UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

PIMCO Variable Insurance Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

    Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

    A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•  PIMCO All Asset Portfolio

•  PIMCO Balanced Allocation Portfolio

•  PIMCO CommodityRealReturn Strategy Portfolio

•  PIMCO Dynamic Bond Portfolio

•  PIMCO Emerging Markets Bond Portfolio

•  PIMCO Global Bond Opportunities Portfolio (Unhedged)

•  PIMCO Global Core Bond (Hedged) Portfolio

•  PIMCO Global Diversified Allocation Portfolio

•  PIMCO Global Managed-Asset Allocation Portfolio

•  PIMCO High Yield Portfolio

•  PIMCO Income Portfolio

•  PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

•  PIMCO International Bond Portfolio (Unhedged)

•  PIMCO Low Duration Portfolio

•  PIMCO Long-Term U.S. Government Portfolio

•  PIMCO Real Return Portfolio

•  PIMCO Short-Term Portfolio

•  PIMCO Total Return Portfolio

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2020

PIMCO All Asset Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 4.30%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.43%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -4.64%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets

2	PIMCO VARIABLE INSURANCE TRUST

Bond Index (EMBI) Global (USD Hedged), returned -1.87%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.89%.

Global equities generated weak results, driven by a sharp selloff in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities recouped a portion of their losses in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the six-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned -3.08% and global equities, as represented by the MSCI World Index, returned -5.77%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -4.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.83%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -9.78%.

Commodity prices were extremely volatile and generally moved lower. When the reporting period began, Brent crude oil was approximately $66 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 6.46% versus the British pound, but the U.S. dollar fell 0.63% and 0.19% versus the yen and the euro, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2020	3

Important Information About the PIMCO All Asset Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Underlying PIMCO Funds are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance, or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

4	PIMCO VARIABLE INSURANCE TRUST

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities held by the Underlying PIMCO Funds.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset Portfolio	04/30/03	01/31/06	04/30/04	04/30/03	04/30/04	Diversified

SEMIANNUAL REPORT	JUNE 30, 2020	5

Important Information About the PIMCO All Asset Portfolio (Cont.)

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a portfolio’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolio is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset Portfolio

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings as of June 30, 2020†§

PIMCO RAE PLUS International Fund	7.5%

PIMCO Extended Duration Fund	7.5%

PIMCO RAE PLUS EMG Fund	7.0%

PIMCO Long-Term Real Return Fund	6.4%

PIMCO RAE Fundamental Advantage PLUS Fund	6.1%

PIMCO CommoditiesPLUS® Strategy Fund	6.1%

PIMCO Income Fund	5.4%

PIMCO RealEstateRealReturn Strategy Fund	4.6%

PIMCO Total Return Fund	4.4%

PIMCO RAE Emerging Markets Fund	3.9%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended June 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO All Asset Portfolio Institutional Class	(5.85)%	(2.49)%	3.23%	4.14%	4.24%
PIMCO All Asset Portfolio Class M	(6.07)%	(2.99)%	2.78%	3.67%	4.57%
PIMCO All Asset Portfolio Administrative Class	(5.97)%	(2.67)%	3.08%	3.98%	5.13%
PIMCO All Asset Portfolio Advisor Class	(6.03)%	(2.82)%	2.98%	3.88%	4.78%
Bloomberg Barclays U.S. TIPS: 1-10 Year Index±	4.08%	5.75%	2.97%	2.66%	3.75%♦
Consumer Price Index + 500 Basis Points±±	2.01%	5.71%	6.59%	6.71%	6.99%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2003.

± Bloomberg Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.565% for Institutional Class shares, 2.015% for Class M shares, 1.715% for Administrative Class shares, and 1.815% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstance substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in U.S. Long Maturity Bonds, primarily through PIMCO Extended Duration Fund and PIMCO Long-Term U.S. Government Fund, contributed to performance, as the Underlying PIMCO Funds gained value.

»

Exposure to inflation-linked bonds, primarily through the PIMCO Real Return Fund and PIMCO Long-Term Real Return Fund, contributed to performance, as the Underlying PIMCO Funds posted positive returns.

»

Exposure to emerging market equities, primarily through the PIMCO RAE PLUS EMG Fund, the PIMCO RAE Emerging Markets Fund, and the PIMCO RAFI Dynamic Multi-Factor EM Equity ETF detracted from performance, as the Underlying PIMCO Funds posted negative returns.

»

An allocation to alternative strategies, primarily through RAE Worldwide Long/Short PLUS Fund and RAE Fundamental Advantage PLUS Fund, detracted from performance, as the Underlying PIMCO Funds lost value.

»

Commodities and REITs exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO RealEstateRealReturn Strategy Fund, detracted from performance, as the Underlying PIMCO Funds lost value.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Markets Local Currency and Bond Fund and the PIMCO Emerging Markets Currency and Short-Term Investments Fund, detracted from performance, as the Underlying PIMCO Funds posted negative returns.

SEMIANNUAL REPORT	JUNE 30, 2020	7

Expense Example PIMCO All Asset Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$941.50	$1.46	$1,000.00	$1,023.22	$1.53	0.31%
Class M	1,000.00	939.30	3.62	1,000.00	1,020.99	3.77	0.76
Administrative Class	1,000.00	940.30	2.18	1,000.00	1,022.48	2.28	0.46
Advisor Class	1,000.00	939.70	2.66	1,000.00	1,021.98	2.77	0.56

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	JUNE 30, 2020	9

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2020 - 06/30/2020+	$10.91	$0.15	$(0.80)	$(0.65)	$(0.26)	$0.00	$0.00	$(0.26)

12/31/2019	10.05	0.36	0.83	1.19	(0.33)	0.00	0.00	(0.33)

12/31/2018	10.97	0.51	(1.07)	(0.56)	(0.36)	0.00	0.00	(0.36)

12/31/2017	10.11	0.58	0.80	1.38	(0.50)	0.00	(0.02)	(0.52)

12/31/2016	9.19	0.24	0.96	1.20	(0.26)	0.00	(0.02)	(0.28)

12/31/2015	10.47	0.33	(1.26)	(0.93)	(0.34)	0.00	(0.01)	(0.35)
Class M

01/01/2020 - 06/30/2020+	10.99	0.12	(0.80)	(0.68)	(0.24)	0.00	0.00	(0.24)

12/31/2019	10.12	0.31	0.84	1.15	(0.28)	0.00	0.00	(0.28)

12/31/2018	11.04	0.50	(1.11)	(0.61)	(0.31)	0.00	0.00	(0.31)

12/31/2017	10.18	0.46	0.87	1.33	(0.45)	0.00	(0.02)	(0.47)

12/31/2016	9.25	0.19	0.97	1.16	(0.21)	0.00	(0.02)	(0.23)

12/31/2015	10.53	0.30	(1.27)	(0.97)	(0.30)	0.00	(0.01)	(0.31)
Administrative Class

01/01/2020 - 06/30/2020+	10.79	0.14	(0.80)	(0.66)	(0.25)	0.00	0.00	(0.25)

12/31/2019	9.93	0.33	0.84	1.17	(0.31)	0.00	0.00	(0.31)

12/31/2018	10.85	0.48	(1.06)	(0.58)	(0.34)	0.00	0.00	(0.34)

12/31/2017	10.01	0.47	0.87	1.34	(0.48)	0.00	(0.02)	(0.50)

12/31/2016	9.10	0.22	0.95	1.17	(0.24)	0.00	(0.02)	(0.26)

12/31/2015	10.36	0.32	(1.24)	(0.92)	(0.33)	0.00	(0.01)	(0.34)
Advisor Class

01/01/2020 - 06/30/2020+	10.92	0.14	(0.81)	(0.67)	(0.25)	0.00	0.00	(0.25)

12/31/2019	10.05	0.32	0.85	1.17	(0.30)	0.00	0.00	(0.30)

12/31/2018	10.97	0.47	(1.06)	(0.59)	(0.33)	0.00	0.00	(0.33)

12/31/2017	10.12	0.47	0.87	1.34	(0.47)	0.00	(0.02)	(0.49)

12/31/2016	9.19	0.21	0.97	1.18	(0.23)	0.00	(0.02)	(0.25)

12/31/2015	10.47	0.31	(1.26)	(0.95)	(0.32)	0.00	(0.01)	(0.33)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.00	(5.85)%	$10,919	0.305	%*	0.425	%*	0.305	%*	0.425	%*	3.07	%*	77%

10.91	11.92	11,788	0.275		0.425		0.275		0.425		3.36		31

10.05	(5.20)	10,616	0.305		0.425		0.305		0.425		4.78		37

10.97	13.77	12,827	0.325		0.425		0.325		0.425		5.43		40

10.11	13.08	5,726	0.275		0.425		0.275		0.425		2.43		67

9.19	(8.95)	4,811	0.285		0.425		0.285		0.425		3.25		41

10.07	(6.07)	63,855	0.755	*	0.875	*	0.755	*	0.875	*	2.51	*	77

10.99	11.44	74,777	0.725		0.875		0.725		0.875		2.88		31

10.12	(5.59)	73,521	0.755		0.875		0.755		0.875		4.62		37

11.04	13.19	75,309	0.775		0.875		0.775		0.875		4.26		40

10.18	12.59	65,033	0.725		0.875		0.725		0.875		1.91		67

9.25	(9.32)	68,206	0.735		0.875		0.735		0.875		2.88		41

9.88	(5.97)	371,086	0.455	*	0.575	*	0.455	*	0.575	*	2.88	*	77

10.79	11.90	426,305	0.425		0.575		0.425		0.575		3.14		31

9.93	(5.41)	444,136	0.455		0.575		0.455		0.575		4.56		37

10.85	13.54	554,749	0.475		0.575		0.475		0.575		4.46		40

10.01	12.93	537,663	0.425		0.575		0.425		0.575		2.23		67

9.10	(8.99)	537,330	0.435		0.575		0.435		0.575		3.15		41

10.00	(6.03)	155,714	0.555	*	0.675	*	0.555	*	0.675	*	2.77	*	77

10.92	11.74	180,653	0.525		0.675		0.525		0.675		3.06		31

10.05	(5.45)	178,643	0.555		0.675		0.555		0.675		4.38		37

10.97	13.38	231,030	0.575		0.675		0.575		0.675		4.35		40

10.12	12.90	226,099	0.525		0.675		0.525		0.675		2.12		67

9.19	(9.19)	226,532	0.535		0.675		0.535		0.675		3.02		41

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	11

Statement of Assets and Liabilities PIMCO All Asset Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in Affiliates	$602,224
Receivable for investments in Affiliates sold	8,415
Receivable for Portfolio shares sold	35
Dividends receivable from Affiliates	561
Reimbursement receivable from PIMCO	46
Total Assets	611,281

Liabilities:

Payable for investments in Affiliates purchased	$8,996
Payable for Portfolio shares redeemed	393
Overdraft due to custodian	3
Accrued investment advisory fees	88
Accrued supervisory and administrative fees	125
Accrued distribution fees	56
Accrued servicing fees	46
Total Liabilities	9,707

Net Assets	$601,574

Net Assets Consist of:

Paid in capital	$702,495
Distributable earnings (accumulated loss)	(100,921)

Net Assets	$601,574

Net Assets:

Institutional Class	$10,919
Class M	63,855
Administrative Class	371,086
Advisor Class	155,714

Shares Issued and Outstanding:

Institutional Class	1,092
Class M	6,341
Administrative Class	37,561
Advisor Class	15,570

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.00
Class M	10.07
Administrative Class	9.88
Advisor Class	10.00

Cost of investments in Affiliates	$575,739

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)

Investment Income:

Dividends from Investments in Affiliates	$10,148
Total Income	10,148

Expenses:

Investment advisory fees	534
Supervisory and administrative fees	763
Distribution and/or servicing fees - Class M	149
Servicing fees - Administrative Class	283
Distribution and/or servicing fees - Advisor Class	195
Trustee fees	8
Miscellaneous expense	1
Total Expenses	1,933
Waiver and/or Reimbursement by PIMCO	(373)
Net Expenses	1,560

Net Investment Income (Loss)	8,588

Net Realized Gain (Loss):

Investments in Affiliates	(36,552)

Net Realized Gain (Loss)	(36,552)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(325)
Investments in Affiliates	(14,251)

Net Change in Unrealized Appreciation (Depreciation)	(14,576)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(42,540)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	13

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$8,588	$21,739
Net realized gain (loss)	(36,552)	(9,397)
Net change in unrealized appreciation (depreciation)	(14,576)	65,966

Net Increase (Decrease) in Net Assets Resulting from Operations	(42,540)	78,308

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(269)	(342)
Class M	(1,577)	(1,915)
Administrative Class	(9,588)	(12,644)
Advisor Class	(3,766)	(5,100)

Total Distributions(a)	(15,200)	(20,001)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	(34,209)	(71,700)

Total Increase (Decrease) in Net Assets	(91,949)	(13,393)

Net Assets:

Beginning of period	693,523	706,916
End of period	$601,574	$693,523

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 96.5%

PIMCO CommoditiesPLUS® Strategy Fund	9,253,725	$36,645

PIMCO Dynamic Bond Fund	603,863	6,383

PIMCO Emerging Markets Bond Fund	573,279	5,836

PIMCO Emerging Markets Currency and Short-Term Investments Fund	3,012,329	22,562

PIMCO Emerging Markets Local Currency and Bond Fund	1,619,308	10,299

PIMCO Extended Duration Fund	4,113,626	44,962

PIMCO High Yield Fund	1,269,107	10,749

PIMCO Income Fund	2,822,640	32,460

PIMCO International Bond Fund (U.S. Dollar-Hedged)	870,115	9,397

PIMCO Investment Grade Credit Bond Fund	1,156,037	12,647

PIMCO Long Duration Total Return Fund	539,441	6,419

PIMCO Long-Term Real Return Fund	3,785,225	38,344

PIMCO Long-Term U.S. Government Fund	2,773,806	21,858

PIMCO Low Duration Fund	1,143,410	11,331

PIMCO Mortgage Opportunities and Bond Fund	477,711	5,155

PIMCO RAE Emerging Markets Fund	3,006,581	23,542

PIMCO RAE Fundamental Advantage PLUS Fund	4,306,004	36,773

	SHARES	MARKET VALUE (000S)

PIMCO RAE International Fund	1,225,681	$9,940

PIMCO RAE PLUS EMG Fund	5,298,124	42,491

PIMCO RAE PLUS International Fund	7,820,185	45,044

PIMCO RAE PLUS Small Fund	1,676,671	13,481

PIMCO RAE US Small Fund	782,135	6,883

PIMCO RAE Worldwide Long/Short PLUS Fund	2,377,864	19,071

PIMCO Real Return Fund	1,909,849	22,632

PIMCO RealEstateRealReturn Strategy Fund	3,699,506	27,783

PIMCO Senior Floating Rate Fund	1,325,057	11,912

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	1,303,410	9,098

PIMCO StocksPLUS® International Fund (Unhedged)	723,825	3,836

PIMCO Total Return Fund	2,470,461	26,755

PIMCO TRENDS Managed Futures Strategy Fund	651,761	6,511

Total Mutual Funds (Cost $551,854)		580,799

EXCHANGE-TRADED FUNDS 2.9%

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	831,571	17,222

Total Exchange-Traded Funds (Cost $19,682)		17,222

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.7%

MUTUAL FUNDS 0.7%

PIMCO Government Money Market Fund
0.180% (a)(b)	4,203,088	$4,203

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	10	0

Total Short-Term Instruments (Cost $4,203)		4,203

Total Investments in Affiliates (Cost $575,739)		602,224

Total Investments 100.1% (Cost $575,739)		$602,224

Other Assets and Liabilities, net (0.1)%		(650)

Net Assets 100.0%		$601,574

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.
(b)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Mutual Funds	$580,799	$0	$0	$580,799
Exchange-Traded Funds	17,222	0	0	17,222
Short-Term Instruments
Mutual Funds	4,203	0	0	4,203

Total Investments	$602,224	$0	$0	$602,224

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	15

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO All Asset Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest substantially all or a significant portion of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

16	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally

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Notes to Financial Statements (Cont.)

valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine

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the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all or a significant portion of its assets in Underlying PIMCO Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest

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Notes to Financial Statements (Cont.)

in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2020 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO CommoditiesPLUS® Strategy Fund	$30,718	$34,458	$(22,536)	$(7,379)	$1,384	$36,645	$208	$0

PIMCO CommodityRealReturn Strategy Fund®	6,947	79	(5,139)	(5,333)	3,446	0	20	0

PIMCO Dynamic Bond Fund	6,794	260	(633)	(22)	(16)	6,383	86	0

PIMCO Emerging Markets Bond Fund	0	6,833	(1,711)	74	640	5,836	72	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	79,977	1,243	(50,537)	(12,388)	4,267	22,562	858	0

PIMCO Emerging Markets Local Currency and Bond Fund	17,409	810	(5,895)	(2,244)	219	10,299	373	0

PIMCO Extended Duration Fund	28,654	35,248	(26,758)	8,706	(888)	44,962	330	0

PIMCO Government Money Market Fund	3,785	66,677	(66,259)	0	0	4,203	6	0

PIMCO High Yield Fund	0	15,743	(5,707)	123	590	10,749	126	0

PIMCO High Yield Spectrum Fund	6,741	0	(6,755)	626	(612)	0	13	0

PIMCO Income Fund	32,020	22,457	(20,304)	932	(2,645)	32,460	852	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	0	9,362	0	0	35	9,397	6	0

PIMCO Investment Grade Credit Bond Fund	11,636	10,560	(9,277)	(20)	(252)	12,647	181	0

PIMCO Long Duration Total Return Fund	6,742	6,395	(6,992)	62	212	6,419	54	0

PIMCO Long-Term Real Return Fund	43,063	19,759	(31,249)	4,645	2,126	38,344	209	0

PIMCO Long-Term U.S. Government Fund	11,739	22,099	(13,815)	2,901	(1,066)	21,858	109	0

PIMCO Low Duration Fund	19,481	22,034	(30,263)	84	(5)	11,331	198	0

PIMCO Mortgage Opportunities and Bond Fund	5,550	169	(534)	(9)	(21)	5,155	87	0

PIMCO RAE Emerging Markets Fund	79,274	9,037	(43,048)	(13,052)	(8,669)	23,542	0	0

PIMCO RAE Fundamental Advantage PLUS Fund	63,094	24,646	(42,835)	(6,054)	(2,078)	36,773	161	0

PIMCO RAE International Fund	0	16,027	(7,667)	(15)	1,595	9,940	0	0

PIMCO RAE Low Volatility PLUS EMG Fund	19,616	0	(18,655)	(439)	(522)	0	0	0

PIMCO RAE Low Volatility PLUS International Fund	13,237	0	(13,266)	(224)	253	0	0	0

PIMCO RAE PLUS EMG Fund	71,677	9,084	(19,454)	(4,924)	(13,892)	42,491	900	0

PIMCO RAE PLUS International Fund	8,235	42,156	(8,163)	(1,956)	4,772	45,044	1,459	0

PIMCO RAE PLUS Small Fund	0	23,166	(15,300)	2,273	3,342	13,481	683	0

PIMCO RAE US Small Fund	0	12,170	(7,582)	580	1,715	6,883	0	0

PIMCO RAE Worldwide Long/Short PLUS Fund	46,193	9,316	(27,309)	(3,915)	(5,214)	19,071	1,356	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	12,385	7,620	(391)	(116)	(2,276)	17,222	39	0

PIMCO Real Return Fund	12,570	19,750	(10,296)	213	395	22,632	85	0

PIMCO RealEstateRealReturn Strategy Fund	18,362	37,460	(28,795)	933	(177)	27,783	840	0

PIMCO Senior Floating Rate Fund	0	16,465	(4,944)	35	356	11,912	87	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	19,207	5,306	(12,017)	(635)	(2,763)	9,098	336	0

PIMCO StocksPLUS® International Fund (Unhedged)	0	12,580	(9,282)	(318)	856	3,836	52	0

PIMCO Total Return Fund	12,109	29,318	(15,558)	299	587	26,755	229	0

PIMCO TRENDS Managed Futures Strategy Fund	6,812	324	(685)	5	55	6,511	133	0

Totals	$694,027	$548,611	$(589,611)	$(36,552)	$(14,251)	$602,224	$10,148	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b)  Investments in Securities

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

The following risks are principal risks of investing in a Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

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Notes to Financial Statements (Cont.)

The following risks are principal risks of investing in a Portfolio that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Market Trading Risk  is the risk that an active secondary trading market for shares of an Underlying PIMCO Fund that is an exchange-traded fund does not continue once developed, that such Underlying PIMCO Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Underlying PIMCO Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk  is the risk that an Underlying PIMCO Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk  is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. An Underlying PIMCO Fund’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Underlying PIMCO Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Underlying PIMCO Fund’s ability to invest in derivatives,

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limit the Underlying PIMCO Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Underlying PIMCO Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that an Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation methodologies used in constructing an underlying index for an Underlying PIMCO Fund that seeks to track the investment results of such underlying index, may not adequately take into account certain factors and may result in a decline in the value of an investment in the Underlying PIMCO Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are

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Notes to Financial Statements (Cont.)

“non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Portfolio is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

Tracking Error Risk  is the risk that the portfolio of an Underlying PIMCO Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Underlying PIMCO Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Underlying PIMCO Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Underlying PIMCO Fund and the underlying index may vary due to asset valuation differences and differences between the Underlying PIMCO Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Underlying PIMCO Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, an Underlying PIMCO Fund’s use of a representative sampling approach may cause the Underlying PIMCO Fund to be less correlated to the return of the underlying index than if the Underlying PIMCO Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the

Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk   As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

7. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a

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Notes to Financial Statements (Cont.)

counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.175%	0.25%	0.25%	0.25%	0.25%

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June 30, 2020 (Unaudited)

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative

Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2020, the amount was $470.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2020, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor

SEMIANNUAL REPORT	JUNE 30, 2020	27

Notes to Financial Statements (Cont.)

will indirectly bear fees and expenses charged by Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2021, to waive its Investment Advisory Fee to the extent that the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds exceed 0.64% of the total assets invested in Underlying PIMCO Funds. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Investment Advisory Fee waived as set forth above (the “Asset Allocation Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any Underlying PIMCO Fund Fees exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Asset Allocation Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at June 30, 2020 were (amounts in thousands†):

12 months	13-24 months	25-36 months	Total
$885	$1,031	$889	$2,805

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The waivers are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2020, the amount was $372,773.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$0	$0	$473,083	$523,352

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2020 (Unaudited)		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	30	$289	125	$1,331

Class M	294	2,842	369	3,925

Administrative Class	1,495	14,270	1,149	12,044

Advisor Class	673	6,621	1,170	12,349
Issued as reinvestment of distributions

Institutional Class	28	269	32	342

Class M	165	1,577	178	1,915

Administrative Class	1,023	9,588	1,199	12,644

Advisor Class	397	3,766	477	5,100
Issued in reorganization^

Institutional Class	78	763	N/A	N/A

Class M	0	0	N/A	N/A

Administrative Class	0	1	N/A	N/A

Advisor Class	589	5,773	N/A	N/A
Cost of shares redeemed

Institutional Class	(124)	(1,229)	(134)	(1,417)

Class M	(921)	(9,174)	(1,011)	(10,741)

Administrative Class	(4,480)	(43,811)	(7,539)	(78,803)

Advisor Class	(2,638)	(25,754)	(2,876)	(30,389)

Net increase (decrease) resulting from Portfolio share transactions	(3,391)	$(34,209)	(6,861)	$(71,700)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 15 in the Notes to Financial Statements.

As of June 30, 2020, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 57% of the Portfolio. One of the shareholders is a related party and comprises 46% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

14. REORGANIZATION

The Board approved the reorganization (the “Reorganization”) of the PIMCO All Asset All Authority Portfolio (the “Acquired Portfolio”) into the PIMCO All Asset Portfolio (the “Acquiring Portfolio”). Pursuant to the Reorganization, shareholders of each class of the Acquired Portfolio became shareholders of the corresponding class of shares of the

Acquiring Portfolio. The reorganization became effective upon the close of business on June 1, 2020. As a result, all shares held in the Acquired Portfolio were automatically exchanged for shares of the Acquiring Portfolio. The transaction was structured to qualify as a tax-free reorganization under Section 368(a) of the Code. Pursuant to the Agreement and Plan of Reorganization, Institutional Class, Administrative Class and Advisor Class of the Acquired Portfolio received a number of shares of the corresponding class in the Acquiring Portfolio, with a value equal to their holdings in the Acquired Portfolio as of the close of business on the date of the reorganization. The investment portfolio of the Acquired Portfolio, with a fair value of approximately $9,550,170 and identified cost of approximately $9,225,156 as of the date of the reorganization, was the principal asset acquired by the Acquiring Portfolio. For financial statement purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of June 1, 2020, the Acquired Portfolio did not have any

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Notes to Financial Statements (Cont.)

pre-enactment net capital loss carryforwards. The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Acquired Fund				325

Institutional Class	103	763	7.40

Administrative Class	—	1	7.41

Advisor Class	782	5,773	7.38

Acquiring Fund				(14,576)

Institutional Class	1,039	10,181	9.79

Administrative Class	38,827	375,794	9.68

Advisor Class	15,133	148,276	9.79

Class M	6,716	66,271	9.87

Post Reorganization Acquiring Fund				(14,251)

Institutional Class	1,117	10,945	9.79

Administrative Class	38,827	375,795	9.68

Advisor Class	15,722	154,049	9.79

Class M	6,716	66,271	9.87

PIMCO paid all fees and expenses, including legal and accounting expenses, printing and mailing expenses, or other similar expenses incurred in connection with the reorganization transaction, excluding costs in connection with the purchase or sale of portfolio securities, if any. Assuming the reorganization had been completed on January 1, 2020, the beginning of the annual reporting period, the pro forma results of operations for the period ended June 30, 2020, are as follows (amounts in thousands):

Net investment income (loss)	8,590

Net realized and unrealized gains (losses)	(52,601)

Net increase in net assets resulting from operations	(44,011)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Statement of Operations since June 1, 2020.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Portfolio, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes and through investments in the Commodity Subsidiary.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Portfolio’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Portfolio is treated as qualifying dividends; and (iii) that income inclusion by a Portfolio of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio or an Underlying PIMCO Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as ordinary income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$ 18,779	$ 63,427

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$593,877	$22,691	$(14,344)	$8,347

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2020	31

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:

USD (or $)	United States Dollar

Index/Spread Abbreviations:

RAFI	Research Affiliates Fundamental Index

Other Abbreviations:

TBA	To-Be-Announced

32	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

SEMIANNUAL REPORT	JUNE 30, 2020	33

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Asset Allocation Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT02SAR_063020

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2020

PIMCO Balanced Allocation Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 4.30%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.43%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -4.64%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.87%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.89%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities generated weak results, driven by a sharp selloff in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities recouped a portion of their losses in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the six-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned -3.08% and global equities, as represented by the MSCI World Index, returned -5.77%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -4.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.83%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -9.78%.

Commodity prices were extremely volatile and generally moved lower. When the reporting period began, Brent crude oil was approximately $66 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 6.46% versus the British pound, but the U.S. dollar fell 0.63% and 0.19% versus the yen and the euro, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2020	3

Important Information About the PIMCO Balanced Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Balanced Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter duration. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the

4	PIMCO VARIABLE INSURANCE TRUST

spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Administrative Class	Advisor Class	Diversification Status
PIMCO Balanced Allocation Portfolio	04/27/12	04/27/12	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or

SEMIANNUAL REPORT	JUNE 30, 2020	5

Important Information About the PIMCO Balanced Allocation Portfolio (Cont.)

desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a porfolio’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolio is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Balanced Allocation Portfolio

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2020†§

Short-Term Instruments‡	52.3%

U.S. Government Agencies	15.5%

U.S. Treasury Obligations	10.8%

Corporate Bonds & Notes	10.4%

Asset-Backed Securities	5.3%

Mutual Funds	4.7%

Other	1.0%

†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2020

	6 Months*	1 Year	5 Years	Inception≈
PIMCO Balanced Allocation Portfolio Administrative Class	(2.01)%	3.90%	4.32%	3.32%
PIMCO Balanced Allocation Portfolio Advisor Class	(2.11)%	3.71%	4.65%	3.12%
35% S&P 500 Index / 25% MSCI EAFE Index / 40% Bloomberg Barclays U.S. Aggregate Index±	(1.23)%	5.26%	6.25%	7.14%	♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/27/2012.

± The benchmark is a blend of 35% S&P 500 Index / 25% MSCI EAFE Index / 40% Bloomberg Barclays U.S. Aggregate Index. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.99% for Administrative Class shares, and 1.09% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Balanced Allocation Portfolio seeks total return which exceeds that of its benchmark by investing, under normal circumstances, in equity derivatives and other equity-related investments that provide equity-related exposure equivalent to 50-70% of its net assets (such portion of the Portfolio’s portfolio, the “Equity Sleeve”) and the remainder of its net assets in a diversified portfolio of Fixed Income Instruments (such portion of the Portfolio’s portfolio, the “Fixed Income Sleeve”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. duration contributed to performance, as U.S. yields decreased.

»	Exposure to investment grade corporate spread through allocations to investment grade corporate bonds detracted from performance, as investment grade corporate spreads widened.

»	Exposure to Japanese equities detracted from performance, as these securities generally posted negative returns.

»	Exposure to U.K. equities detracted from performance, as these securities generally posted negative returns.

»	Exposure to U.S. equities detracted from performance, as these securities generally posted negative returns.

»	Exposure to European equities detracted from performance, as these securities generally posted negative returns.

SEMIANNUAL REPORT	JUNE 30, 2020	7

Expense Example PIMCO Balanced Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$979.90	$4.16	$1,000.00	$1,020.52	$4.25	0.85%
Advisor Class	1,000.00	978.90	4.65	1,000.00	1,020.03	4.75	0.95

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	JUNE 30, 2020	9

Financial Highlights PIMCO Balanced Allocation Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class

01/01/2020 - 06/30/2020+	$10.18	$0.04	$(0.26)	$(0.22)	$(0.09)	$(0.75)	$0.00	$(0.84)

12/31/2019	8.74	0.17	1.48	1.65	(0.21)	0.00	0.00	(0.21)

12/31/2018	10.73	0.16	(0.73)	(0.57)	(0.13)	(1.29)	0.00	(1.42)

12/31/2017	9.44	0.08	1.28	1.36	(0.07)	0.00	0.00	(0.07)

12/31/2016	9.24	0.13	0.14	0.27	0.00	0.00	(0.07)	(0.07)

12/31/2015	9.47	0.19	(0.29)	(0.10)	(0.06)	0.00	(0.07)	(0.13)
Advisor Class

01/01/2020 - 06/30/2020+	10.40	0.04	(0.28)	(0.24)	(0.08)	(0.75)	0.00	(0.83)

12/31/2019	8.92	0.17	1.51	1.68	(0.20)	0.00	0.00	(0.20)

12/31/2018	10.92	0.15	(0.74)	(0.59)	(0.12)	(1.29)	0.00	(1.41)

12/31/2017	9.61	0.07	1.30	1.37	(0.06)	0.00	0.00	(0.06)

12/31/2016	9.22	0.13	0.33	0.46	0.00	0.00	(0.07)	(0.07)

12/31/2015	9.47	0.22	(0.34)	(0.12)	(0.06)	0.00	(0.07)	(0.13)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Effective October 21, 2016, the Portfolio’s Investment advisory fee was decreased by 0.34% to an annual rate of 0.66%.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.12	(2.01)%	$84,918	0.85	%*	0.88	%*	0.83	%*	0.86	%*	0.84	%*	229%

10.18	19.00	91,875	0.91		0.93		0.84		0.86		1.81		534

8.74	(5.59)	86,180	0.92		0.94		0.84		0.86		1.47		435

10.73	14.48	101,361	0.84		0.86		0.84		0.86		0.79		508

9.44	2.94	97,981	1.02	(e)	1.15	(e)	1.01	(e)	1.14	(e)	1.43		483

9.24	(1.06)	99,522	1.03		1.27		1.01		1.25		1.91		386

9.33	(2.11)	1,184	0.95	*	0.98	*	0.93	*	0.96	*	0.74	*	229

10.40	18.95	1,252	1.01		1.03		0.94		0.96		1.71		534

8.92	(5.68)	1,149	1.02		1.04		0.94		0.96		1.36		435

10.92	14.32	1,545	0.94		0.96		0.94		0.96		0.69		508

9.61	4.99	1,409	1.12	(e)	1.25	(e)	1.11	(e)	1.24	(e)	1.42		483

9.22	(1.28)	992	1.13		1.37		1.11		1.35		2.26		386

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	11

Statement of Assets and Liabilities PIMCO Balanced Allocation Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$73,548
Investments in Affiliates	18,551
Financial Derivative Instruments
Exchange-traded or centrally cleared	420
Over the counter	4
Cash	2
Deposits with counterparty	4,800
Foreign currency, at value	37
Receivable for TBA investments sold	13,689
Interest and/or dividends receivable	164
Dividends receivable from Affiliates	25
Reimbursement receivable from PIMCO	2
Total Assets	111,242

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$638
Financial Derivative Instruments
Exchange-traded or centrally cleared	42
Over the counter	18
Payable for investments in Affiliates purchased	26
Payable for TBA investments purchased	24,273
Payable for Portfolio shares redeemed	83
Accrued investment advisory fees	46
Accrued supervisory and administrative fees	4
Accrued servicing fees	10
Total Liabilities	25,140

Net Assets	$86,102

Net Assets Consist of:

Paid in capital	$87,491
Distributable earnings (accumulated loss)	(1,389)

Net Assets	$86,102

Net Assets:

Administrative Class	$84,918
Advisor Class	1,184

Shares Issued and Outstanding:

Administrative Class	9,314
Advisor Class	127

Net Asset Value Per Share Outstanding(a):

Administrative Class	$9.12
Advisor Class	9.33

Cost of investments in securities	$71,823
Cost of investments in Affiliates	$18,761
Cost of foreign currency held	$39
Cost or premiums of financial derivative instruments, net	$(35)

* Includes repurchase agreements of:	$12,802

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Balanced Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)

Investment Income:

Interest	$500
Dividends from Investments in Affiliates	216
Total Income	716

Expenses:

Investment advisory fees	279
Supervisory and administrative fees	21
Servicing fees - Administrative Class	63
Distribution and/or servicing fees - Advisor Class	2
Trustee fees	1
Interest expense	6
Total Expenses	372
Waiver and/or Reimbursement by PIMCO	(11)
Net Expenses	361

Net Investment Income (Loss)	355

Net Realized Gain (Loss):

Investments in securities	864
Investments in Affiliates	(7)
Exchange-traded or centrally cleared financial derivative instruments	(3,055)
Over the counter financial derivative instruments	74
Foreign currency	(24)

Net Realized Gain (Loss)	(2,148)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	777
Investments in Affiliates	(232)
Exchange-traded or centrally cleared financial derivative instruments	(726)
Over the counter financial derivative instruments	(42)
Foreign currency assets and liabilities	1

Net Change in Unrealized Appreciation (Depreciation)	(222)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,015)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	13

Statements of Changes in Net Assets PIMCO Balanced Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$355	$1,661
Net realized gain (loss)	(2,148)	10,527
Net change in unrealized appreciation (depreciation)	(222)	3,685

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,015)	15,873

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Administrative Class	(7,068)	(1,951)
Advisor Class	(97)	(24)

Total Distributions(a)	(7,165)	(1,975)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	2,155	(8,100)

Total Increase (Decrease) in Net Assets	(7,025)	5,798

Net Assets:

Beginning of period	93,127	87,329
End of period	$86,102	$93,127

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Balanced Allocation Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 85.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Bausch Health Cos., Inc.
3.190% (LIBOR03M + 3.000%) due 06/02/2025 ~		$26	$25

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042		159	143

Total Loan Participations and Assignments (Cost $184)			168

CORPORATE BONDS & NOTES 11.1%

BANKING & FINANCE 7.0%

Bank of America Corp.
3.864% due 07/23/2024 •		200	217
3.950% due 04/21/2025		200	222

Barclays PLC
4.972% due 05/16/2029 •		200	235

BGC Partners, Inc.
5.375% due 07/24/2023		100	104

BPCE S.A.
4.625% due 07/11/2024		100	109

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		100	104

Cooperatieve Rabobank UA
3.875% due 09/26/2023		250	273

CPI Property Group S.A.
1.625% due 04/23/2027	EUR	100	107

Credit Suisse AG
5.750% due 09/18/2025 •(e)		100	113

CyrusOne LP
2.900% due 11/15/2024		$100	105

Deutsche Bank AG
3.961% due 11/26/2025 •		200	210

Discover Financial Services
4.500% due 01/30/2026		100	112

GLP Capital LP
5.250% due 06/01/2025		150	164

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		400	448

HSBC Holdings PLC
4.300% due 03/08/2026		200	226

ING Bank NV
2.625% due 12/05/2022		100	105

ING Groep NV
4.100% due 10/02/2023		200	220

JPMorgan Chase & Co.
3.782% due 02/01/2028 •		300	340

Lloyds Banking Group PLC
4.450% due 05/08/2025		300	340

Mitsubishi UFJ Financial Group, Inc.
2.757% due 09/13/2026		200	214

Morgan Stanley
3.875% due 04/29/2024		200	221
4.431% due 01/23/2030 •		200	238

Oversea-Chinese Banking Corp. Ltd.
0.836% (US0003M + 0.450%) due 05/17/2021 ~		200	200

Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		200	216

Sabra Health Care LP
3.900% due 10/15/2029		100	91

Spirit Realty LP
4.000% due 07/15/2029		100	99

Sumitomo Mitsui Financial Group, Inc.
2.448% due 09/27/2024		200	210

UBS AG
7.625% due 08/17/2022 (e)		250	279

VEREIT Operating Partnership LP
3.100% due 12/15/2029		100	97

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
3.196% due 06/17/2027 •		$100	$109
3.450% due 02/13/2023		100	106
4.150% due 01/24/2029		200	235

			6,069

INDUSTRIALS 3.1%

Air Canada Pass-Through Trust
3.750% due 06/15/2029		81	77

American Airlines Pass-Through Trust
3.500% due 08/15/2033		197	165

Arrow Electronics, Inc.
4.500% due 03/01/2023		100	106

BMW U.S. Capital LLC
3.400% due 08/13/2021		100	103

Campbell Soup Co.
3.650% due 03/15/2023		58	62

Choice Hotels International, Inc.
3.700% due 12/01/2029		100	100

CVS Health Corp.
4.100% due 03/25/2025		200	226

DAE Funding LLC
5.250% due 11/15/2021		100	98

Dell International LLC
4.420% due 06/15/2021		100	103

DP World PLC
2.375% due 09/25/2026	EUR	200	219

Enbridge, Inc.
2.500% due 01/15/2025		$100	104

Equifax, Inc.
1.262% (US0003M + 0.870%) due 08/15/2021 ~		100	100

Kinder Morgan Energy Partners LP
3.950% due 09/01/2022		100	105

Las Vegas Sands Corp.
3.200% due 08/08/2024		100	100

Penske Truck Leasing Co. LP
4.450% due 01/29/2026		100	110

Reynolds American, Inc.
4.450% due 06/12/2025		100	113

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023		200	212

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		200	217

Sunoco Logistics Partners Operations LP
3.900% due 07/15/2026		100	105

Syngenta Finance NV
4.441% due 04/24/2023		200	210

			2,635

UTILITIES 1.0%

AT&T, Inc.
4.100% due 02/15/2028		300	344

Exelon Corp.
3.950% due 06/15/2025		100	113

IPALCO Enterprises, Inc.
3.700% due 09/01/2024		100	107

ONEOK, Inc.
4.550% due 07/15/2028		100	105

Petrobras Global Finance BV
5.093% due 01/15/2030		89	89

Vodafone Group PLC
3.750% due 01/16/2024		100	109

			867

Total Corporate Bonds & Notes (Cost $9,049)			9,571

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.5%

PENNSYLVANIA 0.2%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
1.121% (US0003M + 0.130%) due 10/25/2036 ~		$129	$122

VIRGINIA 0.1%

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119		100	107

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		170	172

Total Municipal Bonds & Notes (Cost $389)			401

U.S. GOVERNMENT AGENCIES 16.6%

Fannie Mae
0.770% due 11/25/2046 •		279	279
0.820% due 07/25/2046 •		96	96
0.840% due 09/25/2046 •		108	108
3.809% due 05/01/2038 •		156	165

Freddie Mac
3.500% due 09/01/2047		148	156
4.000% due 08/01/2047		541	578

Uniform Mortgage-Backed Security
2.500% due 06/01/2050		100	104
3.500% due 11/01/2045 - 09/01/2046		514	550
4.000% due 08/01/2048 - 08/01/2049		1,582	1,676

Uniform Mortgage-Backed Security, TBA
2.500% due 09/01/2050		2,400	2,491
3.000% due 08/01/2035 - 09/01/2050		3,600	3,779
3.500% due 07/01/2035 - 08/01/2050		3,600	3,784
4.000% due 08/01/2050		500	530

Total U.S. Government Agencies (Cost $14,231)			14,296

U.S. TREASURY OBLIGATIONS 11.6%

U.S. Treasury Bonds
1.250% due 05/15/2050		100	96
2.000% due 02/15/2050		40	46
2.250% due 08/15/2049		150	180
2.375% due 11/15/2049		50	62
2.500% due 02/15/2046 (g)		2,780	3,442
3.000% due 08/15/2048		200	275
3.000% due 02/15/2049		50	69

U.S. Treasury Notes
0.375% due 04/30/2025		1,800	1,808
0.500% due 05/31/2027		500	501
0.625% due 05/15/2030		500	499
1.375% due 10/15/2022		1,850	1,901
1.500% due 02/15/2030		1,000	1,081

Total U.S. Treasury Obligations (Cost $9,022)			9,960

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Banc of America Funding Trust
0.308% due 08/27/2036 ~		108	93

BANK
4.165% due 05/15/2061 ~		100	114

Citigroup Mortgage Loan Trust
3.767% due 07/25/2037 ^~		86	78

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.000% due 10/25/2036 þ		52	49

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	32	34

Total Non-Agency Mortgage-Backed Securities (Cost $356)			368

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	15

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 5.7%

Atrium Corp.
1.928% due 04/22/2027 •		$248	$244

Babson Euro CLO BV
0.659% due 10/25/2029 •	EUR	240	267

Bowman Park CLO Ltd.
1.540% due 11/23/2025 •		$87	87

CIT Mortgage Loan Trust
1.685% due 10/25/2037 •		100	96

Citigroup Mortgage Loan Trust
0.315% due 08/25/2036 •		211	208

Countrywide Asset-Backed Certificates
0.335% due 06/25/2047 ^•		59	58
0.415% due 05/25/2037 •		651	581

Crown Point CLO Ltd.
2.305% due 10/20/2028 •		247	244

Dryden Senior Loan Fund
2.119% due 10/15/2027 •		243	241

ECMC Group Student Loan Trust
0.935% due 02/27/2068 •		67	65

Fremont Home Loan Trust
0.335% due 10/25/2036 •		438	224

Halcyon Loan Advisors Funding Ltd.
2.055% due 04/20/2027 •		123	122

Harvest CLO DAC
0.630% due 11/18/2029 •	EUR	229	255

Jamestown CLO Ltd.
1.909% due 07/15/2026 •		$39	39

JPMorgan Mortgage Acquisition Corp.
0.575% due 05/25/2035 •		600	590

Jubilee CLO BV
0.442% due 12/15/2029 •	EUR	250	279

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman XS Trust
0.355% due 12/25/2036 •	$9	$11
0.985% due 10/25/2035 •	19	19

Loomis Sayles CLO Ltd.
2.119% due 04/15/2028 •	248	242

M360 Advisors LLC
4.395% due 07/24/2028	44	44

Morgan Stanley ABS Capital, Inc. Trust
0.315% due 10/25/2036 •	189	163

Navient Student Loan Trust
1.235% due 12/27/2066 •	120	116

OneMain Financial Issuance Trust
2.370% due 09/14/2032	46	46

Option One Mortgage Loan Trust
0.950% due 08/25/2035 •	120	110

S-Jets Ltd.
3.967% due 08/15/2042	196	175

SLM Student Loan Trust
0.863% due 12/15/2025 •	117	116

TICP CLO Ltd.
1.975% due 04/20/2028 •	250	246

Total Asset-Backed Securities (Cost $4,696)		4,888

SHORT-TERM INSTRUMENTS 39.4%

REPURCHASE AGREEMENTS (f) 14.9%
		12,802

SHORT-TERM NOTES 1.3%

Federal Home Loan Bank
0.132% due 08/25/2020 (b)(c)	$1,100	1,100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 23.2%
0.129% due 07/30/2020 - 10/22/2020 (a)(b)	$20,000	$19,994

Total Short-Term Instruments (Cost $33,896)		33,896

Total Investments in Securities (Cost $71,823)		73,548

	SHARES
INVESTMENTS IN AFFILIATES 21.5%

MUTUAL FUNDS 5.0% (d)

PIMCO Income Fund	377,532	4,341

Total Mutual Funds (Cost $4,541)		4,341

SHORT-TERM INSTRUMENTS 16.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.5%

PIMCO Short-Term Floating NAV Portfolio III	1,441,292	14,210

Total Short-Term Instruments (Cost $14,220)		14,210

Total Investments in Affiliates (Cost $18,761)		18,551

Total Investments 107.0% (Cost $90,584)		$92,099

Financial Derivative Instruments (h)(i) 0.4% (Cost or Premiums, net $(35))		364

Other Assets and Liabilities, net (7.4)%		(6,361)

Net Assets 100.0%		$86,102

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Institutional Class Shares of each Fund.
(e)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.130%	06/30/2020	07/01/2020	$11,000	U.S. Treasury Bonds 3.000% due 02/15/2047	$(11,130)	$11,000	$11,000
FICC	0.000	06/30/2020	07/01/2020	1,802	U.S. Treasury Notes 1.875% due 04/30/2022	(1,838)	1,802	1,802

Total Repurchase Agreements						$(12,968)	$12,802	$12,802

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
DEU	0.210%	05/04/2020	07/02/2020	$(638)	$(638)

Total Reverse Repurchase Agreements					$(638)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$11,000	$0	$0	$11,000	$(11,130)	$(130)
DEU	0	(638)	0	(638)	619	(19)
FICC	1,802	0	0	1,802	(1,838)	(36)

Total Borrowings and Other Financing Transactions	$12,802	$(638)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(638)	$0	$0	$(638)

Total Borrowings	$0	$(638)	$0	$0	$(638)

Payable for reverse repurchase agreements					$(638)

(g)	Securities with an aggregate market value of $619 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(1,255) at a weighted average interest rate of 0.969%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index September Futures	09/2020	197	$30,438	$205	$418	$0
Mini MSCI EAFE Index September Futures	09/2020	241	21,430	13	0	(42)

				$218	$418	$(42)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond September Futures	09/2020	3	$(595)	$(5)	$1	$0
U.S. Treasury 10-Year Note September Futures	09/2020	2	(278)	(1)	0	0

				$(6)	$1	$0

Total Futures Contracts				$212	$419	$(42)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	17

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Exelon Corp.	(1.000)%	Quarterly	06/20/2025	0.206%	$	100	$(4)	$0	$(4)	$0	$0
Kraft Heinz Foods Co.	(1.000)	Quarterly	06/20/2022	0.599		100	(1)	0	(1)	0	0

							$(5)	$0	$(5)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2024	1.682%	$	200	$(3)	$(3)	$(6)	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.235%	Semi-Annual	03/04/2025	CAD	300	$1	$4	$5	$0	$0

Total Swap Agreements							$(7)	$1	$(6)	$1	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$419	$1	$420	$0	$(42)	$0	$(42)

Cash of $4,800 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	07/2020		$117	PEN	401	$0	$(4)
	08/2020		8	RUB	556	0	0
	09/2020	PEN	391		$114	3	0

GLM	08/2020		$7	RUB	482	0	0

SCX	07/2020	EUR	1,125		$1,252	0	(12)
	08/2020		1,125		1,264	0	(1)

Total Forward Foreign Currency Contracts						$3	$(17)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.550%	09/16/2020	300	$0	$0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	09/16/2020	300	(1)	(1)

Total Written Options						$(1)	$(1)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
GST	Brazil Government International Bond	1.000%	Quarterly	06/20/2021	1.103%	$300	$(14)	$14	$0	$0

JPM	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.103	100	(7)	7	0	0
	Russia Government International Bond	1.000	Quarterly	06/20/2021	0.389	100	(6)	7	1	0

Total Swap Agreements							$(27)	$28	$1	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$0	$0	$0	$(1)	$0	$(1)	$(1)	$0	$(1)
CBK	3	0	0	3	(4)	0	0	(4)	(1)	0	(1)
JPM	0	0	1	1	0	0	0	0	1	0	1
SCX	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)

Total Over the Counter	$3	$0	$1	$4	$(17)	$(1)	$0	$(18)

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	19

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$418	$0	$1	$419
Swap Agreements	0	1	0	0	0	1

	$0	$1	$418	$0	$1	$420

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$3	$0	$4

	$0	$2	$418	$3	$1	$424

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$42	$0	$0	$42

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17	$0	$17
Written Options	0	1	0	0	0	1

	$0	$1	$0	$17	$0	$18

	$0	$1	$42	$17	$0	$60

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(3,006)	$0	$(20)	$(3,026)
Swap Agreements	0	(35)	0	0	6	(29)

	$0	$(35)	$(3,006)	$0	$(14)	$(3,055)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26	$0	$26
Written Options	0	6	0	0	0	6
Swap Agreements	0	42	0	0	0	42

	$0	$48	$0	$26	$0	$74

	$0	$13	$(3,006)	$26	$(14)	$(2,981)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(703)	$0	$(13)	$(716)
Swap Agreements	0	(14)	0	0	4	(10)

	$0	$(14)	$(703)	$0	$(9)	$(726)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2
Written Options	0	(1)	0	0	0	(1)
Swap Agreements	0	(43)	0	0	0	(43)

	$0	$(44)	$0	$2	$0	$(42)

	$0	$(58)	$(703)	$2	$(9)	$(768)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$168	$0	$168
Corporate Bonds & Notes
Banking & Finance	0	6,069	0	6,069
Industrials	0	2,635	0	2,635
Utilities	0	867	0	867
Municipal Bonds & Notes
Pennsylvania	0	122	0	122
Virginia	0	107	0	107
West Virginia	0	172	0	172
U.S. Government Agencies	0	14,296	0	14,296
U.S. Treasury Obligations	0	9,960	0	9,960
Non-Agency Mortgage-Backed Securities	0	368	0	368
Asset-Backed Securities	0	4,888	0	4,888
Short-Term Instruments
Repurchase Agreements	0	12,802	0	12,802
Short-Term Notes	0	1,100	0	1,100
U.S. Treasury Bills	0	19,994	0	19,994

	$0	$73,548	$0	$73,548

Investments in Affiliates, at Value
Mutual Funds	4,341	0	0	4,341

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$14,210	$0	$0	$14,210

	$18,551	$0	$0	$18,551

Total Investments	$18,551	$73,548	$0	$92,099

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	419	1	0	420
Over the counter	0	4	0	4

	$419	$5	$0	$424

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(42)	0	0	(42)
Over the counter	0	(18)	0	(18)

	$(42)	$(18)	$0	$(60)

Total Financial Derivative Instruments	$377	$(13)	$0	$364

Totals	$18,928	$73,535	$0	$92,463

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	21

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Balanced Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

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allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to

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Notes to Financial Statements (Cont.)

calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing

Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has

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delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained

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Notes to Financial Statements (Cont.)

from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in a combination of affiliated and unaffiliated Funds, which may or may not be registered under the Act. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”).The Portfolio may invest in such funds to the extent permitted under the Act. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2020 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Income Fund	$4,416	$123	$0	$0	$(198)	$4,341	$123	$0

PIMCO Short-Term Floating NAV Portfolio III	23,359	11,392	(20,500)	(7)	(34)	14,210	93	0

Totals	$27,775	$11,515	$(20,500)	$(7)	$(232)	$18,551	$216	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only

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Notes to Financial Statements (Cont.)

upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional

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June 30, 2020 (Unaudited)

(i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement

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Notes to Financial Statements (Cont.)

of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts

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and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap

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Notes to Financial Statements (Cont.)

agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a

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minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The

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Notes to Financial Statements (Cont.)

principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

New/Small Portfolio Risk  is the risk that a new or smaller Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long term. In addition, new Portfolios have limited operating histories for investors to evaluate and new and smaller Portfolios may not attract sufficient assets to achieve investment and trading efficiencies.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

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Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and

SEMIANNUAL REPORT	JUNE 30, 2020	35

Notes to Financial Statements (Cont.)

potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things,

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”)

govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Administrative Class	Advisor Class
0.66%	0.05%	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1

SEMIANNUAL REPORT	JUNE 30, 2020	37

Notes to Financial Statements (Cont.)

under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2020, the amount was $73.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2020, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2021, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to the Management Fees of series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

indirectly incurred by the Portfolio in connection with its investments in series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, to the extent the Portfolio’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Management Fees of the series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2020, the amount was $10,571.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$105,558	$110,328	$235	$1,025

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Administrative Class	380	$3,488	121	$1,163

Advisor Class	0	0	0	1
Issued as reinvestment of distributions

Administrative Class	792	7,068	199	1,951

Advisor Class	11	97	2	24
Cost of shares redeemed

Administrative Class	(883)	(8,459)	(1,154)	(11,136)

Advisor Class	(4)	(39)	(11)	(103)

Net increase (decrease) resulting from Portfolio share transactions	296	$2,155	(843)	$(8,100)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 99% of the Portfolio. The shareholders are related parties of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

SEMIANNUAL REPORT	JUNE 30, 2020	39

Notes to Financial Statements (Cont.)

June 30, 2020 (Unaudited)

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Balanced Allocation Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$90,574	$2,185	$(468)	$1,717

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

40	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	DEU	Deutsche Bank Securities, Inc.	GST	Goldman Sachs International

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	JPM	JP Morgan Chase Bank N.A.

CBK	Citibank N.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London

Currency Abbreviations:

CAD	Canadian Dollar	PEN	Peruvian New Sol	USD (or $)	United States Dollar

EUR	Euro	RUB	Russian Ruble

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

EAFE	Europe, Australasia, and Far East Stock Index	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	MSCI	Morgan Stanley Capital International

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation

SEMIANNUAL REPORT	JUNE 30, 2020	41

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

42	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT10SAR_063020

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2020

PIMCO CommodityRealReturn® Strategy Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 4.30%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.43%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -4.64%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets

2	PIMCO VARIABLE INSURANCE TRUST

Bond Index (EMBI) Global (USD Hedged), returned -1.87%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.89%.

Global equities generated weak results, driven by a sharp selloff in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities recouped a portion of their losses in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the six-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned -3.08% and global equities, as represented by the MSCI World Index, returned -5.77%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -4.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.83%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -9.78%.

Commodity prices were extremely volatile and generally moved lower. When the reporting period began, Brent crude oil was approximately $66 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 6.46% versus the British pound, but the U.S. dollar fell 0.63% and 0.19% versus the yen and the euro, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2020	3

Important Information About the PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the

4	PIMCO VARIABLE INSURANCE TRUST

nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO CommodityRealReturn® Strategy Portfolio	06/30/04	04/30/12	11/10/14	06/30/04	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

SEMIANNUAL REPORT	JUNE 30, 2020	5

Important Information About the PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a portfolio’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolio is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2020†§

U.S. Treasury Obligations	56.3%

Short-Term Instruments‡	12.9%

U.S. Government Agencies	12.4%

Sovereign Issues	6.0%

Corporate Bonds & Notes	5.3%

Asset-Backed Securities	4.8%

Non-Agency Mortgage-Backed Securities	2.2%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO CommodityRealReturn® Strategy Portfolio Institutional Class	(19.21)%	(16.78)%	(7.25)%	—	(8.52)%
PIMCO CommodityRealReturn® Strategy Portfolio Class M	(19.27)%	(17.17)%	(7.65)%	—	(9.25)%
PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	(19.20)%	(16.84)%	(7.38)%	(4.87)%	(2.32)%
PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	(19.15)%	(16.87)%	(7.45)%	(4.97)%	(3.96)%
Bloomberg Commodity Index Total Return±	(19.40)%	(17.38)%	(7.69)%	(5.82)%	(3.58)%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 06/30/2004.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 2.12% for Institutional Class shares, 2.57% for Class M shares, 2.27% for Administrative Class shares, and 2.37% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. ”Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to broad commodities detracted from absolute performance, as broad commodities, as measured by the Bloomberg Commodity Index Total Return (BCOM), posted losses.

»

The structural allocation to U.S. short-term Treasury inflation-protected securities (“TIPS”) as collateral backing the Portfolio’s commodity exposure contributed to relative performance, as U.S. short-term TIPS, as measured by the Bloomberg Barclays U.S. 1-5 Year TIPS Index, outperformed U.S. 3-Month Treasury Bills, as measured by ICE BofAML U.S. 3-Month Treasury Bill Index.

»	Overweight exposure to energy commodities detracted from relative performance, as these commodities underperformed the broader Bloomberg Commodity Index.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) detracted from relative performance, as U.S. BEI spreads narrowed.

»	Overweight exposure to non-Agency mortgage-backed securities detracted from relative performance, as these securities posted negative returns.

»	Overweight exposure to investment grade corporate credit detracted from relative performance, as spreads widened.

»	Underweight exposure to high yield corporate credit contributed to relative performance, as these securities posted negative returns.

»

Underweight exposure to U.K. breakeven inflation (BEI) spreads (or the yield differential between U.K. nominal bonds and like-maturity U.K. inflation-linked bonds) contributed to relative performance, as U.K. BEI spreads narrowed.

SEMIANNUAL REPORT	JUNE 30, 2020	7

Expense Example PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$807.90	$6.21	$1,000.00	$1,017.85	$6.94	1.39%
Class M	1,000.00	807.30	8.22	1,000.00	1,015.63	9.17	1.84
Administrative Class	1,000.00	808.00	6.88	1,000.00	1,017.11	7.68	1.54
Advisor Class	1,000.00	808.50	7.33	1,000.00	1,016.62	8.18	1.64

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	JUNE 30, 2020	9

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total	Net Asset Value End of Year or Period(a)
Institutional Class

01/01/2020 - 06/30/2020+	$6.39	$(0.01)	$(1.21)	$(1.22)	$(0.35)	$0.00	$(0.35)	$4.82

12/31/2019	6.00	0.10	0.59	0.69	(0.30)	0.00	(0.30)	6.39

12/31/2018	7.14	0.16	(1.14)	(0.98)	(0.16)	0.00	(0.16)	6.00

12/31/2017	7.84	0.14	(0.01)	0.13	(0.83)	0.00	(0.83)	7.14

12/31/2016	6.89	0.13	0.91	1.04	(0.09)	0.00	(0.09)	7.84

12/31/2015~	9.68	0.04	(2.63)	(2.59)	(0.20)	0.00	(0.20)	6.89
Class M

01/01/2020 - 06/30/2020+	6.37	(0.02)	(1.21)	(1.23)	(0.34)	0.00	(0.34)	4.80

12/31/2019	5.99	0.08	0.57	0.65	(0.27)	0.00	(0.27)	6.37

12/31/2018	7.12	0.13	(1.13)	(1.00)	(0.13)	0.00	(0.13)	5.99

12/31/2017	7.83	0.11	(0.01)	0.10	(0.81)	0.00	(0.81)	7.12

12/31/2016	6.89	0.24	0.76	1.00	(0.06)	0.00	(0.06)	7.83

12/31/2015~	9.72	0.03	(2.66)	(2.63)	(0.20)	0.00	(0.20)	6.89
Administrative Class

01/01/2020 - 06/30/2020+	6.41	(0.01)	(1.23)	(1.24)	(0.34)	0.00	(0.34)	4.83

12/31/2019	6.02	0.10	0.58	0.68	(0.29)	0.00	(0.29)	6.41

12/31/2018	7.16	0.15	(1.14)	(0.99)	(0.15)	0.00	(0.15)	6.02

12/31/2017	7.87	0.13	(0.01)	0.12	(0.83)	0.00	(0.83)	7.16

12/31/2016	6.91	0.12	0.92	1.04	(0.08)	0.00	(0.08)	7.87

12/31/2015~	9.72	0.02	(2.63)	(2.61)	(0.20)	0.00	(0.20)	6.91
Advisor Class

01/01/2020 - 06/30/2020+	6.49	(0.02)	(1.23)	(1.25)	(0.34)	0.00	(0.34)	4.90

12/31/2019	6.09	0.09	0.59	0.68	(0.28)	0.00	(0.28)	6.49

12/31/2018	7.24	0.15	(1.16)	(1.01)	(0.14)	0.00	(0.14)	6.09

12/31/2017	7.95	0.12	(0.02)	0.10	(0.81)	0.00	(0.81)	7.24

12/31/2016	6.99	0.14	0.90	1.04	(0.08)	0.00	(0.08)	7.95

12/31/2015~	9.82	0.01	(2.64)	(2.63)	(0.20)	0.00	(0.20)	6.99

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

(19.04)%	$2,341	1.39	%*	1.50	%*	0.73	%*	0.84	%*	(0.35	)%*	128%

11.63	2,895	2.01		2.12		0.74		0.85		1.61		223

(14.05)	3,000	1.77		1.92		0.74		0.89		2.32		237

2.40	2,883	1.25		1.39		0.74		0.88		1.92		157

15.22	2,813	1.03		1.17		0.74		0.88		1.82		206

(25.57)	2,513	0.91		1.02		0.74		0.85		0.46		162

(19.27)	309	1.84	*	1.95	*	1.18	*	1.29	*	(0.70	)*	128

10.98	490	2.46		2.57		1.19		1.30		1.26		223

(14.33)	454	2.22		2.37		1.19		1.34		1.88		237

1.94	524	1.70		1.84		1.19		1.33		1.50		157

14.62	526	1.48		1.62		1.19		1.33		3.27		206

(25.91)	306	1.36		1.47		1.19		1.30		0.38		162

(19.20)	188,188	1.54	*	1.65	*	0.88	*	0.99	*	(0.54	)*	128

11.43	222,337	2.16		2.27		0.89		1.00		1.54		223

(14.13)	217,121	1.92		2.07		0.89		1.04		2.19		237

2.15	263,712	1.40		1.54		0.89		1.03		1.79		157

15.16	261,084	1.18		1.32		0.89		1.03		1.62		206

(25.70)	241,100	1.06		1.17		0.89		1.00		0.22		162

(19.15)	91,207	1.64	*	1.75	*	0.98	*	1.09	*	(0.64	)*	128

11.35	110,525	2.26		2.37		0.99		1.10		1.46		223

(14.20)	103,329	2.02		2.17		0.99		1.14		2.09		237

2.05	124,551	1.50		1.64		0.99		1.13		1.69		157

14.87	127,029	1.28		1.42		0.99		1.13		1.82		206

(25.66)	106,999	1.16		1.27		0.99		1.10		0.14		162

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	11

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$453,976
Investments in Affiliates	17,920
Financial Derivative Instruments
Exchange-traded or centrally cleared	446
Over the counter	6,361
Cash	100
Deposits with counterparty	3,681
Foreign currency, at value	826
Receivable for investments sold	1,594
Receivable for investments sold on a delayed-delivery basis	84
Receivable for TBA investments sold	73,205
Receivable for Portfolio shares sold	510
Interest and/or dividends receivable	831
Dividends receivable from Affiliates	4
Reimbursement receivable from PIMCO	28
Total Assets	559,566

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$133,587
Payable for short sales	3,818
Financial Derivative Instruments
Exchange-traded or centrally cleared	678
Over the counter	1,089
Payable for investments purchased	8,997
Payable for investments in Affiliates purchased	4
Payable for investments purchased on a delayed-delivery basis	4
Payable for TBA investments purchased	125,764
Deposits from counterparty	3,255
Payable for Portfolio shares redeemed	91
Accrued investment advisory fees	130
Accrued supervisory and administrative fees	64
Accrued distribution fees	18
Accrued servicing fees	22
Total Liabilities	277,521

Net Assets	$282,045

Net Assets Consist of:

Paid in capital	$386,456
Distributable earnings (accumulated loss)	(104,411)

Net Assets	$282,045

Net Assets:

Institutional Class	$2,341
Class M	309
Administrative Class	188,188
Advisor Class	91,207

Shares Issued and Outstanding:

Institutional Class	486
Class M	64
Administrative Class	38,947
Advisor Class	18,625

Net Asset Value Per Share Outstanding(a):

Institutional Class	$4.82
Class M	4.80
Administrative Class	4.83
Advisor Class	4.90

Cost of investments in securities	$443,801
Cost of investments in Affiliates	$17,918
Cost of foreign currency held	$857
Proceeds received on short sales	$3,809
Cost or premiums of financial derivative instruments, net	$(2,135)

* Includes repurchase agreements of:	$43,183

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)

Investment Income:

Interest	$1,407
Dividends from Investments in Affiliates	6
Total Income	1,413

Expenses:

Investment advisory fees	791
Supervisory and administrative fees	393
Servicing fees - Administrative Class	139
Distribution and/or servicing fees - Class M	1
Distribution and/or servicing fees - Advisor Class	114
Trustee fees	4
Interest expense	919
Miscellaneous expense	1
Total Expenses	2,362
Waiver and/or Reimbursement by PIMCO	(148)
Net Expenses	2,214

Net Investment Income (Loss)	(801)

Net Realized Gain (Loss):

Investments in securities	2,486
Investments in Affiliates	(3)
Exchange-traded or centrally cleared financial derivative instruments	(5,193)
Over the counter financial derivative instruments	(72,144)
Short Sales	125
Foreign currency	28

Net Realized Gain (Loss)	(74,701)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	5,778
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	1,248
Over the counter financial derivative instruments	4,069
Short sales	(8)
Foreign currency assets and liabilities	105

Net Change in Unrealized Appreciation (Depreciation)	11,194

Net Increase (Decrease) in Net Assets Resulting from Operations	$(64,308)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	13

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(801)	$5,053
Net realized gain (loss)	(74,701)	(1,989)
Net change in unrealized appreciation (depreciation)	11,194	32,613

Net Increase (Decrease) in Net Assets Resulting from Operations	(64,308)	35,677

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(159)	(141)
Class M	(23)	(19)
Administrative Class	(12,388)	(9,891)
Advisor Class	(5,931)	(4,700)

Total Distributions(a)	(18,501)	(14,751)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	28,607	(8,583)

Total Increase (Decrease) in Net Assets	(54,202)	12,343

Net Assets:

Beginning of period	336,247	323,904
End of period	$282,045	$336,247

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(64,308)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(540,676)
Proceeds from sales of long-term securities	589,022
(Purchases) Proceeds from sales of short-term portfolio investments, net	29,347
(Increase) decrease in deposits with counterparty	(1,229)
(Increase) decrease in receivable for investments sold	15,399
(Increase) decrease in interest and/or dividends receivable	332
(Increase) decrease in dividends receivable from Affiliates	(1)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(3,502)
Proceeds from (Payments on) over the counter financial derivative instruments	(72,192)
(Increase) decrease in reimbursement receivable from PIMCO	3
Increase (decrease) in payable for investments purchased	(7,548)
Increase (decrease) in deposits from counterparty	(1,834)
Increase (decrease) in accrued investment advisory fees	(29)
Increase (decrease) in accrued supervisory and administrative fees	(15)
Increase (decrease) in accrued distribution fees	(5)
Increase (decrease) in accrued servicing fees	(6)
Proceeds from (Payments on) short sales transactions, net	3,935
Proceeds from (Payments on) foreign currency transactions	133
Net Realized (Gain) Loss
Investments in securities	(2,486)
Investments in Affiliates	3
Exchange-traded or centrally cleared financial derivative instruments	5,193
Over the counter financial derivative instruments	72,144
Short sales	(125)
Foreign currency	(28)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(5,778)
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	(1,248)
Over the counter financial derivative instruments	(4,069)
Short sales	8
Foreign currency assets and liabilities	(105)
Net amortization (accretion) on investments	191

Net Cash Provided by (Used for) Operating Activities	10,524

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	38,274
Payments on shares redeemed	(28,543)
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	4,884
Payments on reverse repurchase agreements	(4,884)
Proceeds from sale-buyback transactions	1,240,919
Payments on sale-buyback transactions	(1,260,840)

Net Cash Received from (Used for) Financing Activities	(10,190)

Net Increase (Decrease) in Cash and Foreign Currency	334

Cash and Foreign Currency:

Beginning of period	592
End of period	$926

* Reinvestment of distributions	$18,501

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$480

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 160.9%

CORPORATE BONDS & NOTES 8.9%

BANKING & FINANCE 3.9%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$100	$100

Ally Financial, Inc.
4.250% due 04/15/2021		50	51

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(b)(c)	EUR	200	232

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$1,100	1,169

Deutsche Bank AG
4.250% due 10/14/2021		1,600	1,643

Ford Motor Credit Co. LLC
0.080% due 12/01/2021 •	EUR	900	952
3.200% due 01/15/2021		$2,100	2,074

ING Bank NV
2.625% due 12/05/2022		500	525

Lloyds Banking Group PLC
1.106% (US0003M + 0.800%) due 06/21/2021 ~		500	502

Mitsubishi UFJ Financial Group, Inc.
2.230% (US0003M + 1.880%) due 03/01/2021 ~		247	250

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021		800	812

Royal Bank of Scotland Group PLC
1.847% (US0003M + 1.550%) due 06/25/2024 ~		400	400
4.519% due 06/25/2024 •		300	326

UniCredit SpA
7.830% due 12/04/2023		1,650	1,910

			10,946

INDUSTRIALS 3.3%

Bayer U.S. Finance LLC
0.927% (US0003M + 0.630%) due 06/25/2021 ~		2,100	2,098

CRH America, Inc.
5.750% due 01/15/2021		200	204

Daimler Finance North America LLC
2.300% due 02/12/2021		150	151

Dell International LLC
4.420% due 06/15/2021		900	925

ERAC USA Finance LLC
2.600% due 12/01/2021		200	203

Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021		1,000	1,029

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		2,800	2,878
4.057% due 05/25/2023		100	109

Kraft Heinz Foods Co.
2.800% due 07/02/2020		107	107

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		500	509

Textron, Inc.
0.998% (US0003M + 0.550%) due 11/10/2020 ~		690	688

Volkswagen Group of America Finance LLC
4.000% due 11/12/2021		200	208

YPF S.A.
33.088% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	2,670	25

			9,134

UTILITIES 1.7%

AT&T, Inc.
1.100% (US0003M + 0.750%) due 06/01/2021 ~		$600	603
2.169% (US0003M + 0.950%) due 07/15/2021 ~		1,100	1,109

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.150% due 02/15/2050		$300	$385
5.300% due 08/15/2058		100	130

Duke Energy Corp.
0.924% (US0003M + 0.500%) due 05/14/2021 ~		1,000	1,002

Petrobras Global Finance BV
5.093% due 01/15/2030		679	678
6.125% due 01/17/2022		238	250
6.625% due 01/16/2034	GBP	100	127

Sempra Energy
0.763% (US0003M + 0.450%) due 03/15/2021 ~		$300	301

Southern Power Co.
0.856% (US0003M + 0.550%) due 12/20/2020 ~		300	300

			4,885

Total Corporate Bonds & Notes (Cost $24,374)			24,965

U.S. GOVERNMENT AGENCIES 20.7%

Fannie Mae
0.535% due 05/25/2042 •		3	3
0.585% due 03/25/2049 •		1,407	1,407
2.891% due 10/01/2044 •		3	3
3.315% due 01/01/2036 •		35	36
3.723% due 05/25/2035 ~		15	16
3.905% due 11/01/2035 •		3	3
4.321% due 11/01/2034 •		12	12
4.343% due 07/01/2035 •		12	12

Freddie Mac
0.315% due 08/25/2031 •		1	1
0.635% due 09/15/2042 •		813	825
0.720% due 07/15/2044 •		401	402
2.891% due 02/25/2045 •		39	39
3.483% due 07/01/2036 •		80	83
3.806% due 09/01/2036 •		62	64
3.875% due 10/01/2036 •		39	39
3.937% due 01/01/2034 •		3	3

Ginnie Mae
0.590% due 02/20/2049 •		1,286	1,285
1.904% due 04/20/2067 •		427	436
2.266% due 08/20/2068 •		616	610

NCUA Guaranteed Notes
0.624% due 10/07/2020 •		126	126
0.734% due 12/08/2020 •		564	564

Small Business Administration
5.510% due 11/01/2027		87	96

Uniform Mortgage-Backed Security, TBA
2.000% due 09/01/2050		1,700	1,731
2.500% due 09/01/2050		7,200	7,474
3.000% due 09/01/2050		4,300	4,514
3.500% due 08/01/2050		8,880	9,340
4.000% due 08/01/2050		27,700	29,367

Total U.S. Government Agencies (Cost $58,497)			58,491

U.S. TREASURY OBLIGATIONS 94.1%

U.S. Treasury Bonds
3.000% due 05/15/2045		80	107

U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2021 (e)		43,421	43,670
0.125% due 01/15/2022		3,342	3,391
0.125% due 04/15/2022 (e)		35,578	36,135
0.125% due 07/15/2022		8,806	9,023
0.125% due 01/15/2023 (e)		20,055	20,566
0.125% due 10/15/2024 (e)		3,498	3,669
0.125% due 07/15/2026		6,655	7,076
0.250% due 07/15/2029		1,053	1,153
0.375% due 07/15/2023		7,370	7,683
0.375% due 07/15/2025		15,112	16,162
0.375% due 01/15/2027		12,060	13,013
0.375% due 07/15/2027		587	639
0.500% due 04/15/2024 (e)		15,598	16,413
0.500% due 01/15/2028		11,984	13,138
0.625% due 07/15/2021		2,289	2,331
0.625% due 04/15/2023		2,096	2,182

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 01/15/2024 (g)		$1,785	$1,882
0.625% due 01/15/2026 (e)		14,754	15,996
0.625% due 02/15/2043		167	197
0.750% due 07/15/2028		3,964	4,474
0.875% due 01/15/2029 (e)		17,133	19,540
1.125% due 01/15/2021		5,041	5,092
1.375% due 02/15/2044		110	150
1.750% due 01/15/2028		5,965	7,123
2.000% due 01/15/2026		863	1,004
2.125% due 02/15/2040		273	403
2.125% due 02/15/2041		1,031	1,542
2.375% due 01/15/2025		7,047	8,124
2.375% due 01/15/2027 (i)		127	155
2.500% due 01/15/2029		1,959	2,513
3.875% due 04/15/2029		705	998

Total U.S. Treasury Obligations (Cost $254,785)			265,544

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.7%

Alliance Bancorp Trust
0.425% due 07/25/2037 •		201	170

Banc of America Mortgage Trust
3.234% due 06/25/2035 ~		32	29
3.889% due 11/25/2035 ^~		12	11

Bear Stearns Adjustable Rate Mortgage Trust
3.454% due 07/25/2036 ^~		39	37
3.747% due 03/25/2035 ~		45	42
4.220% due 01/25/2035 ~		119	113

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 ~		91	92
3.934% due 09/25/2037 ^~		215	202

Countrywide Alternative Loan Trust
0.305% due 06/25/2036 •		562	519
0.385% due 12/20/2046 ^•		874	707
5.000% due 07/25/2035		77	64
6.000% due 02/25/2037 ^		153	99

Countrywide Home Loan Mortgage Pass-Through Trust
3.427% due 08/25/2034 ^~		8	8
3.748% due 10/20/2035 ~		1,489	1,443

Credit Suisse Mortgage Capital Certificates
0.335% due 09/29/2036 •		666	645
5.919% due 10/26/2036 ~		55	53

Eurosail PLC
1.143% due 06/13/2045 •	GBP	274	336

First Horizon Alternative Mortgage Securities Trust
3.259% due 06/25/2034 ~		$6	6
6.000% due 02/25/2037 ^		51	34

GreenPoint Mortgage Funding Trust
0.365% due 09/25/2046 •		123	110
0.725% due 11/25/2045 •		7	6

GS Mortgage Securities Trust
3.849% due 12/10/2043		38	38

GSR Mortgage Loan Trust
4.270% due 01/25/2035 ~		14	13

HarborView Mortgage Loan Trust
0.674% due 03/19/2036 ^•		28	25

Hawksmoor Mortgages
1.287% due 05/25/2053 •	GBP	1,257	1,557

HomeBanc Mortgage Trust
0.515% due 10/25/2035 •		$32	32

IndyMac Mortgage Loan Trust
3.964% due 11/25/2035 ^~		13	12

JPMorgan Mortgage Trust
3.774% due 02/25/2035 ~		40	38
4.150% due 07/25/2035 ~		20	20
4.466% due 08/25/2035 ~		28	27

Lehman XS Trust
1.335% due 12/25/2037 •		739	670

MASTR Adjustable Rate Mortgages Trust
4.088% due 11/21/2034 ~		12	12

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.925% due 09/15/2030 •		82	80

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		1,202	1,263

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Accredit Loans, Inc. Trust
2.624% due 10/25/2037 ~		$36	$32
2.864% due 09/25/2045 •		86	78

Residential Asset Securitization Trust
0.585% due 05/25/2035 •		73	55

Sequoia Mortgage Trust
0.390% due 07/20/2036 •		128	120

Structured Adjustable Rate Mortgage Loan Trust
2.904% due 01/25/2035 ^•		8	7
3.765% due 02/25/2034 ~		7	7

Structured Asset Mortgage Investments Trust
0.395% due 04/25/2036 •		10	10
0.854% due 10/19/2034 •		10	10

Towd Point Mortgage Funding PLC
1.677% due 10/20/2051 •	GBP	1,111	1,377

WaMu Mortgage Pass-Through Certificates Trust
2.274% due 05/25/2047 •		$150	132
2.371% due 08/25/2035 ~		3	2
3.767% due 12/25/2035 ~		88	83

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		15	14

Total Non-Agency Mortgage-Backed Securities (Cost $10,468)			10,440

ASSET-BACKED SECURITIES 8.0%

Argent Mortgage Loan Trust
0.665% due 05/25/2035 •		91	80

Argent Securities Trust
0.335% due 07/25/2036 •		346	293
0.345% due 05/25/2036 •		644	234

Atrium Corp.
1.928% due 04/22/2027 •		397	390

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	346	387

Brookside Mill CLO Ltd.
1.955% due 01/17/2028 •		$1,998	1,968

Catamaran CLO Ltd.
1.841% due 01/27/2028 •		558	549

CIT Mortgage Loan Trust
1.535% due 10/25/2037 •		473	473
1.685% due 10/25/2037 •		600	575

Citigroup Mortgage Loan Trust
0.415% due 12/25/2036 •		45	36

Citigroup Mortgage Loan Trust, Inc.
0.515% due 10/25/2036 •		400	367

CoreVest American Finance Trust
2.968% due 10/15/2049		133	135

Countrywide Asset-Backed Certificates
0.375% due 11/25/2037 •		800	746
0.435% due 03/25/2037 •		200	178
3.767% due 04/25/2036 ~		1	1

Countrywide Asset-Backed Certificates Trust
0.925% due 08/25/2047 •		184	176

Credit-Based Asset Servicing & Securitization LLC
0.305% due 07/25/2037 •		12	9
0.405% due 07/25/2037 •		50	39

Ellington Loan Acquisition Trust
1.285% due 05/25/2037 •		30	29

Fremont Home Loan Trust
0.320% due 10/25/2036 •		128	114

GSAA Home Equity Trust
6.220% due 03/25/2046 þ		61	45

GSAMP Trust
0.255% due 12/25/2036 •		54	29
1.160% due 03/25/2035 ^•		108	95

Halcyon Loan Advisors Funding Ltd.
2.055% due 04/20/2027 •		148	146

Home Equity Asset Trust
0.635% due 02/25/2036 •		400	375

IndyMac Mortgage Loan Trust
0.255% due 07/25/2036 •		267	106

Jamestown CLO Ltd.
1.821% due 07/25/2027 •		182	179

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.909% due 07/15/2026 •		$124	$123
2.355% due 01/17/2027 •		452	448

JPMorgan Mortgage Acquisition Trust
0.395% due 10/25/2036 •		82	79

Jubilee CLO BV
0.442% due 12/15/2029 •	EUR	1,950	2,179

Lehman XS Trust
0.345% due 05/25/2036 •		$124	123
5.019% due 06/25/2036 þ		153	156

LoanCore Issuer Ltd.
1.315% due 05/15/2036 •		500	495

Long Beach Mortgage Loan Trust
0.305% due 08/25/2036 •		603	302

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	250	277

Marathon CLO Ltd.
1.244% due 11/21/2027 •		$1,754	1,738

Marlette Funding Trust
2.690% due 09/17/2029		49	50

MASTR Asset-Backed Securities Trust
0.335% due 10/25/2036 •		195	82

Morgan Stanley Mortgage Loan Trust
5.910% due 11/25/2036 þ		762	294
6.000% due 02/25/2037 ^~		76	59

New Century Home Equity Loan Trust
0.950% due 02/25/2035 •		114	110

OCP CLO Ltd.
1.811% due 10/26/2027 •		773	765
2.019% due 07/15/2027 •		169	168

Renaissance Home Equity Loan Trust
1.285% due 09/25/2037 •		1,025	489

Residential Asset Securities Corp. Trust
0.415% due 06/25/2036 •		329	316
0.515% due 04/25/2036 •		200	190

Saxon Asset Securities Trust
0.495% due 09/25/2037 •		194	183

Securitized Asset-Backed Receivables LLC Trust
0.335% due 07/25/2036 •		342	186
0.345% due 07/25/2036 •		158	75
0.435% due 05/25/2036 •		582	369

SLM Private Education Loan Trust
2.435% due 06/16/2042 •		64	65

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	31	34
0.019% due 01/25/2024 •		65	73
1.541% due 10/25/2064 •		$479	456
2.491% due 04/25/2023 •		733	718

Soundview Home Loan Trust
0.385% due 06/25/2037 •		774	611

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		653	661

Structured Asset Securities Corp. Mortgage Loan Trust
1.673% due 04/25/2035 •		135	131

Symphony CLO Ltd.
2.261% due 07/14/2026 •		216	214

THL Credit Wind River CLO Ltd.
2.089% due 10/15/2027 •		387	382
2.099% due 01/15/2026 •		71	71

Venture CLO Ltd.
2.039% due 04/15/2027 •		641	635
2.099% due 07/15/2027 •		350	345
2.248% due 10/22/2031 •		500	493

Voya CLO Ltd.
1.711% due 07/25/2026 •		224	223

Z Capital Credit Partners CLO Ltd.
2.126% due 07/16/2027 •		583	575

Total Asset-Backed Securities (Cost $23,327)			22,697

SOVEREIGN ISSUES 10.1%

Argentina Government International Bond
26.415% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	3,393	29
30.022% (BADLARPP) due 10/04/2022 ~		100	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Australia Government International Bond
1.250% due 02/21/2022	AUD	1,848	$1,294
3.000% due 09/20/2025		2,116	1,695

Autonomous City of Buenos Aires Argentina
29.825% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	1,850	17

Canada Government Real Return Bond
4.250% due 12/01/2026 (a)	CAD	927	888

France Government International Bond
2.100% due 07/25/2023 (a)	EUR	2,509	3,072

Italy Buoni Poliennali Del Tesoro
1.400% due 05/26/2025 (a)		5,196	5,965

Japan Government International Bond
0.100% due 03/10/2028 (a)	JPY	209,056	1,929
0.100% due 03/10/2029 (a)		263,778	2,442

Mexico Government International Bond
7.750% due 05/29/2031	MXN	7,972	393

New Zealand Government International Bond
2.000% due 09/20/2025	NZD	2,788	1,973

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,000	326

Provincia de Buenos Aires
28.192% due 04/12/2025	ARS	980	7
32.817% due 05/31/2022		210	2

Qatar Government International Bond
3.875% due 04/23/2023		$400	430

Saudi Government International Bond
4.000% due 04/17/2025		260	289

United Kingdom Gilt
0.125% due 08/10/2028 (a)	GBP	2,085	3,293
1.250% due 11/22/2027 (a)		2,623	4,358

Total Sovereign Issues (Cost $28,916)			28,403

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Bank of America Corp.
5.875% due 03/15/2028 •(b)		230,000	236

Total Preferred Securities (Cost $230)			236

SHORT-TERM INSTRUMENTS 15.3%

REPURCHASE AGREEMENTS (d) 15.3%
			43,183

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
30.365% due 08/28/2020 ~	ARS	1,747	17

Total Short-Term Instruments (Cost $43,204)			43,200

Total Investments in Securities (Cost $443,801)			453,976

		SHARES
INVESTMENTS IN AFFILIATES 6.4%

SHORT-TERM INSTRUMENTS 6.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.4%

PIMCO Short-Term Floating NAV Portfolio III		1,817,654	17,920

Total Short-Term Instruments (Cost $17,918)			17,920

Total Investments in Affiliates (Cost $17,918)			17,920

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

MARKET VALUE (000S)
Total Investments 167.3% (Cost $461,719)	$471,896

Financial Derivative Instruments (f)(h) 1.8% (Cost or Premiums, net $(2,135))	5,040

Other Assets and Liabilities, net (69.1)%	(194,891)

Net Assets 100.0%	$282,045

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal amount of security is adjusted for inflation.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(c)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.080%	06/29/2020	07/06/2020	$2,416	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2030	$(2,414)	$2,416	$2,416
BPS	0.130	06/30/2020	07/01/2020	12,000	U.S. Treasury Inflation Protected Securities 0.250% due 01/15/2025	(12,253)	12,000	12,000
SAL	0.130	06/30/2020	07/01/2020	12,000	U.S. Treasury Bills 0.000% due 08/13/2020	(12,243)	12,000	12,000
SSB	0.000	06/30/2020	07/01/2020	1,967	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(2,589)	1,967	1,967
TDM	0.130	06/30/2020	07/01/2020	14,800	U.S. Treasury Bonds 3.000% due 05/15/2047	(2,843)	14,800	14,800
					U.S. Treasury Inflation Protected Securities 1.000% due 02/15/2046	(12,132)

Total Repurchase Agreements						$(44,474)	$43,183	$43,183

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BPG	0.230%	05/05/2020	07/06/2020	$(6,099)	$(6,101)
	0.250	04/22/2020	07/20/2020	(91,737)	(91,782)
TDM	0.220	06/03/2020	07/06/2020	(35,698)	(35,704)

Total Sale-Buyback Transactions					$(133,587)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(5)
U.S. Treasury Obligations (1.4)%
U.S. Treasury Inflation Protected Securities	0.125%	01/15/2030	$3,528	$(3,809)	$(3,818)

Total Short Sales (1.4)%				$(3,809)	$(3,818)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Payable for Short Sales(5)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(6)
Global/Master Repurchase Agreement
BOS	$2,416	$0	$0	$0	$2,416	$(2,414)	$2
BPS	12,000	0	0	0	12,000	(12,253)	(253)
SAL	12,000	0	0	0	12,000	(12,243)	(243)
SSB	1,967	0	0	0	1,967	(2,589)	(622)
TDM	14,800	0	0	0	14,800	(14,975)	(175)

Master Securities Forward Transaction Agreement
BPG	0	0	(97,883)	0	(97,883)	99,368	1,485
BPS	0	0	0	0	0	(1,370)	(1,370)
DEU	0	0	0	(3,818)	(3,818)	0	(3,818)
TDM	0	0	(35,704)	0	(35,704)	35,721	17

Total Borrowings and Other Financing Transactions	$43,183	$0	$(133,587)	$(3,818)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(133,587)	$0	$0	$(133,587)

Total Borrowings	$0	$(133,587)	$0	$0	$(133,587)

Payable for sale-buyback financing transactions					$(133,587)

(e)	Securities with an aggregate market value of $135,383 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(152,372) at a weighted average interest rate of 1.154%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Payable for sale-buyback transactions includes $(13) of deferred price drop.
(5)	Payable for short sales includes $2 of accrued interest.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - NYMEX Corn December 2020 Futures	$380.000	11/20/2020	7	35	$3	$3

Total Purchased Options					$3	$3

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - NYMEX Corn December 2020 Futures	$300.000	11/20/2020	7	35	$(3)	$(1)
Call - NYMEX Crude August 2020 Futures	35.000	07/16/2020	24	24	(25)	(118)
Call - NYMEX Crude September 2020 Futures	42.000	08/17/2020	12	12	(12)	(20)
Call - NYMEX Crude September 2020 Futures	43.000	08/17/2020	12	12	(11)	(16)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - NYMEX Crude September 2020 Futures	$44.000	08/17/2020	13	13	$(12)	$(14)
Put - NYMEX Natural Gas August 2020 Futures	4.250	07/27/2020	5	4	(2)	(1)
Call - NYMEX Natural Gas August 2020 Futures	2.300	07/28/2020	2	20	(3)	0
Call - NYMEX Natural Gas Calendar Spread October Futures	0.300	09/25/2020	2	20	(1)	0
Put - NYMEX Natural Gas Calendar Spread October Futures	0.600	09/25/2020	2	20	(1)	(9)
Call - NYMEX WTI-Brent Crude Spread December 2020 Futures	3.000	10/29/2020	1	1	(1)	0

Total Written Options					$(71)	$(179)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Arabica Coffee September Futures	09/2020	1	$	38	$0	$0	$0
Brent 1st Line August Futures	08/2020	1		(1)	0	0	0
Brent 1st Line December Futures	12/2020	1		(1)	0	0	0
Brent 1st Line July Futures	07/2020	1		(1)	0	0	0
Brent 1st Line November Futures	11/2020	1		(1)	0	0	0
Brent 1st Line October Futures	10/2020	1		(1)	0	0	0
Brent 1st Line September Futures	09/2020	1		(1)	0	0	0
Brent Crude December Futures	10/2021	100		4,406	345	0	(60)
Brent Crude March Futures	01/2022	10		445	26	0	(6)
Brent Crude October Futures	08/2020	21		869	43	0	(12)
Brent Crude September Futures	07/2020	12		495	(7)	0	(7)
California Carbon Allowance Future Vintage December Futures	12/2020	13		219	28	0	0
California Carbon Allowance Future Vintage December Futures	12/2021	3		52	1	0	0
Call Options Strike @ EUR 114.100 on Euro-Schatz Bond September 2020 Futures(1)	08/2020	360		2	(2)	0	0
Call Options Strike @ EUR 116.000 on Euro-Schatz Bond September 2020 Futures(1)	08/2020	63		0	0	0	0
Chicago Ethanol (Platts) August Futures	08/2020	1		51	10	1	0
Chicago Ethanol (Platts) December Futures	12/2020	1		49	7	1	0
Chicago Ethanol (Platts) January Futures	01/2021	1		49	2	1	0
Chicago Ethanol (Platts) November Futures	11/2020	1		50	7	1	0
Chicago Ethanol (Platts) October Futures	10/2020	1		50	7	1	0
Chicago Ethanol (Platts) September Futures	09/2020	3		151	24	4	0
Cocoa September Futures	09/2020	6		131	(13)	0	(4)
Copper September Futures	09/2020	1		68	0	0	0
Euro-Bobl September Futures	09/2020	73		11,070	61	0	(6)
Euro-Bund 10-Year Bond September Futures	09/2020	46		9,123	48	0	(9)
Gas Oil December Futures	12/2020	43		1,579	43	4	0
Gas Oil December Futures	12/2021	10		396	1	0	0
Gold 100 oz. August Futures	08/2020	12		2,161	53	24	0
Henry Hub Natural Gas April Futures	03/2022	1		6	(1)	0	0
Henry Hub Natural Gas August Futures	07/2022	1		6	0	0	0
Henry Hub Natural Gas December Futures	11/2022	1		6	0	0	0
Henry Hub Natural Gas February Futures	01/2022	1		7	1	0	0
Henry Hub Natural Gas January Futures	12/2021	1		7	1	0	0
Henry Hub Natural Gas July Futures	06/2022	1		6	0	0	0
Henry Hub Natural Gas June Futures	05/2022	1		6	(1)	0	0
Henry Hub Natural Gas March Futures	02/2022	1		7	0	0	0
Henry Hub Natural Gas May Futures	04/2022	1		6	(1)	0	0
Henry Hub Natural Gas November Futures	10/2022	1		6	0	0	0
Henry Hub Natural Gas October Futures	09/2022	1		6	0	0	0
Henry Hub Natural Gas September Futures	08/2022	1		6	0	0	0
Live Cattle August Futures	08/2020	13		501	(2)	0	(1)
Natural Gas August Futures	07/2020	66		1,156	4	29	0
Natural Gas August Futures	07/2020	6		37	3	9	0
Natural Gas February Futures	01/2021	9		256	(6)	2	0
Natural Gas March Futures	02/2021	6		164	(1)	1	0
New York Harbor ULSD December Futures	11/2020	8		421	33	0	(2)
New York Harbor ULSD June Futures	05/2021	1		54	7	0	0
RBOB Gasoline December Futures	11/2021	1		46	11	0	(1)
RBOB Gasoline June Futures	05/2021	2		106	18	0	(1)
RBOB Gasoline September Futures	08/2020	6		299	20	2	0
Soybean November Futures	11/2020	1		44	1	1	0
Sugar No. 11 October Futures	09/2020	8		107	(1)	1	0
U.S. Treasury 2-Year Note September Futures	09/2020	191		42,178	3	3	0
U.S. Treasury 5-Year Note September Futures	09/2020	322		40,489	79	0	(10)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2020	41		8,944	(75)	0	(42)
Wheat September Futures	09/2020	30		701	(29)	7	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
White Sugar October Futures	09/2020	6	$	107	$5	$1	$0
WTI Crude April Futures	03/2021	6		240	(1)	0	(3)
WTI Crude August Futures	07/2020	19		746	76	0	(8)
WTI Crude December Futures	11/2022	6		252	7	0	(4)
WTI Crude July Futures	06/2021	2		81	(27)	0	(2)
WTI Crude June Futures	05/2021	10		403	(45)	0	(6)
WTI Crude June Futures	05/2022	9		372	26	0	(6)
WTI Crude March Futures	02/2021	24		959	86	0	(12)
WTI Crude May Futures	04/2021	6		241	(78)	0	(3)
WTI Crude October Futures	09/2020	4		158	39	0	(2)
WTI Crude September Futures	08/2020	3		118	12	0	(1)
WTI Crude September Futures	08/2021	26		1,054	4	0	(16)
WTI Houston (Argus) vs. WTI Trade August Futures	07/2020	1		(1)	0	0	0
WTI Houston (Argus) vs. WTI Trade September Futures	08/2020	1		(1)	0	0	0

					$852	$93	$(224)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Aluminum September Futures	09/2020	2	$	(81)	$0	$0	$(1)
Australia Government 3-Year Note September Futures	09/2020	22		(1,777)	(1)	0	0
Australia Government 10-Year Bond September Futures	09/2020	8		(821)	(13)	1	(1)
Brent Crude December Futures	10/2020	6		(251)	3	2	0
Brent Crude December Futures	10/2022	17		(780)	(47)	12	0
Brent Crude December Futures	10/2023	18		(854)	78	14	0
Brent Crude June Futures	04/2021	32		(1,378)	(92)	19	0
Brent Crude June Futures	04/2022	40		(1,804)	53	26	0
Brent Crude June Futures	04/2023	4		(187)	(8)	3	0
Brent Crude March Futures	01/2021	2		(85)	(1)	1	0
Brent Crude November Futures	09/2020	6		(249)	(39)	3	0
Brent Crude September Futures	07/2021	12		(524)	(14)	7	0
Call Options Strike @ USD 42.000 on Brent Crude September 2020 Futures(1)	07/2020	12		(22)	(10)	5	0
Call Options Strike @ USD 43.000 on Brent Crude September 2020 Futures(1)	07/2020	13		(18)	(4)	5	0
Call Options Strike @ USD 44.000 on Brent Crude September 2020 Futures(1)	07/2020	12		(12)	(1)	4	0
Call Options Strike @ USD 45.000 on Brent Crude September 2020 Futures(1)	07/2020	12		(8)	5	3	0
Call Options Strike @ USD 46.000 on Brent Crude September 2020 Futures(1)	07/2020	12		(6)	6	2	0
Call Options Strike @ USD 47.000 on Brent Crude October 2020 Futures(1)	08/2020	13		(13)	2	3	0
Call Options Strike @ USD 49.000 on Brent Crude October 2020 Futures(1)	08/2020	24		(16)	14	3	0
Call Options Strike @ USD 50.000 on Brent Crude October 2020 Futures(1)	08/2020	12		(6)	8	1	0
Corn December Futures	12/2020	1		(18)	(1)	0	(1)
Corn March Futures	03/2021	2		(36)	(1)	0	(2)
Corn September Futures	09/2020	45		(768)	(25)	0	(29)
Cotton No. 2 December Futures	12/2020	8		(244)	(5)	0	(5)
Euro-BTP Italy Government Bond September Futures	09/2020	65		(8,530)	(74)	1	(11)
Euro-Buxl 30-Year Bond September Futures	09/2020	3		(741)	(31)	4	0
Euro-OAT France Government 10-Year Bond September Futures	09/2020	7		(1,318)	(18)	1	0
Euro-Schatz September Futures	09/2020	427		(53,797)	(34)	12	0
Gas Oil June Futures	06/2022	3		(123)	(1)	0	0
Gas Oil March Futures	03/2021	9		(340)	74	0	0
Gas Oil September Futures	09/2020	11		(395)	(60)	0	(3)
Japan Government 10-Year Bond September Futures	09/2020	2		(2,815)	(3)	4	0
Natural Gas April Futures	03/2022	1		(11)	0	0	0
Natural Gas August Futures	07/2022	1		(11)	0	0	0
Natural Gas December Futures	11/2020	5		(137)	4	0	(1)
Natural Gas December Futures	11/2022	1		(13)	(1)	0	0
Natural Gas February Futures	01/2022	1		(11)	(1)	0	0
Natural Gas January Futures	12/2020	30		(865)	15	0	(8)
Natural Gas January Futures	12/2021	1		(13)	(1)	0	0
Natural Gas July Futures	06/2022	1		(11)	1	0	0
Natural Gas June Futures	05/2022	1		(11)	1	0	0
Natural Gas March Futures	02/2022	1		(12)	0	0	0
Natural Gas May Futures	04/2022	1		(11)	1	0	0
Natural Gas November Futures	10/2022	1		(12)	(1)	0	0
Natural Gas October Futures	09/2020	27		(509)	56	0	(7)
Natural Gas October Futures	09/2022	1		(12)	(1)	0	0
Natural Gas September Futures	08/2020	4		(72)	0	1	(1)
Natural Gas September Futures	08/2022	1		(11)	0	0	0
Nickel September Futures	09/2020	1		(77)	0	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Platinum October Futures	10/2020	8	$	(340)	$3	$0	$(9)
Put Options Strike @ USD 29.000 on Brent Crude September 2020 Futures(1)	07/2020	1		0	1	0	0
RBOB Gasoline August Futures	07/2020	9		(454)	(10)	0	(5)
RBOB Gasoline December Futures	11/2020	15		(678)	(2)	3	0
Silver September Futures	09/2020	4		(373)	(4)	0	(12)
Soybean Oil December Futures	12/2020	20		(346)	(2)	0	(4)
U.S. Treasury 10-Year Note September Futures	09/2020	340		(47,318)	(139)	53	0
U.S. Treasury 10-Year Ultra September Futures	09/2020	5		(787)	(3)	1	0
U.S. Treasury 30-Year Bond September Futures	09/2020	172		(30,713)	(70)	81	0
United Kingdom Long Gilt September Futures	09/2020	41		(6,993)	5	8	(11)
WTI Crude August Futures	07/2021	3		(121)	0	2	0
WTI Crude December Futures	11/2020	27		(1,071)	(66)	13	0
WTI Crude December Futures	11/2021	30		(1,225)	(112)	20	0
WTI Crude December Futures	11/2022	2		(84)	(1)	1	0
WTI Crude November Futures	10/2020	6		(237)	(20)	2	0
WTI Crude September Futures	08/2020	1		(39)	(1)	0	0
Zinc September Futures	09/2020	8		(409)	(4)	0	(5)

					$(592)	$322	$(116)

Total Futures Contracts					$260	$415	$(340)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.320%	EUR	130	$2	$0	$2	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2020	0.877	$	100	(3)	3	0	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	1.476		200	(11)	7	(4)	1	0

							$(12)	$10	$(2)	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$	1,472	$(90)	$97	$7	$0	$(11)
CDX.HY-34 5-Year Index	(5.000)	Quarterly	06/20/2025		3,990	235	(211)	24	0	(31)

						$145	$(114)	$31	$0	$(42)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month NZD-BBR	3.250%	Semi-Annual	03/21/2028	NZD	1,000	$3	$(141)	$(138)	$0	$(2)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		$600	31	(82)	(51)	1	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	195,330	(3)	(39)	(42)	2	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	400	(1)	(62)	(63)	3	0
Pay	CPTFEMU	1.945	Maturity	11/15/2048		100	0	38	38	0	(1)
Receive	CPURNSA	2.027	Maturity	11/23/2020		$1,500	0	(25)	(25)	0	(3)
Receive	CPURNSA	2.021	Maturity	11/25/2020		1,500	0	(25)	(25)	0	(3)
Receive	CPURNSA	1.875	Maturity	03/14/2021		2,100	0	(31)	(31)	0	(1)
Receive	CPURNSA	1.816	Maturity	05/13/2021		10,100	0	(164)	(164)	6	0
Receive	CPURNSA	1.550	Maturity	07/26/2021		1,100	37	(33)	4	0	0
Receive	CPURNSA	1.445	Maturity	09/09/2021		8,290	0	(103)	(103)	0	(1)
Receive	CPURNSA	1.603	Maturity	09/12/2021		770	23	(24)	(1)	0	0
Receive	CPURNSA	1.580	Maturity	09/20/2021		2,100	0	(33)	(33)	0	0
Receive	CPURNSA	1.592	Maturity	09/20/2021		2,000	0	(32)	(32)	0	0
Receive	CPURNSA	2.500	Maturity	07/15/2022		1,200	(178)	16	(162)	1	0
Receive	CPURNSA	2.069	Maturity	07/15/2022		700	0	(22)	(22)	0	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		3,970	0	(182)	(182)	1	0
Receive	CPURNSA	2.263	Maturity	04/27/2023		2,120	0	(114)	(114)	1	0
Receive	CPURNSA	2.560	Maturity	05/08/2023		13,100	(2,128)	219	(1,909)	7	0
Receive	CPURNSA	2.263	Maturity	05/09/2023		630	0	(34)	(34)	0	0
Receive	CPURNSA	2.281	Maturity	05/10/2023		960	0	(54)	(54)	0	(1)
Pay	CPURNSA	2.102	Maturity	07/20/2027		1,800	0	118	118	0	(3)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	CPURNSA	2.080%	Maturity	07/25/2027		$1,300	$0	$81	$81	$0	$(2)
Pay	CPURNSA	2.122	Maturity	08/01/2027		1,900	0	128	128	0	(3)
Pay	CPURNSA	2.180	Maturity	09/20/2027		650	0	47	47	0	(1)
Pay	CPURNSA	2.150	Maturity	09/25/2027		600	0	41	41	0	(1)
Pay	CPURNSA	2.155	Maturity	10/17/2027		1,400	0	98	98	0	(2)
Pay	CPURNSA	2.335	Maturity	02/05/2028		2,010	4	193	197	0	(3)
Pay	CPURNSA	2.360	Maturity	05/09/2028		950	0	100	100	0	(2)
Pay	CPURNSA	2.352	Maturity	05/09/2028		630	0	65	65	0	(1)
Pay	CPURNSA	2.364	Maturity	05/10/2028		960	0	101	101	0	(2)
Pay	CPURNSA	2.370	Maturity	06/06/2028		1,800	0	188	188	0	(3)
Pay	CPURNSA	2.165	Maturity	04/16/2029		1,100	0	84	84	0	(2)
Pay	CPURNSA	1.954	Maturity	06/03/2029		400	0	22	22	0	(1)
Pay	CPURNSA	1.998	Maturity	07/25/2029		2,800	2	169	171	0	(6)
Receive	FRCPXTOB	1.160	Maturity	08/15/2020	EUR	70	0	(1)	(1)	0	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		800	0	(24)	(24)	0	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		800	0	(29)	(29)	1	0
Pay	FRCPXTOB	1.618	Maturity	07/15/2028		520	0	61	61	0	(1)
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		390	1	97	98	0	(3)
Pay	UKRPI	2.890	Maturity	06/15/2022	GBP	2,200	1	16	17	0	(2)
Pay	UKRPI	3.330	Maturity	01/15/2025		8,300	247	4	251	0	(16)
Pay	UKRPI	3.633	Maturity	12/15/2028		200	0	17	17	0	(1)
Pay	UKRPI	3.400	Maturity	01/15/2030		3,800	(2)	86	84	0	(24)
Pay	UKRPI	3.480	Maturity	01/15/2030		1,400	15	35	50	0	(9)
Pay	UKRPI	3.400	Maturity	06/15/2030		2,100	35	143	178	0	(14)
Pay	UKRPI	3.530	Maturity	10/15/2031		140	4	7	11	0	(1)

							$(1,909)	$920	$(989)	$23	$(115)

Total Swap Agreements							$(1,776)	$816	$(960)	$24	$(157)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$3	$419	$24	$446	$(179)	$(340)	$(159)	$(678)

(g)	Securities with an aggregate market value of $848 and cash of $3,681 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	Unsettled variation margin asset of $4 for closed future agreements and unsettled variation margin liability of $(2) for closed swap agreements is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2020		$1,135	JPY	121,306	$0	$(12)
	08/2020	JPY	121,306		$1,136	12	0
	09/2020		$5	ILS	16	0	0
	07/2021	EUR	9		$11	0	0
	07/2021		$134	EUR	122	4	0

BPS	07/2020	BRL	365		$68	1	0
	07/2020	EUR	1,187		1,342	9	0
	07/2020	GBP	470		595	12	0
	07/2020		$67	BRL	365	1	0
	07/2020		338	EUR	301	0	0

BSH	07/2020	BRL	1,188		$281	63	0
	07/2020		$217	BRL	1,188	2	0

CBK	07/2020	CAD	1,184		$864	0	(8)
	07/2020	EUR	731		828	7	0
	07/2020	PEN	1,068		311	9	0
	07/2020		$611	EUR	542	0	(2)
	08/2020	GBP	87		$106	0	(2)

DUB	07/2020	BRL	365		67	0	0
	07/2020		$69	BRL	365	0	(2)
	08/2020	BRL	365		$69	2	0

GLM	07/2020	GBP	8,941		11,028	0	(51)
	07/2020	MXN	7,847		315	0	(26)
	07/2020		$218	EUR	194	0	0
	01/2021		12		11	1	0

HUS	07/2020	EUR	578		$645	0	(4)
	07/2020	GBP	503		624	0	0
	07/2020	NZD	3,039		1,888	0	(73)
	08/2020	GBP	9,914		12,158	0	(129)
	02/2021		$10	EUR	9	0	0
	04/2021		10		10	0	0
	05/2021		11		10	0	0
	06/2021		10		9	0	0
	08/2021		11		10	0	0
	09/2021		11		10	0	0
	11/2021		12		11	1	0
	12/2021		13		12	1	0

IND	03/2021		11		10	1	0

JPM	07/2020	BRL	1,188		$217	0	(2)
	07/2020		$230	BRL	1,188	0	(11)
	03/2021	EUR	10		$12	0	0
	04/2021		10		11	0	0
	05/2021		10		12	0	0
	06/2021		9		10	0	0
	08/2021		10		11	0	0
	09/2021		10		11	0	0
	10/2021		11		12	0	0
	11/2021		11		12	0	0
	12/2021		12		13	0	0
	07/2022		106		122	1	0

MYI	07/2020	AUD	4,348		2,885	0	(115)
	07/2020		$2,868	AUD	4,348	132	0
	07/2020		1,418	JPY	151,693	0	(13)
	08/2020	JPY	151,693		$1,419	13	0
	01/2021	EUR	11		13	0	0
	02/2021		9		10	0	0

SCX	07/2020		9,075		10,101	0	(95)
	07/2020		$2,991	AUD	4,348	9	0
	08/2020	AUD	4,348		$2,992	0	(10)
	08/2020	EUR	10,534		11,840	0	(4)

TOR	07/2020	AUD	4,348		2,890	0	(111)
	07/2020	JPY	476,600		4,427	13	0
	07/2020		$918	JPY	98,204	0	(9)
	08/2020	JPY	98,204		$918	9	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2021	EUR	113		$123	$0	$(5)
	10/2021		$12	EUR	10	1	0

UAG	07/2020		986	JPY	105,397	0	(10)
	08/2020	JPY	105,397		$986	10	0
	08/2020		$25	EUR	22	0	0

Total Forward Foreign Currency Contracts						$314	$(694)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 08/01/2050	$64.000	08/06/2020	8,800	$0	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 07/01/2050	66.000	07/07/2020	14,600	1	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 07/01/2050	73.000	07/07/2020	3,600	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 07/01/2050	76.000	07/07/2020	13,100	1	0

					$2	$0

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount(1)	Cost(2)	Market Value
BOA	Call - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	06/16/2023	14	$2	$2

MYC	Call - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000	06/16/2023	22	2	2

					$4	$4

Total Purchased Options					$6	$4

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC Fuel Co. December 2020 Futures «	$13.000	12/31/2020	2	$(3)	$(13)
	Call - OTC QS Co. December 2020 Futures «	21.000	12/31/2020	6	(8)	0

GST	Call - OTC Fuel Co. December 2020 Futures «	13.000	12/31/2020	5	(9)	(33)

JPM	Call - OTC QS Co. December 2020 Futures «	18.100	12/31/2020	1	(3)	0

					$(23)	$(46)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	08/19/2020	1,000	$ (1)	$ (1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	1,000	(2)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	08/19/2020	700	(1)	(1)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.550	09/16/2020	900	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	09/16/2020	900	(2)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	09/16/2020	700	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	09/16/2020	700	(1)	(1)

BPS	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	08/19/2020	600	0	0
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.625	08/19/2020	900	(1)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	600	(1)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	08/19/2020	900	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	09/16/2020	600	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.100	09/16/2020	600	(1)	(1)

DUB	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.550	08/19/2020	700	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	08/19/2020	700	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	700	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	700	(1)	(2)

GST	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	1,000	(1)	(2)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	08/19/2020	800	(1)	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100%	08/19/2020	800	$(1)	$(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	800	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	09/16/2020	600	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.100	09/16/2020	600	(1)	(1)

JPM	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	700	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	700	(1)	(2)

						$(23)	$(23)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(3)	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,000	$(13)	$0

GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,200	(55)	(1)

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	600	(4)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	2,000	(37)	0

						$(109)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	08/27/2020	900	$(28)	$(30)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	500	(15)	(16)

MYC	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	1,200	(39)	(39)

							$(82)	$(85)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2050	$101.000	07/07/2020	500	$(4)	$0

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.055	08/06/2020	1,600	(7)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.133	08/06/2020	300	(1)	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2050	100.398	07/07/2020	1,000	(7)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	100.789	07/07/2020	1,400	(9)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	102.504	07/07/2020	300	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	102.531	07/07/2020	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.563	08/06/2020	400	(2)	(1)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	102.516	07/07/2020	600	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	102.578	07/07/2020	500	(2)	0

					$(36)	$(3)

Total Written Options					$(273)	$(158)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	EURMARGIN 2H20	$5.250	Maturity	12/31/2020	600	$0	$(1)	$0	$(1)
	Receive	EURMARGIN 4Q20	6.100	Maturity	12/31/2020	300	0	(1)	0	(1)
	Receive	EURMARGIN CAL20	8.050	Maturity	12/31/2020	3,300	0	(13)	0	(13)
	Receive	EURMARGIN CAL21	6.120	Maturity	12/31/2021	600	(2)	1	0	(1)
	Pay	NAPHTHACO 2H20	3.300	Maturity	12/31/2020	300	0	(1)	0	(1)
	Receive	ULSDCO CAL21	9.170	Maturity	12/31/2021	1,200	0	1	1	0

CBK	Pay	EURMARGIN 2H20	4.220	Maturity	12/31/2020	7,500	0	1	1	0
	Receive	HOBR CAL21	15.670	Maturity	12/31/2021	1,152	(1)	(3)	0	(4)
	Receive	KCBT Wheat September Futures	4.643	Maturity	08/21/2020	10,000	0	(2)	0	(2)
	Receive	MEHDUB CAL20	0.350	Maturity	12/31/2020	6,000	0	0	0	0
	Receive	MEHMID CAL20-21	1.840	Maturity	12/31/2021	3,400	0	(3)	0	(3)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Pay	CBOT Wheat September Futures	$5.158	Maturity	08/21/2020	25,000	$0	$6	$6	$0
	Pay	CBOT Wheat September Futures	5.198	Maturity	08/21/2020	35,000	0	10	10	0
	Pay	CBOT Wheat September Futures	5.200	Maturity	08/21/2020	10,000	0	3	3	0
	Receive	EBOBFUEL CAL20	21.600	Maturity	12/31/2020	1,200	0	(15)	0	(15)
	Receive	EURMARGIN 4Q20	5.950	Maturity	12/31/2020	300	0	(1)	0	(1)
	Receive	EURMARGIN CAL21	3.500	Maturity	12/31/2021	1,200	0	2	2	0
	Receive	HOBR CAL21	14.080	Maturity	12/31/2021	1,200	0	(3)	0	(3)
	Pay	HOBR CAL21	17.320	Maturity	12/31/2021	3,600	0	20	20	0
	Receive	KCBT Wheat September Futures	4.668	Maturity	08/21/2020	10,000	0	(3)	0	(3)
	Receive	KCBT Wheat September Futures	4.800	Maturity	08/21/2020	20,000	0	(8)	0	(8)
	Receive	Live Cattle September Futures	96.475	Maturity	08/07/2020	160,000	0	0	0	0

JPM	Pay	CBOT Wheat September Futures	5.085	Maturity	08/21/2020	20,000	0	3	3	0
	Pay	CBOT Wheat September Futures	5.103	Maturity	08/21/2020	10,000	0	2	2	0
	Pay	CBOT Wheat September Futures	5.110	Maturity	08/21/2020	15,000	0	3	3	0
	Receive	EBOBFUEL CAL20	21.950	Maturity	12/31/2020	600	0	(8)	0	(8)
	Pay	EURMARGIN 2H20	4.400	Maturity	12/31/2020	4,800	0	1	1	0
	Receive	EURMARGIN CAL21	6.350	Maturity	12/31/2021	2,160	(3)	0	0	(3)
	Receive	EURMARGIN G0-Z0	6.900	Maturity	12/31/2020	1,500	0	(4)	0	(4)
	Receive	EUROBOBCO CAL21	7.700	Maturity	12/31/2021	8,100	(38)	(4)	0	(42)
	Receive	HOBR CAL21	15.500	Maturity	12/31/2021	1,248	0	(5)	0	(5)
	Receive	KCBT Wheat September Futures	4.610	Maturity	08/21/2020	20,000	0	(4)	0	(4)
	Receive	Live Cattle September Futures	96.825	Maturity	08/07/2020	160,000	0	(1)	0	(1)
	Receive	LLSDUB CAL20	0.200	Maturity	12/31/2020	600	0	0	0	0

MAC	Receive	EBOBFUEL CAL20	22.100	Maturity	12/31/2020	600	0	(8)	0	(8)
	Receive	EURMARGIN CAL21	3.100	Maturity	12/31/2021	12,000	0	20	20	0
	Receive	EURMARGIN G0-Z0	7.230	Maturity	12/31/2020	5,400	0	(18)	0	(18)
	Receive	EUROBOBCO CAL21	4.950	Maturity	12/31/2021	8,400	(39)	18	0	(21)
	Receive	HOBR CAL21	16.250	Maturity	12/31/2021	1,200	0	(5)	0	(5)
	Receive	KCBT Wheat September Futures	4.623	Maturity	08/21/2020	10,000	0	(2)	0	(2)
	Receive	MEHCO CAL21	3.250	Maturity	12/31/2021	1,200	0	1	1	0
	Receive	MEHMID CAL21	1.100	Maturity	12/31/2021	1,200	0	0	0	0

MYC	Receive	EBOBFUEL CAL20	21.500	Maturity	12/31/2020	660	0	(8)	0	(8)
	Receive	EURMARGIN 4Q20	5.850	Maturity	12/31/2020	300	0	(1)	0	(1)
	Receive	EURMARGIN CAL21	3.450	Maturity	12/31/2021	600	0	1	1	0
	Receive	EURMARGIN G0-Z0	7.550	Maturity	12/31/2020	10,800	0	(39)	0	(39)
	Receive	EUROBOBCO CAL21	5.600	Maturity	12/31/2021	2,400	0	(8)	0	(8)
	Receive	NAPHTHACO CA21	7.000	Maturity	12/31/2021	1,200	0	3	3	0

							$(83)	$(73)	$77	$(233)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(4)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$800	$(42)	$50	$8	$0

GST	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	300	(17)	20	3	0

SAL	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	400	(1)	0	0	(1)

						$(60)	$70	$11	$(1)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Pay	3-Month ILS-TELBOR	1.950%	Annual	06/20/2028	ILS	580	$0	$20	$20	$0

GLM	Pay	3-Month ILS-TELBOR	1.971	Annual	02/16/2028		1,050	0	38	38	0
	Pay	3-Month ILS-TELBOR	1.883	Annual	03/21/2028		650	0	22	22	0
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		440	0	16	16	0

HUS	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		350	0	12	12	0

JPM	Pay	3-Month ILS-TELBOR	2.078	Annual	06/20/2028		550	0	20	20	0

								$0	$128	$128	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	BCOMF1TC Index(10)	83,211	0.290% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	$4,734	$0	$102	$102	$0
	Receive	BCOMTR Index	82,269	0.270% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	11,171	0	233	233	0

CBK	Receive	BCOMF1TC Index	421	0.290% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	27	0	1	1	0
	Receive	BCOMTR Index	238,586	0.270% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	32,398	0	676	676	0
	Receive	CIXBSTR3 Index	105,682	0.300% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	15,585	0	330	330	0

CIB	Receive	BCOMTR Index	5,671	0.270% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	770	0	16	16	0
	Receive	PIMCODB Index	24,083	0.000%	Monthly	02/16/2021	1,686	0	25	25	0

FBF	Receive	BCOMTR Index	125,200	0.250% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	17,001	0	355	355	0

GST	Receive	BCOMF1TC Index(11)	102,940	0.290% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	21,697	0	469	469	0
	Receive	BCOMTR Index	61,835	0.280% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	8,397	119	56	175	0
	Receive	CMDSKEWLS Index	17,875	0.250%	Monthly	02/16/2021	2,537	0	27	27	0

JPM	Pay	JMC10FNX Index	120,838	0.000%	Monthly	07/15/2020	238	0	(3)	0	(3)
	Receive	JMC1TZTX Index	7,456	0.000%	Monthly	07/15/2020	93	0	2	2	0
	Receive	JMABFNJ2 Index(12)	50,508	0.000%	Monthly	12/31/2020	4,433	0	0	0	0
	Receive	BCOMF1TC Index	1,416	0.300% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	156	0	3	3	0
	Receive	BCOMTR Index	98,826	0.280% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	13,420	0	280	280	0
	Receive	JMABDEWE Index(13)	2,698	0.300%	Monthly	02/16/2021	3,528	0	18	18	0
	Receive	JMABFNC2 Index(14)	18,470	0.170%	Monthly	02/16/2021	6,678	0	154	154	0

MAC	Receive	BCOMTR Index	78,211	0.280% (3-Month USD-LIBOR plus a specified spread)	Monthly	02/16/2021	10,620	0	221	221	0
	Receive	BCOMTR1 Index(15)	131,416	0.280% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	8,692	0	181	181	0
	Receive	PIMCODB Index	24,069	0.000%	Monthly	02/16/2021	1,653	0	25	25	0

MEI	Receive	BCOMTR2 Index(16)	292,026	0.270% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	29,493	0	618	618	0

MYC	Receive	BCOMTR Index	427,152	0.260% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	58,003	0	1,210	1,210	0

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	BCOMTR1 Index(17)	80,105	0.300% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	$31,211	$0	$650	$650	$0

RBC	Receive	RBCAEC0T Index	50,266	0.250% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	2,323	0	48	48	0

SOG	Receive	BCOMTR Index	2,272	0.280% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	309	0	7	7	0

								$119	$5,704	$5,826	$(3)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	GOLDLNPM Index(8)	6.970%	Maturity	08/02/2024	$67	$0	$1	$1	$0

Total Swap Agreements							$(24)	$5,830	$6,043	$(237)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$16	$2	$0	$18	$(12)	$(6)	$0	$(18)	$0	$0	$0
BPS	23	0	336	359	0	(17)	(17)	(34)	325	0	325
BRC	0	0	20	20	0	0	0	0	20	0	20
BSH	65	0	0	65	0	0	0	0	65	0	65
CBK	16	0	1,008	1,024	(12)	0	(9)	(21)	1,003	(443)	560
CIB	0	0	41	41	0	0	0	0	41	0	41
DUB	2	0	8	10	(2)	(5)	0	(7)	3	(10)	(7)
FBF	0	0	355	355	0	0	0	0	355	0	355
GLM	1	0	76	77	(77)	(31)	0	(108)	(31)	0	(31)
GSC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GST	0	0	715	715	0	(38)	(30)	(68)	647	(260)	387
HUS	2	0	12	14	(206)	0	0	(206)	(192)	0	(192)
IND	1	0	0	1	0	0	0	0	1	0	1
JPM	1	0	487	488	(13)	(21)	(70)	(104)	384	(60)	324
MAC	0	0	448	448	0	0	(54)	(54)	394	0	394
MEI	0	0	618	618	0	0	0	0	618	(280)	338
MYC	0	2	1,864	1,866	0	(39)	(56)	(95)	1,771	(4,344)	(2,573)
MYI	145	0	0	145	(128)	0	0	(128)	17	80	97
RBC	0	0	48	48	0	0	0	0	48	0	48
SAL	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
SCX	9	0	0	9	(109)	0	0	(109)	(100)	0	(100)
SOG	0	0	7	7	0	0	0	0	7	0	7
TOR	23	0	0	23	(125)	0	0	(125)	(102)	0	(102)
UAG	10	0	0	10	(10)	0	0	(10)	0	0	0

Total Over the Counter	$314	$4	$6,043	$6,361	$(694)	$(158)	$(237)	$(1,089)

(i)

Securities with an aggregate market value of $80 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)	YOY options may have a series of expirations.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(8)	Variance Swap
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

(10)	The following table represents the individual positions within the total return swap as of June 30, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum September 2022 Futures	4.5%	$211
Arabica Coffee September 2020 Futures	2.6	123
Brent Crude September 2020 Futures	4.9	232
Copper September 2020 Futures	7.9	372
Corn September 2020 Futures	6.0	284
Cotton No. 02 December 2020 Futures	1.5	71
Gas Oil September 2020 Futures	1.8	83
Gold 100 oz. August 2020 Futures	18.0	853
Hard Red Winter Wheat September 2020 Futures	1.6	75
Lean Hogs August 2020 Futures	1.5	69
Live Cattle August 2020 Futures	3.5	168
New York Harbor ULSD September 2020 Futures	1.5	69
Nickel September 2020 Futures	2.9	138
NYMEX — Natural Gas September 2022 Futures	7.6	362
RBOB Gasoline September 2020 Futures	1.8	85
Silver September 2020 Futures	4.4	210
Soybean Meal December 2020 Futures	3.7	177
Soybean Oil December 2020 Futures	2.8	132
Soybeans November 2020 Futures	6.1	288
Sugar No. 11 October 2020 Futures	3.1	145
Wheat September 2020 Futures	3.1	149
WTI Crude September 2020 Futures	5.8	275
Zinc September 2020 Futures	3.4	163

Total Long Futures Contracts		$4,734

Total Notional Amount		$4,734

(11)	The following table represents the individual positions within the total return swap as of June 30, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum September 2022 Futures	4.5%	$968
Arabica Coffee September 2020 Futures	2.6	562
Brent Crude September 2020 Futures	4.9	1,064
Copper September 2020 Futures	7.9	1,706
Corn September 2020 Futures	6.0	1,300
Cotton No. 02 December 2020 Futures	1.5	326
Gas Oil September 2020 Futures	1.7	379
Gold 100 oz. August 2020 Futures	18.0	3,910
Hard Red Winter Wheat September 2020 Futures	1.6	345
Lean Hogs August 2020 Futures	1.5	316
Live Cattle August 2020 Futures	3.5	768
New York Harbor ULSD September 2020 Futures	1.5	314
Nickel September 2020 Futures	2.9	635
NYMEX — Natural Gas September 2022 Futures	7.7	1,660
RBOB Gasoline September 2020 Futures	1.8	388
Silver September 2020 Futures	4.4	961
Soybean Meal December 2020 Futures	3.7	812
Soybean Oil December 2020 Futures	2.8	603
Soybeans November 2020 Futures	6.1	1,322
Sugar No. 11 October 2020 Futures	3.1	665
Wheat September 2020 Futures	3.1	683
WTI Crude September 2020 Futures	5.8	1,262
Zinc September 2020 Futures	3.4	748

Total Long Futures Contracts		$21,697

Total Notional Amount		$21,697

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

(12)	The following table represents the individual positions within the total return swap as of June 30, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount	Referenced Commodity — Short Futures Contracts	% of Index	Notional Amount
Copper December 2020 Futures	6.4%	$282	Aluminum November 2022 Futures	(8.4)%	$(373)
Cotton No. 02 December 2020 Futures	5.8	259	Arabica Coffee December 2020 Futures	(4.3)	(189)
Nickel November 2020 Futures	5.2	231	Brent Crude January 2021 Futures	(3.2)	(144)
Platinum October 2020 Futures	3.7	163	Corn December 2020 Futures	(7.1)	(315)
RBOB Gasoline November 2020 Futures	0.5	22	Gas Oil November 2020 Futures	(3.6)	(160)
Silver September 2020 Futures	3.5	156	Gold 100 oz. August 2020 Futures	(0.7)	(30)
Sugar No. 11 March 2021 Futures	3.7	162	Lead November 2020 Futures	(0.5)	(22)
WTI Crude November 2020 Futures	2.1	95	New York Harbor ULSD November 2020 Futures	(3.6)	(160)
Zinc November 2020 Futures	2.6	115	Wheat December 2020 Futures	(6.0)	(264)

Total Long Futures Contracts		$1,485	Total Short Futures Contracts		$(1,657)

Cash	103.9%	$4,605

		$6,090

Total Notional Amount					$4,433

(13)	The following table represents the individual positions within the total return swap as of June 30, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount	Referenced Commodity — Short Futures Contracts	% of Index	Notional Amount
Brent Crude September 2020 Futures	30.6%	$1,081	Aluminum August 2022 Futures	(7.1)%	$(250)
LME — Copper August 2022 Futures	7.1	251	Arabica Coffee September 2020 Futures	(3.7)	(131)
Nickel August 2020 Futures	7.1	248	Cocoa September 2020 Futures	(3.6)	(127)
RBOB Gasoline August 2020 Futures	13.7	484	Corn September 2020 Futures	(18.3)	(645)
Soybean Meal December 2020 Futures	18.0	636	ICE — Natural Gas August 2020 Futures	(3.3)	(117)
Soybeans November 2020 Futures	24.8	875	Lean Hogs August 2020 Futures	(3.7)	(132)
			Natural Gas August 2020 Futures	(3.3)	(117)
			New York Harbor ULSD August 2020 Futures	(27.3)	(965)
			NYMEX — Natural Gas August 2022 Futures	(6.7)	(236)
			Wheat September 2020 Futures	(17.8)	(627)
			Zinc August 2020 Futures	(7.0)	(246)

Total Long Futures Contracts		$3,575	Total Short Futures Contracts		$(3,593)

Cash	100.5%	$3,546

		$7,121

Total Notional Amount					$3,528

(14)	The following table represents the individual positions within the total return swap as of June 30, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Brent Crude November 2020 Futures	10.7%	$714
Copper December 2020 Futures	10.3	691
Gas Oil November 2020 Futures	4.4	294
Gold 100 oz. December 2020 Futures	19.6	1,306
Lean Hogs October 2020 Futures	0.8	54
Live Cattle October 2020 Futures	1.9	130
New York Harbor ULSD November 2020 Futures	4.4	292
Nickel November 2020 Futures	9.8	653
RBOB Gasoline November 2020 Futures	6.0	404
Silver December 2020 Futures	4.8	319
Soybean Meal December 2020 Futures	7.5	502
Soybeans November 2020 Futures	17.8	1,187
Sugar No. 11 October 2020 Futures	2.0	132

Total Long Futures Contracts		$6,678

Total Notional Amount		$6,678

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(15)	The following table represents the individual positions within the total return swap as of June 30, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum September 2022 Futures	4.5%	$388
Arabica Coffee September 2020 Futures	2.6	225
Brent Crude September 2020 Futures	4.9	426
Copper September 2020 Futures	7.9	683
Corn September 2020 Futures	6.0	521
Cotton No. 02 December 2020 Futures	1.5	131
Gas Oil September 2020 Futures	1.7	152
Gold 100 oz. August 2020 Futures	18.0	1,566
Hard Red Winter Wheat September 2020 Futures	1.6	138
Lean Hogs August 2020 Futures	1.5	127
Live Cattle August 2020 Futures	3.5	308
New York Harbor ULSD September 2020 Futures	1.4	126
Nickel September 2020 Futures	2.9	254
NYMEX — Natural Gas September 2022 Futures	7.7	665
RBOB Gasoline September 2020 Futures	1.8	156
Silver September 2020 Futures	4.4	384
Soybean Meal December 2020 Futures	3.7	325
Soybean Oil December 2020 Futures	2.8	242
Soybeans November 2020 Futures	6.1	530
Sugar No. 11 October 2020 Futures	3.1	266
Wheat September 2020 Futures	3.1	273
WTI Crude September 2020 Futures	5.8	506
Zinc September 2020 Futures	3.5	300

Total Long Futures Contracts		$8,692

Total Notional Amount		$8,692

(16)	The following table represents the individual positions within the total return swap as of June 30, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum September 2022 Futures	4.5%	$1,316
Arabica Coffee September 2020 Futures	2.6	764
Brent Crude September 2020 Futures	4.9	1,445
Copper September 2020 Futures	7.9	2,319
Corn September 2020 Futures	6.0	1,767
Cotton No. 02 December 2020 Futures	1.5	444
Gas Oil September 2020 Futures	1.8	515
Gold 100 oz. August 2020 Futures	18.0	5,315
Hard Red Winter Wheat September 2020 Futures	1.6	469
Lean Hogs August 2020 Futures	1.5	430
Live Cattle August 2020 Futures	3.6	1,044
New York Harbor ULSD September 2020 Futures	1.4	427
Nickel September 2020 Futures	2.9	863
NYMEX — Natural Gas September 2022 Futures	7.6	2,256
RBOB Gasoline September 2020 Futures	1.8	528
Silver September 2020 Futures	4.4	1,306
Soybean Meal December 2020 Futures	3.7	1,104
Soybean Oil December 2020 Futures	2.8	820
Soybeans November 2020 Futures	6.1	1,797
Sugar No. 11 October 2020 Futures	3.1	904
Wheat September 2020 Futures	3.1	927
WTI Crude September 2020 Futures	5.8	1,716
Zinc September 2020 Futures	3.4	1,017

Total Long Futures Contracts		$29,493

Total Notional Amount		$29,493

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

(17)	The following table represents the individual positions within the total return swap as of June 30, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum September 2022 Futures	4.5%	$1,393
Arabica Coffee September 2020 Futures	2.6	808
Brent Crude September 2020 Futures	4.9	1,530
Copper September 2020 Futures	7.9	2,454
Corn September 2020 Futures	6.0	1,870
Cotton No. 02 December 2020 Futures	1.5	469
Gas Oil September 2020 Futures	1.7	545
Gold 100 oz. August 2020 Futures	18.0	5,624
Hard Red Winter Wheat September 2020 Futures	1.6	497
Lean Hogs August 2020 Futures	1.5	455
Live Cattle August 2020 Futures	3.6	1,105
New York Harbor ULSD September 2020 Futures	1.4	452
Nickel September 2020 Futures	2.9	913
NYMEX — Natural Gas September 2022 Futures	7.7	2,388
RBOB Gasoline September 2020 Futures	1.8	559
Silver September 2020 Futures	4.4	1,382
Soybean Meal December 2020 Futures	3.7	1,168
Soybean Oil December 2020 Futures	2.8	868
Soybeans November 2020 Futures	6.1	1,902
Sugar No. 11 October 2020 Futures	3.1	956
Wheat September 2020 Futures	3.1	982
WTI Crude September 2020 Futures	5.8	1,815
Zinc September 2020 Futures	3.4	1,076

Total Long Futures Contracts		$31,211

Total Notional Amount		$31,211

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$3	$0	$0	$0	$0	$3
Futures	250	0	0	0	169	419
Swap Agreements	0	1	0	0	23	24

	$253	$1	$0	$0	$192	$446

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$314	$0	$314
Purchased Options	0	0	0	0	4	4
Swap Agreements	5,904	11	0	0	128	6,043

	$5,904	$11	$0	$314	$132	$6,361

	$6,157	$12	$0	$314	$324	$6,807

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$179	$0	$0	$0	$0	$179
Futures	250	0	0	0	90	340
Swap Agreements	0	42	0	0	117	159

	$429	$42	$0	$0	$207	$678

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$694	$0	$694
Written Options	46	23	0	0	89	158
Swap Agreements	236	1	0	0	0	237

	$282	$24	$0	$694	$89	$1,089

	$711	$66	$0	$694	$296	$1,767

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	33

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

June 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(55)	$0	$0	$0	$33	$(22)
Written Options	118	0	0	0	0	118
Futures	(947)	0	0	0	(3,311)	(4,258)
Swap Agreements	0	744	0	0	(1,775)	(1,031)

	$(884)	$744	$0	$0	$(5,053)	$(5,193)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$832	$0	$832
Purchased Options	0	0	0	0	856	856
Written Options	3	9	0	0	(496)	(484)
Swap Agreements	(70,979)	(59)	0	0	(2,310)	(73,348)

	$(70,976)	$(50)	$0	$832	$(1,950)	$(72,144)

	$(71,860)	$694	$0	$832	$(7,003)	$(77,337)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$115	$0	$0	$0	$4	$119
Written Options	(27)	0	0	0	0	(27)
Futures	425	0	0	0	(233)	192
Swap Agreements	0	265	0	0	699	964

	$513	$265	$0	$0	$470	$1,248

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$99	$0	$99
Purchased Options	0	0	0	0	257	257
Written Options	(51)	(2)	0	0	(389)	(442)
Swap Agreements	2,521	57	0	0	1,577	4,155

	$2,470	$55	$0	$99	$1,445	$4,069

	$2,983	$320	$0	$99	$1,915	$5,317

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$10,946	$0	$10,946
Industrials	0	9,134	0	9,134
Utilities	0	4,885	0	4,885
U.S. Government Agencies	0	58,491	0	58,491
U.S. Treasury Obligations	0	265,544	0	265,544
Non-Agency Mortgage-Backed Securities	0	10,440	0	10,440
Asset-Backed Securities	0	22,697	0	22,697
Sovereign Issues	0	28,403	0	28,403
Preferred Securities
Banking & Finance	0	236	0	236
Short-Term Instruments
Repurchase Agreements	0	43,183	0	43,183
Argentina Treasury Bills	0	17	0	17

	$0	$453,976	$0	$453,976

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$17,920	$0	$0	$17,920

Total Investments	$17,920	$453,976	$0	$471,896

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(3,818)	$0	$(3,818)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	418	24	0	442
Over the counter	0	6,361	0	6,361

	$418	$6,385	$0	$6,803

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(519)	(157)	0	(676)
Over the counter	(2)	(1,041)	(46)	(1,089)

	$(521)	$(1,198)	$(46)	$(1,765)

Total Financial Derivative Instruments	$(103)	$5,187	$(46)	$5,038

Totals	$17,817	$455,345	$(46)	$473,116

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

34	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2020 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated

Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a

SEMIANNUAL REPORT	JUNE 30, 2020	35

Notes to Financial Statements (Cont.)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has

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Notes to Financial Statements (Cont.)

adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

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sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolio’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$6,714	$59,107	$(47,900)	$(3)	$2	$17,920	$6	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans

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reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the

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Notes to Financial Statements (Cont.)

Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it

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may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the

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Notes to Financial Statements (Cont.)

U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

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Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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Notes to Financial Statements (Cont.)

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with

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standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the

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Notes to Financial Statements (Cont.)

projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Under certain conditions, generally in a market where the value of both commodity-linked derivative instruments and fixed income securities are declining, the Portfolio may experience substantial losses. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives

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traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Model Risk  is the risk that the Portfolio’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Portfolio.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the CRRS Subsidiary, the Portfolio is indirectly exposed to the risks associated with the CRRS Subsidiary’s investments. The CRRS Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the CRRS Subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

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Notes to Financial Statements (Cont.)

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the

50	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset

SEMIANNUAL REPORT	JUNE 30, 2020	51

Notes to Financial Statements (Cont.)

Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.49%	0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the

Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2020, the amount was $228.

52	PIMCO VARIABLE INSURANCE TRUST

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In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2020, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Portfolio I, Ltd. (the “Commodity Subsidiary”) has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Portfolio’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid by the Commodity Subsidiary to PIMCO. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2020, the amount was $147,759. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$529,362	$571,080	$9,272	$10,822

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2020	53

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2020 (Unaudited)		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	48	$253	93	$587

Class M	3	20	12	76

Administrative Class	6,039	30,504	5,492	34,815

Advisor Class	1,485	7,633	1,503	9,639
Issued as reinvestment of distributions

Institutional Class	33	159	23	141

Class M	5	23	3	19

Administrative Class	2,576	12,388	1,584	9,891

Advisor Class	1,216	5,931	743	4,700
Cost of shares redeemed

Institutional Class	(48)	(248)	(163)	(1,028)

Class M	(21)	(98)	(14)	(90)

Administrative Class	(4,351)	(22,025)	(8,446)	(53,437)

Advisor Class	(1,104)	(5,933)	(2,173)	(13,896)

Net increase (decrease) resulting from Portfolio share transactions	5,881	$28,607	(1,343)	$(8,583)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 32% of the Portfolio. One of the shareholders is a related party and comprises 12% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on July 21, 2006, as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary on August 1, 2006, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity

Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 18.2% of the Portfolio’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2020, the Portfolio

54	PIMCO VARIABLE INSURANCE TRUST

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has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Portfolio may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Portfolio, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Portfolio’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Portfolio is treated as qualifying dividends; and (iii) that income inclusion by the Portfolio of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as ordinary income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO CommodityRealReturn® Strategy Portfolio	$13,121	$27,008

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2020	55

Notes to Financial Statements (Cont.)

June 30, 2020 (Unaudited)

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$456,568	$21,743	$(5,837)	$15,906

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

56	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FBF	Credit Suisse International	PER	Pershing LLC

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris

BSH	Banco Santander S.A. - New York Branch	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC

CIB	Canadian Imperial Bank of Commerce	MAC	Macquarie Bank Limited	TOR	The Toronto-Dominion Bank

DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	MXN	Mexican Peso

AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar

BRL	Brazilian Real	ILS	Israeli Shekel	PEN	Peruvian New Sol

CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over the Counter

KCBT	Kansas City Board of Trade

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	EBOBFUEL	Argus Eurobob Oxy Gasoline	MEHCO	Magellan East Houston WTI Crude Oil Options

BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	EURMARGIN	European Refined Margin	MEHDUB	Magellan East Houston WTI Crude Oil vs. Dubai Crude Oil

BCOMTR	Bloomberg Commodity Index Total Return	EUROBOBCO	Margin Eurobob Gasoline vs. Brent	MEHMID	Magellan East Houston WTI Crude Oil vs. WTI Midland Crude Oil

BRENT	Brent Crude	FRCPXTOB	France Consumer Price ex-Tobacco Index	NAPHTHACO	Naphtha (Platts) Crude Oil

CDX.HY	Credit Derivatives Index - High Yield	GOLDLNPM	London Gold Market Fixing Ltd. PM	PIMCODB	PIMCO Custom Commodity Basket

CDX.IG	Credit Derivatives Index - Investment Grade	HOBR	Heating Oil Brent Crude	RBCAEC	Custom Commodity Forward Index

CIXBSTR3	Custom Commodity Index	JMABDEWE	J.P. Morgan Custom Commodity Index	RBCAEC0T	Custom Commodity Forward Index

CMBX	Commercial Mortgage-Backed Index	JMABFNC2	J.P. Morgan Custom Commodity Index	UKRPI	United Kingdom Retail Prices Index

CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	JMABFNJ2	J.P. Morgan Custom Commodity Index	ULSD	Ultra-Low Sulfur Diesel

CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	JMC10FNX	J.P. Morgan Custom Commodity Swap Indices	ULSDCO	Ultra-Low Sulfur Diesel Crude

CPTFEMU	Eurozone HICP ex-Tobacco Index	JMC1TZTX	J.P. Morgan Custom Commodity Swap Indices	US0003M	3 Month USD Swap Rate

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	LLSDUB	Light Louisiana Sweet Crude Oil vs. Calendar Dubai

Other Abbreviations:

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	NCUA	National Credit Union Administration	TELBOR	Tel Aviv Inter-Bank Offered Rate

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	WTI	West Texas Intermediate

DAC	Designated Activity Company	oz.	Ounce	YOY	Year-Over-Year

EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending

SEMIANNUAL REPORT	JUNE 30, 2020	57

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

58	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT03SAR_063020

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2020

PIMCO Dynamic Bond Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 4.30%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.43%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -4.64%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.87%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.89%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities generated weak results, driven by a sharp selloff in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities recouped a portion of their losses in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the six-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned -3.08% and global equities, as represented by the MSCI World Index, returned -5.77%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -4.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.83%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -9.78%.

Commodity prices were extremely volatile and generally moved lower. When the reporting period began, Brent crude oil was approximately $66 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 6.46% versus the British pound, but the U.S. dollar fell 0.63% and 0.19% versus the yen and the euro, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2020	3

Important Information About the PIMCO Dynamic Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Dynamic Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the

4	PIMCO VARIABLE INSURANCE TRUST

nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio's diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Dynamic Bond Portfolio	05/02/11	04/30/12	10/31/14	05/02/11	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent

SEMIANNUAL REPORT	JUNE 30, 2020	5

Important Information About the PIMCO Dynamic Bond Portfolio (Cont.)

twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a portfolio’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolio is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Dynamic Bond Portfolio

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2020†§

U.S. Treasury Obligations	29.2%

U.S. Government Agencies	25.4%

Corporate Bonds & Notes	18.3%

Asset-Backed Securities	17.0%

Non-Agency Mortgage-Backed Securities	4.3%

Sovereign Issues	3.3%

Short-Term Instruments‡	1.3%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2020

	6 Months*	1 Year	5 Years	Inception≈
PIMCO Dynamic Bond Portfolio Institutional Class	(0.04)%	1.01%	2.72%	2.72%
PIMCO Dynamic Bond Portfolio Class M	(0.27)%	0.55%	2.26%	2.09%
PIMCO Dynamic Bond Portfolio Administrative Class	(0.12)%	0.85%	2.57%	2.41%
PIMCO Dynamic Bond Portfolio Advisor Class	(0.17)%	0.75%	2.46%	1.80%
3 Month USD LIBOR±	0.85%	1.97%	1.51%	0.97%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 05/02/2011.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 1.00% for Institutional Class shares, 1.45% for Class M shares, 1.15% for Administrative Class shares, and 1.25% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Dynamic Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. duration contributed to performance, as U.S. interest rates decreased.

»	Exposure to U.S. cash rate contributed to performance, as 3-month London Inter Bank Offering Rate was positive.

»	Exposure to non-Agency mortgage backed securities detracted from performance, as prices for these securities depreciated.

»	Exposure to high yield corporate credit detracted from performance, as these securities posted negative total returns.

»	Exposure to emerging market currencies detracted from performance, as these currencies depreciated relative to the U.S. dollar.

»	Exposure to emerging market debt detracted from performance, as these securities generally posted negative total returns.

SEMIANNUAL REPORT	JUNE 30, 2020	7

Expense Example PIMCO Dynamic Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$999.60	$4.30	$1,000.00	$1,020.42	$4.35	0.87%
Class M	1,000.00	997.30	6.52	1,000.00	1,018.20	6.59	1.32
Administrative Class	1,000.00	998.80	5.04	1,000.00	1,019.68	5.09	1.02
Advisor Class	1,000.00	998.30	5.53	1,000.00	1,019.19	5.59	1.12

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	JUNE 30, 2020	9

Financial Highlights PIMCO Dynamic Bond Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total(c)
Institutional Class

01/01/2020 - 06/30/2020+	$10.39	$0.13	$(0.14)	$(0.01)	$(0.18)	$0.00	$(0.18)

12/31/2019	10.35	0.35	0.17	0.52	(0.48)	0.00	(0.48)

12/31/2018	10.54	0.33	(0.21)	0.12	(0.31)	0.00	(0.31)

12/31/2017	10.21	0.28	0.24	0.52	(0.19)	0.00	(0.19)

12/31/2016	9.92	0.30	0.18	0.48	(0.19)	0.00	(0.19)

12/31/2015	10.45	0.29	(0.45)	(0.16)	(0.37)	0.00	(0.37)
Class M

01/01/2020 - 06/30/2020+	10.39	0.11	(0.14)	(0.03)	(0.16)	0.00	(0.16)

12/31/2019	10.35	0.30	0.17	0.47	(0.43)	0.00	(0.43)

12/31/2018	10.54	0.29	(0.21)	0.08	(0.27)	0.00	(0.27)

12/31/2017	10.21	0.22	0.26	0.48	(0.15)	0.00	(0.15)

12/31/2016	9.92	0.25	0.18	0.43	(0.14)	0.00	(0.14)

12/31/2015	10.45	0.25	(0.46)	(0.21)	(0.32)	0.00	(0.32)
Administrative Class

01/01/2020 - 06/30/2020+	10.39	0.13	(0.14)	(0.01)	(0.18)	0.00	(0.18)

12/31/2019	10.35	0.33	0.17	0.50	(0.46)	0.00	(0.46)

12/31/2018	10.54	0.32	(0.21)	0.11	(0.30)	0.00	(0.30)

12/31/2017	10.21	0.25	0.26	0.51	(0.18)	0.00	(0.18)

12/31/2016	9.92	0.29	0.17	0.46	(0.17)	0.00	(0.17)

12/31/2015	10.45	0.26	(0.44)	(0.18)	(0.35)	0.00	(0.35)
Advisor Class

01/01/2020 - 06/30/2020+	10.39	0.12	(0.14)	(0.02)	(0.17)	0.00	(0.17)

12/31/2019	10.35	0.32	0.17	0.49	(0.45)	0.00	(0.45)

12/31/2018	10.54	0.31	(0.21)	0.10	(0.29)	0.00	(0.29)

12/31/2017	10.21	0.24	0.26	0.50	(0.17)	0.00	(0.17)

12/31/2016	9.92	0.27	0.18	0.45	(0.16)	0.00	(0.16)

12/31/2015	10.45	0.26	(0.45)	(0.19)	(0.34)	0.00	(0.34)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.55%.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

(Unaudited)

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.20	(0.04)%	$24,670	0.87	%*	0.87	%*	0.85	%*	0.85	%*	2.68	%*	266%

10.39	5.09	24,788	1.00		1.00		0.85		0.85		3.35		266

10.35	1.18	24,611	1.00		1.00		0.85		0.85		3.16		189

10.54	5.16	30,451	0.92	(d)	0.92	(d)	0.89	(d)	0.89	(d)	2.70		210

10.21	4.89	15,701	0.91		0.91		0.90		0.90		3.02		364

9.92	(1.53)	15,902	0.91		0.91		0.90		0.90		2.83		414

10.20	(0.27)	584	1.32	*	1.32	*	1.30	*	1.30	*	2.24	*	266

10.39	4.62	685	1.45		1.45		1.30		1.30		2.89		266

10.35	0.73	632	1.45		1.45		1.30		1.30		2.74		189

10.54	4.69	685	1.37	(d)	1.37	(d)	1.34	(d)	1.34	(d)	2.13		210

10.21	4.42	672	1.36		1.36		1.35		1.35		2.53		364

9.92	(1.96)	345	1.36		1.36		1.35		1.35		2.37		414

10.20	(0.12)	241,893	1.02	*	1.02	*	1.00	*	1.00	*	2.54	*	266

10.39	4.93	259,017	1.15		1.15		1.00		1.00		3.20		266

10.35	1.03	261,278	1.15		1.15		1.00		1.00		3.04		189

10.54	5.01	281,332	1.07	(d)	1.07	(d)	1.04	(d)	1.04	(d)	2.43		210

10.21	4.73	275,774	1.06		1.06		1.05		1.05		2.87		364

9.92	(1.68)	263,768	1.06		1.06		1.05		1.05		2.50		414

10.20	(0.17)	14,133	1.12	*	1.12	*	1.10	*	1.10	*	2.44	*	266

10.39	4.83	15,037	1.25		1.25		1.10		1.10		3.09		266

10.35	0.93	14,310	1.25		1.25		1.10		1.10		2.95		189

10.54	4.90	12,874	1.17	(d)	1.17	(d)	1.14	(d)	1.14	(d)	2.34		210

10.21	4.63	11,461	1.16		1.16		1.15		1.15		2.76		364

9.92	(1.78)	9,126	1.16		1.16		1.15		1.15		2.47		414

SEMIANNUAL REPORT	JUNE 30, 2020	11

Statement of Assets and Liabilities PIMCO Dynamic Bond Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$378,331
Investments in Affiliates	3,941

Financial Derivative Instruments
Exchange-traded or centrally cleared	243
Over the counter	120
Deposits with counterparty	2,152
Foreign currency, at value	1,011
Receivable for investments sold	109
Receivable for investments sold on a delayed-delivery basis	25
Receivable for TBA investments sold	151,379
Receivable for Portfolio shares sold	17
Interest and/or dividends receivable	1,547
Total Assets	538,875

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$10,184

Financial Derivative Instruments
Exchange-traded or centrally cleared	81
Over the counter	658
Payable for investments purchased	498
Payable for investments purchased on a delayed-delivery basis	26
Payable for TBA investments purchased	245,436
Deposits from counterparty	287
Payable for Portfolio shares redeemed	174
Overdraft due to custodian	23
Accrued investment advisory fees	126
Accrued supervisory and administrative fees	69
Accrued distribution fees	3
Accrued servicing fees	30
Total Liabilities	257,595

Net Assets	$281,280

Net Assets Consist of:

Paid in capital	$277,052
Distributable earnings (accumulated loss)	4,228

Net Assets	$281,280

Net Assets:

Institutional Class	$24,670
Class M	584
Administrative Class	241,893
Advisor Class	14,133

Shares Issued and Outstanding:

Institutional Class	2,418
Class M	57
Administrative Class	23,707
Advisor Class	1,385

Net Asset Value Per Share Outstanding:(a)

Institutional Class	$10.20
Class M	10.20
Administrative Class	10.20
Advisor Class	10.20

Cost of investments in securities	$367,210
Cost of investments in Affiliates	$3,940
Cost of foreign currency held	$1,004
Cost or premiums of financial derivative instruments, net	$1,073

* Includes repurchase agreements of:	$549

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Dynamic Bond Portfolio

(Unaudited)

(Amounts in thousands†)	Six Months Ended June 30, 2020

Investment Income:

Interest	$5,040
Dividends	14
Dividends from Investments in Affiliates	29
Total Income	5,083

Expenses:

Investment advisory fees	785
Supervisory and administrative fees	428
Distribution and/or servicing fees - Class M	1
Servicing fees - Administrative Class	185
Distribution and/or servicing fees - Advisor Class	18
Trustee fees	4
Interest expense	25
Miscellaneous expense	2
Total Expenses	1,448
Waiver and/or Reimbursement by PIMCO	(0)
Net Expenses	1,448

Net Investment Income (Loss)	3,635

Net Realized Gain (Loss):

Investments in securities	4,026
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	(2,672)
Over the counter financial derivative instruments	(910)
Foreign currency	(91)

Net Realized Gain (Loss)	355

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,097
Investments in Affiliates	0
Exchange-traded or centrally cleared financial derivative instruments	(6,073)
Over the counter financial derivative instruments	138
Foreign currency assets and liabilities	30

Net Change in Unrealized Appreciation (Depreciation)	(4,808)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(818)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	13

Statements of Changes in Net Assets PIMCO Dynamic Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,635	$9,742
Net realized gain (loss)	355	(3,213)
Net change in unrealized appreciation (depreciation)	(4,808)	8,040

Net Increase (Decrease) in Net Assets Resulting from Operations	(818)	14,569

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(434)	(1,150)
Class M	(10)	(26)
Administrative Class	(4,240)	(11,728)
Advisor Class	(239)	(613)

Total Distributions(a)	(4,923)	(13,517)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(12,506)	(2,356)

Total Increase (Decrease) in Net Assets	(18,247)	(1,304)

Net Assets:

Beginning of period	299,527	300,831
End of period	$281,280	$299,527

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Dynamic Bond Portfolio

June 30, 2020 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 134.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

Caesars Resort Collection LLC
2.928% (LIBOR03M + 2.750%) due 12/23/2024 ~		$293	$262

Carnival Corp.
TBD% due 06/30/2025 «		200	194

Charter Communications Operating LLC
1.930% (LIBOR03M + 1.750%) due 02/01/2027 ~		192	185

Dell International LLC
2.750% (LIBOR03M + 2.000%) due 09/19/2025 ~		190	185

PG&E Corp.
2.440% (LIBOR03M + 2.250%) due 12/31/2020 ~		1,000	997

RegionalCare Hospital Partners Holdings, Inc.
3.928% (LIBOR03M + 3.750%) due 11/17/2025 ~		526	493

Total Loan Participations and Assignments (Cost $2,382)			2,316

CORPORATE BONDS & NOTES 24.9%

BANKING & FINANCE 13.6%

ABN AMRO Bank NV
4.750% due 07/28/2025		100	111

AerCap Ireland Capital DAC
3.950% due 02/01/2022		500	500

American International Group, Inc.
4.125% due 02/15/2024		300	335

Aviation Capital Group LLC
1.300% (US0003M + 0.950%) due 06/01/2021 ~		900	856

Bank of America Corp.
3.550% due 03/05/2024 •		1,400	1,497

Barclays Bank PLC
7.625% due 11/21/2022 (j)		400	436

Barclays PLC
4.375% due 01/12/2026		1,000	1,130

BNP Paribas S.A.
4.705% due 01/10/2025 •		400	443

Citigroup, Inc.
4.044% due 06/01/2024 •		300	326

Cooperatieve Rabobank UA
3.750% due 07/21/2026		700	771

Credit Agricole S.A.
6.500% due 06/23/2021 •(i)(j)	EUR	300	344

Credit Suisse AG
6.500% due 08/08/2023 (j)		$600	658

Credit Suisse Group AG
2.997% due 12/14/2023 •		550	573
6.375% due 08/21/2026 •(i)(j)		300	305

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		700	773

Deutsche Bank AG
4.250% due 10/14/2021		1,450	1,489

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		300	324

Ford Motor Credit Co. LLC
0.080% due 12/01/2021 •	EUR	100	106
0.185% due 05/14/2021 •		200	218
1.627% (US0003M + 1.235%) due 02/15/2023 ~		$900	799
3.157% due 08/04/2020		500	499
3.550% due 10/07/2022		300	292
3.937% (US0003M + 2.550%) due 01/07/2021 ~		200	197
5.596% due 01/07/2022		300	303

General Motors Financial Co., Inc.
1.618% (US0003M + 1.310%) due 06/30/2022 ~		200	196

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.550% due 07/08/2022		$500	$513

Goldman Sachs Group, Inc.
3.625% due 01/22/2023		300	321
3.691% due 06/05/2028 •		1,800	2,017

Harley-Davidson Financial Services, Inc.
1.284% (US0003M + 0.940%) due 03/02/2021 ~		800	796

HSBC Holdings PLC
4.292% due 09/12/2026 •		500	557
4.300% due 03/08/2026		500	565
5.875% due 09/28/2026 •(i)(j)	GBP	200	244

International Lease Finance Corp.
8.250% due 12/15/2020		$900	921

Intesa Sanpaolo SpA
3.250% due 09/23/2024		400	409

JPMorgan Chase & Co.
1.830% (US0003M + 1.480%) due 03/01/2021 ~		2,000	2,014

LeasePlan Corp. NV
2.875% due 10/24/2024		500	515

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		800	824
7.625% due 06/27/2023 •(i)(j)	GBP	856	1,086

Morgan Stanley
3.591% due 07/22/2028 •		$700	788

Nationstar Mortgage Holdings, Inc.
9.125% due 07/15/2026		600	635

Nationwide Building Society
3.766% due 03/08/2024 •		300	316
4.302% due 03/08/2029 •		1,700	1,929

Navient Corp.
5.875% due 03/25/2021		200	197

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		700	657

Park Intermediate Holdings LLC
7.500% due 06/01/2025		400	411

Royal Bank of Scotland Group PLC
4.892% due 05/18/2029 •		200	236
8.625% due 08/15/2021 •(i)(j)		1,200	1,250

Santander UK PLC
3.400% due 06/01/2021		500	513

Springleaf Finance Corp.
6.125% due 03/15/2024		400	407

Synchrony Bank
3.000% due 06/15/2022		500	511

UBS AG
5.125% due 05/15/2024 (j)		1,300	1,415
7.625% due 08/17/2022 (j)		250	279

UniCredit SpA
5.211% (US0003M + 3.900%) due 01/14/2022 ~		600	606
7.830% due 12/04/2023		900	1,042

Wells Fargo & Co.
2.600% due 07/22/2020		200	200
2.625% due 07/22/2022		400	417
3.000% due 02/19/2025		1,300	1,401
3.584% due 05/22/2028 •		200	222

Weyerhaeuser Co.
4.000% due 04/15/2030		400	452

			38,147

INDUSTRIALS 9.6%

AbbVie, Inc.
4.875% due 02/15/2021		233	237

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029 (b)		300	305

Altice Financing S.A.
5.000% due 01/15/2028		300	298

American Airlines Pass-Through Trust
3.000% due 04/15/2030		339	312

Anheuser-Busch InBev Worldwide, Inc.
3.500% due 06/01/2030		400	451

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 04/13/2028		$600	$693
4.350% due 06/01/2040		400	457

B.C. Unlimited Liability Co.
4.250% due 05/15/2024		300	301

Broadcom, Inc.
4.110% due 09/15/2028		105	115

Carnival Corp.
11.500% due 04/01/2023		700	758

CCO Holdings LLC
5.000% due 02/01/2028		700	723

Charter Communications Operating LLC
4.464% due 07/23/2022		100	107
4.908% due 07/23/2025		1,200	1,377
6.484% due 10/23/2045		100	133

Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		600	674
7.000% due 06/30/2024		200	228

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		200	189

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(c)(d)		362	98

CVS Health Corp.
4.100% due 03/25/2025		800	905

Dell International LLC
4.420% due 06/15/2021		850	874
6.020% due 06/15/2026		150	172

Delta Air Lines, Inc.
7.000% due 05/01/2025		400	413

Energy Transfer Partners LP
5.000% due 10/01/2022		1,500	1,598

Exela Intermediate LLC
10.000% due 07/15/2023		300	74

Expedia Group, Inc.
6.250% due 05/01/2025		400	428

Gap, Inc.
8.625% due 05/15/2025		400	425

GATX Corp.
1.261% (US0003M + 0.720%) due 11/05/2021 ~		900	888

General Electric Co.
3.625% due 05/01/2030		300	301

General Motors Co.
5.400% due 10/02/2023 (k)		400	434

IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (c)	EUR	200	220

IRB Holding Corp.
6.750% due 02/15/2026		$300	287

Komatsu Finance America, Inc.
2.118% due 09/11/2020		300	301

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025		400	411

Marvell Technology Group Ltd.
4.200% due 06/22/2023		500	538

NCL Corp. Ltd.
12.250% due 05/15/2024		400	420

Newfield Exploration Co.
5.375% due 01/01/2026		500	469

NVR, Inc.
3.950% due 09/15/2022		900	959

Occidental Petroleum Corp.
2.600% due 08/13/2021		200	196

Oracle Corp.
3.600% due 04/01/2050		900	1,019

Pan American Energy LLC
28.216% (BADLARPP) due 11/20/2020 ~	ARS	4,370	39

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		$500	543

Petroleos Mexicanos
5.950% due 01/28/2031		200	165

Petronas Capital Ltd.
4.550% due 04/21/2050		400	509

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	15

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Raytheon Technologies Corp.
2.800% due 03/15/2022		$300	$310

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		800	824

Refinitiv U.S. Holdings, Inc.
6.250% due 05/15/2026		400	425

Reynolds Group Issuer, Inc.
7.000% due 07/15/2024		125	126

Royal Caribbean Cruises Ltd.
11.500% due 06/01/2025		300	313

Sands China Ltd.
5.125% due 08/08/2025		600	652

Southern Co.
3.700% due 04/30/2030		600	687

T-Mobile USA, Inc.
3.875% due 04/15/2030		300	335

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	243	273

Toyota Motor Finance Netherlands BV
2.764% due 04/26/2021		$900	910

Transocean, Inc.
7.250% due 11/01/2025		600	336

Univision Communications, Inc.
9.500% due 05/01/2025		400	426

VMware, Inc.
2.950% due 08/21/2022		900	931

YPF S.A.
33.088% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	2,240	21

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		$300	311

			26,924

UTILITIES 1.7%

AT&T, Inc.
1.100% (US0003M + 0.750%) due 06/01/2021 ~		800	804
4.100% due 02/15/2028		306	351

Duke Energy Corp.
0.965% (US0003M + 0.650%) due 03/11/2022 ~		500	500

NextEra Energy Capital Holdings, Inc.
1.080% (US0003M + 0.720%) due 02/25/2022 ~		300	302
1.950% due 09/01/2022		300	309

Petrobras Global Finance BV
5.999% due 01/27/2028		1,668	1,751
6.250% due 12/14/2026	GBP	100	131
6.850% due 06/05/2115		$350	348

Rio Oil Finance Trust
9.250% due 07/06/2024		374	383

			4,879

Total Corporate Bonds & Notes (Cost $67,121)			69,950

MUNICIPAL BONDS & NOTES 0.1%

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024		150	151

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)		3,000	151

Total Municipal Bonds & Notes (Cost $368)			302

U.S. GOVERNMENT AGENCIES 34.5%

Freddie Mac
1.635% due 10/25/2021 ~(a)		320	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 08/01/2048	$833	$883
5.965% due 07/15/2047 •(a)	899	203

Ginnie Mae, TBA
4.000% due 07/01/2050	1,000	1,058

Uniform Mortgage-Backed Security
3.500% due 12/01/2047	544	574
4.000% due 04/01/2048	961	1,047

Uniform Mortgage-Backed Security, TBA
2.500% due 07/01/2050 - 09/01/2050	36,200	37,651
3.000% due 09/01/2050	53,000	55,631

Total U.S. Government Agencies (Cost $96,620)		97,052

U.S. TREASURY OBLIGATIONS 39.6%

U.S. Treasury Bonds
2.875% due 11/15/2046	150	199

U.S. Treasury Inflation Protected Securities (h)
0.125% due 04/15/2021	6,709	6,747
0.125% due 01/15/2030	1,495	1,617
0.250% due 01/15/2025	6,020	6,342
0.250% due 07/15/2029	2,005	2,196
0.375% due 07/15/2025	422	451
0.375% due 07/15/2027	3,145	3,423
0.625% due 01/15/2026	2,849	3,089
2.000% due 01/15/2026 (q)	840	977
2.375% due 01/15/2025	2,585	2,980
2.375% due 01/15/2027	2,175	2,644

U.S. Treasury Notes
1.250% due 07/31/2023	1,098	1,134
1.250% due 08/31/2024	6,400	6,670
1.500% due 02/15/2030 (m)	2,900	3,135
1.750% due 09/30/2022	5,700	5,903
1.875% due 07/31/2022	5,200	5,386
2.000% due 05/31/2021 (o)	1,100	1,119
2.000% due 12/31/2021 (o)	3,600	3,699
2.000% due 07/31/2022 (q)	11,400	11,837
2.000% due 11/30/2022 (o)(q)	1,000	1,044
2.000% due 04/30/2024 (q)	700	748
2.125% due 09/30/2021 (m)(o)	16,500	16,904
2.250% due 12/31/2023	4,150	4,448
2.250% due 01/31/2024	1,270	1,363
2.500% due 05/15/2024	1,800	1,959
2.750% due 05/31/2023	80	86
2.750% due 07/31/2023	2,824	3,047
2.750% due 08/31/2023 (m)	11,022	11,915
2.875% due 09/30/2023 (q)	290	315
2.875% due 11/30/2023	70	76

Total U.S. Treasury Obligations (Cost $106,606)		111,453

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.9%

American Home Mortgage Assets Trust
0.395% due 06/25/2037 •	625	562

Banc of America Funding Trust
0.350% due 02/20/2047 •	626	606
0.570% due 07/20/2036 •	1,008	977

Banc of America Mortgage Trust
3.234% due 06/25/2035 ~	65	57

BCAP LLC Trust
5.250% due 06/26/2036	389	238

Bear Stearns Adjustable Rate Mortgage Trust
3.836% due 11/25/2034 ~	391	318
3.981% due 01/25/2035 ~	8	7

CBA Commercial Small Balance Commercial Mortgage
0.685% due 06/25/2038 •	867	550

Countrywide Alternative Loan Trust
0.355% due 01/25/2037 ^•	204	203
0.370% due 02/20/2047 ^•	229	170
5.500% due 04/25/2035	650	551
6.000% due 02/25/2037 ^	352	255
6.500% due 11/25/2037 ^	475	340

Countrywide Home Loan Mortgage Pass-Through Trust
3.427% due 08/25/2034 ~	98	96
3.547% due 02/20/2036 ~	266	249

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Certificates
0.828% due 12/27/2035 •		$432	$432

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.515% due 08/25/2037 ^•		496	400

Downey Savings & Loan Association Mortgage Loan Trust
0.384% due 10/19/2036 •		489	411

First Horizon Alternative Mortgage Securities Trust
3.066% due 01/25/2036 ^~		164	117
3.259% due 06/25/2034 ~		94	92
3.277% due 06/25/2036 ^~		173	153

First Horizon Mortgage Pass-Through Trust
4.073% due 11/25/2037 ^~		888	673

GSMPS Mortgage Loan Trust
8.000% due 01/25/2035		448	504

HarborView Mortgage Loan Trust
1.014% due 11/19/2034 ^•		33	29

IndyMac Mortgage Loan Trust
0.395% due 04/25/2046 •		1,796	1,592
3.486% due 08/25/2037 ^~		251	203
4.015% due 10/25/2034 ~		21	21

Lehman XS Trust
0.410% due 08/25/2046 •		396	355

Mortgage Equity Conversion Asset Trust
0.680% due 05/25/2042 •		548	518

New Residential Mortgage Loan Trust
4.500% due 05/25/2058 ~		372	402

RBSSP Resecuritization Trust
0.418% due 02/26/2037 •		259	256

Residential Accredit Loans, Inc. Trust
6.014% due 09/25/2037 ~		907	750

RMAC Securities PLC
0.348% due 06/12/2044 •	GBP	1,040	1,200

Structured Asset Mortgage Investments Trust
0.385% due 08/25/2036 •		$261	423

Thornburg Mortgage Securities Trust
1.435% due 06/25/2037 ^•		27	27
1.815% due 06/25/2037 •		243	220

Towd Point Mortgage Funding PLC
1.677% due 10/20/2051 •	GBP	1,508	1,869

WaMu Mortgage Pass-Through Certificates Trust
0.645% due 04/25/2045 •		$47	46

Washington Mutual Mortgage Pass-Through Certificates Trust
1.635% due 09/25/2035 ^•		630	532

Total Non-Agency Mortgage-Backed Securities (Cost $16,233)			16,404

ASSET-BACKED SECURITIES 23.1%

Accredited Mortgage Loan Trust
0.815% due 09/25/2035 •		1,000	861

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	1,500	1,674

Argent Securities Trust
0.335% due 07/25/2036 •		$677	573

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.565% due 02/25/2036 •		1,434	1,255

Asset-Backed Funding Certificates Trust
0.345% due 01/25/2037 •		2,534	1,676
0.405% due 01/25/2037 •		1,763	1,178

Asset-Backed Securities Corp. Home Equity Loan Trust
1.205% due 07/25/2035 •		4,263	4,072

Bear Stearns Asset-Backed Securities Trust
0.675% due 09/25/2035 •		1,039	1,032
0.860% due 11/25/2035 ^•		1,147	1,126

Belle Haven ABS CDO Ltd.
2.123% due 11/03/2044 •		556	235

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •	EUR	1,000	1,118

CIT Mortgage Loan Trust
1.535% due 10/25/2037 •		$538	537
1.685% due 10/25/2037 •		900	863

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
0.635% due 10/25/2035 ^•		$1,000	$968

Countrywide Asset-Backed Certificates
0.315% due 12/25/2036 ^•		318	287
0.325% due 08/25/2037 •		1,201	1,175
0.325% due 08/25/2037 ^•		460	410
0.325% due 06/25/2047 ^•		491	437
0.335% due 07/25/2036 ^•		9	9
0.335% due 04/25/2047 ^•		373	358
0.365% due 11/25/2047 ^•		386	374
0.395% due 05/25/2047 ^•		1,663	1,465
4.642% due 07/25/2036 þ		300	302

Countrywide Asset-Backed Certificates Trust
1.190% due 08/25/2035 •		898	898
6.095% due 08/25/2035 þ		254	263

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.626% due 03/25/2037 ^þ		2,296	1,220

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	1,000	1,119

First Franklin Mortgage Loan Trust
0.545% due 11/25/2035 •		$3,225	3,008

GSAA Home Equity Trust
0.465% due 07/25/2037 •		2,876	1,464
5.985% due 06/25/2036 ~		1,067	446

GSAMP Trust
0.385% due 11/25/2036 •		933	546
0.415% due 03/25/2047 •		2,000	1,692

Home Equity Asset Trust
0.875% due 08/25/2035 •		1,900	1,839

HSI Asset Securitization Corp. Trust
0.295% due 12/25/2036 •		2,034	784
0.405% due 12/25/2036 •		572	227

Jamestown CLO Ltd.
1.909% due 07/15/2026 •		77	77

JPMorgan Mortgage Acquisition Corp.
0.525% due 02/25/2036 ^•		1,060	1,034

Long Beach Mortgage Loan Trust
0.705% due 08/25/2045 •		901	848
1.100% due 08/25/2035 •		2,000	1,577

MASTR Specialized Loan Trust
0.555% due 01/25/2037 •		1,457	786

Morgan Stanley ABS Capital, Inc. Trust
0.310% due 07/25/2036 •		387	339
0.325% due 11/25/2036 •		180	104
0.325% due 05/25/2037 •		619	534
0.335% due 07/25/2036 •		751	382
0.335% due 10/25/2036 •		436	254
0.725% due 12/25/2034 •		514	487

Morgan Stanley Capital, Inc. Trust
0.365% due 03/25/2036 •		16	13
0.475% due 01/25/2036 •		256	249

Morgan Stanley Home Equity Loan Trust
0.325% due 12/25/2036 •		2,034	1,125
0.445% due 04/25/2036 •		2,889	2,208

Morgan Stanley IXIS Real Estate Capital Trust
0.335% due 07/25/2036 •		1,517	779

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.585% due 02/25/2037 ^•		2,108	728

OFSI Fund Ltd.
2.035% due 10/18/2026 •		78	78

Option One Mortgage Loan Trust
0.515% due 04/25/2037 •		2,985	1,938

Palmer Square Loan Funding Ltd.
1.177% due 02/20/2028 •		886	873
2.105% due 04/20/2027 •		829	820

Residential Asset Securities Corp. Trust
0.875% due 11/25/2035 •		3,100	2,992

Securitized Asset-Backed Receivables LLC Trust
0.845% due 08/25/2035 ^•		647	481
0.950% due 02/25/2034 •		282	275

Sierra Madre Funding Ltd.
0.555% due 09/07/2039 •		469	426
0.575% due 09/07/2039 •		2,524	2,295

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SoFi Consumer Loan Program LLC
2.770% due 05/25/2026		$95	$96

Sound Point CLO Ltd.
2.193% due 01/23/2029 •		1,500	1,474

Structured Asset Securities Corp. Mortgage Loan Trust
1.190% due 11/25/2035 •		1,000	949

Terwin Mortgage Trust
0.555% due 01/25/2037 •		1,028	498

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		903	952

Triaxx Prime CDO Ltd.
0.443% due 10/02/2039 •		94	38

Venture CLO Ltd.
1.401% due 08/28/2029 •		1,600	1,563
2.248% due 10/22/2031 •		1,400	1,380

Wells Fargo Home Equity Asset-Backed Securities Trust
0.415% due 04/25/2037 •		860	822

Total Asset-Backed Securities (Cost $61,546)			64,965

SOVEREIGN ISSUES 4.5%

Argentina Government International Bond
1.000% due 08/05/2021	ARS	1,423	13
5.875% due 01/11/2028 ^(d)		$1,000	405
6.875% due 01/11/2048 ^(d)		500	197
15.500% due 10/17/2026	ARS	1,460	5
26.415% (BADLARPP + 2.000%) due 04/03/2022 ~		2,373	20

Autonomous City of Buenos Aires Argentina
29.825% (BADLARPP + 5.000%) due 01/23/2022 ~		2,730	26

Brazil Government International Bond
5.625% due 02/21/2047		$50	52

Chile Government International Bond
1.250% due 01/29/2040	EUR	300	324

Israel Government International Bond
3.875% due 07/03/2050		$400	476

Kuwait International Government Bond
3.500% due 03/20/2027		1,300	1,454

New Zealand Government International Bond
2.000% due 09/20/2025	NZD	221	157
3.000% due 09/20/2030		877	729

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,100	359
6.150% due 08/12/2032		2,000	645
6.350% due 08/12/2028		5,800	1,939

Provincia de Buenos Aires
28.192% due 04/12/2025	ARS	930	7
32.817% due 05/31/2022		440	4

Qatar Government International Bond
3.875% due 04/23/2023		$700	752
4.500% due 04/23/2028		200	236

Saudi Government International Bond
3.625% due 03/04/2028		500	551
4.500% due 10/26/2046		600	692
4.625% due 10/04/2047		500	585

Slovenia Government International Bond
5.250% due 02/18/2024		300	346

South Africa Government International Bond
4.850% due 09/30/2029		700	665

Turkey Government International Bond
5.750% due 03/22/2024		400	398
6.350% due 08/10/2024		1,000	1,014
7.250% due 12/23/2023		600	626

Total Sovereign Issues (Cost $13,017)			12,677

		SHARES
PREFERRED SECURITIES 0.7%

BANKING & FINANCE 0.6%

AGFC Capital Trust
2.969% (US0003M + 1.750%) due 01/15/2067 ~		100,000	33

		SHARES	MARKET VALUE (000S)

Bank of America Corp.
4.300% due 01/28/2025 •(i)		400,000	$358
5.875% due 03/15/2028 •(i)		200,000	205

Citigroup, Inc.
6.250% due 08/15/2026 •(i)		200,000	212

JPMorgan Chase & Co.
4.230% (US0003M + 3.470%) due 07/30/2020 ~(i)		342,000	312

Nationwide Building Society
10.250% ~		2,250	436

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (i)		50,000	60

			1,616

UTILITIES 0.1%

AT&T, Inc.
2.875% due 03/02/2025 •(i)		400,000	428

Total Preferred Securities (Cost $2,167)			2,044

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (l) 0.2%
			549

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021	ARS	4,183	41

ARGENTINA TREASURY BILLS 0.2%
3.008% due 07/31/2020 - 10/29/2020 (e)(f)		35,406	502
28.142% due 07/31/2020 ~		552	5
30.365% due 08/28/2020 ~		2,130	21

			528

U.S. TREASURY BILLS 0.0%
0.174% due 10/15/2020 (f)(g)(q)		$50	50

Total Short-Term Instruments (Cost $1,150)			1,168

Total Investments in Securities (Cost $367,210)			378,331

		SHARES
INVESTMENTS IN AFFILIATES 1.4%

SHORT-TERM INSTRUMENTS 1.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.4%

PIMCO Short-Term Floating NAV Portfolio III		399,692	3,941

Total Short-Term Instruments (Cost $3,940)			3,941

Total Investments in Affiliates (Cost $3,940)			3,941

Total Investments 135.9% (Cost $371,150)			$382,272

Financial Derivative Instruments (n)(p) (0.1)% (Cost or Premiums, net $1,073)			(376)

Other Assets and Liabilities, net (35.8)%			(100,616)

Net Assets 100.0%			$281,280

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	17

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
General Motors Co.	5.400%	10/02/2023	05/07/2020	$400	$434	0.15%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$549	U.S. Treasury Notes 1.875% due 04/30/2022	$(560)	$549	$549

Total Repurchase Agreements						$(560)	$549	$549

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.210%	06/12/2020	08/12/2020	$(870)	$(870)
	0.210	06/18/2020	07/02/2020	(3,703)	(3,704)
BSN	0.240	04/09/2020	07/09/2020	(2,466)	(2,467)
JPS	0.140	06/23/2020	07/07/2020	(3,143)	(3,143)

Total Reverse Repurchase Agreements					$(10,184)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(4,574)	$0	$(4,574)	$4,553	$(21)
BSN	0	(2,467)	0	(2,467)	2,459	(8)
FICC	549	0	0	549	(560)	(11)
JPS	0	(3,143)	0	(3,143)	3,135	(8)

Total Borrowings and Other Financing Transactions	$549	$(10,184)	$0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(9,314)	$(870)	$0	$(10,184)

Total Borrowings	$0	$(9,314)	$(870)	$0	$(10,184)

Payable for reverse repurchase agreements					$(10,184)

(m)	Securities with an aggregate market value of $10,147 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(5,267) at a weighted average interest rate of 0.562%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond September Futures	09/2020	70	$11,315	$362	$43	$(10)
Euro-Bund 10-Year Bond September Futures	09/2020	14	2,776	15	0	(3)
U.S. Treasury 5-Year Note September Futures	09/2020	40	5,030	11	0	(1)

				$388	$43	$(14)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2020	74	$(10,299)	$(28)	$12	$0
U.S. Treasury 30-Year Bond September Futures	09/2020	126	(22,499)	(51)	59	0

				$(79)	$71	$0

Total Futures Contracts				$309	$114	$ (14)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(3)	Notional Amount(4)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
											Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2024	0.996%	$		700	$(2)	$2	$0	$1	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	09/20/2020	0.047			400	8	(7)	1	0	0
British Telecomminications	1.000	Quarterly	12/20/2024	0.932		EUR	700	2	1	3	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.257	$		400	10	(3)	7	0	0

								$18	$(7)	$11	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-34 5-Year Index	(5.000)%	Quarterly	06/20/2025	$	3,135	$(78)	$97	$19	$0	$(25)
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024	EUR	1,700	(44)	12	(32)	0	(5)
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022		2,500	(15)	(23)	(38)	0	(3)

						$(137)	$$86	$(51)	$0	$(33)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	19

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$1,183	$48	$(45)	$3	$7	$0
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024	184	14	(15)	(1)	1	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024	10,500	208	(84)	124	11	0
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025	5,600	(94)	159	65	7	0

					$176	$15	$191	$26	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2025		GBP	6,900	$(1)	$(212)	$(213)	$0	$(1)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2025			13,200	(357)	(45)	(402)	0	(2)
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022		CAD	2,100	0	18	18	0	0
Pay	3-Month CAD-Bank Bill	1.273	Semi-Annual	03/03/2022			600	0	5	5	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022			900	4	8	12	0	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025			700	0	11	11	0	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025			700	0	13	13	0	0
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025			400	0	7	7	0	0
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025			200	0	4	4	0	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025			1,100	1	17	18	0	(1)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	$		13,900	1,206	(2,209)	(1,003)	15	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028			17,200	1,075	(3,428)	(2,353)	25	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029			500	(1)	(64)	(65)	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030			1,800	(21)	(180)	(201)	3	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030			1,000	(18)	(120)	(138)	2	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030			500	(1)	(68)	(69)	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049			200	0	(72)	(72)	2	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050			600	(4)	(174)	(178)	6	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050			1,200	(2)	(230)	(232)	11	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050			1,800	(3)	(408)	(411)	16	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050			400	(3)	(75)	(78)	3	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050			500	(1)	(131)	(132)	5	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050			300	0	(110)	(110)	3	0
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		GBP	700	(24)	(6)	(30)	0	(1)
Receive(6)	6-Month GBP-LIBOR	0.500	Semi-Annual	12/16/2025			700	(8)	(4)	(12)	0	(1)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		JPY	820,000	(16)	(135)	(151)	3	0
Pay	6-Month JPY-LIBOR	0.104	Semi-Annual	09/09/2029			89,000	0	(10)	(10)	0	(1)
Pay	6-Month JPY-LIBOR	0.078	Semi-Annual	09/10/2029			89,000	0	(8)	(8)	0	(1)
Pay	6-Month JPY-LIBOR	0.015	Semi-Annual	09/17/2029			91,000	0	(3)	(3)	0	(1)
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/25/2029			134,000	0	(11)	(11)	0	(2)
Pay	6-Month JPY-LIBOR	0.085	Semi-Annual	09/27/2029			108,000	0	(11)	(11)	0	(1)
Pay	28-Day MXN-TIIE	7.350	Lunar	09/30/2027		MXN	42,900	(25)	268	243	6	0
Pay	UKRPI	3.579	Maturity	10/15/2033		GBP	2,100	1	238	239	0	(22)

								$1,802	$(7,125)	$(5,323)	$102	$(34)

Total Swap Agreements								$1,859	$(7,031)	$(5,172)	$129	$(67)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$114	$129	$243	$0	$(14)	$(67)	$(81)

(o)

Securities with an aggregate market value of $3,260 and cash of $2,152 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2020	RUB	12,162		$174	$4	$0
	07/2020		$74	RUB	5,765	7	0
	08/2020		68		4,695	0	(2)

BPS	07/2020		150	EUR	134	0	0
	07/2020		471	RUB	32,656	0	(13)
	08/2020		91		6,374	0	(2)

CBK	07/2020	CAD	1,818		$1,326	0	(13)
	07/2020	JPY	2,300		21	0	0
	08/2020		$82	RUB	5,633	0	(3)

DUB	01/2021		87	BRL	380	0	(17)

GLM	07/2020		315	RUB	23,889	20	0
	08/2020		70		4,892	0	(2)

HUS	07/2020	GBP	2,505		$3,105	1	0
	07/2020	NZD	685		425	0	(17)
	07/2020		$179	RUB	12,512	0	(4)
	09/2020		2	PLN	7	0	0
	01/2021	BRL	380		$59	0	(11)

JPM	07/2020	RUB	134,524		1,927	43	0
	07/2020		$146	EUR	131	2	0
	08/2020		172	RUB	11,993	0	(4)

MYI	09/2020		2	PLN	9	0	0

SCX	07/2020	EUR	10,424		$11,602	0	(109)
	07/2020	NZD	171		106	0	(4)
	08/2020	EUR	10,159		11,418	0	(4)
	08/2020	GBP	2,505		3,073	0	(32)

UAG	07/2020	NZD	171		106	0	(5)
	07/2020		$303	RUB	21,628	5	(5)
	08/2020		220		15,581	0	(2)

Total Forward Foreign Currency Contracts						$82	$(249)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.860%	02/26/2021	440	$27	$12

Total Purchased Options							$27	$12

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	21

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-34 5-Year Index	Sell	93.000%	08/19/2020	400	$(4)	$(5)
	Call - OTC CDX.HY-34 5-Year Index	Buy	104.000	08/19/2020	400	(2)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	08/19/2020	1,400	(2)	(1)
BPS	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	08/19/2020	1,300	(1)	(1)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.625	08/19/2020	1,300	(1)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	3,100	(4)	(4)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	08/19/2020	1,300	(2)	(1)
GST	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	01/20/2021	500	0	(1)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	08/19/2020	1,300	(1)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	1,300	(2)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	400	0	0

						$(19)	$(17)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.780%	02/26/2021	1,250	$ (26)	$(9)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2050	$100.625	08/06/2020	500	$(4)	$(2)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.055	08/06/2020	700	(3)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.078	08/06/2020	700	(3)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.133	08/06/2020	300	(1)	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2050	100.641	08/06/2020	500	(4)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.094	08/06/2020	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.563	08/06/2020	300	(2)	0

					$(17)	$(7)

Total Written Options					$(62)	$(33)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	UBS AG	(1.000)%	Quarterly	06/20/2024	0.845%	$100	$7	$(8)	$0	$(1)

BPS	UBS AG	(1.000)	Quarterly	06/20/2024	0.845	200	13	(14)	0	(1)

							$20	$(22)	$0	$(2)

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	0.556%	$100	$(4)	$5	$1	$0

BRC	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.556	500	(16)	18	2	0

CBK	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.473	200	1	(5)	0	(4)

GST	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.556	400	(13)	15	2	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	1.208	200	(3)	1	0	(2)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	2.786	1,600	(71)	(36)	0	(107)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	4.723	100	(12)	(1)	0	(13)

MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	09/20/2024	0.717	100	1	0	1	0

							$(117)	$(3)	$6	$(126)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$1,110	$(232)	$129	$0	$(103)
BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	711	(150)	84	0	(66)
MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	844	(178)	99	0	(79)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,600	(55)	67	12	0
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,100	(39)	47	8	0

						$(654)	$426	$20	$(248)

Total Swap Agreements						$(751)	$401	$26	$(376)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$11	$0	$0	$11	$(2)	$(7)	$(104)	$(113)	$(102)	$0	$(102)
BPS	0	0	1	1	(15)	(7)	(1)	(23)	(22)	0	(22)
BRC	0	0	2	2	0	0	(66)	(66)	(64)	267	203
CBK	0	0	0	0	(16)	0	(4)	(20)	(20)	0	(20)
DUB	0	0	0	0	(17)	0	0	(17)	(17)	30	13
FAR	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
GLM	20	12	0	32	(2)	(9)	0	(11)	21	0	21
GSC	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
GST	0	0	2	2	0	(3)	(122)	(125)	(123)	319	196
HUS	1	0	0	1	(32)	0	0	(32)	(31)	0	(31)
JPM	45	0	0	45	(4)	(3)	0	(7)	38	0	38
MYC	0	0	13	13	0	0	(79)	(79)	(66)	(33)	(99)
SCX	0	0	0	0	(149)	0	0	(149)	(149)	276	127
UAG	5	0	8	13	(12)	0	0	(12)	1	0	1

Total Over the Counter	$82	$12	$26	$120	$(249)	$(33)	$(376)	$(658)

(q)

Securities with an aggregate market value of $988 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	23

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$114	$114
Swap Agreements	0	27	0	0	102	129

	$0	$27	$0	$0	$216	$243

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$82	$0	$82
Purchased Options	0	0	0	0	12	12
Swap Agreements	0	26	0	0	0	26

	$0	$26	$0	$82	$12	$120

	$0	$53	$0	$82	$228	$363

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$14	$14
Swap Agreements	0	33	0	0	34	67

	$0	$33	$0	$0	$48	$81

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$249	$0	$249
Written Options	0	17	0	0	16	33
Swap Agreements	0	376	0	0	0	376

	$0	$393	$0	$249	$16	$658

	$0	$426	$0	$249	$64	$739

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$10	$10
Futures	0	0	0	0	145	145
Swap Agreements	0	(711)	0	0	(2,116)	(2,827)

	$0	$(711)	$0	$0	$(1,961)	$(2,672)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(664)	$0	$(664)
Purchased Options	0	0	0	0	551	551
Written Options	0	4	0	0	(382)	(378)
Swap Agreements	0	(419)	0	0	0	(419)

	$0	$(415)	$0	$(664)	$169	$(910)

	$0	$(1,126)	$0	$(664)	$(1,792)	$(3,582)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$534	$534
Swap Agreements	0	(5)	0	0	(6,602)	(6,607)

	$0	$(5)	$0	$0	$(6,068)	$(6,073)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(15)	$0	$(15)
Purchased Options	0	0	0	0	(14)	(14)
Written Options	0	2	0	0	26	28
Swap Agreements	0	139	0	0	0	139

	$0	$141	$0	$(15)	$12	$138

	$0	$136	$0	$(15)	$(6,056)	$(5,935)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,122	$194	$2,316
Corporate Bonds & Notes
Banking & Finance	0	38,147	0	38,147
Industrials	0	26,924	0	26,924
Utilities	0	4,879	0	4,879
Municipal Bonds & Notes
Texas	0	151	0	151
West Virginia	0	151	0	151
U.S. Government Agencies	0	97,052	0	97,052
U.S. Treasury Obligations	0	111,453	0	111,453
Non-Agency Mortgage-Backed Securities	0	16,404	0	16,404
Asset-Backed Securities	0	64,965	0	64,965
Sovereign Issues	0	12,677	0	12,677
Preferred Securities
Banking & Finance	0	1,616	0	1,616
Utilities	0	428	0	428
Short-Term Instruments
Repurchase Agreements	0	549	0	549
Short-Term Notes	0	41	0	41
Argentina Treasury Bills	0	528	0	528
U.S. Treasury Bills	0	50	0	50

	$0	$378,137	$194	$378,331

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,941	$0	$0	$3,941

Total Investments	$3,941	$378,137	$194	$382,272

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	114	129	0	243
Over the counter	0	120	0	120

	$114	$249	$0	$363

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(14)	(67)	0	(81)
Over the counter	0	(658)	0	(658)

	$(14)	$(725)	$0	$(739)

Total Financial Derivative Instruments	$100	$(476)	$0	$(376)

Totals	$4,041	$377,661	$194	$381,896

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	25

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Dynamic Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

SEMIANNUAL REPORT	JUNE 30, 2020	27

Notes to Financial Statements (Cont.)

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2020	29

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close).

Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolio’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$1,711	$36,128	$(33,900)	$2	$0	$3,941	$29	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the

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Notes to Financial Statements (Cont.)

borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a

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dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation

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Notes to Financial Statements (Cont.)

(collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in

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June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and

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Notes to Financial Statements (Cont.)

Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

38	PIMCO VARIABLE INSURANCE TRUST

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Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio.

SEMIANNUAL REPORT	JUNE 30, 2020	39

Notes to Financial Statements (Cont.)

Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out

40	PIMCO VARIABLE INSURANCE TRUST

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and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

SEMIANNUAL REPORT	JUNE 30, 2020	41

Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.55%	0.30%	0.30%	0.30%	0.30%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

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In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$1,022,036	$1,029,351	$15,109	$13,603

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	85	$860	87	$906

Class M	2	26	9	94

Administrative Class	1,597	16,351	2,123	22,110

Advisor Class	125	1,261	304	3,155
Issued as reinvestment of distributions

Institutional Class	43	434	110	1,150

Class M	1	10	3	26

Administrative Class	419	4,240	1,126	11,728

Advisor Class	24	239	59	613
Cost of shares redeemed

Institutional Class	(96)	(973)	(188)	(1,950)

Class M	(12)	(124)	(7)	(70)

Administrative Class	(3,241)	(32,709)	(3,557)	(37,015)

Advisor Class	(211)	(2,121)	(298)	(3,103)

Net increase (decrease) resulting from Portfolio share transactions	(1,264)	$(12,506)	(229)	$(2,356)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2020	43

Notes to Financial Statements (Cont.)

June 30, 2020 (Unaudited)

As of June 30, 2020, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 66% of the Portfolio. One of the shareholders is a related party of the Portfolio and comprises 54% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$409	$4,253

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$372,240	$18,598	$(13,967)	$4,631

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

44	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	JPS	J.P. Morgan Securities LLC

BOS	BofA Securities, Inc.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services LLC

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co. LLC	SCX	Standard Chartered Bank, London

BSN	The Bank of Nova Scotia - Toronto	GST	Goldman Sachs International	UAG	UBS AG Stamford

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	UBS	UBS Securities LLC

DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol

BRL	Brazilian Real	JPY	Japanese Yen	PLN	Polish Zloty

CAD	Canadian Dollar	MXN	Mexican Peso	RUB	Russian Ruble

EUR	Euro	NZD	New Zealand Dollar	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	SONIO	Sterling Overnight Interbank Average Rate

BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding

CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation

SEMIANNUAL REPORT	JUNE 30, 2020	45

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

46	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT19SAR_063020

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2020

PIMCO Emerging Markets Bond Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 4.30%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.43%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML

2	PIMCO VARIABLE INSURANCE TRUST

Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -4.64%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.87%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.89%.

Global equities generated weak results, driven by a sharp selloff in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities recouped a portion of their losses in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the six-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned -3.08% and global equities, as represented by the MSCI World Index, returned -5.77%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -4.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.83%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -9.78%.

Commodity prices were extremely volatile and generally moved lower. When the reporting period began, Brent crude oil was approximately $66 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 6.46% versus the British pound, but the U.S. dollar fell 0.63% and 0.19% versus the yen and the euro, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2020	3

Important Information About the PIMCO Emerging Markets Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the

4	PIMCO VARIABLE INSURANCE TRUST

nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve their investment objectives. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Emerging Markets Bond Portfolio	09/30/02	04/30/12	11/10/14	09/30/02	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”),

any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the

SEMIANNUAL REPORT	JUNE 30, 2020	5

Important Information About the PIMCO Emerging Markets Bond Portfolio (Cont.)

investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a portfolio’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolio is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of June 30, 2020†§

Indonesia	8.2%

Mexico	7.5%

Short-Term Instruments‡	6.0%

Turkey	4.5%

Brazil	4.4%

Luxembourg	4.0%

United States	3.9%

Russia	3.5%

Qatar	3.3%

United Arab Emirates	3.2%

Saudi Arabia	3.1%

Ukraine	3.1%

Chile	3.1%

Cayman Islands	2.8%

South Africa	2.3%

Colombia	2.0%

Dominican Republic	1.9%

Argentina	1.8%

Peru	1.8%

China	1.7%

Egypt	1.7%

Panama	1.7%

Oman	1.4%

Kazakhstan	1.3%

Ireland	1.3%

India	1.3%

Ghana	1.1%

Uruguay	1.1%

Nigeria	1.0%

Other	16.0%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative Instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Emerging Markets Bond Portfolio Institutional Class	(2.46)%	1.07%	4.99%	—	3.85%
PIMCO Emerging Markets Bond Portfolio Class M	(2.68)%	0.61%	4.52%	—	3.60%
PIMCO Emerging Markets Bond Portfolio Administrative Class	(2.54)%	0.92%	4.84%	5.00%	8.46%
PIMCO Emerging Markets Bond Portfolio Advisor Class	(2.58)%	0.82%	4.73%	4.89%	5.59%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	(1.87)%	1.52%	5.12%	5.82%	8.60%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/2002.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi sovereign entities: Brady bonds, loans, and Eurobonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, were 0.87% for Institutional Class shares, 1.32% for Class M shares, 1.02% for Administrative Class shares, and 1.12% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to Lebanese external debt contributed to performance, as the Lebanese external debt index decreased.

»	Overweight exposure to Israeli external debt contributed to performance, as the Israeli external debt index increased.

»	Overweight exposure to Brazilian quasi-sovereign and corporate external debt detracted from performance, as the Brazilian corporate debt index decreased.

»	Underweight exposure to United Arab Emirates external debt detracted from performance, as the United Arab Emirates external debt index increased.

SEMIANNUAL REPORT	JUNE 30, 2020	7

Expense Example PIMCO Emerging Markets Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$975.40	$4.93	$1,000.00	$1,019.73	$5.04	1.01%
Class M	1,000.00	973.20	7.12	1,000.00	1,017.51	7.28	1.46
Administrative Class	1,000.00	974.60	5.68	1,000.00	1,018.99	5.79	1.16
Advisor Class	1,000.00	974.20	6.15	1,000.00	1,018.50	6.29	1.26

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	JUNE 30, 2020	9

Financial Highlights PIMCO Emerging Markets Bond Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2020 - 06/30/2020+	$13.19	$0.26	$(0.59)	$(0.33)	$(0.33)	$0.00	$0.00	$(0.33)

12/31/2019	12.01	0.57	1.20	1.77	(0.59)	0.00	0.00	(0.59)

12/31/2018	13.14	0.51	(1.11)	(0.60)	(0.53)	0.00	0.00	(0.53)

12/31/2017	12.58	0.65	0.59	1.24	(0.68)	0.00	0.00	(0.68)

12/31/2016	11.70	0.67	0.88	1.55	(0.67)	0.00	0.00	(0.67)

12/31/2015	12.69	0.65	(0.90)	(0.25)	(0.68)	(0.06)	0.00	(0.74)
Class M

01/01/2020 - 06/30/2020+	13.19	0.24	(0.60)	(0.36)	(0.30)	0.00	0.00	(0.30)

12/31/2019	12.01	0.51	1.20	1.71	(0.53)	0.00	0.00	(0.53)

12/31/2018	13.14	0.45	(1.10)	(0.65)	(0.48)	0.00	0.00	(0.48)

12/31/2017	12.58	0.60	0.58	1.18	(0.62)	0.00	0.00	(0.62)

12/31/2016	11.70	0.61	0.89	1.50	(0.62)	0.00	0.00	(0.62)

12/31/2015	12.69	0.60	(0.90)	(0.30)	(0.63)	(0.06)	0.00	(0.69)
Administrative Class

01/01/2020 - 06/30/2020+	13.19	0.26	(0.60)	(0.34)	(0.32)	0.00	0.00	(0.32)

12/31/2019	12.01	0.55	1.20	1.75	(0.57)	0.00	0.00	(0.57)

12/31/2018	13.14	0.48	(1.10)	(0.62)	(0.51)	0.00	0.00	(0.51)

12/31/2017	12.58	0.64	0.58	1.22	(0.66)	0.00	0.00	(0.66)

12/31/2016	11.70	0.64	0.90	1.54	(0.66)	0.00	0.00	(0.66)

12/31/2015	12.69	0.63	(0.90)	(0.27)	(0.66)	(0.06)	0.00	(0.72)
Advisor Class

01/01/2020 - 06/30/2020+	13.19	0.25	(0.60)	(0.35)	(0.31)	0.00	0.00	(0.31)

12/31/2019	12.01	0.54	1.19	1.73	(0.55)	0.00	0.00	(0.55)

12/31/2018	13.14	0.47	(1.10)	(0.63)	(0.50)	0.00	0.00	(0.50)

12/31/2017	12.58	0.62	0.59	1.21	(0.65)	0.00	0.00	(0.65)

12/31/2016	11.70	0.64	0.88	1.52	(0.64)	0.00	0.00	(0.64)

12/31/2015	12.69	0.62	(0.90)	(0.28)	(0.65)	(0.06)	0.00	(0.71)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.53	(2.46)%	$51,449	1.01	%*	1.01	%*	0.85	%*	0.85	%*	4.30	%*	83%

13.19	14.94	47,874	0.87		0.87		0.85		0.85		4.42		65

12.01	(4.59)	41,154	0.86		0.86		0.85		0.85		4.08		29

13.14	10.03	34,246	0.85		0.85		0.85		0.85		5.03		35

12.58	13.48	21,191	0.85		0.85		0.85		0.85		5.37		33

11.70	(2.09)	13,852	0.85		0.85		0.85		0.85		5.23		29

12.53	(2.68)	776	1.46	*	1.46	*	1.30	*	1.30	*	3.88	*	83

13.19	14.43	867	1.32		1.32		1.30		1.30		3.98		65

12.01	(5.02)	889	1.31		1.31		1.30		1.30		3.59		29

13.14	9.55	993	1.30		1.30		1.30		1.30		4.60		35

12.58	12.97	729	1.30		1.30		1.30		1.30		4.92		33

11.70	(2.53)	475	1.30		1.30		1.30		1.30		4.84		29

12.53	(2.54)	156,155	1.16	*	1.16	*	1.00	*	1.00	*	4.17	*	83

13.19	14.77	170,681	1.02		1.02		1.00		1.00		4.28		65

12.01	(4.73)	167,673	1.01		1.01		1.00		1.00		3.86		29

13.14	9.87	210,102	1.00		1.00		1.00		1.00		4.90		35

12.58	13.31	217,567	1.00		1.00		1.00		1.00		5.19		33

11.70	(2.24)	216,156	1.00		1.00		1.00		1.00		5.02		29

12.53	(2.58)	43,753	1.26	*	1.26	*	1.10	*	1.10	*	4.08	*	83

13.19	14.65	48,830	1.12		1.12		1.10		1.10		4.18		65

12.01	(4.83)	45,060	1.11		1.11		1.10		1.10		3.77		29

13.14	9.76	51,954	1.10		1.10		1.10		1.10		4.79		35

12.58	13.20	45,559	1.10		1.10		1.10		1.10		5.12		33

11.70	(2.34)	32,407	1.10		1.10		1.10		1.10		4.91		29

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	11

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$254,757
Investments in Affiliates	12,815
Financial Derivative Instruments
Exchange-traded or centrally cleared	17
Over the counter	721
Cash	379
Deposits with counterparty	1,692
Foreign currency, at value	459
Receivable for investments sold	2,160
Receivable for TBA investments sold	2,014
Receivable for Portfolio shares sold	40
Interest and/or dividends receivable	3,603
Dividends receivable from Affiliates	6
Total Assets	278,663

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$18,225
Payable for short sales	2,382
Financial Derivative Instruments
Exchange-traded or centrally cleared	65
Over the counter	362
Payable for investments purchased	1,485
Payable for investments in Affiliates purchased	6
Payable for TBA investments purchased	3,065
Deposits from counterparty	648
Payable for Portfolio shares redeemed	84
Accrued investment advisory fees	93
Accrued supervisory and administrative fees	83
Accrued distribution fees	9
Accrued servicing fees	20
Other liabilities	3
Total Liabilities	26,530

Net Assets	$252,133

Net Assets Consist of:

Paid in capital	$265,105
Distributable earnings (accumulated loss)	(12,972)

Net Assets	$252,133

Net Assets:

Institutional Class	$51,449
Class M	776
Administrative Class	156,155
Advisor Class	43,753

Shares Issued and Outstanding:

Institutional Class	4,105
Class M	62
Administrative Class	12,462
Advisor Class	3,492

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.53
Class M	12.53
Administrative Class	12.53
Advisor Class	12.53

Cost of investments in securities	$264,616
Cost of investments in Affiliates	$12,770
Cost of foreign currency held	$477
Proceeds received on short sales	$2,343
Cost or premiums of financial derivative instruments, net	$(92)

* Includes repurchase agreements of:	$2,644

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)

Investment Income:

Interest, net of foreign taxes*	$6,469
Dividends from Investments in Affiliates	99
Total Income	6,568

Expenses:

Investment advisory fees	554
Supervisory and administrative fees	492
Distribution and/or servicing fees - Class M	2
Servicing fees - Administrative Class	116
Distribution and/or servicing fees - Advisor Class	56
Trustee fees	3
Interest expense	196
Total Expenses	1,419
Waiver and/or Reimbursement by PIMCO	(0)
Net Expenses	1,419

Net Investment Income (Loss)	5,149

Net Realized Gain (Loss):

Investments in securities	(2,199)
Investments in Affiliates	(132)
Exchange-traded or centrally cleared financial derivative instruments	1,813
Over the counter financial derivative instruments	850
Short sales	(453)
Foreign currency	(287)

Net Realized Gain (Loss)	(408)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(13,305)
Investments in Affiliates	44
Exchange-traded or centrally cleared financial derivative instruments	942
Over the counter financial derivative instruments	112
Short sales	(49)
Foreign currency assets and liabilities	(30)

Net Change in Unrealized Appreciation (Depreciation)	(12,286)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,545)

* Foreign tax withholdings	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	13

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,149	$11,485
Net realized gain (loss)	(408)	(1,615)
Net change in unrealized appreciation (depreciation)	(12,286)	26,881

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,545)	36,751

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,243)	(2,053)
Class M	(19)	(38)
Administrative Class	(4,004)	(7,746)
Advisor Class	(1,120)	(2,051)

Total Distributions(a)	(6,386)	(11,888)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(2,188)	(11,387)

Total Increase (Decrease) in Net Assets	(16,119)	13,476

Net Assets:

Beginning of period	268,252	254,776
End of period	$252,133	$268,252

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.0%

ALBANIA 0.5%

SOVEREIGN ISSUES 0.5%

Albania Government International Bond
3.500% due 06/16/2027	EUR	1,100	$1,231

Total Albania (Cost $1,238)			1,231

ANGOLA 0.4%

SOVEREIGN ISSUES 0.4%

Angolan Government International Bond
8.250% due 05/09/2028		$200	166
9.125% due 11/26/2049		200	163
9.375% due 05/08/2048		700	572

Total Angola (Cost $1,128)			901

ARGENTINA 1.9%

SOVEREIGN ISSUES 1.9%

Argentina Government International Bond
3.380% due 12/31/2038 ^(c)	EUR	1,600	684
3.750% due 12/31/2038 ^(c)		$4,700	1,865
5.250% due 01/15/2028 ^(c)	EUR	400	171
6.250% due 11/09/2047 ^(c)		270	115
6.875% due 01/11/2048 ^(c)		$2,000	786
7.125% due 07/06/2036 ^(c)		600	236
7.820% due 12/31/2033 ^(c)	EUR	1,596	777

Provincia de Buenos Aires
9.950% due 06/09/2021 ^(c)		$300	125

Provincia de la Rioja
9.750% due 02/24/2025		200	80

Provincia de Neuquen
7.500% due 04/27/2025		160	79

Total Argentina (Cost $8,558)			4,918

ARMENIA 0.1%

SOVEREIGN ISSUES 0.1%

Republic of Armenia International Bond
3.950% due 09/26/2029		$300	291

Total Armenia (Cost $294)			291

AUSTRIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Sappi Papier Holding GmbH
3.125% due 04/15/2026	EUR	200	193

Total Austria (Cost $226)			193

AZERBAIJAN 0.7%

CORPORATE BONDS & NOTES 0.6%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$1,400	1,614

SOVEREIGN ISSUES 0.1%

Azerbaijan Government International Bond
4.750% due 03/18/2024		200	214

Total Azerbaijan (Cost $1,670)			1,828

BAHAMAS 0.4%

SOVEREIGN ISSUES 0.4%

Bahamas Government International Bond
6.000% due 11/21/2028		$1,250	1,106

Total Bahamas (Cost $1,255)			1,106

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BAHRAIN 0.1%

SOVEREIGN ISSUES 0.1%

Bahrain Government International Bond
5.625% due 09/30/2031	$200	$203

Total Bahrain (Cost $210)		203

BELARUS 0.3%

SOVEREIGN ISSUES 0.3%

Republic of Belarus Ministry of Finance
6.378% due 02/24/2031	$800	774

Total Belarus (Cost $800)		774

BRAZIL 4.7%

CORPORATE BONDS & NOTES 3.1%

Banco BTG Pactual S.A.
4.500% due 01/10/2025	$600	589

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028	3,440	3,470

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025	200	196
4.625% due 02/04/2030	200	191

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/30/2020 (e)(g)	623	3

Petrobras Global Finance BV
6.850% due 06/05/2115	600	597
7.250% due 03/17/2044	500	545

Rede D’or Finance SARL
4.500% due 01/22/2030	300	265

Vale Overseas Ltd.
6.250% due 08/10/2026	800	942
6.875% due 11/21/2036	370	485
6.875% due 11/10/2039	350	458

		7,741

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~	1,600	1,608

SOVEREIGN ISSUES 1.0%

Brazil Government International Bond
2.875% due 06/06/2025	1,000	989
3.875% due 06/12/2030	200	193
4.750% due 01/14/2050	1,013	954
5.000% due 01/27/2045	318	306
5.625% due 01/07/2041	50	52

		2,494

Total Brazil (Cost $11,366)		11,843

CAYMAN ISLANDS 2.9%

ASSET-BACKED SECURITIES 0.1%

Garanti Diversified Payment Rights Finance Co.
3.992% due 10/09/2021 «•	$200	199

CORPORATE BONDS & NOTES 2.8%

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (e)	596	422

CK Hutchison International Ltd.
3.375% due 09/06/2049	500	543

Interoceanica Finance Ltd.
0.000% due 11/30/2025 (e)	237	221
0.000% due 05/15/2030 (e)	800	669

KSA Sukuk Ltd.
2.969% due 10/29/2029 (j)	300	316

Lima Metro Line Finance Ltd.
5.875% due 07/05/2034	108	127

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	$75	$64

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	414	124

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	1,397	1,153

Sands China Ltd.
5.125% due 08/08/2025	300	326
5.400% due 08/08/2028	700	775

Tencent Holdings Ltd.
3.240% due 06/03/2050	200	201
3.290% due 06/03/2060	200	203
3.975% due 04/11/2029 (j)	1,800	2,035

		7,179

Total Cayman Islands (Cost $7,165)		7,378

CHILE 3.2%

CORPORATE BONDS & NOTES 2.5%

Banco del Estado de Chile
2.704% due 01/09/2025	$200	206

Banco Santander Chile
2.700% due 01/10/2025	200	206

Corp. Nacional del Cobre de Chile
3.700% due 01/30/2050	300	307
4.250% due 07/17/2042	400	441
4.500% due 09/16/2025	1,000	1,122
4.875% due 11/04/2044	600	718

Embotelladora Andina S.A.
3.950% due 01/21/2050	200	201

Empresa de Transporte de Pasajeros Metro S.A.
3.650% due 05/07/2030	200	216
4.700% due 05/07/2050	300	345

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	700	739

GNL Quintero S.A.
4.634% due 07/31/2029	800	860

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	995	860
4.500% due 08/15/2025	176	91

		6,312

SOVEREIGN ISSUES 0.7%

Chile Government International Bond
2.450% due 01/31/2031	1,800	1,867

Total Chile (Cost $7,802)		8,179

CHINA 1.8%

CORPORATE BONDS & NOTES 1.8%

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027	$250	276

Sinopec Group Overseas Development 2018 Ltd.
2.150% due 05/13/2025	700	719
2.700% due 05/13/2030	600	619

Sinopec Group Overseas Development Ltd.
3.680% due 08/08/2049	300	344
4.375% due 04/10/2024	500	552
4.875% due 05/17/2042	500	645

Three Gorges Finance Cayman Islands Ltd.
3.150% due 06/02/2026	1,000	1,083
3.700% due 06/10/2025	300	330

Total China (Cost $4,143)		4,568

COLOMBIA 2.1%

CORPORATE BONDS & NOTES 0.4%

Ecopetrol S.A.
5.875% due 09/18/2023	$300	322
5.875% due 05/28/2045	400	420

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 09/18/2043		$200	$242

			984

SOVEREIGN ISSUES 1.7%

Colombia Government International Bond
2.625% due 03/15/2023		1,000	1,014
4.500% due 03/15/2029		1,200	1,320
5.000% due 06/15/2045 (j)		1,300	1,465
5.200% due 05/15/2049		200	235
8.125% due 05/21/2024		300	360

			4,394

Total Colombia (Cost $4,816)			5,378

COSTA RICA 0.3%

SOVEREIGN ISSUES 0.3%

Costa Rica Government International Bond
4.250% due 01/26/2023		$400	380
5.625% due 04/30/2043		400	300

Total Costa Rica (Cost $800)			680

CROATIA 0.2%

SOVEREIGN ISSUES 0.2%

Croatia Government International Bond
1.500% due 06/17/2031	EUR	500	562

Total Croatia (Cost $558)			562

DOMINICAN REPUBLIC 2.0%

SOVEREIGN ISSUES 2.0%

Dominican Republic International Bond
5.500% due 01/27/2025		$300	305
5.950% due 01/25/2027		400	404
6.000% due 07/19/2028		1,600	1,615
6.400% due 06/05/2049		1,000	920
6.500% due 02/15/2048		500	464
6.850% due 01/27/2045		400	385
6.875% due 01/29/2026		500	526
10.750% due 08/11/2028	DOP	27,200	461
10.875% due 01/14/2026		4,300	74

Total Dominican Republic (Cost $5,414)			5,154

ECUADOR 0.7%

SOVEREIGN ISSUES 0.7%

Ecuador Government International Bond
7.775% due 01/23/2028 ^(c)		$1,400	581
7.775% due 01/23/2028 ^		700	291
9.500% due 03/27/2030 ^(c)		800	343
9.625% due 06/02/2027 ^(c)		400	171
10.650% due 01/31/2029 ^(c)		800	332

Total Ecuador (Cost $3,454)			1,718

EGYPT 1.8%

SOVEREIGN ISSUES 1.8%

Egypt Government International Bond
4.750% due 04/11/2025	EUR	400	437
5.577% due 02/21/2023		$1,000	1,025
6.375% due 04/11/2031	EUR	200	208
7.053% due 01/15/2032		$400	381
7.625% due 05/29/2032		1,200	1,174
7.903% due 02/21/2048		400	372
8.500% due 01/31/2047		700	687
8.700% due 03/01/2049		200	197

Total Egypt (Cost $4,612)			4,481

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EL SALVADOR 0.3%

SOVEREIGN ISSUES 0.3%

El Salvador Government International Bond
5.875% due 01/30/2025	$200	$176
7.125% due 01/20/2050	600	491
7.650% due 06/15/2035	145	127

Total El Salvador (Cost $952)		794

GERMANY 0.4%

CORPORATE BONDS & NOTES 0.4%

Deutsche Bank AG
1.576% (US0003M + 1.190%) due 11/16/2022 ~	$300	290
3.950% due 02/27/2023	400	416
5.000% due 02/14/2022	200	209

Total Germany (Cost $872)		915

GHANA 1.2%

SOVEREIGN ISSUES 1.2%

Ghana Government International Bond
6.375% due 02/11/2027	$600	564
7.875% due 03/26/2027	300	298
8.125% due 03/26/2032	1,100	1,038
8.750% due 03/11/2061	900	817
8.950% due 03/26/2051	300	276

Total Ghana (Cost $3,191)		2,993

GUATEMALA 0.8%

SOVEREIGN ISSUES 0.8%

Guatemala Government International Bond
4.375% due 06/05/2027	$300	312
4.875% due 02/13/2028	410	439
6.125% due 06/01/2050	1,000	1,161

Total Guatemala (Cost $1,694)		1,912

HONG KONG 0.6%

CORPORATE BONDS & NOTES 0.6%

CNOOC Finance ULC
4.250% due 04/30/2024 (j)	$1,400	1,544

Total Hong Kong (Cost $1,414)		1,544

HUNGARY 0.2%

SOVEREIGN ISSUES 0.2%

MFB Magyar Fejlesztesi Bank Zrt
6.250% due 10/21/2020	$500	508

Total Hungary (Cost $500)		508

INDIA 1.4%

CORPORATE BONDS & NOTES 0.8%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030	$500	467

Adani Transmission Ltd.
4.250% due 05/21/2036	199	192

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030	200	199
3.950% due 02/13/2050	200	188

Muthoot Finance Ltd.
4.400% due 09/02/2023	300	288

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023	700	618

		1,952

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.6%

Export-Import Bank of India
3.250% due 01/15/2030		$500	$496
3.375% due 08/05/2026		700	723
3.875% due 03/12/2024		200	211

			1,430

Total India (Cost $3,500)			3,382

INDONESIA 8.7%

CORPORATE BONDS & NOTES 3.7%

Indonesia Asahan Aluminium Persero PT
5.450% due 05/15/2030		$800	894

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		800	836
4.875% due 10/01/2024		500	536

Pelabuhan Indonesia PT
4.250% due 05/05/2025		400	423

Pertamina Persero PT
4.175% due 01/21/2050		400	404
4.875% due 05/03/2022		500	525
6.000% due 05/03/2042		1,500	1,793
6.450% due 05/30/2044		2,100	2,699

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.000% due 06/30/2050		800	782
4.125% due 05/15/2027		200	211
4.375% due 02/05/2050		200	206

			9,309

SOVEREIGN ISSUES 5.0%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	700	819
3.375% due 04/15/2023		$2,000	2,086
3.375% due 07/30/2025	EUR	100	122
4.350% due 01/11/2048		$700	791
4.450% due 02/11/2024 (j)		1,100	1,196
4.450% due 04/15/2070		600	693
4.750% due 01/08/2026		1,200	1,354
5.125% due 01/15/2045		200	246
5.250% due 01/17/2042		400	496
5.250% due 01/08/2047		600	753
6.625% due 02/17/2037		900	1,235
6.750% due 01/15/2044		300	440
7.750% due 01/17/2038		100	151

Perusahaan Penerbit SBSN Indonesia
2.800% due 06/23/2030		200	200
4.400% due 03/01/2028 (j)		700	779
4.450% due 02/20/2029 (j)		1,200	1,347

			12,708

Total Indonesia (Cost $19,628)			22,017

IRELAND 1.4%

CORPORATE BONDS & NOTES 1.4%

Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		$3,100	3,448

Total Ireland (Cost $3,169)			3,448

ISRAEL 0.2%

SOVEREIGN ISSUES 0.2%

Israel Government International Bond
3.375% due 01/15/2050		$400	440

Total Israel (Cost $390)			440

IVORY COAST 0.2%

SOVEREIGN ISSUES 0.2%

Ivory Coast Government International Bond
5.250% due 03/22/2030	EUR	600	630

Total Ivory Coast (Cost $717)			630

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAMAICA 0.1%

CORPORATE BONDS & NOTES 0.1%

TransJamaican Highway Ltd.
5.750% due 10/10/2036	$200	$193

Total Jamaica (Cost $200)		193

JERSEY, CHANNEL ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%

ARTS Ltd.
2.093% due 09/15/2021 «•	$154	152

Total Jersey, Channel Islands (Cost $153)		152

JORDAN 0.9%

SOVEREIGN ISSUES 0.9%

Jordan Government International Bond
5.750% due 01/31/2027	$1,000	1,040
5.850% due 07/07/2030 (a)	900	900
6.125% due 01/29/2026	300	317

Total Jordan (Cost $2,201)		2,257

KAZAKHSTAN 1.4%

CORPORATE BONDS & NOTES 1.1%

KazMunayGas National Co. JSC
4.750% due 04/24/2025	$1,700	1,833
4.750% due 04/19/2027	400	435
5.750% due 04/19/2047	400	468

		2,736

SOVEREIGN ISSUES 0.3%

Kazakhstan Government International Bond
4.875% due 10/14/2044	600	764

Total Kazakhstan (Cost $3,102)		3,500

KENYA 0.2%

SOVEREIGN ISSUES 0.2%

Kenya Government International Bond
7.250% due 02/28/2028	$600	595

Total Kenya (Cost $594)		595

LUXEMBOURG 4.3%

CORPORATE BONDS & NOTES 4.3%

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)	$845	228

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	1,600	1,671
6.000% due 11/27/2023	300	334

Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022	700	739
5.150% due 02/11/2026	1,700	1,891
5.999% due 01/23/2021	2,000	2,053
6.510% due 03/07/2022	750	806

Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021	200	208
6.125% due 02/07/2022	2,200	2,341

Unigel Luxembourg S.A.
8.750% due 10/01/2026	600	486

Total Luxembourg (Cost $10,644)		10,757

MALAYSIA 0.6%

CORPORATE BONDS & NOTES 0.6%

Petronas Capital Ltd.
4.550% due 04/21/2050	$600	764

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.800% due 04/21/2060		$500	$689

Total Malaysia (Cost $1,100)			1,453

MAURITIUS 0.2%

CORPORATE BONDS & NOTES 0.2%

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		$500	495

Total Mauritius (Cost $500)			495

		SHARES
MEXICO 7.9%

COMMON STOCKS 0.0%

Desarrolladora Homex S.A.B. de C.V. (d)		17,978	0

Hipotecaria Su Casita S.A. «(d)		5,259	0

Urbi Desarrollos Urbanos S.A.B. de C.V. (d)		95	0

			0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 5.1%

America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	265

Banco Mercantil del Norte S.A.
7.500% due 06/27/2029 •(g)(h)		$200	188

Cibanco S.A. Ibm
4.962% due 07/18/2029		400	392

Minera Mexico S.A. de C.V.
4.500% due 01/26/2050		400	400

Petroleos Mexicanos
4.750% due 02/26/2029	EUR	100	95
5.350% due 02/12/2028		$500	421
5.950% due 01/28/2031		500	413
6.350% due 02/12/2048		1,336	994
6.625% due 06/15/2038		700	548
6.750% due 09/21/2047		760	586
6.840% due 01/23/2030		600	527
6.950% due 01/28/2060 (j)		2,150	1,656
6.950% due 01/28/2060		1,200	924
7.690% due 01/23/2050		5,454	4,531

Trust Fibra Uno
4.869% due 01/15/2030		400	404
6.390% due 01/15/2050		400	422

			12,766

SOVEREIGN ISSUES 2.8%

Mexico Government International Bond
3.250% due 04/16/2030		400	397
4.000% due 03/15/2115	EUR	1,000	1,058
4.500% due 01/31/2050 (j)		$1,892	1,951
4.600% due 01/23/2046		1,108	1,148
4.600% due 02/10/2048		200	208
4.750% due 04/27/2032		600	663
5.000% due 04/27/2051		900	973
5.750% due 10/12/2110		700	778

			7,176

Total Mexico (Cost $23,198)			19,942

MONGOLIA 0.5%

SOVEREIGN ISSUES 0.5%

Mongolia Government International Bond
5.125% due 12/05/2022		$530	530
5.625% due 05/01/2023		700	703

Total Mongolia (Cost $1,229)			1,233

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MOROCCO 0.1%

CORPORATE BONDS & NOTES 0.1%

OCP S.A.
5.625% due 04/25/2024	$300	$324

Total Morocco (Cost $307)		324

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%

Namibia Government International Bond
5.250% due 10/29/2025	$300	306

Total Namibia (Cost $298)		306

NETHERLANDS 1.0%

CORPORATE BONDS & NOTES 1.0%

Kazakhstan Temir Zholy Finance BV
6.950% due 07/10/2042	$500	666

Metinvest BV
7.750% due 04/23/2023	200	199
7.750% due 10/17/2029	700	658
8.500% due 04/23/2026	400	393

Mong Duong Finance Holdings BV
5.125% due 05/07/2029	400	404

Prosus NV
3.680% due 01/21/2030	200	210

Total Netherlands (Cost $2,483)		2,530

NIGERIA 1.1%

SOVEREIGN ISSUES 1.1%

Nigeria Government International Bond
6.500% due 11/28/2027	$1,400	1,337
7.143% due 02/23/2030	200	187
7.875% due 02/16/2032	1,300	1,230

Total Nigeria (Cost $2,911)		2,754

OMAN 1.5%

SOVEREIGN ISSUES 1.5%

Oman Government International Bond
5.625% due 01/17/2028	$2,400	2,248
6.000% due 08/01/2029	1,000	935
6.500% due 03/08/2047	700	608

Total Oman (Cost $3,992)		3,791

PAKISTAN 0.4%

CORPORATE BONDS & NOTES 0.2%

Third Pakistan International Sukuk Co. Ltd.
5.500% due 10/13/2021	$200	196
5.625% due 12/05/2022	200	195

		391

SOVEREIGN ISSUES 0.2%

Pakistan Government International Bond
6.875% due 12/05/2027	400	395

Total Pakistan (Cost $788)		786

PANAMA 1.8%

CORPORATE BONDS & NOTES 0.3%

Aeropuerto Internacional de Tocumen S.A.
6.000% due 11/18/2048	$697	766

SOVEREIGN ISSUES 1.5%

Panama Government International Bond
4.300% due 04/29/2053	700	839

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 04/01/2056		$1,500	$1,847
8.875% due 09/30/2027		700	996

			3,682

Total Panama (Cost $3,772)			4,448

PARAGUAY 0.6%

SOVEREIGN ISSUES 0.6%

Paraguay Government International Bond
4.950% due 04/28/2031		$200	224
5.400% due 03/30/2050		600	697
6.100% due 08/11/2044		400	494

Total Paraguay (Cost $1,292)			1,415

PERU 1.9%

CORPORATE BONDS & NOTES 0.5%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,800	523

Petroleos del Peru S.A.
4.750% due 06/19/2032		$400	445
5.625% due 06/19/2047		300	353

			1,321

SOVEREIGN ISSUES 1.4%

Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		200	206

Peru Government International Bond
2.392% due 01/23/2026		400	416
2.783% due 01/23/2031		400	427
2.844% due 06/20/2030		200	215
5.350% due 08/12/2040	PEN	3,700	1,050
6.350% due 08/12/2028		1,700	569
8.750% due 11/21/2033		$400	669

			3,552

Total Peru (Cost $4,602)			4,873

PHILIPPINES 0.8%

CORPORATE BONDS & NOTES 0.4%

Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024		$900	1,109

SOVEREIGN ISSUES 0.4%

Philippines Government International Bond
2.950% due 05/05/2045		900	938

Total Philippines (Cost $1,949)			2,047

POLAND 0.1%

SOVEREIGN ISSUES 0.1%

Poland Government International Bond
3.250% due 04/06/2026		$200	225

Total Poland (Cost $199)			225

QATAR 3.5%

CORPORATE BONDS & NOTES 0.2%

Nakilat, Inc.
6.067% due 12/31/2033		$100	123

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		350	407

			530

SOVEREIGN ISSUES 3.3%

Qatar Government International Bond
3.375% due 03/14/2024 (j)		800	858
3.750% due 04/16/2030 (j)		1,100	1,255

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 03/14/2029 (j)		$1,600	$1,844
4.400% due 04/16/2050		800	992
4.817% due 03/14/2049		1,600	2,110
5.103% due 04/23/2048		900	1,227

			8,286

Total Qatar (Cost $7,236)			8,816

ROMANIA 0.8%

SOVEREIGN ISSUES 0.8%

Romania Government International Bond
2.124% due 07/16/2031	EUR	1,400	1,500
3.500% due 04/03/2034		100	118
3.624% due 05/26/2030		300	365

Total Romania (Cost $2,009)			1,983

RUSSIA 3.6%

CORPORATE BONDS & NOTES 0.3%

SCF Capital Designated Activity Co.
5.375% due 06/16/2023		$800	$859

SOVEREIGN ISSUES 3.3%

Russia Government International Bond
4.250% due 06/23/2027		1,200	1,344
5.625% due 04/04/2042		1,900	2,584
6.000% due 10/06/2027	RUB	86,400	1,250
7.250% due 05/10/2034		86,800	1,353
7.650% due 04/10/2030		113,900	1,814
7.700% due 03/23/2033		4,000	64

			8,409

Total Russia (Cost $8,737)			9,268

SAUDI ARABIA 3.3%

SOVEREIGN ISSUES 3.3%

Saudi Government International Bond
3.250% due 10/26/2026		$200	216
3.625% due 03/04/2028		1,500	1,652
3.750% due 01/21/2055		1,200	1,226
4.000% due 04/17/2025		1,000	1,111
4.375% due 04/16/2029 (j)		1,400	1,631
4.500% due 10/26/2046		1,200	1,384
4.500% due 04/22/2060		900	1,037

Total Saudi Arabia (Cost $7,535)			8,257

SENEGAL 0.3%

SOVEREIGN ISSUES 0.3%

Senegal Government International Bond
4.750% due 03/13/2028	EUR	100	109
6.250% due 05/23/2033		$500	511
6.750% due 03/13/2048		200	194

Total Senegal (Cost $824)			814

SERBIA 1.0%

SOVEREIGN ISSUES 1.0%

Serbia Government International Bond
1.500% due 06/26/2029	EUR	1,900	2,004
3.125% due 05/15/2027		400	471

Total Serbia (Cost $2,552)			2,475

SINGAPORE 0.5%

CORPORATE BONDS & NOTES 0.5%

BOC Aviation Ltd.
2.750% due 09/18/2022		$900	907

Flex Ltd.
4.875% due 06/15/2029		100	110

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Medco Bell Pte Ltd.
6.375% due 01/30/2027	$300	$257

Total Singapore (Cost $1,301)		1,274

SOUTH AFRICA 2.4%

CORPORATE BONDS & NOTES 1.0%

AngloGold Ashanti Holdings PLC
6.500% due 04/15/2040	$100	115

Eskom Holdings SOC Ltd.
5.750% due 01/26/2021	800	764
6.350% due 08/10/2028	500	503
7.125% due 02/11/2025	500	465

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023	500	495

Prosus NV
5.500% due 07/21/2025	200	227

		2,569

SOVEREIGN ISSUES 1.4%

South Africa Government International Bond
4.850% due 09/30/2029	1,100	1,045
5.000% due 10/12/2046	300	248
5.750% due 09/30/2049	1,400	1,221
5.875% due 06/22/2030	1,000	1,020

		3,534

Total South Africa (Cost $6,410)		6,103

SRI LANKA 0.8%

SOVEREIGN ISSUES 0.8%

Sri Lanka Government International Bond
6.125% due 06/03/2025	$700	473
6.250% due 07/27/2021	368	316
6.825% due 07/18/2026	700	466
6.850% due 11/03/2025	800	540
7.850% due 03/14/2029	300	198

Total Sri Lanka (Cost $2,642)		1,993

TANZANIA 0.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

The Ministry of Finance and Planning, Government of the United Republic of Tanzania
5.615% (LIBOR03M + 5.200%) due 06/23/2022 «~	$457	458

Total Tanzania (Cost $456)		458

THAILAND 0.4%

CORPORATE BONDS & NOTES 0.4%

Bangkok Bank PCL
3.733% due 09/25/2034 •(h)	$900	862

Thaioil Treasury Center Co. Ltd.
5.375% due 11/20/2048	200	252

Total Thailand (Cost $1,098)		1,114

TRINIDAD AND TOBAGO 0.0%

CORPORATE BONDS & NOTES 0.0%

Trinidad Petroleum Holdings Ltd.
6.000% due 05/08/2022	$117	116

Total Trinidad and Tobago (Cost $115)		116

TURKEY 4.8%

CORPORATE BONDS & NOTES 0.3%

Hazine Mustesarligi Varlik Kiralama A/S
5.004% due 04/06/2023	$200	199

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		$276	$206

Turkiye Is Bankasi A/S
6.125% due 04/25/2024		200	195

Yapi ve Kredi Bankasi A/S
5.850% due 06/21/2024		200	194

			794

SOVEREIGN ISSUES 4.5%

Turkey Government International Bond
4.875% due 04/16/2043		1,100	852
5.125% due 02/17/2028		1,500	1,383
5.750% due 05/11/2047		1,000	820
6.000% due 03/25/2027		2,100	2,055
6.000% due 01/14/2041		600	520
6.125% due 10/24/2028		800	779
6.750% due 05/30/2040		1,200	1,134
6.875% due 03/17/2036		1,600	1,562
7.250% due 03/05/2038		700	703

Turkiye Ihracat Kredi Bankasi A/S
4.250% due 09/18/2022		500	482
5.375% due 10/24/2023		200	194
8.250% due 01/24/2024		800	837

			11,321

Total Turkey (Cost $13,339)			12,115

UKRAINE 3.3%

SOVEREIGN ISSUES 3.3%

Ukraine Government International Bond
0.000% due 05/31/2040 ~		$1,600	1,485
4.375% due 01/27/2030	EUR	200	194
6.750% due 06/20/2026		200	230
7.375% due 09/25/2032		$300	302
7.750% due 09/01/2021		2,900	2,998
7.750% due 09/01/2022		1,300	1,358
7.750% due 09/01/2023		700	736
7.750% due 09/01/2024		900	941

Total Ukraine (Cost $7,647)			8,244

UNITED ARAB EMIRATES 3.4%

CORPORATE BONDS & NOTES 0.3%

DP World PLC
6.850% due 07/02/2037		$600	734

SOVEREIGN ISSUES 3.1%

Emirate of Abu Dhabi Government International Bond
2.500% due 04/16/2025		1,000	1,056
3.125% due 04/16/2030		3,200	3,534
3.125% due 09/30/2049		1,000	1,043
3.875% due 04/16/2050 (j)		1,900	2,253

			7,886

Total United Arab Emirates (Cost $8,029)			8,620

UNITED KINGDOM 0.2%

CORPORATE BONDS & NOTES 0.2%

Barclays PLC
3.250% due 02/12/2027	GBP	100	132

HSBC Holdings PLC
4.041% due 03/13/2028 •		$200	221

Royal Bank of Scotland Group PLC
6.000% due 12/19/2023		200	224

State Savings Bank of Ukraine Via SSB PLC
9.375% due 03/10/2023 þ		60	62

Total United Kingdom (Cost $627)			639

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 4.2%

ASSET-BACKED SECURITIES 1.5%

Countrywide Asset-Backed Certificates Trust
0.425% due 02/25/2037 •	$805	$758
0.935% due 11/25/2035 •	380	363

Credit-Based Asset Servicing & Securitization Trust
3.403% due 01/25/2037 ^þ	672	284

Morgan Stanley ABS Capital, Inc. Trust
0.950% due 01/25/2035 •	69	64
0.980% due 03/25/2034 •	594	574

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.705% due 09/25/2035 •	500	408

Soundview Home Loan Trust
1.085% due 10/25/2037 •	175	146

Wells Fargo Home Equity Asset-Backed Securities Trust
0.505% due 03/25/2037 •	1,500	1,280

		3,877

CORPORATE BONDS & NOTES 1.2%

Ford Motor Credit Co. LLC
3.550% due 10/07/2022	300	292

Rio Oil Finance Trust
8.200% due 04/06/2028	500	504
9.250% due 07/06/2024	1,015	1,040
9.750% due 01/06/2027	790	821

Rutas 2 and 7 Finance Ltd.
0.000% due 09/30/2036 (e)	500	328

		2,985

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.0%

American Home Mortgage Investment Trust
2.015% due 09/25/2045 •	2	2

Banc of America Mortgage Trust
3.756% due 02/25/2036 ^~	1	1

BCAP LLC Trust
3.209% due 05/26/2037 ~	885	831

Bear Stearns Adjustable Rate Mortgage Trust
3.737% due 01/25/2035 ~	1	1
3.847% due 05/25/2047 ^~	12	11

Citigroup Mortgage Loan Trust
2.546% due 08/25/2035 ~	8	8
3.934% due 09/25/2037 ^~	25	24

CitiMortgage Alternative Loan Trust
0.835% due 10/25/2036 •	136	107

Countrywide Alternative Loan Trust
0.535% due 05/25/2036 ^•	153	65

GSR Mortgage Loan Trust
3.852% due 01/25/2036 ^~	4	4

IndyMac Mortgage Loan Trust
0.365% due 02/25/2037 •	226	208
0.825% due 07/25/2045 •	128	112
3.633% due 11/25/2037 ~	126	117

Lehman XS Trust
0.375% due 09/25/2046 •	170	167
0.435% due 08/25/2037 •	391	365

Morgan Stanley Mortgage Loan Trust
3.226% due 06/25/2036 ~	1	2

SunTrust Adjustable Rate Mortgage Loan Trust
4.034% due 10/25/2037 ^~	96	86

WaMu Mortgage Pass-Through Certificates Trust
3.592% due 02/25/2037 ^~	18	17
3.692% due 03/25/2036 ~	207	191

Washington Mutual Mortgage Pass-Through Certificates Trust
2.254% due 02/25/2047 ^•	214	182

		2,501

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.5%

Freddie Mac
3.784% due 03/01/2036 •	$13	$13

Uniform Mortgage-Backed Security
4.000% due 07/01/2048	134	142

Uniform Mortgage-Backed Security, TBA
3.500% due 08/01/2050	1,000	1,052

		1,207

Total United States (Cost $10,426)		10,570

URUGUAY 1.1%

SOVEREIGN ISSUES 1.1%

Uruguay Government International Bond
4.975% due 04/20/2055	$500	643
5.100% due 06/18/2050	1,700	2,200

Total Uruguay (Cost $2,204)		2,843

VENEZUELA 0.3%

CORPORATE BONDS & NOTES 0.1%

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(c)	$3,750	109
5.500% due 04/12/2037 ^(c)	4,350	126
6.000% due 05/16/2024 ^(c)	380	11
6.000% due 11/15/2026 ^(c)	1,200	35

		281

SOVEREIGN ISSUES 0.2%

Venezuela Government International Bond
7.000% due 03/31/2038 ^(c)	300	19
7.650% due 04/21/2025 ^(c)	630	39
8.250% due 10/13/2024 ^(c)	3,850	241
9.000% due 05/07/2023 ^(c)	800	50
9.250% due 09/15/2027 ^(c)	1,190	74
9.375% due 01/13/2034 ^(c)	40	2
11.950% due 08/05/2031 ^(c)	490	31

		456

Total Venezuela (Cost $9,865)		737

VIRGIN ISLANDS (BRITISH) 0.2%

CORPORATE BONDS & NOTES 0.2%

Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020	$390	391

Total Virgin Islands (British) (Cost $390)		391

ZAMBIA 0.3%

SOVEREIGN ISSUES 0.3%

Zambia Government International Bond
5.375% due 09/20/2022	$500	267
8.500% due 04/14/2024	400	215
8.970% due 07/30/2027	400	212

Total Zambia (Cost $936)		694

SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (i) 1.0%
		2,644

U.S. TREASURY BILLS 0.2%
0.106% due 07/21/2020 (e)(f)	$544	544

Total Short-Term Instruments (Cost $3,188)		3,188

Total Investments in Securities (Cost $264,616)		254,757

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.1%

SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%

PIMCO Short-Term Floating NAV Portfolio III	1,299,865	$12,815

Total Short-Term Instruments (Cost $12,770)		12,815

Total Investments in Affiliates (Cost $12,770)		12,815

Total Investments 106.1% (Cost $277,386)		$267,572

Financial Derivative Instruments (k)(l) 0.1% (Cost or Premiums, net $(92))		311

Other Assets and Liabilities, net (6.2)%		(15,750)

Net Assets 100.0%		$252,133

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.080%	06/24/2020	07/01/2020	$2,353	U.S. Treasury Bonds 3.375% due 11/15/2048	$(1,621)	$2,353	$2,353
					U.S. Treasury Notes 2.375% due 02/29/2024	(761)
FICC	0.000	06/30/2020	07/01/2020	291	U.S. Treasury Notes 1.750% due 05/31/2022	(297)	291	291

Total Repurchase Agreements						$(2,679)	$2,644	$2,644

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	0.650%	06/15/2020	07/20/2020		$(6,207)	$(6,209)
	0.950	05/14/2020	07/15/2020		(852)	(853)
BRC	2.000	04/02/2020	TBD	(3)	(915)	(920)
	2.250	03/25/2020	TBD	(3)	(1,020)	(1,026)
CFR	1.250	05/05/2020	TBD	(3)	(276)	(277)
	1.250	05/15/2020	TBD	(3)	(1,837)	(1,840)
	1.500	05/05/2020	TBD	(3)	(1,410)	(1,413)
FOB	1.250	05/15/2020	TBD	(3)	(1,364)	(1,366)
JML	1.100	06/22/2020	07/08/2020		(2,749)	(2,749)
SCX	0.500	06/17/2020	07/17/2020		(1,572)	(1,572)

Total Reverse Repurchase Agreements						$(18,225)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
United States (0.9)%
U.S. Treasury Obligations (0.9)%
U.S. Treasury Bonds	3.375%	11/15/2048	$1,100	$(1,589)	$(1,621)
U.S. Treasury Notes	2.375	02/29/2024	700	(754)	(761)

Total Short Sales (0.9)%				$(2,343)	$(2,382)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$2,353	$0	$0	$0	$2,353	$(2,382)	$(29)
BPS	0	(7,062)	0	0	(7,062)	7,501	439
BRC	0	(1,946)	0	0	(1,946)	2,500	554
CFR	0	(3,530)	0	0	(3,530)	3,982	452
FICC	291	0	0	0	291	(297)	(6)
FOB	0	(1,366)	0	0	(1,366)	1,544	178
JML	0	(2,749)	0	0	(2,749)	3,071	322
SCX	0	(1,572)	0	0	(1,572)	1,730	158

Master Securities Forward Transaction Agreement
BPG	0	0	0	(761)	(761)	0	(761)
TDL	0	0	0	(1,621)	(1,621)	0	(1,621)

Total Borrowings and Other Financing Transactions	$2,644	$(18,225)	$0	$(2,382)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(5,429)	$(5,429)
Sovereign Issues	0	(11,383)	0	(1,413)	(12,796)

Total Borrowings	$0	$(11,383)	$0	$(6,842)	$(18,225)

Payable for reverse repurchase agreements					$(18,225)

(j)	Securities with an aggregate market value of $20,606 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(20,048) at a weighted average interest rate of 1.876%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	21

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $10 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2020	122	$15,341	$35	$0	$(4)
U.S. Treasury 10-Year Note September Futures	09/2020	27	3,758	16	0	(4)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2020	26	5,672	29	1	(27)

				$80	$1	$(35)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond September Futures	09/2020	52	$(10,313)	$(88)	$11	$0

Total Futures Contracts				$(8)	$12	$(35)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	1.476%	$100	$(7)	$5	$(2)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-33 5-Year Index	(1.000)%	Quarterly	06/20/2025	$9,690	$617	$(165)	$452	$0	$(16)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	Semi-Annual	06/21/2027	$	5,700	$(495)	$906	$411	$0	$(6)
Receive(6)	6-Month EUR-EURIBOR	0.150	Annual	12/15/2025	EUR	1,100	(8)	(5)	(13)	0	(1)
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	12/15/2030		900	(39)	(5)	(44)	0	(1)
Pay	28-Day MXN-TIIE	6.100	Lunar	02/26/2025	MXN	43,600	0	107	107	3	0
Pay	28-Day MXN-TIIE	6.100	Lunar	02/28/2025		23,200	0	57	57	2	0
Receive	28-Day MXN-TIIE	5.470	Lunar	04/21/2025		11,300	0	(14)	(14)	0	(1)
Receive	28-Day MXN-TIIE	5.615	Lunar	04/23/2025		44,500	0	(69)	(69)	0	(4)
Receive	28-Day MXN-TIIE	5.520	Lunar	04/24/2025		11,200	0	(15)	(15)	0	(1)
Receive	28-Day MXN-TIIE	5.530	Lunar	04/24/2025		2,300	0	(3)	(3)	0	0

							$(542)	$959	$417	$5	$(14)

Total Swap Agreements							$68	$799	$867	$5	$(30)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$12	$5	$17	$0	$(35)	$(30)	$(65)

Cash of $1,692 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2020	RUB	30,855		$445	$13	$0

BPS	07/2020	BRL	1,527		279	0	(2)
	07/2020	EUR	1,775		1,988	2	(8)
	07/2020	JPY	276,300		2,577	18	0
	07/2020	RUB	190,697		2,758	83	0
	07/2020		$285	BRL	1,527	0	(4)
	07/2020		159	EUR	142	0	0
	08/2020		2,578	JPY	276,300	0	(18)

CBK	07/2020	EUR	109		$122	0	0
	07/2020	PEN	12,804		3,712	98	0
	09/2020		$2,248	PEN	7,618	0	(100)

DUB	07/2020	BRL	819		$149	0	(1)
	07/2020		$155	BRL	819	0	(5)
	08/2020	BRL	819		$155	5	0

GLM	07/2020	MXN	3,995		160	0	(13)
	09/2020	DOP	5,624		95	0	0

HUS	07/2020	BRL	2,345		462	31	0
	07/2020	EUR	369		414	0	0
	07/2020	GBP	119		148	0	0
	07/2020	PEN	1,238		360	11	0
	07/2020		$428	BRL	2,345	3	0
	07/2020		1,158	EUR	1,036	6	0
	09/2020	NGN	231,750		$600	23	0
	09/2020		$640	NGN	247,968	0	(22)

JPM	07/2020	RUB	54,553		$779	16	0

SCX	07/2020	EUR	9,543		10,622	0	(100)
	08/2020	AUD	3,713		2,556	0	(7)
	08/2020	EUR	10,618		11,934	0	(4)

UAG	07/2020	RUB	54,556		780	15	0
	07/2020		$2,584	JPY	276,300	0	(25)

Total Forward Foreign Currency Contracts						$324	$(309)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	23

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	800	$(10)	$0

DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	700	(7)	0

Total Written Options						$(17)	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
CBK	Turkey Government International Bond	(1.000)%	Quarterly	09/20/2020	2.768%	$300	$26	$(25)	$1	$0

GST	Turkey Government International Bond	(1.000)	Quarterly	09/20/2020	2.768	100	9	(9)	0	0
	Turkey Government International Bond	(1.000)	Quarterly	12/20/2024	4.806	1,700	212	43	255	0

HUS	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	1.835	100	0	4	4	0
	Turkey Government International Bond	(1.000)	Quarterly	12/20/2024	4.806	200	12	18	30	0

JPM	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	1.835	200	0	7	7	0

							$259	$38	$297	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	09/20/2020	0.371%	$300	$(16)	$17	$1	$0
	Huarong Finance Co. Ltd.	1.000	Quarterly	10/23/2020	0.392	200	0	1	1	0
	Indonesia Government International Bond	1.000	Quarterly	09/20/2020	0.361	400	(25)	26	1	0
	Peru Government International Bond	1.000	Quarterly	09/20/2020	0.175	200	(8)	8	0	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.889	1,500	21	(14)	7	0

BPS	Indonesia Government International Bond	1.000	Quarterly	12/20/2021	0.522	500	(15)	19	4	0

BRC	Chile Government International Bond	1.000	Quarterly	12/20/2021	0.328	3,000	41	(10)	31	0
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.371	400	(23)	24	1	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	1.008	100	(14)	14	0	0
	Nigeria Government International Bond	5.000	Quarterly	12/20/2021	5.732	400	22	(26)	0	(4)
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.991	500	5	(5)	0	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	2.038	500	(36)	29	0	(7)

CBK	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	1.008	300	(41)	41	0	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.991	1,900	(64)	65	1	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2020	1.373	400	2	(3)	0	(1)

FBF	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.371	200	(11)	11	0	0
	Egypt Government International Bond	1.000	Quarterly	12/20/2021	3.087	700	(60)	39	0	(21)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2021	0.393	2,900	(188)	206	18	0

GST	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.371	200	0	0	0	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	1.008	100	(14)	14	0	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.444	100	(1)	(1)	0	(2)
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.991	300	3	(3)	0	0

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.191	400	(6)	4	0	(2)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.289	200	(3)	1	0	(2)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.889	4,100	43	(24)	19	0

JPM	Indonesia Government International Bond	1.000	Quarterly	09/20/2020	0.361	300	(19)	20	1	0
	Israel Government International Bond	1.000	Quarterly	06/20/2024	0.463	400	10	(2)	8	0

MYC	Indonesia Government International Bond	1.000	Quarterly	06/20/2024	1.061	1,700	(3)	(1)	0	(4)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.444	500	(3)	(7)	0	(10)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.889	1,400	8	(2)	6	0

UAG	Indonesia Government International Bond	1.000	Quarterly	06/20/2021	0.393	100	(7)	8	1	0

							$(402)	$449	$100	$(53)

Total Swap Agreements							$(143)	$487	$397	$(53)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(7)
BOA	$13	$0	$10	$23	$0	$0	$0	$0	$23	$0	$23
BPS	103	0	4	107	(32)	0	0	(32)	75	0	75
BRC	0	0	32	32	0	0	(11)	(11)	21	0	21
CBK	98	0	2	100	(100)	0	(1)	(101)	(1)	0	(1)
DUB	5	0	0	5	(6)	0	0	(6)	(1)	(10)	(11)
FBF	0	0	18	18	0	0	(21)	(21)	(3)	0	(3)
GLM	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)
GST	0	0	255	255	0	0	(2)	(2)	253	(360)	(107)
HUS	74	0	53	127	(22)	0	(4)	(26)	101	0	101
JPM	16	0	16	32	0	0	0	0	32	0	32
MYC	0	0	6	6	0	0	(14)	(14)	(8)	0	(8)
SCX	0	0	0	0	(111)	0	0	(111)	(111)	0	(111)
UAG	15	0	1	16	(25)	0	0	(25)	(9)	0	(9)

Total Over the Counter	$324	$0	$397	$721	$(309)	$0	$(53)	$(362)

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$12	$12
Swap Agreements	0	0	0	0	5	5

	$0	$0	$0	$0	$17	$17

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$324	$0	$324
Swap Agreements	0	397	0	0	0	397

	$0	$397	$0	$324	$0	$721

	$0	$397	$0	$324	$17	$738

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	25

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$35	$35
Swap Agreements	0	16	0	0	14	30

	$0	$16	$0	$0	$49	$65

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$309	$0	$309
Swap Agreements	0	53	0	0	0	53

	$0	$53	$0	$309	$0	$362

	$0	$69	$0	$309	$49	$427

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,835	$1,835
Swap Agreements	0	134	0	0	(156)	(22)

	$0	$134	$0	$0	$1,679	$1,813

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,194	$0	$1,194
Swap Agreements	0	(240)	0	0	(104)	(344)

	$0	$(240)	$0	$1,194	$(104)	$850

	$0	$(106)	$0	$1,194	$1,575	$2,663

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$282	$282
Swap Agreements	0	(185)	0	0	845	660

	$0	$(185)	$0	$0	$1,127	$942

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$84	$0	$84
Swap Agreements	0	(78)	0	0	106	28

	$0	$(78)	$0	$84	$106	$112

	$0	$(263)	$0	$84	$1,233	$1,054

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Albania
Sovereign Issues	$0	$1,231	$0	$1,231
Angola
Sovereign Issues	0	901	0	901
Argentina
Sovereign Issues	0	4,918	0	4,918
Armenia
Sovereign Issues	0	291	0	291
Austria
Corporate Bonds & Notes	0	193	0	193
Azerbaijan
Corporate Bonds & Notes	0	1,614	0	1,614
Sovereign Issues	0	214	0	214
Bahamas
Sovereign Issues	0	1,106	0	1,106
Bahrain
Sovereign Issues	0	203	0	203

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Belarus
Sovereign Issues	$0	$774	$0	$774
Brazil
Corporate Bonds & Notes	0	7,741	0	7,741
Loan Participations and Assignments	0	0	1,608	1,608
Sovereign Issues	0	2,494	0	2,494
Cayman Islands
Asset-Backed Securities	0	0	199	199
Corporate Bonds & Notes	0	7,179	0	7,179
Chile
Corporate Bonds & Notes	0	6,312	0	6,312
Sovereign Issues	0	1,867	0	1,867
China
Corporate Bonds & Notes	0	4,568	0	4,568
Colombia
Corporate Bonds & Notes	0	984	0	984
Sovereign Issues	0	4,394	0	4,394

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Costa Rica
Sovereign Issues	$0	$680	$0	$680
Croatia
Sovereign Issues	0	562	0	562
Dominican Republic
Sovereign Issues	0	5,154	0	5,154
Ecuador
Sovereign Issues	0	1,718	0	1,718
Egypt
Sovereign Issues	0	4,481	0	4,481
El Salvador
Sovereign Issues	0	794	0	794
Germany
Corporate Bonds & Notes	0	915	0	915
Ghana
Sovereign Issues	0	2,993	0	2,993
Guatemala
Sovereign Issues	0	1,912	0	1,912
Hong Kong
Corporate Bonds & Notes	0	1,544	0	1,544
Hungary
Sovereign Issues	0	508	0	508
India
Corporate Bonds & Notes	0	1,952	0	1,952
Sovereign Issues	0	1,430	0	1,430
Indonesia
Corporate Bonds & Notes	0	9,309	0	9,309
Sovereign Issues	0	12,708	0	12,708
Ireland
Corporate Bonds & Notes	0	3,448	0	3,448
Israel
Sovereign Issues	0	440	0	440
Ivory Coast
Sovereign Issues	0	630	0	630
Jamaica
Corporate Bonds & Notes	0	193	0	193
Jersey, Channel Islands
Asset-Backed Securities	0	0	152	152
Jordan
Sovereign Issues	900	1,357	0	2,257
Kazakhstan
Corporate Bonds & Notes	0	2,736	0	2,736
Sovereign Issues	0	764	0	764
Kenya
Sovereign Issues	0	595	0	595
Luxembourg
Corporate Bonds & Notes	0	10,757	0	10,757
Malaysia
Corporate Bonds & Notes	0	1,453	0	1,453
Mauritius
Corporate Bonds & Notes	0	495	0	495
Mexico
Corporate Bonds & Notes	0	12,766	0	12,766
Sovereign Issues	0	7,176	0	7,176
Mongolia
Sovereign Issues	0	1,233	0	1,233
Morocco
Corporate Bonds & Notes	0	324	0	324
Namibia
Sovereign Issues	0	306	0	306
Netherlands
Corporate Bonds & Notes	0	2,530	0	2,530
Nigeria
Sovereign Issues	0	2,754	0	2,754
Oman
Sovereign Issues	0	3,791	0	3,791
Pakistan
Corporate Bonds & Notes	0	391	0	391
Sovereign Issues	0	395	0	395

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Panama
Corporate Bonds & Notes	$0	$766	$0	$766
Sovereign Issues	0	3,682	0	3,682
Paraguay
Sovereign Issues	0	1,415	0	1,415
Peru
Corporate Bonds & Notes	0	1,321	0	1,321
Sovereign Issues	0	3,552	0	3,552
Philippines
Corporate Bonds & Notes	0	1,109	0	1,109
Sovereign Issues	0	938	0	938
Poland
Sovereign Issues	0	225	0	225
Qatar
Corporate Bonds & Notes	0	530	0	530
Sovereign Issues	0	8,286	0	8,286
Romania
Sovereign Issues	0	1,983	0	1,983
Russia
Corporate Bonds & Notes	0	859	0	859
Sovereign Issues	0	8,409	0	8,409
Saudi Arabia
Sovereign Issues	0	8,257	0	8,257
Senegal
Sovereign Issues	0	814	0	814
Serbia
Sovereign Issues	0	2,475	0	2,475
Singapore
Corporate Bonds & Notes	0	1,274	0	1,274
South Africa
Corporate Bonds & Notes	0	2,569	0	2,569
Sovereign Issues	0	3,534	0	3,534
Sri Lanka
Sovereign Issues	0	1,993	0	1,993
Tanzania
Loan Participations and Assignments	0	0	458	458
Thailand
Corporate Bonds & Notes	0	1,114	0	1,114
Trinidad and Tobago
Corporate Bonds & Notes	0	116	0	116
Turkey
Corporate Bonds & Notes	0	794	0	794
Sovereign Issues	0	11,321	0	11,321
Ukraine
Sovereign Issues	0	8,244	0	8,244
United Arab Emirates
Corporate Bonds & Notes	0	734	0	734
Sovereign Issues	0	7,886	0	7,886
United Kingdom
Corporate Bonds & Notes	0	639	0	639
United States
Asset-Backed Securities	0	3,877	0	3,877
Corporate Bonds & Notes	0	2,985	0	2,985
Non-Agency Mortgage-Backed Securities	0	2,501	0	2,501
U.S. Government Agencies	0	1,207	0	1,207
Uruguay
Sovereign Issues	0	2,843	0	2,843
Venezuela
Corporate Bonds & Notes	0	281	0	281
Sovereign Issues	0	456	0	456
Virgin Islands (British)
Corporate Bonds & Notes	0	391	0	391
Zambia
Sovereign Issues	0	694	0	694
Short-Term Instruments
Repurchase Agreements	0	2,644	0	2,644
U.S. Treasury Bills	0	544	0	544

	$900	$251,440	$2,417	$254,757

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	27

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

June 30, 2020 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$12,815	$0	$0	$12,815

Total Investments	$13,715	$251,440	$2,417	$267,572

Short Sales, at Value - Liabilities
United States
U.S. Treasury Obligations	$0	$(2,382)	$0	$(2,382)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$12	$5	$0	$17
Over the counter	0	721	0	721

	$12	$726	$0	$738

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(35)	(30)	0	(65)
Over the counter	0	(362)	0	(362)

	$(35)	$(392)	$0	$(427)

Total Financial Derivative Instruments	$(23)	$334	$0	$311

Totals	$13,692	$249,392	$2,417	$265,501

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2020 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	JUNE 30, 2020	29

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

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For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will

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Notes to Financial Statements (Cont.)

be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.
∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a

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Notes to Financial Statements (Cont.)

third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Market based valuation estimates fair value by projecting the company’s market value, which may include unobservable inputs such as estimated recovery on assets. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$9,204	$90,099	$(86,400)	$(132)	$44	$12,815	$99	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private

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transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute

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Notes to Financial Statements (Cont.)

interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for

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investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’

Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk

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if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold

(“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a

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component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the

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Notes to Financial Statements (Cont.)

swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the

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interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of

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Notes to Financial Statements (Cont.)

portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such

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future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA

SEMIANNUAL REPORT	JUNE 30, 2020	43

Notes to Financial Statements (Cont.)

securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.45%	0.40%	0.40%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

SEMIANNUAL REPORT	JUNE 30, 2020	45

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$154,338	$172,110	$58,256	$45,574

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	733	$8,872	338	$4,356

Class M	2	28	2	25

Administrative Class	2,800	35,224	3,624	46,109

Advisor Class	406	5,124	882	11,288
Issued as reinvestment of distributions

Institutional Class	100	1,243	160	2,053

Class M	2	19	3	38

Administrative Class	323	4,004	602	7,746

Advisor Class	91	1,120	159	2,051
Cost of shares redeemed

Institutional Class	(356)	(4,536)	(296)	(3,792)

Class M	(8)	(90)	(13)	(169)

Administrative Class	(3,598)	(44,688)	(5,246)	(67,131)

Advisor Class	(706)	(8,508)	(1,091)	(13,961)

Net increase (decrease) resulting from Portfolio share transactions	(211)	$(2,188)	(876)	$(11,387)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 61% of the Portfolio. One of the shareholders is a related party of the Portfolio and comprises 34% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$4,191

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$275,667	$17,309	$(26,568)	$(9,259)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2020	47

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	DUB	Deutsche Bank AG	JML	JP Morgan Securities Plc

BOS	BofA Securities, Inc.	FBF	Credit Suisse International	JPM	JP Morgan Chase Bank N.A.

BPG	BNP Paribas Securities Corp.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services LLC

BPS	BNP Paribas S.A.	FOB	Credit Suisse Securities (USA) LLC	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	TDL	Toronto Dominion Bank London

CBK	Citibank N.A.	GST	Goldman Sachs International	UAG	UBS AG Stamford

CFR	Credit Suisse Securities (Europe) Ltd.	HUS	HSBC Bank USA N.A.

Currency Abbreviations:

AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol

BRL	Brazilian Real	JPY	Japanese Yen	RUB	Russian Ruble

DOP	Dominican Peso	MXN	Mexican Peso	USD (or $)	United States Dollar

EUR	Euro	NGN	Nigerian Naira

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:

ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

EURIBOR	Euro Interbank Offered Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD	To-Be-Determined

JSC	Joint Stock Company	PIK	Payment-in-Kind	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

48	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

SEMIANNUAL REPORT	JUNE 30, 2020	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT04SAR_063020

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2020

PIMCO Global Bond Opportunities Portfolio (Unhedged)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 4.30%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.43%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -4.64%, whereas emerging market external debt, as represented by the JPMorgan Emerging

2	PIMCO VARIABLE INSURANCE TRUST

Markets Bond Index (EMBI) Global (USD Hedged), returned -1.87%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.89%.

Global equities generated weak results, driven by a sharp selloff in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities recouped a portion of their losses in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the six-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned -3.08% and global equities, as represented by the MSCI World Index, returned -5.77%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -4.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.83%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -9.78%.

Commodity prices were extremely volatile and generally moved lower. When the reporting period began, Brent crude oil was approximately $66 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 6.46% versus the British pound, but the U.S. dollar fell 0.63% and 0.19% versus the yen and the euro, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2020	3

Important Information About the PIMCO Global Bond Opportunities Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Bond Opportunities Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR

4	PIMCO VARIABLE INSURANCE TRUST

by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Bond Opportunities Portfolio (Unhedged)	01/10/02	01/31/06	01/10/02	10/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the

Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when

SEMIANNUAL REPORT	JUNE 30, 2020	5

Important Information About the PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a portfolio’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolio is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Bond Opportunities Portfolio (Unhedged)

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of June 30, 2020†§

United States	50.1%

United Kingdom	7.8%

Short-Term Instruments‡	6.1%

China	4.0%

France	3.6%

Denmark	3.5%

Japan	3.2%

Spain	3.2%

Netherlands	2.0%

Cayman Islands	1.9%

New Zealand	1.8%

Italy	1.4%

Australia	1.3%

Qatar	1.2%

Germany	1.1%

Peru	1.1%

Saudi Arabia	1.0%

Other	5.7%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative Instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Global Bond Opportunities Portfolio (Unhedged) Institutional Class	0.27%	1.69%	2.98%	2.78%	4.11%
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	0.20%	1.54%	2.83%	2.62%	5.11%
PIMCO Global Bond Opportunities Portfolio (Unhedged) Advisor Class	0.15%	1.44%	2.72%	2.52%	3.83%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index±	2.98%	4.22%	3.56%	2.81%	4.73%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 12/31/2001.

± Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.88% for Institutional Class shares, 1.03% for Administrative Class shares, and 1.13% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro) or the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to duration in the U.S. contributed to performance, as yields declined.

»	Long exposure to duration in Australia contributed to performance, as yields declined.

»	Long exposure to duration in Canada contributed to performance, as yields declined.

»

Modest exposure to a basket of high-carry emerging market currencies such as the Russian ruble and Mexican peso detracted from performance, as these currencies depreciated relative to the U.S. dollar, particularly in the first half of the reporting period.

»	Positions in non-Agency mortgage-backed securities detracted from performance, as these securities underperformed like duration U.S. Treasuries.

»

Long exposure to select developed market currencies like the Norwegian krone detracted from performance, as the currency depreciated relative to the U.S. dollar, particularly in the first half of the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2020	7

Expense Example PIMCO Global Bond Opportunities Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,002.70	$3.86	$1,000.00	$1,020.87	$3.90	0.78%
Administrative Class	1,000.00	1,002.00	4.60	1,000.00	1,020.13	4.65	0.93
Advisor Class	1,000.00	1,001.50	5.10	1,000.00	1,019.63	5.14	1.03

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	JUNE 30, 2020	9

Financial Highlights PIMCO Global Bond Opportunities Portfolio (Unhedged)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2020 - 06/30/2020+	$11.35	$0.11	$(0.08)	$0.03	$(0.22)	$0.00	$0.00	$(0.22)

12/31/2019	10.96	0.27	0.41	0.68	(0.29)	0.00	0.00	(0.29)

12/31/2018	12.29	0.27	(0.77)	(0.50)	(0.76)	(0.03)	(0.04)	(0.83)

12/31/2017	11.54	0.21	0.80	1.01	(0.26)	0.00	0.00	(0.26)

12/31/2016	11.26	0.24	0.24	0.48	(0.20)	0.00	0.00	(0.20)

12/31/2015	11.95	0.23	(0.69)	(0.46)	0.00	0.00	(0.23)	(0.23)
Administrative Class

01/01/2020 - 06/30/2020+	11.35	0.10	(0.08)	0.02	(0.21)	0.00	0.00	(0.21)

12/31/2019	10.96	0.26	0.40	0.66	(0.27)	0.00	0.00	(0.27)

12/31/2018	12.29	0.25	(0.77)	(0.52)	(0.74)	(0.03)	(0.04)	(0.81)

12/31/2017	11.54	0.19	0.80	0.99	(0.24)	0.00	0.00	(0.24)

12/31/2016	11.26	0.23	0.23	0.46	(0.18)	0.00	0.00	(0.18)

12/31/2015	11.95	0.21	(0.69)	(0.48)	0.00	0.00	(0.21)	(0.21)
Advisor Class

01/01/2020 - 06/30/2020+	11.35	0.10	(0.09)	0.01	(0.20)	0.00	0.00	(0.20)

12/31/2019	10.96	0.25	0.40	0.65	(0.26)	0.00	0.00	(0.26)

12/31/2018	12.29	0.24	(0.77)	(0.53)	(0.73)	(0.03)	(0.04)	(0.80)

12/31/2017	11.54	0.18	0.80	0.98	(0.23)	0.00	0.00	(0.23)

12/31/2016	11.26	0.22	0.23	0.45	(0.17)	0.00	0.00	(0.17)

12/31/2015	11.95	0.20	(0.69)	(0.49)	0.00	0.00	(0.20)	(0.20)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.16	0.27%	$9,688	0.78	%*	0.78	%*	0.75	%*	0.75	%*	2.01	%*	287%

11.35	6.28	9,625	0.88		0.88		0.75		0.75		2.46		382

10.96	(4.05)	9,561	0.84		0.84		0.75		0.75		2.27		255

12.29	8.79	10,067	0.81		0.81		0.75		0.75		1.73		339

11.54	4.20	9,237	0.77		0.77		0.75		0.75		2.03		676

11.26	(3.89)	6,123	0.75		0.75		0.75		0.75		1.98		506

11.16	0.20	144,917	0.93	*	0.93	*	0.90	*	0.90	*	1.86	*	287

11.35	6.12	159,222	1.03		1.03		0.90		0.90		2.31		382

10.96	(4.19)	166,921	0.99		0.99		0.90		0.90		2.12		255

12.29	8.63	198,189	0.96		0.96		0.90		0.90		1.58		339

11.54	4.04	197,606	0.92		0.92		0.90		0.90		1.93		676

11.26	(4.03)	201,031	0.90		0.90		0.90		0.90		1.84		506

11.16	0.15	21,237	1.03	*	1.03	*	1.00	*	1.00	*	1.76	*	287

11.35	6.02	23,386	1.13		1.13		1.00		1.00		2.21		382

10.96	(4.29)	23,856	1.09		1.09		1.00		1.00		2.01		255

12.29	8.52	29,267	1.06		1.06		1.00		1.00		1.47		339

11.54	3.94	31,111	1.02		1.02		1.00		1.00		1.82		676

11.26	(4.13)	34,790	1.00		1.00		1.00		1.00		1.73		506

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	11

Statement of Assets and Liabilities PIMCO Global Bond Opportunities Portfolio (Unhedged)

June 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$252,003
Investments in Affiliates	7,705
Financial Derivative Instruments
Exchange-traded or centrally cleared	292
Over the counter	2,939
Cash	1
Deposits with counterparty	1,667
Foreign currency, at value	1,037
Receivable for investments sold	3,898
Receivable for investments sold on a delayed-delivery basis	34
Receivable for TBA investments sold	126,815
Receivable for Portfolio shares sold	167
Interest and/or dividends receivable	1,077
Dividends receivable from Affiliates	7
Other assets	1
Total Assets	397,643

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$6,646
Payable for short sales	13,795
Financial Derivative Instruments
Exchange-traded or centrally cleared	219
Over the counter	1,655
Payable for investments purchased	6,877
Payable for investments in Affiliates purchased	7
Payable for investments purchased on a delayed-delivery basis	14
Payable for TBA investments purchased	190,235
Deposits from counterparty	2,072
Payable for Portfolio shares redeemed	151
Accrued investment advisory fees	36
Accrued supervisory and administrative fees	72
Accrued distribution fees	4
Accrued servicing fees	18
Total Liabilities	221,801

Net Assets	$175,842

Net Assets Consist of:

Paid in capital	$176,754
Distributable earnings (accumulated loss)	(912)

Net Assets	$175,842

Net Assets:

Institutional Class	$9,688
Administrative Class	144,917
Advisor Class	21,237

Shares Issued and Outstanding:

Institutional Class	868
Administrative Class	12,984
Advisor Class	1,903

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.16
Administrative Class	11.16
Advisor Class	11.16

Cost of investments in securities	$245,351
Cost of investments in Affiliates	$7,698
Cost of foreign currency held	$1,008
Proceeds received on short sales	$13,648
Cost or premiums of financial derivative instruments, net	$1,792

* Includes repurchase agreements of:	$3,285

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Opportunities Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)

Investment Income:

Interest	$2,386
Dividends	9
Dividends from Investments in Affiliates	74
Total Income	2,469

Expenses:

Investment advisory fees	220
Supervisory and administrative fees	440
Servicing fees - Administrative Class	109
Distribution and/or servicing fees - Advisor Class	27
Trustee fees	2
Interest expense	30
Miscellaneous expense	2
Total Expenses	830

Net Investment Income (Loss)	1,639

Net Realized Gain (Loss):

Investments in securities	1,583
Investments in Affiliates	(47)
Exchange-traded or centrally cleared financial derivative instruments	1,135
Over the counter financial derivative instruments	(2,598)
Short sales	(120)
Foreign currency	176

Net Realized Gain (Loss)	129

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(501)
Investments in Affiliates	26
Exchange-traded or centrally cleared financial derivative instruments	(1,003)
Over the counter financial derivative instruments	(154)
Short sales	(97)
Foreign currency assets and liabilities	(248)

Net Change in Unrealized Appreciation (Depreciation)	(1,977)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(209)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	13

Statements of Changes in Net Assets PIMCO Global Bond Opportunities Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,639	$4,584
Net realized gain (loss)	129	(3,651)
Net change in unrealized appreciation (depreciation)	(1,977)	10,811

Net Increase (Decrease) in Net Assets Resulting from Operations	(209)	11,744

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(187)	(253)
Administrative Class	(2,739)	(4,072)
Advisor Class	(395)	(554)

Total Distributions(a)	(3,321)	(4,879)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(12,861)	(14,970)

Total Increase (Decrease) in Net Assets	(16,391)	(8,105)

Net Assets:

Beginning of period	192,233	200,338
End of period	$175,842	$192,233

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged)

June 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 143.3%

ARGENTINA 0.0%

CORPORATE BONDS & NOTES 0.0%

YPF S.A.
33.088% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	1,680	$16

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
26.415% (BADLARPP + 2.000%) due 04/03/2022 ~		3,640	31

Autonomous City of Buenos Aires Argentina
29.825% (BADLARPP + 5.000%) due 01/23/2022 ~		500	5

Provincia de Buenos Aires
28.192% due 04/12/2025		620	5

			41

Total Argentina (Cost $237)			57

AUSTRALIA 1.9%

CORPORATE BONDS & NOTES 0.4%

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$600	625

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Liberty Funding Pty. Ltd.
1.490% due 01/25/2049 •	AUD	277	191

SOVEREIGN ISSUES 1.4%

New South Wales Treasury Corp.
2.000% due 03/20/2031		200	146
3.000% due 02/20/2030		200	159

Queensland Treasury Corp.
1.750% due 08/21/2031		300	212
3.500% due 08/21/2030		700	581
4.250% due 07/21/2023		800	616

South Australia Government Financing Authority
1.750% due 05/24/2032		200	140

Treasury Corp. of Victoria
1.500% due 11/20/2030		600	420
2.500% due 10/22/2029		100	77
4.250% due 12/20/2032		100	90

Western Australian Treasury Corp.
2.750% due 07/24/2029		100	78

			2,519

Total Australia (Cost $3,426)			3,335

BRAZIL 0.8%

CORPORATE BONDS & NOTES 0.8%

Banco Bradesco S.A.
2.850% due 01/27/2023		$300	296

Petrobras Global Finance BV
5.093% due 01/15/2030		1,060	1,058

Total Brazil (Cost $1,401)			1,354

CANADA 0.9%

CORPORATE BONDS & NOTES 0.6%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$92	84

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	300	350

HSBC Bank Canada
3.300% due 11/28/2021		$500	519

			953

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Canadian Mortgage Pools
0.825% (CDOR01 + 0.300%) due 07/01/2020 ~	CAD	177	$130
0.825% (CDOR01 + 0.300%) due 08/01/2020 ~		134	99

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		155	116

			345

SOVEREIGN ISSUES 0.1%

Canada Government Real Return Bond
1.500% due 12/01/2044 (e)		235	237

Total Canada (Cost $1,518)			1,535

CAYMAN ISLANDS 2.7%

ASSET-BACKED SECURITIES 1.7%

California Street CLO Ltd.
2.249% due 10/15/2025 •		$590	586

Evans Grove CLO Ltd.
1.291% due 05/28/2028 •		99	98

Figueroa CLO Ltd.
2.119% due 01/15/2027 •		131	131

Gallatin CLO Ltd.
2.159% due 01/21/2028 •		299	295

Jamestown CLO Ltd.
2.355% due 01/17/2027 •		542	538

Palmer Square Loan Funding Ltd.
1.292% due 11/15/2026 •		312	308
2.005% due 07/20/2028 •		400	398

Symphony CLO Ltd.
2.261% due 07/14/2026 •		431	427

THL Credit Wind River CLO Ltd.
2.099% due 01/15/2026 •		119	119

Venture CLO Ltd.
2.099% due 04/15/2027 •		99	97

			2,997

CORPORATE BONDS & NOTES 1.0%

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		300	283

KSA Sukuk Ltd.
2.894% due 04/20/2022		300	309
4.303% due 01/19/2029		500	577

Sands China Ltd.
5.125% due 08/08/2025		200	217
5.400% due 08/08/2028		200	221

Sunac China Holdings Ltd.
7.875% due 02/15/2022		200	206

			1,813

Total Cayman Islands (Cost $4,743)			4,810

CHINA 6.0%

SOVEREIGN ISSUES 6.0%

China Development Bank
3.050% due 08/25/2026	CNY	5,200	726
3.680% due 02/26/2026		20,200	2,919
3.800% due 01/25/2036		1,000	142
4.040% due 04/10/2027		23,400	3,447
4.150% due 10/26/2025		2,500	370
4.240% due 08/24/2027		19,400	2,891

Total China (Cost $10,447)			10,495

DENMARK 5.2%

CORPORATE BONDS & NOTES 5.2%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	18,193	2,717
1.500% due 10/01/2037		926	145

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.500% due 10/01/2050	DKK	2,548	$390
3.000% due 10/01/2047		1	0

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		2,599	387
1.500% due 10/01/2037		355	55
1.500% due 10/01/2050		741	114
2.000% due 10/01/2047		3,098	484
2.000% due 10/01/2050		813	127

Nykredit Realkredit A/S
1.000% due 10/01/2050		21,401	3,204
1.500% due 10/01/2037		1,200	188
1.500% due 10/01/2050		8,278	1,272
2.500% due 10/01/2036		59	9
2.500% due 10/01/2047		8	1

Realkredit Danmark A/S
2.500% due 04/01/2036		32	5
2.500% due 04/01/2047		20	3

Total Denmark (Cost $8,950)			9,101

FINLAND 0.7%

SOVEREIGN ISSUES 0.7%

Finland Government Bond
0.500% due 04/15/2026 (j)	EUR	200	237
0.875% due 09/15/2025 (j)		800	966

Total Finland (Cost $1,163)			1,203

FRANCE 5.3%

CORPORATE BONDS & NOTES 0.2%

Dexia Credit Local S.A.
1.625% due 10/16/2024		$400	416

SOVEREIGN ISSUES 5.1%

France Government International Bond
1.500% due 05/25/2050	EUR	100	142
2.000% due 05/25/2048 (j)		4,100	6,391
3.250% due 05/25/2045 (j)		1,300	2,422

			8,955

Total France (Cost $6,828)			9,371

GERMANY 1.7%

CORPORATE BONDS & NOTES 1.5%

Deutsche Bank AG
2.625% due 02/12/2026	EUR	100	118
3.961% due 11/26/2025 •		$500	525
4.250% due 10/14/2021		1,100	1,129

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		400	408

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	200	151
5.375% due 04/23/2024	NZD	500	380

			2,711

SOVEREIGN ISSUES 0.2%

State of North Rhine-Westphalia
1.100% due 03/13/2034	EUR	200	258

Total Germany (Cost $2,929)			2,969

GUERNSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$600	647

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		139	128

Total Guernsey, Channel Islands (Cost $738)			775

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	15

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIA 0.4%

CORPORATE BONDS & NOTES 0.4%

ICICI Bank Ltd.
5.750% due 11/16/2020		$500	$507

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		200	183

Total India (Cost $708)			690

IRELAND 1.0%

ASSET-BACKED SECURITIES 1.0%

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	400	446

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •		600	672

Dorchester Park CLO DAC
2.035% due 04/20/2028 •		$600	593

Total Ireland (Cost $1,725)			1,711

ISRAEL 0.3%

SOVEREIGN ISSUES 0.3%

Israel Government International Bond
3.800% due 05/13/2060		$200	233
4.125% due 01/17/2048		200	248

Total Israel (Cost $405)			481

ITALY 2.0%

CORPORATE BONDS & NOTES 1.0%

Banca Carige SpA
1.218% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	500	565
1.539% due 10/25/2021 •		600	679

UniCredit SpA
7.830% due 12/04/2023		$500	579

			1,823

SOVEREIGN ISSUES 1.0%

Italy Buoni Poliennali Del Tesoro
2.100% due 07/15/2026 (j)	EUR	800	965
2.500% due 11/15/2025 (j)		700	859

			1,824

Total Italy (Cost $3,465)			3,647

JAPAN 4.7%

CORPORATE BONDS & NOTES 1.6%

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		$500	519
2.950% due 03/01/2021		200	203

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021		500	508

Mizuho Financial Group, Inc.
0.990% (US0003M + 0.630%) due 05/25/2024 ~		200	196
2.721% due 07/16/2023 •		700	724

ORIX Corp.
3.250% due 12/04/2024		100	108

Sumitomo Mitsui Financial Group, Inc.
1.993% (US0003M + 1.680%) due 03/09/2021 ~		300	303

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	200	229

			2,790

SOVEREIGN ISSUES 3.1%

Development Bank of Japan, Inc.
3.125% due 09/06/2023		$500	540

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Bank for International Cooperation
1.750% due 10/17/2024		$600	$628
3.250% due 07/20/2023		300	325

Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	171,688	1,584
0.100% due 03/20/2030		60,000	560
0.500% due 03/20/2049		140,000	1,273
0.700% due 12/20/2048		10,000	96

Tokyo Metropolitan Government
2.000% due 05/17/2021		$500	506

			5,512

Total Japan (Cost $8,144)			8,302

KUWAIT 1.0%

SOVEREIGN ISSUES 1.0%

Kuwait International Government Bond
3.500% due 03/20/2027		$1,600	1,789

Total Kuwait (Cost $1,589)			1,789

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%

Lithuania Government International Bond
6.125% due 03/09/2021		$400	415

Total Lithuania (Cost $407)			415

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%

Emerald Bay S.A.
0.000% due 10/08/2020 (c)	EUR	541	595

Total Luxembourg (Cost $631)			595

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.500% due 04/21/2030		$200	223

Total Malaysia (Cost $198)			223

MEXICO 0.1%

SOVEREIGN ISSUES 0.1%

Mexico Government International Bond
4.750% due 04/27/2032		$200	221

Total Mexico (Cost $196)			221

NETHERLANDS 3.0%

ASSET-BACKED SECURITIES 0.9%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	250	279

Babson Euro CLO BV
0.659% due 10/25/2029 •		479	533

Dryden Euro CLO BV
0.880% due 01/15/2030 •		400	448

Penta CLO BV
0.790% due 08/04/2028 •		226	253

			1,513

CORPORATE BONDS & NOTES 2.0%

Cooperatieve Rabobank UA
1.144% (US0003M + 0.860%) due 09/26/2023 ~		$500	499
3.875% due 09/26/2023		600	656
6.625% due 06/29/2021 •(f)(g)	EUR	200	232

Enel Finance International NV
2.650% due 09/10/2024		$200	209

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Groep NV
1.302% (US0003M + 1.000%) due 10/02/2023 ~		$700	$703
4.100% due 10/02/2023		500	549

JT International Financial Services BV
3.500% due 09/28/2023		500	538

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		200	204

			3,590

		SHARES
PREFERRED SECURITIES 0.1%

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (f)		100,000	120

Total Netherlands (Cost $5,103)			5,223

		PRINCIPAL AMOUNT (000S)
NEW ZEALAND 2.7%

SOVEREIGN ISSUES 2.7%

New Zealand Government International Bond
4.500% due 04/15/2027	NZD	5,900	4,788

Total New Zealand (Cost $4,777)			4,788

NORWAY 0.1%

SOVEREIGN ISSUES 0.1%

Norway Government International Bond
3.750% due 05/25/2021	NOK	1,600	172

Total Norway (Cost $219)			172

PERU 1.6%

SOVEREIGN ISSUES 1.6%

Peru Government International Bond
5.350% due 08/12/2040	PEN	300	85
5.940% due 02/12/2029		4,100	1,337
6.350% due 08/12/2028		3,900	1,304

Total Peru (Cost $2,510)			2,726

QATAR 1.8%

SOVEREIGN ISSUES 1.8%

Qatar Government International Bond
3.875% due 04/23/2023		$1,100	1,182
4.000% due 03/14/2029		600	692
4.400% due 04/16/2050		200	248
4.500% due 04/23/2028		800	945

Total Qatar (Cost $2,699)			3,067

SAUDI ARABIA 1.5%

SOVEREIGN ISSUES 1.5%

Saudi Government International Bond
2.375% due 10/26/2021		$800	813
2.875% due 03/04/2023		200	209
3.250% due 10/26/2026		300	325
3.625% due 03/04/2028		200	220
4.000% due 04/17/2025		800	889
4.375% due 04/16/2029		200	233

Total Saudi Arabia (Cost $2,487)			2,689

SINGAPORE 0.2%

CORPORATE BONDS & NOTES 0.2%

BOC Aviation Ltd.
3.500% due 09/18/2027		$200	207

DBS Bank Ltd.
3.300% due 11/27/2021		200	208

Total Singapore (Cost $400)			415

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%

Kookmin Bank
2.125% due 10/21/2020		$200	$201

Total South Korea (Cost $200)			201

SPAIN 4.7%

SOVEREIGN ISSUES 4.7%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	100	141

Spain Government International Bond
0.250% due 07/30/2024		400	458
1.250% due 10/31/2030		2,200	2,668
1.400% due 07/30/2028		2,700	3,319
1.450% due 04/30/2029		1,300	1,605
2.150% due 10/31/2025		20	25

Total Spain (Cost $7,880)			8,216

SUPRANATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%

European Investment Bank
0.500% due 07/21/2023	AUD	600	412

Total Supranational (Cost $477)			412

SWITZERLAND 1.0%

CORPORATE BONDS & NOTES 1.0%

Credit Suisse AG
2.100% due 11/12/2021		$500	511
6.500% due 08/08/2023 (g)		400	438

UBS AG
7.625% due 08/17/2022 (g)		750	837

Total Switzerland (Cost $1,746)			1,786

UNITED ARAB EMIRATES 0.5%

SOVEREIGN ISSUES 0.5%

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		$500	548
3.875% due 04/16/2050		200	237

Total United Arab Emirates (Cost $690)			785

UNITED KINGDOM 11.5%

CORPORATE BONDS & NOTES 6.7%

Barclays Bank PLC
7.625% due 11/21/2022 (g)		$500	545
10.000% due 05/21/2021	GBP	100	133

Barclays PLC
4.338% due 05/16/2024 •		$400	431
4.836% due 05/09/2028		400	439
4.972% due 05/16/2029 •		400	469
5.200% due 05/12/2026		200	224
8.000% due 12/15/2020 •(f)(g)	EUR	700	791

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 þ	GBP	200	247

HSBC Holdings PLC
3.803% due 03/11/2025 •		$200	216
3.973% due 05/22/2030 •		300	333
4.041% due 03/13/2028 •		200	221
6.750% due 09/11/2028	GBP	200	318

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024		200	251

Lloyds Bank PLC
4.875% due 03/30/2027		600	944

Lloyds Banking Group PLC
4.650% due 03/24/2026		$400	446
7.875% due 06/27/2029 •(f)(g)	GBP	200	276

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nationwide Building Society
1.700% due 02/13/2023		$500	$515
2.000% due 01/27/2023		400	412

Natwest Markets PLC
0.625% due 03/02/2022	EUR	100	112

RAC Bond Co. PLC
4.870% due 05/06/2046	GBP	200	248

Reckitt Benckiser Treasury Services PLC
0.857% (US0003M + 0.560%) due 06/24/2022 ~		$300	300

Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	500	585
4.892% due 05/18/2029 •		$400	472
7.500% due 08/10/2020 •(f)(g)		1,200	1,205

Santander UK Group Holdings PLC
3.571% due 01/10/2023		200	208
6.750% due 06/24/2024 •(f)(g)	GBP	400	507
7.375% due 06/24/2022 •(f)(g)		200	254

Tesco PLC
6.125% due 02/24/2022		83	111

Tesco Property Finance PLC
5.801% due 10/13/2040		146	246

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		300	388

			11,847

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.4%

Durham Mortgages B PLC
0.856% due 03/31/2054 •		321	394

Eurohome UK Mortgages PLC
0.343% due 06/15/2044 •		462	552

Eurosail PLC
1.143% due 06/13/2045 •		410	504

Finsbury Square PLC
1.148% due 09/12/2068 •		348	431

Hawksmoor Mortgages
1.287% due 05/25/2053 •		629	779

Lanark Master Issuer PLC
1.073% due 12/22/2069 •		304	378

Residential Mortgage Securities PLC
1.132% due 12/20/2046 •		276	342
1.382% due 09/20/2065 •		319	396

Ripon Mortgages PLC
1.056% due 08/20/2056 •		1,029	1,270

Stanlington PLC
1.198% due 06/12/2046 •		573	707

Towd Point Mortgage Funding
1.392% due 07/20/2045 •		754	932

Towd Point Mortgage Funding PLC
1.392% due 07/20/2045 •		377	466
1.677% due 10/20/2051 •		476	590

			7,741

		SHARES
PREFERRED SECURITIES 0.2%

Nationwide Building Society
10.250% ~		1,360	264

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.2%

United Kingdom Gilt
0.625% due 10/22/2050		300	371

Total United Kingdom (Cost $20,907)			20,223

UNITED STATES 74.0%

ASSET-BACKED SECURITIES 6.4%

ACE Securities Corp. Home Equity Loan Trust
1.085% due 08/25/2035 •		$500	481

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Amortizing Residential Collateral Trust
0.885% due 10/25/2031 •		$1	$1

Citigroup Mortgage Loan Trust, Inc.
0.845% due 07/25/2035 •		500	469

Conseco Finance Securitizations Corp.
7.490% due 07/01/2031 þ		782	841

Countrywide Asset-Backed Certificates
0.405% due 06/25/2047 •		1,000	929
0.585% due 08/25/2034 •		127	119

Countrywide Asset-Backed Certificates Trust
0.925% due 08/25/2047 •		102	98

Credit-Based Asset Servicing & Securitization Trust
0.245% due 11/25/2036 •		17	10

EMC Mortgage Loan Trust
1.085% due 05/25/2043 •		14	14

GSAMP Trust
0.435% due 05/25/2046 •		500	451

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ		158	87

JPMorgan Mortgage Acquisition Trust
0.465% due 03/25/2047 •		1,632	1,334

Morgan Stanley ABS Capital, Inc. Trust
0.295% due 03/25/2037 •		968	481
0.435% due 08/25/2036 •		2,280	1,332

New Century Home Equity Loan Trust
0.920% due 06/25/2035 •		500	494

NovaStar Mortgage Funding Trust
0.315% due 03/25/2037 •		747	539
0.725% due 05/25/2036 •		500	439

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ		458	218

Securitized Asset-Backed Receivables LLC Trust
0.235% due 12/25/2036 •		6	4

Soundview Home Loan Trust
0.435% due 11/25/2036 •		600	533

Structured Asset Securities Corp. Mortgage Loan Trust
1.673% due 04/25/2035 •		6	5

Terwin Mortgage Trust
1.125% due 11/25/2033 •		12	12

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		1,715	1,808

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		500	533

Washington Mutual Asset-Backed Certificates Trust
0.245% due 10/25/2036 •		37	18

			11,250

CORPORATE BONDS & NOTES 10.0%

AbbVie, Inc.
5.000% due 12/15/2021		200	210

American Tower Corp.
3.800% due 08/15/2029		400	455

Arrow Electronics, Inc.
3.500% due 04/01/2022		400	411

AT&T, Inc.
1.800% due 09/05/2026	EUR	500	588
2.169% (US0003M + 0.950%) due 07/15/2021 ~		$900	908

Bayer U.S. Finance LLC
1.323% (US0003M + 1.010%) due 12/15/2023 ~		300	300
4.250% due 12/15/2025		200	230

British Airways Pass-Through Trust
3.350% due 12/15/2030		100	83

Campbell Soup Co.
3.300% due 03/15/2021		100	102
3.650% due 03/15/2023		29	31

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		100	107

Charles Schwab Corp.
5.375% due 06/01/2025 •(f)		200	214

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	17

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
4.464% due 07/23/2022		$900	$960
6.384% due 10/23/2035		600	793

Comcast Corp.
0.626% (US0003M + 0.330%) due 10/01/2020 ~		200	200

Constellation Brands, Inc.
2.650% due 11/07/2022		500	522

CVS Health Corp.
3.700% due 03/09/2023		100	108

Dominion Energy Gas Holdings LLC
0.913% (US0003M + 0.600%) due 06/15/2021 ~		200	200

EPR Properties
4.500% due 06/01/2027		300	278

Equifax, Inc.
1.262% (US0003M + 0.870%) due 08/15/2021 ~		100	100

ERAC USA Finance LLC
5.250% due 10/01/2020		500	504

Fidelity National Information Services, Inc.
0.750% due 05/21/2023	EUR	100	113

Fiserv, Inc.
3.200% due 07/01/2026		$500	554

Ford Motor Credit Co. LLC
0.080% due 12/01/2021 •	EUR	800	847
0.185% due 05/14/2021 •		100	109

GLP Capital LP
5.300% due 01/15/2029		$400	434

Harley-Davidson Financial Services, Inc.
1.284% (US0003M + 0.940%) due 03/02/2021 ~		200	199

International Lease Finance Corp.
8.250% due 12/15/2020		300	307

McDonald’s Corp.
1.317% (US0003M + 0.430%) due 10/28/2021 ~		100	100

Molson Coors Brewing Co.
2.100% due 07/15/2021		300	304

Morgan Stanley
0.959% (CDOR03 + 0.300%) due 02/03/2023 ~(h)	CAD	900	645

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	400	495

MUFG Union Bank N.A.
0.791% (SOFRRATE + 0.710%) due 12/09/2022 ~		$250	249

National Rural Utilities Cooperative Finance Corp.
2.300% due 09/15/2022		400	415

New York Life Global Funding
2.250% due 07/12/2022		500	517

NextEra Energy Capital Holdings, Inc.
1.950% due 09/01/2022		300	309

Sempra Energy
0.763% (US0003M + 0.450%) due 03/15/2021 ~		200	200

Spirit AeroSystems, Inc.
1.113% (US0003M + 0.800%) due 06/15/2021 ~		100	93
3.950% due 06/15/2023		400	340

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		188	190
4.738% due 09/20/2029		200	217

Textron, Inc.
0.998% (US0003M + 0.550%) due 11/10/2020 ~		400	399

Verizon Communications, Inc.
4.329% due 09/21/2028		305	367

Volkswagen Group of America Finance LLC
1.204% (US0003M + 0.770%) due 11/13/2020 ~		200	200
1.375% (US0003M + 0.940%) due 11/12/2021 ~		300	299
3.750% due 05/13/2030		200	222

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WEA Finance LLC
3.750% due 09/17/2024	$200	$207

Wells Fargo & Co.
2.130% (US0003M + 1.110%) due 01/24/2023 ~	600	603

Wells Fargo Bank N.A.
3.550% due 08/14/2023	500	543

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	400	415
3.375% due 11/30/2021	300	309

		17,505

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

CenturyLink, Inc.
2.428% (LIBOR03M + 2.250%) due 03/15/2027 ~	230	218

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.2%

Adjustable Rate Mortgage Trust
3.869% due 09/25/2035 ^~	7	7

American Home Mortgage Assets Trust
0.375% due 05/25/2046 ^•	184	154
0.395% due 10/25/2046 •	341	217

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	501	513

Banc of America Funding Trust
3.988% due 10/20/2046 ^~	69	56
4.217% due 02/20/2036 ~	87	83
5.500% due 01/25/2036	154	140

BCAP LLC Trust
0.355% due 01/25/2037 ^•	159	160
5.250% due 04/26/2037	533	414

Bear Stearns Adjustable Rate Mortgage Trust
3.118% due 05/25/2034 ~	6	5
3.171% due 08/25/2033 ~	4	4
3.801% due 05/25/2034 ~	14	13
3.847% due 05/25/2047 ^~	139	131
3.937% due 10/25/2033 ~	4	3
4.332% due 11/25/2034 ~	3	3

Bear Stearns ALT-A Trust
3.697% due 08/25/2036 ^~	134	87
3.736% due 09/25/2035 ^~	77	61
3.853% due 11/25/2035 ^~	85	76

Bear Stearns Structured Products, Inc. Trust
4.251% due 12/26/2046 ^~	62	54

Chase Mortgage Finance Trust
3.386% due 07/25/2037 ~	18	16

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.365% due 07/25/2036 •	443	410

Citigroup Mortgage Loan Trust
3.880% due 10/25/2035 ^•	256	251

Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035 •	10	10

Countrywide Alternative Loan Trust
0.355% due 01/25/2037 ^•	61	61
0.385% due 12/20/2046 ^•	262	212
0.400% due 03/20/2046 •	84	70
0.400% due 07/20/2046 ^•	173	129
0.465% due 02/25/2037 •	96	84
0.535% due 05/25/2037 ^•	44	15
3.640% due 11/25/2035 ^~	154	128
5.200% due 11/25/2035 •	17	15
5.250% due 06/25/2035 ^	12	11
6.000% due 04/25/2037 ^	47	30
6.250% due 08/25/2037 ^	23	18
6.296% due 11/25/2035 •	17	16
6.500% due 06/25/2036 ^	116	85

Countrywide Home Loan Mortgage Pass-Through Trust
0.455% due 04/25/2046 •	1,045	407
0.645% due 05/25/2035 •	44	38
0.765% due 04/25/2035 •	8	7
0.785% due 03/25/2035 •	416	338
0.805% due 02/25/2035 •	371	330

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.825% due 03/25/2035 •	$48	$41
0.845% due 02/25/2035 •	5	4
0.945% due 09/25/2034 •	4	4
3.100% due 05/25/2047 ~	73	63
3.427% due 08/25/2034 ^~	1	1
3.793% due 02/20/2036 ^•	235	222
3.819% due 11/25/2034 ~	9	9
5.500% due 10/25/2035	55	45

Credit Suisse Mortgage Capital Trust
3.092% due 10/27/2059 ~	487	505
6.500% due 07/26/2036 ^	107	47

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.886% due 10/25/2036 ^þ	161	152

GreenPoint Mortgage Funding Trust
0.725% due 11/25/2045 •	7	6

GSR Mortgage Loan Trust
2.906% due 06/25/2034 ~	2	2
2.930% due 03/25/2033 •	4	4
4.065% due 09/25/2035 ~	61	60

HarborView Mortgage Loan Trust
2.354% due 12/19/2036 ^•	99	90

IndyMac Mortgage Loan Trust
3.555% due 09/25/2035 ^~	125	102

JPMorgan Mortgage Trust
3.221% due 11/25/2033 ~	3	3
3.774% due 02/25/2035 ~	3	3
3.789% due 01/25/2037 ^~	133	120

Luminent Mortgage Trust
0.425% due 04/25/2036 •	291	246

MASTR Adjustable Rate Mortgages Trust
3.594% due 05/25/2034 ~	333	329

MASTR Alternative Loan Trust
0.585% due 03/25/2036 ^•	44	3

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.625% due 12/15/2030 •	4	3

Merrill Lynch Mortgage Investors Trust
0.395% due 02/25/2036 •	48	46
3.359% due 02/25/2033 ~	6	6
3.479% due 02/25/2036 ~	21	20

Merrill Lynch Mortgage-Backed Securities Trust
3.675% due 04/25/2037 ^~	5	5

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	478	505

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	555	583

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.219% due 10/25/2035 ~	8	8

OBX Trust
0.835% due 06/25/2057 •	220	218

Residential Accredit Loans, Inc. Trust
0.395% due 04/25/2046 •	137	53
6.000% due 12/25/2036 ^	249	229

Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	60	56

Structured Adjustable Rate Mortgage Loan Trust
3.765% due 02/25/2034 ~	5	5
3.832% due 04/25/2034 ~	10	10
4.038% due 09/25/2034 ~	2	2

Structured Asset Mortgage Investments Trust
0.375% due 07/25/2046 ^•	270	209
0.395% due 05/25/2036 •	61	55
0.405% due 05/25/2036 •	292	274
0.405% due 09/25/2047 •	258	220
0.444% due 07/19/2035 •	87	81
0.465% due 02/25/2036 ^•	330	301
0.774% due 07/19/2034 •	1	1
0.894% due 03/19/2034 •	3	2

Structured Asset Securities Corp.
0.465% due 01/25/2036 •	90	80

SunTrust Alternative Loan Trust
0.835% due 12/25/2035 ^•	465	379

WaMu Mortgage Pass-Through Certificates Trust
0.455% due 12/25/2045 •	22	22
0.495% due 01/25/2045 •	4	3

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.825% due 01/25/2045 •	$4	$4
2.204% due 02/25/2047 ^•	232	207
2.240% due 07/25/2046 •	138	124
2.904% due 08/25/2042 •	2	2
3.069% due 01/25/2037 ^~	17	16
3.147% due 06/25/2037 ^~	43	36
3.341% due 12/25/2036 ^~	3	3
3.515% due 12/25/2036 ^~	23	22
3.740% due 06/25/2033 ~	3	3
3.771% due 02/25/2033 ~	38	37
3.824% due 09/25/2036 ~	53	48
3.838% due 03/25/2034 ~	13	13

Washington Mutual Mortgage Pass-Through Certificates Trust
2.444% due 07/25/2046 ^•	42	28

		10,842

	SHARES
PREFERRED SECURITIES 0.3%

AT&T, Inc.
2.875% due 03/02/2025 •(f)	200,000	214

Bank of America Corp.
5.875% due 03/15/2028 •(f)	300,000	307

		521

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 46.5%

Fannie Mae
0.305% due 03/25/2034 •	2	2
0.335% due 08/25/2034 •	1	1
0.585% due 06/25/2036 •	16	15
3.500% due 01/01/2059	628	683
3.520% due 12/01/2034 •	2	2
3.544% due 10/01/2034 •	1	1
4.321% due 11/01/2034 •	15	15
6.000% due 07/25/2044	14	16

Freddie Mac
0.325% due 09/25/2031 •	12	12
0.720% due 01/15/2038 •	201	200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.704% due 10/25/2044 •	23	$24
3.000% due 03/01/2045	521	555
3.390% due 01/15/2038 ~(a)	201	11
3.500% due 07/01/2048	2,659	2,797
3.692% due 04/01/2037 •	17	17
4.180% due 02/01/2029 •	1	1
6.000% due 04/15/2036	184	221

Ginnie Mae
3.000% due 07/20/2046	57	59
3.125% (H15T1Y + 1.500%) due 11/20/2024 ~	1	1
6.000% due 09/20/2038	2	2

Uniform Mortgage-Backed Security
3.000% due 08/01/2042 - 03/01/2050	1,462	1,558
3.500% due 10/01/2034 - 02/01/2050	550	592

Uniform Mortgage-Backed Security, TBA
2.000% due 08/01/2050 - 09/01/2050	2,400	2,445
2.500% due 07/01/2050 - 09/01/2050	22,800	23,712
3.500% due 08/01/2050	15,000	15,777
4.000% due 07/01/2050 - 08/01/2050	31,200	33,078

		81,797

U.S. TREASURY OBLIGATIONS 4.5%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022 (l)(n)	1,265	1,285
0.375% due 07/15/2025 (l)	411	440
0.500% due 01/15/2028(l)	2,079	2,280
0.625% due 01/15/2026 (n)	389	421
1.750% due 01/15/2028 (l)	2,448	2,923
3.875% due 04/15/2029	250	353

U.S. Treasury Notes
2.625% due 06/15/2021 (n)	200	205

		7,907

Total United States (Cost $127,219)		130,040

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.7%

REPURCHASE AGREEMENTS (i) 1.9%
			$3,285

ARGENTINA TREASURY BILLS 0.0%
30.365% due 08/28/2020 ~	ARS	950	9

JAPAN TREASURY BILLS 2.5%
(0.099)% due 09/07/2020 (c)(d)	JPY	470,000	4,354

SOUTH AFRICA TREASURY BILLS 0.3%
4.470% due 12/09/2020 (c)(d)	ZAR	9,400	533

Total Short-Term Instruments (Cost $8,189)			8,181

Total Investments in Securities (Cost $245,351)			252,003

		SHARES
INVESTMENTS IN AFFILIATES 4.4%

SHORT-TERM INSTRUMENTS 4.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.4%

PIMCO Short Asset Portfolio		376,009	3,751

PIMCO Short-Term Floating NAV Portfolio III		401,098	3,954

Total Short-Term Instruments (Cost $7,698)			7,705

Total Investments in Affiliates (Cost $7,698)			7,705

Total Investments 147.7% (Cost $253,049)			$259,708

Financial Derivative Instruments (k)(m) 0.8% (Cost or Premiums, net $1,792)			1,357

Other Assets and Liabilities, net (48.5)%			(85,223)

Net Assets 100.0%			$175,842

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Morgan Stanley	0.959%	02/03/2023	01/30/2020	$682	$645	0.37%

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	19

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.730%	01/22/2020	01/21/2022	GBP	916	United Kingdom Gilt 1.750% due 01/22/2049	$(1,283)	$1,135	$1,139
FICC	0.000	06/30/2020	07/01/2020	$	2,150	U.S. Treasury Notes 1.875% due 04/30/2022	(2,193)	2,150	2,150

Total Repurchase Agreements							$(3,476)	$3,285	$3,289

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	(0.380)%	05/27/2020	08/20/2020	EUR	(749)	$(842)
	(0.370)	03/20/2020	08/20/2020		(2,132)	(2,393)
	(0.300)	03/25/2020	08/20/2020		(1,055)	(1,184)
JML	(0.420)	03/17/2020	08/20/2020		(1,985)	(2,227)

Total Reverse Repurchase Agreements						$(6,646)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
Canada (0.5)%
Sovereign Issues (0.5)%
Canada Government International Bond	2.750%	12/01/2048	CAD	800	$(845)	$(848)

United Kingdom (0.7)%
Sovereign Issues (0.7)%
United Kingdom Gilt	1.750%	01/22/2049	GBP	800	(1,160)	(1,288)

United States (6.6)%
U.S. Government Agencies (6.6)%
Uniform Mortgage-Backed Security, TBA	3.000%	08/01/2050	$	4,100	(4,310)	(4,311)
Uniform Mortgage-Backed Security, TBA	3.000	09/01/2050		6,900	(7,228)	(7,243)
Uniform Mortgage-Backed Security, TBA	3.500	07/01/2035		100	(105)	(105)

Total United States					(11,643)	(11,659)

Total Short Sales (7.8)%					$(13,648)	$(13,795)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$1,139	$(4,419)	$0	$0	$(3,280)	$3,501	$221
FICC	2,150	0	0	0	2,150	(2,193)	(43)
JML	0	(2,227)	0	0	(2,227)	2,338	111

Master Securities Forward Transaction Agreement
RYL	0	0	0	(1,288)	(1,288)	0	(1,288)
TDM	0	0	0	(848)	(848)	0	(848)

Total Borrowings and Other Financing Transactions	$3,289	$(6,646)	$0	$(2,136)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(6,646)	$0	$(6,646)

Total Borrowings	$0	$0	$(6,646)	$0	$(6,646)

Payable for reverse repurchase agreements					$(6,646)

(j)	Securities with an aggregate market value of $7,123 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(7,897) at a weighted average interest rate of 0.006%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $10 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note September 2020 Futures	$	104.750	08/21/2020	23	$46	$0	$0
Put - CBOT U.S. Treasury 5-Year Note August 2020 Futures		107.000	07/24/2020	298	298	0	0
Call - CBOT U.S. Treasury 10-Year Note September 2020 Futures		175.000	08/21/2020	21	21	0	0
Call - CME 90-Day Eurodollar June 2022 Futures		99.750	06/13/2022	13	33	0	8
Call - CME 90-Day Eurodollar March 2022 Futures		99.750	03/14/2022	7	18	0	4
Call - MSE Canada Government 10-Year Bond September 2020 Futures	CAD	189.000	08/21/2020	63	63	1	0

Total Purchased Options						$1	$12

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note September Futures	09/2020	100	$8,078	$2	$0	$(1)
Australia Government 10-Year Bond September Futures	09/2020	10	1,027	12	1	(1)
Call Options Strike @ EUR 116.000 on Euro-Schatz Bond September 2020 Futures(1)	08/2020	84	0	0	0	0
Call Options Strike @ EUR 194.000 on Euro-Bund 10-Year Bond September 2020 Futures(1)	08/2020	111	1	0	0	0
Call Options Strike @ EUR 200.000 on Euro-OAT France Government 10-Year Bond September 2020 Futures(1)	08/2020	119	1	0	0	0
Call Options Strike @ GBP 175.000 United Kingdom Gilt September 2020 Futures(1)	08/2020	107	0	(1)	0	(2)
Euro-Bobl September Futures	09/2020	144	21,838	137	0	(12)
Euro-BTP Italy Government Bond September Futures	09/2020	67	10,830	275	41	(9)
Euro-Buxl 30-Year Bond September Futures	09/2020	5	1,236	45	0	(6)
Japan Government 10-Year Bond September Futures	09/2020	3	4,222	2	0	(5)
Put Options Strike @ EUR 127.000 on Euro-Bund September 2020 Futures(1)	08/2020	144	1	0	0	0
Put Options Strike @ EUR 85.000 on Euro-BTP Italy Government Bond September 2020 Futures(1)	08/2020	20	0	0	0	0
U.S. Treasury 5-Year Note September Futures	09/2020	137	17,227	36	0	(4)

				$508	$42	$(40)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Canada Government 10-Year Bond September Futures	09/2020	63	$(7,138)	$(29)	$16	$0
Euro-Bund 10-Year Bond September Futures	09/2020	111	(22,014)	(338)	23	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	21

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-OAT France Government 10-Year Bond September Futures	09/2020	119	$(22,414)	$(397)	$9	$(2)
Euro-Schatz September Futures	09/2020	84	(10,583)	(15)	2	0
U.S. Treasury 10-Year Note September Futures	09/2020	21	(2,923)	(15)	3	0
United Kingdom Long Gilt September Futures	09/2020	107	(18,249)	(167)	21	(29)

				$(961)	$74	$(31)

Total Futures Contracts				$(453)	$117	$(71)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.078%	EUR	200	$(1)	$0	$(1)	$0	$0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.040	$	700	(4)	0	(4)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.080	EUR	200	(1)	0	(1)	0	0

							$(6)	$0	$(6)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.320%	EUR	100	$0	$0	$0	$0	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	4.033		200	(24)	0	(24)	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.802		200	5	(2)	3	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	0.833		400	5	(1)	4	0	0

							$(14)	$(3)	$(17)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-33 10-Year Index	(1.000)%	Quarterly	12/20/2029	$	700	$5	$1	$6	$0	$(1)
CDX.IG-34 5-Year Index	(1.000)	Quarterly	06/20/2025		5,300	(61)	(1)	(62)	0	(7)
CDX.IG-34 10-Year Index	(1.000)	Quarterly	06/20/2030		6,100	59	1	60	0	(18)
iTraxx Europe Main 32 10-Year Index	(1.000)	Quarterly	12/20/2029	EUR	500	3	0	3	0	(3)
iTraxx Europe Main 33 5-Year Index	(1.000)	Quarterly	06/20/2025		4,000	(74)	(2)	(76)	0	(13)

						$(68)	$(1)	$(69)	$0	$(42)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.EM-32 5-Year Index	1.000%	Quarterly	12/20/2024	$	558	$(30)	$10	$(20)	$1	$0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025		1,140	(73)	20	(53)	2	0

						$(103)	$30	$(73)	$3	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$41,600	$(1)	$(4)	$(5)	$0	$(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	12,800	0	(1)	(1)	0	(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	2,900	0	1	1	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	2,000	0	1	1	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	10,400	1	1	2	0	(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	6,300	0	1	1	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	1,400	0	1	1	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	4,400	1	0	1	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024	1,100	0	0	0	0	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024	$3,300	$0	$0	$0	$0	$0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029	1,100	0	1	1	0	0

					$1	$1	$2	$1	$(3)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	12/16/2025	GBP	12,400	$342	$36	$378	$1	$0
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.905	Quarterly	12/03/2039		500	0	(38)	(38)	1	0
Receive	1-Year BRL-CDI	6.295	Maturity	01/02/2025	BRL	400	2	(5)	(3)	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025	CAD	1,100	(9)	39	30	0	(1)
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		400	39	1	40	0	(1)
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		3,700	1	182	183	0	(6)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		6,400	95	303	398	0	(10)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		3,000	(60)	165	105	0	(5)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		600	8	141	149	0	(3)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		400	0	88	88	0	(2)
Receive(7)	3-Month CNY-CNREPOFIX	2.180	Quarterly	09/16/2025	CNY	10,500	(10)	23	13	1	0
Pay(7)	3-Month GBP-LIBOR	1.080	Quarterly	12/03/2039	GBP	500	0	42	42	2	0
Receive(7)	3-Month NZD-BBR	0.501	Semi-Annual	04/15/2027	NZD	6,600	0	(2)	(2)	0	(2)
Pay(7)	3-Month USD-LIBOR	1.450	Semi-Annual	08/10/2021	$	6,900	80	3	83	1	0
Pay(7)	3-Month USD-LIBOR	1.450	Semi-Annual	08/13/2021		6,900	80	3	83	1	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		2,200	(41)	(1)	(42)	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		10,800	(151)	(217)	(368)	0	(1)
Receive	3-Month USD-LIBOR	1.540	Semi-Annual	02/26/2022		4,300	(93)	(22)	(115)	0	(1)
Receive	3-Month USD-LIBOR	1.570	Semi-Annual	02/27/2022		1,900	(42)	(10)	(52)	0	0
Receive(7)	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		3,600	0	(116)	(116)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		2,900	(61)	(92)	(153)	1	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		3,150	0	(96)	(96)	1	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		3,900	0	(113)	(113)	1	0
Receive(7)	3-Month USD-LIBOR	1.360	Semi-Annual	09/17/2024		2,100	(62)	(5)	(67)	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		1,900	(97)	(6)	(103)	0	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		17,300	1,667	51	1,718	0	(4)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		3,700	(132)	(11)	(143)	1	0
Receive(7)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		1,000	(30)	(2)	(32)	1	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		3,000	(85)	(383)	(468)	2	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		2,600	369	19	388	0	(3)
Pay	3-Month USD-LIBOR	3.200	Semi-Annual	10/11/2028		1,400	293	17	310	0	(2)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		3,500	719	35	754	0	(6)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		300	(1)	26	25	0	(1)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2029		400	28	52	80	0	(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		5,400	(306)	(21)	(327)	11	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		400	(11)	35	24	0	(1)
Receive(7)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		600	(18)	(1)	(19)	1	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		1,100	(130)	(43)	(173)	10	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	7,100	33	3	36	0	0
Pay	6-Month CHF-LIBOR	0.620	Annual	03/18/2025	CHF	1,500	9	(13)	(4)	1	0
Pay	6-Month CHF-LIBOR	0.050	Annual	03/16/2026		600	19	3	22	0	0
Pay(7)	6-Month EUR-EURIBOR	0.339	Annual	12/11/2021	EUR	19,300	(7)	8	1	1	0
Pay	6-Month EUR-EURIBOR	0.335	Semi-Annual	12/14/2021		11,000	(4)	4	0	0	0
Receive(7)	6-Month EUR-EURIBOR	0.300	Annual	12/15/2022		48,700	(75)	(57)	(132)	0	(6)
Pay	6-Month EUR-EURIBOR	2.500	Annual	03/21/2023		1,900	171	17	188	1	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025		3,600	2	(2)	0	1	(1)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2025		38,600	(180)	180	0	8	(8)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	12/15/2025		20,900	186	63	249	11	0
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		1,200	40	59	99	1	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		9,800	(63)	63	0	7	(7)
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	12/15/2030		21,800	913	148	1,061	33	0
Pay	6-Month EUR-EURIBOR	0.500	Semi-Annual	06/17/2050		400	11	(11)	0	0	0
Receive(7)	6-Month EUR-EURIBOR	0.600	Annual	12/15/2050		5,900	(1,131)	(78)	(1,209)	9	0
Pay(7)	6-Month GBP-LIBOR	0.500	Semi-Annual	12/16/2030	GBP	900	(3)	19	16	3	0
Pay(7)	6-Month GBP-LIBOR	0.250	Semi-Annual	12/16/2022		6,300	5	11	16	5	0
Pay	6-Month GBP-LIBOR	0.737	Semi-Annual	02/14/2024		8,200	(24)	24	0	1	(1)
Pay	6-Month GBP-LIBOR	0.745	Semi-Annual	02/17/2024		12,400	(35)	35	0	2	(2)
Pay(7)	6-Month GBP-LIBOR	0.500	Semi-Annual	12/16/2025		5,700	63	32	95	8	0
Receive	6-Month GBP-LIBOR	0.803	Semi-Annual	02/14/2028		1,600	21	(21)	0	1	(1)
Receive	6-Month GBP-LIBOR	0.811	Semi-Annual	02/17/2028		2,600	33	(33)	0	2	(2)
Receive	6-Month GBP-LIBOR	0.500	Semi-Annual	06/17/2050		300	7	(17)	(10)	0	(2)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	23

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	6-Month GBP-LIBOR	0.500%	Semi-Annual	12/16/2050	GBP	700	$(3)	$(21)	$(24)	$0	$(4)
Receive	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029	JPY	730,000	(67)	(41)	(108)	8	0
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		530,000	10	(182)	(172)	19	0
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		120,000	(12)	73	61	0	(7)
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	1,900	(12)	(2)	(14)	0	0
Receive	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		2,300	0	(11)	(11)	0	0
Pay	UKRPI	3.386	Maturity	01/15/2030	GBP	300	0	6	6	0	(2)
Pay	UKRPI	3.436	Maturity	02/15/2030		200	0	5	5	0	(1)
Pay	UKRPI	3.450	Maturity	02/15/2030		400	0	10	10	0	(3)
Pay	UKRPI	3.453	Maturity	02/15/2030		900	0	23	23	0	(6)

							$2,291	$374	$2,665	$158	$(103)

Total Swap Agreements							$2,101	$401	$2,502	$162	$(148)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$12	$117	$163	$292	$0	$(71)	$(148)	$(219)

(l)

Securities with an aggregate market value of $3,070 and cash of $1,667 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $1 for closed swap agreements is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2020	DKK	51,533		$7,515	$0	$(254)
	07/2020	RUB	57,904		834	22	0
	07/2020		$193	RUB	14,992	17	0
	07/2020		87	ZAR	1,643	7	0
	07/2020	ZAR	4,100		$277	41	0
	08/2020	EUR	1,261		1,422	4	0
	08/2020	GBP	141		175	0	0
	08/2020		$2,337	EUR	2,083	5	0
	08/2020		106	JPY	11,412	0	0
	09/2020	CNH	70,408		$9,827	0	(91)
	09/2020	IDR	5,335,616		367	5	0
	09/2020		$17	ILS	59	0	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2020	BRL	530		$99	$1	$0
	07/2020	DKK	670		97	0	(4)
	07/2020	RUB	46,175		668	20	0
	07/2020		$97	BRL	530	1	0
	07/2020		83	RUB	5,873	0	(1)
	07/2020		217	ZAR	4,100	18	0
	08/2020		49	RUB	3,438	0	(1)
	09/2020	HKD	1,407		$179	0	(2)

BRC	07/2020	MXN	2,544		114	3	0
	08/2020	CHF	2,105		2,197	0	(28)
	08/2020	EUR	505		568	0	0
	08/2020	NOK	3,395		349	0	(3)
	08/2020		$2,615	EUR	2,375	59	(3)
	09/2020	MYR	8,338		$1,943	5	(1)
	09/2020		$1,972	HKD	15,465	23	0
	12/2020		112	MXN	2,544	0	(3)

CBK	07/2020	PEN	5,526		$1,609	49	0
	07/2020		$1,988	DKK	13,157	4	(8)
	07/2020		327	MXN	8,160	28	0
	07/2020		776	PEN	2,722	0	(7)
	07/2020		37	ZAR	668	2	0
	08/2020	AUD	3,668		$2,536	4	0
	08/2020	EUR	1,246		1,400	0	(2)
	08/2020	GBP	2,401		2,925	3	(54)
	08/2020		$600	AUD	866	0	(2)
	08/2020		459	CHF	436	2	0
	08/2020		1,089	EUR	981	17	(3)
	08/2020		625	GBP	494	0	(13)
	08/2020		11,836	JPY	1,264,937	0	(114)
	08/2020		1,929	NZD	3,011	14	0
	08/2020		9,468	SEK	93,325	553	0
	09/2020	JPY	470,000		$4,314	0	(43)
	09/2020	PEN	4,779		1,375	28	0
	09/2020		$91	CNH	654	2	0
	10/2020	DKK	13,157		$1,992	8	(3)
	12/2020	ZAR	9,400		549	16	0

DUB	07/2020	BRL	530		97	0	(1)
	07/2020	PEN	84		24	0	0
	07/2020		$101	BRL	530	0	(3)
	07/2020		24	PEN	84	0	(1)
	08/2020	BRL	530		$100	3	0
	08/2020	PEN	84		24	1	0

FBF	09/2020	HKD	591		76	0	0

GLM	07/2020	DKK	440		65	0	(2)
	07/2020		$736	CAD	1,000	1	0
	07/2020		3,044	MXN	75,867	247	0
	07/2020		597	RUB	45,397	39	0
	08/2020	NOK	100		$10	0	0
	08/2020		$175	EUR	156	1	0
	08/2020		404	NOK	3,940	5	0
	09/2020		201	CNH	1,433	1	0

HUS	07/2020	CAD	1,486		$1,091	1	(6)
	07/2020	MXN	5,616		255	11	0
	07/2020	NZD	1,965		1,266	0	(3)
	07/2020	PEN	1,213		353	11	0
	07/2020		$976	CAD	1,323	0	(1)
	07/2020		378	NZD	609	15	0
	07/2020		46	RUB	3,225	0	(1)
	07/2020		29	ZAR	543	2	0
	08/2020	AUD	261		$169	0	(11)
	08/2020	CHF	411		428	0	(6)
	08/2020	EUR	300		339	2	0
	08/2020	GBP	155		196	4	0
	08/2020	RON	9		2	0	0
	08/2020	SEK	3,565		378	0	(5)
	08/2020		$481	AUD	698	1	0
	08/2020		3,967	CAD	5,429	32	0
	08/2020		10,041	CHF	9,739	252	0
	08/2020		2,962	EUR	2,620	0	(16)
	08/2020		500	SEK	4,600	0	(6)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	25

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	09/2020	CNY	8,209		$1,145	$0	$(11)
	09/2020		$3	PLN	11	0	0

JPM	07/2020	DKK	730		$107	0	(4)
	07/2020	RUB	17,865		258	7	0
	07/2020		$923	DKK	6,094	0	(4)
	07/2020		51	ZAR	922	3	0
	07/2020	ZAR	4,268		$244	0	(2)
	08/2020	JPY	38,559		358	1	0
	08/2020	RON	17		4	0	0
	08/2020	RUB	4,738		68	2	0
	08/2020		$7,327	NOK	75,165	484	0
	08/2020		93	RUB	6,469	0	(2)
	09/2020	IDR	2,280,645		$157	2	0
	10/2020	DKK	6,094		925	4	0
	10/2020		$146	DKK	970	0	0

MEI	09/2020		1,914	MYR	8,186	0	(10)

MYI	07/2020	CAD	1,229		$906	0	0
	07/2020		$3,007	DKK	19,930	2	(4)
	07/2020		2,631	NZD	4,062	0	(10)
	08/2020	EUR	9,672		$10,500	0	(377)
	08/2020	NOK	3,255		341	3	0
	08/2020		$529	EUR	482	13	0
	09/2020		2,790	IDR	42,312,660	81	0
	09/2020		3	PLN	13	0	0
	10/2020	DKK	26,758		$4,047	6	(2)
	06/2021		$15	EUR	12	0	(2)

SCX	07/2020		94	NZD	152	4	0
	08/2020	EUR	913		$1,004	3	(26)
	08/2020	SEK	1,440		153	0	(2)
	08/2020		$778	AUD	1,130	2	0
	08/2020		1,064	CHF	1,005	0	(1)
	08/2020		677	NOK	6,385	0	(14)
	09/2020	HKD	14,241		$1,812	0	(25)

SOG	07/2020		$1,082	DKK	7,185	1	0
	07/2020		18	ZAR	326	1	0
	10/2020	DKK	7,185		$1,085	0	(1)

SSB	09/2020	CNY	700		99	0	0

TOR	07/2020	CAD	5,898		4,317	0	(28)
	07/2020		$7,860	CAD	10,827	115	0
	08/2020		4,317		5,898	28	0

UAG	07/2020		94	NZD	152	4	0
	07/2020		665	RUB	47,162	8	(12)
	08/2020	EUR	441		$495	0	(1)
	08/2020	GBP	541		687	17	0
	08/2020		$6,201	AUD	9,565	401	0
	08/2020		508	EUR	447	0	(5)
	08/2020		1,769	JPY	192,200	12	0
	08/2020		119	RUB	8,405	0	(1)

Total Forward Foreign Currency Contracts						$2,794	$(1,246)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC AUD versus USD	$	0.480	08/27/2020	8,400	$1	$0
	Call - OTC USD versus JPY	JPY	120.000	08/27/2020	3,200	0	0

GLM	Call - OTC EUR versus USD	$	1.163	09/15/2020	1,164	8	5
	Call - OTC EUR versus USD		1.163	01/29/2021	1,175	15	15

						$24	$20

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175%	09/15/2021	900	$37	$9

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	400	16	4

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	1,100	81	24

GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.860	02/26/2021	250	15	7

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	900	67	19
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	700	28	8

							$ 244	$71

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 07/01/2050	$	64.000	07/07/2020	15,000	$1	$0

Total Purchased Options						$269	$91

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-34 5-Year Index	Sell	93.000%	08/19/2020	100	$ (1)	$ (1)
	Call - OTC CDX.HY-34 5-Year Index	Buy	104.000	08/19/2020	100	0	0
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	08/19/2020	400	0	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	400	(1)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	08/19/2020	400	(1)	(1)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.550	09/16/2020	300	0	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	09/16/2020	300	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	09/16/2020	400	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	09/16/2020	200	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	09/16/2020	400	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.100	09/16/2020	200	0	0

BPS	Put - OTC CDX.HY-34 5-Year Index	Sell	92.000	08/19/2020	100	(1)	(1)
	Call - OTC CDX.HY-34 5-Year Index	Buy	105.000	08/19/2020	100	0	0
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	08/19/2020	300	0	0
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.625	08/19/2020	400	0	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	700	(1)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	08/19/2020	400	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	09/16/2020	600	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.100	09/16/2020	600	(1)	(1)

DUB	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.550	08/19/2020	500	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	08/19/2020	500	0	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	400	0	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	400	(1)	(1)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.550	09/16/2020	400	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	09/16/2020	400	(1)	(1)

GST	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	08/19/2020	300	0	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	300	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	09/16/2020	800	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.100	09/16/2020	800	(1)	(1)

JPM	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	400	(1)	(1)

						$ (18)	$ (16)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC EUR versus USD	$	1.105	09/15/2020	1,164	$(8)	$(7)
	Put - OTC EUR versus USD		1.093	01/29/2021	1,175	(15)	(14)

						$(23)	$(21)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	27

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	7,500	$ (37)	$(1)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	3,400	(15)	0

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	9,200	(82)	(2)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	08/06/2020	6,900	(10)	(83)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	08/11/2020	6,900	(10)	(83)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.780	02/26/2021	700	(15)	(5)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	200	(6)	(7)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/28/2020	400	(16)	(14)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	100	(3)	(3)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	7,500	(67)	(1)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	5,900	(27)	(1)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	200	(6)	(6)

							$ (294)	$(206)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	3-Month USD-LIBOR	10/07/2022	3,250	$(3)	$(5)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	3-Month USD-LIBOR	10/08/2022	1,750	(2)	(3)

						$(5)	$(8)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2050	$101.000	07/07/2020	500	$(3)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2050	100.625	08/06/2020	100	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.219	08/06/2020	700	(3)	(1)

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2050	100.398	07/07/2020	300	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2050	100.457	07/07/2020	500	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2050	100.723	07/07/2020	600	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2050	100.641	08/06/2020	100	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	100.789	07/07/2020	600	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	100.867	07/07/2020	400	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	102.504	07/07/2020	700	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	102.531	07/07/2020	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.133	08/06/2020	1,200	(5)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.563	08/06/2020	200	(1)	0

					$(34)	$(4)

Total Written Options					$(374)	$(255)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.060%	$100	$(3)	$1	$0	$(2)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.060	1,000	(36)	17	0	(19)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.161	800	(20)	0	0	(20)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.238	700	(17)	1	0	(16)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.060	800	(28)	13	0	(15)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.161	900	(23)	0	0	(23)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.060	400	(14)	6	0	(8)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.238	700	(14)	(2)	0	(16)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.060	700	(24)	11	0	(13)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.161	300	(7)	(1)	0	(8)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.161	400	(10)	0	0	(10)

							$(196)	$46	$0	$(150)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
JPM	South Africa Government International Bond	1.000%	Quarterly	06/20/2023	2.511%	$100	$(5)	$1	$0	$(4)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	1,500	$1,035	$0	$6	$6	$0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		1,400	966	(5)	10	5	0

								$(5)	$16	$11	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month ILS-TELBOR	0.520%	Annual	05/14/2027	ILS	600	$1	$1	$2	$0

BPS	Pay	3-Month ILS-TELBOR	0.455	Annual	05/18/2027		9,200	0	18	18	0

HUS	Pay	3-Month CNY-CNREPOFIX	2.630	Quarterly	03/18/2025	CNY	11,700	0	23	23	0

								$1	$42	$43	$0

Total Swap Agreements								$(205)	$105	$54	$(154)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$101	$9	$2	$112	$(345)	$(6)	$(2)	$(353)	$(241)	$297	$56
BPS	40	0	18	58	(8)	(3)	(39)	(50)	8	0	8
BRC	90	0	0	90	(38)	0	(54)	(92)	(2)	0	(2)
CBK	730	0	6	736	(249)	0	(8)	(257)	479	(390)	89
DUB	4	4	0	8	(5)	(4)	0	(9)	(1)	(20)	(21)
FAR	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
FBF	0	24	0	24	0	(3)	0	(3)	21	0	21
GLM	294	27	5	326	(2)	(213)	0	(215)	111	(260)	(149)
GST	0	0	0	0	0	(2)	(29)	(31)	(31)	0	(31)
HUS	331	0	23	354	(66)	0	(8)	(74)	280	(330)	(50)
JPM	503	0	0	503	(12)	(6)	(14)	(32)	471	(540)	(69)
MEI	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
MYC	0	27	0	27	0	(16)	0	(16)	11	(170)	(159)
MYI	105	0	0	105	(395)	0	0	(395)	(290)	238	(52)
SCX	9	0	0	9	(68)	0	0	(68)	(59)	280	221
SOG	2	0	0	2	(1)	0	0	(1)	1	0	1
TOR	143	0	0	143	(28)	0	0	(28)	115	0	115
UAG	442	0	0	442	(19)	0	0	(19)	423	(340)	83

Total Over the Counter	$2,794	$91	$54	$2,939	$(1,246)	$(255)	$(154)	$(1,655)

(n)

Securities with an aggregate market value of $815 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	29

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$12	$12
Futures	0	0	0	0	117	117
Swap Agreements	0	4	0	0	159	163

	$0	$4	$0	$0	$288	$292

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,794	$0	$2,794
Purchased Options	0	0	0	20	71	91
Swap Agreements	0	0	0	11	43	54

	$0	$0	$0	$2,825	$114	$2,939

	$0	$4	$0	$2,825	$401	$3,230

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$71	$71
Swap Agreements	0	42	0	0	106	148

	$0	$42	$0	$0	$177	$219

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,246	$0	$1,246
Written Options	0	16	0	21	218	255
Swap Agreements	0	154	0	0	0	154

	$0	$170	$0	$1,267	$218	$1,655

	$0	$212	$0	$1,267	$395	$1,874

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Written Options	0	0	0	0	5	5
Futures	0	0	0	0	879	879
Swap Agreements	0	(817)	0	0	1,071	254

	$0	$(817)	$0	$0	$1,952	$1,135

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,262)	$0	$(4,262)
Purchased Options	0	0	0	1,162	(28)	1,134
Written Options	0	9	0	39	90	138
Swap Agreements	0	(34)	0	(41)	467	392

	$0	$(25)	$0	$(3,102)	$529	$(2,598)

	$0	$(842)	$0	$(3,102)	$2,481	$(1,463)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$18	$18
Written Options	0	0	0	0	(7)	(7)
Futures	0	0	0	0	(1,034)	(1,034)
Swap Agreements	0	(184)	0	0	204	20

	$0	$(184)	$0	$0	$(819)	$(1,003)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$41	$0	$41
Purchased Options	0	0	0	(11)	(339)	(350)
Written Options	0	(2)	0	(35)	244	207
Swap Agreements	0	25	0	(51)	(26)	(52)

	$0	$23	$0	$(56)	$(121)	$(154)

	$0	$(161)	$0	$(56)	$(940)	$(1,157)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$16	$0	$16
Sovereign Issues	0	41	0	41
Australia
Corporate Bonds & Notes	0	625	0	625
Non-Agency Mortgage-Backed Securities	0	191	0	191
Sovereign Issues	0	2,519	0	2,519
Brazil
Corporate Bonds & Notes	0	1,354	0	1,354
Canada
Corporate Bonds & Notes	0	953	0	953
Non-Agency Mortgage-Backed Securities	0	345	0	345
Sovereign Issues	0	237	0	237
Cayman Islands
Asset-Backed Securities	0	2,997	0	2,997
Corporate Bonds & Notes	0	1,813	0	1,813
China
Sovereign Issues	0	10,495	0	10,495
Denmark
Corporate Bonds & Notes	0	9,101	0	9,101
Finland
Sovereign Issues	0	1,203	0	1,203
France
Corporate Bonds & Notes	0	416	0	416
Sovereign Issues	0	8,955	0	8,955

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Germany
Corporate Bonds & Notes	$0	$2,711	$0	$2,711
Sovereign Issues	0	258	0	258
Guernsey, Channel Islands
Corporate Bonds & Notes	0	775	0	775
India
Corporate Bonds & Notes	0	690	0	690
Ireland
Asset-Backed Securities	0	1,711	0	1,711
Israel
Sovereign Issues	0	481	0	481
Italy
Corporate Bonds & Notes	0	1,823	0	1,823
Sovereign Issues	0	1,824	0	1,824
Japan
Corporate Bonds & Notes	0	2,790	0	2,790
Sovereign Issues	0	5,512	0	5,512
Kuwait
Sovereign Issues	0	1,789	0	1,789
Lithuania
Sovereign Issues	0	415	0	415
Luxembourg
Corporate Bonds & Notes	0	595	0	595
Malaysia
Corporate Bonds & Notes	0	223	0	223

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	31

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

June 30, 2020 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Mexico
Sovereign Issues	$0	$221	$0	$221
Netherlands
Asset-Backed Securities	0	1,513	0	1,513
Corporate Bonds & Notes	0	3,590	0	3,590
Preferred Securities	0	120	0	120
New Zealand
Sovereign Issues	0	4,788	0	4,788
Norway
Sovereign Issues	0	172	0	172
Peru
Sovereign Issues	0	2,726	0	2,726
Qatar
Sovereign Issues	0	3,067	0	3,067
Saudi Arabia
Sovereign Issues	0	2,689	0	2,689
Singapore
Corporate Bonds & Notes	0	415	0	415
South Korea
Corporate Bonds & Notes	0	201	0	201
Spain
Sovereign Issues	0	8,216	0	8,216
Supranational
Corporate Bonds & Notes	0	412	0	412
Switzerland
Corporate Bonds & Notes	0	1,786	0	1,786
United Arab Emirates
Sovereign Issues	0	785	0	785
United Kingdom
Corporate Bonds & Notes	0	11,847	0	11,847
Non-Agency Mortgage-Backed Securities	0	7,741	0	7,741
Preferred Securities	0	264	0	264
Sovereign Issues	0	371	0	371
United States
Asset-Backed Securities	0	11,250	0	11,250
Corporate Bonds & Notes	0	17,505	0	17,505
Loan Participations and Assignments	0	218	0	218
Non-Agency Mortgage-Backed Securities	0	10,842	0	10,842
Preferred Securities	0	521	0	521
U.S. Government Agencies	0	81,797	0	81,797
U.S. Treasury Obligations	0	7,907	0	7,907

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Short-Term Instruments
Repurchase Agreements	$0	$3,285	$0	$3,285
Argentina Treasury Bills	0	9	0	9
Japan Treasury Bills	0	4,354	0	4,354
South Africa Treasury Bills	0	533	0	533

	$0	$252,003	$0	$252,003

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,705	$0	$0	$7,705

Total Investments	$7,705	$252,003	$0	$259,708

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	0	(848)	0	(848)
United Kingdom
Sovereign Issues	0	(1,288)	0	(1,288)
United States
U.S. Government Agencies	0	(11,659)	0	(11,659)

	$0	$(13,795)	$0	$(13,795)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	129	162	0	291
Over the counter	0	2,939	0	2,939

	$129	$3,101	$0	$3,230

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(71)	(148)	0	(219)
Over the counter	(2)	(1,653)	0	(1,655)

	$(73)	$(1,801)	$0	$(1,874)

Total Financial Derivative Instruments	$56	$1,300	$0	$1,356

Totals	$7,761	$239,508	$0	$247,269

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2020 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Bond Opportunities Portfolio (Unhedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	JUNE 30, 2020	33

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be

SEMIANNUAL REPORT	JUNE 30, 2020	35

Notes to Financial Statements (Cont.)

valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves,

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prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies

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Notes to Financial Statements (Cont.)

advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the U.S. Securities and Exchange Commission (“SEC”)

for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$6,955	$58	$(3,220)	$(67)	$25	$3,751	$57	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$2,317	$41,017	$(39,401)	$20	$1	$3,954	$17	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the

Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

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The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Notes to Financial Statements (Cont.)

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases,

guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.”

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Notes to Financial Statements (Cont.)

The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin

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requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In

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Notes to Financial Statements (Cont.)

connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced

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obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

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Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

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Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments,

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Notes to Financial Statements (Cont.)

public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States,

counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

SEMIANNUAL REPORT	JUNE 30, 2020	49

Notes to Financial Statements (Cont.)

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment

50	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$687,674	$688,001	$22,231	$25,506

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	73	$819	108	$1,208

Administrative Class	1,006	11,076	1,971	21,995

Advisor Class	76	851	187	2,089
Issued as reinvestment of distributions

Institutional Class	17	187	23	253

Administrative Class	247	2,739	363	4,072

Advisor Class	36	395	49	554
Cost of shares redeemed

Institutional Class	(71)	(780)	(154)	(1,733)

Administrative Class	(2,302)	(25,211)	(3,533)	(39,475)

Advisor Class	(270)	(2,937)	(352)	(3,933)

Net increase (decrease) resulting from Portfolio share transactions	(1,188)	$(12,861)	(1,338)	$(14,970)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 60% of the Portfolio. One of the shareholder is a related party and comprises 26% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains

SEMIANNUAL REPORT	JUNE 30, 2020	51

Notes to Financial Statements (Cont.)

June 30, 2020 (Unaudited)

tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$67	$2,528

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$241,514	$15,084	$(7,340)	$7,744

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

52	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	NatWest Markets Plc

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris

CBK	Citibank N.A.	JML	JP Morgan Securities Plc	SSB	State Street Bank and Trust Co.

DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC

FAR	Wells Fargo Bank National Association	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank

FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar

AUD	Australian Dollar	HKD	Hong Kong Dollar	PEN	Peruvian New Sol

BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty

CAD	Canadian Dollar	ILS	Israeli Shekel	RON	Romanian New Leu

CHF	Swiss Franc	JPY	Japanese Yen	RUB	Russian Ruble

CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	SEK	Swedish Krona

CNY	Chinese Renminbi (Mainland)	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

EUR	Euro

Exchange Abbreviations:

CBOT	Chicago Board of Trade	MSE	Montreal Stock Exchange	OTC	Over the Counter

CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CDX.IG	Credit Derivatives Index - Investment Grade	SOFRRATE	Secured Overnight Financing Rate

CDOR01	1 Month CDN Swap Rate	CNREPOFIX	China Fixing Repo Rates 7-Day	SONIO	Sterling Overnight Interbank Average Rate

CDOR03	3 month CDN Swap Rate	EUR003M	3 Month EUR Swap Rate	UKRPI	United Kingdom Retail Prices Index

CDX.EM	Credit Derivatives Index - Emerging Markets	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OAT	Obligations Assimilables du Trésor

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap

BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	PIK	Payment-in-Kind

BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CDI	Brazil Interbank Deposit Rate	NIBOR	Norwegian Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate

CLO	Collateralized Loan Obligation

SEMIANNUAL REPORT	JUNE 30, 2020	53

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

54	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent
DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT08SAR_063020

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2020

PIMCO Global Core Bond (Hedged) Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 4.30%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.43%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -4.64%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets

2	PIMCO VARIABLE INSURANCE TRUST

Bond Index (EMBI) Global (USD Hedged), returned -1.87%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.89%.

Global equities generated weak results, driven by a sharp selloff in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities recouped a portion of their losses in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the six-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned -3.08% and global equities, as represented by the MSCI World Index, returned -5.77%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -4.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.83%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -9.78%.

Commodity prices were extremely volatile and generally moved lower. When the reporting period began, Brent crude oil was approximately $66 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 6.46% versus the British pound, but the U.S. dollar fell 0.63% and 0.19% versus the yen and the euro, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2020	3

Important Information About the PIMCO Global Core Bond (Hedged) Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the

4	PIMCO VARIABLE INSURANCE TRUST

nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative

Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Core Bond (Hedged) Portfolio	05/02/11	—	05/02/11	—	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

SEMIANNUAL REPORT	JUNE 30, 2020	5

Important Information About the PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a portfolio’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolio is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Core Bond (Hedged) Portfolio

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of June 30, 2020†§

United States	53.1%

United Kingdom	8.7%

Japan	7.1%

China	4.0%

Denmark	3.1%

Spain	2.4%

France	2.2%

Cayman Islands	2.1%

Canada	1.9%

Italy	1.8%

Netherlands	1.7%

Saudi Arabia	1.5%

Australia	1.3%

Qatar	1.2%

Germany	1.0%

Short-Term Instruments‡	0.7%

Other	6.2%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2020

	6 Months*	1 Year	5 Years	Inception≈
PIMCO Global Core Bond (Hedged) Portfolio Administrative Class	3.37%	5.14%	4.14%	1.97%
Bloomberg Barclays Global Aggregate (USD Hedged) Index±	3.90%	6.07%	4.44%	4.30%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 05/02/2011.

± Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, were 0.84% for Administrative Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Core Bond (Hedged) Portfolio seeks total return which exceeds that of its benchmark by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to duration in the U.S. contributed to relative performance, as yields decreased.

»	Underweight exposure to investment-grade corporate credit overall contributed to relative performance, as spreads widened, particularly in the first half of the reporting period.

»	Overweight exposure to duration in Denmark contributed to performance, as yields decreased.

»	Positions in non-Agency mortgage-backed securities detracted from performance, as these securities underperformed like duration U.S. Treasuries.

»	Overweight exposure to financials within corporate credit detracted from relative performance, as spreads widened, particularly in the first half of the reporting period.

»	Underweight exposure to duration in the U.K. detracted from relative performance, as yields decreased.

SEMIANNUAL REPORT	JUNE 30, 2020	7

Expense Example PIMCO Global Core Bond (Hedged) Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,033.70	$4.07	$1,000.00	$1,020.72	$4.05	0.81%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	JUNE 30, 2020	9

Financial Highlights PIMCO Global Core Bond (Hedged) Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Loss	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class

01/01/2020 - 06/30/2020+	$9.93	$0.10	$0.23	$0.33	$(0.54)	$0.00	$0.00	$(0.54)

12/31/2019	9.41	0.21	0.53	0.74	(0.22)	0.00	0.00	(0.22)

12/31/2018	9.47	0.18	(0.08)	0.10	(0.16)	0.00	0.00	(0.16)

12/31/2017	9.21	0.15	0.24	0.39	(0.13)	0.00	0.00	(0.13)

12/31/2016	8.77	0.21	0.38	0.59	(0.15)	0.00	0.00	(0.15)

12/31/2015	9.42	0.14	(0.61)	(0.47)	0.00	0.00	(0.18)	(0.18)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Effective October 21, 2016, the Portfolio’s Investment advisory fee was decreased by 0.15% to an annual rate of 0.25% and the Portfolio’s supervisory and administrative fee was decreased by 0.04% to an annual rate of 0.31%.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.72	3.37%	$90,167	0.81	%*	0.81	%*	0.71	%*	0.71	%*	1.98	%*	276%

9.93	7.88	97,876	0.84		0.84		0.71		0.71		2.19		375

9.41	1.05	110,302	0.76		0.76		0.71		0.71		1.87		327

9.47	4.29	107,869	0.76		0.76		0.71		0.71		1.61		292

9.21	6.78	107,052	0.91	(d)	0.91	(d)	0.86	(d)	0.86	(d)	2.31		342

8.77	(5.03)	214,181	0.90		0.90		0.90		0.90		1.50		256

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	11

Statement of Assets and Liabilities PIMCO Global Core Bond (Hedged) Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$143,305
Investments in Affiliates	788
Financial Derivative Instruments
Exchange-traded or centrally cleared	107
Over the counter	428
Cash	68
Deposits with counterparty	1,375
Foreign currency, at value	2,136
Receivable for investments sold	2,664
Receivable for investments sold on a delayed-delivery basis	19
Receivable for TBA investments sold	53,082
Receivable for Portfolio shares sold	20
Interest and/or dividends receivable	594
Dividends receivable from Affiliates	1
Other assets	1
Total Assets	204,588

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$10,985
Payable for sale-buyback transactions	1,541
Payable for short sales	4,524
Financial Derivative Instruments
Exchange-traded or centrally cleared	92
Over the counter	956
Payable for investments purchased	1,809
Payable for investments in Affiliates purchased	1
Payable for investments purchased on a delayed-delivery basis	9
Payable for TBA investments purchased	94,430
Payable for Portfolio shares redeemed	21
Accrued investment advisory fees	18
Accrued supervisory and administrative fees	23
Accrued servicing fees	11
Other liabilities	1
Total Liabilities	114,421

Net Assets	$90,167

Net Assets Consist of:

Paid in capital	$89,431
Distributable earnings (accumulated loss)	736

Net Assets	$90,167

Net Assets:
Administrative Class	$90,167

Shares Issued and Outstanding:
Administrative Class	9,273

Net Asset Value Per Share Outstanding(a):

Administrative Class	$9.72

Cost of investments in securities	$141,802
Cost of investments in Affiliates	$789
Cost of foreign currency held	$2,143
Proceeds received on short sales	$4,517
Cost or premiums of financial derivative instruments, net	$(691)

* Includes repurchase agreements of:	$142

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Core Bond (Hedged) Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)

Investment Income:

Interest, net of foreign taxes*	$1,261
Dividends	2
Dividends from Investments in Affiliates	32
Total Income	1,295

Expenses:

Investment advisory fees	116
Supervisory and administrative fees	144
Servicing fees - Administrative Class	69
Trustee fees	1
Interest expense	47
Miscellaneous expense	1
Total Expenses	378
Waiver and/or Reimbursement by PIMCO	(0)
Net Expenses	378

Net Investment Income (Loss)	917

Net Realized Gain (Loss):

Investments in securities	829
Investments in Affiliates	(73)
Exchange-traded or centrally cleared financial derivative instruments	215
Over the counter financial derivative instruments	720
Short sales	(117)
Foreign currency	(10)

Net Realized Gain (Loss)	1,564

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(485)
Investments in Affiliates	25
Exchange-traded or centrally cleared financial derivative instruments	676
Over the counter financial derivative instruments	166
Short sales	9
Foreign currency assets and liabilities	52

Net Change in Unrealized Appreciation (Depreciation)	443

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,924

* Foreign tax withholdings	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	13

Statements of Changes in Net Assets PIMCO Global Core Bond (Hedged) Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$917	$2,305
Net realized gain (loss)	1,564	2,570
Net change in unrealized appreciation (depreciation)	443	3,407

Net Increase (Decrease) in Net Assets Resulting from Operations	2,924	8,282

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Administrative Class	(4,859)	(2,333)

Total Distributions(a)	(4,859)	(2,333)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(5,774)	(18,375)

Total Increase (Decrease) in Net Assets	(7,709)	(12,426)

Net Assets:

Beginning of period	97,876	110,302
End of period	$90,167	$97,876

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 158.9%

ARGENTINA 0.0%

CORPORATE BONDS & NOTES 0.0%

YPF S.A.
33.088% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	830	$8

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
26.415% (BADLARPP + 2.000%) due 04/03/2022 ~		1,680	14

Autonomous City of Buenos Aires Argentina
29.825% (BADLARPP + 5.000%) due 01/23/2022 ~		200	2

Provincia de Buenos Aires
28.192% due 04/12/2025		340	3

			19

Total Argentina (Cost $109)			27

AUSTRALIA 2.1%

CORPORATE BONDS & NOTES 0.6%

Newcrest Finance Pty. Ltd.
3.250% due 05/13/2030		$100	107

Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026		400	420

			527

SOVEREIGN ISSUES 1.5%

New South Wales Treasury Corp.
2.000% due 03/20/2031	AUD	200	146
3.000% due 02/20/2030		300	239

Northern Territory Treasury Corp.
2.000% due 04/21/2031		200	140

Queensland Treasury Corp.
1.750% due 08/21/2031		150	106
3.500% due 08/21/2030		300	249

South Australia Government Financing Authority
1.750% due 05/24/2032		100	70

Treasury Corp. of Victoria
1.500% due 11/20/2030		300	210
2.500% due 10/22/2029		50	38
4.250% due 12/20/2032		130	117

Western Australian Treasury Corp.
2.750% due 07/24/2029		50	39

			1,354

Total Australia (Cost $1,806)			1,881

BRAZIL 0.4%

CORPORATE BONDS & NOTES 0.4%

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/30/2020 (d)(g)		$101	0

Petrobras Global Finance BV
5.093% due 01/15/2030		341	340
6.125% due 01/17/2022		34	36

Total Brazil (Cost $394)			376

CANADA 2.9%

CORPORATE BONDS & NOTES 0.2%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$92	84

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	100	117

			201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Canadian Mortgage Pools
0.825% (CDOR01 + 0.300%) due 07/01/2020 ~	CAD	137	$101
0.825% (CDOR01 + 0.300%) due 08/01/2020 ~		89	66

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		78	58

			225

SOVEREIGN ISSUES 2.5%

Canada Government Real Return Bond
1.500% due 12/01/2044 (f)		117	119

Canada Housing Trust
2.400% due 12/15/2022 (j)		2,800	2,162

			2,281

Total Canada (Cost $2,726)			2,707

CAYMAN ISLANDS 3.3%

ASSET-BACKED SECURITIES 2.4%

B&M CLO Ltd.
1.906% due 04/16/2026 •		$33	33

Cent CLO Ltd.
2.289% due 10/15/2026 •		300	296

Evans Grove CLO Ltd.
1.291% due 05/28/2028 •		99	98

JMP Credit Advisors CLO Ltd.
1.985% due 01/17/2028 •		285	279

LCM LP
2.175% due 10/20/2027 •		300	295

Monarch Grove CLO
1.871% due 01/25/2028 •		269	265

Sudbury Mill CLO Ltd.
2.285% due 01/17/2026 •		209	208

TICP CLO Ltd.
1.975% due 04/20/2028 •		299	291

Venture CLO Ltd.
2.099% due 04/15/2027 •		99	97

Zais CLO Ltd.
2.369% due 04/15/2028 •		296	294

			2,156

CORPORATE BONDS & NOTES 0.7%

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		135	111

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(c)		745	71

Sands China Ltd.
5.400% due 08/08/2028		200	221

Sunac China Holdings Ltd.
7.875% due 02/15/2022		200	206

			609

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

AREIT Trust
2.805% due 04/14/2037 •		200	201

Total Cayman Islands (Cost $3,456)			2,966

CHILE 0.2%

SOVEREIGN ISSUES 0.2%

Chile Government International Bond
2.450% due 01/31/2031		$200	207

Total Chile (Cost $200)			207

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 6.4%

SOVEREIGN ISSUES 6.4%

China Development Bank
3.050% due 08/25/2026	CNY	1,700	$237
3.180% due 04/05/2026		3,500	493
3.430% due 01/14/2027		1,000	142
3.500% due 08/13/2026		2,000	286
3.680% due 02/26/2026		2,900	419
3.740% due 09/10/2025		1,600	232
3.800% due 01/25/2036		1,000	143
4.040% due 04/10/2027		8,200	1,208
4.040% due 07/06/2028		1,400	207
4.150% due 10/26/2025		400	59
4.240% due 08/24/2027		9,800	1,461
4.880% due 02/09/2028		3,600	560

China Government Bond
2.740% due 08/04/2026		700	99
2.950% due 06/16/2023		300	43
3.220% due 12/06/2025		300	44
3.290% due 10/18/2023		900	130
3.820% due 11/02/2027		100	15

Total China (Cost $5,801)			5,778

DENMARK 5.0%

CORPORATE BONDS & NOTES 5.0%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	5,729	859
1.500% due 10/01/2050		1,389	213

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		5,298	789
1.500% due 10/01/2050		1,212	187
2.000% due 10/01/2050		621	97
3.000% due 10/01/2047		11	2

Nykredit Realkredit A/S
1.000% due 10/01/2050		9,782	1,456
1.500% due 10/01/2037		273	43
1.500% due 10/01/2050		5,405	830
2.500% due 10/01/2036		37	6
2.500% due 10/01/2047		3	0

Realkredit Danmark A/S
2.500% due 04/01/2036		16	2
2.500% due 04/01/2047		25	4

Total Denmark (Cost $4,415)			4,488

FINLAND 0.9%

SOVEREIGN ISSUES 0.9%

Finland Government Bond
0.500% due 04/15/2026 (j)	EUR	300	357
0.875% due 09/15/2025 (j)		400	483

Total Finland (Cost $813)			840

FRANCE 3.5%

CORPORATE BONDS & NOTES 1.3%

Altice France S.A.
7.375% due 05/01/2026		$300	314

BNP Paribas S.A.
3.375% due 01/23/2026	GBP	100	135

Credit Agricole S.A.
2.040% (US0003M + 1.020%) due 04/24/2023 ~		$250	250

Danone S.A.
3.000% due 06/15/2022		200	209

Dexia Credit Local S.A.
1.625% due 10/16/2024		250	260

			1,168

SOVEREIGN ISSUES 2.2%

France Government International Bond
1.500% due 05/25/2050	EUR	150	212

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	15

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 05/25/2048 (j)	EUR	900	$1,403
3.250% due 05/25/2045 (j)		200	373

			1,988

Total France (Cost $2,671)			3,156

GERMANY 1.6%

CORPORATE BONDS & NOTES 1.6%

Deutsche Bank AG
1.846% (US0003M + 1.290%) due 02/04/2021 ~		$150	149
1.913% (US0003M + 0.815%) due 01/22/2021 ~		200	199
2.625% due 02/12/2026	EUR	100	118
3.961% due 11/26/2025 •		$200	210
4.250% due 10/14/2021		500	513

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		200	204

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	100	75

Total Germany (Cost $1,443)			1,468

IRELAND 0.6%

ASSET-BACKED SECURITIES 0.4%

Toro European CLO DAC
0.900% due 10/15/2030 •	EUR	300	333

CORPORATE BONDS & NOTES 0.2%

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		$200	201

Total Ireland (Cost $551)			534

ISRAEL 0.5%

SOVEREIGN ISSUES 0.5%

Israel Government International Bond
3.250% due 01/17/2028		$200	227
3.800% due 05/13/2060		200	233

Total Israel (Cost $406)			460

ITALY 2.8%

CORPORATE BONDS & NOTES 1.2%

Banca Carige SpA
1.218% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	300	339
1.539% due 10/25/2021 •		300	340

UniCredit SpA
7.830% due 12/04/2023		$350	405

			1,084

SOVEREIGN ISSUES 1.6%

Italy Buoni Poliennali Del Tesoro
2.100% due 07/15/2026 (j)	EUR	400	482
2.500% due 11/15/2025 (j)		400	491

Italy Government International Bond
6.000% due 08/04/2028	GBP	300	463

			1,436

Total Italy (Cost $2,486)			2,520

JAPAN 11.4%

CORPORATE BONDS & NOTES 1.9%

Central Nippon Expressway Co. Ltd.
2.362% due 05/28/2021		$500	505

Mitsubishi UFJ Financial Group, Inc.
3.455% due 03/02/2023		300	320

Mizuho Financial Group, Inc.
2.721% due 07/16/2023 •		200	207
3.922% due 09/11/2024 •		300	325

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025 (b)		$200	$200

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	100	114

			1,671

SOVEREIGN ISSUES 9.5%

Development Bank of Japan, Inc.
3.125% due 09/06/2023		$500	540

Japan Bank for International Cooperation
1.750% due 10/17/2024		200	209
3.250% due 07/20/2023		200	216

Japan Finance Organization for Municipalities
2.125% due 04/13/2021		600	607

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	90,894	839
0.100% due 03/20/2029		110,000	1,030
0.100% due 03/20/2030		110,000	1,026
0.400% due 03/20/2036		210,000	1,977
0.500% due 03/20/2049		20,000	182
0.700% due 12/20/2048		134,000	1,284
1.300% due 06/20/2035		30,000	320

Tokyo Metropolitan Government
2.000% due 05/17/2021		$300	304

			8,534

Total Japan (Cost $10,077)			10,205

KUWAIT 0.9%

SOVEREIGN ISSUES 0.9%

Kuwait International Government Bond
3.500% due 03/20/2027		$700	783

Total Kuwait (Cost $695)			783

LITHUANIA 0.4%

SOVEREIGN ISSUES 0.4%

Lithuania Government International Bond
1.100% due 04/26/2027	EUR	100	120
6.125% due 03/09/2021		$200	208

Total Lithuania (Cost $322)			328

LUXEMBOURG 0.8%

CORPORATE BONDS & NOTES 0.8%

Emerald Bay S.A.
0.000% due 10/08/2020 (d)	EUR	286	315

Medtronic Global Holdings S.C.A.
0.000% due 12/02/2022 (d)		200	223

NORD/LB Luxembourg S.A. Covered Bond Bank
2.875% due 02/16/2021		$200	203

Total Luxembourg (Cost $761)			741

MALAYSIA 0.3%

SOVEREIGN ISSUES 0.3%

Malaysia Government International Bond
3.502% due 05/31/2027	MYR	200	49
3.906% due 07/15/2026		200	50

Malaysia Government Investment Issue
4.130% due 07/09/2029		400	102
4.369% due 10/31/2028		200	52

Total Malaysia (Cost $248)			253

NETHERLANDS 2.7%

ASSET-BACKED SECURITIES 1.4%

Babson Euro CLO BV
0.659% due 10/25/2029 •	EUR	240	267

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	250	$280

Jubilee CLO BV
0.442% due 12/15/2029 •		400	447

Ozlme BV
0.820% due 01/18/2030 •		250	279

			1,273

CORPORATE BONDS & NOTES 1.2%

British Transco International Finance BV
0.000% due 11/04/2021 (d)		$200	198

Cooperatieve Rabobank UA
1.144% (US0003M + 0.860%) due 09/26/2023 ~		300	299
3.875% due 09/26/2023		300	328

NXP BV
4.625% due 06/01/2023		200	219

			1,044

		SHARES
PREFERRED SECURITIES 0.1%

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (g)		50,000	60

Total Netherlands (Cost $2,365)			2,377

		PRINCIPAL AMOUNT (000S)
PERU 0.8%

SOVEREIGN ISSUES 0.8%

Peru Government International Bond
5.940% due 02/12/2029	PEN	800	261
6.350% due 08/12/2028		800	267
6.950% due 08/12/2031		500	172

Total Peru (Cost $672)			700

POLAND 0.3%

SOVEREIGN ISSUES 0.3%

Poland Government International Bond
2.250% due 04/25/2022	PLN	900	237

Total Poland (Cost $228)			237

QATAR 2.0%

SOVEREIGN ISSUES 2.0%

Qatar Government International Bond
3.875% due 04/23/2023		$1,000	1,075
4.000% due 03/14/2029		200	231
4.500% due 04/23/2028		400	472

Total Qatar (Cost $1,597)			1,778

RUSSIA 0.1%

SOVEREIGN ISSUES 0.1%

Russia Government International Bond
7.250% due 05/10/2034	RUB	6,200	97

Total Russia (Cost $91)			97

SAUDI ARABIA 2.3%

SOVEREIGN ISSUES 2.3%

Saudi Government International Bond
2.375% due 10/26/2021		$1,000	1,016
2.875% due 03/04/2023		300	314
3.250% due 10/26/2026		200	217
4.000% due 04/17/2025		400	444
4.500% due 04/17/2030		100	118

Total Saudi Arabia (Cost $1,991)			2,109

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SINGAPORE 0.3%

CORPORATE BONDS & NOTES 0.3%

BOC Aviation Ltd.
2.750% due 09/18/2022		$200	$201

DBS Bank Ltd.
3.300% due 11/27/2021		100	104

Total Singapore (Cost $299)			305

SOUTH KOREA 1.3%

SOVEREIGN ISSUES 1.3%

Korea Government International Bond
2.125% due 06/10/2027	KRW	125,000	110
2.375% due 12/10/2027		150,000	134
2.375% due 12/10/2028		630,000	567
2.625% due 06/10/2028		250,000	229
5.500% due 03/10/2028		150,000	163

Total South Korea (Cost $1,225)			1,203

SPAIN 3.9%

CORPORATE BONDS & NOTES 0.5%

Merlin Properties Socimi S.A.
2.225% due 04/25/2023	EUR	400	455

		SHARES
PREFERRED SECURITIES 0.2%

Banco Santander S.A.
6.250% due 09/11/2021 •(g)(h)		200,000	216

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 3.2%

Autonomous Community of Catalonia
4.900% due 09/15/2021		50	59

Spain Government International Bond
0.250% due 07/30/2024		500	573
0.500% due 04/30/2030		100	114
1.250% due 10/31/2030		900	1,091
1.400% due 07/30/2028 (j)		600	738
1.450% due 04/30/2029 (j)		100	123
2.700% due 10/31/2048		100	152

			2,850

Total Spain (Cost $3,433)			3,521

SWITZERLAND 1.4%

CORPORATE BONDS & NOTES 1.4%

Credit Suisse AG
6.500% due 08/08/2023 (h)		$200	219

Credit Suisse Group AG
4.282% due 01/09/2028		250	280
7.125% due 07/29/2022 •(g)(h)		300	309

UBS AG
2.450% due 12/01/2020		200	202
5.125% due 05/15/2024 (h)		200	218

Total Switzerland (Cost $1,208)			1,228

UNITED ARAB EMIRATES 0.7%

SOVEREIGN ISSUES 0.7%

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		$200	219
3.125% due 04/16/2030		200	221
3.875% due 04/16/2050		200	237

Total United Arab Emirates (Cost $639)			677

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 14.0%

CORPORATE BONDS & NOTES 9.0%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$500	$545

Barclays PLC
1.822% (US0003M + 1.430%) due 02/15/2023 ~		300	299
4.610% due 02/15/2023 •		300	316
4.972% due 05/16/2029 •		200	234
7.125% due 06/15/2025 •(g)(h)	GBP	200	246
8.000% due 12/15/2020 •(g)(h)	EUR	200	226

British Telecommunications PLC
9.625% due 12/15/2030		$100	164

HSBC Holdings PLC
3.000% due 07/22/2028 •	GBP	100	132

Lloyds Bank PLC
4.875% due 03/30/2027		500	787
5.125% due 03/07/2025		400	597

Lloyds Banking Group PLC
3.900% due 03/12/2024		$200	219
4.582% due 12/10/2025		200	222
7.500% due 06/27/2024 •(g)(h)		200	208

Marks & Spencer PLC
3.000% due 12/08/2023	GBP	100	125

Nationwide Building Society
2.000% due 01/27/2023		$200	206
4.302% due 03/08/2029 •		400	454

Natwest Markets PLC
0.625% due 03/02/2022	EUR	600	672

NatWest Markets PLC
1.000% due 05/28/2024		100	112

Royal Bank of Scotland Group PLC
1.847% (US0003M + 1.550%) due 06/25/2024 ~		$500	500
6.100% due 06/10/2023		300	332
7.500% due 08/10/2020 •(g)(h)		200	201

Santander UK Group Holdings PLC
2.875% due 08/05/2021		300	307
2.920% due 05/08/2026 •	GBP	100	129
4.796% due 11/15/2024 •		$600	664

Tesco Property Finance PLC
5.744% due 04/13/2040	GBP	48	80

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		100	129

			8,106

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.4%

Alba PLC
0.922% due 11/25/2042		303	354

Durham Mortgages B PLC
0.856% due 03/31/2054 •		240	296

Eurosail PLC
1.143% (BP0003M + 0.950%) due 06/13/2045 ~		438	536

Hawksmoor Mortgages
1.287% due 05/25/2053 •		359	445

Lanark Master Issuer PLC
1.073% due 12/22/2069 •		152	189

Newgate Funding PLC
0.323% due 12/15/2050 •		39	48

Ripon Mortgages PLC
1.056% due 08/20/2056 •		480	593

RMAC Securities PLC
0.368% due 06/12/2044 •		253	296

Silverstone Master Issuer PLC
1.235% due 01/21/2070 •		146	182

Southern Pacific Financing PLC
0.382% due 06/10/2043 •		69	83

Towd Point Mortgage Funding
1.392% due 07/20/2045 •		377	466

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Funding PLC
1.056% (BP0003M + 0.800%) due 02/20/2045 ~	GBP	157	$193
1.677% due 10/20/2051 •		238	295

			3,976

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~		250	48

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.5%

United Kingdom Gilt
0.625% due 10/22/2050		100	124
1.750% due 01/22/2049		200	320

			444

Total United Kingdom (Cost $13,113)			12,574

UNITED STATES 84.8%

ASSET-BACKED SECURITIES 5.9%

Argent Securities Trust
0.335% due 07/25/2036 •		$366	148
0.345% due 05/25/2036 •		644	234

Bear Stearns Asset-Backed Securities Trust
0.505% due 01/25/2047 •		5	5

Countrywide Asset-Backed Certificates
0.325% due 07/25/2037 ^•		162	151
0.325% due 07/25/2037 •		65	57
4.642% due 07/25/2036 ~		18	18

Countrywide Asset-Backed Certificates Trust
1.435% due 07/25/2035 •		700	575

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.626% due 03/25/2037 ^þ		262	139

DT Auto Owner Trust
1.140% due 01/16/2024		200	200

First Franklin Mortgage Loan Trust
1.460% due 07/25/2034 •		102	101

GSAA Home Equity Trust
0.635% due 08/25/2037 •		38	38

Home Equity Mortgage Loan Asset-Backed Trust
0.425% due 04/25/2037 •		272	196

MASTR Asset-Backed Securities Trust
0.395% due 05/25/2037 •		300	283

Morgan Stanley ABS Capital, Inc. Trust
0.415% due 10/25/2036 •		581	343

Morgan Stanley Mortgage Loan Trust
6.000% due 02/25/2037 ^~		26	24

New Century Home Equity Loan Trust
3.556% due 06/20/2031 ~		397	392

NovaStar Mortgage Funding Trust
0.315% due 03/25/2037 •		567	409

Option One Mortgage Loan Trust
0.325% due 03/25/2037 •		68	59

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ		366	174

Soundview Home Loan Trust
0.435% due 11/25/2036 •		300	267

Structured Asset Investment Loan Trust
1.910% due 10/25/2034 •		232	223

Terwin Mortgage Trust
1.125% due 11/25/2033 •		5	5

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		903	952

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		300	320

			5,313

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	17

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 12.1%

AbbVie, Inc.
2.900% due 11/06/2022		$300	$315
5.000% due 12/15/2021		200	210

American Tower Corp.
3.800% due 08/15/2029		200	228

AT&T, Inc.
1.100% (US0003M + 0.750%) due 06/01/2021 ~		200	201
1.498% (US0003M + 1.180%) due 06/12/2024 ~		200	201
1.800% due 09/05/2026	EUR	200	235
2.169% (US0003M + 0.950%) due 07/15/2021 ~		$400	403

Baker Hughes a GE Co. LLC
2.773% due 12/15/2022		100	104

Bayer U.S. Finance LLC
0.927% (US0003M + 0.630%) due 06/25/2021 ~		200	200
4.250% due 12/15/2025		300	345

BMW U.S. Capital LLC
3.400% due 08/13/2021		100	103

Broadcom, Inc.
3.459% due 09/15/2026		100	108

Charter Communications Operating LLC
4.464% due 07/23/2022		500	533
6.384% due 10/23/2035		200	264

Constellation Brands, Inc.
2.875% due 05/01/2030		200	212

D.R. Horton, Inc.
4.375% due 09/15/2022		100	106

Dominion Energy Gas Holdings LLC
0.913% (US0003M + 0.600%) due 06/15/2021 ~		100	100

Energy Transfer Operating LP
4.650% due 06/01/2021		300	307

Fiserv, Inc.
2.750% due 07/01/2024		300	320

Ford Motor Credit Co. LLC
2.191% (US0003M + 0.880%) due 10/12/2021 ~		300	285
3.021% due 03/06/2024	EUR	200	216
5.750% due 02/01/2021		$200	202

GATX Corp.
1.261% (US0003M + 0.720%) due 11/05/2021 ~		400	395

General Mills, Inc.
1.716% (US0003M + 0.540%) due 04/16/2021 ~		100	100

General Motors Financial Co., Inc.
2.170% (US0003M + 0.850%) due 04/09/2021 ~		100	99

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		300	349

Harley-Davidson Financial Services, Inc.
1.284% (US0003M + 0.940%) due 03/02/2021 ~		100	99

International Lease Finance Corp.
8.250% due 12/15/2020		300	307

Komatsu Finance America, Inc.
2.437% due 09/11/2022		300	308

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	200	247

Nissan Motor Acceptance Corp.
2.800% due 01/13/2022		$100	99

Northwell Healthcare, Inc.
4.260% due 11/01/2047		100	112

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		300	326

Public Service Enterprise Group, Inc.
2.000% due 11/15/2021		100	102

Rio Oil Finance Trust
9.250% due 07/06/2024		267	274

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spirit AeroSystems, Inc.
1.113% (US0003M + 0.800%) due 06/15/2021 ~	$100	$93
3.950% due 06/15/2023	200	170

VEREIT Operating Partnership LP
4.875% due 06/01/2026	400	444

Verizon Communications, Inc.
2.625% due 08/15/2026	100	109
4.125% due 03/16/2027	100	118
4.329% due 09/21/2028	99	119

Volkswagen Group of America Finance LLC
1.204% (US0003M + 0.770%) due 11/13/2020 ~	200	200
1.375% (US0003M + 0.940%) due 11/12/2021 ~	200	199
4.000% due 11/12/2021	200	208

Walt Disney Co.
1.750% due 01/13/2026	100	103
2.650% due 01/13/2031	100	106

Wells Fargo & Co.
2.130% (US0003M + 1.110%) due 01/24/2023 ~	300	302

WRKCo, Inc.
3.750% due 03/15/2025	100	111

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	300	312
3.375% due 11/30/2021	300	309

		10,918

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

CenturyLink, Inc.
2.428% (LIBOR03M + 2.250%) due 03/15/2027 ~	77	73

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.8%

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053	200	216

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	376	385

Banc of America Funding Trust
0.400% due 04/20/2047 ^•	99	88
6.000% due 07/25/2037 ^	80	77

BCAP LLC Trust
0.395% due 05/25/2047 •	142	127

Chase Mortgage Finance Trust
3.386% due 07/25/2037 ~	9	8
3.687% due 03/25/2037 ^~	49	47

Citigroup Mortgage Loan Trust
3.882% due 04/25/2037 ^~	55	46

Citigroup Mortgage Loan Trust, Inc.
4.030% due 08/25/2035 ^~	1,036	927

Countrywide Home Loan Mortgage Pass-Through Trust
6.250% due 09/25/2036 ^	50	34

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.335% due 02/25/2047 •	226	152

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.945% due 02/25/2036 ^þ	77	76

GreenPoint Mortgage Funding Trust
0.645% due 06/25/2045 •	63	52

JPMorgan Alternative Loan Trust
3.404% due 12/25/2036 ~	16	15

Merrill Lynch Mortgage Investors Trust
3.663% due 03/25/2036 ^~	157	105

Morgan Stanley Mortgage Loan Trust
3.381% due 05/25/2036 ^~	92	67
4.114% due 09/25/2035 ^~	61	35

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	191	202

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	277	291

PHH Alternative Mortgage Trust
6.000% due 05/25/2037 ^	56	52

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prime Mortgage Trust
6.000% due 06/25/2036 ^	$73	$70

Ready Capital Mortgage Financing LLC
2.350% due 02/25/2035 •	200	201

Residential Accredit Loans, Inc. Trust
0.315% due 02/25/2037 •	41	41

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^	43	41

Structured Asset Mortgage Investments Trust
0.415% due 02/25/2036 •	15	15

Structured Asset Securities Corp.
0.465% due 01/25/2036 •	45	40

WaMu Mortgage Pass-Through Certificates Trust
3.824% due 09/25/2036 ~	27	24

		3,434

	SHARES
PREFERRED SECURITIES 0.3%

AT&T, Inc.
2.875% due 03/02/2025 •(g)	100,000	107

Bank of America Corp.
5.875% due 03/15/2028 •(g)	200,000	205

		312

	PRINCIPAL AMOUNT (000s)
U.S. GOVERNMENT AGENCIES 54.5%

Fannie Mae
0.585% due 06/25/2036 •	8	8
3.500% due 01/01/2059	179	195

Freddie Mac
0.720% due 01/15/2038 •	134	134
3.000% due 02/01/2046	572	606
3.390% due 01/15/2038 ~(a)	134	7
3.500% due 11/01/2047 - 04/01/2048	693	732
4.062% due 09/01/2037 •	266	280

Ginnie Mae
1.083% due 09/20/2066 •	574	579
4.233% due 09/20/2066 ~	420	456

Uniform Mortgage-Backed Security
3.000% due 10/01/2049 - 03/01/2050	690	734
3.500% due 10/01/2034 - 02/01/2050	369	396

Uniform Mortgage-Backed Security, TBA
2.000% due 07/01/2050 - 09/01/2050	2,100	2,139
2.500% due 07/01/2050 - 09/01/2050	10,900	11,318
3.500% due 08/01/2050	11,400	11,991
4.000% due 07/01/2050	18,500	19,603

		49,178

U.S. TREASURY OBLIGATIONS 8.1%

U.S. Treasury Inflation Protected Securities (f)(j)
0.125% due 04/15/2022	527	535
0.375% due 07/15/2025	1,882	2,012
0.500% due 01/15/2028	1,040	1,140
0.625% due 01/15/2026	907	983

U.S. Treasury Notes
2.625% due 06/15/2021 (m)	200	205
2.875% due 04/30/2025 (j)	2,200	2,474

		7,349

Total United States (Cost $75,349)		76,577

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (i) 0.2%
		142

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
30.365% due 08/28/2020 ~	ARS	486	$5

U.S. TREASURY BILLS 0.1%
0.159% due 09/03/2020 (d)(e)(m)		$57	57

Total Short-Term Instruments (Cost $212)			204

Total Investments in Securities (Cost $141,802)			143,305

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.9%

SHORT-TERM INSTRUMENTS 0.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.9%

PIMCO Short Asset Portfolio	67,925	$678

PIMCO Short-Term Floating NAV Portfolio III	11,191	110

Total Short-Term Instruments (Cost $789)		788

Total Investments in Affiliates (Cost $789)		788

Total Investments 159.8% (Cost $142,591)		$144,093

Financial Derivative Instruments (k)(l) (0.6)% (Cost or Premiums, net $(691))		(513)

Other Assets and Liabilities, net (59.2)%		(53,413)

Net Assets 100.0%		$90,167

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.730%	01/22/2020	TBD	(2)	GBP	115	United Kingdom Gilt 1.750% due 01/22/2049	$(160)	$142	$142

Total Repurchase Agreements								$(160)	$142	$142

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
BPS	(0.410)%	05/27/2020	08/20/2020	EUR	(1,071)	$(1,203)
	(0.400)	07/01/2020	08/20/2020		(334)	(375)
	(0.380)	05/27/2020	08/20/2020		(761)	(855)
	(0.380)	07/01/2020	08/20/2020		(217)	(243)
	(0.300)	03/25/2020	08/20/2020		(735)	(825)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	19

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
BSN	0.240%	04/13/2020	07/13/2020		$(3,613)	$(3,615)
GRE	0.230	04/13/2020	07/23/2020		(1,975)	(1,976)
IND	0.200	06/12/2020	07/13/2020		(1,406)	(1,407)
JML	(0.400)	06/12/2020	08/20/2020	EUR	(433)	(486)

Total Reverse Repurchase Agreements						$(10,985)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)		Payable for Sale-Buyback Transactions
TOR	0.250%	06/30/2020	07/14/2020	CAD	(2,099)	$(1,541)

Total Sale-Buyback Transactions						$(1,541)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
Canada (0.8)%
Sovereign Issues (0.8)%
Canada Government International Bond	2.750%	12/01/2048	CAD	700	$(739)	$(742)

Total Canada (Cost $(739))						(742)

United States (4.2)%
U.S. Government Agencies (4.2)%
Uniform Mortgage-Backed Security, TBA	3.000%	08/01/2050		$1,500	(1,577)	(1,577)
Uniform Mortgage-Backed Security, TBA	3.000	09/01/2050		2,000	(2,095)	(2,100)
Uniform Mortgage-Backed Security, TBA	3.500	07/01/2035		100	(106)	(105)

Total United States					(3,778)	(3,782)

Total Short Sales (5.0)%					$(4,517)	$(4,524)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPS	$142	$(3,501)	$0	$0	$(3,359)	$3,401	$42
BSN	0	(3,615)	0	0	(3,615)	3,614	(1)
GRE	0	(1,976)	0	0	(1,976)	2,012	36
IND	0	(1,407)	0	0	(1,407)	1,518	111
JML	0	(486)	0	0	(486)	491	5

Master Securities Forward Transaction Agreement
TOR	0	0	(1,541)	(742)	(2,283)	1,544	(739)

Total Borrowings and Other Financing Transactions	$142	$(10,985)	$(1,541)	$(742)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(3,369)	$0	$(3,369)
U.S. Treasury Obligations	0	(6,998)	0	0	(6,998)

Total	$0	$(6,998)	$(3,369)	$0	$(10,367)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
Sovereign Issues	$0	$(1,541)	$0	$0	$(1,541)

Total	$0	$(1,541)	$0	$0	$(1,541)

Total Borrowings	$0	$(8,539)	$(3,369)	$0	$(11,908)

Payable for reverse repurchase agreements and sale-buyback financing transactions (6)					$(11,908)

(j)	Securities with an aggregate market value of $12,742 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(10,349) at a weighted average interest rate of 0.563%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Payable for short sales includes $1 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(6)	Unsettled reverse repurchase agreements liability of $(618) is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CME 90-Day Eurodollar June 2022 Futures	$99.750	06/13/2022	7	$18	$1	$4
Call - CME 90-Day Eurodollar March 2022 Futures	99.750	03/14/2022	4	10	1	2

Total Purchased Options					$2	$6

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note September Futures	09/2020	25	$2,020	$1	$0	$0
Euro-Bobl September Futures	09/2020	11	1,668	5	0	(1)
Euro-BTP Italy Government Bond September Futures	09/2020	38	6,143	196	24	(5)
Euro-Buxl 30-Year Bond September Futures	09/2020	3	741	13	0	(4)
Japan Government 10-Year Bond September Futures	09/2020	2	2,815	0	0	(4)
U.S. Treasury 2-Year Note September Futures	09/2020	8	1,767	0	0	0
U.S. Treasury 5-Year Note September Futures	09/2020	33	4,149	9	0	(1)
U.S. Treasury 10-Year Note September Futures	09/2020	11	1,531	7	0	(2)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2020	16	3,491	(1)	0	(16)

				$230	$24	$(33)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond September Futures	09/2020	1	$(103)	$(2)	$0	$0
Canada Government 10-Year Bond September Futures	09/2020	24	(2,719)	(4)	6	0
Euro-Bund 10-Year Bond September Futures	09/2020	23	(4,561)	(39)	4	0
Euro-OAT France Government 10-Year Bond September Futures	09/2020	9	(1,695)	(23)	1	0
Euro-Schatz September Futures	09/2020	107	(13,481)	(6)	3	0
United Kingdom Long Gilt September Futures	09/2020	9	(1,535)	1	2	(2)

				$(73)	$16	$(2)

Total Futures Contracts				$157	$40	$(35)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	21

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.078%	EUR	200	$(6)	$5	$(1)	$0	$0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.040	$	400	(11)	9	(2)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.080	EUR	300	(5)	3	(2)	0	0

							$(22)	$17	$(5)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Marks & Spencer PLC	1.000%	Quarterly	06/20/2023	2.654%	EUR	200	$(6)	$(5)	$(11)	$0	$0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.802		200	(6)	9	3	0	(1)

							$(12)	$4	$(8)	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-33 10-Year Index	(1.000)%	Quarterly	12/20/2029	$	2,800	$4	$21	$25	$0	$(4)
CDX.IG-34 5-Year Index	(1.000)	Quarterly	06/20/2025		2,300	(30)	3	(27)	0	(3)
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	500	(4)	4	0	0	(3)
iTraxx Europe Main 32 10-Year Index	(1.000)	Quarterly	12/20/2029		300	(5)	7	2	0	(2)

						$(35)	$35	$0	$0	$(12)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-33 5-Year Index	1.000%	Quarterly	06/20/2025	$	570	$(66)	$39	$(27)	$1	$0

						$(66)	$39	$(27)	$1	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$	22,800	$0	$(2)	$(2)	$0	$0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		6,900	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		1,200	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		900	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		4,700	0	1	1	0	(1)
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		3,600	0	1	1	0	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024		700	0	0	0	0	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024		2,400	0	1	1	0	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024		600	0	0	0	0	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024		1,800	0	0	0	0	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029		700	0	0	0	0	0

						$0	$1	$1	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.905%	Quarterly	12/03/2039	GBP	200	$0	$(15)	$(15)	$0	$0
Pay	1-Year BRL-CDI	8.880	Maturity	01/04/2021	BRL	200	0	3	3	0	0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	700	0	6	6	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		200	1	2	3	0	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		1,700	0	27	27	0	(1)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		500	(4)	18	14	0	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	2.500%	Semi-Annual	06/19/2029	CAD	1,500	$52	$97	$149	$0	$(2)
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		600	0	30	30	0	(1)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		1,600	21	78	99	0	(3)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		1,500	(30)	82	52	0	(3)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		500	4	120	124	0	(2)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		200	0	44	44	0	(1)
Receive(6)	3-Month CNY-CNREPOFIX	2.180	Quarterly	09/16/2025	CNY	6,800	0	8	8	1	0
Pay(6)	3-Month GBP-LIBOR	1.080	Quarterly	12/03/2039	GBP	200	0	17	17	1	0
Pay	3-Month SEK-STIBOR	1.000	Annual	06/19/2029	SEK	1,100	4	4	8	0	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		1,700	10	(31)	(21)	0	0
Pay(6)	3-Month USD-LIBOR	1.450	Semi-Annual	08/10/2021		3,600	41	2	43	0	0
Pay(6)	3-Month USD-LIBOR	1.450	Semi-Annual	08/13/2021		3,600	41	2	43	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		1,900	7	(43)	(36)	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		4,100	(57)	(83)	(140)	0	0
Receive(6)	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		1,300	0	(42)	(42)	0	0
Receive(6)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		1,050	0	(32)	(32)	0	0
Receive(6)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		1,400	0	(41)	(41)	1	0
Receive(6)	3-Month USD-LIBOR	1.360	Semi-Annual	09/17/2024		700	0	(23)	(23)	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		1,200	8	(73)	(65)	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		4,000	(176)	(9)	(185)	2	0
Receive(6)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		700	(21)	(1)	(22)	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		600	45	(127)	(82)	1	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		300	7	(32)	(25)	1	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		3,000	(54)	(244)	(298)	6	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		2,100	(10)	(277)	(287)	5	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		400	(24)	0	(24)	1	0
Pay	3-Month USD-LIBOR	1.854	Semi-Annual	05/15/2045		700	0	154	154	0	(5)
Pay	3-Month USD-LIBOR	1.857	Semi-Annual	05/15/2045		200	0	44	44	0	(1)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2049		1,000	(17)	241	224	0	(9)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		1,500	(287)	50	(237)	14	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	2,900	1	14	15	0	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030	AUD	900	(19)	(6)	(25)	0	(1)
Pay	6-Month CHF-LIBOR	0.530	Annual	06/30/2025	CHF	1,300	0	1	1	1	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	1,600	0	7	7	0	0
Pay(6)	6-Month EUR-EURIBOR	0.339	Annual	12/11/2021	EUR	600	0	1	1	0	0
Receive(6)	6-Month EUR-EURIBOR	0.300	Annual	12/15/2022		5,200	(8)	(6)	(14)	0	(1)
Pay(6)	6-Month EUR-EURIBOR	0.150	Annual	12/15/2025		4,600	36	19	55	2	0
Pay(6)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		600	20	30	50	1	0
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	12/15/2030		5,500	228	40	268	8	0
Receive(6)	6-Month EUR-EURIBOR	0.000	Annual	09/16/2050		200	5	(5)	0	0	0
Receive(6)	6-Month EUR-EURIBOR	0.600	Annual	12/15/2050		1,150	(217)	(19)	(236)	2	0
Pay(6)	6-Month GBP-LIBOR	0.250	Semi-Annual	12/16/2022	GBP	300	0	1	1	0	0
Pay(6)	6-Month GBP-LIBOR	0.500	Semi-Annual	12/16/2025		1,900	21	10	31	3	0
Receive	6-Month GBP-LIBOR	0.500	Semi-Annual	06/17/2050		400	5	(19)	(14)	0	(2)
Pay(6)	6-Month GBP-LIBOR	0.500	Semi-Annual	12/16/2050		400	9	5	14	2	0
Pay(6)	6-Month GBP-LIBOR	0.722	Semi-Annual	02/26/2051		70	0	8	8	0	0
Receive	6-Month JPY-LIBOR	0.035	Semi-Annual	11/29/2029	JPY	40,000	(2)	2	0	0	0
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		140,000	3	(48)	(45)	5	0
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		60,000	(6)	37	31	0	(4)
Pay	28-Day MXN-TIIE	5.825	Lunar	01/12/2023	MXN	6,700	(30)	40	10	0	0
Pay	UKRPI	3.386	Maturity	01/15/2030	GBP	100	0	2	2	0	(1)
Pay	UKRPI	3.436	Maturity	02/15/2030		100	0	2	2	0	(1)
Pay	UKRPI	3.450	Maturity	02/15/2030		300	0	8	8	0	(2)
Pay	UKRPI	3.453	Maturity	02/15/2030		500	0	13	13	0	(3)

							$(393)	$93	$(300)	$58	$(43)

Total Swap Agreements							$(528)	$189	$(339)	$59	$(57)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$6	$40	$61	$107	$0	$(35)	$(57)	$(92)

Cash of $1,375 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	23

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information
(7)	Unsettled variation margin asset of $2 for closed swap agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2020	RUB	7,984		$115	$3	$0
	07/2020		$1,736	JPY	185,442	0	(18)
	08/2020	JPY	185,442		$1,736	18	0
	08/2020		$5	RUB	326	0	0
	09/2020	CNH	27,475		$3,835	0	(36)
	09/2020	IDR	594,828		41	1	0
	09/2020	ILS	177		52	0	0
	09/2020		$44	TWD	1,310	1	0

BPS	07/2020	AUD	7		$5	0	0
	07/2020	BRL	91		17	0	0
	07/2020	DKK	405		59	0	(2)
	07/2020	GBP	454		579	16	0
	07/2020	RUB	4,992		72	2	0
	07/2020		$93	AUD	135	0	0
	07/2020		17	BRL	91	0	0
	07/2020		890	EUR	790	1	(4)
	07/2020		52	RUB	3,792	2	(1)
	08/2020	EUR	76		$85	0	0
	08/2020		$6	RUB	441	0	0
	09/2020	CNH	2,960		$411	0	(6)
	09/2020	HKD	275		35	0	(1)
	09/2020	IDR	304,605		21	0	0
	09/2020	MYR	1,096		255	0	0
	09/2020		$105	IDR	1,484,442	0	(4)

BRC	07/2020	RUB	1,386		$20	1	0
	09/2020		$384	HKD	3,011	4	0

CBK	07/2020	DKK	28,255		$4,118	0	(142)
	07/2020	EUR	349		392	0	0
	07/2020	PEN	1,333		388	11	0
	07/2020	SEK	30		3	0	0
	07/2020		$78	CHF	74	0	0
	07/2020		1,100	DKK	7,280	2	(4)
	07/2020		174	EUR	154	0	(2)
	07/2020		360	PEN	1,262	0	(4)
	08/2020	PEN	648		$190	7	0
	08/2020		$103	PEN	365	0	(1)
	08/2020		22	RUB	1,526	0	(1)
	09/2020	CNH	5,750		$807	0	(3)
	09/2020	KRW	1,438,821		1,168	0	(32)
	09/2020	PEN	605		177	6	0
	09/2020		$52	CNH	372	1	0
	10/2020	DKK	7,280		$1,102	4	(2)
	12/2020	PEN	897		254	2	0

DUB	07/2020	BRL	91		17	0	0
	07/2020		$17	BRL	91	0	(1)
	08/2020	BRL	91		$17	1	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
FBF	09/2020	HKD	475		$61	$0	$0

GLM	07/2020	DKK	530		78	0	(2)
	07/2020	GBP	5,915		7,296	0	(34)
	07/2020		$91	GBP	72	0	(1)
	07/2020		207	MXN	5,148	17	0
	07/2020		11	RUB	794	1	0
	08/2020		19		1,325	0	(1)
	09/2020	CNH	406		$57	0	0
	09/2020		$49	CNH	346	0	0

HUS	07/2020	AUD	700		$484	1	0
	07/2020	CAD	3,850		2,799	1	(37)
	07/2020	EUR	802		902	2	0
	07/2020	GBP	109		138	3	0
	07/2020	NOK	660		68	0	(1)
	07/2020	NZD	373		240	0	(1)
	07/2020	PEN	402		117	4	0
	07/2020		$144	AUD	210	0	0
	07/2020		453	CAD	616	2	(1)
	07/2020		45	CHF	43	0	0
	07/2020		166	EUR	148	0	0
	07/2020		25	GBP	20	0	0
	07/2020		135	NOK	1,280	0	(2)
	07/2020		6	RUB	414	0	0
	07/2020		101	SEK	935	0	(1)
	08/2020	CAD	277		$202	0	(2)
	08/2020	GBP	6,386		7,831	0	(83)
	08/2020	SEK	345		37	0	0
	09/2020	CNY	6,567		916	0	(9)
	09/2020	PLN	406		103	1	0

JPM	07/2020	CAD	51		37	0	0
	07/2020	DKK	330		48	0	(2)
	07/2020	RUB	208		3	0	0
	07/2020		$511	DKK	3,372	0	(2)
	07/2020		325	JPY	35,000	0	(1)
	07/2020	ZAR	171		$10	0	0
	08/2020	CAD	1,965		1,438	0	(9)
	08/2020	RUB	3,344		48	1	0
	08/2020		$66	NOK	645	1	0
	08/2020		12	RUB	829	0	0
	09/2020	IDR	522,950		$36	1	0
	10/2020	DKK	3,372		512	2	0

MYI	07/2020	AUD	2,090		1,387	0	(56)
	07/2020	CHF	477		497	0	(6)
	07/2020	NOK	65		7	0	0
	07/2020		$1,483	AUD	2,241	64	0
	07/2020		1,535	CAD	2,097	10	0
	07/2020		1,664	DKK	11,027	1	(2)
	07/2020		487	EUR	430	0	(4)
	07/2020		2,168	JPY	231,894	0	(20)
	07/2020		490	NZD	756	0	(2)
	08/2020	CAD	2,097		$1,536	0	(10)
	08/2020	JPY	231,894		2,169	20	0
	08/2020		$278	CHF	264	1	0
	09/2020	PLN	519		$132	1	0
	10/2020	DKK	14,806		2,239	4	(1)
	06/2021		$8	EUR	6	0	(1)

SCX	07/2020	EUR	8,007		$8,912	0	(84)
	07/2020		$1,583	AUD	2,301	5	0
	07/2020		3	CLP	2,352	0	0
	07/2020		56	EUR	50	0	0
	08/2020	AUD	2,301		$1,583	0	(5)
	08/2020	EUR	7,586		8,526	0	(3)
	09/2020	HKD	2,766		352	0	(5)

SOG	07/2020		$599	DKK	3,975	0	0
	10/2020	DKK	3,976		$600	0	0

SSB	10/2020		$50	DKK	330	0	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	25

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
TOR	07/2020	AUD	2,090		$1,389	$0	$(53)
	07/2020	JPY	693,362		6,441	19	0
	07/2020		$832	CAD	1,136	4	0
	07/2020		1,404	JPY	150,126	0	(13)
	08/2020	CAD	1,136		$832	0	(4)
	08/2020	JPY	150,126		1,404	13	0

UAG	07/2020		70,220		652	1	0
	07/2020		$1,532	CAD	2,097	12	0
	07/2020		1,507	JPY	161,121	0	(15)
	07/2020		22	RUB	1,585	0	0
	08/2020	JPY	161,121		$1,508	15	0
	08/2020		$15	RUB	1,078	0	0

Total Forward Foreign Currency Contracts						$290	$(737)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Call - OTC EUR versus USD	$1.163	09/15/2020	401	$3	$2
	Call - OTC EUR versus USD	1.163	01/29/2021	403	5	5

					$8	$7

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175%	09/15/2021	300	$ 12	$3

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	200	8	2

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	400	30	9

GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.860	02/26/2021	150	9	4

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	300	22	6
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	200	8	2

							$ 89	$26

Total Purchased Options							$ 97	$33

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	08/19/2020	100	$0	$0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	100	0	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	08/19/2020	200	0	0
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.550	09/16/2020	200	0	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	09/16/2020	200	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	09/16/2020	200	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	09/16/2020	200	(1)	(1)

BPS	Put - OTC CDX.HY-34 5-Year Index	Sell	92.000	08/19/2020	100	(1)	(1)
	Call - OTC CDX.HY-34 5-Year Index	Buy	105.000	08/19/2020	100	(1)	0
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	08/19/2020	200	0	0
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.625	08/19/2020	100	0	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	400	(1)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	08/19/2020	100	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	09/16/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.100	09/16/2020	400	(1)	(1)

DUB	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.550	08/19/2020	200	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	08/19/2020	200	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	300	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	300	(1)	(1)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.550	09/16/2020	200	0	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	09/16/2020	200	0	0

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	08/19/2020	200	$0	$0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	200	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	09/16/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.100	09/16/2020	400	(1)	(1)

JPM	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	200	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	200	(1)	(1)

						$(9)	$(8)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC EUR versus USD	$	1.105	09/15/2020	401	$(3)	$(2)
	Put - OTC EUR versus USD		1.093	01/29/2021	403	(5)	(5)

						$(8)	$(7)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	2,500	$(13)	$0

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	1,700	(8)	0

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	3,300	(29)	(1)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	08/06/2020	3,600	(5)	(44)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	08/11/2020	3,600	(5)	(44)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.780	02/26/2021	450	(10)	(3)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	100	(3)	(3)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/28/2020	200	(8)	(7)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	100	(3)	(3)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	2,500	(22)	0
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	1,600	(7)	0
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	100	(3)	(3)

							$ (116)	$(108)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	3-Month USD-LIBOR	10/07/2022	1,750	$(2)	$(3)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	3-Month USD-LIBOR	10/08/2022	1,000	(1)	(1)

						$(3)	$(4)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2050	$	101.000	07/07/2020	100	$(1)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2050		100.625	08/06/2020	100	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050		102.219	08/06/2020	100	0	0

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050		102.133	08/06/2020	500	(2)	(1)

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2050		100.398	07/07/2020	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2050		100.457	07/07/2020	300	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2050		100.723	07/07/2020	300	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2050		100.438	08/06/2020	200	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050		100.789	07/07/2020	400	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050		100.867	07/07/2020	300	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050		102.504	07/07/2020	400	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050		102.531	07/07/2020	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050		102.563	08/06/2020	100	(1)	0

						$(18)	$(3)

Total Written Options						$(154)	$(130)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	27

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BPS	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.060%	$	500	$(18)	$9	$0	$(9)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.161		400	(10)	0	0	(10)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.238		200	(4)	(1)	0	(5)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.060		400	(14)	7	0	(7)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.161		500	(12)	(1)	0	(13)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.060		100	(3)	1	0	(2)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.238		300	(6)	(1)	0	(7)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.060		400	(14)	6	0	(8)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.161		200	(5)	0	0	(5)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.161		200	(5)	0	0	(5)

								$(91)	$20	$0	$(71)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	06/20/2024	2.786%	$	200	$(9)	$(5)	$0	$(14)

JPM	AP Moller -Maersk	1.000	Quarterly	06/20/2022	0.839	EUR	200	(1)	2	1	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	2.511	$	100	(5)	1	0	(4)

								$(15)	$(2)	$1	$(18)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD 800	$552	$0	$3	$3	$0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	700	483	(2)	5	3	0

							$(2)	$8	$6	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	3-Month ILS-TELBOR	0.455%	Annual	05/18/2027	ILS	400	$0	$1	$1	$0
	Pay	3-Month ILS-TELBOR	1.786	Annual	05/01/2029		200	0	6	6	0

CBK	Pay	3-Month ILS-TELBOR	1.755	Annual	04/29/2029		400	0	13	13	0

GLM	Pay	3-Month ILS-TELBOR	1.780	Annual	04/22/2029		400	0	13	13	0
	Pay	3-Month ILS-TELBOR	1.779	Annual	04/30/2029		400	0	13	13	0

JPM	Pay	3-Month ILS-TELBOR	1.775	Annual	04/25/2029		700	0	23	23	0

SCX	Pay	3-Month CNY-CNREPOFIX	2.840	Quarterly	07/25/2024	CNY	8,700	0	29	29	0

								$0	$98	$98	$0

Total Swap Agreements								$(108)	$124	$105	$(89)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(9)
BOA	$23	$3	$0	$26	$(54)	$(2)	$0	$(56)	$(30)	$0	$(30)
BPS	21	0	7	28	(18)	(3)	(19)	(40)	(12)	0	(12)
BRC	5	0	0	5	0	0	(25)	(25)	(20)	0	(20)
CBK	33	0	16	49	(191)	0	(2)	(193)	(144)	0	(144)
DUB	1	2	0	3	(1)	(1)	0	(2)	1	0	1
FAR	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
FBF	0	9	0	9	0	(1)	0	(1)	8	0	8
GLM	18	11	29	58	(38)	(108)	0	(146)	(88)	262	174
GSC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GST	0	0	0	0	0	(1)	(29)	(30)	(30)	0	(30)
HUS	14	0	0	14	(137)	0	(5)	(142)	(128)	0	(128)
JPM	5	0	24	29	(14)	(5)	(9)	(28)	1	0	1
MYC	0	8	0	8	0	(7)	0	(7)	1	0	1
MYI	101	0	0	101	(102)	0	0	(102)	(1)	0	(1)
SCX	5	0	29	34	(97)	0	0	(97)	(63)	0	(63)
TOR	36	0	0	36	(70)	0	0	(70)	(34)	0	(34)
UAG	28	0	0	28	(15)	0	0	(15)	13	0	13

Total Over the Counter	$290	$33	$105	$428	$(737)	$(130)	$(89)	$(956)

(m)

Securities with an aggregate market value of $262 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	29

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	40	40
Swap Agreements	0	1	0	0	60	61

	$0	$1	$0	$0	$106	$107

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$290	$0	$290
Purchased Options	0	0	0	7	26	33
Swap Agreements	0	1	0	6	98	105

	$0	$1	$0	$303	$124	$428

	$0	$2	$0	$303	$230	$535

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$35	$35
Swap Agreements	0	13	0	0	44	57

	$0	$13	$0	$0	$79	$92

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$737	$0	$737
Written Options	0	8	0	7	115	130
Swap Agreements	0	89	0	0	0	89

	$0	$97	$0	$744	$115	$956

	$0	$110	$0	$744	$194	$1,048

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	3	3
Futures	0	0	0	0	457	457
Swap Agreements	0	(185)	0	0	(58)	(243)

	$0	$(185)	$0	$0	$400	$215

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$524	$0	$524
Purchased Options	0	0	0	3	(16)	(13)
Written Options	0	4	0	8	48	60
Swap Agreements	0	(15)	0	(20)	184	149

	$0	$(11)	$0	$515	$216	$720

	$0	$(196)	$0	$515	$616	$935

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Written Options	0	0	0	0	(4)	(4)
Futures	0	0	0	0	151	151
Swap Agreements	0	78	0	0	445	523

	$0	$78	$0	$0	$598	$676

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$160	$0	$160
Purchased Options	0	0	0	(2)	(123)	(125)
Written Options	0	(1)	0	(6)	65	58
Swap Agreements	0	(1)	0	(27)	101	73

	$0	$(2)	$0	$125	$43	$166

	$0	$76	$0	$125	$641	$842

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$8	$0	$8
Sovereign Issues	0	19	0	19
Australia
Corporate Bonds & Notes	0	527	0	527
Sovereign Issues	0	1,354	0	1,354
Brazil
Corporate Bonds & Notes	0	376	0	376
Canada
Corporate Bonds & Notes	0	201	0	201
Non-Agency Mortgage-Backed Securities	0	225	0	225
Sovereign Issues	0	2,281	0	2,281
Cayman Islands
Asset-Backed Securities	0	2,156	0	2,156
Corporate Bonds & Notes	0	609	0	609
Non-Agency Mortgage-Backed Securities	0	201	0	201
Chile
Sovereign Issues	0	207	0	207
China
Sovereign Issues	0	5,778	0	5,778
Denmark
Corporate Bonds & Notes	0	4,488	0	4,488
Finland
Sovereign Issues	0	840	0	840
France
Corporate Bonds & Notes	0	1,168	0	1,168
Sovereign Issues	0	1,988	0	1,988
Germany
Corporate Bonds & Notes	0	1,468	0	1,468
Ireland
Asset-Backed Securities	0	333	0	333
Corporate Bonds & Notes	0	201	0	201
Israel
Sovereign Issues	0	460	0	460
Italy
Corporate Bonds & Notes	0	1,084	0	1,084
Sovereign Issues	0	1,436	0	1,436
Japan
Corporate Bonds & Notes	0	1,671	0	1,671
Sovereign Issues	0	8,534	0	8,534
Kuwait
Sovereign Issues	0	783	0	783
Lithuania
Sovereign Issues	0	328	0	328
Luxembourg
Corporate Bonds & Notes	0	741	0	741
Malaysia
Sovereign Issues	0	253	0	253
Netherlands
Asset-Backed Securities	0	1,273	0	1,273
Corporate Bonds & Notes	0	1,044	0	1,044
Preferred Securities	0	60	0	60
Peru
Sovereign Issues	0	700	0	700
Poland
Sovereign Issues	0	237	0	237
Qatar
Sovereign Issues	0	1,778	0	1,778
Russia
Sovereign Issues	0	97	0	97
Saudi Arabia
Sovereign Issues	0	2,109	0	2,109
Singapore
Corporate Bonds & Notes	0	305	0	305

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
South Korea
Sovereign Issues	$0	$1,203	$0	$1,203
Spain
Corporate Bonds & Notes	0	455	0	455
Preferred Securities	0	216	0	216
Sovereign Issues	0	2,850	0	2,850
Switzerland
Corporate Bonds & Notes	0	1,228	0	1,228
United Arab Emirates
Sovereign Issues	0	677	0	677
United Kingdom
Corporate Bonds & Notes	0	8,106	0	8,106
Corporate Bonds & Notes	0	0	0	0
Non-Agency Mortgage-Backed Securities	0	3,976	0	3,976
Preferred Securities	0	48	0	48
Sovereign Issues	0	444	0	444
United States
Asset-Backed Securities	0	5,313	0	5,313
Corporate Bonds & Notes	0	10,918	0	10,918
Loan Participations and Assignments	0	73	0	73
Non-Agency Mortgage-Backed Securities	0	3,434	0	3,434
Preferred Securities	0	312	0	312
U.S. Government Agencies	0	49,178	0	49,178
U.S. Treasury Obligations	0	7,349	0	7,349
Short-Term Instruments
Repurchase Agreements	0	142	0	142
Argentina Treasury Bills	0	5	0	5
U.S. Treasury Bills	0	57	0	57

	$0	$143,305	$0	$143,305

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$788	$0	$0	$788

Total Investments	$788	$143,305	$0	$144,093

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(742)	$0	$(742)
United States
U.S. Government Agencies	0	(3,782)	0	(3,782)

	$0	$(4,524)	$0	$(4,524)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	46	59	0	105
Over the counter	0	428	0	428

	$46	$487	$0	$533

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(35)	(57)	0	(92)
Over the counter	0	(956)	0	(956)

	$(35)	$(1,013)	$0	$(1,048)

Total Financial Derivative Instruments	$11	$(526)	$0	$(515)

Totals	$799	$138,255	$0	$139,054

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	31

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class shares of the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

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Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically

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Notes to Financial Statements (Cont.)

valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

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When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2020 (amounts in thousands†):

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Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$4,190	$29	$(3,489)	$(76)	$24	$678	$28	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$404	$11,504	$(11,802)	$3	$1	$110	$4	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan

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Notes to Financial Statements (Cont.)

commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and

other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase

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Notes to Financial Statements (Cont.)

agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold

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provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the

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Notes to Financial Statements (Cont.)

underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront

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premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

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Notes to Financial Statements (Cont.)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the

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interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Small Portfolio Risk  is the risk that a smaller Portfolio may not achieve investment or trading efficiencies. Additionally, a smaller Portfolio may be more adversely affected by large purchases or redemptions of Portfolio shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives

SEMIANNUAL REPORT	JUNE 30, 2020	45

Notes to Financial Statements (Cont.)

and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

SEMIANNUAL REPORT	JUNE 30, 2020	47

Notes to Financial Statements (Cont.)

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class		Administrative Class	Advisor Class
0.25%	0.31%	*	0.31%	0.31%	*

*	This particular share class has been registered with the SEC, but has not yet launched

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

48	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee		Servicing Fee

Administrative Class	—		0.15%

Advisor Class	0.25%	*	—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital

SEMIANNUAL REPORT	JUNE 30, 2020	49

Notes to Financial Statements (Cont.)

gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$379,155	$370,502	$12,458	$13,024

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2020 (Unaudited)		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Administrative Class	285	$2,835	824	$8,032

Issued as reinvestment of distributions

Administrative Class	499	4,859	238	2,333

Cost of shares redeemed

Administrative Class	(1,363)	(13,468)	(2,938)	(28,740)

Net increase (decrease) resulting from Portfolio share transactions	(579)	$(5,774)	(1,876)	$(18,375)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 97% of the Portfolio, and the shareholders are related parties of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

50	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$642	$914

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$138,001	$5,244	$(4,380)	$864

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2020	51

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services LLC

BPS	BNP Paribas S.A.	GRE	NatWest Markets Securities Inc.	MYI	Morgan Stanley & Co. International PLC

BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co. LLC	SCX	Standard Chartered Bank, London

BSN	The Bank of Nova Scotia - Toronto	GST	Goldman Sachs International	SOG	Societe Generale Paris

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.

DUB	Deutsche Bank AG	IND	Crédit Agricole Corporate and Investment Bank S.A.	TDM	TD Securities (USA) LLC

FAR	Wells Fargo Bank National Association	JML	JP Morgan Securities Plc	TOR	The Toronto-Dominion Bank

FBF	Credit Suisse International	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NOK	Norwegian Krone

AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar

BRL	Brazilian Real	HKD	Hong Kong Dollar	PEN	Peruvian New Sol

CAD	Canadian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty

CHF	Swiss Franc	ILS	Israeli Shekel	RUB	Russian Ruble

CLP	Chilean Peso	JPY	Japanese Yen	SEK	Swedish Krona

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TWD	Taiwanese Dollar

CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	USD (or $)	United States Dollar

CZK	Czech Koruna	MYR	Malaysian Ringgit	ZAR	South African Rand

DKK	Danish Krone

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR

BP0003M	3 Month GBP-LIBOR	CDX.IG	Credit Derivatives Index - Investment Grade	SONIO	Sterling Overnight Interbank Average Rate

CDOR01	1 Month CDN Swap Rate	CNREPOFIX	China Fixing Repo Rates 7-Day	UKRPI	United Kingdom Retail Prices Index

CDX.EM	Credit Derivatives Index - Emerging Markets	EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate

BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	STIBOR	Stockholm Interbank Offered Rate

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD	To-Be-Determined

CDI	Brazil Interbank Deposit Rate	OAT	Obligations Assimilables du Trésor	TELBOR	Tel Aviv Inter-Bank Offered Rate

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

52	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

SEMIANNUAL REPORT	JUNE 30, 2020	53

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT07SAR_063020

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2020

PIMCO Global Diversified Allocation Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 4.30%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.43%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -4.64%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets

2	PIMCO VARIABLE INSURANCE TRUST

Bond Index (EMBI) Global (USD Hedged), returned -1.87%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.89%.

Global equities generated weak results, driven by a sharp selloff in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities recouped a portion of their losses in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the six-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned -3.08% and global equities, as represented by the MSCI World Index, returned -5.77%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -4.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.83%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -9.78%.

Commodity prices were extremely volatile and generally moved lower. When the reporting period began, Brent crude oil was approximately $66 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 6.46% versus the British pound, but the U.S. dollar fell 0.63% and 0.19% versus the yen and the euro, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2020	3

Important Information About the PIMCO Global Diversified Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

4	PIMCO VARIABLE INSURANCE TRUST

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

SEMIANNUAL REPORT	JUNE 30, 2020	5

Important Information About the PIMCO Global Diversified Allocation Portfolio (Cont.)

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Diversified Allocation Portfolio	04/30/12	04/30/12	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the

Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a portfolio’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolio is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Diversified Allocation Portfolio

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings

as of June 30, 2020†§

PIMCO Total Return Fund IV	15.3%

PIMCO Short-Term Fund	15.3%

PIMCO StocksPLUS® International Fund (Unhedged)	10.2%

PIMCO StocksPLUS® Fund	5.2%

PIMCO RAE PLUS Small Fund	5.2%

PIMCO Income Fund	5.1%

PIMCO Investment Grade Credit Bond Fund	5.1%

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	5.1%

PIMCO RAE International Fund	5.1%

PIMCO Real Return Fund	5.1%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended June 30, 2020

	6 Months*	1 Year	5 Years	Inception≈
PIMCO Global Diversified Allocation Portfolio Administrative Class	(6.57)%	(0.39)%	4.28%	4.85%
PIMCO Global Diversified Allocation Portfolio Advisor Class	(6.63)%	(0.47)%	4.17%	4.36%
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index±	(0.70)%	5.73%	6.14%	6.88%
MSCI World Index±±	(5.77)%	2.84%	6.90%	8.85%	♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2012.

± 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.77% for Administrative Class shares, and 1.87% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Diversified Allocation Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index by investing in a combination of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”) and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to equities detracted from absolute performance, as underlying PIMCO equity funds and S&P 500 futures both posted negative returns.

»

The Portfolio’s volatility management strategy, implemented using S&P 500 futures, detracted from relative performance due to a substantial underweight exposure to equities while the S&P 500 Index rose during the second half of the reporting period.

»

An allocation to value stocks, through the PIMCO RAE PLUS Small Fund, PIMCO RAE International Fund, and PIMCO RAE PLUS EMG Fund, detracted from relative performance, as those underlying funds underperformed the MSCI World Index.

»	Put options on the S&P 500 Index, used for tail risk hedging, contributed to performance, as the S&P 500 posted negative returns.

»	Fixed income contributed to absolute performance, as most underlying PIMCO fixed income funds posted positive returns.

»	Fixed income active management detracted from relative performance, as most underlying PIMCO fixed income funds underperformed the Bloomberg Barclays U.S. Aggregate Index.

SEMIANNUAL REPORT	JUNE 30, 2020	7

Expense Example PIMCO Global Diversified Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$934.30	$2.25	$1,000.00	$1,022.46	$2.35	0.47%
Advisor Class	1,000.00	933.70	2.73	1,000.00	1,021.91	2.85	0.57

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	JUNE 30, 2020	9

Financial Highlights PIMCO Global Diversified Allocation Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class

01/01/2020 - 06/30/2020+	$11.36	$0.12	$(0.87)	$(0.75)	$(0.14)	$(0.76)	$0.00	$(0.90)

12/31/2019	9.58	0.32	1.75	2.07	(0.29)	0.00	0.00	(0.29)

12/31/2018	10.97	0.27	(1.23)	(0.96)	(0.21)	(0.22)	0.00	(0.43)

12/31/2017	9.66	0.29	1.33	1.62	(0.31)	0.00	0.00	(0.31)

12/31/2016	9.13	0.16	0.55	0.71	(0.15)	(0.02)	(0.01)	(0.18)

12/31/2015	10.45	0.30	(0.87)	(0.57)	(0.27)	(0.48)	0.00	(0.75)
Advisor Class

01/01/2020 - 06/30/2020+	11.30	0.11	(0.87)	(0.76)	(0.13)	(0.76)	0.00	(0.89)

12/31/2019	9.53	0.32	1.73	2.05	(0.28)	0.00	0.00	(0.28)

12/31/2018	10.92	0.27	(1.24)	(0.97)	(0.20)	(0.22)	0.00	(0.42)

12/31/2017	9.61	0.29	1.32	1.61	(0.30)	0.00	0.00	(0.30)

12/31/2016	9.09	0.15	0.54	0.69	(0.14)	(0.02)	(0.01)	(0.17)

12/31/2015	10.40	0.31	(0.88)	(0.57)	(0.26)	(0.48)	0.00	(0.74)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.71	(6.57)%	$719,675	0.47	%*	1.00	%*	0.47	%*	1.00	%*	2.28	%*	16%

11.36	21.71	808,461	0.47		1.00		0.47		1.00		3.00		19

9.58	(8.94)	752,593	0.47		1.00		0.47		1.00		2.53		16

10.97	16.87	838,361	0.47		1.00		0.47		1.00		2.83		2

9.66	7.81	645,013	0.46		1.00		0.46		1.00		1.77		22

9.13	(5.57)	510,615	0.46		1.00		0.46		1.00		2.89		17

9.65	(6.63)	201,168	0.57	*	1.10	*	0.57	*	1.10	*	2.19	*	16

11.30	21.61	218,006	0.57		1.10		0.57		1.10		2.97		19

9.53	(9.06)	163,649	0.57		1.10		0.57		1.10		2.49		16

10.92	16.86	151,288	0.57		1.10		0.57		1.10		2.77		2

9.61	7.64	109,396	0.56		1.10		0.56		1.10		1.67		22

9.09	(5.55)	81,740	0.56		1.10		0.56		1.10		3.01		17

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	11

Statement of Assets and Liabilities PIMCO Global Diversified Allocation Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$585
Investments in Affiliates	902,502
Financial Derivative Instruments
Exchange-traded or centrally cleared	8,972
Cash	1
Deposits with counterparty	3,631
Receivable for investments in Affiliates sold	6,439
Receivable for Portfolio shares sold	346
Dividends receivable from Affiliates	970
Reimbursement receivable from PIMCO	406
Total Assets	923,852

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$561
Payable for investments in Affiliates purchased	1,274
Payable for Portfolio shares redeemed	405
Accrued investment advisory fees	339
Accrued supervisory and administrative fees	301
Accrued distribution fees	41
Accrued servicing fees	88
Total Liabilities	3,009

Net Assets	$920,843

Net Assets Consist of:

Paid in capital	$957,184
Distributable earnings (accumulated loss)	(36,341)

Net Assets	$920,843

Net Assets:

Administrative Class	$719,675
Advisor Class	201,168

Shares Issued and Outstanding:

Administrative Class	74,138
Advisor Class	20,857

Net Asset Value Per Share Outstanding(a):

Administrative Class	$9.71
Advisor Class	9.65

Cost of investments in securities	$585
Cost of investments in Affiliates	$899,731
Cost or premiums of financial derivative instruments, net	$9,491

* Includes repurchase agreements of:	$585

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)

Investment Income:

Interest	$47
Dividends from Investments in Affiliates	12,763
Total Income	12,810

Expenses:

Investment advisory fees	2,091
Supervisory and administrative fees	1,859
Servicing fees - Administrative Class	546
Distribution and/or servicing fees - Advisor Class	252
Trustee fees	12
Miscellaneous expense	1
Total Expenses	4,761
Waiver and/or Reimbursement by PIMCO	(2,472)
Net Expenses	2,289

Net Investment Income (Loss)	10,521

Net Realized Gain (Loss):

Investments in Affiliates	(11,131)
Exchange-traded or centrally cleared financial derivative instruments	(16,764)

Net Realized Gain (Loss)	(27,895)

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	(39,562)
Exchange-traded or centrally cleared financial derivative instruments	(10,718)

Net Change in Unrealized Appreciation (Depreciation)	(50,280)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(67,654)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	13

Statements of Changes in Net Assets PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$10,521	$29,663
Net realized gain (loss)	(27,895)	68,170
Net change in unrealized appreciation (depreciation)	(50,280)	95,341

Net Increase (Decrease) in Net Assets Resulting from Operations	(67,654)	193,174

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Administrative Class	(61,521)	(20,868)
Advisor Class	(17,231)	(5,132)

Total Distributions(a)	(78,752)	(26,000)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	40,782	(56,949)

Total Increase (Decrease) in Net Assets	(105,624)	110,225

Net Assets:

Beginning of period	1,026,467	916,242
End of period	$920,843	$1,026,467

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Diversified Allocation Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$585

Total Short-Term Instruments (Cost $585)		585

Total Investments in Securities (Cost $585)		585

	SHARES
INVESTMENTS IN AFFILIATES 98.0%

MUTUAL FUNDS (a) 90.3%

PIMCO Emerging Markets Bond Fund	2,725,481	27,745

PIMCO Global Advantage® Strategy Bond Fund	3,323,978	36,863

PIMCO Income Fund	4,027,489	46,316

	SHARES	MARKET VALUE (000S)

PIMCO International Bond Fund (U.S. Dollar-Hedged)	2,561,513	$27,664

PIMCO Investment Grade Credit Bond Fund	4,224,499	46,216

PIMCO RAE International Fund	5,692,555	46,167

PIMCO RAE PLUS EMG Fund	5,735,090	45,995

PIMCO RAE PLUS Small Fund	5,785,540	46,516

PIMCO Real Return Fund	3,882,651	46,009

PIMCO Short-Term Fund	14,084,232	138,307

PIMCO StocksPLUS® Fund	4,762,395	46,719

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	6,616,703	46,185

PIMCO StocksPLUS® International Fund (Unhedged)	17,444,152	92,454

PIMCO Total Return Fund IV	12,392,886	138,429

Total Mutual Funds (Cost $828,956)		831,585

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.7%

PIMCO Short-Term Floating NAV Portfolio III	7,193,115	$70,917

Total Short-Term Instruments (Cost $70,775)		70,917

Total Investments in Affiliates (Cost $899,731)		902,502

Total Investments 98.1% (Cost $900,316)		$903,087

Financial Derivative Instruments (c) 0.9% (Cost or Premiums, net $9,491)		8,411

Other Assets and Liabilities, net 1.0%		9,345

Net Assets 100.0%		$920,843

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$585	U.S. Treasury Notes 1.875% due 04/30/2022	$(597)	$585	$585

Total Repurchase Agreements						$(597)	$585	$585

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$585	$0	$0	$585	$(597)	$(12)

Total Borrowings and Other Financing Transactions	$585	$0	$0

Cash of $3 has been pledged as collateral as of June 30, 2020 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,175.000	06/18/2021	204	$20	$1,816	$1,639
Put - CBOE S&P 500	2,500.000	06/18/2021	204	20	3,014	2,826
Put - CBOE S&P 500	2,825.000	06/18/2021	204	20	4,661	4,507

Total Purchased Options					$9,491	$8,972

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	15

Schedule of Investments PIMCO Global Diversified Allocation Portfolio (Cont.)

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index September Futures	09/2020	264	$(40,791)	$(1,067)	$0	$(561)

Total Futures Contracts				$(1,067)	$0	$(561)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$8,972	$0	$0	$8,972	$0	$(561)	$0	$(561)

Cash of $3,628 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$8,972	$0	$0	$8,972

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$561	$0	$0	$561

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$15,936	$0	$0	$15,936
Futures	0	0	(32,700)	0	0	(32,700)

	$0	$0	$(16,764)	$0	$0	$(16,764)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(413)	$0	$0	$(413)
Futures	0	0	(10,305)	0	0	(10,305)

	$0	$0	$(10,718)	$0	$0	$(10,718)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$585	$0	$585

	$0	$585	$0	$585

Investments in Affiliates, at Value
Mutual Funds	831,585	0	0	831,585
Short-Term Instruments
Central Funds Used for Cash Management Purposes	70,917	0	0	70,917

	$902,502	$0	$0	$902,502

Total Investments	$902,502	$585	$0	$903,087

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$8,972	$0	$8,972

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(561)	$0	$0	$(561)

Total Financial Derivative Instruments	$(561)	$8,972	$0	$8,411

Totals	$901,941	$9,557	$0	$911,498

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	17

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing

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Notes to Financial Statements (Cont.)

Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants,

(b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair

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valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and

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Notes to Financial Statements (Cont.)

options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2020 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$27,414	$5,958	$(4,392)	$(144)	$(1,091)	$27,745	$644	$0

PIMCO Global Advantage® Strategy Bond Fund	41,768	761	(5,493)	(156)	(17)	36,863	436	0

PIMCO Income Fund	49,807	3,738	(5,001)	(165)	(2,063)	46,316	1,360	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	34,065	991	(7,607)	(163)	378	27,664	265	0

PIMCO Investment Grade Credit Bond Fund	53,920	880	(8,714)	63	67	46,216	876	0

PIMCO RAE International Fund	47,438	10,545	(2,462)	(740)	(8,614)	46,167	0	0

PIMCO RAE PLUS EMG Fund	24,542	40,727	(6,961)	(2,747)	(9,566)	45,995	880	0

PIMCO RAE PLUS Small Fund	46,138	21,322	(8,218)	(2,956)	(9,770)	46,516	2,329	0

PIMCO Real Return Fund	55,324	958	(12,772)	(17)	2,516	46,009	340	0

PIMCO Short-Term Fund	166,138	3,969	(32,741)	(439)	1,380	138,307	1,249	0

PIMCO Short-Term Floating NAV Portfolio III	72,875	212,133	(213,700)	(484)	93	70,917	433	0

PIMCO StocksPLUS® Fund	44,209	11,842	(6,878)	(704)	(1,750)	46,719	713	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	48,712	8,394	(5,247)	(1,074)	(4,600)	46,185	752	0

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Underlying PIMCO Funds	Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® International Fund (Unhedged)	$91,091	$24,022	$(9,871)	$(2,189)	$(10,599)	$92,454	$672	$0

PIMCO Total Return Fund IV	168,881	5,100	(40,410)	784	4,074	138,429	1,814	0

Totals	$972,322	$351,340	$(370,467)	$(11,131)	$(39,562)	$902,502	$12,763	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial

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Notes to Financial Statements (Cont.)

derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts   are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities.

Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting

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markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Model Risk  is the risk that the Portfolio’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Portfolio.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall

SEMIANNUAL REPORT	JUNE 30, 2020	25

Notes to Financial Statements (Cont.)

market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities,

and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved and there can be no assurance that investment decisions made in seeking to manage Portfolio volatility will achieve the desired results.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

Exchange-Traded Fund Risk is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio.

The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs

SEMIANNUAL REPORT	JUNE 30, 2020	27

Notes to Financial Statements (Cont.)

and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Administrative Class	Advisor Class
0.45%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

SEMIANNUAL REPORT	JUNE 30, 2020	29

Notes to Financial Statements (Cont.)

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2020, the amount was $547.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2020, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. The Portfolio also indirectly pays its proportionate share of the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds and, to the extent not included among the Underlying PIMCO Funds, funds of PIMCO ETF Trust in which the Portfolio invests (collectively, “Underlying PIMCO Fund Fees”).

PIMCO has contractually agreed, through May 1, 2021, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the Underlying PIMCO Fund Fees indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying PIMCO Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2020, the amount was $2,471,261.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$0	$0	$139,206	$156,765

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2020 (Unaudited)		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount
Receipts for shares sold

Administrative Class	1,959	$20,464	3,919	$41,413

Advisor Class	489	5,081	2,542	26,708
Issued as reinvestment of distributions

Administrative Class	6,341	61,521	1,909	20,868

Advisor Class	1,789	17,231	471	5,132
Cost of shares redeemed

Administrative Class	(5,303)	(56,059)	(13,233)	(141,631)

Advisor Class	(714)	(7,456)	(893)	(9,439)

Net increase (decrease) resulting from Portfolio share transactions	4,561	$40,782	(5,285)	$(56,949)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 97% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	JUNE 30, 2020	31

Notes to Financial Statements (Cont.)

June 30, 2020 (Unaudited)

As of its last fiscal year ended December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Global Diversified Allocation Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$926,354	$4,830	$(20,192)	$(15,362)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange

Index/Spread Abbreviations:

S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

TBA	To-Be-Announced

SEMIANNUAL REPORT	JUNE 30, 2020	33

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

34	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT09SAR_063020

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2020

PIMCO Global Managed Asset Allocation Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In March, the Bank of England reduced its key lending rate to 0.10% – a record low. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 4.30%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.43%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -4.64%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.87%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.89%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities generated weak results, driven by a sharp selloff in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities recouped a portion of their losses in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the six-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned -3.08% and global equities, as represented by the MSCI World Index, returned -5.77%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -4.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.83%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -9.78%.

Commodity prices were extremely volatile and generally moved lower. When the reporting period began, Brent crude oil was approximately $66 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 6.46% versus the British pound, but the U.S. dollar fell 0.63% and 0.19% versus the yen and the euro, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2020	3

Important Information About the PIMCO Global Managed Asset Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Managed Asset Allocation Portfolio. The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

4	PIMCO VARIABLE INSURANCE TRUST

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

SEMIANNUAL REPORT	JUNE 30, 2020	5

Important Information About the PIMCO Global Managed Asset Allocation Portfolio (Cont.)

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Managed Asset Allocation Portfolio	04/15/09	04/30/12	04/15/09	04/15/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the

Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a portfolio’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolio is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Managed Asset Allocation Portfolio (Consolidated)

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2020†§

Short-Term Instruments‡	43.8%

Mutual Funds	30.3%

Corporate Bonds & Notes	9.8%

U.S. Government Agencies	9.8%

Asset-Backed Securities	4.1%

Non-Agency Mortgage-Backed Securities	1.6%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Global Managed Asset Allocation Portfolio Institutional Class	(0.34)%	5.10%	4.77%	—	3.45%
PIMCO Global Managed Asset Allocation Portfolio Administrative Class	(0.41)%	4.94%	4.62%	4.46%	5.33%
PIMCO Global Managed Asset Allocation Portfolio Advisor Class	(0.45)%	4.81%	4.51%	4.35%	5.23%
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index±	(0.70)%	5.73%	6.14%	7.73%	8.54%	♦
MSCI World Index±±	(5.77)%	2.84%	6.90%	9.95%	10.93%	♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/15/2009.

± 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.33% for Institutional Class shares, 1.48% for Administrative class shares, and 1.58% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Managed Asset Allocation Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. PIMCO uses a three-step approach in seeking to achieve the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure over the majority of the year to Eurozone equities contributed to relative performance, as these securities posted negative returns.

»	Investment grade corporate spread positioning contributed to relative performance as investment grade spreads widened in Q1 2020 and tightened in Q2 2020.

»	Overweight exposure to U.S. duration, throughout most of the first half of 2020, contributed to relative performance, as U.S. treasury yields decreased.

»	Overweight exposure to emerging markets currency in Q1 2020 detracted from relative performance, as these securities posted negative returns during this period.

»	Overweight exposure to securitized debt detracted from relative performance, as these securities posted negative returns.

»	Relative value commodity strategies detracted from relative performance due to security selection.

SEMIANNUAL REPORT	JUNE 30, 2020	7

Expense Example PIMCO Global Managed Asset Allocation Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$996.60	$4.20	$1,000.00	$1,020.52	$4.25	0.85%
Administrative Class	1,000.00	995.90	4.94	1,000.00	1,019.78	4.99	1.00
Advisor Class	1,000.00	995.50	5.43	1,000.00	1,019.29	5.49	1.10

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	JUNE 30, 2020	9

Financial Highlights PIMCO Global Managed Asset Allocation Portfolio (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2020 - 06/30/2020+	$12.53	$0.06	$(0.19)	$(0.13)	$(0.76)	$(0.24)	$0.00	$(1.00)

12/31/2019	10.94	0.29	1.58	1.87	(0.28)	0.00	0.00	(0.28)

12/31/2018	12.83	0.31	(0.97)	(0.66)	(0.23)	(1.00)	0.00	(1.23)

12/31/2017	11.50	0.27	1.36	1.63	(0.30)	0.00	0.00	(0.30)

12/31/2016	11.33	0.26	0.21	0.47	0.00	0.00	(0.30)	(0.30)

12/31/2015	11.57	0.36	(0.37)	(0.01)	(0.21)	0.00	(0.02)	(0.23)
Administrative Class

01/01/2020 - 06/30/2020+	12.53	0.05	(0.18)	(0.13)	(0.76)	(0.24)	0.00	(1.00)

12/31/2019	10.94	0.26	1.59	1.85	(0.26)	0.00	0.00	(0.26)

12/31/2018	12.83	0.29	(0.97)	(0.68)	(0.21)	(1.00)	0.00	(1.21)

12/31/2017	11.50	0.25	1.36	1.61	(0.28)	0.00	0.00	(0.28)

12/31/2016	11.33	0.24	0.21	0.45	0.00	0.00	(0.28)	(0.28)

12/31/2015	11.56	0.30	(0.32)	(0.02)	(0.19)	0.00	(0.02)	(0.21)
Advisor Class

01/01/2020 - 06/30/2020+	12.60	0.05	(0.20)	(0.15)	(0.75)	(0.24)	0.00	(0.99)

12/31/2019	10.99	0.25	1.61	1.86	(0.25)	0.00	0.00	(0.25)

12/31/2018	12.89	0.28	(0.98)	(0.70)	(0.20)	(1.00)	0.00	(1.20)

12/31/2017	11.55	0.23	1.37	1.60	(0.26)	0.00	0.00	(0.26)

12/31/2016	11.38	0.23	0.21	0.44	0.00	0.00	(0.27)	(0.27)

12/31/2015	11.61	0.27	(0.30)	(0.03)	(0.18)	0.00	(0.02)	(0.20)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses(d)		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.40	(0.43)%	$1,966	0.85	%*	1.03	%*	0.83	%*	1.01	%*	1.09	%*	242%

12.53	17.23	1,972	0.88		1.04		0.83		0.99		2.41		694

10.94	(5.32)	1,687	0.90		1.05		0.84		0.99		2.46		693

12.83	14.24	1,789	0.88		1.03		0.84		0.99		2.20		381

11.50	4.20	1,571	0.82		1.01		0.79		0.98		2.31		412

11.33	(0.05)	1,515	0.74		1.03		0.69		0.98		3.01		367

11.40	(0.49)	137,985	1.00	*	1.18	*	0.98	*	1.16	*	0.94	*	242

12.53	17.06	150,211	1.03		1.19		0.98		1.14		2.22		694

10.94	(5.46)	151,493	1.05		1.20		0.99		1.14		2.28		693

12.83	14.08	190,344	1.03		1.18		0.99		1.14		2.01		381

11.50	4.04	191,628	0.97		1.16		0.94		1.13		2.16		412

11.33	(0.14)	219,433	0.89		1.18		0.84		1.13		2.46		367

11.46	(0.62)	414,467	1.10	*	1.28	*	1.08	*	1.26	*	0.84	*	242

12.60	17.05	440,736	1.13		1.29		1.08		1.24		2.12		694

10.99	(5.61)	436,873	1.15		1.30		1.09		1.24		2.18		693

12.89	13.99	549,934	1.13		1.28		1.09		1.24		1.90		381

11.55	3.92	569,112	1.07		1.26		1.04		1.23		2.07		412

11.38	(0.26)	625,067	0.99		1.28		0.94		1.23		2.23		367

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	11

Consolidated Statement of Assets and Liabilities PIMCO Global Managed Asset Allocation Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$198,108
Investments in Affiliates	369,157
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,024
Over the counter	9,463
Cash	1
Deposits with counterparty	39,896
Foreign currency, at value	4,044
Receivable for investments sold	2,273
Receivable for investments sold on a delayed-delivery basis	283
Receivable for TBA investments sold	81,938
Receivable for Portfolio shares sold	15
Interest and/or dividends receivable	311
Dividends receivable from Affiliates	524
Reimbursement receivable from PIMCO	102
Total Assets	711,139

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$6,041
Financial Derivative Instruments
Exchange-traded or centrally cleared	952
Over the counter	5,454
Payable for investments purchased	1,674
Payable for TBA investments purchased	133,880
Payable for investments in Affiliates purchased	533
Deposits from counterparty	7,391
Payable for Portfolio shares redeemed	232
Accrued investment advisory fees	431
Accrued supervisory and administrative fees	30
Accrued distribution fees	86
Accrued servicing fees	17
Total Liabilities	156,721

Net Assets	$554,418

Net Assets Consist of:

Paid in capital	$556,218
Distributable earnings (accumulated loss)	(1,800)

Net Assets	$554,418

Net Assets:

Institutional Class	$1,966
Administrative Class	137,985
Advisor Class	414,467

Shares Issued and Outstanding:

Institutional Class	172
Administrative Class	12,102
Advisor Class	36,153

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.40
Administrative Class	11.40
Advisor Class	11.46

Cost of investments in securities	$197,222
Cost of investments in Affiliates	$366,579
Cost of foreign currency held	$4,091
Proceeds received on short sales	$6,041
Cost or premiums of financial derivative instruments, net	$2,208

* Includes repurchase agreements of:	$9,457

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Managed Asset Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)

Investment Income:

Interest	$2,340
Dividends	14
Dividends from Investments in Affiliates	2,937
Total Income	5,291

Expenses:

Investment advisory fees	2,561
Supervisory and administrative fees	178
Servicing fees - Administrative Class	102
Distribution and/or servicing fees - Advisor Class	511
Trustee fees	7
Interest expense	68
Miscellaneous expense	1
Total Expenses	3,428
Waiver and/or Reimbursement by PIMCO	(497)
Net Expenses	2,931

Net Investment Income (Loss)	2,360

Net Realized Gain (Loss):

Investments in securities	579
Investments in Affiliates	(588)
Exchange-traded or centrally cleared financial derivative instruments	(9,753)
Over the counter financial derivative instruments	8,481
Short sales	2
Foreign currency	(3,484)

Net Realized Gain (Loss)	(4,763)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(1,185)
Investments in Affiliates	3,493
Exchange-traded or centrally cleared financial derivative instruments	1,739
Over the counter financial derivative instruments	(3,583)
Short sales	(3)
Foreign currency assets and liabilities	(194)

Net Change in Unrealized Appreciation (Depreciation)	267

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,136)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	13

Consolidated Statements of Changes in Net Assets PIMCO Global Managed Asset Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,360	$12,886
Net realized gain (loss)	(4,763)	42,412
Net change in unrealized appreciation (depreciation)	267	39,343

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,136)	94,641

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(161)	(44)
Administrative Class	(11,524)	(3,292)
Advisor Class	(34,566)	(9,166)

Total Distributions(a)	(46,251)	(12,502)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	9,886	(79,273)

Total Increase (Decrease) in Net Assets	(38,501)	2,866

Net Assets:

Beginning of period	592,919	590,053
End of period	$554,418	$592,919

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Managed Asset Allocation Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 35.7%

CORPORATE BONDS & NOTES 10.0%

BANKING & FINANCE 7.2%

Ally Financial, Inc.
8.000% due 11/01/2031		$800	$1,034

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		800	850

Deutsche Bank AG
4.250% due 10/14/2021		3,400	3,490

FCE Bank PLC
0.869% due 09/13/2021	EUR	600	652

Ford Motor Credit Co. LLC
5.125% due 06/16/2025		$1,200	1,206

Goldman Sachs Group, Inc.
1.513% (US0003M + 1.200%) due 09/15/2020 ~		6,200	6,208

ING Bank NV
2.625% due 12/05/2022		1,000	1,050

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	29,618	4,445

Lloyds Banking Group PLC
1.106% (US0003M + 0.800%) due 06/21/2021 ~		$500	502

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	23,852	3,576

Nykredit Realkredit A/S
1.000% due 10/01/2050		36,519	5,479

Royal Bank of Scotland Group PLC
1.847% (US0003M + 1.550%) due 06/25/2024 ~		$700	701
4.519% due 06/25/2024 •		400	435

UBS AG
2.450% due 12/01/2020		3,300	3,321

UniCredit SpA
7.830% due 12/04/2023		6,150	7,120

			40,069

INDUSTRIALS 1.6%

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029 (a)		800	814

BAT Capital Corp.
1.014% due 08/14/2020 •		1,100	1,100

Broadcom, Inc.
3.459% due 09/15/2026		208	224

Campbell Soup Co.
0.943% (US0003M + 0.630%) due 03/15/2021 ~		610	611

Colt Merger Sub, Inc.
5.750% due 07/01/2025 (a)		400	403
6.250% due 07/01/2025 (a)		400	398

Dell International LLC
4.420% due 06/15/2021		800	822

Dominion Energy Gas Holdings LLC
0.913% (US0003M + 0.600%) due 06/15/2021 ~		400	399

eBay, Inc.
2.750% due 01/30/2023		500	523

Hyundai Capital America
1.108% due 09/18/2020 •		2,500	2,495

Marriott International, Inc.
4.625% due 06/15/2030		200	208

Microchip Technology, Inc.
3.922% due 06/01/2021		100	102

Mylan NV
3.750% due 12/15/2020		50	51

NXP BV
4.125% due 06/01/2021		200	206

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023		40	40

Univision Communications, Inc.
6.625% due 06/01/2027		400	383

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VMware, Inc.
3.900% due 08/21/2027		$200	$212

YPF S.A.
33.088% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	5,090	47

			9,038

UTILITIES 1.2%

AT&T, Inc.
1.100% (US0003M + 0.750%) due 06/01/2021 ~		$900	905
2.169% (US0003M + 0.950%) due 07/15/2021 ~		3,500	3,529

Pacific Gas and Electric Co.
2.500% due 02/01/2031		1,100	1,078

Sempra Energy
0.763% (US0003M + 0.450%) due 03/15/2021 ~		1,000	1,002

			6,514

Total Corporate Bonds & Notes (Cost $54,331)			55,621

U.S. GOVERNMENT AGENCIES 10.0%

Ginnie Mae
0.590% due 02/20/2049 •		2,346	2,343
2.266% due 08/20/2068 •		1,056	1,046

Uniform Mortgage-Backed Security, TBA
2.500% due 09/01/2050		26,200	27,196
3.000% due 09/01/2050		5,900	6,193
3.500% due 09/01/2050		100	105
4.000% due 07/01/2050 - 08/01/2050		17,500	18,547

Total U.S. Government Agencies (Cost $55,376)			55,430

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.6%

Alliance Bancorp Trust
0.425% due 07/25/2037 •		459	388

Bear Stearns Adjustable Rate Mortgage Trust
3.454% due 07/25/2036 ^~		145	135
3.766% due 02/25/2036 ^~		34	33

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 04/25/2036		364	279

Hawksmoor Mortgages
1.287% due 05/25/2053 •	GBP	2,245	2,781

Residential Accredit Loans, Inc. Trust
0.365% due 06/25/2046 •		$258	91

Residential Asset Securitization Trust
0.585% due 05/25/2035 •		491	369

Towd Point Mortgage Funding PLC
1.677% due 10/20/2051 •	GBP	1,904	2,360

WaMu Mortgage Pass-Through Certificates Trust
0.515% due 01/25/2045 •		$2,647	2,475

Total Non-Agency Mortgage-Backed Securities (Cost $9,385)			8,911

ASSET-BACKED SECURITIES 4.2%

ACE Securities Corp. Home Equity Loan Trust
1.985% due 06/25/2034 •		121	113

Argent Mortgage Loan Trust
0.665% due 05/25/2035 •		724	643

Argent Securities Trust
0.335% due 07/25/2036 •		496	421

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	800	888

California Street CLO Ltd.
2.249% due 10/15/2025 •		$934	928

CIT Mortgage Loan Trust
1.535% due 10/25/2037 •		1,850	1,849

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
0.325% due 05/25/2035 •		$549	$514
0.435% due 03/25/2037 •		700	622

CVP Cascade CLO Ltd.
2.326% due 01/16/2026 •		77	77

Dryden Senior Loan Fund
2.119% due 10/15/2027 •		1,558	1,545

First Franklin Mortgage Loan Trust
0.655% due 11/25/2036 •		1,600	1,366

Fremont Home Loan Trust
0.320% due 10/25/2036 •		980	872
0.335% due 10/25/2036 •		2,379	1,215

Halcyon Loan Advisors Funding Ltd.
2.055% due 04/20/2027 •		296	292

IndyMac Mortgage Loan Trust
0.255% due 07/25/2036 •		997	395

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		673	535

Lehman XS Trust
0.345% due 05/25/2036 •		785	775
5.019% due 06/25/2036 þ		766	782

Long Beach Mortgage Loan Trust
0.485% due 01/25/2036 •		1,488	1,266

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	300	332

Marlette Funding Trust
2.690% due 09/17/2029		$99	100

Morgan Stanley ABS Capital, Inc. Trust
1.160% due 07/25/2035 •		36	36

Mountain View CLO Ltd.
2.019% due 10/15/2026 •		297	293

Sound Point CLO Ltd.
2.193% due 01/23/2029 •		2,900	2,849

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		2,394	2,424

Sudbury Mill CLO Ltd.
2.285% due 01/17/2026 •		796	792

THL Credit Wind River CLO Ltd.
2.099% due 01/15/2026 •		143	142

Tralee CLO Ltd.
2.165% due 10/20/2027 •		731	721

Venture CLO Ltd.
2.099% due 07/15/2027 •		699	691

Total Asset-Backed Securities (Cost $23,392)			23,478

SOVEREIGN ISSUES 0.3%

Argentina Government International Bond
1.000% due 08/05/2021	ARS	846	8
15.500% due 10/17/2026		10,280	37
26.415% (BADLARPP + 2.000%) due 04/03/2022 ~		2,035	17
30.022% (BADLARPP) due 10/04/2022 ~		3,700	46

Autonomous City of Buenos Aires Argentina
29.825% (BADLARPP + 5.000%) due 01/23/2022 ~		3,390	32

Qatar Government International Bond
3.875% due 04/23/2023		$1,400	1,505

Total Sovereign Issues (Cost $1,861)			1,645

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Bank of America Corp.
5.875% due 03/15/2028 •(d)		420,000	430

Total Preferred Securities (Cost $420)			430

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	15

Consolidated Schedule of Investments PIMCO Global Managed Asset Allocation Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.3%

REAL ESTATE 0.3%

Alexandria Real Estate Equities, Inc.	744	$121

American Tower Corp.	542	140

Apartment Investment & Management Co.	2,275	86

Duke Realty Corp.	3,386	120

Equinix, Inc.	261	183

Equity LifeStyle Properties, Inc.	1,124	70

Equity Residential	1,447	85

First Industrial Realty Trust, Inc.	1,890	73

Gaming and Leisure Properties, Inc.	1,823	63

Invitation Homes, Inc.	3,918	108

Life Storage, Inc.	720	68

SBA Communications Corp.	476	142

Simon Property Group, Inc.	557	38

Sun Communities, Inc.	815	110

Welltower, Inc.	950	49

Total Real Estate Investment Trusts (Cost $1,306)		1,456

SHORT-TERM INSTRUMENTS 9.2%

REPURCHASE AGREEMENTS (f) 1.7%
		9,457

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
28.142% due 07/31/2020 ~	ARS	328	$3
30.365% due 08/28/2020 ~		5,568	54

			57

U.S. TREASURY BILLS 7.5%
0.123% due 07/07/2020 - 10/22/2020 (b)(c)(h)(j)		$41,637	41,623

Total Short-Term Instruments (Cost $51,151)			51,137

Total Investments in Securities (Cost $197,222)			198,108

		SHARES
INVESTMENTS IN AFFILIATES 66.6%

MUTUAL FUNDS (e) 31.0%

PIMCO Investment Grade Credit Bond Fund		7,335,284	80,248

PIMCO Mortgage Opportunities and Bond Fund		8,494,451	91,655

Total Mutual Funds (Cost $169,577)			171,903

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 35.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 35.6%

PIMCO Short-Term Floating NAV Portfolio III	20,007,503	$197,254

Total Short-Term Instruments (Cost $197,002)		197,254

Total Investments in Affiliates (Cost $366,579)		369,157

Total Investments 102.3% (Cost $563,801)		$567,265

Financial Derivative Instruments (g)(i) 1.5% (Cost or Premiums, net $2,208)		8,081

Other Assets and Liabilities, net (3.8)%		(20,928)

Net Assets 100.0%		$554,418

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.080%	06/29/2020	07/06/2020	$3,776	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2030	$(3,773)	$3,776	$3,776
BPS	0.130	06/30/2020	07/01/2020	4,800	U.S. Treasury Inflation Protected Securities 0.250% due 01/15/2025	(4,901)	4,800	4,800
FICC	0.000	06/30/2020	07/01/2020	474	U.S. Treasury Notes 1.875% due 04/30/2022	(484)	474	474
SSB	0.000	06/30/2020	07/01/2020	407	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(415)	407	407

Total Repurchase Agreements						$(9,573)	$9,457	$9,457

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Treasury Obligations (1.1)%
U.S. Treasury Inflation Protected Securities	0.125%	01/15/2030	$5,581	$(6,041)	$(6,041)

Total Short Sales (1.1)%				$(6,041)	$(6,041)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$3,776	$0	$0	$0	$3,776	$(3,773)	$3
BPS	4,800	0	0	0	4,800	(4,901)	(101)
FICC	474	0	0	0	474	(484)	(10)
SSB	407	0	0	0	407	(415)	(8)

Master Securities Forward Transaction Agreement
WFS	0	0	0	(6,041)	(6,041)	0	(6,041)

Total Borrowings and Other Financing Transactions	$9,457	$0	$0	$(6,041)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3	Payable for short sales includes $3 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(54) at a weighted average interest rate of 0.091%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note September Futures	09/2020	1	$81	$0	$0	$0
Australia Government 10-Year Bond September Futures	09/2020	164	16,839	(14)	14	(20)
Canada Government 10-Year Bond September Futures	09/2020	1	113	0	0	0
DAX Index September Futures	09/2020	17	5,885	(11)	126	0
E-mini NASDAQ 100 Index September Futures	09/2020	78	15,830	511	271	0
E-mini S&P 500 Index September Futures	09/2020	1,587	245,207	763	3,372	0
Euro STOXX 50 September Futures	09/2020	27	978	44	12	0
Euro-BTP Italy Government Bond September Futures	09/2020	429	54,104	326	36	(1)
FTSE 100 Index September Futures	09/2020	114	8,684	(120)	95	(78)
FTSE/MIB Index September Futures	09/2020	1	108	(2)	2	0
Gold 100 oz. August Futures	08/2020	13	2,341	39	26	0
Hang Seng China Enterprises Index July Futures	07/2020	8	1,251	(32)	10	(14)
IBEX 35 Index July Futures	07/2020	1	81	2	1	0
Japan Government 10-Year Bond September Futures	09/2020	1	1,407	0	0	(2)
Mini MSCI Emerging Markets Index September Futures	09/2020	9	444	7	0	(2)
Nikkei 225 Yen-denominated Futures September Futures	09/2020	65	6,708	(183)	27	(15)
S&P/Toronto Stock Exchange 60 September Futures	09/2020	1	137	(2)	3	0
SPI 200 Index September Futures	09/2020	65	6,607	(4)	95	(46)
STOXX Europe 600 Price Index September Futures	09/2020	2,787	56,189	260	391	0
Topix Index September Futures	09/2020	169	24,393	(943)	102	(321)
U.S. Treasury 10-Year Note September Futures	09/2020	397	55,251	123	0	(95)
U.S. Treasury 30-Year Bond September Futures	09/2020	93	16,606	99	0	(44)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2020	25	5,454	72	0	(26)

				$935	$4,583	$(664)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	17

Consolidated Schedule of Investments PIMCO Global Managed Asset Allocation Portfolio (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
CAC 40 Index July Futures	07/2020	1	$(55)	$1	$0	$(1)
Euro-Bund 10-Year Bond September Futures	09/2020	50	(9,916)	0	0	(20)
Euro-Schatz September Futures	09/2020	449	(56,569)	(45)	13	0
OMX Stockholm 30 Index July Futures	07/2020	1	(18)	(1)	0	0
U.S. Treasury 2-Year Note September Futures	09/2020	250	(55,207)	(4)	0	(4)
U.S. Treasury 5-Year Note September Futures	09/2020	38	(4,778)	(23)	1	0
United Kingdom Long Gilt September Futures	09/2020	118	(20,125)	(9)	16	(21)

				$(81)	$30	$(46)

Total Futures Contracts				$854	$4,613	$(710)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.320%	EUR 480	$8	$(6)	$2	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
iTraxx Crossover 32 5-Year Index	(5.000)%	Quarterly	12/20/2024	EUR 100	$(16)	$9	$(7)	$0	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-34 5-Year Index	5.000%	Quarterly	06/20/2025		$95	$2	$(3)	$(1)	$1	$0
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025		100	0	1	1	0	0
iTraxx Europe Main 33 5-Year Index	1.000	Quarterly	06/20/2025	EUR	15,500	273	22	295	48	.0

						$275	$20	$295	$49	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.520%	Semi-Annual	12/05/2021	CAD	52,300	$541	$20	$561	$1	$0
Receive	3-Month CAD-Bank Bill	1.440	Semi-Annual	12/05/2024		5,400	(117)	(11)	(128)	4	0
Receive	3-Month CAD-Bank Bill	1.510	Semi-Annual	12/05/2029		50,700	(1,050)	(763)	(1,813)	69	0
Pay	3-Month CAD-Bank Bill	2.010	Semi-Annual	12/05/2049		15,200	1,514	292	1,806	0	(51)
Pay	3-Month USD-LIBOR	1.320	Semi-Annual	12/05/2021		$169,800	2,596	155	2,751	16	0
Receive	3-Month USD-LIBOR	1.210	Semi-Annual	12/05/2024		6,400	(240)	(24)	(264)	1	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		6,400	108	(404)	(296)	3	0
Receive	3-Month USD-LIBOR	1.310	Semi-Annual	12/05/2029		31,800	(2,040)	(51)	(2,091)	57	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/05/2049		2,700	496	(76)	420	0	(24)
Receive	6-Month EUR-EURIBOR	0.600	Annual	12/05/2021	EUR	25,200	141	58	199	0	(2)
Receive	6-Month EUR-EURIBOR	0.540	Annual	12/05/2024		40,180	453	31	484	0	(15)
Pay	6-Month EUR-EURIBOR	0.270	Annual	12/05/2029		51,100	(1,162)	762	(400)	70	0
Receive	6-Month EUR-EURIBOR	0.080	Annual	12/05/2049		9,100	158	(379)	(221)	12	0
Pay	6-Month GBP-LIBOR	0.550	Semi-Annual	12/05/2021	GBP	92,900	296	255	551	38	0
Receive	6-Month GBP-LIBOR	0.500	Semi-Annual	12/05/2024		87,400	(465)	(884)	(1,349)	0	(104)
Receive	6-Month GBP-LIBOR	0.520	Semi-Annual	12/05/2029		2,500	(32)	(21)	(53)	0	(6)
Pay	6-Month GBP-LIBOR	0.550	Semi-Annual	12/05/2049		9,500	(941)	1,424	483	53	0
Pay	28-Day MXN-TIIE	6.570	Lunar	12/31/2024	MXN	258,200	0	849	849	19	0
Pay	28-Day MXN-TIIE	6.620	Lunar	01/02/2025		255,800	0	864	864	19	0
Receive	28-Day MXN-TIIE	5.615	Lunar	04/23/2025		8,500	0	(13)	(13)	0	(1)
Receive	28-Day MXN-TIIE	5.520	Lunar	04/24/2025		46,800	0	(64)	(64)	0	(4)
Receive	28-Day MXN-TIIE	5.505	Lunar	04/28/2025		8,000	0	(11)	(11)	0	(1)
Receive	28-Day MXN-TIIE	5.507	Lunar	04/29/2025		16,600	0	(23)	(23)	0	(1)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	5.030%	Lunar	05/05/2025	MXN	47,900	$0	$(20)	$(20)	$0	$(4)
Receive	28-Day MXN-TIIE	5.150	Lunar	05/08/2025		254,300	0	(164)	(164)	0	(19)
Receive	28-Day MXN-TIIE	5.205	Lunar	05/21/2025		109,800	0	(82)	(82)	0	(8)

							$256	$1,720	$1,976	$362	$(240)

Total Swap Agreements							$523	$1,743	$2,266	$411	$(242)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$4,613	$411	$5,024	$0	$(710)	$(242)	$(952)

(h)	Securities with an aggregate market value of $1,848 and cash of $39,896 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2020	DKK	85,831		$12,517	$0	$(423)
	07/2020	EUR	2,460		2,774	10	0
	07/2020	RUB	18,575		239	0	(22)
	07/2020		$7,824	CHF	7,527	120	0
	07/2020		777	JPY	83,032	0	(8)
	07/2020		3,260	NOK	31,160	4	(26)
	07/2020		4,422	RUB	308,987	0	(95)
	07/2020	ZAR	3,887		$205	0	(19)
	08/2020	CZK	1,944		82	0	0
	08/2020	EUR	3,822		4,333	34	0
	08/2020	JPY	138,988		1,288	8	(8)
	08/2020	RUB	40,041		577	17	0
	08/2020		$4,595	CAD	6,465	168	0
	08/2020		2,957	EUR	2,661	35	0
	09/2020	TWD	18,022		$610	0	(9)
	09/2020		$575	ILS	1,976	0	(4)

BPS	07/2020	BRL	2,083		$389	6	0
	07/2020	GBP	465		588	12	0
	07/2020	RUB	247,467		3,579	108	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	19

Consolidated Schedule of Investments PIMCO Global Managed Asset Allocation Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2020	SEK	51,745		$5,528	$0	$(25)
	07/2020		$381	BRL	2,083	3	0
	08/2020	CZK	1,125		$48	0	0
	09/2020	PHP	155,021		3,024	0	(80)
	09/2020		$3,799	IDR	53,941,549	0	(139)

BRC	07/2020	MXN	84,006		$3,766	113	0
	07/2020		$3,757	MXN	84,006	0	(113)
	08/2020		354	EUR	314	0	0
	09/2020	MYR	29,843		$6,937	1	(4)

BSH	07/2020	BRL	50,214		9,170	0	(64)
	07/2020		$9,831	BRL	50,214	0	(597)

CBK	07/2020	BRL	76,430		$17,443	3,388	0
	07/2020	CHF	7,090		7,491	8	0
	07/2020	CLP	3,530,885		4,602	301	0
	07/2020	COP	5,897,971		1,639	72	0
	07/2020	PEN	16,899		4,894	124	0
	07/2020		$597	AUD	866	1	0
	07/2020		13,957	BRL	76,430	97	0
	07/2020		4,508	CLP	3,541,034	0	(195)
	07/2020		3,199	DKK	21,174	6	(13)
	07/2020		3,363	MXN	84,006	290	0
	07/2020		4,017	PEN	13,782	0	(127)
	07/2020		909	TRY	6,195	0	(8)
	08/2020		7,498	CHF	7,090	0	(8)
	08/2020		844	EUR	762	13	0
	08/2020		40,942	JPY	4,375,600	0	(394)
	09/2020	KRW	10,744,206		$8,721	0	(239)
	09/2020	PEN	20,502		6,024	244	0
	09/2020		$4,545	INR	346,511	6	0
	09/2020		866	MXN	19,210	0	(38)
	10/2020	DKK	21,174		$3,206	13	(5)
	10/2020	PEN	7,606		2,200	56	0
	12/2020	MXN	8,625		389	21	0

DUB	09/2020		$6,878	KRW	8,321,813	62	0

FBF	07/2020	CAD	5,805		$4,282	6	0
	09/2020		$2,332	HKD	18,094	1	0

GLM	07/2020	CHF	436		$454	0	(7)
	07/2020	COP	8,143,984		2,272	108	0
	07/2020	JPY	92,824		865	5	0
	07/2020	MXN	97,792		4,385	143	0
	07/2020	RUB	20,167		259	0	(24)
	07/2020		$3,593	COP	13,496,206	0	(6)
	08/2020		1,204	EUR	1,076	6	0
	09/2020		6,988	MYR	29,734	0	(73)
	09/2020		1,175	SGD	1,672	25	0

HUS	07/2020	CAD	1,006		$735	0	(7)
	07/2020	NZD	697		432	0	(18)
	07/2020		$4,068	GBP	3,270	0	(16)
	07/2020		1,500	NOK	14,616	19	0
	08/2020	CAD	4,619		$3,370	0	(33)
	08/2020	CHF	5,065		5,212	0	(141)
	08/2020		$4,474	CAD	6,122	36	0
	08/2020		4,342	EUR	3,849	0	(13)
	08/2020		1,072	JPY	115,300	0	(4)
	09/2020	INR	489,750		$6,351	0	(81)
	09/2020	THB	4,217		132	0	(5)
	09/2020		$1,060	CNY	7,550	3	0
	09/2020		9,110	INR	695,392	22	0
	09/2020		6	PLN	22	0	0

IND	07/2020	ZAR	14,244		$738	0	(82)
	09/2020		$568	TWD	16,680	5	0

JPM	07/2020	BRL	27,974		$5,108	0	(36)
	07/2020	CAD	973		707	0	(10)
	07/2020	EUR	654		739	4	0
	07/2020	TRY	6,180		893	0	(6)
	07/2020		$5,624	BRL	27,974	0	(480)
	07/2020		1,485	DKK	9,807	0	(7)
	07/2020		5,542	SEK	52,474	89	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2020	CAD	1,146		$816	$0	$(28)
	08/2020	JPY	160,500		1,496	9	0
	08/2020	NOK	52,650		5,132	0	(339)
	09/2020	CNH	5,012		699	0	(7)
	09/2020	INR	558,192		7,248	0	(82)
	09/2020	PHP	18,352		364	0	(3)
	09/2020		$549	KRW	664,169	5	0
	09/2020		3,465	PHP	173,285	4	0
	10/2020	DKK	9,807		$1,488	7	0

MYI	07/2020		$4,839	DKK	32,073	4	(7)
	07/2020		971	JPY	103,831	0	(9)
	08/2020	JPY	103,831		$971	9	0
	08/2020		$66,662	EUR	61,401	2,391	0
	09/2020		7	PLN	28	0	0
	10/2020	DKK	43,062		$6,512	10	(3)

RBC	09/2020		$1,136	IDR	16,127,531	0	(42)

RYL	07/2020	SEK	3,437		$364	0	(5)
	07/2020		$694	AUD	1,006	0	0
	07/2020		1,307	ZAR	22,054	0	(37)
	07/2020	ZAR	18,709		$1,088	11	0

SCX	07/2020	CLP	193,695		248	13	0
	07/2020	EUR	11,085		12,338	0	(116)
	07/2020	JPY	95,814		896	9	0
	07/2020	NOK	45,776		4,721	0	(35)
	07/2020	NZD	174		108	0	(4)
	07/2020	TRY	62		9	0	0
	07/2020		$1,370	NZD	2,122	0	(1)
	08/2020	EUR	12,869		$14,464	0	(5)
	08/2020		$1,079	JPY	115,700	0	(6)
	08/2020		4,722	NOK	45,776	35	0
	09/2020		4,835	KRW	5,851,220	45	0
	09/2020		4,215	TWD	123,499	28	0

SOG	07/2020		1,742	DKK	11,563	1	0
	07/2020		1,481	EUR	1,330	14	0
	08/2020		544	NOK	5,451	22	0
	09/2020	IDR	70,797,420		$4,890	86	0
	10/2020	DKK	11,563		1,746	0	(1)

SSB	07/2020	GBP	7,738		9,754	166	0
	07/2020	JPY	137,586		1,280	6	0
	07/2020		$397	NZD	611	0	(3)
	07/2020		398	SEK	3,657	0	(5)
	07/2020		794	ZAR	14,643	49	0
	08/2020		962	JPY	103,000	0	(7)
	09/2020	HKD	1,481		$191	0	0
	09/2020	KRW	4,162,193		3,465	0	(6)
	09/2020		$966	HKD	7,495	1	0

TOR	07/2020	CAD	6,651		$4,868	0	(31)
	07/2020	NZD	1,195		741	0	(30)
	07/2020		$628	JPY	67,219	0	(6)
	07/2020		8,565	PEN	29,791	0	(157)
	08/2020	JPY	67,219		$629	6	0
	08/2020		$4,868	CAD	6,651	31	0

UAG	07/2020	AUD	3,914		$2,725	24	0
	07/2020	NZD	174		108	0	(4)
	07/2020		$14,543	CAD	19,551	0	(142)
	07/2020		2,045	GBP	1,614	0	(45)
	07/2020		675	JPY	72,142	0	(7)
	08/2020	JPY	72,142		$675	7	0
	08/2020		$692	JPY	75,300	6	0

Total Forward Foreign Currency Contracts						$8,812	$(4,885)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	21

Consolidated Schedule of Investments PIMCO Global Managed Asset Allocation Portfolio (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC USD versus TWD	TWD	29.900	12/11/2020	17,400	$117	$75

BPS	Call - OTC USD versus INR	INR	79.000	09/17/2020	28,200	175	76

						$292	$151

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	53,400	$2,114	$1

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	42,550	1,811	0

							$3,925	$1

Total Purchased Options							$4,217	$152

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	5,600	$(255)	$(2)

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	1,100	(8)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	4,500	(83)	0

Total Written Options						$(346)	$(2)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	2,132	$(46)	$58	$12	$0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		2,200	(65)	81	16	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		596	(19)	25	6	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		7,900	(364)	444	80	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		11,100	(685)	790	105	0

MEI	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		11,100	(576)	689	113	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		9,600	(317)	389	72	0

SAL	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		1,600	(4)	(1)	0	(5)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,800	(110)	138	28	0

							$(2,186)	$2,613	$432	$(5)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Pay	3-Month KRW-KORIBOR	1.430%	Quarterly	07/01/2029	KRW	100	$0	$0	$0	$0

SCX	Pay	3-Month CNY-CNREPOFIX	1.783	Quarterly	04/23/2025	CNY	157,000	0	(557)	0	(557)

								$0	$(557)	$0	$(557)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

TOTAL RETURN SWAPS ON COMMODITY, EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
FBF	Pay	Swiss Market Index	10	0.000% 1-Month USD-LIBOR plus a specified spread	Maturity	09/18/2020	CHF	100	$0	$0	$0	$0
	Pay	DWRTFT Index	43	0.513% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/05/2020	$	385	0	0	0	0
	Pay	DWRTFT Index	26	0.394% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/07/2021		243	0	10	10	0

GST	Receive	CMDSKEWLS Index	13,639	0.250%	Monthly	02/16/2021		1,936	0	21	21	0

JPM	Pay	JMC10FNX Index	113,141	0.000%	Monthly	07/15/2020		223	0	(3)	0	(3)
	Receive	JMC1TZTX Index	6,980	0.000%	Monthly	07/15/2020		87	0	1	1	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	0.306% (3-Month USD-LIBOR)	Maturity	12/21/2020		200	0	(2)	0	(2)
	Receive	JMABFNJ2 Index	50,070	0.000%	Monthly	12/31/2020		4,394	0	0	0	0
	Receive	JMABDEWE Index	2,526	0.300%	Monthly	02/16/2021		3,304	0	17	17	0
	Pay	DWRTFT Index	46	0.404% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/15/2021		430	0	18	18	0

									$0	$62	$67	$(5)

Total Swap Agreements									$(2,186)	$2,118	$499	$(567)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$396	$75	$0	$471	$(614)	$0	$0	$(614)	$(143)	$0	$(143)
BPS	129	76	0	205	(244)	0	0	(244)	(39)	0	(39)
BRC	114	0	0	114	(117)	0	0	(117)	(3)	0	(3)
BSH	0	0	0	0	(661)	0	0	(661)	(661)	655	(6)
CBK	4,640	0	0	4,640	(1,027)	0	0	(1,027)	3,613	(3,570)	43
DUB	62	0	12	74	0	0	0	0	74	(190)	(116)
FBF	7	0	10	17	0	0	0	0	17	0	17
GLM	287	0	0	287	(110)	(2)	0	(112)	175	(340)	(165)
GST	0	0	228	228	0	0	0	0	228	(260)	(32)
HUS	80	0	0	80	(318)	0	0	(318)	(238)	261	23
IND	5	0	0	5	(82)	0	0	(82)	(77)	0	(77)
JPM	118	1	36	155	(998)	0	(5)	(1,003)	(848)	656	(192)
MEI	0	0	113	113	0	0	0	0	113	0	113
MYC	0	0	72	72	0	0	0	0	72	(131)	(59)
MYI	2,414	0	0	2,414	(19)	0	0	(19)	2,395	(2,320)	75
RBC	0	0	0	0	(42)	0	0	(42)	(42)	0	(42)
RYL	11	0	0	11	(42)	0	0	(42)	(31)	0	(31)
SAL	0	0	0	0	0	0	(5)	(5)	(5)	0	(5)
SCX	130	0	0	130	(167)	0	(557)	(724)	(594)	611	17
SOG	123	0	0	123	(1)	0	0	(1)	122	0	122
SSB	222	0	0	222	(21)	0	0	(21)	201	(280)	(79)
TOR	37	0	0	37	(224)	0	0	(224)	(187)	0	(187)
UAG	37	0	28	65	(198)	0	0	(198)	(133)	261	128

Total Over the Counter	$8,812	$152	$499	$9,463	$(4,885)	$(2)	$(567)	$(5,454)

(j)

Securities with an aggregate market value of $2,443 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	23

Consolidated Schedule of Investments PIMCO Global Managed Asset Allocation Portfolio (Cont.)

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$26	$0	$4,507	$0	$80	$4,613
Swap Agreements	0	49	0	0	362	411

	$26	$49	$4,507	$0	$442	$5,024

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,812	$0	$8,812
Purchased Options	0	0	0	151	1	152
Swap Agreements	39	432	28	0	0	499

	$39	$432	$28	$8,963	$1	$9,463

	$65	$481	$4,535	$8,963	$443	$14,487

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$477	$0	$233	$710
Swap Agreements	0	2	0	0	240	242

	$0	$2	$477	$0	$473	$952

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,885	$0	$4,885
Written Options	0	0	0	0	2	2
Swap Agreements	3	5	0	0	559	567

	$3	$5	$0	$4,885	$561	$5,454

	$3	$7	$477	$4,885	$1,034	$6,406

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1,031	$0	$(22)	$1,009
Written Options	0	0	(2,131)	0	0	(2,131)
Futures	(447)	0	(16,657)	0	7,940	(9,164)
Swap Agreements	0	(1,658)	0	0	2,191	533

	$(447)	$(1,658)	$(17,757)	$0	$10,109	$(9,753)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,364)	$0	$(1,364)
Purchased Options	0	0	(100)	(4)	100	(4)
Written Options	0	27	0	327	575	929
Swap Agreements	(1,660)	135	9,019	0	1,426	8,920

	$(1,660)	$162	$8,919	$(1,041)	$2,101	$8,481

	$(2,107)	$(1,496)	$(8,838)	$(1,041)	$12,210	$(1,272)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$903	$0	$4	$907
Written Options	0	0	(730)	0	0	(730)
Futures	202	0	(782)	0	2,328	1,748
Swap Agreements	0	(284)	0	0	98	(186)

	$202	$(284)	$(609)	$0	$2,430	$1,739

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,825	$0	$2,825
Purchased Options	0	0	100	(141)	(106)	(147)
Written Options	0	(12)	0	38	(259)	(233)
Swap Agreements	(243)	(172)	(5,138)	0	(475)	(6,028)

	$(243)	$(184)	$(5,038)	$2,722	$(840)	$(3,583)

	$(41)	$(468)	$(5,647)	$2,722	$1,590	$(1,844)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$40,069	$0	$40,069
Industrials	0	9,038	0	9,038
Utilities	0	6,514	0	6,514
U.S. Government Agencies	0	55,430	0	55,430
Non-Agency Mortgage-Backed Securities	0	8,911	0	8,911
Asset-Backed Securities	0	23,478	0	23,478
Sovereign Issues	0	1,645	0	1,645
Preferred Securities
Banking & Finance	0	430	0	430
Real Estate Investment Trusts
Real Estate	1,456	0	0	1,456
Short-Term Instruments
Repurchase Agreements	0	9,457	0	9,457
Argentina Treasury Bills	0	57	0	57
U.S. Treasury Bills	0	41,623	0	41,623

	$1,456	$196,652	$0	$198,108

Investments in Affiliates, at Value
Mutual Funds	$171,903	$0	$0	$171,903
Short-Term Instruments
Central Funds Used for Cash Management Purposes	197,254	0	0	197,254

	$369,157	$0	$0	$369,157

Total Investments	$370,613	$196,652	$0	$567,265

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(6,041)	$0	$(6,041)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4,613	411	0	5,024
Over the counter	0	9,463	0	9,463

	$4,613	$9,874	$0	$14,487

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(710)	(242)	0	(952)
Over the counter	0	(5,454)	0	(5,454)

	$(710)	$(5,696)	$0	$(6,406)

Total Financial Derivative Instruments	$3,903	$4,178	$0	$8,081

Totals	$374,516	$194,789	$0	$569,305

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	25

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Managed Asset Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

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Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value

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of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value

SEMIANNUAL REPORT	JUNE 30, 2020	29

Notes to Financial Statements (Cont.)

hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the

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Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost,

so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2020 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Investment Grade Credit Bond Fund	$0	$80,985	$(4,600)	$205	$3,658	$80,248	$598	$0

PIMCO Mortgage Opportunities and Bond Fund	90,572	1,488	0	0	(405)	91,655	1,480	0

PIMCO Short-Term Floating NAV Portfolio III	112,748	462,759	(377,700)	(793)	240	197,254	859	0

Totals	$203,320	$545,232	$(382,300)	$(588)	$3,493	$369,157	$2,937	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored

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Notes to Financial Statements (Cont.)

corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Portfolio as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state

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and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement

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Notes to Financial Statements (Cont.)

of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each

Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract

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and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  (“Barrier Options”) are options, which may be written or purchased, with non-standard payout structures or other features. Barrier Options are generally traded OTC. The Portfolio may invest in

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Notes to Financial Statements (Cont.)

various types of Barrier Options including down-and-in, down-and-out and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date. Down-and-out options expire worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index

Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon

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entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal

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Notes to Financial Statements (Cont.)

to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the

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other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security

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Notes to Financial Statements (Cont.)

that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic

40	PIMCO VARIABLE INSURANCE TRUST

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developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the GMAA Subsidiary, the Portfolio is indirectly exposed to the risks associated with the GMAA Subsidiary’s investments. The GMAA Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the GMAA Subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section

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Notes to Financial Statements (Cont.)

of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out

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and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

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Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.90%	0.05%	0.05%	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2020, the amount was $382.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any

44	PIMCO VARIABLE INSURANCE TRUST

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portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2020, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. The Portfolio also indirectly pays its proportionate share of the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds and, to the extent not included among the Underlying PIMCO Funds, funds of PIMCO ETF Trust in which the Portfolio invests (collectively, “Underlying PIMCO Fund Fees”).

PIMCO has contractually agreed, through May 1, 2021, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the Underlying PIMCO Fund Fees indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying PIMCO Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2020, the amount was $354,034.

PIMCO Cayman Commodity Portfolio II, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Portfolio’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid by the Commodity Subsidiary to PIMCO. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2020, the amount was $142,627. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital

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Notes to Financial Statements (Cont.)

gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$763,602	$852,718	$87,681	$48,080

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	2	$21	0	$0

Administrative Class	62	681	35	419

Advisor Class	1,069	10,716	672	8,085
Issued as reinvestment of distributions

Institutional Class	15	161	4	44

Administrative Class	1,064	11,524	274	3,292

Advisor Class	3,170	34,566	760	9,166
Cost of shares redeemed

Institutional Class	(2)	(19)	(1)	(6)

Administrative Class	(1,010)	(11,968)	(2,175)	(25,939)

Advisor Class	(3,079)	(35,796)	(6,189)	(74,334)

Net increase (decrease) resulting from Portfolio share transactions	1,291	$9,886	(6,620)	$(79,273)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 87% of the Portfolio. One of the shareholders is a related party of the Portfolio and comprises 22% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on November 21, 2008, as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary on January 14, 2009, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 7.5% of the Portfolio’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

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16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Portfolio may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Portfolio, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Portfolio’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Portfolio is treated as qualifying dividends; and (iii) that income inclusion by the Portfolio of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as ordinary income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	JUNE 30, 2020	47

Notes to Financial Statements (Cont.)

June 30, 2020 (Unaudited)

As of its last fiscal year ended December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$ 0	$ 0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$561,165	$24,063	$(16,875)	$7,188

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

48	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	NatWest Markets Plc

BOS	BofA Securities, Inc.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris

BSH	Banco Santander S.A. - New York Branch	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	WFS	Wells Fargo Securities, LLC

FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol

AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso

BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty

CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble

CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona

CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	TRY	Turkish New Lira

COP	Colombian Peso	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar

CZK	Czech Koruna	NOK	Norwegian Krone	USD (or $)	United States Dollar

DKK	Danish Krone	NZD	New Zealand Dollar	ZAR	South African Rand

EUR	Euro

Exchange Abbreviations:

FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	JMC1TZTX	J.P. Morgan Custom Commodity Swap Indices

CAC	Cotation Assistée en Continu	DAX	Deutscher Aktien Index 30	OMX	Stockholm 30 Index

CDX.HY	Credit Derivatives Index - High Yield	DWRTFT	Dow Jones Wilshire REIT Total Return Index	S&P 500	Standard & Poor’s 500 Index

CDX.IG	Credit Derivatives Index - Investment Grade	FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index	SPI 200	Australian Equity Futures Index

CMBX	Commercial Mortgage-Backed Index	IBEX 35	Spanish Continuous Exchange Index	TOPIX	Tokyo Price Index

CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	JMABDEWE	J.P. Morgan Custom Commodity Index	US0003M	3 Month USD Swap Rate

CNREPOFIX	China Fixing Repo Rates 7-Day	JMABFNJ2	J.P. Morgan Custom Commodity Index

CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	JMC10FNX	J.P. Morgan Custom Commodity Swap Indices

Other Abbreviations:

ABS	Asset-Backed Security	KORIBOR	Korea Interbank Offered Rate	oz.	Ounce

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

DAC	Designated Activity Company	MSCI	Morgan Stanley Capital International	YOY	Year-Over-Year

EURIBOR	Euro Interbank Offered Rate

SEMIANNUAL REPORT	JUNE 30, 2020	49

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

50	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT11SAR_063020

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2020

PIMCO High Yield Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 4.30%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.43%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -4.64%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.87%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.89%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities generated weak results, driven by a sharp selloff in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities recouped a portion of their losses in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the six-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned -3.08% and global equities, as represented by the MSCI World Index, returned -5.77%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -4.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.83%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -9.78%.

Commodity prices were extremely volatile and generally moved lower. When the reporting period began, Brent crude oil was approximately $66 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 6.46% versus the British pound, but the U.S. dollar fell 0.63% and 0.19% versus the yen and the euro, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2020	3

Important Information About the PIMCO High Yield Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the

4	PIMCO VARIABLE INSURANCE TRUST

nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO High Yield Portfolio	04/30/98	07/01/02	04/30/98	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent

SEMIANNUAL REPORT	JUNE 30, 2020	5

Important Information About the PIMCO High Yield Portfolio (Cont.)

twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a portfolio’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolio is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO High Yield Portfolio

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2020†§

Corporate Bonds & Notes	88.7%

Short-Term Instruments‡	5.7%

U.S. Treasury Obligations	3.4%

Loan Participations and Assignments	2.1%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO High Yield Portfolio Institutional Class	(3.74)%	0.21%	4.57%	6.14%	6.99%
PIMCO High Yield Portfolio Administrative Class	(3.81)%	0.06%	4.41%	5.99%	5.59%
PIMCO High Yield Portfolio Advisor Class	(3.86)%	(0.04)%	4.30%	5.88%	5.62%
ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index±	(3.62)%	0.52%	4.77%	6.53%	6.03%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/1998.

± ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. ICE BofAML US High Yield, Cash Pay, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollardenominated corporate bonds publicly issued in the US domestic market. Prior to September 25th, 2009, the ICE BofAML Indices were known as the Merrill Lynch Indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.63% for Institutional Class shares, 0.78% for Administrative Class shares, and 0.88% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in high yield investments (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the energy sector contributed to performance, as the sector underperformed the broader market.

»	Security selection in finance and insurance contributed to performance, as the Portfolio’s finance and insurance positions outperformed the broader sector.

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the broader market.

»	Security selection in energy detracted from performance, as the Portfolio’s energy positions underperformed the broader sector.

»	Security selection in banking detracted from performance, as the Portfolio’s banking positions underperformed the broader sector.

»	Underweight exposure to the telecom sector detracted from performance, as the sector outperformed the broader market.

SEMIANNUAL REPORT	JUNE 30, 2020	7

Expense Example PIMCO High Yield Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$962.60	$3.11	$1,000.00	$1,021.56	$3.20	0.64%
Administrative Class	1,000.00	961.90	3.83	1,000.00	1,020.82	3.95	0.79
Advisor Class	1,000.00	961.40	4.32	1,000.00	1,020.33	4.45	0.89

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	JUNE 30, 2020	9

Financial Highlights PIMCO High Yield Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2020 - 06/30/2020+	$7.95	$0.18	$(0.48)	$(0.30)	$(0.19)	$0.00	$(0.19)

12/31/2019	7.28	0.39	0.68	1.07	(0.40)	0.00	(0.40)

12/31/2018	7.87	0.39	(0.58)	(0.19)	(0.40)	0.00	(0.40)

12/31/2017	7.75	0.38	0.14	0.52	(0.40)	0.00	(0.40)

12/31/2016	7.26	0.40	0.49	0.89	(0.40)	0.00	(0.40)

12/31/2015	7.91	0.41	(0.52)	(0.11)	(0.42)	(0.12)	(0.54)
Administrative Class

01/01/2020 - 06/30/2020+	7.95	0.18	(0.48)	(0.30)	(0.19)	0.00	(0.19)

12/31/2019	7.28	0.37	0.68	1.05	(0.38)	0.00	(0.38)

12/31/2018	7.87	0.38	(0.58)	(0.20)	(0.39)	0.00	(0.39)

12/31/2017	7.75	0.37	0.13	0.50	(0.38)	0.00	(0.38)

12/31/2016	7.26	0.38	0.50	0.88	(0.39)	0.00	(0.39)

12/31/2015	7.91	0.40	(0.52)	(0.12)	(0.41)	(0.12)	(0.53)
Advisor Class

01/01/2020 - 06/30/2020+	7.95	0.18	(0.49)	(0.31)	(0.18)	0.00	(0.18)

12/31/2019	7.28	0.37	0.68	1.05	(0.38)	0.00	(0.38)

12/31/2018	7.87	0.37	(0.58)	(0.21)	(0.38)	0.00	(0.38)

12/31/2017	7.75	0.36	0.14	0.50	(0.38)	0.00	(0.38)

12/31/2016	7.26	0.37	0.51	0.88	(0.39)	0.00	(0.39)

12/31/2015	7.91	0.39	(0.52)	(0.13)	(0.40)	(0.12)	(0.52)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Ratio of expenses to average net assets includes line of credit expenses.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.46	(3.74)%	$9,280	0.64	%*(d)	0.64	%*(d)	0.60	%*	0.60	%*	4.96	%*	17%

7.95	14.90	11,169	0.63	(d)	0.63	(d)	0.60		0.60		4.97		30

7.28	(2.50)	9,211	0.63	(d)	0.63	(d)	0.60		0.60		5.11		17

7.87	6.77	10,863	0.61	(d)	0.61	(d)	0.60		0.60		4.80		25

7.75	12.61	9,937	0.61	(d)	0.61	(d)	0.60		0.60		5.24		30

7.26	(1.50)	4,450	0.61	(d)	0.61	(d)	0.60		0.60		5.23		23

7.46	(3.81)	775,196	0.79	*(d)	0.79	*(d)	0.75	*	0.75	*	4.84	*	17

7.95	14.72	895,701	0.78	(d)	0.78	(d)	0.75		0.75		4.83		30

7.28	(2.65)	847,818	0.78	(d)	0.78	(d)	0.75		0.75		4.96		17

7.87	6.61	1,016,642	0.76	(d)	0.76	(d)	0.75		0.75		4.64		25

7.75	12.45	1,049,825	0.76	(d)	0.76	(d)	0.75		0.75		5.09		30

7.26	(1.64)	1,079,951	0.76	(d)	0.76	(d)	0.75		0.75		5.08		23

7.46	(3.86)	15,041	0.89	*(d)	0.89	*(d)	0.85	*	0.85	*	4.65	*	17

7.95	14.61	33,523	0.88	(d)	0.88	(d)	0.85		0.85		4.73		30

7.28	(2.75)	16,190	0.88	(d)	0.88	(d)	0.85		0.85		4.83		17

7.87	6.50	29,721	0.86	(d)	0.86	(d)	0.85		0.85		4.53		25

7.75	12.34	41,147	0.86	(d)	0.86	(d)	0.85		0.85		4.96		30

7.26	(1.74)	20,953	0.86	(d)	0.86	(d)	0.85		0.85		4.95		23

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	11

Statement of Assets and Liabilities PIMCO High Yield Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$752,095
Investments in Affiliates	44,004
Financial Derivative Instruments
Exchange-traded or centrally cleared	230
Cash	1
Deposits with counterparty	3,914
Foreign currency, at value	76
Receivable for investments sold	21,547
Receivable for Portfolio shares sold	141
Interest and/or dividends receivable	11,103
Dividends receivable from Affiliates	21
Prepaid expenses	4
Total Assets	833,136

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$21,843
Financial Derivative Instruments
Over the counter	625
Payable for investments purchased	6,565
Payable for investments in Affiliates purchased	21
Deposits from counterparty	275
Payable for Portfolio shares redeemed	3,758
Accrued investment advisory fees	171
Accrued supervisory and administrative fees	239
Accrued distribution fees	5
Accrued servicing fees	99
Other liabilities	18
Total Liabilities	33,619

Net Assets	$799,517

Net Assets Consist of:

Paid in capital	$835,560
Distributable earnings (accumulated loss)	(36,043)

Net Assets	$799,517

Net Assets:

Institutional Class	$9,280
Administrative Class	775,196
Advisor Class	15,041

Shares Issued and Outstanding:

Institutional Class	1,244
Administrative Class	103,891
Advisor Class	2,016

Net Asset Value Per Share Outstanding(a):

Institutional Class	$7.46
Administrative Class	7.46
Advisor Class	7.46

Cost of investments in securities	$760,749
Cost of investments in Affiliates	$43,893
Cost of foreign currency held	$75
Cost or premiums of financial derivative instruments, net	$1,063

* Includes repurchase agreements of:	$1,477

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)

Investment Income:

Interest	$22,903
Dividends from Investments in Affiliates	263
Total Income	23,166

Expenses:

Investment advisory fees	1,029
Supervisory and administrative fees	1,441
Servicing fees - Administrative Class	595
Distribution and/or servicing fees - Advisor Class	25
Trustee fees	11
Interest expense	154
Miscellaneous expense	6
Total Expenses	3,261
Waiver and/or Reimbursement by PIMCO	(1)
Net Expenses	3,260

Net Investment Income (Loss)	19,906

Net Realized Gain (Loss):

Investments in securities	(9,825)
Investments in Affiliates	(203)
Exchange-traded or centrally cleared financial derivative instruments	(3,647)
Over the counter financial derivative instruments	(277)
Foreign currency	(4)

Net Realized Gain (Loss)	(13,956)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(36,839)
Investments in Affiliates	54
Exchange-traded or centrally cleared financial derivative instruments	(2,426)
Over the counter financial derivative instruments	(1,271)
Foreign currency assets and liabilities	2

Net Change in Unrealized Appreciation (Depreciation)	(40,480)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(34,530)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	13

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$19,906	$45,459
Net realized gain (loss)	(13,956)	2,506
Net change in unrealized appreciation (depreciation)	(40,480)	79,487

Net Increase (Decrease) in Net Assets Resulting from Operations	(34,530)	127,452

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(262)	(535)
Administrative Class	(19,788)	(44,700)
Advisor Class	(486)	(1,450)

Total Distributions(a)	(20,536)	(46,685)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(85,810)	(13,593)

Total Increase (Decrease) in Net Assets	(140,876)	67,174

Net Assets:

Beginning of period	940,393	873,219
End of period	$799,517	$940,393

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.1%

CommScope, Inc.
3.428% (LIBOR03M + 3.250%) due 04/06/2026 ~	$993	$945

Da Vinci Purchaser Corp.
5.238% (LIBOR03M + 4.000%) due 01/08/2027 ~	1,000	976

Diamond Sports Group LLC
3.430% (LIBOR03M + 3.250%) due 08/24/2026 ~	993	813

Emerald TopCo, Inc.
4.260% (LIBOR03M + 3.500%) due 07/24/2026 ~	744	721

Envision Healthcare Corp.
3.928% (LIBOR03M + 3.750%) due 10/10/2025 ~	1,975	1,327

Getty Images, Inc.
4.688% (LIBOR03M + 4.500%) due 02/19/2026 ~	1,705	1,528

NCI Building Systems, Inc.
3.941% (LIBOR03M + 3.750%) due 04/12/2025 ~	995	950

RegionalCare Hospital Partners Holdings, Inc.
3.928% (LIBOR03M + 3.750%) due 11/17/2025 ~	1,000	937

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~	4,984	4,886

Starfruit Finco BV
3.188% (LIBOR03M + 3.000%) due 10/01/2025 ~	995	938

U.S. Renal Care, Inc.
5.178% (LIBOR03M + 5.000%) due 06/26/2026 ~	2,481	2,391

Total Loan Participations and Assignments (Cost $17,634)		16,412

CORPORATE BONDS & NOTES 88.3%

BANKING & FINANCE 7.2%

Allied Universal Holdco LLC
6.625% due 07/15/2026	1,500	1,580

Ally Financial, Inc.
5.125% due 09/30/2024	1,000	1,081
8.000% due 11/01/2031	1,401	1,803

Barclays PLC
7.750% due 09/15/2023 •(c)(d)	1,000	1,017

BNP Paribas S.A.
7.375% due 08/19/2025 •(c)(d)	2,000	2,194

CIT Group, Inc.
5.000% due 08/15/2022	2,000	2,049

Credit Acceptance Corp.
5.125% due 12/31/2024	750	726

ESH Hospitality, Inc.
4.625% due 10/01/2027	1,000	942
5.250% due 05/01/2025	1,000	969

Ford Motor Credit Co. LLC
3.096% due 05/04/2023	3,000	2,854
4.063% due 11/01/2024	1,000	955
4.134% due 08/04/2025	1,000	952
4.140% due 02/15/2023	1,500	1,475
4.250% due 09/20/2022	1,000	984
4.375% due 08/06/2023	1,000	985
4.542% due 08/01/2026	500	479
5.113% due 05/03/2029	750	735
5.125% due 06/16/2025	750	754
5.584% due 03/18/2024	1,500	1,518
5.596% due 01/07/2022	1,500	1,516

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	1,500	1,356

Greystar Real Estate Partners LLC
5.750% due 12/01/2025	1,000	1,010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Howard Hughes Corp.
5.375% due 03/15/2025	$2,500	$2,334

Intesa Sanpaolo SpA
5.017% due 06/26/2024	1,250	1,281
5.710% due 01/15/2026	1,000	1,061
7.700% due 09/17/2025 •(c)(d)	1,000	999

iStar, Inc.
4.250% due 08/01/2025	1,500	1,361

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(c)(d)	4,000	4,158

MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026	1,000	996
5.625% due 05/01/2024	1,000	1,043
5.750% due 02/01/2027	750	770

Navient Corp.
6.125% due 03/25/2024	1,500	1,430
6.500% due 06/15/2022	1,000	986
6.625% due 07/26/2021	500	491
6.750% due 06/25/2025	500	480
7.250% due 01/25/2022	500	502

Park Intermediate Holdings LLC
7.500% due 06/01/2025	1,000	1,027

Quicken Loans LLC
5.250% due 01/15/2028	1,000	1,043
5.750% due 05/01/2025	500	512

RHP Hotel Properties LP
5.000% due 04/15/2023	1,500	1,423

Ryman Hospitality Properties, Inc.
4.750% due 10/15/2027	1,000	887

Springleaf Finance Corp.
5.375% due 11/15/2029	1,000	946
5.625% due 03/15/2023	1,000	1,014
6.125% due 03/15/2024	1,000	1,018
6.625% due 01/15/2028	750	744
6.875% due 03/15/2025	1,000	1,028
7.125% due 03/15/2026	1,000	1,036
8.875% due 06/01/2025	500	535

VICI Properties LP
4.125% due 08/15/2030	500	478
4.625% due 12/01/2029	500	488

		58,005

INDUSTRIALS 72.6%

Acadia Healthcare Co., Inc.
5.625% due 02/15/2023	1,500	1,504
6.500% due 03/01/2024	500	511

Adient Global Holdings Ltd.
4.875% due 08/15/2026	2,000	1,659

Adient U.S. LLC
7.000% due 05/15/2026	250	259

ADT Security Corp.
4.125% due 06/15/2023	1,000	1,005
4.875% due 07/15/2032	1,000	913
6.250% due 10/15/2021	1,000	1,032

Air Medical Group Holdings, Inc.
6.375% due 05/15/2023	2,500	2,309

Albertsons Cos., Inc.
4.625% due 01/15/2027	250	250
4.875% due 02/15/2030	1,000	1,024
6.625% due 06/15/2024	1,000	1,026
7.500% due 03/15/2026	1,500	1,628

Alcoa Nederland Holding BV
6.125% due 05/15/2028	500	513
6.750% due 09/30/2024	500	512
7.000% due 09/30/2026	250	257

Allison Transmission, Inc.
5.000% due 10/01/2024	2,000	2,001

Altice Financing S.A.
5.000% due 01/15/2028	1,000	995
7.500% due 05/15/2026	1,250	1,313

Altice Finco S.A.
7.625% due 02/15/2025	1,000	1,044

Altice France Holding S.A.
6.000% due 02/15/2028	1,000	951

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Altice France S.A.
5.500% due 01/15/2028 (f)	$2,000	$2,023
7.375% due 05/01/2026	2,500	2,612
8.125% due 02/01/2027	1,000	1,096

AMC Networks, Inc.
4.750% due 12/15/2022	667	667
4.750% due 08/01/2025	500	492
5.000% due 04/01/2024	1,000	993

American Builders & Contractors Supply Co., Inc.
4.000% due 01/15/2028	2,000	1,947
5.875% due 05/15/2026	1,750	1,737

Amsted Industries, Inc.
4.625% due 05/15/2030	1,000	990
5.625% due 07/01/2027	500	517

Antero Resources Corp.
5.125% due 12/01/2022	1,000	725

Aramark Services, Inc.
5.000% due 02/01/2028	1,500	1,428

Ardagh Packaging Finance PLC
4.125% due 08/15/2026	750	743
5.250% due 08/15/2027	2,000	1,966
6.000% due 02/15/2025	413	423

Ascend Learning LLC
6.875% due 08/01/2025	1,500	1,513

Ascent Resources Utica Holdings LLC
7.000% due 11/01/2026	1,000	644

Ashland LLC
4.750% due 08/15/2022	225	238

Avantor, Inc.
6.000% due 10/01/2024	1,000	1,046
9.000% due 10/01/2025	1,250	1,348

Avon International Capital PLC
6.500% due 08/15/2022	750	737

Avon International Operations, Inc.
7.875% due 08/15/2022	1,000	1,005

Axalta Coating Systems LLC
4.750% due 06/15/2027	1,250	1,260

B.C. Unlimited Liability Co.
3.875% due 01/15/2028	1,000	972
4.250% due 05/15/2024	1,000	1,003
5.000% due 10/15/2025	3,000	2,990

Ball Corp.
5.250% due 07/01/2025	1,500	1,647

Bausch Health Americas, Inc.
8.500% due 01/31/2027	2,000	2,126
9.250% due 04/01/2026	1,500	1,629

Bausch Health Cos., Inc.
5.000% due 01/30/2028	1,000	943
5.250% due 01/30/2030	1,000	950
5.500% due 03/01/2023	373	372
5.500% due 11/01/2025 (f)	2,000	2,046
5.750% due 08/15/2027	1,000	1,062
5.875% due 05/15/2023	167	167
6.125% due 04/15/2025	1,250	1,270
7.000% due 03/15/2024	1,250	1,299
7.000% due 01/15/2028	1,000	1,032
7.250% due 05/30/2029	1,000	1,051
9.000% due 12/15/2025	1,000	1,078

BCD Acquisition, Inc.
9.625% due 09/15/2023	1,275	1,222

Beacon Roofing Supply, Inc.
4.875% due 11/01/2025 (f)	5,000	4,476

Berry Global, Inc.
4.500% due 02/15/2026	1,000	988
5.125% due 07/15/2023	1,000	1,009
6.000% due 10/15/2022	500	502

Boise Cascade Co.
5.625% due 09/01/2024	1,000	1,011

Bombardier, Inc.
7.500% due 12/01/2024	1,000	653
7.500% due 03/15/2025	1,000	656
7.875% due 04/15/2027	1,000	657
8.750% due 12/01/2021	1,500	1,226

Boxer Parent Co., Inc.
7.125% due 10/02/2025	1,000	1,052

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boyd Gaming Corp.
4.750% due 12/01/2027	$1,000	$860

Bruin E&P Partners LLC
8.875% due 08/01/2023	1,000	35

Buckeye Partners LP
4.125% due 03/01/2025	875	842
4.500% due 03/01/2028	625	589

Builders FirstSource, Inc.
5.000% due 03/01/2030	1,250	1,178

Caesars Resort Collection LLC
5.250% due 10/15/2025	2,000	1,743

Callon Petroleum Co.
6.375% due 07/01/2026	1,000	334

Camelot Finance S.A.
4.500% due 11/01/2026	1,000	1,000

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028	1,000	994

Cascades, Inc.
5.125% due 01/15/2026	500	509
5.375% due 01/15/2028	500	509

Catalent Pharma Solutions, Inc.
4.875% due 01/15/2026	2,000	2,038
5.000% due 07/15/2027	1,000	1,040

CCO Holdings LLC
4.500% due 08/15/2030	1,750	1,792
4.500% due 05/01/2032	1,000	1,014
4.750% due 03/01/2030	1,000	1,025
5.000% due 02/01/2028	1,000	1,034
5.125% due 05/01/2027	1,000	1,036
5.375% due 05/01/2025	1,000	1,028
5.375% due 06/01/2029	1,500	1,584
5.750% due 02/15/2026	3,000	3,110
5.875% due 04/01/2024	1,000	1,032
5.875% due 05/01/2027	1,000	1,044

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025 (a)	500	521

Cedar Fair LP
5.250% due 07/15/2029	1,250	1,132

Cenovus Energy, Inc.
4.250% due 04/15/2027	1,500	1,362
6.750% due 11/15/2039	1,500	1,477

Centene Corp.
3.375% due 02/15/2030	1,000	1,011
4.625% due 12/15/2029	1,500	1,592
4.750% due 01/15/2025	1,000	1,025
5.250% due 04/01/2025	1,250	1,289
5.375% due 06/01/2026	500	520
5.375% due 08/15/2026	1,000	1,044

Centennial Resource Production LLC
5.375% due 01/15/2026	2,000	1,067

CF Industries, Inc.
5.150% due 03/15/2034	2,000	2,143

Change Healthcare Holdings LLC
5.750% due 03/01/2025	2,000	1,980

Chemours Co.
6.625% due 05/15/2023	500	481
7.000% due 05/15/2025 (f)	1,000	958

Cheniere Energy Partners LP
4.500% due 10/01/2029	1,000	1,008
5.250% due 10/01/2025	2,500	2,494
5.625% due 10/01/2026	500	497

Churchill Downs, Inc.
4.750% due 01/15/2028	2,000	1,935
5.500% due 04/01/2027	750	731

Cirsa Finance International SARL
7.875% due 12/20/2023	900	835

Clarios Global LP
6.250% due 05/15/2026	1,000	1,036
8.500% due 05/15/2027	1,250	1,259

Clean Harbors, Inc.
4.875% due 07/15/2027	750	772
5.125% due 07/15/2029	375	390

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	1,489	1,385

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	$500	$472
5.875% due 06/01/2027	500	414

CNX Midstream Partners LP
6.500% due 03/15/2026	1,000	924

Colfax Corp.
6.000% due 02/15/2024	500	517
6.375% due 02/15/2026	500	523

Colt Merger Sub, Inc.
5.750% due 07/01/2025 (a)	500	504
6.250% due 07/01/2025 (a)	875	870

CommScope Technologies LLC
5.000% due 03/15/2027	1,000	904
6.000% due 06/15/2025	1,250	1,210

CommScope, Inc.
5.500% due 06/15/2024	1,250	1,273
6.000% due 03/01/2026	250	257
7.125% due 07/01/2028 (a)	750	752
8.250% due 03/01/2027	750	772

Community Health Systems, Inc.
6.250% due 03/31/2023	2,500	2,360
6.625% due 02/15/2025	1,000	943
8.000% due 03/15/2026	875	828
8.625% due 01/15/2024	1,000	981

Comstock Resources, Inc.
7.500% due 05/15/2025	1,500	1,371

Connect Finco SARL
6.750% due 10/01/2026	1,250	1,184

Constellium SE
5.750% due 05/15/2024	500	502
5.875% due 02/15/2026	1,000	1,007

Continental Resources, Inc.
3.800% due 06/01/2024	1,000	946
4.375% due 01/15/2028	1,000	882
4.500% due 04/15/2023	1,000	957

Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026	1,500	965

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (b)	625	628

Core & Main LP
6.125% due 08/15/2025	4,000	3,999

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026	3,000	3,032

Coty, Inc.
6.500% due 04/15/2026	1,500	1,280

Crown Americas LLC
4.250% due 09/30/2026	1,000	1,029
4.500% due 01/15/2023	1,000	1,023
4.750% due 02/01/2026	1,000	1,023

CSC Holdings LLC
5.250% due 06/01/2024	2,000	2,129
5.375% due 02/01/2028	500	524
5.500% due 05/15/2026	2,000	2,059
5.500% due 04/15/2027	1,000	1,041
5.750% due 01/15/2030	2,750	2,876
5.875% due 09/15/2022	1,000	1,047
6.500% due 02/01/2029	1,000	1,094
6.625% due 10/15/2025	1,000	1,042

DaVita, Inc.
4.625% due 06/01/2030	1,000	995
5.000% due 05/01/2025	1,500	1,535
5.125% due 07/15/2024	1,500	1,528

DCP Midstream Operating LP
5.125% due 05/15/2029	1,000	957
5.375% due 07/15/2025	1,500	1,493

Dell International LLC
5.875% due 06/15/2021	331	332
7.125% due 06/15/2024	1,000	1,037

Diamond Resorts International, Inc.
7.750% due 09/01/2023	1,500	1,441

Diamond Sports Group LLC
5.375% due 08/15/2026	2,000	1,460
6.625% due 08/15/2027 (f)	1,000	539

Digicel Group Ltd. (5.000% Cash and 3.000% PIK)
8.000% due 04/01/2025 (b)	102	28

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DISH DBS Corp.
5.000% due 03/15/2023	$1,000	$999
5.875% due 07/15/2022	1,500	1,529
5.875% due 11/15/2024	2,000	1,992
6.750% due 06/01/2021	500	510
7.750% due 07/01/2026	1,250	1,327

DKT Finance ApS
9.375% due 06/17/2023	1,000	1,009

Dun & Bradstreet Corp.
6.875% due 08/15/2026	2,000	2,125

Edgewell Personal Care Co.
5.500% due 06/01/2028	750	773

Eldorado Resorts, Inc.
6.000% due 09/15/2026	750	812

Element Solutions, Inc.
5.875% due 12/01/2025	1,250	1,266

EMC Corp.
3.375% due 06/01/2023	1,000	1,015

Endo Dac
6.000% due 06/30/2028	896	582
9.500% due 07/31/2027	656	697

Energizer Holdings, Inc.
4.750% due 06/15/2028 (a)	500	492
5.500% due 06/15/2025	1,500	1,528
6.375% due 07/15/2026	2,000	2,073
7.750% due 01/15/2027	375	401

EnLink Midstream Partners LP
4.150% due 06/01/2025	1,500	1,159
5.450% due 06/01/2047	750	467

Entegris, Inc.
4.625% due 02/10/2026	1,500	1,526

Entercom Media Corp.
6.500% due 05/01/2027	250	225
7.250% due 11/01/2024	1,000	874

EQM Midstream Partners LP
4.125% due 12/01/2026	1,000	911
4.750% due 07/15/2023	1,000	1,011
6.000% due 07/01/2025	250	253
6.500% due 07/01/2027	500	513

EQT Corp.
3.000% due 10/01/2022	1,000	933
6.125% due 02/01/2025	500	499

EW Scripps Co.
5.125% due 05/15/2025	1,000	956

Fairstone Financial, Inc.
7.875% due 07/15/2024	1,500	1,475

Flex Acquisition Co., Inc.
6.875% due 01/15/2025	1,750	1,694
7.875% due 07/15/2026	1,000	973

Freeport-McMoRan, Inc.
3.550% due 03/01/2022	196	196
3.875% due 03/15/2023	2,000	2,007
4.125% due 03/01/2028	1,000	972
5.000% due 09/01/2027	875	880
5.250% due 09/01/2029	750	770
5.400% due 11/14/2034	2,500	2,478

Gap, Inc.
8.625% due 05/15/2025	750	797
8.875% due 05/15/2027	1,000	1,077

Garda World Security Corp.
4.625% due 02/15/2027	1,500	1,482

GCP Applied Technologies, Inc.
5.500% due 04/15/2026	2,000	2,002

goeasy Ltd.
5.375% due 12/01/2024	1,000	972

Graphic Packaging International LLC
3.500% due 03/15/2028	750	746
4.125% due 08/15/2024	500	518
4.875% due 11/15/2022	500	518

Gray Television, Inc.
5.125% due 10/15/2024	1,000	1,003

Griffon Corp.
5.750% due 03/01/2028	1,250	1,237

H-Food Holdings LLC
8.500% due 06/01/2026	2,000	1,872

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hanesbrands, Inc.
4.625% due 05/15/2024	$1,000	$998
4.875% due 05/15/2026	1,500	1,515

Harsco Corp.
5.750% due 07/31/2027	1,000	1,005

HCA, Inc.
3.500% due 09/01/2030	2,000	1,928
5.375% due 02/01/2025	2,500	2,685
5.875% due 05/01/2023	2,000	2,168

Herc Holdings, Inc.
5.500% due 07/15/2027	750	754

Hill-Rom Holdings, Inc.
5.000% due 02/15/2025	1,250	1,292

Hilton Domestic Operating Co., Inc.
4.250% due 09/01/2024	1,000	974
4.875% due 01/15/2030	1,000	987
5.125% due 05/01/2026	1,375	1,374

Hilton Worldwide Finance LLC
4.625% due 04/01/2025	1,000	981
4.875% due 04/01/2027	750	734

Howmet Aerospace, Inc.
5.125% due 10/01/2024	1,000	1,034
5.950% due 02/01/2037	1,000	1,039

Hughes Satellite Systems Corp.
7.625% due 06/15/2021	1,000	1,032

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)	500	491

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)	500	510

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)	500	510

Indigo Natural Resources LLC
6.875% due 02/15/2026	1,000	933

International Game Technology PLC
5.250% due 01/15/2029	750	733
6.250% due 02/15/2022	575	582
6.250% due 01/15/2027	500	511
6.500% due 02/15/2025	1,500	1,538

IQVIA, Inc.
5.000% due 10/15/2026	2,000	2,067
5.000% due 05/15/2027	1,000	1,025

Jagged Peak Energy LLC
5.875% due 05/01/2026	1,500	1,459

Jaguar Holding Co.
4.625% due 06/15/2025	1,000	1,020
5.000% due 06/15/2028	750	769

Jeld-Wen, Inc.
4.625% due 12/15/2025	1,000	964
4.875% due 12/15/2027	1,750	1,691

Kaiser Aluminum Corp.
4.625% due 03/01/2028	1,000	958

KAR Auction Services, Inc.
5.125% due 06/01/2025	1,000	988

KFC Holding Co.
4.750% due 06/01/2027	750	771
5.250% due 06/01/2026	2,000	2,056

Kraft Heinz Foods Co.
4.250% due 03/01/2031	1,000	1,062
4.375% due 06/01/2046	1,000	984
4.875% due 10/01/2049	625	637
5.000% due 07/15/2035	500	551
5.000% due 06/04/2042	3,000	3,164
5.200% due 07/15/2045	3,000	3,257
5.500% due 06/01/2050	750	802

L Brands, Inc.
6.875% due 07/01/2025	250	259

LABL Escrow Issuer LLC
6.750% due 07/15/2026	2,000	2,085

Lamar Media Corp.
3.750% due 02/15/2028	1,000	946

Lamb Weston Holdings, Inc.
4.625% due 11/01/2024	1,000	1,040
4.875% due 11/01/2026	1,000	1,037

Lennar Corp.
4.750% due 11/29/2027	1,000	1,087

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 06/15/2027	$1,500	$1,625
5.250% due 06/01/2026	1,250	1,354
5.375% due 10/01/2022	1,000	1,055
5.875% due 11/15/2024	750	822

Level 3 Financing, Inc.
5.125% due 05/01/2023	1,250	1,253
5.250% due 03/15/2026	1,000	1,033
5.375% due 01/15/2024	1,000	1,011
5.375% due 05/01/2025	1,000	1,024

LifePoint Health, Inc.
4.375% due 02/15/2027	500	474

Live Nation Entertainment, Inc.
4.875% due 11/01/2024	1,000	903
6.500% due 05/15/2027	875	903

Magnolia Oil & Gas Operating LLC
6.000% due 08/01/2026	1,250	1,187

Marriott Ownership Resorts, Inc.
4.750% due 01/15/2028	500	456
6.500% due 09/15/2026	1,000	1,009

Masonite International Corp.
5.375% due 02/01/2028	1,500	1,536

Matador Resources Co.
5.875% due 09/15/2026	1,000	742

Mattel, Inc.
5.875% due 12/15/2027	1,000	1,041

Mauser Packaging Solutions Holding Co.
5.500% due 04/15/2024	2,500	2,461

MDC Holdings, Inc.
6.000% due 01/15/2043	1,000	1,055

MEG Energy Corp.
7.000% due 03/31/2024	600	516
7.125% due 02/01/2027	1,500	1,251

MGM Resorts International
4.625% due 09/01/2026	766	699
5.500% due 04/15/2027	327	317
5.750% due 06/15/2025	657	652
6.000% due 03/15/2023	1,000	1,013
7.750% due 03/15/2022	1,000	1,019

MPH Acquisition Holdings LLC
7.125% due 06/01/2024	2,000	1,867

MSCI, Inc.
3.625% due 09/01/2030	500	498
4.000% due 11/15/2029	1,000	1,022
5.375% due 05/15/2027	500	532

Murphy Oil Corp.
5.750% due 08/15/2025	500	453
6.875% due 08/15/2024	1,000	938

Nabors Industries, Inc.
5.750% due 02/01/2025	500	204

NCR Corp.
5.000% due 07/15/2022	1,000	1,000
6.375% due 12/15/2023	500	509

Netflix, Inc.
4.375% due 11/15/2026	2,500	2,606
4.875% due 04/15/2028	1,500	1,606
4.875% due 06/15/2030	1,000	1,071
5.375% due 11/15/2029	500	550
5.875% due 02/15/2025	500	557

Nexstar Broadcasting, Inc.
5.625% due 08/01/2024	750	758
5.625% due 07/15/2027	1,750	1,754

NextEra Energy Operating Partners LP
4.250% due 07/15/2024	625	633
4.250% due 09/15/2024	500	501
4.500% due 09/15/2027 (f)	750	786

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025	1,500	1,497

Nielsen Finance LLC
5.000% due 04/15/2022	2,000	1,996

Noble Holding International Ltd.
7.875% due 02/01/2026	1,000	264

Novelis Corp.
4.750% due 01/30/2030	2,000	1,915
5.875% due 09/30/2026	2,500	2,503

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nufarm Australia Ltd.
5.750% due 04/30/2026	$750	$726

Occidental Petroleum Corp.
1.842% (US0003M + 1.450%) due 08/15/2022 ~	3,000	2,761
2.600% due 08/13/2021	2,500	2,450
2.700% due 08/15/2022	750	700
2.700% due 02/15/2023	500	458
2.900% due 08/15/2024	500	428
3.125% due 02/15/2022	1,000	963
3.400% due 04/15/2026	500	411
3.500% due 06/15/2025	1,000	850
4.100% due 02/01/2021	1,000	1,009
4.400% due 04/15/2046	500	349
4.625% due 06/15/2045	2,000	1,410
5.550% due 03/15/2026	1,000	915
6.450% due 09/15/2036	500	431
7.500% due 05/01/2031	500	467
8.000% due 07/15/2025 (a)	500	503
8.875% due 07/15/2030 (a)	875	876

Open Text Corp.
5.875% due 06/01/2026	1,500	1,560

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028	2,250	2,293
7.375% due 06/01/2025	750	764

Outfront Media Capital LLC
5.000% due 08/15/2027	1,000	902

Par Pharmaceutical, Inc.
7.500% due 04/01/2027	1,295	1,333

Park-Ohio Industries, Inc.
6.625% due 04/15/2027	1,000	824

Parkland Corp.
5.875% due 07/15/2027	1,750	1,820

PDC Energy, Inc.
5.750% due 05/15/2026	1,000	913
6.125% due 09/15/2024	1,000	934

Performance Food Group, Inc.
5.500% due 06/01/2024	500	497
5.500% due 10/15/2027	500	483

PetSmart, Inc.
5.875% due 06/01/2025 (f)	750	754
7.125% due 03/15/2023	1,000	988

Pilgrim’s Pride Corp.
5.750% due 03/15/2025	1,000	999
5.875% due 09/30/2027	1,000	1,003

PolyOne Corp.
5.750% due 05/15/2025	625	644

Post Holdings, Inc.
4.625% due 04/15/2030	1,000	983
5.000% due 08/15/2026	1,500	1,509
5.500% due 12/15/2029 (f)	1,000	1,036
5.625% due 01/15/2028 (f)	1,250	1,297
5.750% due 03/01/2027	2,000	2,076

PQ Corp.
6.750% due 11/15/2022	750	764

Precision Drilling Corp.
7.750% due 12/15/2023	750	516

Prestige Brands, Inc.
5.125% due 01/15/2028	1,000	988

Prime Security Services Borrower LLC
5.250% due 04/15/2024	1,000	1,025
5.750% due 04/15/2026	1,000	1,039
6.250% due 01/15/2028	1,000	945

Qorvo, Inc.
5.500% due 07/15/2026	1,500	1,563

Qualitytech LP
4.750% due 11/15/2025	1,500	1,536

Range Resources Corp.
4.875% due 05/15/2025	1,000	753
5.000% due 03/15/2023	750	642

RBS Global, Inc.
4.875% due 12/15/2025	2,000	2,016

Refinitiv U.S. Holdings, Inc.
6.250% due 05/15/2026	2,000	2,125
8.250% due 11/15/2026	3,000	3,252

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Revlon Consumer Products Corp.
6.250% due 08/01/2024		$750	$171

Reynolds Group Issuer, Inc.
5.125% due 07/15/2023		2,000	2,026
7.000% due 07/15/2024		1,000	1,005

Rockies Express Pipeline LLC
4.800% due 05/15/2030		500	465
6.875% due 04/15/2040		500	476

Sabre GLBL, Inc.
5.375% due 04/15/2023		1,500	1,404
9.250% due 04/15/2025		500	529

Scientific Games International, Inc.
5.000% due 10/15/2025		1,500	1,390
7.000% due 05/15/2028		750	601

Scripps Escrow, Inc.
5.875% due 07/15/2027 (f)		750	712

Sealed Air Corp.
4.875% due 12/01/2022		500	516
5.250% due 04/01/2023		1,500	1,574
5.500% due 09/15/2025		1,000	1,079

Select Medical Corp.
6.250% due 08/15/2026		1,000	1,013

Sensata Technologies BV
5.625% due 11/01/2024		1,250	1,330

Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		1,500	1,560

Sensata Technologies, Inc.
4.375% due 02/15/2030		500	496

Sigma Holdco BV
5.750% due 05/15/2026	EUR	1,000	1,099
7.875% due 05/15/2026		$3,000	2,992

Signature Aviation U.S. Holdings, Inc.
5.375% due 05/01/2026		1,000	1,004

Silgan Holdings, Inc.
4.125% due 02/01/2028		1,500	1,491

Simmons Foods, Inc.
5.750% due 11/01/2024		1,000	953
7.750% due 01/15/2024		500	523

Sinclair Television Group, Inc.
5.125% due 02/15/2027		1,000	914
5.500% due 03/01/2030		1,000	927

Sirius XM Radio, Inc.
4.125% due 07/01/2030		1,000	990
5.000% due 08/01/2027		1,000	1,027
5.375% due 04/15/2025		2,000	2,059
5.500% due 07/01/2029		500	530

Southwestern Energy Co.
7.500% due 04/01/2026		1,500	1,318

Spectrum Brands, Inc.
5.000% due 10/01/2029		750	743
5.750% due 07/15/2025		1,500	1,544
6.125% due 12/15/2024		1,000	1,031

Speedway Motorsports LLC
4.875% due 11/01/2027		1,375	1,255

Spirit AeroSystems, Inc.
7.500% due 04/15/2025		1,000	991

SPX FLOW, Inc.
5.875% due 08/15/2026		2,000	2,052

Standard Industries, Inc.
4.375% due 07/15/2030		1,125	1,116
4.750% due 01/15/2028		1,000	1,017
5.000% due 02/15/2027		500	508
5.375% due 11/15/2024		3,000	3,092
6.000% due 10/15/2025		1,000	1,032

Staples, Inc.
7.500% due 04/15/2026		2,500	1,970
10.750% due 04/15/2027		500	306

Starfruit Finco BV
8.000% due 10/01/2026 (f)		4,000	4,107

Station Casinos LLC
4.500% due 02/15/2028		750	632
5.000% due 10/01/2025		500	442

Sunoco LP
4.875% due 01/15/2023		750	741

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 02/15/2026	$500	$487
5.875% due 03/15/2028	500	498

T-Mobile USA, Inc.
4.500% due 02/01/2026	1,000	1,014
4.750% due 02/01/2028	750	793
6.375% due 03/01/2025	1,000	1,029
6.500% due 01/15/2026	2,000	2,092

Team Health Holdings, Inc.
6.375% due 02/01/2025	2,000	1,167

TEGNA, Inc.
4.625% due 03/15/2028	1,000	926
4.875% due 09/15/2021	500	501
5.000% due 09/15/2029	1,000	943
5.500% due 09/15/2024	1,000	1,012

Teine Energy Ltd.
6.875% due 09/30/2022	750	743

Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028	1,000	1,050

Tempo Acquisition LLC
6.750% due 06/01/2025	2,500	2,539

Tempur Sealy International, Inc.
5.500% due 06/15/2026	1,000	1,012
5.625% due 10/15/2023	750	760

Tenet Healthcare Corp.
4.625% due 07/15/2024	1,000	981
4.625% due 09/01/2024	1,125	1,101
4.875% due 01/01/2026	500	490
5.125% due 05/01/2025	2,000	1,932
5.125% due 11/01/2027	500	495
6.250% due 02/01/2027	2,000	1,991
6.750% due 06/15/2023	2,000	1,987
8.125% due 04/01/2022	3,000	3,155

Tennant Co.
5.625% due 05/01/2025	1,000	1,014

Terex Corp.
5.625% due 02/01/2025	1,000	915

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	389	382
3.150% due 10/01/2026	1,750	1,569
4.100% due 10/01/2046	1,000	843

TopBuild Corp.
5.625% due 05/01/2026	2,000	2,027

TransDigm, Inc.
5.500% due 11/15/2027	2,000	1,751
6.250% due 03/15/2026	2,000	2,002
6.375% due 06/15/2026	2,000	1,832
6.500% due 07/15/2024	1,000	965

Transocean Guardian Ltd.
5.875% due 01/15/2024	1,044	923

Transocean Pontus Ltd.
6.125% due 08/01/2025	835	735

Transocean, Inc.
7.250% due 11/01/2025	1,000	560
7.500% due 04/15/2031	2,250	664

TreeHouse Foods, Inc.
4.875% due 03/15/2022	1,000	1,004
6.000% due 02/15/2024	1,000	1,023

Triumph Group, Inc.
6.250% due 09/15/2024	500	426
7.750% due 08/15/2025	750	567

Trivium Packaging Finance BV
5.500% due 08/15/2026	1,000	1,014

U.S. Concrete, Inc.
6.375% due 06/01/2024	1,250	1,244

U.S. Foods, Inc.
5.875% due 06/15/2024	1,250	1,191
6.250% due 04/15/2025	750	766

United Rentals North America, Inc.
4.000% due 07/15/2030	1,500	1,453
4.625% due 10/15/2025	1,000	1,007
4.875% due 01/15/2028	1,000	1,027
5.500% due 05/15/2027	1,500	1,551
6.500% due 12/15/2026	500	526

Univar Solutions USA, Inc.
5.125% due 12/01/2027	1,000	1,013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Univision Communications, Inc.
5.125% due 05/15/2023	$1,500	$1,518
5.125% due 02/15/2025	3,750	3,544
6.625% due 06/01/2027	1,250	1,198

UPC Holding BV
5.500% due 01/15/2028	2,000	1,933

USA Compression Partners LP
6.875% due 04/01/2026	1,250	1,211
6.875% due 09/01/2027	500	476

VeriSign, Inc.
4.625% due 05/01/2023	1,000	1,009
5.250% due 04/01/2025	1,000	1,110

Vertical U.S. Newco, Inc.
5.250% due 07/15/2027 (a)	1,000	1,000

ViaSat, Inc.
5.625% due 09/15/2025 (f)	1,500	1,440
5.625% due 04/15/2027	250	257

Viking Cruises Ltd.
5.875% due 09/15/2027	1,250	747

Virgin Media Finance PLC
5.000% due 07/15/2030	1,000	981

Virgin Media Secured Finance PLC
5.500% due 05/15/2029	1,500	1,584

VOC Escrow Ltd.
5.000% due 02/15/2028	1,000	745

Wabash National Corp.
5.500% due 10/01/2025	1,500	1,382

Welbilt, Inc.
9.500% due 02/15/2024	1,000	960

WESCO Distribution, Inc.
7.125% due 06/15/2025	1,500	1,586
7.250% due 06/15/2028	1,500	1,586

West Street Merger Sub, Inc.
6.375% due 09/01/2025	3,000	2,912

Western Midstream Operating LP
3.100% due 02/01/2025	1,000	950
5.250% due 02/01/2050	2,500	2,179
5.450% due 04/01/2044	500	419

WMG Acquisition Corp.
3.875% due 07/15/2030	1,000	1,013
5.500% due 04/15/2026	1,000	1,038

WPX Energy, Inc.
4.500% due 01/15/2030	750	664
5.250% due 10/15/2027	1,000	936
5.750% due 06/01/2026	500	486
5.875% due 06/15/2028	1,000	960
8.250% due 08/01/2023	1,000	1,114

WR Grace & Co-Conn
4.875% due 06/15/2027	1,000	1,018
5.125% due 10/01/2021	1,000	1,053
5.625% due 10/01/2024	500	528

Wyndham Destinations, Inc.
4.625% due 03/01/2030	1,500	1,390

Wynn Las Vegas LLC
5.250% due 05/15/2027	2,000	1,733
5.500% due 03/01/2025	1,000	918

Wynn Resorts Finance LLC
5.125% due 10/01/2029	1,000	895

XPO Logistics, Inc.
6.250% due 05/01/2025	1,000	1,049
6.500% due 06/15/2022	1,125	1,129

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	750	713
6.125% due 03/01/2028	1,250	1,218

Ziggo Bond Co. BV
5.125% due 02/28/2030	1,500	1,491
6.000% due 01/15/2027	1,000	1,018

Ziggo BV
4.875% due 01/15/2030	500	504
5.500% due 01/15/2027	2,697	2,746

		580,561

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 8.5%

Antero Midstream Partners LP
5.375% due 09/15/2024	$500	$427
5.750% due 03/01/2027	500	397

Archrock Partners LP
6.250% due 04/01/2028	1,000	918

Blue Racer Midstream LLC
6.125% due 11/15/2022	1,000	997
6.625% due 07/15/2026	1,000	893

Calpine Corp.
4.500% due 02/15/2028	1,000	982
5.125% due 03/15/2028	1,125	1,102
5.250% due 06/01/2026	750	759
5.750% due 01/15/2025	1,000	1,013

CenturyLink, Inc.
4.000% due 02/15/2027	500	485
5.800% due 03/15/2022	1,000	1,030
6.450% due 06/15/2021	1,000	1,026

Clearway Energy Operating LLC
4.750% due 03/15/2028	500	510
5.000% due 09/15/2026	1,500	1,524

Covanta Holding Corp.
5.875% due 03/01/2024	1,025	1,038
5.875% due 07/01/2025	1,000	1,016
6.000% due 01/01/2027	500	508

Crestwood Midstream Partners LP
5.625% due 05/01/2027	1,000	837

CrownRock LP
5.625% due 10/15/2025	2,500	2,248

Embarq Corp.
7.995% due 06/01/2036	1,000	1,125

Endeavor Energy Resources LP
5.750% due 01/30/2028	2,000	1,925
6.625% due 07/15/2025	500	505

Genesis Energy LP
6.000% due 05/15/2023	750	678
6.500% due 10/01/2025	1,000	858

NGL Energy Partners LP
6.125% due 03/01/2025	750	569
7.500% due 11/01/2023	500	416

NRG Energy, Inc.
5.250% due 06/15/2029	1,000	1,055
6.625% due 01/15/2027	1,500	1,570

NSG Holdings LLC
7.750% due 12/15/2025	990	1,003

Parsley Energy LLC
4.125% due 02/15/2028	500	454
5.250% due 08/15/2025	1,000	964
5.375% due 01/15/2025	1,000	975
5.625% due 10/15/2027	1,500	1,481

PG&E Corp.
5.000% due 07/01/2028	250	250
5.250% due 07/01/2030	625	630

Sprint Capital Corp.
8.750% due 03/15/2032	2,000	2,861

Sprint Communications, Inc.
6.000% due 11/15/2022	1,500	1,584

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Corp.
7.125% due 06/15/2024	$2,000	$2,262
7.250% due 09/15/2021	2,000	2,099
7.625% due 02/15/2025	2,000	2,312
7.625% due 03/01/2026	1,000	1,183
7.875% due 09/15/2023 (f)	4,000	4,510

Talen Energy Supply LLC
6.500% due 06/01/2025	1,000	677
6.625% due 01/15/2028	500	491
7.250% due 05/15/2027	1,000	997

Tallgrass Energy Partners LP
5.500% due 09/15/2024	2,000	1,812
5.500% due 01/15/2028	500	434

Targa Resources Partners LP
5.000% due 01/15/2028	1,000	943
5.250% due 05/01/2023	1,000	987
5.500% due 03/01/2030	1,000	966
5.875% due 04/15/2026	1,000	992
6.500% due 07/15/2027	750	754
6.875% due 01/15/2029	750	788

Telecom Italia Capital S.A.
6.375% due 11/15/2033	1,000	1,129

Telecom Italia SpA
5.303% due 05/30/2024	1,000	1,044

TerraForm Power Operating LLC
4.250% due 01/31/2023	1,000	1,008
4.750% due 01/15/2030	500	509
5.000% due 01/31/2028 (f)	1,000	1,047
Vistra Operations Co. LLC
5.000% due 07/31/2027	1,000	1,018
5.500% due 09/01/2026	1,000	1,026
5.625% due 02/15/2027 (f)	2,000	2,057

		67,658

Total Corporate Bonds & Notes (Cost $715,329)		706,224

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Digicel Group Ltd. (5.000% Cash and 2.000% PIK)
7.000% due 07/15/2020 (b)(c)	153	13

Total Convertible Bonds & Notes (Cost $13)		13

U.S. TREASURY OBLIGATIONS 3.4%

U.S. Treasury Notes
1.375% due 01/31/2025 (h)(j)	5,000	5,254
2.250% due 11/15/2024	20,000	21,748

Total U.S. Treasury Obligations (Cost $25,572)		27,002

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Bear Stearns ALT-A Trust
3.938% due 11/25/2036 ^~	340	251

Countrywide Alternative Loan Trust
0.420% due 05/20/2046 ^•	58	45

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
0.825% due 03/25/2035 •	$27	$23
3.269% due 05/20/2036 ^~	155	151

GSR Mortgage Loan Trust
4.153% due 04/25/2035 ~	3	2

IndyMac Mortgage Loan Trust
6.000% due 07/25/2037 ^	281	262

WaMu Mortgage Pass-Through Certificates Trust
3.341% due 12/25/2036 ^~	199	189

Washington Mutual Mortgage Pass-Through Certificates Trust
2.474% due 05/25/2046 ^•	19	16

Total Non-Agency Mortgage-Backed Securities (Cost $670)		939

ASSET-BACKED SECURITIES 0.0%

Credit-Based Asset Servicing & Securitization Trust
0.255% due 01/25/2037 ^•	74	28

Total Asset-Backed Securities (Cost $54)		28

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (e) 0.2%
		1,477

Total Short-Term Instruments (Cost $1,477)		1,477

Total Investments in Securities (Cost $760,749)		752,095

	SHARES
INVESTMENTS IN AFFILIATES 5.5%

SHORT-TERM INSTRUMENTS 5.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.5%

PIMCO Short-Term Floating NAV Portfolio III	4,463,371	44,004

Total Short-Term Instruments (Cost $43,893)		44,004

Total Investments in Affiliates (Cost $43,893)		44,004

Total Investments 99.6% (Cost $804,642)		$796,099

Financial Derivative Instruments (g)(i) (0.0)% (Cost or Premiums, net $1,063)		(395)

Other Assets and Liabilities, net 0.4%		3,813

Net Assets 100.0%		$799,517

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	19

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$1,477	U.S. Treasury Notes 1.875% due 04/30/2022	$(1,507)	$1,477	$1,477

Total Repurchase Agreements						$(1,507)	$1,477	$1,477

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BRC	(0.250)%	04/29/2020	TBD	(2)	$	(365)	$(365)
	0.650	03/25/2020	TBD	(2)		(440)	(441)
JPS	0.750	05/01/2020	TBD	(2)		(5,455)	(5,462)
	1.250	03/05/2020	TBD	(2)		(589)	(591)
	1.250	03/05/2020	03/04/2022			(4,369)	(4,387)
UBS	1.250	06/26/2020	07/28/2020			(10,596)	(10,597)

Total Reverse Repurchase Agreements							$(21,843)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BRC	$0	$(806)	$0	$(806)	$1,221	$415
FICC	1,477	0	0	1,477	(1,507)	(30)
JPS	0	(10,440)	0	(10,440)	13,451	3,011
UBS	0	(10,597)	0	(10,597)	12,836	2,239

Total Borrowings and Other Financing Transactions	$1,477	$(21,843)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(10,597)	$0	$(11,246)	$(21,843)

Total Borrowings	$0	$(10,597)	$0	$(11,246)	$(21,843)

Payable for reverse repurchase agreements					$(21,843)

(f)	Securities with an aggregate market value of $27,784 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(11,869) at a weighted average interest rate of 1.344%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$4,550	$334	$(324)	$10	$26	$0
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024	27,600	778	(909)	(131)	204	0

Total Swap Agreements					$1,112	$(1,233)	$(121)	$230	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$230	$230	$0	$0	$0	$0

(h)

Securities with an aggregate market value of $557 and cash of $3,914 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Unrealized Appreciation/ (Depreciation)
				Asset	Liability
BPS	07/2020	EUR 823	$ 915	$0	$(9)

Total Forward Foreign Currency Contracts				$0	$(9)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	0.306% (3-Month USD-LIBOR)	Maturity	12/21/2020	$10,000	$(25)	$(309)	$0	$(334)
	Receive	iBoxx USD Liquid High Yield Index	N/A	0.306% (3-Month USD-LIBOR)	Maturity	03/22/2021	10,000	(24)	(258)	0	(282)

Total Swap Agreements								$(49)	$(567)	$0	$(616)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	21

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(2)
BPS	$0	$0	$0	$0	$(9)	$0	$0	$(9)	$(9)	$0	$(9)
GST	0	0	0	0	0	0	(616)	(616)	(616)	698	82

Total Over the Counter	$0	$0	$0	$0	$(9)	$0	$(616)	$(625)

(j)

Securities with an aggregate market value of $698 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$230	$0	$0	$0	$230

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9	$0	$9
Swap Agreements	0	0	0	0	616	616

	$0	$0	$0	$9	$616	$625

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(3,655)	$0	$0	$8	$(3,647)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4	$0	$4
Swap Agreements	0	0	0	0	(281)	(281)

	$0	$0	$0	$4	$(281)	$(277)

	$0	$(3,655)	$0	$4	$(273)	$(3,924)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(2,426)	$0	$0	$0	$(2,426)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6	$0	$6
Swap Agreements	0	0	0	0	(1,277)	(1,277)

	$0	$0	$0	$6	$(1,277)	$(1,271)

	$0	$(2,426)	$0	$6	$(1,277)	$(3,697)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$16,412	$0	$16,412
Corporate Bonds & Notes
Banking & Finance	0	58,005	0	58,005
Industrials	1,000	579,561	0	580,561
Utilities	0	67,658	0	67,658
Convertible Bonds & Notes
Industrials	0	13	0	13
U.S. Treasury Obligations	0	27,002	0	27,002
Non-Agency Mortgage-Backed Securities	0	939	0	939
Asset-Backed Securities	0	28	0	28
Short-Term Instruments
Repurchase Agreements	0	1,477	0	1,477

	$1,000	$751,095	$0	$752,095

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$44,004	$0	$0	$44,004

Total Investments	$45,004	$751,095	$0	$796,099

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$230	$0	$230

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(625)	$0	$(625)

Total Financial Derivative Instruments	$0	$(395)	$0	$(395)

Totals	$45,004	$750,700	$0	$795,704

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	23

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO High Yield Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations   Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

SEMIANNUAL REPORT	JUNE 30, 2020	25

Notes to Financial Statements (Cont.)

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$53,790	$269,863	$(279,500)	$(203)	$54	$44,004	$263	$0

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†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class

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Notes to Financial Statements (Cont.)

bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Line of Credit  The Portfolio entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Portfolio pays financing charges based on a combination of a LIBOR-based variable rate plus a credit spread. The Portfolio also pays a fee of 0.15% per annum on the unused commitment amounts. As of June 30, 2020, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statement of Assets and Liabilities. Interest and Commitment and Upfront fees, if any, paid by the Portfolio are disclosed as part of the interest expense on the Statement of Operations.

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During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

$ 47,000,000	09/02/2020	$ 47,067

*	Maximum available commitment prior to renewal on September 3, 2019, for the Portfolio was $50,000,000. The agreement expires on September 2, 2020 unless extended or renewed.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of

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Notes to Financial Statements (Cont.)

these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the

32	PIMCO VARIABLE INSURANCE TRUST

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amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of

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Notes to Financial Statements (Cont.)

default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases,

SEMIANNUAL REPORT	JUNE 30, 2020	35

Notes to Financial Statements (Cont.)

pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in

SEMIANNUAL REPORT	JUNE 30, 2020	37

Notes to Financial Statements (Cont.)

the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.35%	0.35%	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative

Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$4,985	$26,541	$131,549	$186,570

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	804	$6,380	169	$1,302

Administrative Class	13,236	99,124	22,414	173,827

Advisor Class	4,726	35,346	7,096	54,885
Issued as reinvestment of distributions

Institutional Class	33	247	69	535

Administrative Class	2,651	19,788	5,741	44,700

Advisor Class	64	486	186	1,450
Cost of shares redeemed

Institutional Class	(998)	(7,820)	(99)	(769)

Administrative Class	(24,675)	(185,993)	(32,016)	(248,564)

Advisor Class	(6,991)	(53,368)	(5,290)	(40,959)

Net increase (decrease) resulting from Portfolio share transactions	(11,150)	$(85,810)	(1,730)	$(13,593)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 60% of the Portfolio. and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

SEMIANNUAL REPORT	JUNE 30, 2020	39

Notes to Financial Statements (Cont.)

June 30, 2020 (Unaudited)

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$16,038

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$806,405	$19,852	$(30,904)	$(11,052)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

40	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	JPS	J.P. Morgan Securities LLC

BRC	Barclays Bank PLC	GST	Goldman Sachs International	UBS	UBS Securities LLC

Currency Abbreviations:

EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ALT	Alternate Loan Trust	PIK	Payment-in-Kind	TBD	To-Be-Determined

LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

SEMIANNUAL REPORT	JUNE 30, 2020	41

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

42	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT12SAR_063020

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2020

PIMCO Income Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it ancipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 4.30%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.43%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -4.64%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets

2	PIMCO VARIABLE INSURANCE TRUST

Bond Index (EMBI) Global (USD Hedged), returned -1.87%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.89%.

Global equities generated weak results, driven by a sharp selloff in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities recouped a portion of their losses in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the six-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned -3.08% and global equities, as represented by the MSCI World Index, returned -5.77%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -4.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.83%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -9.78%.

Commodity prices were extremely volatile and generally moved lower. When the reporting period began, Brent crude oil was approximately $66 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 6.46% versus the British pound, but the U.S. dollar fell 0.63% and 0.19% versus the yen and the euro, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2020	3

Important Information About the PIMCO Income Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Income Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing

4	PIMCO VARIABLE INSURANCE TRUST

Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Income Portfolio	04/29/16	04/29/16	—	04/29/16	04/29/16	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

SEMIANNUAL REPORT	JUNE 30, 2020	5

Important Information About the PIMCO Income Portfolio (Cont.)

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a portfolio’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolio is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Income Portfolio

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2020†§

U.S. Government Agencies	29.5%

Corporate Bonds & Notes	25.4%

U.S. Treasury Obligations	17.7%

Asset-Backed Securities	13.7%

Non-Agency Mortgage-Backed Securities	5.7%

Sovereign Issues	4.2%

Loan Participations and Assignments	2.8%

Short-Term Instruments‡	0.4%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2020

	6 Months*	1 Year	Inception≈
PIMCO Income Portfolio Institutional Class	(0.63)%	1.68%	5.40%
PIMCO Income Portfolio Administrative Class	(0.70)%	1.53%	5.25%
PIMCO Income Portfolio Advisor Class	(0.75)%	1.43%	5.14%
Bloomberg Barclays U.S. Aggregate Index±	6.14%	8.74%	4.17%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 4/29/2016.

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.82% for Institutional Class shares, 0.97% for Administrative Class shares, and 1.07% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Income Portfolio seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities. The Portfolio will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing strategies that seek to optimize portfolio income (i.e., strategies that prioritize current income over total return). The capital appreciation sought by the Portfolio generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. duration contributed to performance, as U.S. interest rates decreased.

»	Exposure to U.S. cash rate contributed to performance, as 3-month London Inter Bank Offering Rate was positive.

»	Exposure to high yield corporate credit detracted from performance, as these securities posted negative total returns.

»	Exposure to non-Agency mortgage backed securities detracted from performance, as prices for these securities depreciated.

»	Exposure to emerging market currencies detracted from performance, as these currencies depreciated.

»	Exposure to emerging market debt detracted from performance as these securities generally posted negative total returns.

SEMIANNUAL REPORT	JUNE 30, 2020	7

Expense Example PIMCO Income Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$993.70	$3.50	$1,000.00	$1,021.12	$3.55	$0.71
Administrative Class	1,000.00	993.00	4.24	1,000.00	1,020.47	4.30	0.86
Advisor Class	1,000.00	992.50	4.73	1,000.00	1,019.99	4.80	0.96

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

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SEMIANNUAL REPORT	JUNE 30, 2020	9

Financial Highlights PIMCO Income Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2020 - 06/30/2020+	$10.87	$0.19	$(0.27)	$(0.08)	$(0.34)	$(0.03)	$0.00	$(0.37)

12/31/2019	10.37	0.44	0.45	0.89	(0.39)	0.00	0.00	(0.39)

12/31/2018	10.74	0.45	(0.40)	0.05	(0.35)	(0.07)	0.00	(0.42)

12/31/2017	10.19	0.36	0.47	0.83	(0.28)	0.00	0.00	(0.28)

04/29/2016 - 12/31/2016	10.00	0.18	0.41	0.59	(0.38)	(0.02)	0.00	(0.40)
Administrative Class

01/01/2020 - 06/30/2020+	10.87	0.18	(0.26)	(0.08)	(0.34)	(0.03)	0.00	(0.37)

12/31/2019	10.37	0.43	0.45	0.88	(0.38)	0.00	0.00	(0.38)

12/31/2018	10.74	0.40	(0.37)	0.03	(0.33)	(0.07)	0.00	(0.40)

12/31/2017	10.19	0.35	0.47	0.82	(0.27)	0.00	0.00	(0.27)

04/29/2016 - 12/31/2016	10.00	0.22	0.36	0.58	(0.37)	(0.02)	0.00	(0.39)
Advisor Class

01/01/2020 - 06/30/2020+	10.87	0.17	(0.26)	(0.09)	(0.33)	(0.03)	0.00	(0.36)

12/31/2019	10.37	0.42	0.45	0.87	(0.37)	0.00	0.00	(0.37)

12/31/2018	10.74	0.39	(0.37)	0.02	(0.32)	(0.07)	0.00	(0.39)

12/31/2017	10.19	0.33	0.48	0.81	(0.26)	0.00	0.00	(0.26)

04/29/2016 - 12/31/2016	10.00	0.20	0.37	0.57	(0.36)	(0.02)	0.00	(0.38)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.42	(0.63)%	$2,043	0.71	%*	0.71	%*	0.66	%*	0.66	%*	3.58	%*	217%

10.87	8.73	1,503	0.82		0.82		0.65		0.65		4.14		267

10.37	0.54	1,382	0.89		0.89		0.65		0.65		4.29		188

10.74	8.24	29	0.67		0.67		0.65		0.65		3.38		206

10.19	5.92	26	0.65	*	0.69	*	0.65	*	0.69	*	2.69	*	203

10.42	(0.70)	132,834	0.86	*	0.86	*	0.81	*	0.81	*	3.45	*	217

10.87	8.57	141,089	0.97		0.97		0.80		0.80		4.00		267

10.37	0.39	96,244	1.04		1.04		0.80		0.80		3.83		188

10.74	8.08	85,702	0.82		0.82		0.80		0.80		3.27		206

10.19	5.82	17,864	0.80	*	0.84	*	0.80	*	0.84	*	3.19	*	203

10.42	(0.75)	182,619	0.96	*	0.96	*	0.91	*	0.91	*	3.35	*	217

10.87	8.46	207,647	1.07		1.07		0.90		0.90		3.89		267

10.37	0.29	181,869	1.14		1.14		0.90		0.90		3.73		188

10.74	7.97	170,758	0.92		0.92		0.90		0.90		3.13		206

10.19	5.74	168,696	0.90	*	0.94	*	0.90	*	0.94	*	2.92	*	203

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	11

Statement of Assets and Liabilities PIMCO Income Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$468,208
Investments in Affiliates	40
Financial Derivative Instruments
Exchange-traded or centrally cleared	345
Over the counter	1,004
Deposits with counterparty	5,010
Foreign currency, at value	1,810
Receivable for investments sold	586
Receivable for TBA investments sold	120,370
Receivable for Portfolio shares sold	291
Interest and/or dividends receivable	2,480
Total Assets	600,144

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$33,965
Financial Derivative Instruments
Exchange-traded or centrally cleared	75
Over the counter	1,352
Payable for investments purchased	1,261
Payable for TBA investments purchased	245,038
Payable for unfunded loan commitments	202
Deposits from counterparty	530
Payable for Portfolio shares redeemed	3
Accrued investment advisory fees	65
Accrued supervisory and administrative fees	103
Accrued distribution fees	37
Accrued servicing fees	16
Accrued reimbursement to PIMCO	1
Total Liabilities	282,648

Net Assets	$317,496

Net Assets Consist of:

Paid in capital	$314,507
Distributable earnings (accumulated loss)	2,989

Net Assets	$317,496

Net Assets:

Institutional Class	$2,043
Administrative Class	132,834
Advisor Class	182,619

Shares Issued and Outstanding:

Institutional Class	196
Administrative Class	12,749
Advisor Class	17,528

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.42
Administrative Class	10.42
Advisor Class	10.42

Cost of investments in securities	$461,487
Cost of investments in Affiliates	$40
Cost of foreign currency held	$1,774
Cost or premiums of financial derivative instruments, net	$(1,030)

* Includes repurchase agreements of:	$621

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Income Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)

Investment Income:

Interest	$6,899
Dividends	2
Dividends from Investments in Affiliates	12
Total Income	6,913

Expenses:

Investment advisory fees	402
Supervisory and administrative fees	643
Servicing fees - Administrative Class	99
Distribution and/or servicing fees - Advisor Class	234
Trustee fees	4
Interest expense	74
Miscellaneous expense	15
Total Expenses	1,471
Waiver and/or Reimbursement by PIMCO	(4)
Net Expenses	1,467

Net Investment Income (Loss)	5,446

Net Realized Gain (Loss):

Investments in securities	842
Investments in Affiliates	(8)
Exchange-traded or centrally cleared financial derivative instruments	1,035
Over the counter financial derivative instruments	(550)
Short sales	(173)
Foreign currency	(271)

Net Realized Gain (Loss)	875

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(3,197)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(7,816)
Over the counter financial derivative instruments	(598)
Short sales	(22)
Foreign currency assets and liabilities	188

Net Change in Unrealized Appreciation (Depreciation)	(11,446)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,125)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	13

Statements of Changes in Net Assets PIMCO Income Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,446	$12,414
Net realized gain (loss)	875	5,772
Net change in unrealized appreciation (depreciation)	(11,446)	7,100

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,125)	25,286

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(57)	(53)
Administrative Class	(4,660)	(4,254)
Advisor Class	(6,375)	(6,630)

Total Distributions(a)	(11,092)	(10,937)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(16,526)	56,395

Total Increase (Decrease) in Net Assets	(32,743)	70,744

Net Assets:

Beginning of period	350,239	279,495
End of period	$317,496	$350,239

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Income Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 147.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.0%

Advanz Pharma Corp.
6.568% (LIBOR03M + 5.500%) due 09/06/2024 ~	$97	$90

Altice France S.A.
4.185% (LIBOR03M + 4.000%) due 08/14/2026 ~	99	95

Avantor, Inc.
3.250% (LIBOR03M + 2.250%) due 11/21/2024 ~	17	17

Avolon TLB Borrower (U.S.) LLC
2.250% (LIBOR03M + 1.500%) due 02/12/2027 ~	30	27
2.500% (LIBOR03M + 1.750%) due 01/15/2025 ~	63	59

Axalta Coating Systems U.S. Holdings, Inc.
2.058% (LIBOR03M + 1.750%) due 06/01/2024 ~	9	8

Bausch Health Cos., Inc.
2.940% (LIBOR03M + 2.750%) due 11/27/2025 ~	48	47
3.190% (LIBOR03M + 3.000%) due 06/02/2025 ~	4	4

Beacon Roofing Supply, Inc.
2.428% (LIBOR03M + 2.250%) due 01/02/2025 ~	20	19

BWAY Holding Co.
4.561% (LIBOR03M + 3.250%) due 04/03/2024 ~	19	18

Caesars Resort Collection LLC
2.928% (LIBOR03M + 2.750%) due 12/23/2024 ~	195	175

Carnival Corp.
TBD% due 06/30/2025«	1,000	970

CommScope, Inc.
3.428% (LIBOR03M + 3.250%) due 04/06/2026 ~	99	95

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~	10	9

Delta Air Lines, Inc.
5.750% (LIBOR03M + 4.750%) due 04/29/2023 ~	105	103

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~	293	260

Elanco Animal Health, Inc.
TBD% due 02/04/2027	76	73

Emerald TopCo, Inc.
4.260% (LIBOR03M + 3.500%) due 07/24/2026 ~	16	15

Envision Healthcare Corp.
3.928% (LIBOR03M + 3.750%) due 10/10/2025 ~	1,163	781

EyeCare Partners LLC
TBD% due 02/18/2027	6	6
4.058% (LIBOR03M + 3.750%) due 02/05/2027 ~µ	26	24

Fleet U.S. Bidco, Inc.
4.322% (LIBOR03M + 3.250%) due 10/07/2026 «~	7	7

Forest City Enterprises LP
3.678% (LIBOR03M + 3.500%) due 12/08/2025 «~	99	93

Froneri International PLC
2.428% (LIBOR03M + 2.250%) due 01/29/2027 ~	64	60
5.928% (LIBOR03M + 5.750%) due 01/31/2028 ~	5	5

Frontier Communications Corp.
5.350% - 6.000% (LIBOR03M + 3.750%) due 06/15/2024 ~	152	149

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hilton Worldwide Finance LLC
1.935% (LIBOR03M + 1.750%) due 06/22/2026 ~	$1,104	$1,035

Ingersoll Rand Co. Ltd.
1.928% (LIBOR03M + 1.750%) due 03/01/2027 ~	54	51

Intelsat Jackson Holdings S.A.
6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~µ	205	208
6.625% - 8.625% due 01/02/2024	57	57
8.000% (PRIME + 4.750%) due 11/27/2023 ~	750	751

Jefferies Finance LLC
3.188% (LIBOR03M + 3.000%) due 06/03/2026 ~	22	21

KFC Holding Co.
1.944% (LIBOR03M + 1.750%) due 04/03/2025 ~	1,541	1,489

McDermott Technology Americas, Inc.
3.178% (LIBOR03M + 3.000%) due 06/30/2025 «~	6	5
4.178% (LIBOR03M + 4.000%) due 06/30/2025 «~	13	12

Messer Industrie GmbH
2.808% (LIBOR03M + 2.500%) due 03/01/2026 ~	64	61

MH Sub LLC
4.572% (LIBOR03M + 3.750%) due 09/13/2024 ~	39	37

Nascar Holdings, Inc.
2.930% (LIBOR03M + 2.750%) due 10/19/2026 ~	14	14

NCI Building Systems, Inc.
3.941% (LIBOR03M + 3.750%) due 04/12/2025 ~	127	122

Neiman Marcus Group Ltd. LLC
TBD% due 05/08/2025 «	65	66
TBD% - 2.000% due 10/25/2023 ^(b)	1491	371
14.000% (LIBOR03M + 12.750%) due 10/07/2020 «~µ	399	409

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(b)	1,150	1,251

PetSmart, Inc.
5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~	1,071	1,060

PG&E Corp.
TBD% due 04/16/2021 «	159	159
2.440% (LIBOR03M + 2.250%) due 12/31/2020 ~	665	663

PUG LLC
3.678% (LIBOR03M + 3.500%) due 02/12/2027 «~	20	18

Refinitiv U.S. Holdings, Inc.
3.428% (LIBOR03M + 3.250%) due 10/01/2025 ~	443	434

RPI Intermediate Finance Trust
1.928% (LIBOR03M + 1.750%) due 02/11/2027 ~	28	27

Sequa Mezzanine Holdings LLC
6.000% (LIBOR03M + 5.000%) due 11/28/2021 ~	206	189
10.000% (LIBOR03M + 9.000%) due 04/28/2022 «~	40	29

Sinclair Television Group, Inc.
2.690% (LIBOR03M + 2.500%) due 09/30/2026 ~	31	29

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~	73	71

SS&C Technologies Holdings Europe SARL
1.928% (LIBOR03M + 1.750%) due 04/16/2025 ~	73	70

SS&C Technologies, Inc.
1.928% (LIBOR03M + 1.750%) due 04/16/2025 ~	111	106

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Starfruit Finco BV
3.188% (LIBOR03M + 3.000%) due 10/01/2025 ~		$96	$91

Sunshine Luxembourg SARL
5.322% (LIBOR03M + 4.250%) due 10/01/2026 ~		124	119

Syniverse Holdings, Inc.
6.873% (LIBOR03M + 5.000%) due 03/09/2023 ~		64	46

T Mobile USA, Inc.
3.178% (LIBOR03M + 3.000%) due 04/01/2027 ~		100	100

U.S. Renal Care, Inc.
5.178% (LIBOR03M + 5.000%) due 06/26/2026 ~		58	55

Univision Communications, Inc.
2.928% - 3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		163	151

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		4	4

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(a)		17	11

Whatabrands LLC
2.925% (LIBOR03M + 2.750%) due 07/31/2026 ~		12	11

Windstream Services LLC
7.500% (PRIME + 4.250%) due 02/17/2024 «~		22	14
8.250% (PRIME + 5.000%) due 03/29/2021 «~		62	39

Zayo Group Holdings, Inc.
3.178% (LIBOR03M + 3.000%) due 03/09/2027 ~		200	190

Total Loan Participations and Assignments (Cost $14,052)			12,855

CORPORATE BONDS & NOTES 37.4%

BANKING & FINANCE 19.8%

AIB Group PLC
4.263% due 04/10/2025 •		300	320

Ally Financial, Inc.
3.875% due 05/21/2024		79	82
4.250% due 04/15/2021		700	713
7.500% due 09/15/2020		48	48
8.000% due 11/01/2031		3	4

Ambac LSNI LLC
6.000% due 02/12/2023 •		316	313

American Tower Corp.
3.000% due 06/15/2023		12	13

Aon Corp.
2.800% due 05/15/2030		60	64

Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	200	258

Assurant, Inc.
4.200% due 09/27/2023		$6	6

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		90	76
3.250% due 02/15/2027		23	19
5.125% due 10/01/2023		636	589
5.500% due 01/15/2023		62	58

Banca Carige SpA
1.539% due 10/25/2021 •	EUR	600	679

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	400	116

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(g)		$24	25

Barclays Bank PLC
7.625% due 11/21/2022 (i)		800	871

Barclays PLC
1.500% due 09/03/2023	EUR	200	230
1.766% (US0003M + 1.380%) due 05/16/2024 ~		$200	198

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	15

Schedule of Investments PIMCO Income Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 01/17/2033	GBP	100	$131
3.932% due 05/07/2025 •		$200	216
4.338% due 05/16/2024 •		200	215
4.375% due 01/12/2026		1,000	1,130
4.610% due 02/15/2023 •		200	211
7.125% due 06/15/2025 •(g)(i)	GBP	200	246
7.250% due 03/15/2023 •(g)(i)		400	494
7.750% due 09/15/2023 •(g)(i)		$600	610
7.875% due 09/15/2022 •(g)(i)	GBP	300	374
8.000% due 12/15/2020 •(g)(i)	EUR	400	452
8.000% due 06/15/2024 •(g)(i)		$200	207

BGC Partners, Inc.
3.750% due 10/01/2024		38	38
5.375% due 07/24/2023		2,218	2,310

BNP Paribas S.A.
4.705% due 01/10/2025 •		210	233

Brighthouse Financial, Inc.
3.700% due 06/22/2027		20	20

Brixmor Operating Partnership LP
1.737% (US0003M + 1.050%) due 02/01/2022 ~		64	63

Brookfield Finance, Inc.
3.900% due 01/25/2028		6	7
4.700% due 09/20/2047		56	65

Cantor Fitzgerald LP
4.875% due 05/01/2024		42	45

CBL & Associates LP
5.950% due 12/15/2026 ^(b)		74	21

Charles Schwab Corp.
5.375% due 06/01/2025 •(g)		58	62

CIT Group, Inc.
4.125% due 03/09/2021		18	18
5.000% due 08/15/2022		160	164

Citigroup, Inc.
1.486% (US0003M + 1.100%) due 05/17/2024 ~		180	180

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(g)(i)	EUR	1,000	1,158

Credit Suisse Group AG
2.593% due 09/11/2025 •		$250	259
7.500% due 07/17/2023 •(g)(i)		200	208

CTR Partnership LP
5.250% due 06/01/2025		28	28

Deutsche Bank AG
0.148% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	200	224
0.285% (EUR003M + 0.650%) due 09/10/2021 ~		100	111
2.281% (US0003M + 0.970%) due 07/13/2020 ~		$77	77
2.700% due 07/13/2020		74	74
3.300% due 11/16/2022		100	102
3.375% due 05/12/2021		1,054	1,065
3.961% due 11/26/2025 •		1,050	1,103
4.250% due 02/04/2021		200	202
4.250% due 10/14/2021		1,370	1,406

Digital Realty Trust LP
3.600% due 07/01/2029		80	92

Emerald Bay S.A.
0.000% due 10/08/2020 (e)	EUR	11	12

EPR Properties
4.750% due 12/15/2026		$5	5
4.950% due 04/15/2028		10	10

Equinix, Inc.
2.875% due 03/15/2024	EUR	100	115
2.875% due 02/01/2026		100	115

Equitable Holdings, Inc.
3.900% due 04/20/2023		$8	9
5.000% due 04/20/2048		3	3

ESH Hospitality, Inc.
4.625% due 10/01/2027		16	15

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		34	37
4.850% due 04/17/2028		9	10

FCE Bank PLC
1.875% due 06/24/2021	EUR	300	331

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
1.744% due 07/19/2024	EUR	100	$102
3.087% due 01/09/2023		$200	191
3.550% due 10/07/2022		200	195
3.937% (US0003M + 2.550%) due 01/07/2021 ~		200	197
4.527% (US0003M + 3.140%) due 01/07/2022 ~		200	192

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		184	166
6.750% due 03/15/2022		290	279

GE Capital UK Funding Unlimited Co.
4.125% due 09/13/2023	GBP	100	131

GLP Capital LP
5.250% due 06/01/2025		$15	16
5.300% due 01/15/2029		66	72

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		66	71

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		200	203

Highwoods Realty LP
3.050% due 02/15/2030		4	4

Howard Hughes Corp.
5.375% due 03/15/2025		56	52

HSBC Holdings PLC
0.968% (US0003M + 0.650%) due 09/11/2021 ~		1,600	1,601
1.698% (US0003M + 1.380%) due 09/12/2026 ~		200	197
3.000% due 05/29/2030 •	GBP	100	132
3.600% due 05/25/2023		$230	247
3.973% due 05/22/2030 •		200	222
4.292% due 09/12/2026 •		200	223
5.875% due 09/28/2026 •(g)(i)	GBP	200	244
6.500% due 03/23/2028 •(g)(i)		$200	205

Hudson Pacific Properties LP
3.950% due 11/01/2027		13	13

Hunt Cos., Inc.
6.250% due 02/15/2026		10	9

ING Groep NV
4.100% due 10/02/2023		200	219
5.750% due 11/16/2026 •(g)(i)		200	199

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(g)(i)	EUR	2,341	2,625

iStar, Inc.
5.250% due 09/15/2022		$8	8

JPMorgan Chase & Co.
0.918% (US0003M + 0.610%) due 06/18/2022 ~		43	43

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		28	28

Kilroy Realty LP
3.050% due 02/15/2030		6	6

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		19	15

Life Storage LP
3.875% due 12/15/2027		6	7

Lifestorage LP
3.500% due 07/01/2026		900	965

Lloyds Banking Group PLC
4.050% due 08/16/2023		200	218
4.947% due 06/27/2025 •(g)(i)	EUR	849	929
7.500% due 06/27/2024 •(g)(i)		$200	208
7.500% due 09/27/2025 •(g)(i)		400	415
7.625% due 06/27/2023 •(g)(i)	GBP	600	761
7.875% due 06/27/2029 •(g)(i)		750	1,036

Morgan Stanley
7.500% due 04/02/2032 þ(j)		$300	261

National Retail Properties, Inc.
2.500% due 04/15/2030		2	2

Nationwide Building Society
3.766% due 03/08/2024 •		200	211
4.302% due 03/08/2029 •		200	227
4.363% due 08/01/2024 •		1,290	1,397

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navient Corp.
5.000% due 10/26/2020		$4	$4
5.500% due 01/25/2023		800	770
5.875% due 03/25/2021		1,100	1,084
6.500% due 06/15/2022		680	670
6.625% due 07/26/2021		695	683

New York Life Insurance Co.
3.750% due 05/15/2050		3	3

Newmark Group, Inc.
6.125% due 11/15/2023		44	44

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		9	9
2.201% (US0003M + 0.890%) due 01/13/2022 ~		5	5

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029		42	41

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		12	12

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		36	36
4.500% due 03/15/2023		83	76
5.250% due 08/15/2022		1,470	1,381
5.500% due 02/15/2024		19	17

Physicians Realty LP
3.950% due 01/15/2028		12	12

QNB Finance Ltd.
1.898% (US0003M + 1.450%) due 08/11/2021 ~		1,400	1,405
2.705% (US0003M + 1.570%) due 07/18/2021 ~		200	201

Regency Centers LP
2.950% due 09/15/2029		4	4
3.700% due 06/15/2030		42	45

Royal Bank of Scotland Group PLC
1.750% due 03/02/2026 •	EUR	200	230
1.862% (US0003M + 1.470%) due 05/15/2023 ~		$200	200
3.498% due 05/15/2023 •		200	208
3.875% due 09/12/2023		200	216
4.445% due 05/08/2030 •		400	465
4.892% due 05/18/2029 •		200	236
5.076% due 01/27/2030 •		200	240
7.500% due 08/10/2020 •(g)(i)		200	201
8.000% due 08/10/2025 •(g)(i)		1,800	1,991
8.625% due 08/15/2021 •(g)(i)		400	417

Sabra Health Care LP
4.800% due 06/01/2024		15	15

Santander Holdings USA, Inc.
3.244% due 10/05/2026		50	52
3.400% due 01/18/2023		24	25
3.500% due 06/07/2024		55	58
4.400% due 07/13/2027		21	23

Santander UK Group Holdings PLC
7.375% due 06/24/2022 •(g)(i)	GBP	2,250	2,858

Santander UK PLC
3.400% due 06/01/2021		$200	205

SBA Communications Corp.
3.875% due 02/15/2027		40	40

SBA Tower Trust
2.877% due 07/15/2046		900	903

SL Green Operating Partnership LP
3.250% due 10/15/2022		8	8

Societe Generale S.A.
7.375% due 10/04/2023 •(g)(i)		300	302

Spirit Realty LP
3.400% due 01/15/2030		16	15

Springleaf Finance Corp.
5.625% due 03/15/2023		1,994	2,023
6.125% due 05/15/2022		234	239
6.125% due 03/15/2024		66	67
6.875% due 03/15/2025		29	30
8.250% due 12/15/2020		1,700	1,757

Starwood Property Trust, Inc.
4.750% due 03/15/2025		18	16

State Bank of India
4.000% due 01/24/2022		400	410

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

STORE Capital Corp.
4.500% due 03/15/2028		$10	$10
4.625% due 03/15/2029		7	7

SVB Financial Group
3.125% due 06/05/2030		22	24

UBS AG
4.750% due 02/12/2026 •(i)	EUR	1,200	1,377

UBS Group AG
5.750% due 02/19/2022 •(g)(i)		1,650	1,906

UniCredit SpA
7.830% due 12/04/2023		$1,490	1,725
9.250% due 06/03/2022 •(g)(i)	EUR	1,100	1,318

Volkswagen Bank GmbH
0.625% due 09/08/2021		1,300	1,457

Wells Fargo & Co.
2.130% (US0003M + 1.110%) due 01/24/2023 ~		$1,500	1,508

Welltower, Inc.
4.250% due 04/15/2028		8	9

WP Carey, Inc.
3.850% due 07/15/2029		7	7

			63,009

INDUSTRIALS 11.8%

Adient U.S. LLC
9.000% due 04/15/2025		19	21

Albertsons Cos., Inc.
3.500% due 02/15/2023		12	12
4.625% due 01/15/2027		6	6
4.875% due 02/15/2030		12	12

Altice Financing S.A.
3.000% due 01/15/2028	EUR	1,700	1,762

Altice France S.A.
5.500% due 01/15/2028		$200	202
7.375% due 05/01/2026		1,700	1,776

American Airlines Pass-Through Trust
3.350% due 04/15/2031		18	17
4.000% due 01/15/2027		563	432

Anheuser-Busch InBev Worldwide, Inc.
4.500% due 06/01/2050		175	210
4.600% due 06/01/2060		61	73

Aramark Services, Inc.
6.375% due 05/01/2025		4	4

Arconic Corp.
6.000% due 05/15/2025		29	30
6.125% due 02/15/2028		18	18

Avon International Capital PLC
6.500% due 08/15/2022		12	12

B.C. Unlimited Liability Co.
4.250% due 05/15/2024		79	79
4.375% due 01/15/2028		12	12

Bacardi Ltd.
4.450% due 05/15/2025		100	109
4.700% due 05/15/2028		100	113

Banner Health
2.338% due 01/01/2030		43	44
3.181% due 01/01/2050		30	32

Bayer U.S. Finance LLC
0.927% (US0003M + 0.630%) due 06/25/2021 ~		200	200
2.750% due 07/15/2021		4	4

Boeing Co.
4.508% due 05/01/2023		93	98
4.875% due 05/01/2025		129	141
5.040% due 05/01/2027		238	263
5.150% due 05/01/2030		312	349
5.705% due 05/01/2040		537	609
5.805% due 05/01/2050		440	520
5.930% due 05/01/2060		573	680

Bombardier, Inc.
6.000% due 10/15/2022		60	42
6.125% due 01/15/2023		52	36
7.500% due 03/15/2025		6	4
7.875% due 04/15/2027		177	116

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

British Airways Pass-Through Trust
4.625% due 12/20/2025	$205	$191

Broadcom Corp.
3.875% due 01/15/2027	109	118

Broadcom, Inc.
3.150% due 11/15/2025	93	99
4.110% due 09/15/2028	16	18
4.150% due 11/15/2030	132	144
4.300% due 11/15/2032	202	224
5.000% due 04/15/2030	5	6

Camelot Finance S.A.
4.500% due 11/01/2026	5	5

Campbell Soup Co.
0.943% (US0003M + 0.630%) due 03/15/2021 ~	30	30

Carnival Corp.
11.500% due 04/01/2023	383	415

CCO Holdings LLC
4.500% due 08/15/2030	89	91
4.750% due 03/01/2030	98	100

Centene Corp.
3.375% due 02/15/2030	24	24
4.250% due 12/15/2027	35	36
4.625% due 12/15/2029	43	46
4.750% due 01/15/2025	97	99

Charter Communications Operating LLC
2.337% (US0003M + 1.650%) due 02/01/2024 ~	252	253
4.800% due 03/01/2050	90	102

Citrix Systems, Inc.
3.300% due 03/01/2030	16	17

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	85	79

Community Health Systems, Inc.
6.250% due 03/31/2023	2,252	2,126
6.625% due 02/15/2025	1,608	1,516
8.000% due 03/15/2026	246	233
8.625% due 01/15/2024	505	495

Connect Finco SARL
6.750% due 10/01/2026	32	30

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	4	4

Corning, Inc.
5.450% due 11/15/2079	30	36

CVS Pass-Through Trust
5.789% due 01/10/2026	220	236

DAE Funding LLC
4.000% due 08/01/2020	256	255
4.500% due 08/01/2022	24	23
5.000% due 08/01/2024	47	44
5.250% due 11/15/2021	209	206
5.750% due 11/15/2023	98	94

Daimler Finance North America LLC
2.550% due 08/15/2022	150	154

Delta Air Lines, Inc.
7.000% due 05/01/2025	381	394

Diamond Resorts International, Inc.
7.750% due 09/01/2023	303	291

Empresa de Transporte de Pasajeros Metro S.A.
4.700% due 05/07/2050	200	230

Energy Transfer Operating LP
2.900% due 05/15/2025	18	18
3.750% due 05/15/2030	41	41
5.000% due 05/15/2050	37	35

Energy Transfer Partners LP
5.000% due 10/01/2022	1,050	1,119

EOG Resources, Inc.
4.950% due 04/15/2050	6	8

Equifax, Inc.
1.262% (US0003M + 0.870%) due 08/15/2021 ~	34	34
3.600% due 08/15/2021	12	12

Exela Intermediate LLC
10.000% due 07/15/2023	43	11

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Expedia Group, Inc.
6.250% due 05/01/2025		$16	$17
7.000% due 05/01/2025		69	72

Flex Ltd.
4.875% due 06/15/2029		6	7

Gap, Inc.
8.375% due 05/15/2023		66	72
8.625% due 05/15/2025		296	315
8.875% due 05/15/2027		152	164

General Electric Co.
4.250% due 05/01/2040		19	19
4.350% due 05/01/2050		20	20
5.500% due 06/07/2021	GBP	100	128
5.550% due 01/05/2026		$166	193
5.875% due 01/14/2038		8	9
6.150% due 08/07/2037		1	1
6.875% due 01/10/2039		18	22

General Motors Co.
6.800% due 10/01/2027 (j)		28	33

Global Payments, Inc.
2.650% due 02/15/2025		19	20

Griffon Corp.
5.750% due 03/01/2028		7	7

HCA, Inc.
3.500% due 09/01/2030		48	46

Hyundai Capital America
1.108% due 09/18/2020 •		72	72

iHeartCommunications, Inc.
6.375% due 05/01/2026		284	282
8.375% due 05/01/2027		210	193

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (a)		80	82

IHS Markit Ltd.
4.000% due 03/01/2026		2	2

Imperial Brands Finance PLC
3.750% due 07/21/2022		1,300	1,358

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(b)		60	15

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(b)		227	130
8.000% due 02/15/2024		129	131
8.500% due 10/15/2024 ^(b)		878	531
9.750% due 07/15/2025 ^(b)		688	424

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(b)		182	13

Keurig Dr Pepper, Inc.
3.200% due 11/15/2021		706	726

Kraft Heinz Foods Co.
3.000% due 06/01/2026		130	131
3.750% due 04/01/2030		128	132
3.875% due 05/15/2027		160	167
3.950% due 07/15/2025		21	22
4.250% due 03/01/2031		138	147
5.500% due 06/01/2050		69	74

Lamar Media Corp.
3.750% due 02/15/2028		16	15

Leidos, Inc.
3.625% due 05/15/2025		7	8
4.375% due 05/15/2030		12	14

Level 3 Financing, Inc.
3.400% due 03/01/2027		12	13
3.875% due 11/15/2029		52	55

LifePoint Health, Inc.
4.375% due 02/15/2027		2	2

Marriott International, Inc.
4.625% due 06/15/2030		12	12

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025		32	33

Mattel, Inc.
5.875% due 12/15/2027		10	10

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		380	381

Micron Technology, Inc.
4.185% due 02/15/2027		34	38

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	17

Schedule of Investments PIMCO Income Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.663% due 02/15/2030		$60	$70
5.327% due 02/06/2029		34	41

Mitchells & Butlers Finance PLC
6.013% due 12/15/2030	GBP	11	15

Moody’s Corp.
3.250% due 05/20/2050		$2	2

NCL Corp. Ltd.
3.625% due 12/15/2024		6	4

Netflix, Inc.
3.625% due 06/15/2030	EUR	100	116
3.875% due 11/15/2029		192	227
4.625% due 05/15/2029		100	125
4.875% due 06/15/2030		$100	107
5.375% due 11/15/2029		28	31
5.500% due 02/15/2022		20	21

Noble Holding International Ltd.
7.875% due 02/01/2026		149	39

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029		374	331

NVR, Inc.
3.000% due 05/15/2030		34	36

NXP BV
2.700% due 05/01/2025		6	6
3.150% due 05/01/2027		8	8
3.400% due 05/01/2030		12	13
4.300% due 06/18/2029		105	119

Occidental Petroleum Corp.
1.842% (US0003M + 1.450%) due 08/15/2022 ~		30	28

ONEOK Partners LP
3.375% due 10/01/2022		11	11

Oracle Corp.
3.850% due 04/01/2060		26	31
4.000% due 07/15/2046		27	32

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		30	31
7.375% due 06/01/2025		13	13

Pacific Drilling SA
8.375% due 10/01/2023		188	48

Pan American Energy LLC
28.216% (BADLARPP) due 11/20/2020 ~	ARS	7,290	66

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		$55	57

PayPal Holdings, Inc.
2.300% due 06/01/2030		24	25
3.250% due 06/01/2050		23	25

Penske Truck Leasing Co. LP
3.375% due 02/01/2022		696	714

Pernod Ricard S.A.
4.450% due 01/15/2022		1,440	1,521

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(b)		385	11
5.500% due 04/12/2037 ^(b)		382	11
6.000% due 05/16/2024 ^(b)		141	4
6.000% due 11/15/2026 ^(b)		63	2
9.750% due 05/17/2035 ^(b)		100	3

Petroleos Mexicanos
5.950% due 01/28/2031		430	355
6.490% due 01/23/2027		40	37
6.500% due 03/13/2027		120	108
6.500% due 01/23/2029		954	833
6.750% due 09/21/2047		10	8
6.840% due 01/23/2030		736	647
6.950% due 01/28/2060		337	260
7.690% due 01/23/2050		60	50

Petronas Capital Ltd.
3.500% due 04/21/2030		200	223

PetSmart, Inc.
5.875% due 06/01/2025		32	32

Post Holdings, Inc.
4.625% due 04/15/2030		34	33

Prime Security Services Borrower LLC
6.250% due 01/15/2028		30	28

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PTC, Inc.
3.625% due 02/15/2025		$18	$18
4.000% due 02/15/2028		8	8

QVC, Inc.
4.375% due 03/15/2023		22	22
4.450% due 02/15/2025		86	85
4.850% due 04/01/2024		29	29
5.125% due 07/02/2022		34	34

Radiate Holdco LLC
6.875% due 02/15/2023		2	2

Radiology Partners, Inc.
9.250% due 02/01/2028		32	30

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	100	117

Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023		$189	194
11.500% due 06/01/2025		291	304

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030		162	179

Sands China Ltd.
5.125% due 08/08/2025		200	217
5.400% due 08/08/2028		200	221

Seagate HDD Cayman
4.125% due 01/15/2031		27	28

Sensata Technologies, Inc.
4.375% due 02/15/2030		14	14

Silgan Holdings, Inc.
4.125% due 02/01/2028		12	12

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025		21	22

Southwest Airlines Co.
4.750% due 05/04/2023		35	36
5.125% due 06/15/2027		82	85
5.250% due 05/04/2025		28	30

Sprint Spectrum Co. LLC
5.152% due 09/20/2029		400	461

Staples, Inc.
7.500% due 04/15/2026		7	6

TEGNA, Inc.
4.625% due 03/15/2028		57	53

Tenet Healthcare Corp.
4.625% due 07/15/2024		8	8

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		8	8

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		463	455
2.800% due 07/21/2023		100	95
3.250% due 04/15/2022	EUR	100	112
6.000% due 01/31/2025		100	119

Textron, Inc.
0.998% (US0003M + 0.550%) due 11/10/2020 ~		$110	110

Topaz Solar Farms LLC
4.875% due 09/30/2039		34	37
5.750% due 09/30/2039		235	278

TransDigm, Inc.
5.500% due 11/15/2027		22	19

Transocean Guardian Ltd.
5.875% due 01/15/2024		22	19

Transocean, Inc.
7.250% due 11/01/2025		92	52
7.500% due 01/15/2026		40	22
8.000% due 02/01/2027		65	37

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		12	12

Triumph Group, Inc.
5.250% due 06/01/2022		12	10
6.250% due 09/15/2024		15	13

U.S. Renal Care, Inc.
10.625% due 07/15/2027		38	39

United Group BV
3.125% due 02/15/2026	EUR	100	106
3.625% due 02/15/2028		100	106

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Univision Communications, Inc.
5.125% due 05/15/2023		$283	$286
5.125% due 02/15/2025		555	524
6.625% due 06/01/2027		283	271
9.500% due 05/01/2025		36	38

Vail Resorts, Inc.
6.250% due 05/15/2025		19	20

Valaris PLC
5.750% due 10/01/2044 ^(b)(h)		70	6
7.750% due 02/01/2026 ^(b)		10	1

Vale Overseas Ltd.
6.250% due 08/10/2026		95	112
6.875% due 11/21/2036		55	72
6.875% due 11/10/2039		22	29

ViaSat, Inc.
5.625% due 04/15/2027		7	7

VMware, Inc.
2.950% due 08/21/2022		34	35
3.900% due 08/21/2027		20	21
4.700% due 05/15/2030		6	7

Wabtec Corp.
1.613% (US0003M + 1.300%) due 09/15/2021 ~		43	43

Walt Disney Co.
3.500% due 05/13/2040		85	93
3.600% due 01/13/2051		150	168
3.800% due 05/13/2060		101	116

Western Digital Corp.
4.750% due 02/15/2026		94	97

Western Midstream Operating LP
2.161% (US0003M + 0.850%) due 01/13/2023 ~		24	22
5.250% due 02/01/2050		17	15

Wyndham Destinations, Inc.
3.900% due 03/01/2023		4	4
4.250% due 03/01/2022		2	2
4.625% due 03/01/2030		21	19
5.400% due 04/01/2024		11	11
5.750% due 04/01/2027		41	40

Wynn Macau Ltd.
5.125% due 12/15/2029		760	739

YPF S.A.
30.917% (BADLARPP + 4.000%) due 09/24/2020 «~	ARS	4,800	44
33.088% (BADLARPP + 6.000%) due 03/04/2021 ~		3,890	36

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		$117	111
6.125% due 03/01/2028		47	46

			37,595

UTILITIES 5.8%

AT&T, Inc.
3.500% due 06/01/2041		305	321
3.650% due 06/01/2051		332	348
3.850% due 06/01/2060		239	255

CenturyLink, Inc.
4.000% due 02/15/2027		34	33

Edison International
2.400% due 09/15/2022		75	76
2.950% due 03/15/2023		3	3
3.125% due 11/15/2022		38	39
3.550% due 11/15/2024		42	44
5.750% due 06/15/2027		39	45

Enable Midstream Partners LP
4.950% due 05/15/2028		9	8

FirstEnergy Corp.
2.850% due 07/15/2022		1,400	1,453

Frontier Communications Corp.
8.000% due 04/01/2027		40	41

Gazprom OAO Via Gaz Capital S.A.
2.949% due 01/24/2024	EUR	640	749
4.950% due 07/19/2022		$800	845
6.510% due 03/07/2022		500	537

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ITC Holdings Corp.
2.700% due 11/15/2022		$14	$15

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		3	2

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		10	8

ONEOK, Inc.
4.250% due 02/01/2022		1,200	1,241

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(b)		209	229
2.950% due 03/01/2026 ^(b)		221	239
3.250% due 09/15/2021 ^(b)		217	237
3.250% due 06/15/2023 ^(b)		429	467
3.300% due 03/15/2027 ^(b)		90	98
3.400% due 08/15/2024 ^(b)		159	175
3.500% due 10/01/2020 ^(b)		330	360
3.500% due 06/15/2025 ^(b)		92	102
3.750% due 02/15/2024 ^(b)		224	249
3.750% due 08/15/2042 ^(b)		8	8
3.850% due 11/15/2023 ^(b)		45	50
4.000% due 12/01/2046 ^(b)		3	3
4.250% due 05/15/2021 ^(b)		74	81
4.250% due 03/15/2046 ^(b)		8	9
4.300% due 03/15/2045 ^(b)		2	2
4.450% due 04/15/2042 ^(b)		5	6
4.500% due 12/15/2041 ^(b)		11	12
5.125% due 11/15/2043 ^(b)		93	110
5.400% due 01/15/2040 ^(b)		264	316
5.800% due 03/01/2037 ^(b)		146	175
6.050% due 03/01/2034 ^(b)		590	704
6.250% due 03/01/2039 ^(b)		44	53
6.350% due 02/15/2038 ^(b)		85	102

Petrobras Global Finance BV
5.093% due 01/15/2030		739	738
6.125% due 01/17/2022		394	414
6.250% due 12/14/2026	GBP	700	922

San Diego Gas & Electric Co.
3.750% due 06/01/2047		$2	2

Shell International Finance BV
3.250% due 04/06/2050		100	108

Southern California Edison Co.
2.850% due 08/01/2029		6	6
3.650% due 03/01/2028		4	5
3.650% due 02/01/2050		17	19
4.125% due 03/01/2048		2	2
4.875% due 03/01/2049		5	6
5.750% due 04/01/2035		4	5
6.000% due 01/15/2034		2	3
6.650% due 04/01/2029		15	19

Southern California Gas Co.
2.550% due 02/01/2030		40	43
5.125% due 11/15/2040		2	3

Sprint Communications, Inc.
7.000% due 08/15/2020		1,108	1,114

Sprint Corp.
7.250% due 09/15/2021		1,148	1,205
7.625% due 03/01/2026		18	21
7.875% due 09/15/2023		3,319	3,742

Talen Energy Supply LLC
6.625% due 01/15/2028		18	18

Transocean Phoenix Ltd.
7.750% due 10/15/2024		8	8

Transocean Proteus Ltd.
6.250% due 12/01/2024		2	2

			18,255

Total Corporate Bonds & Notes (Cost $118,592)			118,859

CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%

Caesars Entertainment Corp.
5.000% due 10/01/2024		104	175

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(b)	$6	$1

Total Convertible Bonds & Notes (Cost $199)		176

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	40	44
6.725% due 04/01/2035	10	11
7.350% due 07/01/2035	10	12

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	140	142

		209

PUERTO RICO 0.0%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.250% due 07/01/2037 ^(b)	15	11

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(b)	5	3
5.700% due 07/01/2023 ^(b)	25	16

Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(b)	10	7
6.000% due 07/01/2039 ^(b)	5	3

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(b)	25	16
6.500% due 07/01/2040 ^(b)	5	4

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(b)	55	35
5.500% due 07/01/2039 ^(b)	75	49

		144

Total Municipal Bonds & Notes (Cost $270)		353

U.S. GOVERNMENT AGENCIES 43.5%

Freddie Mac
3.000% due 06/01/2046 - 01/01/2049	7,916	8,353

Ginnie Mae
0.903% due 04/20/2066 •	297	297
4.607% due 09/20/2066 ~	330	356

Uniform Mortgage-Backed Security
3.000% due 08/01/2027 - 09/01/2027	348	366
4.000% due 01/01/2049 - 03/01/2049	3,768	3,992

Uniform Mortgage-Backed Security, TBA
2.500% due 08/01/2050	37,300	38,801
3.000% due 07/01/2035 - 08/01/2050	7,900	8,306
3.500% due 08/01/2050	25,500	26,821
4.000% due 08/01/2050	44,900	47,603
4.500% due 07/01/2050	3,000	3,224

Total U.S. Government Agencies (Cost $137,304)		138,119

U.S. TREASURY OBLIGATIONS 26.1%

U.S. Treasury Bonds
2.875% due 11/15/2046	1,400	1,861
3.000% due 08/15/2048	10	14
3.000% due 02/15/2049 (l)	2,800	3,865

U.S. Treasury Inflation Protected Securities (f)
0.125% due 10/15/2024 (l)	1,099	1,153
0.250% due 07/15/2029	4,006	4,387
0.375% due 01/15/2027	179	194
0.375% due 07/15/2027	52	57

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.750% due 07/15/2028		$2,292	$2,586
0.875% due 01/15/2029 (l)		1,916	2,186
1.000% due 02/15/2049 (l)		815	1,090

U.S. Treasury Notes
1.750% due 03/31/2022		700	719
1.750% due 05/15/2022		700	721
1.750% due 09/30/2022 (p)		1,400	1,450
1.750% due 05/15/2023		1,400	1,463
1.875% due 08/31/2022 (p)		1,400	1,452
1.875% due 08/31/2024 (n)		1,100	1,175
2.000% due 07/31/2022		900	935
2.000% due 06/30/2024		2,300	2,463
2.125% due 06/30/2022		2,400	2,494
2.125% due 02/29/2024		1,500	1,605
2.125% due 03/31/2024		84	90
2.125% due 07/31/2024		1,100	1,185
2.125% due 09/30/2024		3,200	3,455
2.125% due 11/30/2024 (p)		300	325
2.250% due 12/31/2023 (l)		7,630	8,178
2.250% due 01/31/2024 (p)		370	397
2.250% due 10/31/2024 (l)		6,600	7,171
2.250% due 11/15/2024		3,347	3,640
2.375% due 02/29/2024		100	108
2.375% due 08/15/2024		100	109
2.500% due 05/15/2024		4,000	4,353
2.500% due 01/31/2025 (l)		13,800	15,209
2.625% due 01/31/2026		5,600	6,302
2.625% due 02/15/2029 (l)		450	527

Total U.S. Treasury Obligations (Cost $75,095)			82,919

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.5%

American Home Mortgage Investment Trust
7.100% due 06/25/2036 þ		6,385	1,926

Chase Mortgage Finance Trust
3.683% due 12/25/2035 ^~		1,353	1,307

Eurosail PLC
1.143% due 06/13/2045 •	GBP	1,710	2,098

Finsbury Square PLC
1.105% due 12/16/2069 •		4,127	5,109

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	1,123	1,187

HarborView Mortgage Loan Trust
0.674% due 03/19/2036 ^•		$64	57

Hawksmoor Mortgages
1.287% due 05/25/2053 •	GBP	1,796	2,225

MASTR Adjustable Rate Mortgages Trust
0.735% due 09/25/2037 •		$11,500	4,705

OBX Trust
1.035% due 04/25/2048 •		1,392	1,435

Precise Mortgage Funding PLC
0.878% due 03/12/2055 •	GBP	2,556	3,146

Ripon Mortgages PLC
1.056% due 08/20/2056 •		1,029	1,270

WaMu Mortgage Pass-Through Certificates Trust
3.528% due 03/25/2033 ~		$67	64

Washington Mutual Mortgage Pass-Through Certificates Trust
2.354% due 10/25/2046 •		3,030	2,314

Total Non-Agency Mortgage-Backed Securities (Cost $28,345)			26,843

ASSET-BACKED SECURITIES 20.2%

Aegis Asset-Backed Securities Trust
0.355% due 01/25/2037 •		5,063	4,092

ALESCO Preferred Funding Ltd.
2.408% due 12/23/2034 •		217	212

Ameriquest Mortgage Securities Trust
0.525% due 04/25/2036 •		1,921	1,889

Aspen Funding Ltd.
2.911% due 07/10/2037 •		94	94

Asset-Backed Funding Certificates Trust
0.325% due 11/25/2036 •		4,634	3,045

Citigroup Mortgage Loan Trust
0.345% due 12/25/2036 •		1,851	1,236

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	19

Schedule of Investments PIMCO Income Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
0.445% due 03/25/2037 •		$28	$25

Countrywide Asset-Backed Certificates
0.405% due 05/25/2037 •		2,800	2,552
0.405% due 06/25/2047 •		900	836

Countrywide Asset-Backed Certificates Trust
0.715% due 05/25/2036 •		9,800	8,819

EFS Volunteer LLC
1.841% due 10/25/2035 •		912	894

First Franklin Mortgage Loan Trust
0.305% due 12/25/2036 •		697	641

Harley Marine Financing LLC
5.682% due 05/15/2043 «		93	77

Home Equity Mortgage Loan Asset-Backed Trust
0.485% due 03/25/2036 •		5,000	4,312

HSI Asset Securitization Corp. Trust
0.295% due 12/25/2036 •		1,130	435
0.325% due 01/25/2037 •		3,540	2,903

IXIS Real Estate Capital Trust
0.335% due 01/25/2037 •		4,081	1,900

JPMorgan Mortgage Acquisition Trust
0.435% due 07/25/2036 •		1,662	1,661

Legacy Mortgage Asset Trust
1.930% due 01/28/2070 •		2,679	2,658

LP Credit Card ABS Master Trust
2.323% due 08/20/2024 •		975	992

Merrill Lynch Mortgage Investors Trust
0.255% due 04/25/2047 •		6,317	3,495

Morgan Stanley ABS Capital, Inc. Trust
0.255% due 10/25/2036 •		2,588	1,490
0.265% due 11/25/2036 •		5,443	3,665
0.455% due 03/25/2036 •		1,607	1,561

Option One Mortgage Loan Trust
0.545% due 01/25/2036 •		5,000	4,359

Saxon Asset Securities Trust
1.935% due 12/25/2037 •		1,679	1,638

Symphony CLO Ltd.
2.261% due 07/14/2026 •		1,363	1,350

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		6,228	6,567

Trapeza CDO Ltd.
1.401% due 01/25/2035 •		721	675

Total Asset-Backed Securities (Cost $59,633)			64,073

SOVEREIGN ISSUES 6.3%

Argentina Government International Bond
1.000% due 08/05/2021	ARS	2,596	24
3.375% due 01/15/2023 ^(b)	EUR	100	44
3.380% due 12/31/2038 ^(b)		306	131
3.750% due 12/31/2038 ^(b)		$4,676	1,855
5.000% due 01/15/2027 ^(b)	EUR	100	43
5.250% due 01/15/2028 ^(b)		500	214
5.625% due 01/26/2022 ^(b)		$135	56
5.875% due 01/11/2028 ^(b)		280	113
7.820% due 12/31/2033 ^(b)	EUR	69	33
15.500% due 10/17/2026	ARS	9,026	33
26.415% (BADLARPP + 2.000%) due 04/03/2022 ~		24,940	215
30.022% (BADLARPP) due 10/04/2022 ~		26	0

Autonomous City of Buenos Aires Argentina
29.825% (BADLARPP + 5.000%) due 01/23/2022 ~		5,800	54
32.995% due 03/29/2024 ~		12,737	105

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	100	119

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		$300	329
3.875% due 04/16/2050		200	237

Indonesia Government International Bond
4.200% due 10/15/2050		200	224

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Israel Government International Bond
3.800% due 05/13/2060		$200	$233

Kuwait International Government Bond
3.500% due 03/20/2027		900	1,006

Mexico Government International Bond
4.750% due 04/27/2032		200	221
5.000% due 04/27/2051		200	216

Peru Government International Bond
2.392% due 01/23/2026		43	45
2.783% due 01/23/2031		84	90
5.350% due 08/12/2040	PEN	390	111
5.400% due 08/12/2034		710	211
5.940% due 02/12/2029		2,125	693
6.150% due 08/12/2032		1,256	406
6.350% due 08/12/2028		2,026	677
6.950% due 08/12/2031		1,336	459
8.200% due 08/12/2026		1,340	489

Provincia de Buenos Aires
28.192% due 04/12/2025	ARS	1,788	14
32.817% due 05/31/2022		2,400	19

Qatar Government International Bond
3.875% due 04/23/2023		$200	215
4.400% due 04/16/2050		200	248
5.103% due 04/23/2048		200	273

Russia Government International Bond
0.000% (RUONIA) due 04/24/2024 ~	RUB	80,100	1,122
7.150% due 11/12/2025		88,624	1,354
7.950% due 10/07/2026		34,532	552

Saudi Government International Bond
3.250% due 10/26/2026		$1,200	1,299
3.625% due 03/04/2028		200	220
4.000% due 04/17/2025		200	222
4.500% due 10/26/2046		400	461
4.625% due 10/04/2047		400	468
5.000% due 04/17/2049		200	248

Serbia Government International Bond
3.125% due 05/15/2027	EUR	109	128

South Africa Government International Bond
4.850% due 09/30/2029		$200	190
5.750% due 09/30/2049		200	174

Turkey Government International Bond
4.250% due 03/13/2025		800	748
4.625% due 03/31/2025	EUR	300	337
5.250% due 03/13/2030		$600	540
5.600% due 11/14/2024		500	493
5.625% due 03/30/2021		100	102
5.750% due 03/22/2024		200	199
6.350% due 08/10/2024		400	406
7.250% due 12/23/2023		400	417
7.625% due 04/26/2029		700	739

Venezuela Government International Bond
6.000% due 12/09/2020 ^(b)		122	8
7.000% due 03/31/2038 ^(b)		43	3
7.650% due 04/21/2025 ^(b)		105	7
8.250% due 10/13/2024 ^(b)		157	10
9.000% due 05/07/2023 ^(b)		46	3
9.250% due 09/15/2027 ^(b)		143	9
9.250% due 05/07/2028 ^(b)		83	5
11.750% due 10/21/2026 ^(b)		10	1
11.950% due 08/05/2031 ^(b)		300	19

Total Sovereign Issues (Cost $22,755)			19,939

		SHARES
COMMON STOCKS 0.2%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (c)		133,771	139

iHeartMedia, Inc. « (c)		101	1

iHeartMedia, Inc. ‘A’ (c)		7,418	62

			202

		SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.1%

Caesars Entertainment Corp. (c)		21,610	$262

INDUSTRIALS 0.0%

McDermott International, Inc. «		52	22

Westmoreland Mining Holdings LLC «(c)(j)		239	2

			24

REAL ESTATE 0.00%

Uniti Group, Inc. «†(j)		1,326	11

Total Common Stocks (Cost $1,099)			499

WARRANTS 0.1%

COMMUNICATION SERVICES 0.1%

iHeartMedia, Inc. - Exp. 05/01/2039		48,312	403

Total Warrants (Cost $879)			403

PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.3%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(i)		400,000	466

Banco Santander S.A.
6.250% due 09/11/2021 •(g)(i)		100,000	108

Nationwide Building Society
10.250% ~		250	48

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (g)		191,000	229

			851

INDUSTRIALS 0.1%

General Electric Co.
5.000% due 01/21/2021 •(g)		494,000	389

Total Preferred Securities (Cost $1,380)			1,240

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (k) 0.2%
			621

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021	ARS	8,505	84

ARGENTINA TREASURY BILLS 0.4%
19.251% due 07/13/2020 - 10/29/2020 (d)(e)		43,712	424
28.142% due 07/31/2020 ~		626	6
30.365% due 08/28/2020 ~		43,961	424
32.786% due 09/18/2020 ~		39,000	371

			1,225

Total Short-Term Instruments (Cost $1,884)			1,930

Total Investments in Securities (Cost $461,487)			468,208

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	4,059	$40

Total Short-Term Instruments (Cost $40)		40

Total Investments in Affiliates (Cost $40)		40

Total Investments 147.5% (Cost $461,527)		$468,248

Financial Derivative Instruments (m)(o) (0.0)% (Cost or Premiums, net $(1,030))		(78)

Other Assets and Liabilities, net (47.5)%		(150,674)

Net Assets 100.0%		$317,496

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)

Security is subject to a forbearance agreement entered into by the Portfolio which forbears the Portfolio from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
General Motors Co. 6.800% due 10/01/2027	05/07/2020	$28	$33	0.01%
Morgan Stanley 7.500% due 04/02/2032	02/11/2020	255	261	0.08
Uniti Group, Inc.	03/13/2020	8	11	0.00
Westmoreland Mining Holdings LLC	03/26/2019	1	2	0.00

		$292	$307	0.09%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$621	U.S. Treasury Notes 1.875% due 04/30/2022	$(634)	$621	$621

Total Repurchase Agreements						$(634)	$621	$621

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	21

Schedule of Investments PIMCO Income Portfolio (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.210%	06/15/2020	08/13/2020	$(1,076)	$(1,076)
GRE	0.230	04/13/2020	07/23/2020	(5,141)	(5,143)
	0.230	05/06/2020	07/06/2020	(5,074)	(5,076)
IND	0.200	06/12/2020	07/13/2020	(22,667)	(22,670)

Total Reverse Repurchase Agreements					$(33,965)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(1,076)	$0	$(1,076)	$1,090	$14
FICC	621	0	0	621	(634)	(13)
GRE	0	(10,219)	0	(10,219)	10,385	166
IND	0	(22,670)	0	(22,670)	22,703	33

Total Borrowings and Other Financing Transactions	$621	$(33,965)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(32,889)	$(1,076)	$0	$(33,965)

Total Borrowings (l)	$0	$(32,889)	$(1,076)	$0	$(33,965)

Payable for reverse repurchase agreements					$(33,965)

(l)	Securities with an aggregate market value of $34,178 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(21,313) at a weighted average interest rate of 0.491%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September 2020 Futures	$95.000	08/21/2020	229	$	229	$2	$0

Total Purchased Options						$2	$0

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond September Futures	09/2020	14	$2,263	$68	$9	$(2)
U.S. Treasury 10-Year Note September Futures	09/2020	229	31,870	88	0	(36)

				$156	$9	$(38)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond September Futures	09/2020	34	$(3,491)	$(56)	$4	$(2)
Japan Government 10-Year Bond September Futures	09/2020	1	(1,407)	(1)	2	0
U.S. Treasury 2-Year Note September Futures	09/2020	13	(2,871)	(1)	0	0
United Kingdom Long Gilt September Futures	09/2020	2	(341)	0	0	(1)

				$(58)	$6	$(3)

Total Futures Contracts				$98	$15	$(41)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$	752	$(29)	$19	$(10)	$0	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		2,350	(109)	47	(62)	1	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		470	(15)	1	(14)	0	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		1,209	(51)	8	(43)	2	0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025		1,425	(167)	100	(67)	3	0
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024		2,217	115	(126)	(11)	16	0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025		1,235	3	(10)	(7)	10	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		3,800	64	(19)	45	4	0
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025		1,300	(22)	37	15	2	0
iTraxx Europe Main 33 5-Year Index	1.000	Quarterly	06/20/2025	EUR	22,600	397	32	429	71	0

						$186	$89	$275	$109	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	5.830%	Maturity	01/02/2023	BRL	3,800	$0	$35	$35	$1	$0
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023		3,400	0	31	31	1	0
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023		1,100	0	10	10	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		$400	1	(9)	(8)	0	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		2,400	28	(65)	(37)	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		17,500	(592)	(1,322)	(1,914)	1	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		2,400	(127)	(111)	(238)	1	0
Receive	3-Month USD-LIBOR	1.300	Semi-Annual	03/16/2025		1,700	(2)	(84)	(86)	1	0
Receive	3-Month USD-LIBOR	1.300	Semi-Annual	03/18/2025		1,700	(2)	(84)	(86)	1	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		11,200	(399)	(1,347)	(1,746)	9	0
Receive	3-Month USD-LIBOR	1.740	Semi-Annual	12/16/2026		400	(2)	(32)	(34)	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		1,300	85	(263)	(178)	2	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		800	(1)	(103)	(104)	2	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		800	25	(92)	(67)	2	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		2,800	(33)	(280)	(313)	5	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		1,600	(28)	(193)	(221)	3	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		800	(1)	(109)	(110)	2	0
Receive	3-Month USD-LIBOR	1.430	Semi-Annual	03/17/2030		800	(2)	(63)	(65)	2	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		24,800	1,198	(2,699)	(1,501)	51	0
Receive	3-Month USD-LIBOR	1.910	Semi-Annual	10/17/2049		300	(7)	(73)	(80)	3	0
Receive	3-Month USD-LIBOR	1.895	Semi-Annual	10/18/2049		300	(7)	(71)	(78)	3	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		2,200	(8)	(780)	(788)	21	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		3,000	40	(625)	(585)	27	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		1,200	2	(319)	(317)	11	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		900	(3)	(327)	(330)	9	0
Receive	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	22,200	(7)	(110)	(117)	0	0
Receive	3-Month ZAR-JIBAR	8.000	Quarterly	03/15/2024		1,300	(3)	(6)	(9)	0	0
Receive	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		4,800	(15)	(21)	(36)	0	0
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		21,600	0	107	107	0	(1)
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	13,870	293	988	1,281	5	0
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		1,090	10	116	126	1	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	1,800	33	(47)	(14)	0	(3)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		700	(1)	(27)	(28)	0	(1)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		200	11	(28)	(17)	0	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		400	(13)	(55)	(68)	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	23

Schedule of Investments PIMCO Income Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month GBP-LIBOR	0.750%	Semi-Annual	03/18/2030	GBP	4,600	$48	$(273)	$(225)	$0	$(13)
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	01/18/2028	JPY	90,000	0	(24)	(24)	1	0
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	02/16/2028		50,000	0	(13)	(13)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		80,000	5	(23)	(18)	1	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		3,976,000	(124)	(1,318)	(1,442)	41	0
Pay	6-Month JPY-LIBOR	0.020	Semi-Annual	04/20/2029		30,000	0	(1)	(1)	0	0
Pay	6-Month JPY-LIBOR	0.002	Semi-Annual	04/22/2029		140,000	0	(3)	(3)	0	(2)
Pay	6-Month JPY-LIBOR	0.035	Semi-Annual	04/30/2029		40,000	0	(2)	(2)	0	(1)
Pay	6-Month JPY-LIBOR	0.035	Semi-Annual	05/11/2029		140,000	(1)	(6)	(7)	0	(2)
Pay	6-Month JPY-LIBOR	0.032	Semi-Annual	05/11/2029		60,000	0	(3)	(3)	0	(1)
Pay	6-Month JPY-LIBOR	0.024	Semi-Annual	05/12/2029		100,000	0	(4)	(4)	0	(1)
Pay	6-Month JPY-LIBOR	0.011	Semi-Annual	05/13/2029		30,000	0	(1)	(1)	0	0
Pay	6-Month JPY-LIBOR	0.030	Semi-Annual	05/19/2029		60,000	0	(3)	(3)	0	(1)
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	05/20/2029		30,000	0	(1)	(1)	0	0
Pay	6-Month JPY-LIBOR	0.025	Semi-Annual	05/22/2029		30,000	0	(1)	(1)	0	0
Pay	6-Month JPY-LIBOR	0.028	Semi-Annual	05/29/2029		30,000	0	(1)	(1)	0	0
Pay	6-Month JPY-LIBOR	0.032	Semi-Annual	06/01/2029		40,000	0	(2)	(2)	0	(1)
Pay	28-Day MXN-TIIE	5.095	Lunar	02/05/2021	MXN	25,500	(28)	31	3	0	0
Pay	28-Day MXN-TIIE	5.615	Lunar	05/21/2021		14,500	0	6	6	0	0
Pay	28-Day MXN-TIIE	5.680	Lunar	05/28/2021		14,900	0	7	7	0	0
Pay	28-Day MXN-TIIE	5.610	Lunar	07/07/2021		2,000	(6)	7	1	0	0
Pay	28-Day MXN-TIIE	5.900	Lunar	07/20/2021		19,600	2	11	13	0	0
Pay	28-Day MXN-TIIE	6.750	Lunar	08/31/2021		4,300	(3)	8	5	0	0
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021		10,200	(33)	40	7	0	0
Pay	28-Day MXN-TIIE	7.350	Lunar	11/17/2021		1,200	0	2	2	0	0
Pay	28-Day MXN-TIIE	7.388	Lunar	11/17/2021		900	0	2	2	0	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021		1,200	0	2	2	0	0
Pay	28-Day MXN-TIIE	7.538	Lunar	02/23/2022		4,400	0	10	10	0	0
Pay	28-Day MXN-TIIE	5.850	Lunar	05/02/2022		1,900	1	1	2	0	0
Receive	28-Day MXN-TIIE	4.650	Lunar	05/10/2022		54,800	1	(10)	(9)	0	(2)
Receive	28-Day MXN-TIIE	4.825	Lunar	05/27/2022		5,600	0	(2)	(2)	0	0
Receive	28-Day MXN-TIIE	4.740	Lunar	06/03/2022		13,800	0	(3)	(3)	0	0
Receive	28-Day MXN-TIIE	4.580	Lunar	06/10/2022		14,200	0	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		1,800	0	6	6	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		3,400	0	12	12	0	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		42,200	19	134	153	2	0
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023		1,000	0	3	3	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		1,700	0	6	6	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		9,500	(3)	35	32	0	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		3,800	0	14	14	0	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		3,900	(1)	15	14	0	0
Pay	28-Day MXN-TIIE	7.700	Lunar	05/02/2023		2,500	(1)	10	9	0	0
Pay	28-Day MXN-TIIE	5.795	Lunar	06/02/2023		2,900	0	5	5	0	0
Pay	28-Day MXN-TIIE	6.350	Lunar	09/01/2023		900	0	2	2	0	0
Pay	28-Day MXN-TIIE	5.120	Lunar	05/06/2025		7,100	(1)	5	4	1	0
Pay	28-Day MXN-TIIE	5.280	Lunar	05/23/2025		2,400	0	2	2	0	0
Pay	28-Day MXN-TIIE	5.280	Lunar	05/30/2025		5,900	0	5	5	1	0
Pay	28-Day MXN-TIIE	5.160	Lunar	06/06/2025		6,100	0	4	4	1	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		3,000	(18)	25	7	0	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		12,400	(43)	74	31	1	0
Pay	28-Day MXN-TIIE	6.490	Lunar	09/08/2026		3,800	2	11	13	0	0
Pay	28-Day MXN-TIIE	7.380	Lunar	11/04/2026		200	0	1	1	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		9,000	13	48	61	1	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		2,900	0	21	21	0	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		5,200	0	35	35	1	0
Pay	28-Day MXN-TIIE	5.535	Lunar	05/04/2027		12,100	0	10	10	1	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		26,500	(3)	137	134	3	0
Pay	28-Day MXN-TIIE	7.200	Lunar	06/11/2027		2,900	1	14	15	0	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		7,300	0	42	42	1	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		3,300	0	(25)	(25)	0	(1)
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		100	0	(1)	(1)	0	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		18,900	(10)	(133)	(143)	0	(3)
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		300	0	(2)	(2)	0	0
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		2,100	1	(17)	(16)	0	0
Pay	28-Day MXN-TIIE	7.480	Lunar	06/18/2037		1,500	0	9	9	0	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		400	2	(4)	(2)	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		1,500	0	9	9	0	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		3,100	3	(32)	(29)	0	(1)

							$296	$(9,147)	$(8,851)	$221	$(34)

Total Swap Agreements							$482	$(9,058)	$(8,576)	$330	$(34)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$15	$330	$345	$0	$(41)	$(34)	$(75)

(n)

Securities with an aggregate market value of $1,174 and cash of $5,010 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2020		$43	RUB	3,315	$4	$0
	08/2020	NZD	4,044		$2,414	0	(196)
	08/2020		$51	RUB	3,562	0	(1)

BPS	07/2020	BRL	8,400		$1,641	104	(8)
	07/2020	EUR	297		330	0	(3)
	07/2020	GBP	192		243	5	0
	07/2020		$1,568	BRL	8,400	0	(23)
	07/2020		265	CLP	216,000	0	(2)
	07/2020		412	EUR	367	1	0
	07/2020		419	RUB	29,122	0	(11)
	07/2020	ZAR	470		$25	0	(2)
	08/2020		$440	RUB	30,852	0	(9)

BRC	07/2020	GBP	2,369		$2,939	3	0
	12/2020		$850	MXN	18,813	0	(48)

BSH	07/2020	BRL	1,324		$317	74	0
	07/2020		$822	BRL	4,157	0	(58)

	07/2020	BRL	2,833		$517	0	(3)

CBK	07/2020		9,411		1,820	90	0
	07/2020	EUR	367		414	1	0
	07/2020	PEN	2,227		649	20	0
	07/2020		$1,718	BRL	9,411	12	0
	08/2020		1,575		8,400	0	(33)
	08/2020		24	RUB	1,644	0	(1)
	09/2020		1,045	MXN	23,179	0	(46)

GLM	07/2020	GBP	10,719		$13,221	0	(61)
	07/2020		$477	EUR	425	0	0
	07/2020		2,597	MXN	64,724	211	0
	07/2020		229	RUB	17,379	14	0
	08/2020		21		1,428	0	(1)

HUS	07/2020	GBP	4,193		$5,314	119	0
	07/2020	PEN	261		76	2	0
	07/2020		$123	MXN	2,817	0	(1)
	07/2020		413	RUB	28,943	0	(8)
	08/2020	GBP	17,473		$21,428	0	(228)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	25

Schedule of Investments PIMCO Income Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

MYI	07/2020		$159	JPY	16,996	$0	$(1)
	08/2020	JPY	16,996		$159	2	0
	09/2020		$1,613	IDR	24,454,213	47	0

SCX	07/2020	EUR	18,740		$20,858	0	(196)
	08/2020		18,612		20,919	0	(7)
	09/2020		$2,283	INR	175,065	16	0

TOR	07/2020	JPY	53,400		$496	2	0

Total Forward Foreign Currency Contracts						$727	$(947)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-34 5-Year Index	Sell	93.000%	08/19/2020	$3,100	$ (31)	$(37)
	Call - OTC CDX.HY-34 5-Year Index	Buy	104.000	08/19/2020	3,100	(13)	(6)

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	1,200	(2)	(1)

GST	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	1,293	(1)	(3)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	1,525	(1)	(3)

MYC	Put - OTC CDX.HY-33 5-Year Index	Sell	103.000	07/15/2020	800	(3)	(82)

						$ (51)	$(132)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)		Premiums (Received)	Market Value
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	$102.750	07/07/2020	$	200	$(2)	$0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	103.750	07/07/2020		200	(1)	(1)

						$(3)	$(1)

Total Written Options						$(54)	$(133)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Mexico Government International Bond	1.000%	Quarterly	06/20/2022	0.804%	$100	$(2)	$2	$0	$0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	2.511	600	(36)	10	0	(26)

BPS	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.522	100	(6)	5	0	(1)
	Brazil Government International Bond	1.000	Quarterly	12/20/2022	1.773	900	(40)	23	0	(17)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	2.267	100	(15)	13	0	(2)

BRC	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.432	200	1	2	3	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.502	550	(16)	20	4	0

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2022	1.773	3,000	(116)	60	0	(56)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.401	600	(10)	(26)	0	(36)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.473	100	0	(2)	0	(2)

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.401	400	(6)	(18)	0	(24)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.191	400	(7)	5	0	(2)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	1.978	460	(86)	82	0	(4)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	2.267	600	(94)	83	0	(11)
	Russia Government International Bond	1.000	Quarterly	12/20/2022	0.658	4,660	(102)	143	41	0

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.444	200	(1)	(3)	0	(4)
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	2.401	1,200	(25)	(15)	0	(40)

NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.669	300	(15)	(1)	0	(16)

							$(576)	$383	$48	$(241)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
FBF	CMBX.NA.AAA.12 Index	0.500%	Monthly	08/17/2061	$155	$(1)	$0	$0	$(1)

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	11,700	(255)	343	88	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	11,500	(594)	703	109	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,625	1	11	12	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	9,620	(40)	10	0	(30)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	556	5	(2)	3	0

						$(884)	$1,065	$212	$(31)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Pay	3-Month CNY-CNREPOFIX	2.445%	Quarterly	06/17/2025	CNY	7,100	$0	$5	$5	$0

CBK	Pay	3-Month CNY-CNREPOFIX	2.845	Quarterly	01/23/2025		2,000	0	7	7	0
	Pay	3-Month CNY-CNREPOFIX	2.850	Quarterly	01/23/2025		1,300	0	5	5	0

								$0	$17	$17	$0

Total Swap Agreements								$(1,460)	$1,465	$277	$(272)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$0	$0	$5	$5	$0	$0	$0	$0	$5	$0	$5
BOA	4	0	0	4	(197)	(43)	(26)	(266)	(262)	264	2
BPS	110	0	0	110	(58)	(1)	(20)	(79)	31	0	31
BRC	3	0	7	10	(48)	0	0	(48)	(38)	0	(38)
BSH	74	0	0	74	(61)	0	0	(61)	13	0	13
CBK	123	0	12	135	(80)	0	(94)	(174)	(39)	181	142
FBF	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
GLM	225	0	0	225	(62)	0	0	(62)	163	(260)	(97)
GST	0	0	238	238	0	(6)	(41)	(47)	191	(270)	(79)
HUS	121	0	0	121	(237)	0	0	(237)	(116)	0	(116)
MYC	0	0	0	0	0	(82)	(44)	(126)	(126)	264	138
MYI	49	0	0	49	(1)	0	0	(1)	48	0	48
NGF	0	0	0	0	0	0	(16)	(16)	(16)	0	(16)
SAL	0	0	15	15	0	(1)	(30)	(31)	(16)	0	(16)
SCX	16	0	0	16	(203)	0	0	(203)	(187)	287	100
TOR	2	0	0	2	0	0	0	0	2	0	2

Total Over the Counter	$727	$0	$277	$1,004	$(947)	$(133)	$(272)	$(1,352)

(p)

Securities with an aggregate market value of $996 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	27

Schedule of Investments PIMCO Income Portfolio (Cont.)

terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$15	$15
Swap Agreements	0	109	0	0	221	330

	$0	$109	$0	$0	$236	$345

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$727	$0	$727
Swap Agreements	0	260	0	0	17	277

	$0	$260	$0	$727	$17	$1,004

	$0	$369	$0	$727	$253	$1,349

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$41	$41
Swap Agreements	0	0	0	0	34	34

	$0	$0	$0	$0	$75	$75

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$947	$0	$947
Written Options	0	132	0	0	1	133
Swap Agreements	0	272	0	0	0	272

	$0	$404	$0	$947	$1	$1,352

	$0	$404	$0	$947	$76	$1,427

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(5)	$(5)
Written Options	0	0	0	0	11	11
Futures	0	0	0	0	2,162	2,162
Swap Agreements	0	(345)	0	0	(788)	(1,133)

	$0	$(345)	$0	$0	$1,380	$1,035

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(674)	$0	$(674)
Written Options	0	22	0	0	17	39
Swap Agreements	0	144	0	0	(59)	85

	$0	$166	$0	$(674)	$(42)	$(550)

	$0	$(179)	$0	$(674)	$1,338	$485

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	(1)	(1)
Futures	0	0	0	0	245	245
Swap Agreements	0	41	0	0	(8,099)	(8,058)

	$0	$41	$0	$0	$(7,857)	$(7,816)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$54	$0	$54
Written Options	0	(98)	0	0	0	(98)
Swap Agreements	0	(497)	0	0	(57)	(554)

	$0	$(595)	$0	$54	$(57)	$(598)

	$0	$(554)	$0	$54	$(7,914)	$(8,414)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$9,768	$3,087	$12,855
Corporate Bonds & Notes
Banking & Finance	0	63,009	0	63,009
Industrials	0	37,551	44	37,595
Utilities	0	18,255	0	18,255
Convertible Bonds & Notes
Industrials	0	175	0	175
Utilities	0	1	0	1
Municipal Bonds & Notes
Illinois	0	209	0	209
Puerto Rico	0	144	0	144
U.S. Government Agencies	0	138,119	0	138,119
U.S. Treasury Obligations	0	82,919	0	82,919
Non-Agency Mortgage-Backed Securities	0	26,843	0	26,843
Asset-Backed Securities	0	63,996	77	64,073
Sovereign Issues	0	19,939	0	19,939
Common Stocks
Communication Services	201	0	1	202
Consumer Discretionary	262	0	0	262
Industrials	0	0	24	24
Real Estate	0	0	11	11
Warrants
Communication Services	0	403	0	403
Preferred Securities
Banking & Finance	0	851	0	851
Industrials	0	389	0	389
Short-Term Instruments
Repurchase Agreements	0	621	0	621

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Short-Term Notes	$0	$84	$0	$84
Argentina Treasury Bills	0	1,225	0	1,225

	$463	$464,501	$3,244	$468,208

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$40	$0	$0	$40

Total Investments	$503	$464,501	$3,244	$468,248

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$15	$330	$0	$345
Over the counter	0	1,004	0	1,004

	$15	$1,334	$0	$1,349

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(41)	(34)	0	(75)
Over the counter	0	(1,352)	0	(1,352)

	$(41)	$(1,386)	$0	$(1,427)

Total Financial Derivative Instruments	$(26)	$(52)	$0	$(78)

Totals	$477	$464,449	$3,244	$468,170

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended June 30, 2020:

Category and Subcategory	Beginning Balance at 12/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,806	$1,729	$(187)	$(1)	$1	$93	$309	$(663)	$3,087	$97
Corporate Bonds & Notes
Industrials	158	8	0	3	0	(59)	0	(66)	44	(24)
Asset-Backed Securities	82	0	(2)	1	0	(4)	0	0	77	(4)
Common Stocks
Communication Services	0	0	0	0	0	0	1	0	1	0
Industrials	4	0	0	0	0	(2)	22	0	24	(2)
Real Estate	0	11	0	0	0	0	0	0	11	0
Short-Term Instruments	258	(1)	(166)	1	(71)	(21)	0	0	0	0

Totals	$2,308	$1,747	$(355)	$4	$(70)	$7	$332	$(729)	$3,244	$67

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	29

Schedule of Investments PIMCO Income Portfolio (Cont.)

June 30, 2020 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

				(% Unless Noted Otherwise)
Category and Subcategory	Ending Balance at 06/30/2020	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$17	Other Valuation Techniques(2)	—	—	—
	14	Reference Instrument	Liquidity Discount	0.750	—
	3,056	Third Party Vendor	Broker Quote	63.000-108.750	101.890
Corporate Bonds & Notes
Industrials	44	Other Valuation Techniques(2)	—	—	—
Asset-Backed Securities	77	Other Valuation Techniques(2)	—	—	—
Common Stocks
Communication Services	1	Other Valuation Techniques(2)	—	—	—
Industrials	2	Other Valuation Techniques(2)	—	—	—
	22	Third Party Vendor	Broker Quote	$ 3.700	—
Real Estate	11	Reference Instrument	Future Dividend Rate	5.230	—

Total	$3,244

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2020 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Income Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	JUNE 30, 2020	31

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

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For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be

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Notes to Financial Statements (Cont.)

valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.
∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets

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and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established

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Notes to Financial Statements (Cont.)

market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolio’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$6,237	$45,712	$(51,900)	$(8)	$(1)	$40	$12	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Forward Commitment Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell forward commitments before the securities are delivered, which may result in a realized gain (loss).

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The

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agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal

Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued.

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Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Portfolio to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets

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Notes to Financial Statements (Cont.)

determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are

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marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

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Notes to Financial Statements (Cont.)

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one

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party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index.

Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

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Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements   are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

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Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Distribution Rate Risk  is the risk that the Portfolio’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Portfolio performance and other factors.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Portfolio’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Portfolio.

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Notes to Financial Statements (Cont.)

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

SEMIANNUAL REPORT	JUNE 30, 2020	47

Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M		Administrative Class	Advisor Class
0.25%	0.40%	0.40%	*	0.40%	0.40%

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M*	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous

48	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at June 30, 2020, were as follows (amounts in thousands†):

Expiring within

12 months	13-24 months	25-36 months	Total

$1	$6	$9	$16

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$996,832	$964,268	$56,870	$28,891

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	53	$541	0	$0

Administrative Class	1,996	21,033	5,391	57,631

Advisor Class	1,835	19,339	2,884	30,837
Issued as reinvestment of distributions

Institutional Class	5	57	5	53

Administrative Class	448	4,660	397	4,253

Advisor Class	612	6,375	619	6,629
Cost of shares redeemed

Institutional Class	0	0	0	0

Administrative Class	(2,678)	(27,390)	(2,089)	(22,340)

Advisor Class	(4,027)	(41,141)	(1,940)	(20,668)

Net increase (decrease) resulting from Portfolio share transactions	(1,756)	$(16,526)	5,267	$56,395

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2020	49

Notes to Financial Statements (Cont.)

June 30, 2020 (Unaudited)

As of June 30, 2020, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 69% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$460,638	$25,364	$(26,488)	$(1,124)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

50	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services LLC

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

BPS	BNP Paribas S.A.	GRE	NatWest Markets Securities Inc.	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank

CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar

AUD	Australian Dollar	IDR	Indonesian Rupiah	PEN	Peruvian New Sol

BRL	Brazilian Real	INR	Indian Rupee	RUB	Russian Ruble

CLP	Chilean Peso	JPY	Japanese Yen	USD (or $)	United States Dollar

CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	ZAR	South African Rand

EUR	Euro

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	PRIME	Daily US Prime Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	CNREPOFIX	China Fixing Repo Rates 7-Day	RUONIA	Ruble Overnight Index Average

CDX.HY	Credit Derivatives Index - High Yield	EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

BABs	Build America Bonds	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDI	Brazil Interbank Deposit Rate

SEMIANNUAL REPORT	JUNE 30, 2020	51

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT20SAR_063020

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2020

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 4.30%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.43%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -4.64%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets

2	PIMCO VARIABLE INSURANCE TRUST

Bond Index (EMBI) Global (USD Hedged), returned -1.87%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.89%.

Global equities generated weak results, driven by a sharp selloff in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities recouped a portion of their losses in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the six-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned -3.08% and global equities, as represented by the MSCI World Index, returned -5.77%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -4.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.83%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -9.78%.

Commodity prices were extremely volatile and generally moved lower. When the reporting period began, Brent crude oil was approximately $66 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 6.46% versus the British pound, but the U.S. dollar fell 0.63% and 0.19% versus the yen and the euro, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2020	3

Important Information About the PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There

4	PIMCO VARIABLE INSURANCE TRUST

remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only

Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	02/16/99	04/10/00	02/16/99	04/30/14	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees)

may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the

SEMIANNUAL REPORT	JUNE 30, 2020	5

Important Information About the PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a portfolio’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolio is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of June 30, 2020†§

United States	47.0%

Japan	10.2%

United Kingdom	9.2%

China	6.8%

Denmark	3.5%

Spain	3.0%

Cayman Islands	2.3%

Italy	1.9%

France	1.7%

South Korea	1.4%

Australia	1.3%

Qatar	1.2%

Short-Term Instruments‡	1.1%

Germany	1.1%

Other	8.3%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative Instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	1.32%	2.71%	4.47%	5.10%	5.58%
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	1.25%	2.56%	4.31%	4.95%	5.20%
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Advisor Class	1.20%	2.46%	4.21%	—	4.29%
Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index±	2.28%	4.00%	4.49%	4.20%	4.65%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 02/28/1999.

± Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investmentgrade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.86% for Institutional Class shares, 1.01% for Administrative Class shares, and 1.11% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Portfolio’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to duration in the U.S. contributed to relative performance, as yields fell.

»	Underweight exposure to investment-grade corporate credit overall contributed to relative performance, as spreads widened, particularly in the first half of the reporting period.

»

A curve flattening bias in the Eurozone, mainly an overweight exposure to the 10 year portion of the curve relative to an underweight exposure to front-end yields (such as the 2 to 3 year portion of the curve), contributed to relative performance, as the yield curve flattened — shown by the euro swaps curve with 10 year Eurozone yields falling by more than shorter term yields.

»

Modest exposure to a basket of high-carry emerging market currencies such as the Brazilian real and Russian ruble during the first half of the reporting period detracted from relative performance, as these currencies depreciated relative to the U.S. dollar

»	Positions in non-Agency mortgage-backed securities detracted from performance as these securities underperformed like duration U.S. Treasuries.

»	Underweight to duration in the U.K. detracted from relative performance as yields fell.

SEMIANNUAL REPORT	JUNE 30, 2020	7

Expense Example PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,013.20	$4.08	$1,000.00	$1,020.67	$4.10	0.82%
Administrative Class	1,000.00	1,012.50	4.83	1,000.00	1,019.93	4.84	0.97
Advisor Class	1,000.00	1,012.00	5.32	1,000.00	1,019.44	5.34	1.07

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	JUNE 30, 2020	9

Financial Highlights PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total	Net Asset Value End of Year or Period(a)
Institutional Class

01/01/2020 - 06/30/2020+	$11.32	$0.09	$0.06	$0.15	$(0.64)	$0.00	$(0.64)	$10.83

12/31/2019	10.84	0.22	0.55	0.77	(0.21)	(0.08)	(0.29)	11.32

12/31/2018	10.79	0.20	0.05	0.25	(0.16)	(0.04)	(0.20)	10.84

12/31/2017	11.02	0.15	0.17	0.32	(0.55)	0.00	(0.55)	10.79

12/31/2016	10.54	0.16	0.54	0.70	(0.18)	(0.04)	(0.22)	11.02

12/31/2015	10.90	0.13	(0.09)	0.04	(0.35)	(0.05)	(0.40)	10.54
Administrative Class

01/01/2020 - 06/30/2020+	11.32	0.09	0.05	0.14	(0.63)	0.00	(0.63)	10.83

12/31/2019	10.84	0.21	0.55	0.76	(0.20)	(0.08)	(0.28)	11.32

12/31/2018	10.79	0.18	0.05	0.23	(0.14)	(0.04)	(0.18)	10.84

12/31/2017	11.02	0.13	0.17	0.30	(0.53)	0.00	(0.53)	10.79

12/31/2016	10.54	0.14	0.54	0.68	(0.16)	(0.04)	(0.20)	11.02

12/31/2015	10.90	0.10	(0.07)	0.03	(0.34)	(0.05)	(0.39)	10.54
Advisor Class

01/01/2020 - 06/30/2020+	11.32	0.08	0.05	0.13	(0.62)	0.00	(0.62)	10.83

12/31/2019	10.84	0.19	0.56	0.75	(0.19)	(0.08)	(0.27)	11.32

12/31/2018	10.79	0.17	0.05	0.22	(0.13)	(0.04)	(0.17)	10.84

12/31/2017	11.02	0.12	0.17	0.29	(0.52)	0.00	(0.52)	10.79

12/31/2016	10.54	0.13	0.54	0.67	(0.15)	(0.04)	(0.19)	11.02

12/31/2015	10.90	0.10	(0.08)	0.02	(0.33)	(0.05)	(0.38)	10.54

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

1.32%	$21,720	0.82	%*	0.82	%*	0.75	%*	0.75	%*	1.62	%*	221%

7.17	9,105	0.86		0.86		0.75		0.75		1.98		272

2.27	7,483	0.81		0.81		0.75		0.75		1.85		185

2.92	6,705	0.78		0.78		0.75		0.75		1.37		158

6.63	5,045	0.78		0.78		0.75		0.75		1.46		330

0.44	3,001	0.75		0.75		0.75		0.75		1.15		302

1.25	72,437	0.97	*	0.97	*	0.90	*	0.90	*	1.54	*	221

7.01	79,540	1.01		1.01		0.90		0.90		1.83		272

2.12	78,640	0.96		0.96		0.90		0.90		1.70		185

2.76	76,989	0.93		0.93		0.90		0.90		1.21		158

6.48	64,537	0.93		0.93		0.90		0.90		1.31		330

0.29	73,278	0.90		0.90		0.90		0.90		0.90		302

1.20	457,020	1.07	*	1.07	*	1.00	*	1.00	*	1.44	*	221

6.90	477,388	1.11		1.11		1.00		1.00		1.73		272

2.02	444,881	1.06		1.06		1.00		1.00		1.59		185

2.66	431,545	1.03		1.03		1.00		1.00		1.11		158

6.37	341,567	1.03		1.03		1.00		1.00		1.21		330

0.19	221,379	1.00		1.00		1.00		1.00		0.90		302

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	11

Statement of Assets and Liabilities PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

June 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$841,525
Investments in Affiliates	2,325
Financial Derivative Instruments
Exchange-traded or centrally cleared	675
Over the counter	3,264
Cash	9
Deposits with counterparty	5,944
Foreign currency, at value	3,457
Receivable for investments sold	14,624
Receivable for investments sold on a delayed-delivery basis	100
Receivable for TBA investments sold	336,532
Receivable for Portfolio shares sold	636
Interest and/or dividends receivable	3,605
Dividends receivable from Affiliates	1
Other assets	7
Total Assets	1,212,704

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$63,996
Payable for sale-buyback transactions	1,922
Payable for short sales	40,815
Financial Derivative Instruments
Exchange-traded or centrally cleared	439
Over the counter	7,583
Payable for investments purchased	14,482
Payable for investments in Affiliates purchased	1
Payable for investments purchased on a delayed-delivery basis	47
Payable for TBA investments purchased	530,123
Deposits from counterparty	1,315
Payable for Portfolio shares redeemed	369
Accrued investment advisory fees	110
Accrued supervisory and administrative fees	220
Accrued distribution fees	92
Accrued servicing fees	9
Other liabilities	4
Total Liabilities	661,527

Net Assets	$551,177

Net Assets Consist of:

Paid in capital	$548,573
Distributable earnings (accumulated loss)	2,604

Net Assets	$551,177

Net Assets:

Institutional Class	$21,720
Administrative Class	72,437
Advisor Class	457,020

Shares Issued and Outstanding:

Institutional Class	2,005
Administrative Class	6,686
Advisor Class	42,182

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.83
Administrative Class	10.83
Advisor Class	10.83

Cost of investments in securities	$824,342
Cost of investments in Affiliates	$2,322
Cost of foreign currency held	$3,522
Proceeds received on short sales	$40,746
Cost or premiums of financial derivative instruments, net	$1,836

* Includes repurchase agreements of:	$5,529

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)

Investment Income:

Interest, net of foreign taxes*	$6,630
Dividends	6
Dividends from Investments in Affiliates	185
Total Income	6,821

Expenses:

Investment advisory fees	680
Supervisory and administrative fees	1,360
Servicing fees - Administrative Class	55
Distribution and/or servicing fees - Advisor Class	574
Trustee fees	7
Interest expense	188
Miscellaneous expense	2
Total Expenses	2,866
Waiver and/or Reimbursement by PIMCO	(0)
Net Expenses	2,866

Net Investment Income (Loss)	3,955

Net Realized Gain (Loss):

Investments in securities	4,792
Investments in Affiliates	(456)
Exchange-traded or centrally cleared financial derivative instruments	(4,211)
Over the counter financial derivative instruments	2,613
Short sales	(870)
Foreign currency	979

Net Realized Gain (Loss)	2,847

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(23)
Investments in Affiliates	70
Exchange-traded or centrally cleared financial derivative instruments	818
Over the counter financial derivative instruments	(2,210)
Short sales	87
Foreign currency assets and liabilities	(26)

Net Change in Unrealized Appreciation (Depreciation)	(1,284)

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,518

* Foreign tax withholdings	$29

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	13

Statements of Changes in Net Assets PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,955	$9,697
Net realized gain (loss)	2,847	11,428
Net change in unrealized appreciation (depreciation)	(1,284)	15,591

Net Increase (Decrease) in Net Assets Resulting from Operations	5,518	36,716

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(915)	(216)
Administrative Class	(4,080)	(2,042)
Advisor Class	(24,772)	(10,887)

Total Distributions(a)	(29,767)	(13,145)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	9,393	11,458

Total Increase (Decrease) in Net Assets	(14,856)	35,029

Net Assets:

Beginning of period	566,033	531,004
End of period	$551,177	$566,033

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

June 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 152.7%

ARGENTINA 0.0%

CORPORATE BONDS & NOTES 0.0%

YPF S.A.
33.088% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	3,810	$35

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
3.375% due 01/15/2023 ^(d)	EUR	200	88
26.415% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	8,070	70

Autonomous City of Buenos Aires Argentina
29.825% (BADLARPP + 5.000%) due 01/23/2022 ~		70	1

			159

Total Argentina (Cost $734)			194

AUSTRALIA 2.0%

ASSET-BACKED SECURITIES 0.0%

Driver Australia Trust
1.735% due 07/21/2026	AUD	316	218

CORPORATE BONDS & NOTES 0.1%

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$300	313

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Pepper Residential Securities Trust
1.121% due 03/12/2061 •		830	828

RESIMAC Bastille Trust
1.104% due 09/05/2057 •		989	985

			1,813

SOVEREIGN ISSUES 1.6%

New South Wales Treasury Corp.
2.000% due 03/20/2031	AUD	1,100	801
3.000% due 02/20/2030		1,900	1,512

Northern Territory Treasury Corp.
2.000% due 04/21/2031		800	560

Queensland Treasury Corp.
1.750% due 08/21/2031		1,300	920
3.500% due 08/21/2030		2,300	1,910

South Australia Government Financing Authority
1.750% due 05/24/2032		800	558
2.750% due 05/24/2030		500	388

Treasury Corp. of Victoria
1.500% due 11/20/2030		1,400	980
2.500% due 10/22/2029		200	153
4.250% due 12/20/2032		1,200	1,085

Western Australian Treasury Corp.
2.750% due 07/24/2029		200	156

			9,023

Total Australia (Cost $11,061)			11,367

BRAZIL 0.4%

CORPORATE BONDS & NOTES 0.4%

Petrobras Global Finance BV
5.093% due 01/15/2030		$1,878	1,874
6.125% due 01/17/2022		102	107

Total Brazil (Cost $2,055)			1,981

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CANADA 1.4%

CORPORATE BONDS & NOTES 0.3%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$92	$84

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	500	584

HSBC Bank Canada
3.300% due 11/28/2021		$1,200	1,246

			1,914

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Canadian Mortgage Pools
0.825% (CDOR01 + 0.300%) due 07/01/2020 ~	CAD	157	116
0.825% (CDOR01 + 0.300%) due 08/01/2020 ~		134	98

Real Estate Asset Liquidity Trust
2.381% due 02/12/2055 ~		493	360
2.867% due 02/12/2055 ~		1,000	725
3.072% due 08/12/2053		465	349

			1,648

SOVEREIGN ISSUES 0.8%

Canada Government Real Return Bond
1.500% due 12/01/2044 (g)		470	475

Province of Ontario
2.600% due 06/02/2027		3,500	2,838
6.200% due 06/02/2031		100	110

Province of Quebec
3.000% due 09/01/2023		1,100	872

			4,295

Total Canada (Cost $7,726)			7,857

CAYMAN ISLANDS 3.6%

ASSET-BACKED SECURITIES 2.1%

Cent CLO Ltd.
2.289% due 10/15/2026 •		$1,400	1,383

Dryden Senior Loan Fund
2.119% due 10/15/2027 •		1,168	1,158

Evans Grove CLO Ltd.
1.291% due 05/28/2028 •		297	294

LCM LP
2.175% due 10/20/2027 •		1,400	1,376

Marathon CLO Ltd.
1.244% due 11/21/2027 •		1,187	1,177

Mountain View CLO Ltd.
2.019% due 10/15/2026 •		149	147
2.266% due 10/16/2029 •		1,500	1,467

Octagon Investment Partners Ltd.
2.319% due 04/15/2026 •		12	12

Symphony CLO Ltd.
2.261% due 07/14/2026 •		1,207	1,196

THL Credit Wind River CLO Ltd.
2.099% due 01/15/2026 •		333	332

Tralee CLO Ltd.
2.245% due 10/20/2028 •		1,300	1,281

Venture CLO Ltd.
2.099% due 04/15/2027 •		298	292

WhiteHorse Ltd.
2.065% due 04/17/2027 •		124	123

Zais CLO Ltd.
2.369% due 04/15/2028 •		1,383	1,370

			11,608

CORPORATE BONDS & NOTES 1.5%

CIFI Holdings Group Co. Ltd.
7.625% due 02/28/2023		300	315

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Country Garden Holdings Co. Ltd.
7.125% due 04/25/2022		$200	$211

KSA Sukuk Ltd.
2.894% due 04/20/2022		500	515

QNB Finance Ltd.
1.556% (US0003M + 1.000%) due 05/02/2022 ~		1,000	990
1.713% (US0003M + 1.350%) due 05/31/2021 ~		4,500	4,526

Sands China Ltd.
4.600% due 08/08/2023		300	317
5.125% due 08/08/2025		200	217
5.400% due 08/08/2028		500	554

Sunac China Holdings Ltd.
7.875% due 02/15/2022		200	206

Tencent Holdings Ltd.
3.595% due 01/19/2028		200	219

			8,070

Total Cayman Islands (Cost $19,717)			19,678

CHINA 10.4%

SOVEREIGN ISSUES 10.4%

China Development Bank
3.050% due 08/25/2026	CNY	28,000	3,908
3.180% due 04/05/2026		20,800	2,931
3.500% due 08/13/2026		28,700	4,105
3.680% due 02/26/2026		81,400	11,762
3.740% due 09/10/2025		10,200	1,480
3.800% due 01/25/2036		5,000	713
4.040% due 04/10/2027		38,200	5,627
4.040% due 07/06/2028		17,300	2,557
4.150% due 10/26/2025		2,600	385
4.240% due 08/24/2027		67,700	10,090
4.880% due 02/09/2028		31,400	4,881

China Government Bond
2.740% due 08/04/2026		43,800	6,192
2.950% due 06/16/2023		2,200	316
3.220% due 12/06/2025		2,200	319
3.290% due 10/18/2023		6,500	942
3.820% due 11/02/2027		7,300	1,102
4.400% due 12/12/2046		500	81

Total China (Cost $57,677)			57,391

DENMARK 5.3%

CORPORATE BONDS & NOTES 5.3%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	43,276	6,477
1.500% due 10/01/2050		2,577	397
2.000% due 10/01/2047		3,393	534
2.500% due 10/01/2047		19	3

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		47,366	7,080
1.500% due 10/01/2037		592	92
1.500% due 10/01/2050		5,433	833
2.000% due 10/01/2050		1,434	223

Nykredit Realkredit A/S
0.087% due 10/01/2022 •	EUR	1,400	1,582
1.000% due 10/01/2050	DKK	35,337	5,260
1.500% due 10/01/2037		1,254	196
1.500% due 10/01/2050		40,251	6,186
2.000% due 10/01/2050		1,560	243
2.500% due 10/01/2036		114	18
2.500% due 10/01/2047		9	1

Realkredit Danmark A/S
2.500% due 04/01/2036		67	11
2.500% due 04/01/2047		20	3

Total Denmark (Cost $28,651)			29,139

FINLAND 1.1%

SOVEREIGN ISSUES 1.1%

Finland Government Bond
0.500% due 04/15/2026 (l)	EUR	2,600	3,091

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	15

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.875% due 09/15/2025 (l)	EUR	2,700	$3,259

Total Finland (Cost $6,147)			6,350

FRANCE 2.6%

SOVEREIGN ISSUES 2.6%

France Government International Bond
1.500% due 05/25/2050	EUR	800	1,133
2.000% due 05/25/2048 (l)		7,400	11,536
3.250% due 05/25/2045 (l)		800	1,491

Total France (Cost $10,523)			14,160

GERMANY 1.7%

CORPORATE BONDS & NOTES 1.7%

Deutsche Bank AG
1.913% (US0003M + 0.815%) due 01/22/2021 ~		$1,300	1,291
2.625% due 02/12/2026	EUR	600	708
2.700% due 07/13/2020		$600	600
3.150% due 01/22/2021		500	503
3.961% due 11/26/2025 •		1,400	1,470
4.250% due 10/14/2021		1,800	1,848

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)	EUR	200	222

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$900	917

Volkswagen Bank GmbH
1.250% due 08/01/2022	EUR	400	451

Volkswagen Leasing GmbH
0.250% due 02/16/2021		1,000	1,123

Total Germany (Cost $8,998)			9,133

GUERNSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$800	862

Total Guernsey, Channel Islands (Cost $799)			862

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$500	459

State Bank of India
4.000% due 01/24/2022		200	205

Total India (Cost $706)			664

IRELAND 1.2%

ASSET-BACKED SECURITIES 0.9%

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	1,200	1,339

Aurium CLO DAC
0.670% due 04/16/2030 •		500	557

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •		643	718

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •		800	896

Toro European CLO DAC
0.900% due 10/15/2030 •		1,300	1,443

			4,953

CORPORATE BONDS & NOTES 0.3%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$800	803

AIB Group PLC
4.750% due 10/12/2023		200	216

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SumitG Guaranteed Secured Obligation Issuer DAC
2.251% due 11/02/2020		$400	$402

			1,421

Total Ireland (Cost $6,443)			6,374

ISRAEL 0.3%

SOVEREIGN ISSUES 0.3%

Israel Government International Bond
3.250% due 01/17/2028		$200	227
3.800% due 05/13/2060		1,100	1,280
4.125% due 01/17/2048		300	373

Total Israel (Cost $1,658)			1,880

ITALY 2.9%

CORPORATE BONDS & NOTES 1.0%

Banca Carige SpA
1.218% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	1,600	1,809
1.539% due 10/25/2021 •		1,600	1,810

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(h)(i)		200	224

UniCredit SpA
7.500% due 06/03/2026 •(h)(i)		200	236
7.830% due 12/04/2023		$1,200	1,389

			5,468

SOVEREIGN ISSUES 1.9%

Italy Buoni Poliennali Del Tesoro
0.350% due 11/01/2021	EUR	2,600	2,938
1.650% due 12/01/2030		400	464
1.750% due 07/01/2024 (l)		3,000	3,536
2.450% due 09/01/2050		1,100	1,301
2.950% due 09/01/2038		1,200	1,576

Italy Government International Bond
6.000% due 08/04/2028	GBP	400	617

			10,432

Total Italy (Cost $15,118)			15,900

JAPAN 15.6%

CORPORATE BONDS & NOTES 1.9%

Central Nippon Expressway Co. Ltd.
1.014% (US0003M + 0.540%) due 08/04/2020 ~		$2,600	2,602
2.091% due 09/14/2021		700	709

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	233

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		230	234
3.455% due 03/02/2023		600	641

Mizuho Financial Group, Inc.
1.195% (US0003M + 0.880%) due 09/11/2022 ~		700	702
1.315% (US0003M + 1.000%) due 09/11/2024 ~		900	894
3.922% due 09/11/2024 •		500	541

ORIX Corp.
3.250% due 12/04/2024		200	216

Sumitomo Mitsui Financial Group, Inc.
1.993% (US0003M + 1.680%) due 03/09/2021 ~		600	606
2.130% due 07/08/2030 (b)		1,200	1,205

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	500	572
2.050% due 03/31/2030 (b)		$400	397
3.175% due 07/09/2050 (b)		800	807

			10,359

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 13.7%

Japan Bank for International Cooperation
1.750% due 10/17/2024		$500	$524
3.250% due 07/20/2023		700	758
3.375% due 10/31/2023		300	328

Japan Government International Bond
0.100% due 03/10/2028 (g)	JPY	454,469	4,194
0.100% due 03/20/2029		2,400,000	22,470
0.100% due 06/20/2029		610,000	5,705
0.100% due 03/20/2030		360,000	3,358
0.300% due 06/20/2046		620,000	5,428
0.500% due 09/20/2046		402,000	3,697
0.500% due 03/20/2049		258,000	2,345
0.700% due 12/20/2048		772,000	7,396
1.200% due 09/20/2035		1,340,000	14,118
1.300% due 06/20/2035		340,000	3,626

Tokyo Metropolitan Government
2.000% due 05/17/2021		$700	709
2.500% due 06/08/2022		600	622

			75,278

Total Japan (Cost $85,560)			85,637

KUWAIT 0.6%

SOVEREIGN ISSUES 0.6%

Kuwait International Government Bond
3.500% due 03/20/2027		$2,800	3,131

Total Kuwait (Cost $2,781)			3,131

LITHUANIA 0.3%

SOVEREIGN ISSUES 0.3%

Lithuania Government International Bond
1.100% due 04/26/2027	EUR	600	719
6.125% due 03/09/2021		$1,000	1,039

Total Lithuania (Cost $1,727)			1,758

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%

Aroundtown S.A.
1.625% due 01/31/2028	EUR	700	802
5.375% due 03/21/2029		$200	227

Blackstone Property Partners Europe Holdings SARL
1.400% due 07/06/2022	EUR	400	454

Emerald Bay S.A.
0.000% due 10/08/2020 (f)		289	318

Total Luxembourg (Cost $1,809)			1,801

MALAYSIA 0.7%

CORPORATE BONDS & NOTES 0.2%

Petronas Capital Ltd.
3.500% due 04/21/2030		$300	334
4.550% due 04/21/2050		200	254
4.800% due 04/21/2060		200	276

			864

SOVEREIGN ISSUES 0.5%

Malaysia Government International Bond
3.502% due 05/31/2027	MYR	1,700	418
3.906% due 07/15/2026		3,900	972

Malaysia Government Investment Issue
3.655% due 10/15/2024		2,200	537
4.130% due 07/09/2029		2,200	561
4.369% due 10/31/2028		1,300	336

			2,824

Total Malaysia (Cost $3,478)			3,688

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO 0.1%

SOVEREIGN ISSUES 0.1%

Mexico Government International Bond
4.750% due 04/27/2032		$200	$221
5.000% due 04/27/2051		300	324

Total Mexico (Cost $473)			545

MULTINATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Preferred Term Securities Ltd.
0.699% (US0003M + 0.400%) due 06/23/2035 ~		$794	710

Total Multinational (Cost $605)			710

NETHERLANDS 1.1%

ASSET-BACKED SECURITIES 0.3%

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	1,200	1,342

Penta CLO BV
0.790% due 08/04/2028 •		452	506

			1,848

CORPORATE BONDS & NOTES 0.8%

Cooperatieve Rabobank UA
3.125% due 04/26/2021		$400	409

Enel Finance International NV
2.650% due 09/10/2024		1,300	1,360
2.875% due 05/25/2022		1,100	1,138

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		500	509

NXP BV
4.125% due 06/01/2021		800	824

Vonovia Finance BV
5.000% due 10/02/2023		100	108

			4,348

		SHARES
PREFERRED SECURITIES 0.0%

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (h)		150,000	180

Total Netherlands (Cost $6,245)			6,376

		PRINCIPAL AMOUNT (000S)
NORWAY 0.1%

CORPORATE BONDS & NOTES 0.1%

DNB Boligkreditt A/S
3.250% due 06/28/2023		$500	539

Total Norway (Cost $499)			539

PERU 0.8%

CORPORATE BONDS & NOTES 0.1%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,900	552

SOVEREIGN ISSUES 0.7%

Peru Government International Bond
5.350% due 08/12/2040		1,100	312
5.940% due 02/12/2029		800	261
6.350% due 08/12/2028		9,400	3,143

			3,716

Total Peru (Cost $4,152)			4,268

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
POLAND 0.3%

SOVEREIGN ISSUES 0.3%

Poland Government International Bond
2.250% due 04/25/2022	PLN	6,600	$1,735

Total Poland (Cost $1,670)			1,735

QATAR 1.9%

SOVEREIGN ISSUES 1.9%

Qatar Government International Bond
3.375% due 03/14/2024		$400	429
3.750% due 04/16/2030		400	456
3.875% due 04/23/2023		3,800	4,085
4.000% due 03/14/2029		2,200	2,536
4.400% due 04/16/2050		400	496
4.500% due 04/23/2028		1,800	2,126
4.817% due 03/14/2049		200	264

Total Qatar (Cost $9,194)			10,392

SAUDI ARABIA 1.4%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$400	409

SOVEREIGN ISSUES 1.3%

Saudi Government International Bond
2.375% due 10/26/2021		2,400	2,439
2.875% due 03/04/2023		1,000	1,045
3.250% due 10/26/2026		400	433
3.625% due 03/04/2028		500	551
4.000% due 04/17/2025		1,900	2,111
4.375% due 04/16/2029		400	466

			7,045

Total Saudi Arabia (Cost $6,968)			7,454

SINGAPORE 0.5%

CORPORATE BONDS & NOTES 0.5%

BOC Aviation Ltd.
2.375% due 09/15/2021		$1,000	1,001
3.500% due 09/18/2027		300	310

DBS Bank Ltd.
3.300% due 11/27/2021		400	416

Oversea-Chinese Banking Corp. Ltd.
0.836% (US0003M + 0.450%) due 05/17/2021 ~		700	701

PSA Treasury Pte. Ltd.
2.500% due 04/12/2026		400	428

Total Singapore (Cost $2,769)			2,856

SLOVENIA 0.3%

SOVEREIGN ISSUES 0.3%

Slovenia Government International Bond
5.250% due 02/18/2024		$1,419	1,637

Total Slovenia (Cost $1,470)			1,637

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%

South Africa Government International Bond
4.850% due 09/30/2029		$500	475

Total South Africa (Cost $500)			475

SOUTH KOREA 2.2%

CORPORATE BONDS & NOTES 0.1%

Kookmin Bank
2.125% due 10/21/2020		$400	402

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.1%

Korea Government International Bond
2.125% due 06/10/2027	KRW	1,225,000	$1,079
2.375% due 12/10/2027		1,350,000	1,211
2.375% due 12/10/2028		5,820,000	5,236
2.625% due 06/10/2028		2,450,000	2,242
5.500% due 03/10/2028		1,350,000	1,468

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$200	217

			11,453

Total South Korea (Cost $12,032)			11,855

SPAIN 4.5%

CORPORATE BONDS & NOTES 0.1%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(h)(i)	EUR	200	219

Banco Santander S.A.
3.848% due 04/12/2023		$200	213

Merlin Properties Socimi S.A.
2.225% due 04/25/2023	EUR	200	227

			659

		SHARES
PREFERRED SECURITIES 0.3%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(h)(i)		1,000,000	1,164

Banco Santander S.A.
5.250% due 09/29/2023 •(h)(i)		200,000	213
6.250% due 09/11/2021 •(h)(i)		400,000	432

			1,809

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 4.1%

Autonomous Community of Catalonia
4.220% due 04/26/2035		$200	282
4.900% due 09/15/2021		1,000	1,185

Spain Government International Bond
0.250% due 07/30/2024		2,200	2,519
1.250% due 10/31/2030		5,400	6,548
1.400% due 07/30/2028 (l)		5,200	6,392
1.450% due 04/30/2029 (l)		2,200	2,717
2.700% due 10/31/2048		400	608
2.900% due 10/31/2046		1,600	2,494

			22,745

Total Spain (Cost $23,737)			25,213

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

European Investment Bank
0.500% due 06/21/2023	AUD	500	343
0.500% due 08/10/2023		400	275

Total Supranational (Cost $695)			618

SWEDEN 0.1%

CORPORATE BONDS & NOTES 0.1%

Stadshypotek AB
2.500% due 04/05/2022		$300	311

Total Sweden (Cost $300)			311

SWITZERLAND 0.6%

CORPORATE BONDS & NOTES 0.6%

Credit Suisse AG
0.750% due 09/17/2021	EUR	200	228
6.500% due 08/08/2023 (i)		$200	219

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	17

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Group AG
1.513% (US0003M + 1.200%) due 12/14/2023 ~		$800	$801
2.193% due 06/05/2026 •		1,200	1,217
3.869% due 01/12/2029 •		250	276
4.282% due 01/09/2028		250	280

UBS AG
5.125% due 05/15/2024 (i)		400	435

Total Switzerland (Cost $3,386)			3,456

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.0%

First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$200	206

SOVEREIGN ISSUES 0.4%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		500	517
3.125% due 10/11/2027		900	986
3.125% due 04/16/2030		400	442
3.875% due 04/16/2050		300	356

			2,301

Total United Arab Emirates (Cost $2,281)			2,507

UNITED KINGDOM 14.1%

CORPORATE BONDS & NOTES 8.0%

Annington Funding PLC
1.650% due 07/12/2024	EUR	800	923

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$3,300	3,595

Barclays PLC
1.822% (US0003M + 1.430%) due 02/15/2023 ~		700	698
2.558% (US0003M + 2.110%) due 08/10/2021 ~		600	609
3.650% due 03/16/2025		600	652
4.375% due 01/12/2026		300	339
4.610% due 02/15/2023 •		800	843
4.836% due 05/09/2028		1,000	1,098
5.088% due 06/20/2030 •		1,000	1,141
7.125% due 06/15/2025 •(h)(i)	GBP	500	614
7.250% due 03/15/2023 •(h)(i)		700	864
8.000% due 12/15/2020 •(h)(i)	EUR	400	452
8.000% due 06/15/2024 •(h)(i)		$400	415

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 þ	GBP	400	494

FCE Bank PLC
1.660% due 02/11/2021	EUR	200	222

Frontier Finance PLC
8.000% due 03/23/2022	GBP	1,500	1,923

HSBC Holdings PLC
1.386% (US0003M + 1.000%) due 05/18/2024 ~		$300	298
4.041% due 03/13/2028 •		400	442
4.583% due 06/19/2029 •		800	925
4.750% due 07/04/2029 •(h)(i)	EUR	200	213
5.875% due 09/28/2026 •(h)(i)	GBP	300	365
6.500% due 03/23/2028 •(h)(i)		$700	719

Imperial Brands Finance PLC
2.950% due 07/21/2020		800	801

Lloyds Bank PLC
4.875% due 03/30/2027	GBP	500	787
5.125% due 03/07/2025		700	1,044

Lloyds Banking Group PLC
3.900% due 03/12/2024		$700	767
4.050% due 08/16/2023		1,300	1,415
4.582% due 12/10/2025		500	556
4.650% due 03/24/2026		800	891
5.125% due 12/27/2024 •(h)(i)	GBP	500	568

Nationwide Building Society
3.766% due 03/08/2024 •		$1,200	1,265
4.302% due 03/08/2029 •		1,400	1,589

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Natwest Markets PLC
0.625% due 03/02/2022	EUR	300	$336

NatWest Markets PLC
1.000% due 05/28/2024		800	896

RAC Bond Co. PLC
4.870% due 05/06/2046	GBP	300	372

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		$600	618

Royal Bank of Scotland Group PLC
1.847% (US0003M + 1.550%) due 06/25/2024 ~		800	801
3.875% due 09/12/2023		300	324
4.269% due 03/22/2025 •		1,300	1,414
4.445% due 05/08/2030 •		500	581
4.519% due 06/25/2024 •		1,200	1,305
6.000% due 12/29/2025 •(h)(i)		800	812
7.500% due 08/10/2020 •(h)(i)		500	502
8.000% due 08/10/2025 •(h)(i)		500	553
8.625% due 08/15/2021 •(h)(i)		900	938

Santander UK Group Holdings PLC
2.875% due 10/16/2020		1,700	1,712
2.875% due 08/05/2021		400	410
4.796% due 11/15/2024 •		2,400	2,656
7.375% due 06/24/2022 •(h)(i)	GBP	200	254

Santander UK PLC
0.615% (SONIO/N + 0.550%) due 02/12/2027 ~		500	617

Tesco PLC
6.125% due 02/24/2022		50	67

Tesco Property Finance PLC
5.411% due 07/13/2044		190	311
5.661% due 10/13/2041		98	164

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		500	646

Vodafone Group PLC
2.166% (US0003M + 0.990%) due 01/16/2024 ~		$500	498

			44,314

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.4%

Brunel Residential Mortgage Securitisation PLC
0.886% due 01/13/2039 •	GBP	927	1,147

Business Mortgage Finance PLC
2.292% due 02/15/2041 •		162	197

Dukinfield PLC
1.292% due 08/15/2045 •		446	552

Durham Mortgages B PLC
0.856% due 03/31/2054 •		882	1,085

Eurohome UK Mortgages PLC
0.343% due 06/15/2044 •		316	378

Eurosail PLC
0.362% due 06/10/2044 •		5	6
1.143% due 06/13/2045 •		445	546

Finsbury Square PLC
1.023% due 03/16/2070 •		1,066	1,313
1.148% due 09/12/2068 •		871	1,079

Harben Finance PLC
1.056% due 08/20/2056 •		959	1,184

Hawksmoor Mortgage Funding PLC
1.287% due 05/25/2053 •		988	1,224

Hawksmoor Mortgages
1.287% due 05/25/2053 •		1,796	2,225

Lanark Master Issuer PLC
1.073% due 12/22/2069 •		760	944

Mansard Mortgages PLC
0.843% due 12/15/2049 •		126	151

Newgate Funding PLC
0.397% due 12/01/2050 •		262	304
1.193% due 12/15/2050 •		228	263

Paragon Mortgages PLC
0.908% due 01/15/2039 •		660	782

Residential Mortgage Securities PLC
1.132% due 12/20/2046 •		773	957
1.382% due 09/20/2065 •		797	991

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ripon Mortgages PLC
1.056% due 08/20/2056 •	GBP	3,154	$3,895

RMAC Securities PLC
0.348% due 06/12/2044 •		406	475

Towd Point Mortgage Funding
1.392% due 07/20/2045 •		2,167	2,678

Towd Point Mortgage Funding PLC
1.677% due 10/20/2051 •		1,349	1,672

			24,048

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		960	186

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.7%

United Kingdom Gilt
0.625% due 10/22/2050		$700	866
1.750% due 01/22/2049		2,600	4,161
3.250% due 01/22/2044 (l)		900	1,752
4.250% due 12/07/2040 (l)		1,200	2,536

			9,315

Total United Kingdom (Cost $77,674)			77,863

UNITED STATES 72.1%

ASSET-BACKED SECURITIES 6.7%

ACE Securities Corp. Home Equity Loan Trust
0.325% due 07/25/2036 •		$1,287	1,002

Amortizing Residential Collateral Trust
0.885% due 10/25/2031 •		1	1

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.125% due 06/25/2029 •		1	1

Argent Mortgage Loan Trust
0.665% due 05/25/2035 •		1,578	1,401

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.565% due 02/25/2036 •		538	471

Citigroup Mortgage Loan Trust
0.345% due 12/25/2036 •		529	353
0.445% due 03/25/2036 •		547	507

Citigroup Mortgage Loan Trust, Inc.
0.445% due 06/25/2037 •		2,700	2,532
0.845% due 07/25/2035 •		1,200	1,127

Countrywide Asset-Backed Certificates
0.315% due 12/25/2036 ^•		375	340
0.325% due 06/25/2035 •		352	304
0.325% due 03/25/2037 •		1,567	1,501
0.325% due 06/25/2037 •		455	405
0.325% due 07/25/2037 •		325	285
0.325% due 06/25/2047 ^•		348	309
0.325% due 06/25/2047 •		1,115	980
0.335% due 04/25/2047 ^•		275	264
0.475% due 07/25/2036 •		255	252
4.717% due 08/25/2035 ^~		353	336

Countrywide Asset-Backed Certificates Trust
1.535% due 04/25/2035 •		1,000	979

Credit Suisse First Boston Mortgage Securities Corp.
0.805% due 01/25/2032 •		1	1

DT Auto Owner Trust
1.140% due 01/16/2024		1,400	1,403

First Franklin Mortgage Loan Trust
0.300% due 07/25/2036 •		1,092	1,005

GSAMP Trust
0.830% due 11/25/2035 ^•		1,324	995

Home Equity Mortgage Loan Asset-Backed Trust
0.425% due 04/25/2037 •		544	392

HSI Asset Securitization Corp. Trust
0.445% due 04/25/2037 •		750	467

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
0.745% due 10/25/2034 •		$12	$11

Merrill Lynch Mortgage Investors Trust
0.335% due 08/25/2037 •		1,333	821

Morgan Stanley ABS Capital, Inc. Trust
0.315% due 10/25/2036 •		137	118

Morgan Stanley Home Equity Loan Trust
0.285% due 12/25/2036 •		966	531
0.415% due 04/25/2037 •		807	535

Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^þ		157	60

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.475% due 03/25/2036 •		700	670

NovaStar Mortgage Funding Trust
0.315% due 03/25/2037 •		696	502

Option One Mortgage Loan Trust
0.325% due 01/25/2037 •		411	294

Renaissance Home Equity Loan Trust
2.735% due 12/25/2032 •		289	286
5.294% due 01/25/2037 þ		641	305
5.675% due 06/25/2037 ^þ		1,053	331
5.731% due 11/25/2036 þ		999	537

Residential Asset Mortgage Products Trust
0.625% due 12/25/2035 •		334	290
0.645% due 12/25/2035 •		904	752

Residential Asset Securities Corp. Trust
0.435% due 11/25/2036 ^•		2,010	1,737

Saxon Asset Securities Trust
1.935% due 12/25/2037 •		368	335

SLM Student Loan Trust
0.754% due 03/15/2038 •	GBP	534	633

Soundview Home Loan Trust
0.335% due 06/25/2037 •		$80	60
0.435% due 11/25/2036 •		1,400	1,244

Structured Asset Investment Loan Trust
0.315% due 07/25/2036 •		448	345
0.495% due 01/25/2036 •		1,136	1,008

Terwin Mortgage Trust
1.125% due 11/25/2033 •		23	22

Towd Point Mortgage Trust
1.185% due 05/25/2058 •		928	925
2.900% due 10/25/2059 ~		4,964	5,234

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		1,400	1,492

			36,691

CORPORATE BONDS & NOTES 10.1%

AbbVie, Inc.
5.000% due 12/15/2021		600	630

AIG Global Funding
2.300% due 07/01/2022		900	928

American Airlines Pass-Through Trust
3.000% due 04/15/2030		254	234

American Tower Corp.
2.950% due 01/15/2025		800	870
3.450% due 09/15/2021		500	518

AT&T, Inc.
1.100% (US0003M + 0.750%) due 06/01/2021 ~		2,700	2,714
1.498% (US0003M + 1.180%) due 06/12/2024 ~		1,600	1,604
1.800% due 09/05/2026	EUR	1,000	1,176
2.169% (US0003M + 0.950%) due 07/15/2021 ~		$1,400	1,412

Bayer U.S. Finance LLC
0.927% (US0003M + 0.630%) due 06/25/2021 ~		300	300
1.323% (US0003M + 1.010%) due 12/15/2023 ~		500	500
3.875% due 12/15/2023		300	329
4.250% due 12/15/2025		300	345
4.375% due 12/15/2028		700	818

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Campbell Soup Co.
3.300% due 03/15/2021		$200	$203
3.650% due 03/15/2023		229	244

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		200	213

Charles Schwab Corp.
5.375% due 06/01/2025 •(h)		500	535

Charter Communications Operating LLC
3.750% due 02/15/2028		100	109
4.464% due 07/23/2022		1,300	1,387

Citibank N.A.
0.977% (US0003M + 0.600%) due 05/20/2022 ~		1,900	1,904
2.844% due 05/20/2022 •		900	918

Comcast Corp.
0.250% due 05/20/2027	EUR	500	552

Conagra Brands, Inc.
1.820% (US0003M + 0.500%) due 10/09/2020 ~		$900	901

CVS Health Corp.
3.350% due 03/09/2021		107	109
3.700% due 03/09/2023		400	430

D.R. Horton, Inc.
5.750% due 08/15/2023		1,300	1,471

Dominion Energy Gas Holdings LLC
0.913% (US0003M + 0.600%) due 06/15/2021 ~		800	799

Duke Energy Corp.
0.965% (US0003M + 0.650%) due 03/11/2022 ~		1,300	1,299

Equitable Holdings, Inc.
3.900% due 04/20/2023		100	107
4.350% due 04/20/2028		200	224

ERAC USA Finance LLC
2.600% due 12/01/2021		1,200	1,217

Fidelity National Information Services, Inc.
0.400% due 01/15/2021	EUR	200	225
0.750% due 05/21/2023		300	340
1.700% due 06/30/2022	GBP	200	251

Ford Motor Credit Co. LLC
0.068% due 12/07/2022 •	EUR	100	102
2.183% (US0003M + 0.810%) due 04/05/2021 ~		$600	576

GATX Corp.
1.261% (US0003M + 0.720%) due 11/05/2021 ~		1,200	1,184

General Mills, Inc.
3.200% due 04/16/2021		100	102
3.700% due 10/17/2023		100	109

General Motors Financial Co., Inc.
3.550% due 07/08/2022		700	718

Georgia-Pacific LLC
3.163% due 11/15/2021		400	411

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		100	116

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		600	650

Harley-Davidson Financial Services, Inc.
1.284% (US0003M + 0.940%) due 03/02/2021 ~		400	398

International Lease Finance Corp.
8.250% due 12/15/2020		500	512

Jackson National Life Global Funding
2.375% due 09/15/2022		1,400	1,442

Kilroy Realty LP
3.450% due 12/15/2024		100	105

Kinder Morgan, Inc.
5.000% due 02/15/2021		400	409

MassMutual Global Funding
2.250% due 07/01/2022		1,400	1,443

McDonald’s Corp.
1.317% (US0003M + 0.430%) due 10/28/2021 ~		300	301

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Life Global Funding
2.400% due 06/17/2022		$600	$622

Mid-America Apartments LP
4.200% due 06/15/2028		600	696

Morgan Stanley
0.959% (CDOR03 + 0.300%) due 02/03/2023 ~(j)	CAD	3,300	2,365

MUFG Americas Holdings Corp.
3.000% due 02/10/2025		$560	597

NextEra Energy Capital Holdings, Inc.
1.080% (US0003M + 0.720%) due 02/25/2022 ~		800	805

Nissan Motor Acceptance Corp.
0.996% due 09/28/2022 •		1,000	925

Northwell Healthcare, Inc.
4.260% due 11/01/2047		400	447

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		1,400	1,519

Public Service Co. of Oklahoma
4.400% due 02/01/2021		200	205

Public Service Enterprise Group, Inc.
2.000% due 11/15/2021		400	407

Raytheon Technologies Corp.
2.800% due 03/15/2022		900	929

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030		600	664

Sempra Energy
0.763% (US0003M + 0.450%) due 03/15/2021 ~		800	801

SL Green Operating Partnership LP
3.250% due 10/15/2022		500	498

Southern Co.
2.350% due 07/01/2021		500	509

Southern Power Co.
0.856% (US0003M + 0.550%) due 12/20/2020 ~		600	600

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		600	510

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		188	190
4.738% due 09/20/2029		300	326

Textron, Inc.
0.998% (US0003M + 0.550%) due 11/10/2020 ~		700	698

Verizon Communications, Inc.
1.492% (US0003M + 1.100%) due 05/15/2025 ~		700	709
4.329% due 09/21/2028		1,012	1,219

Volkswagen Group of America Finance LLC
1.204% (US0003M + 0.770%) due 11/13/2020 ~		300	300
1.375% (US0003M + 0.940%) due 11/12/2021 ~		300	299
3.750% due 05/13/2030		400	443
3.875% due 11/13/2020		200	202
4.000% due 11/12/2021		300	312

Walt Disney Co.
1.750% due 01/13/2026		300	309
2.200% due 01/13/2028		200	209
2.650% due 01/13/2031		200	212
3.500% due 05/13/2040		100	109
3.600% due 01/13/2051		200	223

WRKCo, Inc.
3.750% due 03/15/2025		300	333

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		2,100	2,181

			55,767

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

CenturyLink, Inc.
2.428% (LIBOR03M + 2.250%) due 03/15/2027 ~		384	363

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	19

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
1.930% (LIBOR03M + 1.750%) due 02/01/2027 ~	$576	$556

		919

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.8%

American Home Mortgage Investment Trust
2.015% due 09/25/2045 •	10	10

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	376	385

Banc of America Mortgage Trust
3.756% due 02/25/2036 ^~	38	35

Bear Stearns Adjustable Rate Mortgage Trust
3.171% due 08/25/2033 ~	1	1

Bear Stearns ALT-A Trust
0.345% due 02/25/2034 •	31	28
3.697% due 08/25/2036 ^~	33	22
3.736% due 09/25/2035 ^~	19	15
3.761% due 03/25/2036 ^~	94	78
3.853% due 11/25/2035 ^~	21	19

Bear Stearns Structured Products, Inc. Trust
4.251% due 12/26/2046 ^~	21	18

Chase Mortgage Finance Trust
3.386% due 07/25/2037 ~	40	35

Citigroup Mortgage Loan Trust, Inc.
0.535% due 10/25/2035 •	1,571	1,051
3.840% due 09/25/2035 •	2	3

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.413% due 09/25/2035 ^~	170	151

Countrywide Alternative Loan Trust
0.400% due 03/20/2046 •	50	42
0.465% due 02/25/2037 •	39	33
2.504% due 12/25/2035 •	40	35
5.200% due 11/25/2035 •	9	8
5.250% due 06/25/2035 ^	6	6

Countrywide Home Loan Mortgage Pass-Through Trust
0.645% due 05/25/2035 •	19	16
0.825% due 03/25/2035 •	34	29
0.845% due 02/25/2035 •	5	4
3.427% due 08/25/2034 ^~	7	7
3.819% due 11/25/2034 ~	4	4
5.500% due 01/25/2035	324	336

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	0	1

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.500% due 08/25/2036 ^	1,313	1,188
5.863% due 02/25/2037 ^~	175	68

DBUBS Mortgage Trust
0.381% due 11/10/2046 ~(a)	400	0
0.874% due 11/10/2046 ~(a)	168	0

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.935% due 10/25/2047 •	735	652

GSR Mortgage Loan Trust
0.515% due 12/25/2034 •	31	28
3.852% due 01/25/2036 ^~	30	29
4.008% due 04/25/2035 ~	116	118

IndyMac Mortgage Loan Trust
0.395% due 05/25/2046 •	395	361
0.665% due 07/25/2035 •	15	14

JPMorgan Mortgage Trust
3.343% due 07/27/2037 ~	65	66
3.490% due 02/25/2036 ^~	18	15

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.625% due 12/15/2030 •	4	4

Morgan Stanley Bank of America Merrill Lynch Trust
1.110% due 12/15/2048 ~(a)	900	17

Morgan Stanley Mortgage Loan Trust
3.226% due 06/25/2036 ~	18	18

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	1,338	1,413

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,572	1,652

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Accredit Loans, Inc. Trust
0.335% due 02/25/2047 •	$27	$13
0.365% due 06/25/2046 •	267	94
0.395% due 04/25/2046 •	434	168
2.624% due 10/25/2037 ~	259	229

Structured Adjustable Rate Mortgage Loan Trust
3.832% due 04/25/2034 ~	2	2

Structured Asset Mortgage Investments Trust
0.395% due 05/25/2036 •	9	8
0.405% due 05/25/2036 •	67	63
0.405% due 09/25/2047 •	86	74
0.645% due 05/25/2045 •	14	14
0.774% due 07/19/2034 •	1	1
0.854% due 09/19/2032 •	1	1
0.894% due 03/19/2034 •	3	2
3.004% due 08/25/2047 ^•	29	26

Structured Asset Securities Corp.
0.465% due 01/25/2036 •	226	201

Structured Asset Securities Corp. Mortgage Loan Trust
0.475% due 10/25/2036 •	463	393

TBW Mortgage-Backed Trust
5.970% due 09/25/2036 ^þ	189	10

Thornburg Mortgage Securities Trust
1.815% due 06/25/2047 ^•	24	21
1.815% due 06/25/2047 •	3	2

Wachovia Mortgage Loan Trust LLC
4.219% due 10/20/2035 ^~	51	48

WaMu Mortgage Pass-Through Certificates Trust
0.495% due 01/25/2045 •	63	59
1.990% due 02/27/2034 •	3	3
2.484% due 06/25/2046 •	28	27
2.504% due 02/25/2046 •	67	64
3.332% due 12/25/2036 ^~	146	133
3.528% due 03/25/2033 ~	6	6
3.571% due 04/25/2035 ~	22	22
3.618% due 03/25/2035 ~	28	27

Washington Mutual Mortgage Pass-Through Certificates Trust
2.444% due 07/25/2046 ^•	21	14

		9,740

	SHARES
PREFERRED SECURITIES 0.3%

AT&T, Inc.
2.875% due 03/02/2025 •(h)	700,000	748

Bank of America Corp.
5.875% due 03/15/2028 •(h)	700,000	717

		1,465

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 45.1%

Fannie Mae
0.305% due 03/25/2034 •	$2	2
0.335% due 08/25/2034 •	1	1
0.518% due 09/25/2042 •	11	11
0.585% due 06/25/2036 •	19	19
2.891% due 10/01/2044 •	9	9
3.500% due 01/01/2059	1,884	2,051
3.520% due 12/01/2034 •	2	2
3.723% due 05/25/2035 ~	5	5
4.321% due 11/01/2034 •	15	16
6.000% due 07/25/2044	7	8

Freddie Mac
0.685% due 12/15/2032 •	4	4
0.720% due 01/15/2038 •	268	267
0.785% due 12/15/2037 •	5	6
2.704% due 10/25/2044 •	28	28
3.390% due 01/15/2038 ~(a)	268	15
3.534% due 04/01/2035 •	39	40
3.625% due 03/01/2035 •	4	4
4.180% due 02/01/2029 •	1	1

Ginnie Mae
1.103% due 05/20/2066 - 06/20/2066 •	3,616	3,651

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.153% due 11/20/2066 •		$623	$630
3.000% due 07/20/2046 - 05/20/2047		167	172
3.875% due 04/20/2028 - 06/20/2030 •		2	2

NCUA Guaranteed Notes
0.644% due 11/05/2020 •		459	459
0.734% due 12/08/2020 •		155	154

Uniform Mortgage-Backed Security
3.000% due 10/01/2049 - 03/01/2050		4,246	4,519
3.500% due 10/01/2034 - 02/01/2050		8,375	8,871

Uniform Mortgage-Backed Security, TBA
2.000% due 07/01/2050 - 09/01/2050		10,300	10,493
2.500% due 07/01/2050 - 09/01/2050		69,000	71,751
3.500% due 08/01/2050		46,200	48,594
4.000% due 07/01/2050 - 08/01/2050		91,333	96,820

			248,605

U.S. TREASURY OBLIGATIONS 7.9%

U.S. Treasury Inflation Protected Securities (g)
0.125% due 01/15/2022 (p)		113	115
0.125% due 04/15/2022 (n)(p)		2,320	2,356
0.375% due 07/15/2025 (l)(n)(p)		9,030	9,657
0.500% due 01/15/2028 (l)(p)		9,253	10,144
0.625% due 04/15/2023 (n)(p)		619	645
0.625% due 01/15/2026 (p)		216	234
2.000% due 01/15/2026 (p)		129	150
3.875% due 04/15/2029 (p)		780	1,103

U.S. Treasury Notes
1.625% due 08/15/2029 (l)		3,300	3,601
1.750% due 11/15/2029 (l)		3,300	3,644
2.250% due 11/15/2025		100	110
2.875% due 04/30/2025 (l)(p)		10,600	11,921

			43,680

Total United States (Cost $389,418)			396,867

SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (k) 1.0%
			5,529

ARGENTINA TREASURY BILLS 0.0%
30.365% due 08/28/2020 ~	ARS	1,360	13

U.S. TREASURY BILLS 0.2%
0.145% due 08/27/2020 - 09/17/2020 (e)(f)(p)		$1,361	1,361

Total Short-Term Instruments (Cost $6,906)			6,903

Total Investments in Securities (Cost $824,342)			841,525

		SHARES
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%

PIMCO Short Asset Portfolio		29,762	297

PIMCO Short-Term Floating NAV Portfolio III		205,685	2,028

Total Short-Term Instruments (Cost $2,322)			2,325

Total Investments in Affiliates (Cost $2,322)			2,325

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

MARKET VALUE (000S)
Total Investments 153.1% (Cost $826,664)	$843,850

Financial Derivative Instruments (m)(o) (0.7)% (Cost or Premiums, net $1,836)	(4,083)

Other Assets and Liabilities, net (52.4)%	(288,590)

Net Assets 100.0%	$551,177

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Morgan Stanley	0.959%	02/03/2023	01/30/2020	$2,502	$2,365	0.43%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$5,529	U.S. Treasury Notes 1.875% due 04/30/2022	$(5,640)	$5,529	$5,529

Total Repurchase Agreements						$(5,640)	$5,529	$5,529

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOM	0.190%	06/02/2020	07/02/2020		$(2,385)	$(2,385)
BOS	0.180	06/30/2020	07/01/2020		(2,766)	(2,766)
BPS	(0.410)	05/27/2020	08/20/2020	EUR	(10,665)	(11,978)
	(0.380)	05/27/2020	08/20/2020		(8,036)	(9,025)
	(0.300)	03/25/2020	08/20/2020		(3,274)	(3,675)
	0.240	05/28/2020	08/12/2020	GBP	(3,185)	(3,948)
BSN	0.240	04/13/2020	07/13/2020		$(12,638)	(12,645)
IND	0.200	06/12/2020	07/13/2020		(12,125)	(12,126)
JML	(0.400)	05/27/2020	08/20/2020	EUR	(2,315)	(2,600)
MBC	(0.300)	03/30/2020	08/20/2020		(2,537)	(2,848)

Total Reverse Repurchase Agreements						$(63,996)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	21

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
UBS	0.200%	05/20/2020	07/20/2020	$(1,921)	$(1,922)

Total Sale-Buyback Transactions					$(1,922)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
Canada (1.2)%
Sovereign Issues (1.2)%
Canada Government International Bond	2.750%	12/01/2048	CAD 6,100	$(6,442)	$(6,468)

United States (6.2)%
U.S. Government Agencies (6.2)%
Uniform Mortgage-Backed Security, TBA	3.000%	08/01/2050	$ 12,800	(13,455)	(13,459)
Uniform Mortgage-Backed Security, TBA	3.000	09/01/2050	19,500	(20,427)	(20,468)
Uniform Mortgage-Backed Security, TBA	3.500	07/01/2035	400	(422)	(420)

Total United States				(34,304)	(34,347)

Total Short Sales (7.4)%				$(40,746)	$(40,815)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(2,385)	$0	$0	$(2,385)	$2,379	$(6)
BOS	0	(2,766)	0	0	(2,766)	2,760	(6)
BPS	0	(28,626)	0	0	(28,626)	28,545	(81)
BSN	0	(12,645)	0	0	(12,645)	12,827	182
FICC	5,529	0	0	0	5,529	(5,640)	(111)
IND	0	(12,126)	0	0	(12,126)	12,147	21
JML	0	(2,600)	0	0	(2,600)	2,615	15
MBC	0	(2,848)	0	0	(2,848)	2,947	99

Master Securities Forward Transaction Agreement
TDM	0	0	0	(6,468)	(6,468)	0	(6,468)
UBS	0	0	(1,922)	0	(1,922)	1,923	1

Total Borrowings and Other Financing Transactions	$5,529	$(63,996)	$(1,922)	$(6,468)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(34,074)	$0	$(34,074)
U.S. Treasury Obligations	(2,766)	(27,156)	0	0	(29,922)

Total	$(2,766)	$(27,156)	$(34,074)	$0	$(63,996)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,922)	0	0	(1,922)

Total	$0	$(1,922)	$0	$0	$(1,922)

Total Borrowings	$(2,766)	$(29,078)	$(34,074)	$0	$(65,918)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(65,918)

(l)	Securities with an aggregate market value of $67,100 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

(1)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(62,328) at a weighted average interest rate of 0.209%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for short sales includes $18 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note September 2020 Futures	$111.750	08/21/2020	52	$52	$0	$0
Put - CBOT U.S. Treasury 5-Year Note September 2020 Futures	112.750	08/21/2020	4	4	0	0
Call - CBOT U.S. Treasury 10-Year Note September 2020 Futures	175.000	08/21/2020	60	60	1	1
Call - CBOT U.S. Treasury 10-Year Note September 2020 Futures	179.000	08/21/2020	44	44	0	0
Call - CME 90-Day Eurodollar June 2022 Futures	99.750	06/13/2022	38	95	9	23
Call - CME 90-Day Eurodollar March 2022 Futures	99.750	03/14/2022	21	53	5	11

Total Purchased Options					$15	$35

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note September Futures	09/2020	242	$ 19,549	$8	$0	$(3)
Call Options Strike @ EUR 116.000 on Euro-Schatz Bond September 2020 Futures(1)	08/2020	202	1	0	0	0
Euro-Bobl September Futures	09/2020	132	20,018	69	0	(10)
Euro-BTP Italy Government Bond September Futures	09/2020	269	43,484	941	166	(36)
Euro-Buxl 30-Year Bond September Futures	09/2020	18	4,448	77	0	(22)
Euro-OAT France Government 10-Year Bond September Futures	09/2020	10	1,884	25	0	(1)
Japan Government 10-Year Bond September Futures	09/2020	3	4,222	2	0	(5)
U.S. Treasury 5-Year Note September Futures	09/2020	56	7,042	16	0	(2)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2020	1	218	1	0	(1)
United Kingdom Long Gilt September Futures	09/2020	51	8,698	(7)	14	(10)

				$ 1,132	$ 180	$ (90)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond September Futures	09/2020	7	$ (719)	$(11)	$1	$(1)
Canada Government 10-Year Bond September Futures	09/2020	80	(9,064)	(15)	20	0
Euro-Bund 10-Year Bond September Futures	09/2020	169	(33,516)	(305)	34	0
Euro-Schatz September Futures	09/2020	202	(25,450)	(9)	6	0
U.S. Treasury 10-Year Note September Futures	09/2020	171	(23,798)	(66)	27	0

				$(406)	$88	$(1)

Total Futures Contracts				$726	$268	$(91)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.078%	EUR	200	$(6)	$5	$(1)	$0	$0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.040	$	700	(15)	12	(3)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.080	EUR	200	(5)	4	(1)	0	0

							$(26)	$21	$(5)	$0	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	23

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2022	0.134%	$	700	$13	$2	$15	$0	$0
Daimler AG	1.000	Quarterly	12/20/2020	0.320	EUR	200	5	(4)	1	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.802		500	18	(11)	7	0	(1)
Tesco PLC	1.000	Quarterly	06/20/2022	0.296		800	0	13	13	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	0.833		400	(13)	17	4	0	0

							$23	$17	$40	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-33 10-Year Index	(1.000)%	Quarterly	12/20/2029	$	41,500	$110	$267	$377	$0	$(68)
CDX.IG-34 10-Year Index	(1.000)	Quarterly	06/20/2030		2,600	38	(13)	25	0	(8)
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	10,900	(80)	71	(9)	0	(66)

						$68	$325	$393	$0	$(142)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$	132,700	$(1)	$(13)	$(14)	$0	$(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		30,400	0	(2)	(2)	0	(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		5,100	0	1	1	0	(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		3,900	0	2	2	0	(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		19,800	(1)	5	4	0	(2)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		17,000	0	4	4	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024		4,300	0	2	2	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024		12,700	1	2	3	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024		12,700	0	(1)	(1)	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024		10,100	0	(1)	(1)	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029		4,800	0	3	3	0	0

						$(1)	$2	$1	$2	$(6)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.905%	Quarterly	12/03/2039	GBP	1,300	$0	$(99)	$(99)	$2	$0
Pay	1-Year BRL-CDI	8.880	Maturity	01/04/2021	BRL	800	1	13	14	0	0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	3,800	0	32	32	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		1,300	6	12	18	0	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		6,000	0	95	95	0	(4)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		3,200	(26)	113	87	0	(2)
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		11,900	309	873	1,182	0	(17)
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		3,100	1	153	154	0	(5)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		8,200	109	400	509	0	(13)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		11,700	(88)	497	409	0	(15)
Pay	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046		600	(86)	123	37	0	(2)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		7,100	89	1,680	1,769	0	(34)
Pay(7)	3-Month GBP-LIBOR	1.080	Quarterly	12/03/2039	GBP	1,300	0	109	109	5	0
Pay	3-Month SEK-STIBOR	1.000	Annual	06/19/2029	SEK	13,200	51	45	96	2	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020	$	46,900	319	(904)	(585)	0	(3)
Pay(7)	3-Month USD-LIBOR	1.450	Semi-Annual	08/10/2021		21,200	243	13	256	2	0
Pay(7)	3-Month USD-LIBOR	1.450	Semi-Annual	08/13/2021		21,200	244	12	256	2	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		10,500	38	(238)	(200)	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		15,900	(221)	(321)	(542)	0	(1)
Receive	3-Month USD-LIBOR	1.540	Semi-Annual	02/26/2022		8,900	(21)	(216)	(237)	0	(1)
Receive(7)	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		6,950	0	(225)	(225)	1	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		5,950	0	(181)	(181)	2	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		7,050	0	(204)	(204)	2	0
Receive(7)	3-Month USD-LIBOR	1.360	Semi-Annual	09/17/2024		4,450	0	(143)	(143)	1	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		5,800	31	(346)	(315)	1	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		1,200	118	1	119	0	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	Semi-Annual	06/17/2025	$	11,800	$(492)	$(54)	$(546)	$5	$0
Receive(7)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		3,500	(105)	(6)	(111)	2	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		25,100	1,360	(4,794)	(3,434)	36	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		6,900	117	(693)	(576)	14	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		9,500	(185)	(759)	(944)	18	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		9,400	(44)	(1,242)	(1,286)	21	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		10,200	(554)	(63)	(617)	21	0
Receive(7)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		2,300	(65)	(7)	(72)	5	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		4,800	(887)	130	(757)	43	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	7,600	4	35	39	0	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030	AUD	5,000	(107)	(31)	(138)	0	(5)
Pay	6-Month CHF-LIBOR	0.530	Annual	06/30/2025	CHF	9,500	0	4	4	4	0
Pay	6-Month CHF-LIBOR	0.050	Annual	03/16/2026		1,400	(24)	76	52	1	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	13,900	0	63	63	2	0
Pay(7)	6-Month EUR-EURIBOR	0.339	Annual	12/11/2021	EUR	3,300	0	3	3	2	0
Receive(7)	6-Month EUR-EURIBOR	0.300	Annual	12/15/2022		26,200	(41)	(30)	(71)	0	(3)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	12/15/2025		40,500	311	172	483	21	0
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		3,600	119	179	298	4	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	12/15/2030		47,700	1,993	329	2,322	72	0
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	09/16/2050		2,400	52	(48)	4	3	0
Receive(7)	6-Month EUR-EURIBOR	0.600	Annual	12/15/2050		2,500	(463)	(49)	(512)	4	0
Receive(7)	6-Month GBP-LIBOR	0.500	Semi-Annual	12/16/2030	GBP	4,800	(23)	(61)	(84)	0	(14)
Pay(7)	6-Month GBP-LIBOR	0.250	Semi-Annual	12/16/2022		13,100	9	23	32	10	0
Pay(7)	6-Month GBP-LIBOR	0.500	Semi-Annual	12/16/2025		19,300	214	106	320	26	0
Receive(7)	6-Month GBP-LIBOR	0.672	Semi-Annual	02/26/2031		1,000	0	(38)	(38)	0	(3)
Receive	6-Month GBP-LIBOR	0.500	Semi-Annual	06/17/2050		3,400	56	(173)	(117)	0	(19)
Pay(7)	6-Month GBP-LIBOR	0.500	Semi-Annual	12/16/2050		3,900	38	97	135	21	0
Pay(7)	6-Month GBP-LIBOR	0.722	Semi-Annual	02/26/2051		350	0	40	40	2	0
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	164,000	47	(1)	46	0	(2)
Pay	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029		1,170,000	185	(12)	173	0	(12)
Pay	6-Month JPY-LIBOR	0.035	Semi-Annual	11/29/2029		60,000	8	(8)	0	0	(1)
Pay	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		130,881	(2)	44	42	0	(5)
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		20,000	(1)	11	10	0	(1)
Pay	6-Month PLN-WIBOR	2.405	Annual	01/30/2029	PLN	1,700	0	59	59	1	0
Pay	28-Day MXN-TIIE	7.278	Lunar	03/22/2022	MXN	21,800	(5)	52	47	1	0
Pay	28-Day MXN-TIIE	7.317	Lunar	03/23/2022		18,100	(3)	42	39	1	0
Pay	28-Day MXN-TIIE	5.825	Lunar	01/12/2023		27,400	(95)	135	40	1	0
Pay	UKRPI	3.386	Maturity	01/15/2030	GBP	800	0	16	16	0	(5)
Pay	UKRPI	3.436	Maturity	02/15/2030		500	0	11	11	0	(3)
Pay	UKRPI	3.450	Maturity	02/15/2030		1,400	2	34	36	0	(9)
Pay	UKRPI	3.453	Maturity	02/15/2030		2,800	0	72	72	0	(19)

							$2,536	$(5,042)	$(2,506)	$361	$(199)

Total Swap Agreements							$2,600	$(4,677)	$(2,077)	$363	$(348)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$35	$268	$372	$675	$0	$(91)	$(348)	$(439)

(n)

Securities with an aggregate market value of $5,542 and cash of $5,944 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	25

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date.
(8)	Unsettled variation margin asset of $9 for closed swap agreements is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2020	RUB	168,684		$2,431	$65	$0
	07/2020		$18,869	JPY	2,016,150	0	(197)
	07/2020		90	RUB	7,027	8	0
	07/2020		266	ZAR	5,043	25	0
	07/2020	ZAR	12,400		$837	124	0
	08/2020	JPY	2,016,150		18,877	197	0
	08/2020		$99	RUB	6,845	0	(3)
	09/2020	CNH	315,812		$44,080	0	(408)
	09/2020	IDR	43,524		3	0	0
	09/2020	ILS	955		278	2	0

BPS	07/2020	DKK	1,960		285	0	(10)
	07/2020	GBP	3,433		4,382	128	0
	07/2020		$968	AUD	1,406	2	0
	07/2020		582	CAD	784	0	(4)
	07/2020		12,488	EUR	11,080	11	(50)
	07/2020		698	RUB	48,407	0	(19)
	07/2020		657	ZAR	12,400	55	0
	08/2020	EUR	829		$929	0	(3)
	08/2020		$106	RUB	7,418	0	(2)
	09/2020	CNH	30,513		$4,239	0	(59)
	09/2020	HKD	2,687		342	0	(5)
	09/2020	IDR	8,819,040		608	10	0
	09/2020	MYR	12,225		2,847	5	0

BRC	07/2020	DKK	174,036		25,398	0	(842)
	07/2020	MXN	26,289		1,178	35	0
	07/2020		$564	GBP	455	0	(1)
	09/2020		3,765	HKD	29,527	43	0
	12/2020		1,155	MXN	26,289	0	(34)

CBK	07/2020	CAD	841		$612	0	(8)
	07/2020	EUR	1,257		1,411	0	(1)
	07/2020	PEN	10,648		3,095	89	0
	07/2020	SEK	490		52	0	(1)
	07/2020		$2,947	CHF	2,790	1	(3)
	07/2020		6,755	DKK	44,704	12	(27)
	07/2020		664	EUR	586	0	(6)
	07/2020		1,052	MXN	26,289	91	0
	07/2020		2,725	PEN	9,544	0	(31)
	07/2020		79	ZAR	1,438	4	0
	08/2020	PEN	3,751		$1,098	40	0
	08/2020		$390	JPY	42,085	0	0
	08/2020		743	NOK	7,235	9	0
	08/2020		876	PEN	3,089	0	(4)
	08/2020		146	RUB	10,023	0	(6)
	09/2020	CNH	63,859		$8,963	0	(32)
	09/2020	KRW	13,433,816		10,904	0	(299)
	09/2020	PEN	2,794		817	28	0
	09/2020		$553	CNH	3,976	7	0
	10/2020	DKK	44,704		$6,769	27	(12)
	12/2020	PEN	6,454		1,826	11	0

FBF	09/2020	HKD	3,683		475	0	0
	09/2020		$1,150	IDR	16,324,096	0	(42)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	07/2020	CAD	4,212		$3,094	$0	$(8)
	07/2020	DKK	3,090		454	0	(12)
	07/2020	GBP	28,961		35,722	0	(164)
	07/2020		$2,589	CAD	3,500	0	(11)
	07/2020		1,200	MXN	29,913	97	0
	07/2020		385	RUB	29,123	24	0
	08/2020		126		8,704	0	(4)
	09/2020	CNH	3,851		$542	0	0
	09/2020		$269	CNH	1,914	1	0

HUS	07/2020	AUD	7,740		$5,352	10	0
	07/2020	CAD	816		609	8	0
	07/2020	EUR	5,463		6,142	7	(3)
	07/2020	GBP	577		731	16	0
	07/2020	NOK	7,065		727	0	(7)
	07/2020	NZD	3,988		2,568	0	(6)
	07/2020	PEN	2,978		867	26	0
	07/2020		$1,584	AUD	2,302	4	0
	07/2020		1,229	CAD	1,676	6	0
	07/2020		494	CHF	468	0	0
	07/2020		2,331	EUR	2,071	0	(4)
	07/2020		1,455	NOK	13,775	0	(24)
	07/2020		305	RUB	21,295	0	(7)
	07/2020		1,137	SEK	10,500	0	(10)
	07/2020	ZAR	160		$8	0	(1)
	08/2020	CAD	926		676	0	(6)
	08/2020	GBP	32,516		39,876	0	(424)
	08/2020	SEK	3,625		387	0	(2)
	09/2020	CNY	70,158		9,783	0	(108)
	09/2020	PLN	2,999		764	5	0
	09/2020		$8,187	CNH	58,783	99	0

JPM	07/2020	CAD	376		$276	0	(1)
	07/2020	RUB	4,226		61	2	0
	07/2020		$3,136	DKK	20,705	0	(14)
	07/2020		2,000	JPY	215,400	0	(5)
	07/2020		109	ZAR	1,985	5	0
	07/2020	ZAR	8,832		$505	0	(4)
	08/2020	RUB	16,722		240	6	0
	08/2020		$200	RUB	13,958	0	(5)
	09/2020	IDR	6,594,986		$454	6	0
	10/2020	DKK	20,705		3,143	14	0
	10/2020		$343	DKK	2,280	1	0

MYI	07/2020	AUD	14,447		$9,586	0	(384)
	07/2020	CHF	5,178		5,395	0	(70)
	07/2020	DKK	2,190		320	0	(10)
	07/2020	NOK	615		63	0	0
	07/2020	SEK	10,010		1,073	0	(2)
	07/2020		$10,746	AUD	16,202	439	(4)
	07/2020		5,141	CAD	7,022	32	0
	07/2020		10,216	DKK	67,715	7	(14)
	07/2020		1,231	EUR	1,087	0	(10)
	07/2020		23,569	JPY	2,521,184	0	(219)
	07/2020		5,322	NZD	8,216	0	(20)
	08/2020	CAD	7,022		$5,141	0	(32)
	08/2020	JPY	2,521,184		23,579	220	0
	08/2020		$1,073	SEK	10,010	2	0
	09/2020	PLN	3,835		$975	5	0
	10/2020	DKK	90,917		13,750	21	(7)
	06/2021		$38	EUR	30	0	(4)

SCX	07/2020	EUR	46,888		$52,187	0	(491)
	07/2020	NOK	6,095		629	0	(5)
	07/2020		$11,506	AUD	16,724	36	0
	07/2020		2,031	CAD	2,731	0	(19)
	08/2020	AUD	16,724		$11,507	0	(37)
	08/2020	EUR	38,599		43,383	0	(14)
	08/2020		$629	NOK	6,095	5	0
	09/2020	HKD	27,161		$3,456	0	(47)

SOG	07/2020		$3,678	DKK	24,413	3	0
	10/2020	DKK	24,413		$3,685	0	(3)

SSB	07/2020		$51	CAD	70	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	27

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
TOR	07/2020	AUD	14,447		$9,602	$0	$(368)
	07/2020	CAD	11,663		8,467	0	(124)
	07/2020	JPY	7,924,541		73,612	220	0
	07/2020	RUB	69		1	0	0
	07/2020		$2,786	CAD	3,802	15	0
	07/2020		15,260	JPY	1,632,193	0	(143)
	08/2020	CAD	3,802		$2,786	0	(15)
	08/2020	JPY	1,632,193		15,266	144	0

UAG	07/2020	CAD	2,053		1,533	21	0
	07/2020	JPY	212,116		1,968	4	0
	07/2020		$210	EUR	185	0	(2)
	07/2020		16,387	JPY	1,751,731	0	(163)
	07/2020		528	RUB	37,674	8	(8)
	08/2020	JPY	1,751,731		$16,394	164	0
	08/2020		$256	RUB	18,134	0	(2)

Total Forward Foreign Currency Contracts						$2,713	$(5,156)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Call - OTC EUR versus USD	$	1.163	09/15/2020	2,402	$16	$9
	Call - OTC EUR versus USD		1.163	01/29/2021	2,447	32	32

						$48	$41

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175%	09/15/2021	1,900	$78	$19

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	800	32	9

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	2,000	148	44

GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.860	02/26/2021	800	49	22

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	1,700	126	36
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	1,300	51	14

							$484	$144

Total Purchased Options							$532	$185

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-34 5-Year Index	Sell	93.000%	08/19/2020	400	$ (4)	$ (5)
	Call - OTC CDX.HY-34 5-Year Index	Buy	104.000	08/19/2020	400	(2)	(1)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	08/19/2020	1,100	(1)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	1,100	(2)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	08/19/2020	1,200	(2)	(1)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.550	09/16/2020	800	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	09/16/2020	800	(2)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	09/16/2020	1,200	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	09/16/2020	650	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	09/16/2020	1,200	(2)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.100	09/16/2020	650	(1)	(1)

BPS	Put - OTC CDX.HY-34 5-Year Index	Sell	92.000	08/19/2020	400	(3)	(4)
	Call - OTC CDX.HY-34 5-Year Index	Buy	105.000	08/19/2020	400	(2)	(1)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	08/19/2020	1,000	(1)	(1)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.625	08/19/2020	1,000	(1)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	2,200	(3)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	08/19/2020	1,000	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	09/16/2020	1,850	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.100	09/16/2020	1,850	(3)	(3)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.550%	08/19/2020	1,600	$ (2)	$ (2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	08/19/2020	1,600	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,400	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	1,400	(3)	(3)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.550	09/16/2020	1,300	(1)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	09/16/2020	1,300	(2)	(2)

GST	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	08/19/2020	1,100	(1)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	1,100	(2)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	09/16/2020	2,500	(2)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.100	09/16/2020	2,500	(4)	(4)

JPM	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,300	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	1,300	(3)	(3)

						$ (57)	$ (52)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC EUR versus USD	$	1.105	09/15/2020	2,402	$(16)	$(16)
	Put - OTC EUR versus USD		1.093	01/29/2021	2,447	(32)	(29)

						$(48)	$(45)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	15,800	$ (78)	$(1)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	6,900	(31)	(1)

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	16,600	(147)	(3)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	08/06/2020	21,200	(30)	(256)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	08/11/2020	21,200	(30)	(256)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.780	02/26/2021	2,250	(47)	(16)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	700	(22)	(23)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/28/2020	1,100	(44)	(37)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	300	(9)	(10)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	14,100	(126)	(2)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	11,000	(51)	(1)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	600	(20)	(19)

							$ (635)	$(625)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	3-Month USD-LIBOR	10/07/2022	9,500	$(10)	$(15)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	3-Month USD-LIBOR	10/08/2022	5,250	(5)	(8)

						$(15)	$(23)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2050	$	101.000	07/07/2020	1,400	$(10)	$(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2050		100.422	08/06/2020	600	(5)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2050		100.625	08/06/2020	400	(3)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050		102.219	08/06/2020	300	(1)	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2050		100.398	07/07/2020	800	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2050		100.457	07/07/2020	1,700	(12)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2050		100.723	07/07/2020	1,800	(12)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2050		100.438	08/06/2020	1,100	(9)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2050		100.641	08/06/2020	400	(3)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050		100.789	07/07/2020	1,800	(12)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050		100.867	07/07/2020	1,400	(9)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050		102.504	07/07/2020	2,200	(10)	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	29

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	$	102.531	07/07/2020	1,000	$(4)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050		102.094	08/06/2020	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050		102.133	08/06/2020	3,400	(13)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050		102.563	08/06/2020	600	(3)	(1)

						$(112)	$(20)

Total Written Options						$(867)	$(765)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.060%	$	200	$(7)	$3	$0	$(4)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.060		1,700	(61)	29	0	(32)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.161		3,000	(73)	(3)	0	(76)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.238		800	(15)	(3)	0	(18)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.060		1,200	(41)	18	0	(23)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.161		2,000	(51)	0	0	(51)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.060		1,000	(35)	16	0	(19)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.238		1,600	(31)	(6)	0	(37)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.060		1,700	(60)	28	0	(32)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.161		800	(20)	0	0	(20)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.161		200	(5)	0	0	(5)

								$(399)	$82	$0	$(317)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	06/20/2024	2.786%	$	900	$(40)	$(20)	$0	$(60)

JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	2.511		400	(20)	2	0	(18)

								$(60)	$(18)	$0	$(78)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	4,200	$2,898	$1	$14	$15	$0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		4,100	2,829	(16)	32	16	0

								$(15)	$46	$31	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	3-Month ILS-TELBOR	0.455%	Annual	05/18/2027	ILS	4,600	$0	$9	$9	$0
	Pay	3-Month ILS-TELBOR	1.786	Annual	05/01/2029		1,400	0	46	46	0

CBK	Pay	3-Month ILS-TELBOR	1.755	Annual	04/29/2029		2,100	0	67	67	0

GLM	Pay	3-Month ILS-TELBOR	1.780	Annual	04/22/2029		1,800	0	59	59	0
	Pay	3-Month ILS-TELBOR	1.779	Annual	04/30/2029		1,800	0	59	59	0

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
HUS	Pay	3-Month ILS-TELBOR	1.785%	Annual	04/25/2029	ILS	800	$0	$26	$26	$0

JPM	Pay	3-Month ILS-TELBOR	1.775	Annual	04/25/2029		2,100	1	68	69	0

								$1	$334	$335	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.306% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020	$	4,900	$14	$(20)	$0	$(6)

JPM	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.306% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/21/2020		5,500	0	(1,247)	0	(1,247)
	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.306% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020		3,700	10	(20)	0	(10)

MYC	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.306% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020		1,600	5	(9)	0	(4)

									$29	$(1,296)	$0	$(1,267)

Total Swap Agreements									$(444)	$(852)	$366	$(1,662)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
BOA	$421	$19	$0	$440	$(608)	$(16)	$(4)	$(628)	$(188)	$282	$94
BPS	211	0	55	266	(152)	(15)	(114)	(281)	(15)	0	(15)
BRC	78	0	0	78	(877)	0	(92)	(969)	(891)	897	6
CBK	319	0	82	401	(430)	0	(19)	(449)	(48)	0	(48)
DUB	0	9	0	9	0	(8)	0	(8)	1	(10)	(9)
FAR	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
FBF	0	44	0	44	(42)	(6)	0	(48)	(4)	(40)	(44)
GLM	122	63	134	319	(199)	(633)	0	(832)	(513)	329	(184)
GST	0	0	0	0	0	(8)	(129)	(137)	(137)	0	(137)
HUS	181	0	26	207	(602)	0	(20)	(622)	(415)	0	(415)
JPM	34	0	69	103	(29)	(28)	(1,280)	(1,337)	(1,234)	1,140	(94)
MYC	0	50	0	50	0	(45)	(4)	(49)	1	(445)	(444)
MYI	726	0	0	726	(776)	0	0	(776)	(50)	0	(50)
SCX	41	0	0	41	(613)	0	0	(613)	(572)	531	(41)
SOG	3	0	0	3	(3)	0	0	(3)	0	0	0
SSB	1	0	0	1	0	0	0	0	1	0	1
TOR	379	0	0	379	(650)	0	0	(650)	(271)	342	71
UAG	197	0	0	197	(175)	0	0	(175)	22	0	22

Total Over the Counter	$2,713	$185	$366	$3,264	$(5,156)	$(765)	$(1,662)	$(7,583)

(p)

Securities with an aggregate market value of $3,520 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	31

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$35	$35
Futures	0	0	0	0	268	268
Swap Agreements	0	9	0	0	363	372

	$0	$9	$0	$0	$666	$675

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,713	$0	$2,713
Purchased Options	0	0	0	41	144	185
Swap Agreements	0	0	0	31	335	366

	$0	$0	$0	$2,785	$479	$3,264

	$0	$9	$0	$2,785	$1,145	$3,939

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$91	$91
Swap Agreements	0	143	0	0	205	348

	$0	$143	$0	$0	$296	$439

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,156	$0	$5,156
Written Options	0	52	0	45	668	765
Swap Agreements	0	395	0	0	1,267	1,662

	$0	$447	$0	$5,201	$1,935	$7,583

	$0	$590	$0	$5,201	$2,231	$8,022

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$67	$67
Written Options	0	0	0	0	15	15
Futures	0	0	0	0	(1,337)	(1,337)
Swap Agreements	0	(1,730)	0	0	(1,226)	(2,956)

	$0	$(1,730)	$0	$0	$(2,481)	$(4,211)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$465	$0	$465
Purchased Options	0	0	0	3	(90)	(87)
Written Options	0	25	0	77	267	369
Swap Agreements	0	(66)	0	(111)	2,043	1,866

	$0	$(41)	$0	$434	$2,220	$2,613

	$0	$(1,771)	$0	$434	$(261)	$(1,598)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$28	$28
Written Options	0	0	0	0	(20)	(20)
Futures	0	0	0	0	831	831
Swap Agreements	0	1,169	0	0	(1,190)	(21)

	$0	$1,169	$0	$0	$(351)	$818

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(749)	$0	$(749)
Purchased Options	0	0	0	(31)	(666)	(697)
Written Options	0	(6)	0	(68)	330	256
Swap Agreements	0	3	0	(146)	(877)	(1,020)

	$0	$(3)	$0	$(994)	$(1,213)	$(2,210)

	$0	$1,166	$0	$(994)	$(1,564)	$(1,392)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$35	$0	$35
Sovereign Issues	0	159	0	159
Australia
Asset-Backed Securities	0	218	0	218
Corporate Bonds & Notes	0	313	0	313
Non-Agency Mortgage-Backed Securities	0	1,813	0	1,813
Sovereign Issues	0	9,023	0	9,023
Brazil
Corporate Bonds & Notes	0	1,981	0	1,981
Canada
Corporate Bonds & Notes	0	1,914	0	1,914
Non-Agency Mortgage-Backed Securities	0	1,648	0	1,648
Sovereign Issues	0	4,295	0	4,295
Cayman Islands
Asset-Backed Securities	0	11,608	0	11,608
Corporate Bonds & Notes	0	8,070	0	8,070
China
Sovereign Issues	0	57,391	0	57,391
Denmark
Corporate Bonds & Notes	0	29,139	0	29,139
Finland
Sovereign Issues	0	6,350	0	6,350
France
Sovereign Issues	0	14,160	0	14,160

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Germany
Corporate Bonds & Notes	$0	$9,133	$0	$9,133
Guernsey, Channel Islands
Corporate Bonds & Notes	0	862	0	862
India
Corporate Bonds & Notes	0	664	0	664
Ireland
Asset-Backed Securities	0	4,953	0	4,953
Corporate Bonds & Notes	0	1,421	0	1,421
Israel
Sovereign Issues	0	1,880	0	1,880
Italy
Corporate Bonds & Notes	0	5,468	0	5,468
Sovereign Issues	0	10,432	0	10,432
Japan
Corporate Bonds & Notes	0	10,359	0	10,359
Sovereign Issues	0	75,278	0	75,278
Kuwait
Sovereign Issues	0	3,131	0	3,131
Lithuania
Sovereign Issues	0	1,758	0	1,758
Luxembourg
Corporate Bonds & Notes	0	1,801	0	1,801
Malaysia
Corporate Bonds & Notes	0	864	0	864
Sovereign Issues	0	2,824	0	2,824

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	33

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

June 30, 2020 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Mexico
Sovereign Issues	$0	$545	$0	$545
Multinational
Corporate Bonds & Notes	0	710	0	710
Netherlands
Asset-Backed Securities	0	1,848	0	1,848
Corporate Bonds & Notes	0	4,348	0	4,348
Preferred Securities	0	180	0	180
Norway
Corporate Bonds & Notes	0	539	0	539
Peru
Corporate Bonds & Notes	0	552	0	552
Sovereign Issues	0	3,716	0	3,716
Poland
Sovereign Issues	0	1,735	0	1,735
Qatar
Sovereign Issues	0	10,392	0	10,392
Saudi Arabia
Corporate Bonds & Notes	0	409	0	409
Sovereign Issues	0	7,045	0	7,045
Singapore
Corporate Bonds & Notes	0	2,856	0	2,856
Slovenia
Sovereign Issues	0	1,637	0	1,637
South Africa
Sovereign Issues	0	475	0	475
South Korea
Corporate Bonds & Notes	0	402	0	402
Sovereign Issues	0	11,453	0	11,453
Spain
Corporate Bonds & Notes	0	659	0	659
Preferred Securities	0	1,809	0	1,809
Sovereign Issues	0	22,745	0	22,745
Supranational
Corporate Bonds & Notes	0	618	0	618
Sweden
Corporate Bonds & Notes	0	311	0	311
Switzerland
Corporate Bonds & Notes	0	3,456	0	3,456
United Arab Emirates
Corporate Bonds & Notes	0	206	0	206
Sovereign Issues	0	2,301	0	2,301
United Kingdom
Corporate Bonds & Notes	0	44,314	0	44,314
Non-Agency Mortgage-Backed Securities	0	24,048	0	24,048
Preferred Securities	0	186	0	186
Sovereign Issues	0	9,315	0	9,315

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
United States
Asset-Backed Securities	$0	$36,691	$0	$36,691
Corporate Bonds & Notes	0	55,767	0	55,767
Loan Participations and Assignments	0	919	0	919
Non-Agency Mortgage-Backed Securities	0	9,740	0	9,740
Preferred Securities	0	1,465	0	1,465
U.S. Government Agencies	0	248,605	0	248,605
U.S. Treasury Obligations	0	43,680	0	43,680
Short-Term Instruments
Repurchase Agreements	0	5,529	0	5,529
Argentina Treasury Bills	0	13	0	13
U.S. Treasury Bills	0	1,361	0	1,361

	$0	$841,525	$0	$841,525

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,325	$0	$0	$2,325

Total Investments	$2,325	$841,525	$0	$843,850

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(6,468)	$0	$(6,468)
United States
U.S. Government Agencies	0	(34,347)	0	(34,347)

	$0	$(40,815)	$0	$(40,815)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	303	363	0	666
Over the counter	0	3,264	0	3,264

	$303	$3,627	$0	$3,930

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(91)	(348)	0	(439)
Over the counter	(3)	(7,580)	0	(7,583)

	$(94)	$(7,928)	$0	$(8,022)

Total Financial Derivative Instruments	$209	$(4,301)	$0	$(4,092)

Totals	$2,534	$796,409	$0	$798,943

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

34	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2020 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	JUNE 30, 2020	35

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be

SEMIANNUAL REPORT	JUNE 30, 2020	37

Notes to Financial Statements (Cont.)

valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are

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observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies

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Notes to Financial Statements (Cont.)

advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$28,888	$176	$(28,379)	$(458)	$70	$297	$176	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$5,797	$54,609	$(58,380)	$2	$0	$2,028	$9	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the

Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

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The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs

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Notes to Financial Statements (Cont.)

may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

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When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any

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Notes to Financial Statements (Cont.)

dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange.

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The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the

Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

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Notes to Financial Statements (Cont.)

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement,

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undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an

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Notes to Financial Statements (Cont.)

agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

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Notes to Financial Statements (Cont.)

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the

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counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from

SEMIANNUAL REPORT	JUNE 30, 2020	51

Notes to Financial Statements (Cont.)

the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived

52	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$5,863	$3,521

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$1,730,747	$1,652,518	$100,250	$76,296

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2020	53

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,261	$14,007	136	$1,528

Administrative Class	1,148	12,950	2,408	26,931

Advisor Class	1,638	18,287	2,150	24,104
Issued as reinvestment of distributions

Institutional Class	85	915	20	216

Administrative Class	376	4,080	182	2,042

Advisor Class	2,285	24,772	969	10,887
Cost of shares redeemed

Institutional Class	(146)	(1,593)	(41)	(464)

Administrative Class	(1,866)	(20,721)	(2,817)	(31,592)

Advisor Class	(3,923)	(43,304)	(1,983)	(22,194)

Net increase (decrease) resulting from Portfolio share transactions	858	$9,393	1,024	$11,458

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 84% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$3,812

†	A zero balance may reflect actual amounts rounding to less than one thousand.

54	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$789,720	$33,317	$(25,637)	$7,680

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2020	55

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services LLC

BOM	Bank of Montreal	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SOG	Societe Generale Paris

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.

BSN	The Bank of Nova Scotia - Toronto	IND	Crédit Agricole Corporate and Investment Bank S.A.	TDM	TD Securities (USA) LLC

CBK	Citibank N.A.	JML	JP Morgan Securities Plc	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	MBC	HSBC Bank Plc	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NOK	Norwegian Krone

AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar

BRL	Brazilian Real	HKD	Hong Kong Dollar	PEN	Peruvian New Sol

CAD	Canadian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty

CHF	Swiss Franc	ILS	Israeli Shekel	RUB	Russian Ruble

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SEK	Swedish Krona

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	USD (or $)	United States Dollar

CZK	Czech Koruna	MXN	Mexican Peso	ZAR	South African Rand

DKK	Danish Krone	MYR	Malaysian Ringgit

Exchange Abbreviations:

CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CDX.IG	Credit Derivatives Index - Investment Grade	SONIO	Sterling Overnight Interbank Average Rate

CDOR01	1 Month CDN Swap Rate	EUR003M	3 Month EUR Swap Rate	UKRPI	United Kingdom Retail Prices Index

CDOR03	3 month CDN Swap Rate	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:

ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	JIBAR	Johannesburg Interbank Agreed Rate	PRIBOR	Prague Interbank Offered Rate

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate

BBSW	Bank Bill Swap Reference Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	NCUA	National Credit Union Administration	TELBOR	Tel Aviv Inter-Bank Offered Rate

CDI	Brazil Interbank Deposit Rate	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	WIBOR	Warsaw Interbank Offered Rate

DAC	Designated Activity Company

56	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

SEMIANNUAL REPORT	JUNE 30, 2020	57

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT06SAR_063020

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2020

PIMCO International Bond Portfolio (Unhedged)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 4.30%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.43%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -4.64%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets

2	PIMCO VARIABLE INSURANCE TRUST

Bond Index (EMBI) Global (USD Hedged), returned -1.87%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.89%.

Global equities generated weak results, driven by a sharp selloff in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities recouped a portion of their losses in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the six-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned -3.08% and global equities, as represented by the MSCI World Index, returned -5.77%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -4.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.83%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -9.78%.

Commodity prices were extremely volatile and generally moved lower. When the reporting period began, Brent crude oil was approximately $66 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 6.46% versus the British pound, but the U.S. dollar fell 0.63% and 0.19% versus the yen and the euro, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2020	3

Important Information About the PIMCO International Bond Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There

4	PIMCO VARIABLE INSURANCE TRUST

remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only

Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO International Bond Portfolio (Unhedged)	04/30/08	04/30/12	04/30/08	03/31/09	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent

SEMIANNUAL REPORT	JUNE 30, 2020	5

Important Information About the PIMCO International Bond Portfolio (Unhedged) (Cont.)

twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a portfolio’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolio is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO International Bond Portfolio (Unhedged)

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown

as of June 30, 2020†§

United States	43.0%

Japan	12.3%

United Kingdom	10.0%

China	6.8%

Denmark	3.1%

Spain	2.9%

Italy	2.7%

France	2.6%

Germany	2.2%

Cayman Islands	2.1%

Ireland	1.8%

Qatar	1.8%

South Korea	1.6%

Australia	1.5%

Short-Term Instruments‡	0.5%

Other	5.1%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO International Bond Portfolio (Unhedged) Institutional Class	(2.22)%	(1.21)%	2.58%	—	0.52%
PIMCO International Bond Portfolio (Unhedged) Administrative Class	(2.29)%	(1.35)%	2.44%	2.23%	2.69%
PIMCO International Bond Portfolio (Unhedged) Advisor Class	(2.33)%	(1.45)%	2.34%	2.11%	2.74%
Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index±	0.61%	0.71%	2.89%	1.98%	1.75%	♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2008.

± Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investmentgrade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.93% for Institutional Class shares, 1.08% for Administrative Class shares, and 1.18% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Portfolio’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to duration in the U.S. contributed to relative performance, as yields decreased.

»	Underweight exposure to investment-grade corporate credit overall contributed to relative performance, as spreads widened, particularly in the first half of the reporting period.

»

A curve flattening bias in the Eurozone, mainly an overweight to the 10 year portion of the curve relative to an underweight to front-end yields (such as the 2 to 3 year portion of the curve), contributed to relative performance, as the yield curve flattened — shown by the euro swaps curve with 10 year Eurozone yields falling by more than shorter term yields.

»

Modest exposure to a basket of high-carry emerging market currencies such as the Russian ruble and Mexican peso detracted from relative performance, as these currencies depreciated relative to the U.S. dollar, particularly in the first half of the reporting period.

»

Overweight exposure to select developed market currencies like the Norwegian krone detracted from relative performance, as the currency depreciated relative to the U.S. dollar, particularly in the first half of the reporting period.

»

Overweight exposure to Dollar Block currencies such as the Australian dollar and Canadian dollar detracted from relative performance, as these currencies depreciated relative to the U.S. dollar in the first half of the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2020	7

Expense Example PIMCO International Bond Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$977.80	$4.30	$1,000.00	$1,020.37	$4.40	0.88%
Administrative Class	1,000.00	977.10	5.04	1,000.00	1,019.63	5.14	1.03
Advisor Class	1,000.00	976.70	5.52	1,000.00	1,019.14	5.64	1.13

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	JUNE 30, 2020	9

Financial Highlights PIMCO International Bond Portfolio (Unhedged)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2020 - 06/30/2020+	$10.05	$0.09	$(0.31)	$(0.22)	$(0.49)	$0.00	$0.00	$(0.49)

12/31/2019	9.58	0.21	0.47	0.68	(0.21)	0.00	0.00	(0.21)

12/31/2018	10.67	0.19	(0.60)	(0.41)	(0.51)	(0.14)	(0.03)	(0.68)

12/31/2017	9.78	0.14	0.93	1.07	(0.18)	0.00	0.00	(0.18)

12/31/2016	9.61	0.14	0.17	0.31	(0.14)	0.00	0.00	(0.14)

12/31/2015	10.53	0.17	(0.89)	(0.72)	0.00	(0.03)	(0.17)	(0.20)
Administrative Class

01/01/2020 - 06/30/2020+	10.05	0.08	(0.31)	(0.23)	(0.48)	0.00	0.00	(0.48)

12/31/2019	9.58	0.19	0.48	0.67	(0.20)	0.00	0.00	(0.20)

12/31/2018	10.67	0.18	(0.60)	(0.42)	(0.50)	(0.14)	(0.03)	(0.67)

12/31/2017	9.78	0.13	0.93	1.06	(0.17)	0.00	0.00	(0.17)

12/31/2016	9.61	0.12	0.17	0.29	(0.12)	0.00	0.00	(0.12)

12/31/2015	10.53	0.15	(0.89)	(0.74)	0.00	(0.03)	(0.15)	(0.18)
Advisor Class

01/01/2020 - 06/30/2020+	10.05	0.08	(0.32)	(0.24)	(0.47)	0.00	0.00	(0.47)

12/31/2019	9.58	0.18	0.48	0.66	(0.19)	0.00	0.00	(0.19)

12/31/2018	10.67	0.17	(0.60)	(0.43)	(0.49)	(0.14)	(0.03)	(0.66)

12/31/2017	9.78	0.12	0.93	1.05	(0.16)	0.00	0.00	(0.16)

12/31/2016	9.61	0.11	0.17	0.28	(0.11)	0.00	0.00	(0.11)

12/31/2015	10.53	0.14	(0.89)	(0.75)	0.00	(0.03)	(0.14)	(0.17)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.34	(2.22)%	$10	0.88	%*	0.88	%*	0.75	%*	0.75	%*	1.88	%*	243%

10.05	7.17	11	0.93		0.93		0.75		0.75		2.10		299

9.58	(3.85)	10	0.87		0.87		0.75		0.75		1.85		197

10.67	10.96	10	0.84		0.84		0.75		0.75		1.37		216

9.78	3.15	9	0.80		0.80		0.75		0.75		1.34		419

9.61	(6.90)	9	0.76		0.76		0.75		0.75		1.72		325

9.34	(2.29)	7,762	1.03	*	1.03	*	0.90	*	0.90	*	1.73	*	243

10.05	7.02	9,826	1.08		1.08		0.90		0.90		1.95		299

9.58	(3.97)	9,420	1.02		1.02		0.90		0.90		1.72		197

10.67	10.83	8,468	0.99		0.99		0.90		0.90		1.26		216

9.78	3.00	7,731	0.95		0.95		0.90		0.90		1.19		419

9.61	(7.07)	9,790	0.91		0.91		0.90		0.90		1.54		325

9.34	(2.33)	18,159	1.13	*	1.13	*	1.00	*	1.00	*	1.62	*	243

10.05	6.92	19,624	1.18		1.18		1.00		1.00		1.85		299

9.58	(4.07)	20,278	1.12		1.12		1.00		1.00		1.61		197

10.67	10.72	22,498	1.09		1.09		1.00		1.00		1.14		216

9.78	2.90	22,506	1.05		1.05		1.00		1.00		1.08		419

9.61	(7.17)	24,232	1.01		1.01		1.00		1.00		1.44		325

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	11

Statement of Assets and Liabilities PIMCO International Bond Portfolio (Unhedged)

June 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$38,319
Investments in Affiliates	25
Financial Derivative Instruments
Exchange-traded or centrally cleared	33
Over the counter	599
Deposits with counterparty	512
Foreign currency, at value	201
Receivable for investments sold	916
Receivable for investments sold on a delayed-delivery basis	3
Receivable for TBA investments sold	17,706
Receivable for Portfolio shares sold	18
Interest and/or dividends receivable	212
Other assets	1
Total Assets	58,545

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$4,230
Payable for short sales	2,862
Financial Derivative Instruments
Exchange-traded or centrally cleared	16
Over the counter	433
Payable for investments purchased	1,052
Payable for investments purchased on a delayed-delivery basis	3
Payable for TBA investments purchased	23,966
Payable for Portfolio shares redeemed	31
Accrued investment advisory fees	5
Accrued supervisory and administrative fees	11
Accrued distribution fees	4
Accrued servicing fees	1
Total Liabilities	32,614

Net Assets	$25,931

Net Assets Consist of:

Paid in capital	$26,808
Distributable earnings (accumulated loss)	(877)

Net Assets	$25,931

Net Assets:

Institutional Class	$10
Administrative Class	7,762
Advisor Class	18,159

Shares Issued and Outstanding:

Institutional Class	1
Administrative Class	831
Advisor Class	1,946

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.34
Administrative Class	9.34
Advisor Class	9.34

Cost of investments in securities	$37,247
Cost of investments in Affiliates	$25
Cost of foreign currency held	$206
Proceeds received on short sales	$2,856
Cost or premiums of financial derivative instruments, net	$7

* Includes repurchase agreements of:	$151

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO International Bond Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)

Investment Income:

Interest, net of foreign taxes*	$369
Dividends from Investments in Affiliates	2
Total Income	371

Expenses:

Investment advisory fees	34
Supervisory and administrative fees	67
Servicing fees - Administrative Class	7
Distribution and/or servicing fees - Advisor Class	23
Interest expense	17
Total Expenses	148
Waiver and/or Reimbursement by PIMCO	(0)
Net Expenses	148

Net Investment Income (Loss)	223

Net Realized Gain (Loss):

Investments in securities	236
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(312)
Over the counter financial derivative instruments	(513)
Short sales	(32)
Foreign currency	(87)

Net Realized Gain (Loss)	(709)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(29)
Exchange-traded or centrally cleared financial derivative instruments	116
Over the counter financial derivative instruments	(362)
Short sales	2
Foreign currency assets and liabilities	(73)

Net Change in Unrealized Appreciation (Depreciation)	(346)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(832)

* Foreign tax withholdings	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	13

Statements of Changes in Net Assets PIMCO International Bond Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$223	$560
Net realized gain (loss)	(709)	(262)
Net change in unrealized appreciation (depreciation)	(346)	1,679

Net Increase (Decrease) in Net Assets Resulting from Operations	(832)	1,977

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1)	(0)
Administrative Class	(411)	(201)
Advisor Class	(888)	(375)

Total Distributions(a)	(1,300)	(576)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(1,398)	(1,648)

Total Increase (Decrease) in Net Assets	(3,530)	(247)

Net Assets:

Beginning of period	29,461	29,708
End of period	$25,931	$29,461

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO International Bond Portfolio (Unhedged)

June 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 147.8%

ARGENTINA 0.0%

CORPORATE BONDS & NOTES 0.0%

YPF S.A.
33.088% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	250	$2

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
26.415% (BADLARPP + 2.000%) due 04/03/2022 ~		480	4

Autonomous City of Buenos Aires Argentina
29.825% (BADLARPP + 5.000%) due 01/23/2022 ~		30	0

Provincia de Buenos Aires
28.192% due 04/12/2025		100	1

			5

Total Argentina (Cost $31)			7

AUSTRALIA 2.3%

CORPORATE BONDS & NOTES 0.8%

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$100	104

Woodside Finance Ltd.
4.600% due 05/10/2021		100	102

			206

SOVEREIGN ISSUES 1.5%

New South Wales Treasury Corp.
2.000% due 03/20/2031	AUD	70	51
3.000% due 02/20/2030		50	40

Queensland Treasury Corp.
1.750% due 08/21/2031		20	14
3.500% due 08/21/2030 (g)		150	125

Treasury Corp. of Victoria
1.500% due 11/20/2030 (g)		200	140
4.250% due 12/20/2032		20	18

			388

Total Australia (Cost $576)			594

BRAZIL 0.5%

CORPORATE BONDS & NOTES 0.5%

Petrobras Global Finance BV
5.093% due 01/15/2030		$104	104
6.125% due 01/17/2022		34	35

Total Brazil (Cost $143)			139

CANADA 0.7%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Canadian Mortgage Pools
0.825% (CDOR01 + 0.300%) due 07/01/2020 ~	CAD	20	14

SOVEREIGN ISSUES 0.6%

Province of Ontario
2.600% due 06/02/2027		200	162

Total Canada (Cost $172)			176

CAYMAN ISLANDS 3.1%

ASSET-BACKED SECURITIES 1.5%

Crown Point CLO Ltd.
2.305% due 10/20/2028 •		$99	98

Dryden Senior Loan Fund
2.119% due 10/15/2027 •		97	97

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Monarch Grove CLO
1.871% due 01/25/2028 •		$90	$88

Zais CLO Ltd.
2.369% due 04/15/2028 •		99	98

			381

CORPORATE BONDS & NOTES 1.6%

QNB Finance Ltd.
1.713% (US0003M + 1.350%) due 05/31/2021 ~		200	201

Sands China Ltd.
5.400% due 08/08/2028		200	222

			423

Total Cayman Islands (Cost $786)			804

CHINA 10.1%

SOVEREIGN ISSUES 10.1%

China Development Bank
3.430% due 01/14/2027	CNY	1,000	142
3.500% due 08/13/2026		2,000	286
3.680% due 02/26/2026		2,700	390
4.040% due 04/10/2027		600	88
4.040% due 07/06/2028		1,000	148
4.240% due 08/24/2027		8,800	1,312
4.880% due 02/09/2028		1,000	156

China Government Bond
2.740% due 08/04/2026		600	85

Total China (Cost $2,622)			2,607

DENMARK 4.6%

CORPORATE BONDS & NOTES 4.6%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	1,089	162
1.500% due 10/01/2050		364	56

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		2,499	372
2.500% due 10/01/2037		23	4
3.000% due 10/01/2047		12	2

Nykredit Realkredit A/S
1.000% due 10/01/2050		2,695	401
1.500% due 10/01/2050		1,048	161
2.500% due 10/01/2036		24	4
2.500% due 10/01/2047		19	3

Realkredit Danmark A/S
2.000% due 10/01/2050		100	16
2.500% due 04/01/2036		25	4
2.500% due 04/01/2047		15	2
3.000% due 07/01/2046		10	2

Total Denmark (Cost $1,173)			1,189

FINLAND 1.4%

SOVEREIGN ISSUES 1.4%

Finland Government Bond
0.500% due 04/15/2026 (g)	EUR	300	357

Total Finland (Cost $347)			357

FRANCE 3.8%

SOVEREIGN ISSUES 3.8%

France Government International Bond
2.000% due 05/25/2048 (g)	EUR	400	623
3.250% due 05/25/2045 (g)		200	373

Total France (Cost $707)			996

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 3.2%

CORPORATE BONDS & NOTES 3.2%

Deutsche Bank AG
2.625% due 02/12/2026	EUR	100	$118
2.700% due 07/13/2020		$100	100
4.250% due 10/14/2021		200	205

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	100	112

Kreditanstalt fuer Wiederaufbau
6.000% due 08/20/2020	AUD	100	70

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	100	112
1.875% due 01/31/2024		100	115

Total Germany (Cost $865)			832

IRELAND 2.7%

ASSET-BACKED SECURITIES 2.1%

ALME Loan Funding DAC
0.750% due 01/15/2031 •	EUR	250	277

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •		250	277

			554

SOVEREIGN ISSUES 0.6%

Ireland Government International Bond
5.400% due 03/13/2025 (g)		100	143

Total Ireland (Cost $684)			697

ITALY 4.0%

CORPORATE BONDS & NOTES 0.9%

Banca Carige SpA
1.218% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	100	113
1.539% due 10/25/2021 •		100	113

			226

SOVEREIGN ISSUES 3.1%

Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024 (g)		200	234
2.100% due 07/15/2026 (g)		100	121
2.450% due 09/01/2050		30	35
2.500% due 11/15/2025 (g)		100	123
2.950% due 09/01/2038 (g)		100	131

Italy Government International Bond
6.000% due 08/04/2028	GBP	100	154

			798

Total Italy (Cost $987)			1,024

JAPAN 18.2%

CORPORATE BONDS & NOTES 1.6%

Central Nippon Expressway Co. Ltd.
1.014% (US0003M + 0.540%) due 08/04/2020 ~		$200	200

Sumitomo Mitsui Financial Group, Inc.
1.993% (US0003M + 1.680%) due 03/09/2021 ~		200	202

			402

SOVEREIGN ISSUES 16.6%

Japan Government International Bond
0.100% due 03/10/2028 (c)	JPY	30,298	280
0.100% due 03/20/2029		150,000	1,404
0.100% due 06/20/2029		40,000	374
0.100% due 03/20/2030		30,000	280
0.300% due 06/20/2046		35,000	306
0.500% due 09/20/2046		53,000	488

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	15

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.700% due 12/20/2048	JPY	32,400	$310
1.200% due 09/20/2035		52,650	555
1.300% due 06/20/2035		30,000	320

			4,317

Total Japan (Cost $4,737)			4,719

JERSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%

Heathrow Funding Ltd.
4.875% due 07/15/2023		$100	103

Total Jersey, Channel Islands (Cost $103)			103

KUWAIT 0.9%

SOVEREIGN ISSUES 0.9%

Kuwait International Government Bond
3.500% due 03/20/2027		$200	224

Total Kuwait (Cost $199)			224

MALAYSIA 0.6%

SOVEREIGN ISSUES 0.6%

Malaysia Government International Bond
3.502% due 05/31/2027	MYR	100	25
3.733% due 06/15/2028		100	25
3.955% due 09/15/2025		100	25

Malaysia Government Investment Issue
3.655% due 10/15/2024		100	24
4.130% due 07/09/2029		100	25
4.369% due 10/31/2028		100	26

Total Malaysia (Cost $148)			150

PERU 0.8%

SOVEREIGN ISSUES 0.8%

Peru Government International Bond
5.350% due 08/12/2040	PEN	100	28
5.940% due 02/12/2029		73	24
6.350% due 08/12/2028		400	134
6.950% due 08/12/2031		79	27

Total Peru (Cost $206)			213

POLAND 0.4%

SOVEREIGN ISSUES 0.4%

Poland Government International Bond
2.250% due 04/25/2022	PLN	400	105

Total Poland (Cost $101)			105

QATAR 2.6%

SOVEREIGN ISSUES 2.6%

Qatar Government International Bond
3.875% due 04/23/2023		$200	215
4.000% due 03/14/2029		200	231
4.500% due 04/23/2028		200	236

Total Qatar (Cost $600)			682

RUSSIA 0.2%

SOVEREIGN ISSUES 0.2%

Russia Government International Bond
7.650% due 04/10/2030	RUB	3,700	59

Total Russia (Cost $58)			59

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SAUDI ARABIA 0.8%

SOVEREIGN ISSUES 0.8%

Saudi Government International Bond
2.375% due 10/26/2021		$200	$203

Total Saudi Arabia (Cost $199)			203

SOUTH KOREA 2.4%

SOVEREIGN ISSUES 2.4%

Korea Government International Bond
2.125% due 06/10/2027	KRW	65,000	57
2.375% due 12/10/2027		80,000	72
2.375% due 12/10/2028		330,000	297
2.625% due 06/10/2028		130,000	119
5.500% due 03/10/2028		80,000	87

Total South Korea (Cost $643)			632

		SHARES
SPAIN 4.3%

PREFERRED SECURITIES 0.4%

Banco Santander S.A.
6.250% due 09/11/2021 •(d)(e)		100,000	108

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 3.9%

Spain Government International Bond
0.250% due 07/30/2024 (g)	EUR	100	115
1.250% due 10/31/2030 (g)		200	242
1.400% due 07/30/2028 (g)		400	492
2.900% due 10/31/2046 (g)		100	156

			1,005

Total Spain (Cost $1,058)			1,113

UNITED ARAB EMIRATES 0.8%

SOVEREIGN ISSUES 0.8%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$200	207

Total United Arab Emirates (Cost $200)			207

UNITED KINGDOM 14.8%

CORPORATE BONDS & NOTES 8.8%

Barclays PLC
3.932% due 05/07/2025 •		$200	216

BG Energy Capital PLC
4.000% due 10/15/2021		200	207

HSBC Holdings PLC
4.041% due 03/13/2028 •		200	221
6.750% due 09/11/2028	GBP	50	80

Lloyds Bank PLC
4.875% due 03/30/2027		100	157

Lloyds Banking Group PLC
3.900% due 03/12/2024		$200	219

Marks & Spencer PLC
3.000% due 12/08/2023	GBP	100	125

Nationwide Building Society
4.363% due 08/01/2024 •		$200	217

Natwest Markets PLC
0.625% due 03/02/2022	EUR	100	112

Royal Bank of Scotland Group PLC
5.076% due 01/27/2030 •		$200	240
7.500% due 08/10/2020 •(d)(e)		200	201

Santander UK Group Holdings PLC
3.571% due 01/10/2023		200	208

Tesco Property Finance PLC
5.744% due 04/13/2040	GBP	48	80

			2,283

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 4.3%

Brunel Residential Mortgage Securitisation PLC
0.886% due 01/13/2039 •	GBP	77	$96

Eurosail PLC
0.000% due 12/10/2044 •	EUR	15	17
0.000% due 03/13/2045 •		22	24
0.353% due 03/13/2045 •	GBP	44	53

Hawksmoor Mortgages
1.287% due 05/25/2053 •		224	278

Kensington Mortgage Securities PLC
0.000% due 06/14/2040 •	EUR	29	31

Mansard Mortgages PLC
0.843% due 12/15/2049 •	GBP	76	91

Newgate Funding PLC
1.193% due 12/15/2050 •		114	131

Ripon Mortgages PLC
1.056% due 08/20/2056 •		69	85

RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	87	92
0.368% due 06/12/2044 •	GBP	101	118

Silverstone Master Issuer PLC
1.235% due 01/21/2070 •		73	91

			1,107

SOVEREIGN ISSUES 1.7%

United Kingdom Gilt
1.750% due 01/22/2049		100	160
3.250% due 01/22/2044 (g)		150	292

			452

Total United Kingdom (Cost $3,769)			3,842

UNITED STATES 63.6%

ASSET-BACKED SECURITIES 6.3%

Citigroup Mortgage Loan Trust, Inc.
0.445% due 06/25/2037 •		$200	188

Countrywide Asset-Backed Certificates
0.325% due 07/25/2037 •		22	19
0.405% due 06/25/2047 •		300	279
0.425% due 04/25/2037 •		43	34

Countrywide Asset-Backed Certificates Trust
0.845% due 08/25/2035 •		155	149

DT Auto Owner Trust
1.140% due 01/16/2024		100	100

Renaissance Home Equity Loan Trust
2.735% due 12/25/2032 •		49	49

Saxon Asset Securities Trust
1.935% due 12/25/2037 •		61	56

SG Mortgage Securities Trust
0.335% due 10/25/2036 •		200	181

Structured Asset Investment Loan Trust
1.910% due 10/25/2034 •		116	111

Structured Asset Securities Corp. Mortgage Loan Trust
0.320% due 07/25/2036 •		12	11

Terwin Mortgage Trust
1.125% due 11/25/2033 •		2	2

Towd Point Mortgage Trust
1.185% due 05/25/2058 •		66	66
2.900% due 10/25/2059 ~		271	285

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		100	107

			1,637

CORPORATE BONDS & NOTES 8.9%

AT&T, Inc.
1.498% (US0003M + 1.180%) due 06/12/2024 ~		100	100
2.169% (US0003M + 0.950%) due 07/15/2021 ~		100	101

Becton Dickinson and Co.
3.250% due 11/12/2020		29	29

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Campbell Soup Co.
3.300% due 03/15/2021		$100	$102

Charles Schwab Corp.
5.375% due 06/01/2025 •(d)		100	107

CNH Industrial Capital LLC
4.875% due 04/01/2021		100	103

Dell International LLC
4.420% due 06/15/2021		100	103

Energy Transfer Operating LP
4.650% due 06/01/2021		100	102

ERAC USA Finance LLC
2.600% due 12/01/2021		100	101

General Electric Co.
6.250% due 09/29/2020	GBP	100	125

General Motors Financial Co., Inc.
2.170% (US0003M + 0.850%) due 04/09/2021 ~		$100	99

Komatsu Finance America, Inc.
2.118% due 09/11/2020		200	201

Mid-America Apartments LP
4.200% due 06/15/2028		100	116

MUFG Americas Holdings Corp.
3.000% due 02/10/2025		80	85

Nissan Motor Acceptance Corp.
0.996% due 09/28/2022 •		100	93

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		100	109

Raytheon Technologies Corp.
2.800% due 03/15/2022		100	103

Springleaf Finance Corp.
8.250% due 12/15/2020		100	103

Time Warner Cable LLC
4.125% due 02/15/2021		100	101

Verizon Communications, Inc.
2.625% due 08/15/2026		100	109

Zimmer Biomet Holdings, Inc.
1.066% (US0003M + 0.750%) due 03/19/2021 ~		100	100
3.550% due 04/01/2025		100	109

			2,301

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Charter Communications Operating LLC
1.930% (LIBOR03M + 1.750%) due 02/01/2027 ~		96	93

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.5%

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^		75	77

Bear Stearns ALT-A Trust
3.717% due 11/25/2036 ^~		68	45

Chase Mortgage Finance Trust
3.386% due 07/25/2037 ~		3	3

Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035 •		3	3

Commercial Mortgage Trust
1.845% due 07/10/2046 ~(a)		30	0

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~		137	108

Countrywide Alternative Loan Trust
0.885% due 05/25/2036 •		240	105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
6.500% due 11/25/2047	$54	$41

DBUBS Mortgage Trust
0.381% due 11/10/2046 ~(a)	200	0
0.874% due 11/10/2046 ~(a)	84	0

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.375% due 08/25/2047 •	110	92

First Horizon Mortgage Pass-Through Trust
3.844% due 05/25/2037 ^~	16	10

GSR Mortgage Loan Trust
3.842% due 11/25/2035 ~	35	35

HarborView Mortgage Loan Trust
0.754% due 02/19/2036 •	183	139

Impac CMB Trust
0.905% due 10/25/2034 •	44	43

IndyMac Mortgage Loan Trust
0.665% due 07/25/2035 •	14	13

JPMorgan Alternative Loan Trust
3.824% due 12/25/2035 ^~	43	36

JPMorgan Chase Commercial Mortgage Securities Trust
4.070% due 11/15/2043	89	89

JPMorgan Mortgage Trust
3.490% due 02/25/2036 ^~	9	7

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.045% due 08/15/2032 •	18	17

Merrill Lynch Mortgage Investors Trust
3.738% due 02/25/2035 ~	5	5

Morgan Stanley Bank of America Merrill Lynch Trust
1.110% due 12/15/2048 ~(a)	277	5

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	96	101

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	92	97

Structured Asset Securities Corp.
0.465% due 01/25/2036 •	15	13

Thornburg Mortgage Securities Trust
1.815% due 06/25/2047 ^•	8	7

WaMu Mortgage Pass-Through Certificates Trust
3.618% due 03/25/2035 ~	33	33
3.824% due 09/25/2036 ~	9	8
3.838% due 03/25/2034 ~	38	38

		1,170

	SHARES
PREFERRED SECURITIES 0.2%

Bank of America Corp.
5.875% due 03/15/2028 •(d)	50,000	51

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 35.8%

Fannie Mae
3.500% due 01/01/2059	90	98

Freddie Mac
0.720% due 01/15/2038 •	33	33
0.785% due 12/15/2037 •	3	3
3.390% due 01/15/2038 ~(a)	33	2

NCUA Guaranteed Notes
0.734% due 12/08/2020 •	63	63

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Small Business Administration
5.980% due 05/01/2022		$5	$5

Uniform Mortgage-Backed Security
3.000% due 10/01/2049 - 03/01/2050		197	210

Uniform Mortgage-Backed Security, TBA
2.000% due 09/01/2050		500	509
2.500% due 07/01/2050 - 09/01/2050		5,200	5,401
3.500% due 08/01/2050		1,400	1,473
4.000% due 08/01/2050		1,100	1,166
4.500% due 07/01/2050		300	322

			9,285

U.S. TREASURY OBLIGATIONS 7.5%

U.S. Treasury Inflation Protected Securities (c)
0.375% due 07/15/2025		108	116
0.500% due 01/15/2028 (g)(j)		728	798
2.500% due 01/15/2029		119	153

U.S. Treasury Notes
1.625% due 08/15/2029		200	218
1.750% due 11/15/2029		200	221
2.875% due 04/30/2025 (g)		400	450

			1,956

Total United States (Cost $15,980)			16,493

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (f) 0.6%
			151

ARGENTINA TREASURY BILLS 0.0%
30.365% due 08/28/2020 ~	ARS	132	1

Total Short-Term Instruments (Cost $153)			152

Total Investments in Securities (Cost $37,247)			38,319

		SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short Asset Portfolio		1,438	14

PIMCO Short-Term Floating NAV Portfolio III		1,084	11

Total Short-Term Instruments (Cost $25)			25

Total Investments in Affiliates (Cost $25)			25

Total Investments 147.9% (Cost $37,272)			$38,344

Financial Derivative Instruments (h)(i) 0.7% (Cost or Premiums, net $7)			183

Other Assets and Liabilities, net (48.6)%			(12,596)

Net Assets 100.0%			$25,931

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	17

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$151	U.S. Treasury Notes 1.875% due 04/30/2022	$(154)	$151	$151

Total Repurchase Agreements						$(154)	$151	$151

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BPS	(0.410)%	05/27/2020	08/20/2020	EUR	(1,174)	$(1,318)
	(0.400)	06/10/2020	08/20/2020		(106)	(119)
	(0.380)	05/27/2020	08/20/2020		(986)	(1,108)
	(0.380)	07/01/2020	08/20/2020		(108)	(121)
CEW	0.240	05/19/2020	08/12/2020	GBP	(158)	(196)
IND	0.200	05/19/2020	08/19/2020		$(536)	(536)
	0.200	06/12/2020	07/13/2020		(449)	(449)
JML	(0.320)	05/27/2020	08/20/2020	EUR	(128)	(144)
	(0.250)	04/07/2020	08/20/2020		(213)	(239)

Total Reverse Repurchase Agreements						$(4,230)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
Canada (0.9)%
Sovereign Issues (0.9)%
Canada Government International Bond	2.750%	12/01/2048	CAD	234	$(247)	$(248)
United States (10.1)%
U.S. Government Agencies (10.1)%
Uniform Mortgage-Backed Security, TBA	2.500%	08/01/2050	$	1,200	(1,245)	(1,248)
Uniform Mortgage-Backed Security, TBA	3.000	08/01/2050		400	(421)	(421)
Uniform Mortgage-Backed Security, TBA	3.000	09/01/2050		900	(943)	(945)

Total United States					(2,609)	(2,614)

Total Short Sales (11.0)%					$(2,856)	$(2,862)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$0	$(2,666)	$0	$0	$(2,666)	$2,599	$(67)
CEW	0	(196)	0	0	(196)	195	(1)
FICC	151	0	0	0	151	(154)	(3)
IND	0	(985)	0	0	(985)	1,020	35
JML	0	(383)	0	0	(383)	389	6

Master Securities Forward Transaction Agreement
TDM	0	0	0	(248)	(248)	0	(248)

Total Borrowings and Other Financing Transactions	$151	$(4,230)	$0	$(248)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(3,124)	$0	$(3,124)
U.S. Treasury Obligations	0	(449)	(536)	0	(985)

Total Borrowings	$0	$(449)	$(3,660)	$0	$(4,109)

Payable for reverse repurchase agreements(4)					$(4,109)

(g)	Securities with an aggregate market value of $4,202 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(4,653) at a weighted average interest rate of 0.069%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for short sales includes $1 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(121) is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note August 2020 Futures	$ 107.000	07/24/2020	6	$6	$0	$0
Call - CBOT U.S. Treasury 10-Year Note September 2020 Futures	175.000	08/21/2020	7	7	0	0
Call - CME 90-Day Eurodollar June 2022 Futures	99.750	06/13/2022	2	5	0	1
Call - CME 90-Day Eurodollar March 2022 Futures	99.750	03/14/2022	1	3	0	1
Call - MSE Canada Government 10-Year Bond September 2020 Futures	CAD 189.000	08/21/2020	5	5	0	0

Total Purchased Options					$0	$2

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note September Futures	09/2020	12	$969	$0	$0	$0
Call Options Strike @ EUR 116.000 on Euro-Schatz Bond September 2020 Futures(1)	08/2020	24	0	0	0	0
Call Options Strike @ EUR 194.000 on Euro-Bund 10-Year Bond September 2020 Futures(1)	08/2020	5	0	0	0	0
Call Options Strike @ EUR 200.000 on Euro-OAT France Government 10-Year Bond September 2020 Futures(1)	08/2020	3	0	0	0	0
Call Options Strike @ GBP 175.000 United Kingdom Gilt September 2020 Futures(1)	08/2020	1	0	0	0	0
Euro-Bobl September Futures	09/2020	2	303	1	0	0
Euro-BTP Italy Government Bond September Futures	09/2020	13	2,101	26	8	(2)
Euro-Buxl 30-Year Bond September Futures	09/2020	1	247	3	0	(1)
Put Options Strike @ EUR 127.000 on Euro-Bund September 2020 Futures(1)	08/2020	2	0	0	0	0
Put Options Strike @ EUR 85.000 on Euro-BTP Italy Government Bond September 2020 Futures(1)	08/2020	6	0	0	0	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2020	1	218	5	0	(1)

				$35	$8	$(4)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	19

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Canada Government 10-Year Bond September Futures	09/2020	5	$(567)	$(2)	$1	$0
Euro-Bund 10-Year Bond September Futures	09/2020	5	(992)	(6)	1	0
Euro-OAT France Government 10-Year Bond September Futures	09/2020	3	(565)	(4)	0	0
Euro-Schatz September Futures	09/2020	24	(3,024)	(2)	1	0
U.S. Treasury 10-Year Note September Futures	09/2020	7	(974)	(5)	1	0
United Kingdom Long Gilt September Futures	09/2020	1	(171)	0	0	(1)

				$(19)	$4	$(1)

Total Futures Contracts				$16	$12	$(5)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Reynolds American, Inc.	(1.000)%	Quarterly	12/20/2020	0.040%	$	100	$(3)	$3	$0	$0	$0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.080	EUR	100	(3)	2	(1)	0	0

							$(6)	$5	$(1)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Exelon Generation Co. LLC	1.000%	Quarterly	06/20/2022	0.326%	$	100	$0	$1	$1	$0	$0
Tesco PLC	1.000	Quarterly	06/20/2022	0.296	EUR	100	0	2	2	0	0

							$0	$3	$3	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-33 10-Year Index	(1.000)%	Quarterly	12/20/2029	$	1,600	$4	$11	$15	$0	$(2)
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	100	(1)	1	0	0	(1)

						$3	$12	$15	$0	$(3)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$4,200	$0	$0	$0	$0	$0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	3,100	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	300	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	300	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	1,300	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	1,300	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	200	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	700	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024	600	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024	400	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029	100	0	0	0	0	0

					$0	$0	$0	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.905%	Quarterly	12/03/2039	GBP	100	$0	$(8)	$(8)	$0	$0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.270%	Semi-Annual	03/03/2022	CAD	200	$0	$2	$2	$0	$0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		100	0	1	1	0	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		400	0	6	6	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		100	(1)	4	3	0	0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		900	24	65	89	0	(1)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		500	(10)	27	17	0	(1)
Pay	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046		300	(41)	60	19	0	(1)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		100	(1)	26	25	0	(1)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		100	0	22	22	0	(1)
Pay(7)	3-Month GBP-LIBOR	1.080	Quarterly	12/03/2039	GBP	100	0	8	8	1	0
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	3,300	8	(1)	7	0	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		200	1	(3)	(2)	0	0
Pay(7)	3-Month USD-LIBOR	1.450	Semi-Annual	08/10/2021		1,100	13	0	13	0	0
Pay(7)	3-Month USD-LIBOR	1.450	Semi-Annual	08/13/2021		1,000	11	1	12	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		500	2	(12)	(10)	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		500	(7)	(10)	(17)	0	0
Receive	3-Month USD-LIBOR	1.540	Semi-Annual	02/26/2022		500	(1)	(12)	(13)	0	0
Receive(7)	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		300	0	(10)	(10)	0	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		350	0	(11)	(11)	0	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		350	0	(10)	(10)	0	0
Receive(7)	3-Month USD-LIBOR	1.360	Semi-Annual	09/17/2024		250	0	(8)	(8)	0	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		300	30	0	30	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		300	(13)	(1)	(14)	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		100	(3)	(13)	(16)	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		900	60	(183)	(123)	1	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		250	2	(23)	(21)	1	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		700	(13)	(57)	(70)	2	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		500	(2)	(66)	(68)	1	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		450	(25)	(2)	(27)	1	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		250	(46)	7	(39)	2	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	300	0	2	2	0	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030	AUD	100	(2)	(1)	(3)	0	0
Pay	6-Month CHF-LIBOR	0.530	Annual	06/30/2025	CHF	300	0	0	0	0	0
Pay	6-Month CHF-LIBOR	0.050	Annual	03/16/2026		200	(1)	8	7	0	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	800	0	4	4	0	0
Pay(7)	6-Month EUR-EURIBOR	0.339	Annual	12/11/2021	EUR	100	0	0	0	0	0
Receive(7)	6-Month EUR-EURIBOR	0.300	Annual	12/15/2022		400	(1)	0	(1)	0	0
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	12/15/2025		1,900	14	9	23	1	0
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		200	7	10	17	0	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	12/15/2030		2,150	90	15	105	3	0
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	09/16/2050		200	4	(4)	0	0	0
Receive(7)	6-Month EUR-EURIBOR	0.600	Annual	12/15/2050		230	(44)	(3)	(47)	1	0
Receive(7)	6-Month GBP-LIBOR	0.500	Semi-Annual	12/16/2030	GBP	150	(1)	(2)	(3)	0	0
Pay(7)	6-Month GBP-LIBOR	0.250	Semi-Annual	12/16/2022		500	0	1	1	1	0
Pay(7)	6-Month GBP-LIBOR	0.500	Semi-Annual	12/16/2025		900	10	5	15	1	0
Receive	6-Month GBP-LIBOR	0.500	Semi-Annual	06/17/2050		100	2	(5)	(3)	0	(1)
Pay(7)	6-Month GBP-LIBOR	0.500	Semi-Annual	12/16/2050		200	1	6	7	1	0
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024	HUF	10,900	0	1	1	0	0
Pay	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039	JPY	18,302	0	6	6	0	(1)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		2,000	0	(1)	(1)	0	0
Receive	6-Month JPY-LIBOR	0.330	Semi-Annual	11/29/2049		17,000	2	(3)	(1)	1	0
Pay	6-Month PLN-WIBOR	2.405	Annual	01/30/2029	PLN	100	0	4	4	0	0
Pay	28-Day MXN-TIIE	5.825	Lunar	01/12/2023	MXN	3,700	(17)	22	5	0	0
Pay	UKRPI	3.436	Maturity	02/15/2030		100	0	2	2	0	0
Pay	UKRPI	3.453	Maturity	02/15/2030		100	0	3	3	0	(1)

							$52	$(122)	$(70)	$18	$(8)

Total Swap Agreements							$49	$(102)	$(53)	$18	$(11)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	21

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2	$12	$19	$33	$0	$(5)	$(11)	$(16)

Cash of $512 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $1 for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2020	RUB	5,207		$75	$2	$0
	07/2020		$2,566	CHF	2,468	39	0
	07/2020		27	RUB	2,109	2	0
	07/2020		16	SEK	150	0	0
	07/2020		14	ZAR	257	1	0
	09/2020	CNH	14,345		$2,002	0	(19)
	09/2020	IDR	699,179		48	1	0
	09/2020	ILS	56		16	0	0

BPS	07/2020	BRL	76		14	0	0
	07/2020	DKK	125		18	0	(1)
	07/2020	GBP	127		162	5	0
	07/2020	RUB	5,655		82	3	0
	07/2020		$43	AUD	63	0	0
	07/2020		14	BRL	76	0	0
	07/2020		162	CAD	218	0	(1)
	07/2020		662	EUR	588	1	(3)
	08/2020	EUR	38		$43	0	0
	09/2020	CNH	1,746		243	0	(4)
	09/2020	HKD	141		18	0	0
	09/2020	IDR	14,505		1	0	0
	09/2020	MYR	649		151	0	0

BRC	09/2020		2,296		535	1	0
	09/2020		$197	HKD	1,545	2	0

CBK	07/2020	CHF	2,267		$2,395	3	0
	07/2020	EUR	66		74	0	0
	07/2020	JPY	9,700		90	0	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2020	NOK	160		$17	$0	$0
	07/2020	PEN	347		102	4	0
	07/2020	SEK	525		56	0	(1)
	07/2020		$143	CHF	135	0	0
	07/2020		229	DKK	1,514	0	(1)
	07/2020		2,075	EUR	1,867	23	0
	07/2020		27	JPY	2,900	0	0
	07/2020		868	SEK	8,336	27	0
	07/2020		4	ZAR	69	0	0
	08/2020		2,398	CHF	2,267	0	(3)
	08/2020		42	NOK	410	1	0
	08/2020		395	NZD	616	3	0
	09/2020	CNH	2,682		$376	0	(2)
	09/2020	KRW	763,725		620	0	(17)
	09/2020	PEN	171		50	2	0
	09/2020		$38	CNH	272	1	0
	10/2020	DKK	1,514		$229	1	0

DUB	07/2020	BRL	76		14	0	0
	07/2020		$14	BRL	76	0	(1)
	08/2020	BRL	76		$14	0	0

GLM	07/2020	CAD	259		191	1	0
	07/2020	DKK	7,100		1,042	0	(28)
	07/2020	MXN	922		42	2	0
	07/2020		$14	CHF	13	0	0
	07/2020		27	GBP	22	0	0
	07/2020		724	MXN	18,037	59	0
	07/2020		100	RUB	7,637	7	0
	08/2020		80	AUD	117	1	0
	09/2020	CNH	92		$13	0	0
	09/2020		$14	KRW	16,358	0	0

HUS	07/2020	AUD	420		$290	1	(1)
	07/2020	CAD	294		215	0	(2)
	07/2020	EUR	306		344	0	0
	07/2020	GBP	18		23	1	0
	07/2020	NOK	615		63	0	(1)
	07/2020	NZD	207		133	0	0
	07/2020	PEN	170		49	2	0
	07/2020		$26	AUD	38	0	0
	07/2020		2,377	CAD	3,271	32	0
	07/2020		22	CHF	21	0	0
	07/2020		197	EUR	175	0	0
	07/2020		803	GBP	648	0	0
	07/2020		2,221	NOK	21,622	27	(1)
	07/2020		265	NZD	426	10	0
	07/2020		50	SEK	460	0	(1)
	08/2020	SEK	270		$29	0	0
	08/2020		$1,143	CAD	1,563	9	0
	08/2020		624	GBP	509	7	0
	09/2020	CNY	2,701		$377	0	(4)
	09/2020	PLN	182		46	0	0
	09/2020		$292	CNH	2,097	4	0

JPM	07/2020	CAD	11		$8	0	0
	07/2020	DKK	185		28	0	0
	07/2020	EUR	29		33	0	0
	07/2020	RUB	1,524		22	1	0
	07/2020		$13	CAD	18	0	0
	07/2020		195	DKK	1,293	0	(1)
	07/2020		28	JPY	3,000	0	0
	07/2020		1,761	SEK	16,673	28	0
	07/2020		5	ZAR	95	0	0
	07/2020	ZAR	454		$26	0	0
	08/2020	RUB	1,184		17	0	0
	09/2020	IDR	261,475		18	0	0
	10/2020	DKK	753		114	1	0

MEI	09/2020		$536	MYR	2,294	0	(3)

MYI	07/2020	AUD	3,622		$2,389	0	(110)
	07/2020	CHF	234		244	0	(3)
	07/2020	DKK	120		18	0	0
	07/2020	JPY	4,600		43	0	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	23

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2020	SEK	24,809		$2,659	$0	$(4)
	07/2020		$2,472	AUD	3,721	96	0
	07/2020		490	DKK	3,276	4	(1)
	07/2020		120	EUR	106	0	(1)
	07/2020		51	JPY	5,500	0	0
	07/2020		257	NZD	397	0	(1)
	08/2020		42	CHF	40	0	0
	08/2020		2,638	SEK	24,604	4	0
	09/2020	PLN	233		$59	0	0
	09/2020		$683	IDR	10,364,581	20	0
	10/2020	DKK	3,071		$465	1	0
	06/2021		$3	EUR	2	0	0

RYL	07/2020	AUD	148		$99	0	(4)
	07/2020		$104	AUD	149	0	(1)

SCX	07/2020	AUD	3,404		$2,341	0	(8)
	07/2020	GBP	12		15	0	0
	07/2020	NOK	20,847		2,151	1	(15)
	07/2020	SEK	205		22	0	0
	07/2020		$454	JPY	49,400	3	0
	08/2020		2,306	AUD	3,351	7	0
	08/2020		2,624	EUR	2,335	1	0
	08/2020		2,071	NOK	20,082	15	0
	09/2020	HKD	1,422		$181	0	(3)

SOG	07/2020		$117	DKK	779	0	0
	10/2020	DKK	779		$118	0	0

SSB	07/2020	GBP	21		26	0	0
	07/2020	JPY	4,000		38	1	0
	07/2020		$38	CAD	51	0	0

TOR	07/2020	CAD	1,699		$1,243	0	(8)
	07/2020	JPY	1,700		16	0	0
	07/2020		$2,407	AUD	3,621	92	0
	08/2020		1,243	CAD	1,699	8	0

UAG	07/2020	CHF	37		$39	0	0
	07/2020	DKK	95		14	0	(1)
	07/2020	JPY	19,719		183	0	0
	07/2020	SEK	80		9	0	0
	07/2020		$21	GBP	17	0	0

Total Forward Foreign Currency Contracts						$568	$(255)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC AUD versus USD	$	0.480	08/27/2020	3,500	$0	$0
	Put - OTC EUR versus USD		0.960	08/27/2020	2,400	1	0
	Call - OTC USD versus CAD	CAD	1.700	07/14/2020	2,300	0	0
	Call - OTC USD versus JPY	JPY	120.000	08/27/2020	200	0	0

GLM	Call - OTC EUR versus USD	$	1.163	09/15/2020	116	1	0
	Call - OTC EUR versus USD		1.163	01/29/2021	116	2	2
	Call - OTC USD versus SEK	SEK	13.250	07/16/2020	2,600	0	0

HUS	Call - OTC USD versus CHF	CHF	1.100	07/16/2020	2,500	0	0

						$4	$2

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175%	09/15/2021	100	$4	$1

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	100	7	2

GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.860	02/26/2021	50	3	2

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	100	8	2
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	100	4	1

							$26	$8

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 07/01/2050	$64.000	07/07/2020	1,400	$0	$0

Total Purchased Options					$30	$10

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150%	08/19/2020	100	$ 0	$ 0

BPS	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	08/19/2020	100	0	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	100	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	09/16/2020	150	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.100	09/16/2020	150	(1)	(1)

DUB	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	100	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	100	0	(1)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.550	09/16/2020	100	0	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	09/16/2020	100	0	0

GST	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	08/19/2020	100	0	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	100	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	09/16/2020	100	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.100	09/16/2020	100	0	0

JPM	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	100	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	100	(1)	0

						$ (2)	$ (2)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC EUR versus USD	$1.105	09/15/2020	116	$(1)	$(1)
	Put - OTC EUR versus USD	1.093	01/29/2021	116	(1)	(1)

					$(2)	$(2)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	800	$(4)	$0

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	800	(7)	0

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	08/06/2020	1,100	(2)	(13)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	08/11/2020	1,000	(1)	(12)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.780	02/26/2021	150	(3)	(1)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	50	(2)	(2)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	50	(1)	(2)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	800	(7)	0
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	800	(4)	0

							$(31)	$(30)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	3-Month USD-LIBOR	10/07/2022	500	$(1)	$(1)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	3-Month USD-LIBOR	10/08/2022	250	0	0

						$(1)	$(1)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	25

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2050	$101.000	07/07/2020	100	$(1)	$0

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.133	08/06/2020	200	(1)	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2050	100.438	08/06/2020	100	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2050	100.457	07/07/2020	100	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2050	100.723	07/07/2020	100	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	100.867	07/07/2020	100	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	102.504	07/07/2020	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	102.531	07/07/2020	100	1	0

					$(5)	$(1)

Total Written Options					$(41)	$(36)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(5)	Notional Amount(6)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
BPS	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.060%	$100	$(4)	$2	$0	$(2)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.161	200	(5)	0	0	(5)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.238	100	(2)	0	0	(2)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.060	100	(3)	1	0	(2)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.161	50	(1)	0	0	(1)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.060	100	(4)	2	0	(2)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.238	100	(2)	0	0	(2)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.060	100	(3)	1	0	(2)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.161	100	(3)	0	0	(3)

							$(27)	$6	$0	$(21)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(5)	Notional Amount(6)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	06/20/2024	2.786%	$100	$(4)	$(3)	$0	$(7)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD 200	$138	$0	$0	$0	$0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	200	138	(1)	2	1	0

							$(1)	$2	$1	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	3-Month ILS-TELBOR	0.455%	Annual	05/18/2027	ILS	200	$0	$1	$1	$0
	Pay	3-Month ILS-TELBOR	1.786	Annual	05/01/2029		100	0	3	3	0

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CB0K	Pay	3-Month ILS-TELBOR	1.755%	Annual	04/29/2029	ILS	100	$0	$3	$3	$0

GLM	Pay	3-Month ILS-TELBOR	1.780	Annual	04/22/2029		100	0	3	3	0
	Pay	3-Month ILS-TELBOR	1.779	Annual	04/30/2029		100	0	3	3	0

HUS	Pay	3-Month ILS-TELBOR	1.785	Annual	04/25/2029		100	0	4	4	0

JPM	Pay	3-Month ILS-TELBOR	1.775	Annual	04/25/2029		100	0	3	3	0

								$0	$20	$20	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
JPM	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.306% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/21/2020	$	500	$0	$(113)	$0	$(113)
	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.306% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020		200	1	(2)	0	(1)

MYC	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.306% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020		100	0	0	0	0

									$1	$(115)	$0	$(114)

Total Swap Agreements									$(31)	$(90)	$21	$(142)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(10)
BOA	$45	$1	$0	$46	$(19)	$0	$0	$(19)	$27	$0	$27
BPS	9	0	4	13	(9)	(1)	(7)	(17)	(4)	0	(4)
BRC	3	0	0	3	0	0	(5)	(5)	(2)	0	(2)
CBK	65	0	3	68	(24)	0	(2)	(26)	42	0	42
DUB	0	0	0	0	(1)	(1)	0	(2)	(2)	0	(2)
FBF	0	2	0	2	0	0	0	0	2	0	2
GLM	70	4	7	81	(28)	(30)	0	(58)	23	0	23
GST	0	0	0	0	0	0	(11)	(11)	(11)	0	(11)
HUS	93	0	4	97	(10)	0	(3)	(13)	84	0	84
JPM	30	0	3	33	(1)	(3)	(114)	(118)	(85)	0	(85)
MEI	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
MYC	0	3	0	3	0	(1)	0	(1)	2	0	2
MYI	125	0	0	125	(120)	0	0	(120)	5	1	6
RYL	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
SCX	27	0	0	27	(26)	0	0	(26)	1	0	1
SSB	1	0	0	1	0	0	0	0	1	0	1
TOR	100	0	0	100	(8)	0	0	(8)	92	0	92
UAG	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

Total Over the Counter	$568	$10	$21	$599	$(255)	$(36)	$(142)	$(433)

(j)

Securities with an aggregate market value of $1 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	27

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	12	12
Swap Agreements	0	0	0	0	19	19

	$0	$0	$0	$0	$33	$33

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$568	$0	$568
Purchased Options	0	0	0	2	8	10
Swap Agreements	0	0	0	1	20	21

	$0	$0	$0	$571	$28	$599

	$0	$0	$0	$571	$61	$632

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5	$5
Swap Agreements	0	3	0	0	8	11

	$0	$3	$0	$0	$13	$16

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$255	$0	$255
Written Options	0	2	0	2	32	36
Swap Agreements	0	28	0	0	114	142

	$0	$30	$0	$257	$146	$433

	$0	$33	$0	$257	$159	$449

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Written Options	0	0	0	0	2	2
Futures	0	0	0	0	(74)	(74)
Swap Agreements	0	(67)	0	0	(175)	(242)

	$0	$(67)	$0	$0	$(245)	$(312)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(633)	$0	$(633)
Purchased Options	0	0	0	(4)	(4)	(8)
Written Options	0	1	0	4	12	17
Swap Agreements	0	(4)	0	(3)	118	111

	$0	$(3)	$0	$(636)	$126	$(513)

	$0	$(70)	$0	$(636)	$(119)	$(825)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Written Options	0	0	0	0	(1)	(1)
Futures	0	0	0	0	(16)	(16)
Swap Agreements	0	48	0	0	82	130

	$0	$48	$0	$0	$68	$116

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(246)	$0	$(246)
Purchased Options	0	0	0	(2)	(34)	(36)
Written Options	0	0	0	(4)	16	12
Swap Agreements	0	(1)	0	(8)	(83)	(92)

	$0	$(1)	$0	$(260)	$(101)	$(362)

	$0	$47	$0	$(260)	$(33)	$(246)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$2	$0	$2
Sovereign Issues	0	5	0	5
Australia
Corporate Bonds & Notes	0	206	0	206
Sovereign Issues	0	388	0	388
Brazil
Corporate Bonds & Notes	0	139	0	139
Canada
Non-Agency Mortgage-Backed Securities	0	14	0	14
Sovereign Issues	0	162	0	162
Cayman Islands
Asset-Backed Securities	0	381	0	381
Corporate Bonds & Notes	0	423	0	423
China
Sovereign Issues	0	2,607	0	2,607
Denmark
Corporate Bonds & Notes	0	1,189	0	1,189
Finland
Sovereign Issues	0	357	0	357
France
Sovereign Issues	0	996	0	996
Germany
Corporate Bonds & Notes	0	832	0	832

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Ireland
Asset-Backed Securities	$0	$554	$0	$554
Sovereign Issues	0	143	0	143
Italy
Corporate Bonds & Notes	0	226	0	226
Sovereign Issues	0	798	0	798
Japan
Corporate Bonds & Notes	0	402	0	402
Sovereign Issues	0	4,317	0	4,317
Jersey, Channel Islands
Corporate Bonds & Notes	0	103	0	103
Kuwait
Sovereign Issues	0	224	0	224
Malaysia
Sovereign Issues	0	150	0	150
Peru
Sovereign Issues	0	213	0	213
Poland
Sovereign Issues	0	105	0	105
Qatar
Sovereign Issues	0	682	0	682
Russia
Sovereign Issues	0	59	0	59
Saudi Arabia
Sovereign Issues	0	203	0	203

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	29

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

June 30, 2020 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
South Korea
Sovereign Issues	$0	$632	$0	$632
Spain
Preferred Securities	0	108	0	108
Sovereign Issues	0	1,005	0	1,005
United Arab Emirates
Sovereign Issues	0	207	0	207
United Kingdom
Corporate Bonds & Notes	0	2,283	0	2,283
Non-Agency Mortgage-Backed Securities	0	1,107	0	1,107
Sovereign Issues	0	452	0	452
United States
Asset-Backed Securities	0	1,637	0	1,637
Corporate Bonds & Notes	0	2,301	0	2,301
Loan Participations and Assignments	0	93	0	93
Non-Agency Mortgage-Backed Securities	0	1,170	0	1,170
Preferred Securities	0	51	0	51
U.S. Government Agencies	0	9,285	0	9,285
U.S. Treasury Obligations	0	1,956	0	1,956
Short-Term Instruments
Repurchase Agreements	0	151	0	151
Argentina Treasury Bills	0	1	0	1

	$0	$38,319	$0	$38,319

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$25	$0	$0	$25

Total Investments	$25	$38,319	$0	$38,344

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(248)	$0	$(248)
United States
U.S. Government Agencies	0	(2,614)	0	(2,614)

	$0	$(2,862)	$0	$(2,862)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	14	18	0	32
Over the counter	0	599	0	599

	$14	$617	$0	$631

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5)	(11)	0	(16)
Over the counter	0	(433)	0	(433)

	$(5)	$(444)	$0	$(449)

Total Financial Derivative Instruments	$9	$173	$0	$182

Totals	$34	$35,630	$0	$35,664

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2020 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO International Bond Portfolio (Unhedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	JUNE 30, 2020	31

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved

SEMIANNUAL REPORT	JUNE 30, 2020	33

Notes to Financial Statements (Cont.)

valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close).

Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the

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Notes to Financial Statements (Cont.)

Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$14	$0	$0	$0	$0	$14	$0	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$310	$3,102	$(3,400)	$(1)	$0	$11	$2	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.

Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private

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transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one

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Notes to Financial Statements (Cont.)

class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home

Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio

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or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would

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Notes to Financial Statements (Cont.)

be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends

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to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent

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Notes to Financial Statements (Cont.)

premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred,

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the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and

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Notes to Financial Statements (Cont.)

purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Small Portfolio Risk  is the risk that a smaller Portfolio may not achieve investment or trading efficiencies. Additionally, a smaller Portfolio may be more adversely affected by large purchases or redemptions of Portfolio shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party,

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as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other

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Notes to Financial Statements (Cont.)

operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the

Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a

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counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in

SEMIANNUAL REPORT	JUNE 30, 2020	47

Notes to Financial Statements (Cont.)

the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been

48	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$203	$621

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$92,381	$92,082	$3,114	$5,223

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2020 (Unaudited)		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	0	$0	0	$0

Administrative Class	179	1,717	303	2,975

Advisor Class	171	1,644	262	2,589
Issued as reinvestment of distributions

Institutional Class	0	1	0	0

Administrative Class	44	411	20	201

Advisor Class	95	888	38	375
Cost of shares redeemed

Institutional Class	0	0	0	0

Administrative Class	(370)	(3,485)	(328)	(3,224)

Advisor Class	(273)	(2,574)	(463)	(4,564)

Net increase (decrease) resulting from Portfolio share transactions	(154)	$(1,398)	(168)	$(1,648)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2020	49

Notes to Financial Statements (Cont.)

June 30, 2020 (Unaudited)

As of June 30, 2020, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 72% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$287

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$34,451	$2,426	$(1,264)	$1,162

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

50	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co. LLC	RYL	NatWest Markets Plc

BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris

CEW	Canadian Imperial Bank of Commerce	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.

DUB	Deutsche Bank AG	JML	JP Morgan Securities Plc	TDM	TD Securities (USA) LLC

FAR	Wells Fargo Bank National Association	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank

FBF	Credit Suisse International	MEI	Merrill Lynch International	UAG	UBS AG Stamford

FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services LLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	MYR	Malaysian Ringgit

AUD	Australian Dollar	GBP	British Pound	NOK	Norwegian Krone

BRL	Brazilian Real	HKD	Hong Kong Dollar	NZD	New Zealand Dollar

CAD	Canadian Dollar	HUF	Hungarian Forint	PEN	Peruvian New Sol

CHF	Swiss Franc	IDR	Indonesian Rupiah	PLN	Polish Zloty

CNH	Chinese Renminbi (Offshore)	ILS	Israeli Shekel	RUB	Russian Ruble

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	SEK	Swedish Krona

CZK	Czech Koruna	KRW	South Korean Won	USD (or $)	United States Dollar

DKK	Danish Krone	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:

CBOT	Chicago Board of Trade	MSE	Montreal Stock Exchange	OTC	Over the Counter

CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	UKRPI	United Kingdom Retail Prices Index

CDOR01	1 Month CDN Swap Rate	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:

ALT	Alternate Loan Trust	JIBAR	Johannesburg Interbank Agreed Rate	PRIBOR	Prague Interbank Offered Rate

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate

BBSW	Bank Bill Swap Reference Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	NCUA	National Credit Union Administration	TELBOR	Tel Aviv Inter-Bank Offered Rate

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

DAC	Designated Activity Company	OIS	Overnight Index Swap	WIBOR	Warsaw Interbank Offered Rate

EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

SEMIANNUAL REPORT	JUNE 30, 2020	51

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT05SAR_063020

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2020

PIMCO Low Duration Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 4.30%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.43%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -4.64%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.87%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.89%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities generated weak results, driven by a sharp selloff in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities recouped a portion of their losses in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the six-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned -3.08% and global equities, as represented by the MSCI World Index, returned -5.77%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -4.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.83%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -9.78%.

Commodity prices were extremely volatile and generally moved lower. When the reporting period began, Brent crude oil was approximately $66 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 6.46% versus the British pound, but the U.S. dollar fell 0.63% and 0.19% versus the yen and the euro, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2020	3

Important Information About the PIMCO Low Duration Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the

4	PIMCO VARIABLE INSURANCE TRUST

nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only

Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Low Duration Portfolio	02/16/99	04/10/00	02/16/99	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent

SEMIANNUAL REPORT	JUNE 30, 2020	5

Important Information About the PIMCO Low Duration Portfolio (Cont.)

twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a portfolio’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolio is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Low Duration Portfolio

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2020†§

Short-Term Instruments‡	39.7%

Corporate Bonds & Notes	24.3%

U.S. Government Agencies	24.2%

Asset-Backed Securities	4.9%

Non-Agency Mortgage-Backed Securities	3.8%

Sovereign Issues	1.9%

Others	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Low Duration Portfolio Institutional Class	2.18%	3.44%	1.91%	2.10%	3.69%
PIMCO Low Duration Portfolio Administrative Class	2.11%	3.29%	1.76%	1.95%	3.53%
PIMCO Low Duration Portfolio Advisor Class	2.06%	3.19%	1.66%	1.85%	3.11%
ICE BofAML 1-3 Year U.S. Treasury Index±	2.94%	4.07%	1.84%	1.33%	2.93%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 02/16/1999.

± The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.89% for Institutional Class shares, 1.04% for Administrative Class shares, and 1.14% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to U.S. duration contributed to relative performance, as rates declined.

»	Overweight exposure to Agency mortgage-backed securities contributed to relative performance, as total returns for these securities were positive.

»	Positions in U.S. Treasury inflation-protected securities detracted from relative performance, as breakeven inflation rates declined.

»	Exposure to duration in Italy detracted from relative performance, as rates increased.

»	Short exposure to duration in the U.K. detracted from relative performance, as rates declined.

SEMIANNUAL REPORT	JUNE 30, 2020	7

Expense Example PIMCO Low Duration Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,021.80	$2.95	$1,000.00	$1,021.81	$2.95	0.59%
Administrative Class	1,000.00	1,021.10	3.70	1,000.00	1,021.12	3.70	0.74
Advisor Class	1,000.00	1,020.60	4.20	1,000.00	1,020.57	4.20	0.84

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	JUNE 30, 2020	9

Financial Highlights PIMCO Low Duration Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2020 - 06/30/2020+	$10.20	$0.08	$0.14	$0.22	$(0.09)	$0.00	$0.00	$(0.09)

12/31/2019	10.08	0.29	0.13	0.42	(0.24)	0.00	(0.06)	(0.30)

12/31/2018	10.24	0.20	(0.15)	0.05	(0.21)	0.00	0.00	(0.21)

12/31/2017	10.24	0.15	0.00	0.15	(0.13)	0.00	(0.02)	(0.15)

12/31/2016	10.25	0.16	0.00	0.16	(0.09)	0.00	(0.08)	(0.17)

12/31/2015	10.58	0.15	(0.10)	0.05	(0.38)	0.00	0.00	(0.38)
Administrative Class

01/01/2020 - 06/30/2020+	10.20	0.08	0.13	0.21	(0.08)	0.00	0.00	(0.08)

12/31/2019	10.08	0.28	0.12	0.40	(0.22)	0.00	(0.06)	(0.28)

12/31/2018	10.24	0.20	(0.17)	0.03	(0.19)	0.00	0.00	(0.19)

12/31/2017	10.24	0.13	0.01	0.14	(0.12)	0.00	(0.02)	(0.14)

12/31/2016	10.25	0.14	0.00	0.14	(0.07)	0.00	(0.08)	(0.15)

12/31/2015	10.58	0.14	(0.11)	0.03	(0.36)	0.00	0.00	(0.36)
Advisor Class

01/01/2020 - 06/30/2020+	10.20	0.07	0.14	0.21	(0.08)	0.00	0.00	(0.08)

12/31/2019	10.08	0.27	0.12	0.39	(0.21)	0.00	(0.06)	(0.27)

12/31/2018	10.24	0.19	(0.17)	0.02	(0.18)	0.00	0.00	(0.18)

12/31/2017	10.24	0.12	0.01	0.13	(0.11)	0.00	(0.02)	(0.13)

12/31/2016	10.25	0.13	0.00	0.13	(0.06)	0.00	(0.08)	(0.14)

12/31/2015	10.58	0.13	(0.11)	0.02	(0.35)	0.00	0.00	(0.35)

+	Unaudited
*	Annualized
^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.33	2.18%	$13,232	0.59	%*	0.59	%*	0.50	%*	0.50	%*	1.66	%*	154%

10.20	4.18	11,474	0.89		0.89		0.50		0.50		2.86		308

10.08	0.49	8,588	0.59		0.59		0.50		0.50		2.02		624

10.24	1.50	15,368	0.50		0.50		0.50		0.50		1.44		544

10.24	1.56	8,710	0.50		0.50		0.50		0.50		1.59		391

10.25	0.47	8,291	0.51		0.51		0.50		0.50		1.39		181

10.33	2.11	1,020,368	0.74	*	0.74	*	0.65	*	0.65	*	1.49	*	154

10.20	4.03	1,007,149	1.04		1.04		0.65		0.65		2.76		308

10.08	0.34	1,197,654	0.74		0.74		0.65		0.65		1.94		624

10.24	1.35	1,272,418	0.65		0.65		0.65		0.65		1.31		544

10.24	1.41	1,248,263	0.65		0.65		0.65		0.65		1.40		391

10.25	0.31	1,323,009	0.66		0.66		0.65		0.65		1.32		181

10.33	2.06	738,709	0.84	*	0.84	*	0.75	*	0.75	*	1.40	*	154

10.20	3.92	754,355	1.14		1.14		0.75		0.75		2.65		308

10.08	0.24	757,166	0.84		0.84		0.75		0.75		1.85		624

10.24	1.25	761,611	0.75		0.75		0.75		0.75		1.21		544

10.24	1.30	717,542	0.75		0.75		0.75		0.75		1.31		391

10.25	0.21	677,728	0.76		0.76		0.75		0.75		1.25		181

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	11

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$1,638,171
Investments in Affiliates	353,022
Financial Derivative Instruments
Exchange-traded or centrally cleared	425
Over the counter	10,164
Cash	119
Deposits with counterparty	4,528
Foreign currency, at value	3,207
Receivable for investments sold	859
Receivable for TBA investments sold	514,695
Receivable for Portfolio shares sold	4,630
Interest and/or dividends receivable	3,540
Dividends receivable from Affiliates	390
Total Assets	2,533,750

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$164,535
Financial Derivative Instruments
Exchange-traded or centrally cleared	189
Over the counter	4,106
Payable for investments purchased	25,547
Payable for TBA investments purchased	556,613
Payable for investments in Affiliates purchased	390
Deposits from counterparty	8,570
Payable for Portfolio shares redeemed	499
Accrued investment advisory fees	359
Accrued supervisory and administrative fees	359
Accrued distribution fees	151
Accrued servicing fees	123
Total Liabilities	761,441

Net Assets	$1,772,309

Net Assets Consist of:

Paid in capital	$1,792,751
Distributable earnings (accumulated loss)	(20,442)

Net Assets	$1,772,309

Net Assets:

Institutional Class	$13,232
Administrative Class	1,020,368
Advisor Class	738,709

Shares Issued and Outstanding:

Institutional Class	1,281
Administrative Class	98,817
Advisor Class	71,539

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.33
Administrative Class	10.33
Advisor Class	10.33

Cost of investments in securities	$1,623,899
Cost of investments in Affiliates	$350,018
Cost of foreign currency held	$3,251
Proceeds received on short sales	$164,707
Cost or premiums of financial derivative instruments, net	$397

* Includes repurchase agreements of:	$115,504

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)

Investment Income:

Interest	$16,688
Dividends from Investments in Affiliates	2,783
Total Income	19,471

Expenses:

Investment advisory fees	2,179
Supervisory and administrative fees	2,179
Servicing fees - Administrative Class	737
Distribution and/or servicing fees - Advisor Class	938
Trustee fees	21
Interest expense	768
Miscellaneous expense	3
Total Expenses	6,825
Waiver and/or Reimbursement by PIMCO	(1)
Net Expenses	6,824

Net Investment Income (Loss)	12,647

Net Realized Gain (Loss):

Investments in securities	2,277
Investments in Affiliates	(2,043)
Exchange-traded or centrally cleared financial derivative instruments	12,017
Over the counter financial derivative instruments	7,627
Foreign currency	(2,888)

Net Realized Gain (Loss)	16,990

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(13,646)
Investments in Affiliates	4,029
Exchange-traded or centrally cleared financial derivative instruments	1,332
Over the counter financial derivative instruments	13,436
Foreign currency assets and liabilities	(262)

Net Change in Unrealized Appreciation (Depreciation)	4,889

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,526

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	13

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$12,647	$49,230
Net realized gain (loss)	16,990	(964)
Net change in unrealized appreciation (depreciation)	4,889	23,488

Net Increase (Decrease) in Net Assets Resulting from Operations	34,526	71,754

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(97)	(235)
Administrative Class	(8,188)	(23,111)
Advisor Class	(5,909)	(15,834)

Tax basis return of capital
Institutional Class	0	(58)
Administrative Class	0	(5,967)
Advisor Class	0	(4,291)

Total Distributions(a)	(14,194)	(49,496)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(21,001)	(212,688)

Total Increase (Decrease) in Net Assets	(669)	(190,430)

Net Assets:

Beginning of period	1,772,978	1,963,408
End of period	$1,772,309	$1,772,978

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

State of Qatar
2.571% (LIBOR03M + 0.800%) due 12/21/2020 «~		$6,000	$6,000

Toyota Motor Credit Corp.
0.886% (LIBOR03M + 0.580%) due 09/28/2020 «~		6,000	5,992

Total Loan Participations and Assignments (Cost $11,981)			11,992

CORPORATE BONDS & NOTES 27.2%

BANKING & FINANCE 15.7%

Ally Financial, Inc.
7.500% due 09/15/2020		100	101

American Express Co.
1.141% (US0003M + 0.600%) due 11/05/2021 ~		5,000	5,016

American Honda Finance Corp.
0.842% (US0003M + 0.450%) due 02/15/2022 ~		1,500	1,497

Aviation Capital Group LLC
1.300% (US0003M + 0.950%) due 06/01/2021 ~		4,900	4,661
1.430% (US0003M + 0.670%) due 07/30/2021 ~		3,100	2,924

Banco Santander S.A.
2.431% (US0003M + 1.120%) due 04/12/2023 ~		2,400	2,365

Bank of America Corp.
1.486% due 05/19/2024 •		4,300	4,372
2.003% (US0003M + 0.960%) due 07/23/2024 ~		1,200	1,203
2.295% (US0003M + 1.160%) due 01/20/2023 ~		200	202
3.550% due 03/05/2024 •		4,100	4,383

Barclays PLC
2.558% (US0003M + 2.110%) due 08/10/2021 ~		4,900	4,976
2.852% due 05/07/2026 •		5,100	5,315

BBVA USA
1.045% (US0003M + 0.730%) due 06/11/2021 ~		5,000	4,962

Brixmor Operating Partnership LP
1.737% (US0003M + 1.050%) due 02/01/2022 ~		5,000	4,908

Capital One Financial Corp.
1.210% (US0003M + 0.450%) due 10/30/2020 ~		4,000	4,004

Citibank N.A.
2.844% due 05/20/2022 •		4,300	4,386

Citigroup, Inc.
1.681% (US0003M + 0.690%) due 10/27/2022 ~		5,000	4,987
2.700% due 10/27/2022		4,400	4,597

Credit Agricole S.A.
1.907% due 06/16/2026 •		3,900	3,958

Credit Suisse Group Funding Guernsey Ltd.
3.425% (US0003M + 2.290%) due 04/16/2021 ~		5,800	5,891
3.800% due 06/09/2023		4,800	5,173

Danske Bank A/S
5.000% due 01/12/2022		4,800	5,050

Deutsche Bank AG
0.148% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	5,000	5,605
1.846% (US0003M + 1.290%) due 02/04/2021 ~		$5,000	4,974
4.250% due 10/14/2021		2,500	2,567

Federal Realty Investment Trust
3.950% due 01/15/2024		4,200	4,475

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
1.227% (US0003M + 0.930%) due 09/24/2020 ~		$5,000	$4,960
2.183% (US0003M + 0.810%) due 04/05/2021 ~		3,900	3,743
3.937% (US0003M + 2.550%) due 01/07/2021 ~		5,900	5,812
5.085% due 01/07/2021		2,600	2,604
5.750% due 02/01/2021		600	605

General Motors Financial Co., Inc.
3.200% due 07/13/2020		7,000	7,003

Goldman Sachs Group, Inc.
1.110% (US0003M + 0.750%) due 02/23/2023 ~		2,400	2,390
1.540% (US0003M + 0.780%) due 10/31/2022 ~		5,300	5,300
2.876% due 10/31/2022 •		5,100	5,230

HSBC Bank Canada
0.950% due 05/14/2023		5,000	5,036

ING Groep NV
3.150% due 03/29/2022		1,400	1,456

JPMorgan Chase & Co.
0.918% (US0003M + 0.610%) due 06/18/2022 ~		3,000	3,005

Lloyds Banking Group PLC
1.106% (US0003M + 0.800%) due 06/21/2021 ~		4,000	4,017

Logicor Financing SARL
1.500% due 11/14/2022	EUR	5,200	5,913

Marsh & McLennan Cos., Inc.
1.506% (US0003M + 1.200%) due 12/29/2021 ~		$2,400	2,401
3.500% due 12/29/2020		4,600	4,670

Metropolitan Life Global Funding
0.950% due 07/02/2025 (b)		5,300	5,312

Mitsubishi UFJ Financial Group, Inc.
1.084% (US0003M + 0.740%) due 03/02/2023 ~		10,200	10,162

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		500	516

Mizuho Financial Group, Inc.
1.525% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	6,700	4,594

Nationwide Building Society
3.622% due 04/26/2023 •		$1,600	1,663

Nissan Motor Acceptance Corp.
1.961% (US0003M + 0.650%) due 07/13/2022 ~		5,900	5,494

NTT Finance Corp.
1.900% due 07/21/2021		2,800	2,834

Oversea-Chinese Banking Corp. Ltd.
0.836% (US0003M + 0.450%) due 05/17/2021 ~		3,300	3,302

PNC Bank N.A.
1.548% (US0003M + 0.450%) due 07/22/2022 ~		2,500	2,506

Public Storage
2.370% due 09/15/2022		5,100	5,290

Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	3,900	4,567

Santander UK PLC
0.970% (US0003M + 0.620%) due 06/01/2021 ~		$5,000	5,017
1.052% (US0003M + 0.660%) due 11/15/2021 ~		5,900	5,933

SBA Tower Trust
2.877% due 07/15/2046		1,400	1,404

SL Green Operating Partnership LP
1.366% (US0003M + 0.980%) due 08/16/2021 ~		6,000	5,913

Standard Chartered PLC
2.744% due 09/10/2022 •		8,800	8,903

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025 (b)		5,300	5,305

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Synchrony Bank
3.650% due 05/24/2021		$5,200	$5,285

U.S. Bank N.A.
3.400% due 07/24/2023		4,100	4,437

UniCredit SpA
5.211% (US0003M + 3.900%) due 01/14/2022 ~		5,100	5,152
7.830% due 12/04/2023		10,700	12,388

Volkswagen Bank GmbH
0.062% due 06/15/2021 •	EUR	1,400	1,563

Wells Fargo & Co.
1.654% due 06/02/2024 •		$5,200	5,287

			279,524

INDUSTRIALS 9.6%

AbbVie, Inc.
2.150% due 11/19/2021		5,800	5,909
2.300% due 11/21/2022		5,200	5,378
3.375% due 11/14/2021		3,100	3,210

Bayer U.S. Finance LLC
0.927% (US0003M + 0.630%) due 06/25/2021 ~		6,100	6,093

BMW Finance NV
2.250% due 08/12/2022		9,200	9,500

BMW U.S. Capital LLC
2.000% due 04/11/2021		2,100	2,119

Broadcom, Inc.
2.250% due 11/15/2023		5,200	5,377

Caesars Resort Collection LLC
5.250% due 10/15/2025		750	654

Campbell Soup Co.
0.943% (US0003M + 0.630%) due 03/15/2021 ~		4,100	4,105
3.650% due 03/15/2023		1,000	1,067

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		1,500	1,599

Charter Communications Operating LLC
4.464% due 07/23/2022		2,100	2,240

Chevron Corp.
1.141% due 05/11/2023		12,100	12,314

Conagra Brands, Inc.
1.820% (US0003M + 0.500%) due 10/09/2020 ~		2,500	2,502

CVS Health Corp.
3.700% due 03/09/2023		5,300	5,697

DAE Funding LLC
4.000% due 08/01/2020		300	299

Daimler Finance North America LLC
1.106% (US0003M + 0.550%) due 05/04/2021 ~		5,000	4,975
1.211% (US0003M + 0.670%) due 11/05/2021 ~		900	891
1.292% (US0003M + 0.900%) due 02/15/2022 ~		5,400	5,337
3.400% due 02/22/2022		4,800	4,961

Danone S.A.
2.947% due 11/02/2026		4,000	4,390

Enbridge, Inc.
0.881% (US0003M + 0.500%) due 02/18/2022 ~		4,400	4,377

General Mills, Inc.
1.716% (US0003M + 0.540%) due 04/16/2021 ~		2,100	2,105

Hasbro, Inc.
2.600% due 11/19/2022		2,000	2,071

Hewlett Packard Enterprise Co.
2.093% (US0003M + 0.720%) due 10/05/2021 ~		3,900	3,893

Hyundai Capital America
1.108% due 09/18/2020 •		6,700	6,686

Kinder Morgan Energy Partners LP
4.150% due 03/01/2022		500	526

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kinder Morgan, Inc.
5.000% due 02/15/2021		$300	$306

Kraft Heinz Foods Co.
2.800% due 07/02/2020		440	440

Leidos, Inc.
2.950% due 05/15/2023		1,900	1,988

Local Initiatives Support Corp.
3.005% due 03/01/2022		1,300	1,332

Marriott International, Inc.
0.950% (US0003M + 0.600%) due 12/01/2020 ~		4,900	4,878

Masco Corp.
3.500% due 04/01/2021		2,887	2,927

McDonald’s Corp.
1.317% (US0003M + 0.430%) due 10/28/2021 ~		1,800	1,804

NXP BV
4.125% due 06/01/2021		2,800	2,884

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020		1,800	1,810

PayPal Holdings, Inc.
2.200% due 09/26/2022		1,800	1,864

Penske Truck Leasing Co. LP
3.300% due 04/01/2021		2,900	2,940

Reckitt Benckiser Treasury Services PLC
0.857% (US0003M + 0.560%) due 06/24/2022 ~		400	399

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021		5,100	5,239

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		646	655

Sysco Corp.
5.650% due 04/01/2025		4,500	5,270

Time Warner Cable LLC
4.125% due 02/15/2021		2,900	2,933

Volkswagen Group of America Finance LLC
1.157% (US0003M + 0.860%) due 09/24/2021 ~		1,600	1,595
1.375% (US0003M + 0.940%) due 11/12/2021 ~		5,900	5,883
2.500% due 09/24/2021		1,000	1,016
2.700% due 09/26/2022		500	517
3.875% due 11/13/2020		5,900	5,956
4.000% due 11/12/2021		5,900	6,145

Volkswagen International Finance NV
1.288% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	700	776

Zimmer Biomet Holdings, Inc.
1.066% (US0003M + 0.750%) due 03/19/2021 ~		$2,300	2,300

			170,132

UTILITIES 1.9%

AT&T, Inc.
1.498% (US0003M + 1.180%) due 06/12/2024 ~		4,300	4,310
2.169% (US0003M + 0.950%) due 07/15/2021 ~		5,900	5,949

LG&E & KU Energy LLC
3.750% due 11/15/2020		900	903

NextEra Energy Capital Holdings, Inc.
1.080% (US0003M + 0.720%) due 02/25/2022 ~		4,800	4,827
2.900% due 04/01/2022		5,000	5,206

Pacific Gas and Electric Co.
1.795% (US0003M + 1.480%) due 06/16/2022 ~		3,500	3,506

Sempra Energy
0.763% (US0003M + 0.450%) due 03/15/2021 ~		5,000	5,009

Verizon Communications, Inc.
1.321% (US0003M + 1.000%) due 03/16/2022 ~		3,500	3,548

			33,258

Total Corporate Bonds & Notes (Cost $477,632)			482,914

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 27.2%

Fannie Mae
0.228% due 12/25/2036 •	$30	$30
0.236% due 07/25/2037 •	118	116
0.518% due 09/25/2042 •	327	327
0.535% due 03/25/2044 •	29	29
0.985% due 04/25/2023 •	10	10
1.000% due 01/25/2043	117	114
1.094% due 06/17/2027 •	14	14
2.891% due 07/01/2042 - 06/01/2043 •	128	129
2.941% due 09/01/2041 •	95	96
3.461% due 11/01/2035 •	21	21
3.574% due 07/01/2035 •	5	5
3.802% due 09/01/2035 •	78	81
3.809% due 05/01/2038 •	1,472	1,557
4.127% due 12/01/2036 •	4	4
5.000% due 04/25/2033	6	7
5.030% due 09/01/2034 •	2	2
5.242% due 12/25/2042 ~	4	5

Freddie Mac
0.315% due 08/25/2031 •	65	65
0.770% due 12/15/2042 •	3,945	3,954
2.000% due 11/15/2026	2,586	2,653
2.891% due 02/25/2045 •	122	124
3.500% due 07/01/2035 •	25	26
4.000% due 12/01/2047 - 08/01/2048	9,934	10,710
4.021% due 09/01/2035 •	98	103
6.500% due 07/25/2043	34	43
9.384% due 08/15/2044 •	2,506	3,244

Ginnie Mae
0.823% due 10/20/2065 •	7,684	7,687
0.843% due 07/20/2063 •	2,623	2,624
1.103% due 05/20/2066 •	951	960
1.153% due 04/20/2066 •	6,411	6,484
1.476% due 06/20/2065 •	2,695	2,692
3.310% due 07/20/2067 •	7,168	7,319
4.500% due 06/20/2048 - 02/20/2049	7,555	8,078
5.000% due 02/20/2041 (a)	6	0
5.000% due 04/20/2049 - 08/20/2049	47,943	52,121

Ginnie Mae, TBA
4.500% due 07/01/2050 - 08/01/2050	36,100	38,544

Uniform Mortgage-Backed Security
3.500% due 04/01/2045 - 12/01/2047	68,030	74,259
4.000% due 08/01/2044 - 11/01/2048	76,977	81,732
4.500% due 03/01/2023 - 08/01/2046	5,181	5,686
5.000% due 05/01/2027 - 06/01/2028	83	91
5.500% due 12/01/2028 - 02/01/2049	378	417
6.000% due 02/01/2033 - 01/01/2039	1,030	1,200
6.500% due 04/01/2036	68	78

Uniform Mortgage-Backed Security, TBA
2.500% due 07/01/2050 - 08/01/2050	150,000	156,037
3.000% due 09/01/2050	3,600	3,779
4.500% due 07/01/2035 - 08/01/2050	8,500	9,132

Total U.S. Government Agencies (Cost $468,938)		482,389

U.S. TREASURY OBLIGATIONS 0.7%

U.S. Treasury Bonds
2.500% due 02/15/2045	7,500	9,253

U.S. Treasury Inflation Protected Securities (g)
0.500% due 04/15/2024	3,050	3,210

Total U.S. Treasury Obligations (Cost $11,985)		12,463

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 4.3%

Adjustable Rate Mortgage Trust
3.869% due 09/25/2035 ^~		$300	$276

American Home Mortgage Investment Trust
2.515% due 02/25/2045 •		36	36

Banc of America Funding Trust
4.185% due 01/20/2047 ^~		170	161

Banc of America Mortgage Trust
3.095% due 07/25/2034 ~		248	239
4.292% due 05/25/2033 ~		75	73
4.493% due 08/25/2034 ~		476	472
6.500% due 10/25/2031		3	3

BCAP LLC Trust
0.618% due 01/26/2036 •		262	262

Bear Stearns Adjustable Rate Mortgage Trust
3.398% due 07/25/2034 ~		87	78
3.858% due 01/25/2035 ~		1,418	1,298
4.016% due 04/25/2033 ~		1	1
4.103% due 01/25/2034 ~		8	8
4.377% due 01/25/2035 ~		61	57

Bear Stearns ALT-A Trust
0.345% due 02/25/2034 •		193	177

Bear Stearns Structured Products, Inc. Trust
3.635% due 01/26/2036 ^~		390	322
4.251% due 12/26/2046 ^~		268	235

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.465% due 01/25/2035 •		21	20

Citigroup Global Markets Mortgage Securities, Inc.
7.000% due 06/25/2033 þ		1	1

Citigroup Mortgage Loan Trust
2.570% due 05/25/2035 •		36	35
3.979% due 08/25/2035 ^~		135	114

Countrywide Alternative Loan Trust
6.000% due 10/25/2033		7	7

Countrywide Home Loan Mortgage Pass-Through Trust
3.633% due 02/20/2035 ~		145	142
3.793% due 02/20/2036 ^•		251	236
3.819% due 11/25/2034 ~		215	210
3.885% due 11/20/2034 ~		422	412

Credit Suisse First Boston Mortgage Securities Corp.
1.633% due 03/25/2032 ~		1	1

Eurosail PLC
0.000% due 12/10/2044 •	EUR	46	51
1.143% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	6,790	8,314

First Horizon Alternative Mortgage Securities Trust
3.452% due 09/25/2034 ~		$229	222

First Horizon Mortgage Pass-Through Trust
3.864% due 08/25/2035 ~		88	73

FirstMac Mortgage Funding Trust
1.138% due 03/08/2049 •	AUD	2,322	1,583
1.388% due 03/08/2049 •		6,100	4,188

GMAC Mortgage Corp. Loan Trust
3.985% due 11/19/2035 ~		$60	55

Great Hall Mortgages PLC
0.438% due 06/18/2039 •		1,048	1,027

GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029		5,000	4,991

GS Mortgage Securities Trust
2.096% due 11/10/2045 ~(a)		2,067	75

GSR Mortgage Loan Trust
4.065% due 09/25/2035 ~		159	158
4.679% due 09/25/2034 ~		50	49

HarborView Mortgage Loan Trust
0.634% due 05/19/2035 •		54	49
3.653% due 07/19/2035 ^~		244	203

Hawksmoor Mortgages
1.287% due 05/25/2053 •	GBP	15,444	19,132

Holmes Master Issuer PLC
1.579% due 10/15/2054 •		$1,523	1,522

Impac CMB Trust
1.185% due 07/25/2033 •		56	54

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase Commercial Mortgage Securities Trust
1.922% due 10/15/2045 ~(a)		$12,448	$395

JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		14	10

Merrill Lynch Mortgage Investors Trust
0.435% due 11/25/2035 •		60	56
0.845% due 09/25/2029 •		361	350

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.465% due 12/25/2035 •		300	275

PHHMC Trust
5.359% due 07/18/2035 ~		141	145

Prime Mortgage Trust
0.585% due 02/25/2034 •		3	3

Residential Funding Mortgage Securities, Inc. Trust
4.225% due 09/25/2035 ^~		505	389

Ripon Mortgages PLC
1.056% due 08/20/2056 •	GBP	5,348	6,605

Silverstone Master Issuer PLC
1.679% due 01/21/2070 •		$2,898	2,901

Structured Adjustable Rate Mortgage Loan Trust
2.904% due 01/25/2035 ^•		132	120
3.765% due 02/25/2034 ~		99	96
3.875% due 08/25/2035 ~		116	110

Structured Asset Mortgage Investments Trust
0.465% due 02/25/2036 ^•		92	84
0.854% due 09/19/2032 •		1	1

Towd Point Mortgage Funding
1.392% due 07/20/2045 •	GBP	4,334	5,357

Towd Point Mortgage Funding PLC
1.677% due 10/20/2051 •		9,125	11,309

WaMu Mortgage Pass-Through Certificates Trust
0.455% due 12/25/2045 •		$59	57
0.865% due 01/25/2045 •		396	391
2.904% due 06/25/2042 •		11	11

Wells Fargo Commercial Mortgage Trust
1.907% due 10/15/2045 ~(a)		3,220	101

Total Non-Agency Mortgage-Backed Securities (Cost $79,551)			75,388

ASSET-BACKED SECURITIES 5.5%

ACE Securities Corp. Home Equity Loan Trust
0.245% due 10/25/2036 •		58	30
1.085% due 12/25/2034 •		1,140	1,081

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.685% due 09/25/2035 •		4,620	4,612

Asset-Backed Funding Certificates Trust
0.860% due 06/25/2035 •		1,222	1,231

Asset-Backed Securities Corp. Home Equity Loan Trust
1.835% due 03/15/2032 •		60	60

Bear Stearns Asset-Backed Securities Trust
1.185% due 10/25/2037 •		644	641

Chesapeake Funding LLC
0.555% due 08/15/2030 •		4,542	4,462
3.230% due 08/15/2030		3,406	3,471

Countrywide Asset-Backed Certificates
0.885% due 12/25/2033 •		854	826

Credit Suisse First Boston Mortgage Securities Corp.
0.805% due 01/25/2032 •		4	4

Crown Point CLO Ltd.
2.075% due 07/17/2028 •		2,998	2,955

Edsouth Indenture LLC
1.335% due 09/25/2040 •		489	488

Enterprise Fleet Financing LLC
3.380% due 05/20/2024		3,112	3,174

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Evans Grove CLO Ltd.
1.291% due 05/28/2028 •		$4,958	$4,893

Figueroa CLO Ltd.
2.119% due 01/15/2027 •		1,308	1,307

Ford Credit Auto Owner Trust
2.440% due 01/15/2027		4,000	4,003

Ford Credit Floorplan Master Owner Trust
0.465% due 05/15/2023 •		5,100	5,079
2.840% due 03/15/2024		4,700	4,834

Gallatin CLO Ltd.
2.159% due 01/21/2028 •		4,984	4,911

GE-WMC Mortgage Securities Trust
0.225% due 08/25/2036 •		8	5

GMF Floorplan Owner Revolving Trust
0.565% due 03/15/2023 •		3,900	3,882

Gracechurch Card Funding PLC
0.585% due 07/15/2022 •		5,000	5,001

GSAMP Trust
0.575% due 01/25/2036 •		894	884

Hertz Fleet Lease Funding LP
3.230% due 05/10/2032		2,991	3,010

Massachusetts Educational Financing Authority
1.941% due 04/25/2038 •		192	187

MMAF Equipment Finance LLC
2.920% due 07/12/2021		467	468

NovaStar Mortgage Funding Trust
0.505% due 05/25/2036 •		3,137	3,068

Octagon Investment Partners Ltd.
2.319% due 04/15/2026 •		44	44

Oscar U.S. Funding Trust LLC
3.150% due 08/10/2021		124	124

Palmer Square CLO Ltd.
1.242% due 08/15/2026 •		2,508	2,491

Palmer Square Loan Funding Ltd.
1.869% due 07/15/2026 •		2,249	2,232

RAAC Trust
0.665% due 03/25/2037 •		75	76

Residential Asset Securities Corp. Trust
1.070% due 01/25/2034 •		1,861	1,843

SLC Student Loan Trust
0.413% due 09/15/2026 •		703	702
0.423% due 03/15/2027 •		2,468	2,441

SLM Student Loan Trust
1.141% due 10/25/2029 •		3,092	3,035

SoFi Consumer Loan Program LLC
3.050% due 12/26/2025		83	83

Sound Point CLO Ltd.
2.025% due 01/20/2028 •		2,418	2,396

Structured Asset Investment Loan Trust
0.890% due 03/25/2034 •		368	353
1.160% due 10/25/2033 •		148	147

TICP CLO Ltd.
1.975% due 04/20/2028 •		6,071	5,920

TPG Real Estate Finance
1.344% due 10/15/2034 •		3,600	3,515

WhiteHorse Ltd.
2.065% due 04/17/2027 •		2,069	2,056

Zais CLO Ltd.
2.369% due 04/15/2028 •		4,940	4,892

Total Asset-Backed Securities (Cost $96,086)			96,917

SOVEREIGN ISSUES 2.2%

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2021 (e)	BRL	214,100	38,744

Provincia de Buenos Aires
28.192% due 04/12/2025	ARS	3,463	25

Total Sovereign Issues (Cost $40,413)			38,769

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 «(c)	4,000	$0

Total Convertible Preferred Securities (Cost $0)		0

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 24.7%

CERTIFICATES OF DEPOSIT 0.3%

Lloyds Bank Corporate Markets PLC
0.797% (US0003M + 0.500%) due 09/24/2020 ~	$6,000	6,008

REPURCHASE AGREEMENTS (h) 6.5%
		115,504

U.S. TREASURY BILLS 13.5%
0.156% due 07/09/2020 - 09/24/2020 (d)(e)(j)(l)	238,600	238,552

U.S. TREASURY CASH MANAGEMENT BILLS 4.4%
0.134% due 09/29/2020 (e)(f)	77,300	77,275

Total Short-Term Instruments (Cost $437,313)		437,339

Total Investments in Securities (Cost $1,623,899)		1,638,171

	SHARES
INVESTMENTS IN AFFILIATES 19.9%

SHORT-TERM INSTRUMENTS 19.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 19.9%

PIMCO Short Asset Portfolio	26,545,634	264,792

PIMCO Short-Term Floating NAV Portfolio III	8,949,157	88,230

Total Short-Term Instruments (Cost $350,018)		353,022

Total Investments in Affiliates (Cost $350,018)		353,022

Total Investments 112.4% (Cost $1,973,917)		$1,991,193

Financial Derivative Instruments (i)(k) 0.3% (Cost or Premiums, net $397)		6,294

Other Assets and Liabilities, net (12.7)%		(225,178)

Net Assets 100.0%		$1,772,309

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	06/30/2020	07/01/2020	$6,404	U.S. Treasury Notes 1.875% due 04/30/2022	$(6,532)	$6,404	$6,404
MBC	0.130	06/30/2020	07/01/2020	109,100	U.S. Treasury Notes 2.000% due 07/31/2022	(112,578)	109,100	109,100

Total Repurchase Agreements						$(119,110)	$115,504	$115,504

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (9.3)%
Ginnie Mae, TBA	4.000%	07/01/2050	$200	$(213)	$(212)
Uniform Mortgage-Backed Security, TBA	3.500	07/01/2050	23,000	(24,258)	(24,189)
Uniform Mortgage-Backed Security, TBA	3.500	08/01/2050	25,000	(26,307)	(26,295)
Uniform Mortgage-Backed Security, TBA	4.000	08/01/2050	105,800	(112,231)	(112,169)
Uniform Mortgage-Backed Security, TBA	6.000	07/01/2050	1,500	(1,698)	(1,670)

Total Short Sales (9.3)%				$(164,707)	$(164,535)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$6,404	$0	$0	$6,404	$(6,532)	$(128)
MBC	109,100	0	0	109,100	(112,578)	(3,478)

Total Borrowings and Other Financing Transactions	$115,504	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(84,469) at a weighted average interest rate of 1.749%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond September Futures	09/2020	50	$9,916	$55	$0	$(10)
U.S. Treasury 2-Year Note September Futures	09/2020	3,826	844,888	150	60	0
U.S. Treasury 5-Year Note September Futures	09/2020	2,209	277,764	694	0	(69)

				$899	$60	$(79)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2020	878	$(122,193)	$(378)	$137	$0
U.S. Treasury 30-Year Bond September Futures	09/2020	57	(10,178)	(104)	27	0
United Kingdom Long Gilt September Futures	09/2020	177	(30,187)	68	35	(48)

				$(414)	$199	$(48)

Total Futures Contracts				$485	$259	$(127)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2020	0.877%	$2,000	$(58)	$60	$2	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.270%	Semi-Annual	03/03/2022	CAD	58,500	$0	$490	$490	$0	$(1)
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	10,270,000	321	197	518	0	(17)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		7,240,000	(87)	(1,251)	(1,338)	34	0
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		1,640,000	201	257	458	0	(14)
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		390,000	0	(100)	(100)	0	(11)
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		390,000	0	(97)	(97)	0	(11)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		3,120,000	69	(2,960)	(2,891)	104	0
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		340,000	(11)	(599)	(610)	22	0
Pay	28-Day MXN-TIIE	8.700	Lunar	11/02/2020	MXN	244,900	(14)	166	152	1	0
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020		222,200	0	140	140	1	0
Pay	28-Day MXN-TIIE	8.748	Lunar	11/06/2020		988,300	0	623	623	4	0
Receive	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		432,700	49	(324)	(275)	0	(2)
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		453,700	0	(343)	(343)	0	(3)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		524,200	0	(419)	(419)	0	(3)

							$528	$(4,220)	$(3,692)	$166	$(62)

Total Swap Agreements							$470	$(4,160)	$(3,690)	$166	$(62)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$259	$166	$425	$0	$(127)	$(62)	$(189)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(j)

Securities with an aggregate market value of $4,504 and cash of $4,528 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2020	BRL	771		$141	$0	$(1)
	07/2020	RUB	286,254		4,095	81	0
	07/2020		$144	BRL	771	0	(2)
	04/2021	BRL	27,800		$5,048	0	(10)

BRC	09/2020		$121	MYR	520	0	0

BSH	07/2020	BRL	136,300		$32,527	7,463	0
	07/2020		$26,917	BRL	136,300	0	(1,853)

	04/2021	BRL	186,300		$35,481	1,584	0

CBK	07/2020	CAD	248		181	0	(2)

DUB	07/2020	BRL	771		146	4	0
	07/2020		$141	BRL	771	1	0
	08/2020		146		771	0	(5)

GLM	07/2020		17,922	GBP	14,530	82	0
	07/2020		100	MXN	2,230	0	(3)
	07/2020		3,834	RUB	287,823	203	0
	08/2020	GBP	56,956		$69,979	0	(615)

HUS	08/2020	EUR	4,176		4,523	1	(174)
	08/2020		$17,819	GBP	14,530	190	0
	09/2020	THB	10,231		$319	0	(12)

MYI	07/2020	AUD	15,770		10,464	0	(419)
	07/2020		$10,403	AUD	15,770	479	0
	08/2020	EUR	14,460		$15,698	0	(564)
	08/2020		$1,552	EUR	1,415	39	0

SCX	07/2020		10,849	AUD	15,770	34	0
	08/2020	AUD	15,770		$10,851	0	(34)

TOR	07/2020		15,770		10,482	0	(402)

UAG	08/2020	JPY	85,600		796	3	0

Total Forward Foreign Currency Contracts						$10,164	$(4,096)

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 08/01/2050	$ 104.563	08/06/2020	16,600	$(73)	$(10)

Total Written Options					$(73)	$(10)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$81	$0	$0	$81	$(13)	$0	$0	$(13)	$68	$0	$68
BSH	9,047	0	0	9,047	(1,853)	0	0	(1,853)	7,194	(7,380)	(186)
CBK	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
DUB	5	0	0	5	(5)	0	0	(5)	0	0	0
GLM	285	0	0	285	(618)	0	0	(618)	(333)	0	(333)
GSC	0	0	0	0	0	(10)	0	(10)	(10)	0	(10)
HUS	191	0	0	191	(186)	0	0	(186)	5	18	23
MYI	518	0	0	518	(983)	0	0	(983)	(465)	607	142
SCX	34	0	0	34	(34)	0	0	(34)	0	0	0
TOR	0	0	0	0	(402)	0	0	(402)	(402)	513	111
UAG	3	0	0	3	0	0	0	0	3	0	3

Total Over the Counter	$10,164	$0	$0	$10,164	$(4,096)	$(10)	$0	$(4,106)

(l)

Securities with an aggregate market value of $1,138 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$259	$259
Swap Agreements	0	0	0	0	166	166

	$0	$0	$0	$0	$425	$425

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,164	$0	$10,164

	$0	$0	$0	$10,164	$425	$10,589

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$127	$127
Swap Agreements	0	0	0	0	62	62

	$0	$0	$0	$0	$189	$189

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,096	$0	$4,096
Written Options	0	0	0	0	10	10

	$0	$0	$0	$4,096	$10	$4,106

	$0	$0	$0	$4,096	$199	$4,295

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	21

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

June 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$206	$206
Futures	0	0	0	0	13,247	13,247
Swap Agreements	0	10	0	0	(1,446)	(1,436)

	$0	$10	$0	$0	$12,007	$12,017

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,627	$0	$7,627

	$0	$10	$0	$7,627	$12,007	$19,644

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$34	$34
Futures	0	0	0	0	2,257	2,257
Swap Agreements	0	(12)	0	0	(947)	(959)

	$0	$(12)	$0	$0	$1,344	$1,332

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,374	$0	$13,374
Written Options	0	0	0	0	62	62

	$0	$0	$0	$13,374	$62	$13,436

	$0	$(12)	$0	$13,374	$1,406	$14,768

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$11,992	$11,992
Corporate Bonds & Notes
Banking & Finance	0	279,524	0	279,524
Industrials	0	170,132	0	170,132
Utilities	0	33,258	0	33,258
U.S. Government Agencies	0	482,389	0	482,389
U.S. Treasury Obligations	0	12,463	0	12,463
Non-Agency Mortgage-Backed Securities	0	75,388	0	75,388
Asset-Backed Securities	0	96,917	0	96,917
Sovereign Issues	0	38,769	0	38,769
Short-Term Instruments
Certificates of Deposit	0	6,008	0	6,008
Repurchase Agreements	0	115,504	0	115,504
U.S. Treasury Bills	0	238,552	0	238,552
U.S. Treasury Cash Management Bills	0	77,275	0	77,275

	$0	$1,626,179	$11,992	$1,638,171

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$353,022	$0	$0	$353,022

Total Investments	$353,022	$1,626,179	$11,992	$1,991,193

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(164,535)	$0	$(164,535)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	259	166	0	425
Over the counter	0	10,164	0	10,164

	$259	$10,330	$0	$10,589

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(127)	(62)	0	(189)
Over the counter	0	(4,106)	0	(4,106)

	$(127)	$(4,168)	$0	$(4,295)

Total Financial Derivative Instruments	$132	$6,162	$0	$6,294

Totals	$353,154	$1,467,806	$11,992	$1,832,952

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2020 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Low Duration Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

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Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts.

Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would

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normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has

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Notes to Financial Statements (Cont.)

adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained

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from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$212,514	$135,429	$(86,401)	$(381)	$3,631	$264,792	$2,129	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$22,939	$520,755	$(454,200)	$(1,662)	$398	$88,230	$654	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Bank Obligations  in which the Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolio deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a

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loan, which may have varying terms and carry different associated risks.

When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined

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repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Portfolio did not participate in the Interfund Lending Program.

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Notes to Financial Statements (Cont.)

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with

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premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that

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Notes to Financial Statements (Cont.)

amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest

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rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

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Notes to Financial Statements (Cont.)

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master

SEMIANNUAL REPORT	JUNE 30, 2020	37

Notes to Financial Statements (Cont.)

Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$ 103,603	$ 147,834

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2020	39

Notes to Financial Statements (Cont.)

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$2,016,113	$2,301,082	$218,732	$402,398

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,356	$13,892	968	$9,836

Administrative Class	16,213	166,093	17,957	182,695

Advisor Class	8,437	86,388	9,893	100,593
Issued as reinvestment of distributions

Institutional Class	9	96	29	293

Administrative Class	799	8,188	2,856	29,078

Advisor Class	577	5,909	1,976	20,125
Cost of shares redeemed

Institutional Class	(1,209)	(12,329)	(724)	(7,349)

Administrative Class	(16,919)	(172,767)	(40,939)	(415,268)

Advisor Class	(11,420)	(116,471)	(13,061)	(132,691)

Net increase (decrease) resulting from Portfolio share transactions	(2,157)	$(21,001)	(21,045)	$(212,688)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 43% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$ 25,839	$ 27,999

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$1,810,515	$38,767	$(19,771)	$18,996

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2020	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	GSC	Goldman Sachs & Co. LLC	TOR	The Toronto-Dominion Bank

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MBC	HSBC Bank Plc

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	MYR	Malaysian Ringgit

AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble

BRL	Brazilian Real	JPY	Japanese Yen	THB	Thai Baht

CAD	Canadian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BBSW3M	3 Month Bank Bill Swap Rate	EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate

BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation

42	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

SEMIANNUAL REPORT	JUNE 30, 2020	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT14SAR_063020

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2020

PIMCO Long-Term U.S. Government Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PMICO Variable Insurance Trust Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Finally, in July – after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 4.30%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.43%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -4.64%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets

2	PIMCO VARIABLE INSURANCE TRUST

Bond Index (EMBI) Global (USD Hedged), returned -1.87%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.89%.

Global equities generated weak results, driven by a sharp selloff in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities recouped a portion of their losses in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the six-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned -3.08% and global equities, as represented by the MSCI World Index, returned -5.77%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -4.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.83%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -9.78%.

Commodity prices were extremely volatile and generally moved lower. When the reporting period began, Brent crude oil was approximately $66 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 6.46% versus the British pound, but the U.S. dollar fell 0.63% and 0.19% versus the yen and the euro, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2020	3

Important Information About the PIMCO Long-Term U.S. Government Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the

4	PIMCO VARIABLE INSURANCE TRUST

nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only

Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Long-Term U.S. Government Portfolio	04/30/99	04/10/00	04/30/99	09/30/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees)

may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the

SEMIANNUAL REPORT	JUNE 30, 2020	5

Important Information About the PIMCO Long-Term U.S. Government Portfolio (Cont.)

Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a portfolio’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolio is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2020†§

U.S. Treasury Obligations	79.2%

U.S. Government Agencies	10.6%

Short-Term Instruments‡	6.5%

Non-Agency Mortgage-Backed Securities	2.8%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Long-Term U.S. Government Portfolio Institutional Class	20.89%	24.64%	8.86%	7.47%	8.10%
PIMCO Long-Term U.S. Government Portfolio Administrative Class	20.80%	24.45%	8.70%	7.31%	7.79%
PIMCO Long-Term U.S. Government Portfolio Advisor Class	20.74%	24.33%	8.58%	7.20%	7.60%
Bloomberg Barclays Long-Term Treasury Index±	21.20%	25.41%	9.26%	7.74%	7.60%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/1999.

± Bloomberg Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.595% for Institutional Class shares, 0.745% for Administrative Class shares, and 0.845% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Treasury inflation-protected securities held in lieu of nominal Treasuries detracted from performance, as breakeven inflation rates decreased.

»	Out of benchmark exposure to securitized detracted from performance, as the strategy underperformed like duration Treasuries.

»	There were no material detractors for this Fund

SEMIANNUAL REPORT	JUNE 30, 2020	7

Expense Example PIMCO Long-Term U.S. Government Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,208.90	$4.78	$1,000.00	$1,020.40	$4.37	0.88%
Administrative Class	1,000.00	1,208.00	5.60	1,000.00	1,019.66	5.12	1.03
Advisor Class	1,000.00	1,207.40	6.14	1,000.00	1,019.16	5.62	1.13

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	JUNE 30, 2020	9

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2020 - 06/30/2020+	$12.90	$0.14	$2.55	$2.69	$(0.14)	$(0.13)	$(0.27)

12/31/2019	11.62	0.27	1.29	1.56	(0.28)	0.00	(0.28)

12/31/2018	12.25	0.29	(0.58)	(0.29)	(0.29)	(0.05)	(0.34)

12/31/2017	11.49	0.29	0.75	1.04	(0.28)	0.00	(0.28)

12/31/2016	11.64	0.29	(0.17)	0.12	(0.27)	0.00	(0.27)

12/31/2015	12.05	0.32	(0.47)	(0.15)	(0.26)	0.00	(0.26)
Administrative Class

01/01/2020 - 06/30/2020+	12.90	0.13	2.55	2.68	(0.13)	(0.13)	(0.26)

12/31/2019	11.62	0.25	1.29	1.54	(0.26)	0.00	(0.26)

12/31/2018	12.25	0.27	(0.57)	(0.30)	(0.28)	(0.05)	(0.33)

12/31/2017	11.49	0.27	0.75	1.02	(0.26)	0.00	(0.26)

12/31/2016	11.64	0.27	(0.17)	0.10	(0.25)	0.00	(0.25)

12/31/2015	12.05	0.30	(0.46)	(0.16)	(0.25)	0.00	(0.25)
Advisor Class

01/01/2020 - 06/30/2020+	12.90	0.12	2.56	2.68	(0.13)	(0.13)	(0.26)

12/31/2019	11.62	0.24	1.29	1.53	(0.25)	0.00	(0.25)

12/31/2018	12.25	0.26	(0.58)	(0.32)	(0.26)	(0.05)	(0.31)

12/31/2017	11.49	0.26	0.75	1.01	(0.25)	0.00	(0.25)

12/31/2016	11.64	0.25	(0.17)	0.08	(0.23)	0.00	(0.23)

12/31/2015	12.05	0.29	(0.47)	(0.18)	(0.23)	0.00	(0.23)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$15.32	20.89%	$44,720	0.875	%*	0.875	%*	0.475	%*	0.475	%*	1.87	%*	154%

12.90	13.49	39,140	0.595		0.595		0.475		0.475		2.17		129

11.62	(2.23)	39,235	0.835		0.835		0.475		0.475		2.51		164

12.25	9.12	39,545	0.615		0.615		0.475		0.475		2.42		107

11.49	0.82	36,070	0.565		0.565		0.475		0.475		2.31		135

11.64	(1.24)	9,375	0.515		0.515		0.475		0.475		2.65		34

15.32	20.80	482,781	1.025	*	1.025	*	0.625	*	0.625	*	1.72	*	154

12.90	13.32	407,059	0.745		0.745		0.625		0.625		2.01		129

11.62	(2.38)	268,621	0.985		0.985		0.625		0.625		2.36		164

12.25	8.95	249,568	0.765		0.765		0.625		0.625		2.27		107

11.49	0.67	236,801	0.715		0.715		0.625		0.625		2.12		135

11.64	(1.39)	176,929	0.665		0.665		0.625		0.625		2.50		34

15.32	20.74	37,234	1.125	*	1.125	*	0.725	*	0.725	*	1.61	*	154

12.90	13.21	25,866	0.845		0.845		0.725		0.725		1.92		129

11.62	(2.48)	22,243	1.085		1.085		0.725		0.725		2.26		164

12.25	8.85	23,003	0.865		0.865		0.725		0.725		2.17		107

11.49	0.57	19,143	0.815		0.815		0.725		0.725		2.02		135

11.64	(1.49)	18,897	0.765		0.765		0.725		0.725		2.40		34

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	11

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$814,011
Investments in Affiliates	56,373
Financial Derivative Instruments
Exchange-traded or centrally cleared	590
Cash	1
Deposits with counterparty	3,408
Receivable for investments sold	571,485
Receivable for TBA investments sold	62,375
Receivable for Portfolio shares sold	154
Interest and/or dividends receivable	3,482
Dividends receivable from Affiliates	19
Total Assets	1,511,898

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$828,316
Financial Derivative Instruments
Exchange-traded or centrally cleared	93
Over the counter	38
Payable for investments purchased	289
Payable for investments in Affiliates purchased	19
Payable for TBA investments purchased	115,816
Deposits from counterparty	2,166
Payable for Portfolio shares redeemed	146
Accrued investment advisory fees	102
Accrued supervisory and administrative fees	113
Accrued distribution fees	7
Accrued servicing fees	58
Total Liabilities	947,163

Net Assets	$564,735

Net Assets Consist of:

Paid in capital	$451,115
Distributable earnings (accumulated loss)	113,620

Net Assets	$564,735

Net Assets:

Institutional Class	$44,720
Administrative Class	482,781
Advisor Class	37,234

Shares Issued and Outstanding:

Institutional Class	2,920
Administrative Class	31,517
Advisor Class	2,431

Net Asset Value Per Share Outstanding(a):

Institutional Class	$15.32
Administrative Class	15.32
Advisor Class	15.32

Cost of investments in securities	$774,807
Cost of investments in Affiliates	$56,424
Cost or premiums of financial derivative instruments, net	$51

* Includes repurchase agreements of:	$415

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)

Investment Income:

Interest	$7,185
Dividends from Investments in Affiliates	186
Total Income	7,371

Expenses:

Investment advisory fees	602
Supervisory and administrative fees	669
Servicing fees - Administrative Class	346
Distribution and/or servicing fees - Advisor Class	41
Trustee fees	6
Interest expense	1,069
Total Expenses	2,733
Waiver and/or Reimbursement by PIMCO	(0)
Net Expenses	2,733

Net Investment Income (Loss)	4,638

Net Realized Gain (Loss):

Investments in securities	101,492
Exchange-traded or centrally cleared financial derivative instruments	(18,718)
Over the counter financial derivative instruments	42

Net Realized Gain (Loss)	82,816

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	13,353
Investments in Affiliates	23
Exchange-traded or centrally cleared financial derivative instruments	(1,515)
Over the counter financial derivative instruments	(248)

Net Change in Unrealized Appreciation (Depreciation)	11,613

Net Increase (Decrease) in Net Assets Resulting from Operations	$99,067

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	13

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,638	$8,249
Net realized gain (loss)	82,816	11,247
Net change in unrealized appreciation (depreciation)	11,613	24,078

Net Increase (Decrease) in Net Assets Resulting from Operations	99,067	43,574

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(767)	(874)
Administrative Class	(8,136)	(7,059)
Advisor Class	(571)	(474)

Total Distributions(a)	(9,474)	(8,407)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	3,077	106,799

Total Increase (Decrease) in Net Assets	92,670	141,966

Net Assets:

Beginning of period	472,065	330,099
End of period	$564,735	$472,065

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flow PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$99,067

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,404,223)
Proceeds from sales of long-term securities	1,168,193
(Purchases) Proceeds from sales of short-term portfolio investments, net	(29,416)
(Increase) decrease in deposits with counterparty	(2,629)
(Increase) decrease in receivable for investments sold	(94,136)
(Increase) decrease in interest and/or dividends receivable	(1,620)
(Increase) decrease in dividends receivable from Affiliates	94
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(21,801)
Proceeds from (Payments on) over the counter financial derivative instruments	143
Increase (decrease) in payable for investments purchased	78,674
Increase (decrease) in deposits from counterparty	1,686
Increase (decrease) in accrued investment advisory fees	11
Increase (decrease) in accrued supervisory and administrative fees	12
Increase (decrease) in accrued distribution fees	2
Increase (decrease) in accrued servicing fees	5
Proceeds from (Payments on) short sales transactions, net	(6,292)
Net Realized (Gain) Loss
Investments in securities	(101,492)
Exchange-traded or centrally cleared financial derivative instruments	18,718
Over the counter financial derivative instruments	(42)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(13,353)
Investments in Affiliates	(23)
Exchange-traded or centrally cleared financial derivative instruments	1,515
Over the counter financial derivative instruments	248
Net amortization (accretion) on investments	388

Net Cash Provided by (Used for) Operating Activities	(306,271)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	94,261
Payments on shares redeemed	(100,645)
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	40,628
Payments on reverse repurchase agreements	(40,628)
Proceeds from sale-buyback transactions	13,343,193
Payments on sale-buyback transactions	(13,030,537)

Net Cash Received from (Used for) Financing Activities	306,272

Net Increase (Decrease) in Cash and Foreign Currency	1

Cash and Foreign Currency:

Beginning of period	0
End of period	$1

* Reinvestment of distributions	$9,474

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$1,026

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 144.1%

CORPORATE BONDS & NOTES 0.6%

BANKING & FINANCE 0.3%

MET Tower Global Funding
0.608% due 01/17/2023 •	$1,100	$1,092

MUFG Union Bank N.A.
0.791% (SOFRRATE + 0.710%) due 12/09/2022 ~	800	798

		1,890

INDUSTRIALS 0.3%

United Airlines Pass-Through Trust
2.875% due 04/07/2030	607	569
3.100% due 04/07/2030	607	509

Vessel Management Services, Inc.
3.432% due 08/15/2036	524	609

		1,687

Total Corporate Bonds & Notes (Cost $3,639)		3,577

U.S. GOVERNMENT AGENCIES 16.3%

Fannie Mae
0.000% due 05/15/2030 - 11/15/2030 (b)	2,500	2,189
0.236% due 07/25/2037 •	7	7
1.085% due 04/25/2032 •	2	2
3.000% due 09/25/2046	2,264	2,526
3.580% due 08/01/2030	1,700	1,883
3.583% due 01/01/2033 •	3	3
3.600% due 02/01/2040	1,397	1,505
4.250% due 05/25/2037	87	114
5.000% due 04/25/2032 - 08/25/2033	260	300
5.500% due 12/25/2035	82	96
6.080% due 09/01/2028	64	89
6.500% due 07/25/2031	56	65
6.625% due 11/15/2030	570	882

Freddie Mac
0.000% due 03/15/2031 - 07/15/2032 (b)	2,700	2,296
0.585% due 01/15/2033 •	4	4
0.885% due 02/15/2027 •	1	1
2.704% due 10/25/2044 •	535	541
3.000% due 04/15/2053	1,429	1,509
3.500% due 01/15/2048	546	625
3.512% due 03/25/2036 ~	261	269
3.977% due 01/25/2036 ~	246	256
4.000% due 06/15/2032 - 09/15/2044	4,560	5,126
4.000% due 12/15/2042 •	700	757
5.500% due 02/15/2034	216	248
6.750% due 03/15/2031	100	157
7.000% due 07/15/2023 - 12/01/2031	4	5

Ginnie Mae
3.250% due 08/20/2030 •	3	3
3.500% due 01/20/2044	643	729
6.000% due 08/20/2033	627	707

Residual Funding Corp. STRIPS
0.000% due 10/15/2020 - 01/15/2030 (b)	3,900	3,611

Resolution Funding Corp. STRIPS
0.000% due 04/15/2028 - 04/15/2029 (b)	3,200	2,917

Small Business Administration
5.240% due 08/01/2023	27	28
5.290% due 12/01/2027	54	59

Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (b)	800	693

Uniform Mortgage-Backed Security
2.500% due 11/01/2046	250	265
4.000% due 08/01/2048 - 08/01/2049	7,592	8,053

Uniform Mortgage-Backed Security, TBA
2.000% due 09/01/2050	6,800	6,925
2.500% due 08/01/2050 - 09/01/2050	29,400	30,579
3.500% due 07/01/2035 - 08/01/2050	1,900	1,893

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/01/2050	$13,500	$14,305

Total U.S. Government Agencies (Cost $87,731)		92,222

U.S. TREASURY OBLIGATIONS 122.1%

U.S. Treasury Bonds
1.250% due 05/15/2050	8,700	8,355
2.000% due 02/15/2050 (e)	299,590	343,019
2.500% due 02/15/2046	4,070	5,040
2.750% due 11/15/2042	5,600	7,176
2.875% due 05/15/2049	1,550	2,096
3.000% due 11/15/2044	12,440	16,658
3.000% due 11/15/2045	10,100	13,613
3.000% due 08/15/2048	10,980	15,096
3.125% due 11/15/2041	25,610	34,697
3.125% due 08/15/2044	16,530	22,545
3.125% due 05/15/2048	3,730	5,226
3.375% due 05/15/2044	3,200	4,527
3.875% due 08/15/2040	220	328
4.250% due 11/15/2040	400	625
4.500% due 08/15/2039	200	319
4.750% due 02/15/2041	790	1,311

U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2022	738	750
0.250% due 07/15/2029	100	110
0.375% due 01/15/2027	42	46
0.375% due 07/15/2027	63	68
0.500% due 01/15/2028	3,296	3,613
0.625% due 01/15/2026	162	175
0.750% due 07/15/2028	4,853	5,477
0.750% due 02/15/2042	1,021	1,225
0.875% due 01/15/2029	1,442	1,645
1.000% due 02/15/2048	1,248	1,653
1.000% due 02/15/2049	204	273
1.375% due 02/15/2044	429	586
1.750% due 01/15/2028 (g)	1,249	1,491
2.500% due 01/15/2029	1,995	2,559
3.625% due 04/15/2028	317	427

U.S. Treasury Notes
0.375% due 04/30/2025 (e)(g)	60,800	61,084
0.625% due 05/15/2030 (e)	26,400	26,324
1.500% due 02/15/2030 (e)	51,510	55,687
2.750% due 06/30/2025	2,400	2,692

U.S. Treasury STRIPS
0.000% due 02/15/2033 (a)	1,700	1,504
0.000% due 05/15/2034 (a)	500	434
0.000% due 08/15/2034 (a)	1,270	1,097
0.000% due 08/15/2035 (a)	25,270	21,507
0.000% due 08/15/2036 (a)	18,000	15,013
0.000% due 11/15/2036 (a)	2,700	2,238
0.000% due 08/15/2044 (b)	300	211
0.000% due 11/15/2044 (b)	500	350
0.000% due 05/15/2045 (b)	500	347
0.000% due 08/15/2046 (b)	500	340

Total U.S. Treasury Obligations (Cost $655,491)		689,557

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.3%

BAMLL Commercial Mortgage Securities Trust
1.235% due 04/15/2036 •	1,000	956

Bancorp Commercial Mortgage Trust
1.235% due 09/15/2036 •	1,179	1,133

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	500	557

Bear Stearns Adjustable Rate Mortgage Trust
3.889% due 02/25/2034 ~	5	5
4.016% due 04/25/2033 ~	16	17
4.103% due 01/25/2034 ~	5	5
4.260% due 04/25/2033 ~	4	4

BWAY Mortgage Trust
3.454% due 03/10/2033	700	752

Citigroup Commercial Mortgage Trust
4.149% due 01/10/2036	1,700	1,833

CityLine Commercial Mortgage Trust
2.871% due 11/10/2031 ~	1,600	1,634

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commercial Mortgage Trust
3.140% due 10/10/2036	$1,700	$1,815
3.942% due 04/10/2033 ~	500	505

Countrywide Alternative Loan Trust
0.395% due 05/25/2035 •	33	29

Countrywide Home Loan Mortgage Pass-Through Trust
0.825% due 03/25/2035 •	48	41

Credit Suisse First Boston Mortgage Securities Corp.
3.917% due 11/25/2032 ~	2	2

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.303% due 07/25/2033 ~	6	6

DBWF Mortgage Trust
3.791% due 12/10/2036	2,100	2,340

GS Mortgage Securities Trust
3.932% due 10/10/2035 ~	500	527

HarborView Mortgage Loan Trust
0.324% due 03/19/2037 •	33	31
0.634% due 05/19/2035 •	24	22
3.706% due 07/19/2035 ^~	3	3

Hilton USA Trust
3.719% due 11/05/2038	900	928

Impac CMB Trust
4.883% due 09/25/2034 þ	118	127

JPMorgan Chase Commercial Mortgage Securities Trust
1.635% due 12/15/2031 •	800	785
2.798% due 10/05/2031	1,700	1,696

JPMorgan Mortgage Trust
1.085% due 12/25/2049 •	232	231
3.968% due 07/25/2035 ~	51	50

Morgan Stanley Bank of America Merrill Lynch Trust
3.514% due 12/15/2049	1,800	1,939

Morgan Stanley Capital Trust
4.418% due 07/11/2040 ~	600	654

Motel 6 Trust
1.105% due 08/15/2034 •	361	355

Natixis Commercial Mortgage Securities Trust
3.885% due 08/15/2038	500	557

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	765	807

Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036 ^	36	33

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	3	3

Sequoia Mortgage Trust
0.540% due 07/20/2033 •	36	34

Structured Adjustable Rate Mortgage Loan Trust
0.405% due 05/25/2037 •	57	54

Structured Asset Mortgage Investments Trust
0.854% due 09/19/2032 •	24	24
1.034% due 10/19/2033 •	14	13

VNDO Trust
3.805% due 01/10/2035	1,900	2,120

WaMu Mortgage Pass-Through Certificates Trust
2.240% due 10/25/2046 •	39	34
2.504% due 08/25/2046 •	124	119
2.904% due 08/25/2042 •	1	1

Washington Mutual Mortgage Pass-Through Certificates Trust
2.966% due 05/25/2033 ~	5	4

Wells Fargo Commercial Mortgage Trust
2.933% due 11/15/2059	900	945

Worldwide Plaza Trust
3.526% due 11/10/2036	300	332

Total Non-Agency Mortgage-Backed Securities (Cost $23,331)		24,062

ASSET-BACKED SECURITIES 0.7%

Bear Stearns Asset-Backed Securities Trust
1.185% due 11/25/2042 •	30	28

ECMC Group Student Loan Trust
0.935% due 02/27/2068 •	201	196

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Acquisition Corp.
0.665% due 12/25/2035 •	$1,100	$1,069

LA Arena Funding LLC
7.656% due 12/15/2026	11	11

MASTR Asset-Backed Securities Trust
1.010% due 10/25/2034 •	628	610

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	1,500	1,522

Renaissance Home Equity Loan Trust
1.065% due 08/25/2033 •	3	2

SLM Student Loan Trust
1.591% due 10/25/2029 •	300	295
2.491% due 04/25/2023 •	163	159

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	271	286

Total Asset-Backed Securities (Cost $4,200)		4,178

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (d) 0.1%
		415

Total Short-Term Instruments (Cost $415)		415

Total Investments in Securities (Cost $774,807)		814,011

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 10.0%

SHORT-TERM INSTRUMENTS 10.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.0%

PIMCO Short Asset Portfolio	1,222,255	$12,192

PIMCO Short-Term Floating NAV Portfolio III	4,481,291	44,181

Total Short-Term Instruments (Cost $56,424)		56,373

Total Investments in Affiliates (Cost $56,424)		56,373

Total Investments 154.1% (Cost $831,231)		$870,384

Financial Derivative Instruments (f)(h) 0.1% (Cost or Premiums, net $51)		459

Other Assets and Liabilities, net (54.2)%		(306,108)

Net Assets 100.0%		$564,735

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$415	U.S. Treasury Notes 1.750% due 05/31/2022	$(423)	$415	$415

Total Repurchase Agreements						$(423)	$415	$415

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BPG	0.230%	07/02/2020	07/06/2020	$(228,617)	$(228,617)
GSC	0.030	06/18/2020	07/02/2020	(26,201)	(26,201)
	0.060	06/26/2020	07/06/2020	(174,797)	(174,798)
	0.200	06/26/2020	07/02/2020	(55,846)	(55,848)
	0.230	07/01/2020	07/02/2020	(342,851)	(342,852)

Total Sale-Buyback Transactions					$(828,316)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	17

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$415	$0	$0	$415	$(423)	$(8)

Master Securities Forward Transaction Agreement
BPG	0	0	(228,617)	(228,617)	225,870	(2,747)
GSC	0	0	(599,699)	(599,699)	597,373	(2,326)

Total Borrowings and Other Financing Transactions	$415	$0	$(828,316)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(828,316)	$0	$0	$(828,316)

Total Borrowings	$0	$(828,316)	$0	$0	$(828,316)

Payable for sale-buyback financing transactions					$(828,316)

(e)	Securities with an aggregate market value of $824,590 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(247,125) at a weighted average interest rate of 0.824%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(10) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)		Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Ultra September Futures	09/2020	332	$52,285	$	239	$0	$(83)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)		Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2020	174	$(38,424)	$	(3)	$0	$(3)
U.S. Treasury 5-Year Note September Futures	09/2020	363	(45,644)		(123)	11	0
U.S. Treasury 10-Year Note September Futures	09/2020	90	(12,525)		(34)	14	0
U.S. Treasury 30-Year Bond September Futures	09/2020	791	(141,243)		(400)	371	0

				$	(560)	$396	$(3)

Total Futures Contracts				$	(321)	$396	$(86)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	2.450%	Semi-Annual	05/13/2022	$72,200	$189	$2,997	$3,186	$16	$0
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	02/04/2023	32,400	(36)	(1,781)	(1,817)	0	(4)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025	5,500	(22)	(232)	(254)	2	0
Pay	3-Month USD-LIBOR	3.220	Semi-Annual	11/15/2028	2,100	(6)	479	473	0	(3)
Receive	3-Month USD-LIBOR	1.620	Semi-Annual	02/25/2030	4,300	(9)	(422)	(431)	8	0
Receive	3-Month USD-LIBOR	0.958	Semi-Annual	03/31/2030	6,300	(18)	(197)	(215)	12	0
Receive	3-Month USD-LIBOR	2.510	Semi-Annual	05/13/2030	14,700	(159)	(2,570)	(2,729)	30	0
Receive	3-Month USD-LIBOR	2.384	Semi-Annual	09/07/2047	7,100	220	(2,879)	(2,659)	61	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049	2,500	(9)	(887)	(896)	24	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	200	(1)	(58)	(59)	2	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	500	0	(97)	(97)	5	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	1,300	(8)	(289)	(297)	12	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	1,000	3	(198)	(195)	9	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050	200	0	(53)	(53)	2	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050	1,100	(3)	(400)	(403)	11	0

Total Swap Agreements						$141	$(6,587)	$(6,446)	$194	$(7)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$396	$194	$590	$0	$(86)	$(7)	$(93)

(g)

Securities with an aggregate market value of $4,639 and cash of $3,408 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	$100.422	08/06/2020	6,200	$(52)	$(31)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.422	08/06/2020	5,800	(38)	(7)

Total Written Options					$(90)	$(38)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
FAR	$0	$0	$0	$0	$0	$(31)	$0	$(31)	$(31)	$0	$(31)
MYC	0	0	0	0	0	0	0	0	0	(89)	(89)
SAL	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)

Total Over the Counter	$0	$0	$0	$0	$0	$(38)	$0	$(38)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	19

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$396	$396
Swap Agreements	0	0	0	0	194	194

	$0	$0	$0	$0	$590	$590

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$86	$86
Swap Agreements	0	0	0	0	7	7

	$0	$0	$0	$0	$93	$93

Over the counter
Written Options	$0	$0	$0	$0	$38	$38

	$0	$0	$0	$0	$131	$131

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	37	37
Futures	0	0	0	0	(18,780)	(18,780)
Swap Agreements	0	0	0	0	27	27

	$0	$0	$0	$0	$(18,718)	$(18,718)

Over the counter
Purchased Options	$0	$0	$0	$0	$(128)	$(128)
Written Options	0	0	0	0	170	170

	$0	$0	$0	$0	$42	$42

	$0	$0	$0	$0	$(18,676)	$(18,676)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	4,022	4,022
Swap Agreements	0	0	0	0	(5,539)	(5,539)

	$0	$0	$0	$0	$(1,515)	$(1,515)

Over the counter
Purchased Options	$0	$0	$0	$0	$(804)	$(804)
Written Options	0	0	0	0	556	556

	$0	$0	$0	$0	$(248)	$(248)

	$0	$0	$0	$0	$(1,763)	$(1,763)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,890	$0	$1,890
Industrials	0	1,687	0	1,687
U.S. Government Agencies	0	92,222	0	92,222
U.S. Treasury Obligations	0	689,557	0	689,557
Non-Agency Mortgage-Backed Securities	0	24,062	0	24,062
Asset-Backed Securities	0	4,178	0	4,178
Short-Term Instruments
Repurchase Agreements	0	415	0	415

	$0	$814,011	$0	$814,011

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$56,373	$0	$0	$56,373

Total Investments	$56,373	$814,011	$0	$870,384

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$396	$194	$0	$590

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(86)	(7)	0	(93)
Over the counter	0	(38)	0	(38)

	$(86)	$(45)	$0	$(131)

Total Financial Derivative Instruments	$310	$149	$0	$459

Totals	$56,683	$814,160	$0	$870,843

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	21

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and

SEMIANNUAL REPORT	JUNE 30, 2020	23

Notes to Financial Statements (Cont.)

options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based

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Notes to Financial Statements (Cont.)

upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-

dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$12,047	$121	$0	$0	$24	$12,192	$121	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$15,017	$758,765	$(729,600)	$0	$(1)	$44,181	$65	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the

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Notes to Financial Statements (Cont.)

full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing

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terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument.

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Notes to Financial Statements (Cont.)

Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(c) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments,

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may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise.

To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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Notes to Financial Statements (Cont.)

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

SEMIANNUAL REPORT	JUNE 30, 2020	33

Notes to Financial Statements (Cont.)

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.225%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at

SEMIANNUAL REPORT	JUNE 30, 2020	35

Notes to Financial Statements (Cont.)

ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$1,402,300	$1,163,662	$1,913	$16

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2020 (Unaudited)		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	498	$7,562	528	$6,528

Administrative Class	4,766	71,002	13,563	173,546

Advisor Class	1,039	15,824	665	8,431
Issued as reinvestment of distributions

Institutional Class	51	767	69	874

Administrative Class	536	8,136	556	7,059

Advisor Class	38	571	38	474
Cost of shares redeemed

Institutional Class	(663)	(10,133)	(938)	(11,648)

Administrative Class	(5,342)	(80,753)	(5,671)	(70,665)

Advisor Class	(651)	(9,899)	(612)	(7,800)

Net increase (decrease) resulting from Portfolio share transactions	272	$3,077	8,198	$106,799

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 65% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$833,299	$47,926	$(17,646)	$30,280

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2020	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BPG	BNP Paribas Securities Corp.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services LLC

FAR	Wells Fargo Bank National Association	GSC	Goldman Sachs & Co. LLC	SAL	Citigroup Global Markets, Inc.

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

SOFRRATE	Secured Overnight Financing Rate

Other Abbreviations:

LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

38	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

SEMIANNUAL REPORT	JUNE 30, 2020	39

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT13SAR_063020

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2020

PIMCO Real Return Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 4.30%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.43%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -4.64%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.87%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.89%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities generated weak results, driven by a sharp selloff in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities recouped a portion of their losses in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the six-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned -3.08% and global equities, as represented by the MSCI World Index, returned -5.77%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -4.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.83%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -9.78%.

Commodity prices were extremely volatile and generally moved lower. When the reporting period began, Brent crude oil was approximately $66 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 6.46% versus the British pound, but the U.S. dollar fell 0.63% and 0.19% versus the yen and the euro, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2020	3

Important Information About the PIMCO Real Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the

4	PIMCO VARIABLE INSURANCE TRUST

nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Real Return Portfolio	09/30/99	04/10/00	09/30/99	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30,

SEMIANNUAL REPORT	JUNE 30, 2020	5

Important Information About the PIMCO Real Return Portfolio (Cont.)

are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a portfolio’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolio is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Real Return Portfolio

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2020†§

U.S. Treasury Obligations	67.6%

U.S. Government Agencies	12.2%

Short-Term Instruments‡	6.5%

Sovereign Issues	4.1%

Asset-Backed Securities	3.9%

Corporate Bonds & Notes	3.0%

Non-Agency Mortgage-Backed Securities	2.6%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Real Return Portfolio Institutional Class	6.02%	8.19%	3.72%	3.49%	5.82%
PIMCO Real Return Portfolio Administrative Class	5.94%	8.03%	3.56%	3.33%	5.76%
PIMCO Real Return Portfolio Advisor Class	5.89%	7.92%	3.46%	3.23%	4.02%
Bloomberg Barclays U.S. TIPS Index±	6.01%	8.28%	3.75%	3.52%	5.59%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/1999.

± Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 1.38% for Institutional Class shares, 1.53% for Administrative Class shares, and 1.63% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. Treasury inflation-protected securities (“TIPS”) contributed to absolute performance, as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, posted positive returns.

»	Overweight exposure to U.S. real interest rate positioning contributed to relative performance, as U.S. real yields decreased.

»	Short exposure to high yield corporate credit through sell-protection index credit default swaps contributed to relative performance, as these securities posted negative returns.

»

Underweight exposure to European and U.K. breakeven inflation (“BEI”) spreads (or the yield differential between nominal bonds and like-maturity inflation-indexed bonds) contributed to relative performance, as European and U.K. BEI spreads narrowed.

»	Exposure to investment grade corporate credit and mortgage-backed securities (“MBS”) detracted from relative performance, as investment grade corporate credit and MBS spreads widened.

»	Positions within emerging market currencies detracted from relative performance, as these currencies depreciated versus the U.S.

SEMIANNUAL REPORT	JUNE 30, 2020	7

Expense Example PIMCO Real Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,060.20	$4.23	$1,000.00	$1,020.62	$4.15	0.83%
Administrative Class	1,000.00	1,059.40	4.99	1,000.00	1,019.88	4.89	0.98
Advisor Class	1,000.00	1,058.90	5.50	1,000.00	1,019.39	5.39	1.08

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	JUNE 30, 2020	9

Financial Highlights PIMCO Real Return Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2020 - 06/30/2020+	$12.64	$(0.01)	$0.77	$0.76	$(0.12)	$0.00	$0.00	$(0.12)

12/31/2019	11.85	0.24	0.77	1.01	(0.22)	0.00	0.00	(0.22)

12/31/2018	12.42	0.34	(0.59)	(0.25)	(0.32)	0.00	0.00	(0.32)

12/31/2017	12.27	0.32	0.14	0.46	(0.26)	0.00	(0.05)	(0.31)

12/31/2016	11.93	0.30	0.34	0.64	(0.18)	0.00	(0.12)	(0.30)

12/31/2015	12.81	0.12	(0.45)	(0.33)	(0.55)	0.00	0.00	(0.55)
Administrative Class

01/01/2020 - 06/30/2020+	12.64	(0.02)	0.77	0.75	(0.11)	0.00	0.00	(0.11)

12/31/2019	11.85	0.22	0.78	1.00	(0.21)	0.00	0.00	(0.21)

12/31/2018	12.42	0.32	(0.59)	(0.27)	(0.30)	0.00	0.00	(0.30)

12/31/2017	12.27	0.30	0.14	0.44	(0.24)	0.00	(0.05)	(0.29)

12/31/2016	11.93	0.29	0.33	0.62	(0.16)	0.00	(0.12)	(0.28)

12/31/2015	12.81	0.09	(0.44)	(0.35)	(0.53)	0.00	0.00	(0.53)
Advisor Class

01/01/2020 - 06/30/2020+	12.64	(0.03)	0.77	0.74	(0.10)	0.00	0.00	(0.10)

12/31/2019	11.85	0.21	0.77	0.98	(0.19)	0.00	0.00	(0.19)

12/31/2018	12.42	0.32	(0.60)	(0.28)	(0.29)	0.00	0.00	(0.29)

12/31/2017	12.27	0.29	0.14	0.43	(0.23)	0.00	(0.05)	(0.28)

12/31/2016	11.93	0.28	0.33	0.61	(0.15)	0.00	(0.12)	(0.27)

12/31/2015	12.81	0.09	(0.45)	(0.36)	(0.52)	0.00	0.00	(0.52)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$13.28	6.02%	$195,934	0.83	%*	0.83	%*	0.50	%*	0.50	%*	(0.22	)%*	122%

12.64	8.60	189,206	1.38		1.38		0.50		0.50		1.96		231

11.85	(2.06)	180,506	1.27		1.27		0.50		0.50		2.80		234

12.42	3.81	181,673	0.89		0.89		0.50		0.50		2.60		157

12.27	5.35	154,072	0.76		0.76		0.50		0.50		2.42		132

11.93	(2.56)	168,482	0.63		0.63		0.50		0.50		0.91		114

13.28	5.94	1,190,433	0.98	*	0.98	*	0.65	*	0.65	*	(0.37	)*	122

12.64	8.44	1,205,456	1.53		1.53		0.65		0.65		1.81		231

11.85	(2.21)	1,266,321	1.42		1.42		0.65		0.65		2.67		234

12.42	3.65	1,476,888	1.04		1.04		0.65		0.65		2.40		157

12.27	5.19	1,789,709	0.91		0.91		0.65		0.65		2.38		132

11.93	(2.70)	2,037,284	0.78		0.78		0.65		0.65		0.71		114

13.28	5.89	337,476	1.08	*	1.08	*	0.75	*	0.75	*	(0.40	)*	122

12.64	8.33	366,402	1.63		1.63		0.75		0.75		1.70		231

11.85	(2.31)	386,746	1.52		1.52		0.75		0.75		2.60		234

12.42	3.55	520,684	1.14		1.14		0.75		0.75		2.35		157

12.27	5.09	506,438	1.01		1.01		0.75		0.75		2.31		132

11.93	(2.80)	513,250	0.88		0.88		0.75		0.75		0.67		114

SEMIANNUAL REPORT	JUNE 30, 2020	11

Statement of Assets and Liabilities PIMCO Real Return Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$2,404,423
Investments in Affiliates	154,593
Financial Derivative Instruments
Exchange-traded or centrally cleared	738
Over the counter	3,135
Deposits with counterparty	2,794
Foreign currency, at value	4,343
Receivable for investments sold	325,173
Receivable for investments sold on a delayed-delivery basis	49,824
Receivable for TBA investments sold	325,282
Receivable for Portfolio shares sold	5,457
Interest and/or dividends receivable	6,759
Dividends receivable from Affiliates	27
Total Assets	3,282,548

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$936,656
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,031
Over the counter	3,729
Payable for investments purchased	2,554
Payable for investments in Affiliates purchased	27
Payable for TBA investments purchased	604,842
Deposits from counterparty	8,319
Payable for Portfolio shares redeemed	614
Accrued investment advisory fees	348
Accrued supervisory and administrative fees	348
Accrued distribution fees	69
Accrued servicing fees	143
Other liabilities	25
Total Liabilities	1,558,705

Net Assets	$1,723,843

Net Assets Consist of:

Paid in capital	$1,775,279
Distributable earnings (accumulated loss)	(51,436)

Net Assets	$1,723,843

Net Assets:

Institutional Class	$195,934
Administrative Class	1,190,433
Advisor Class	337,476

Shares Issued and Outstanding:

Institutional Class	14,759
Administrative Class	89,671
Advisor Class	25,421

Net Asset Value Per Share Outstanding(a):

Institutional Class	$13.28
Administrative Class	13.28
Advisor Class	13.28

Cost of investments in securities	$2,257,569
Cost of investments in Affiliates	$154,577
Cost of foreign currency held	$4,399
Cost or premiums of financial derivative instruments, net	$(2,694)

* Includes repurchase agreements of:	$12,430

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)

Investment Income:

Interest	$5,262
Dividends from Investments in Affiliates	128
Total Income	5,390

Expenses:

Investment advisory fees	2,141
Supervisory and administrative fees	2,142
Servicing fees—Administrative Class	877
Distribution and/or servicing fees—Advisor Class	440
Trustee fees	21
Interest expense	2,832
Miscellaneous expense	3
Total Expenses	8,456
Waiver and/or Reimbursement by PIMCO	(1)
Net Expenses	8,455

Net Investment Income (Loss)	(3,065)

Net Realized Gain (Loss):

Investments in securities	16,816
Investments in Affiliates	(41)
Exchange-traded or centrally cleared financial derivative instruments	(24,267)
Over the counter financial derivative instruments	4,281
Foreign currency	167

Net Realized Gain (Loss)	(3,044)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	98,870
Investments in Affiliates	14
Exchange-traded or centrally cleared financial derivative instruments	3,454
Over the counter financial derivative instruments	(45)
Foreign currency assets and liabilities	402

Net Change in Unrealized Appreciation (Depreciation)	102,695

Net Increase (Decrease) in Net Assets Resulting from Operations	$96,586

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	13

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$(3,065)	$32,611
Net realized gain (loss)	(3,044)	(4,089)
Net change in unrealized appreciation (depreciation)	102,695	119,571

Net Increase (Decrease) in Net Assets Resulting from Operations	96,586	148,093

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,752)	(3,362)
Administrative Class	(9,701)	(20,683)
Advisor Class	(2,724)	(5,899)

Total Distributions(a)	(14,177)	(29,944)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(119,630)	(190,658)

Total Increase (Decrease) in Net Assets	(37,221)	(72,509)

Net Assets:

Beginning of period	1,761,064	1,833,573
End of period	$1,723,843	$1,761,064

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Real Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$96,586

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(2,944,622)
Proceeds from sales of long-term securities	3,084,951
(Purchases) Proceeds from sales of short-term portfolio investments, net	(128,099)
(Increase) decrease in deposits with counterparty	259
(Increase) decrease in receivable for investments sold	14,503
(Increase) decrease in interest and/or dividends receivable	1,781
(Increase) decrease in dividends receivable from Affiliates	(3)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(20,326)
Proceeds from (Payments on) over the counter financial derivative instruments	4,087
Increase (decrease) in payable for investments purchased	215,939
Increase (decrease) in deposits from counterparty	5,140
Increase (decrease) in accrued investment advisory fees	(26)
Increase (decrease) in accrued supervisory and administrative fees	(26)
Increase (decrease) in accrued distribution fees	(9)
Increase (decrease) in accrued servicing fees	(11)
Proceeds from (Payments on) foreign currency transactions	569
Net Realized (Gain) Loss
Investments in securities	(16,816)
Investments in Affiliates	41
Exchange-traded or centrally cleared financial derivative instruments	24,267
Over the counter financial derivative instruments	(4,281)
Foreign currency	(167)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(98,870)
Investments in Affiliates	(14)
Exchange-traded or centrally cleared financial derivative instruments	(3,454)
Over the counter financial derivative instruments	45
Foreign currency assets and liabilities	(402)
Net amortization (accretion) on investments	3,526

Net Cash Provided by (Used for) Operating Activities	234,568

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	180,060
Payments on shares redeemed	(317,091)
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	9,371
Payments on reverse repurchase agreements	(9,371)
Proceeds from sale-buyback transactions	3,215,418
Payments on sale-buyback transactions	(3,312,614)

Net Cash Received from (Used for) Financing Activities	(234,227)

Net Increase (Decrease) in Cash and Foreign Currency	341

Cash and Foreign Currency:

Beginning of period	4,002
End of period	$4,343

* Reinvestment of distributions	$14,177

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$1,673

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2020	15

Schedule of Investments PIMCO Real Return Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 139.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

Hilton Worldwide Finance LLC
1.935% (LIBOR03M + 1.750%) due 06/22/2026 ~		$77	$72

Total Loan Participations and Assignments (Cost $77)			72

CORPORATE BONDS & NOTES 4.5%

BANKING & FINANCE 2.6%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		100	100

Akelius Residential Property AB
3.375% due 09/23/2020	EUR	100	113

Ally Financial, Inc.
4.250% due 04/15/2021		$50	51

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		200	188

British Transco International Finance BV
0.000% due 11/04/2021 (b)		580	573

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(d)(e)	EUR	600	695

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$2,600	2,763

Deutsche Bank AG
4.250% due 10/14/2021		10,200	10,471

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		1,800	1,754

ING Bank NV
2.625% due 12/05/2022		3,200	3,358

International Lease Finance Corp.
8.250% due 12/15/2020		2,310	2,365

Jackson National Life Global Funding
2.375% due 09/15/2022		500	515

Lloyds Banking Group PLC
1.106% (US0003M + 0.800%) due 06/21/2021 ~		2,800	2,812
4.947% due 06/27/2025 •(d)(e)	EUR	600	657

Mitsubishi UFJ Financial Group, Inc.
2.230% (US0003M + 1.880%) due 03/01/2021 ~		$1,097	1,109

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.960% due 09/19/2023		400	431

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		100	98
2.650% due 07/13/2022		200	197

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		200	188

Royal Bank of Scotland Group PLC
1.847% (US0003M + 1.550%) due 06/25/2024 ~		2,100	2,102
4.519% due 06/25/2024 •		1,400	1,522
7.500% due 08/10/2020 •(d)(e)		1,120	1,125
8.625% due 08/15/2021 •(d)(e)		400	417

SBA Tower Trust
2.877% due 07/15/2046		600	602

UniCredit SpA
7.830% due 12/04/2023		8,450	9,783

			43,989

INDUSTRIALS 1.2%

AbbVie, Inc.
3.375% due 09/15/2020		1,060	1,067
5.000% due 12/15/2021		1,540	1,617

Central Nippon Expressway Co. Ltd.
2.362% due 05/28/2021		200	202

Charter Communications Operating LLC
4.464% due 07/23/2022		140	149

Danone S.A.
2.077% due 11/02/2021		500	509

Dell International LLC
4.420% due 06/15/2021		1,500	1,542

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

eBay, Inc.
2.600% due 07/15/2022		$100	$103

EQT Corp.
4.875% due 11/15/2021		207	203

ERAC USA Finance LLC
4.500% due 08/16/2021		480	496

Flex Ltd.
5.000% due 02/15/2023		100	108

General Motors Co.
1.274% (US0003M + 0.800%) due 08/07/2020 ~		70	70

Hewlett Packard Enterprise Co.
2.093% (US0003M + 0.720%) due 10/05/2021 ~		3,100	3,095

JT International Financial Services BV
3.500% due 09/28/2023		200	215

McDonald’s Corp.
1.317% (US0003M + 0.430%) due 10/28/2021 ~		5,400	5,413

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		1,700	1,731

NXP BV
3.875% due 09/01/2022		200	212

Penske Truck Leasing Co. LP
3.375% due 02/01/2022		100	103

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		31	32

Sunoco Logistics Partners Operations LP
4.400% due 04/01/2021		500	510

Textron, Inc.
0.998% (US0003M + 0.550%) due 11/10/2020 ~		3,650	3,639

Toyota Tsusho Corp.
3.625% due 09/13/2023		200	214

VMware, Inc.
3.900% due 08/21/2027		190	201

YPF S.A.
33.088% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	12,930	120

			21,551

UTILITIES 0.7%

AT&T, Inc.
1.100% (US0003M + 0.750%) due 06/01/2021 ~		$2,800	2,814
5.150% due 02/15/2050		1,540	1,977
5.300% due 08/15/2058		580	756

Eversource Energy
2.900% due 10/01/2024		100	107

Petrobras Global Finance BV
5.093% due 01/15/2030		3,558	3,551
6.125% due 01/17/2022		212	223

Sempra Energy
0.763% (US0003M + 0.450%) due 03/15/2021 ~		1,550	1,553
2.900% due 02/01/2023		500	523

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023		100	105

Sprint Corp.
7.250% due 09/15/2021		100	105

			11,714

Total Corporate Bonds & Notes (Cost $74,682)			77,254

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		560	564

Total Municipal Bonds & Notes (Cost $535)			564

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 18.0%

Fannie Mae
0.228% due 12/25/2036 •	$21	$21
0.335% due 08/25/2034 •	20	20
0.535% due 07/25/2037 - 05/25/2042 •	39	39
0.585% due 03/25/2049 •	7,427	7,423
0.625% due 05/25/2036 •	9	9
2.891% due 07/01/2044 - 09/01/2044 •	19	19
3.085% due 10/01/2035 •	34	34
3.723% due 05/25/2035 ~	138	145

Freddie Mac
0.315% due 08/25/2031 •	26	26
0.635% due 09/15/2042 •	4,297	4,357
0.720% due 07/15/2044 •	2,149	2,156
2.704% due 10/25/2044 •	1,481	1,497
2.891% due 02/25/2045 •	451	455
3.937% due 01/01/2034 •	39	41
4.501% due 12/01/2035 •	22	23

Ginnie Mae
0.590% due 02/20/2049 •	7,037	7,029
1.904% due 04/20/2067 •	2,390	2,439
2.266% due 08/20/2068 •	3,256	3,226

NCUA Guaranteed Notes
0.624% due 10/07/2020 •	520	519
0.734% due 12/08/2020 •	2,087	2,087

Small Business Administration
6.020% due 08/01/2028	265	292

Uniform Mortgage-Backed Security, TBA
2.000% due 09/01/2050	11,200	11,405
2.500% due 08/01/2050 - 09/01/2050	48,400	50,323
3.000% due 09/01/2050	37,100	38,942
3.500% due 08/01/2050	42,440	44,639
4.000% due 07/01/2050 - 08/01/2050	126,200	133,772

Total U.S. Government Agencies (Cost $310,821)		310,938

U.S. TREASURY OBLIGATIONS 100.4%

U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2021 (g)	109,035	109,659
0.125% due 01/15/2022	32,949	33,429
0.125% due 04/15/2022 (i)	21,927	22,270
0.125% due 07/15/2022	32,859	33,667
0.125% due 01/15/2023	23,732	24,337
0.125% due 10/15/2024 (g)	29,187	30,608
0.125% due 07/15/2026 (g)	111,779	118,863
0.125% due 01/15/2030 (k)	40	43
0.250% due 07/15/2029 (g)	86,898	95,164
0.375% due 07/15/2023	55,027	57,365
0.375% due 07/15/2025	30,747	32,884
0.375% due 01/15/2027	44,461	47,976
0.375% due 07/15/2027	40,676	44,272
0.500% due 04/15/2024 (i)	13,157	13,845
0.500% due 01/15/2028 (g)	65,788	72,123
0.625% due 07/15/2021	2	2
0.625% due 04/15/2023 (i)	23,178	24,127
0.625% due 01/15/2026 (g)	158,767	172,133
0.625% due 02/15/2043 (k)	5,599	6,608
0.750% due 07/15/2028	27,472	31,004
0.750% due 02/15/2042	13,449	16,128
0.750% due 02/15/2045	51,448	63,037
0.875% due 01/15/2029	15,234	17,375
0.875% due 02/15/2047	19,340	24,709
1.000% due 02/15/2046	25,198	32,635
1.000% due 02/15/2048	5,644	7,476
1.375% due 02/15/2044 (g)	65,185	89,089
1.750% due 01/15/2028 (g)	70,285	83,926
2.000% due 01/15/2026	47,902	55,740
2.125% due 02/15/2040 (g)	45,573	67,271
2.125% due 02/15/2041	6,968	10,423
2.375% due 01/15/2025 (g)	59,739	68,865
2.375% due 01/15/2027	18,286	22,230
2.500% due 01/15/2029 (g)	57,904	74,296
3.375% due 04/15/2032 (k)	2,176	3,242

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 04/15/2028		$40,181	$54,121
3.875% due 04/15/2029		47,248	66,840

U.S. Treasury Notes
1.750% due 12/31/2024 (i)(k)		2,120	2,262

Total U.S. Treasury Obligations (Cost $1,582,165)			1,730,044

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.8%

Adjustable Rate Mortgage Trust
3.911% due 05/25/2036 ^~		116	109

Alliance Bancorp Trust
0.425% due 07/25/2037 •		883	746

American Home Mortgage Investment Trust
2.015% due 09/25/2045 •		56	55

AREIT Trust
2.805% due 04/14/2037 •		2,800	2,815

Banc of America Funding Trust
0.630% due 07/20/2036 •		25	24
4.185% due 01/20/2047 ^~		145	137
4.217% due 02/20/2036 ~		200	189

Banc of America Mortgage Trust
3.234% due 06/25/2035 ~		31	27
3.756% due 02/25/2036 ^~		171	158

Bancorp Commercial Mortgage Trust
1.235% due 09/15/2036 •		1,867	1,794

Bear Stearns Adjustable Rate Mortgage Trust
3.454% due 07/25/2036 ^~		210	197
3.737% due 01/25/2035 ~		148	143
3.747% due 03/25/2035 ~		190	181
3.766% due 02/25/2036 ^~		46	44
4.270% due 10/25/2035 •		266	263

Bear Stearns ALT-A Trust
3.736% due 09/25/2035 ^~		838	658
3.761% due 03/25/2036 ^~		317	263

Chase Mortgage Finance Trust
3.744% due 02/25/2037 ~		15	14

ChaseFlex Trust
6.000% due 02/25/2037 ^		328	208

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.465% due 01/25/2035 •		5	5

Citigroup Mortgage Loan Trust
2.570% due 05/25/2035 •		11	11
3.228% due 09/25/2059 þ		834	840
3.258% due 04/25/2066 ~		640	645
3.934% due 09/25/2037 ^~		430	404
4.004% due 03/25/2037 ^~		2,123	1,958
4.140% due 03/25/2036 ^•		281	269

Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035 •		7	6
5.500% due 08/25/2034		53	54

Countrywide Alternative Loan Trust
0.295% due 06/25/2046 •		62	64
0.365% due 05/25/2047 •		96	83
0.370% due 02/20/2047 ^•		333	247
0.375% due 09/25/2046 ^•		2,391	2,181
0.465% due 12/25/2035 •		22	20
2.504% due 12/25/2035 •		55	49
6.000% due 03/25/2037 ^		3,525	2,221
6.000% due 04/25/2037		454	455

Countrywide Home Loan Mortgage Pass-Through Trust
3.269% due 05/20/2036 ^~		64	62
3.748% due 10/20/2035 ~		1,232	1,193
5.500% due 08/25/2035 ^		47	43
6.000% due 04/25/2036		392	301
6.000% due 03/25/2037 ^		1,325	1,056

Credit Suisse Mortgage Capital Certificates
3.522% due 08/26/2058		739	762
5.919% due 10/26/2036 ~		196	189

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
0.285% due 10/25/2036 ^•		9	7

Eurosail PLC
1.143% due 06/13/2045 •	GBP	2,024	2,483

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Horizon Alternative Mortgage Securities Trust
3.259% due 06/25/2034 ~		$105	$102
6.000% due 02/25/2037 ^		360	243

First Horizon Mortgage Pass-Through Trust
3.864% due 08/25/2035 ~		169	140

Great Hall Mortgages PLC
0.302% due 03/18/2039 •	GBP	92	111
0.322% due 06/18/2038 •		85	103

GreenPoint Mortgage Funding Trust
0.365% due 09/25/2046 •		$327	293
0.625% due 06/25/2045 •		171	148
0.725% due 11/25/2045 •		124	102

GS Mortgage Securities Trust
4.592% due 08/10/2043		1,480	1,481

GSR Mortgage Loan Trust
3.337% due 07/25/2035 ~		152	149
3.928% due 12/25/2034 ~		183	179
4.065% due 09/25/2035 ~		116	116
4.270% due 01/25/2035 ~		57	54

HarborView Mortgage Loan Trust
0.384% due 09/19/2037 •		57	52
0.530% due 06/20/2035 •		60	60
0.634% due 05/19/2035 •		46	42
0.754% due 02/19/2036 •		105	80

Hawksmoor Mortgages
1.287% due 05/25/2053 •	GBP	6,734	8,342

IndyMac Mortgage Loan Trust
0.465% due 07/25/2035 •		$190	155
0.965% due 05/25/2034 •		20	18
3.717% due 12/25/2034 ~		70	67
3.964% due 11/25/2035 ^~		53	51

JPMorgan Mortgage Trust
3.343% due 07/27/2037 ~		421	429
3.721% due 07/25/2035 ~		193	188
3.774% due 02/25/2035 ~		90	85
3.976% due 09/25/2035 ~		21	20
4.150% due 07/25/2035 ~		79	78
4.187% due 08/25/2035 ^~		98	89
4.466% due 08/25/2035 ~		112	109

Lehman XS Trust
1.335% due 12/25/2037 •		3,337	3,024

MASTR Adjustable Rate Mortgages Trust
4.088% due 11/21/2034 ~		79	79

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.885% due 11/15/2031 •		62	61

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.625% due 12/15/2030 •		71	68

Merrill Lynch Mortgage Investors Trust
0.435% due 11/25/2035 •		60	56
3.608% due 12/25/2035 ~		81	70

Morgan Stanley Mortgage Loan Trust
3.226% due 06/25/2036 ~		159	159

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		7,026	7,384

Residential Accredit Loans, Inc. Trust
0.485% due 08/25/2035 •		66	56
2.624% due 10/25/2037 ~		1,145	1,009

Residential Asset Securitization Trust
0.585% due 05/25/2035 •		614	461
6.500% due 09/25/2036 ^		248	152

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^		211	206

Sequoia Mortgage Trust
0.390% due 07/20/2036 •		413	389
0.544% due 10/19/2026 •		20	20

Structured Adjustable Rate Mortgage Loan Trust
2.904% due 01/25/2035 ^•		68	62
3.765% due 02/25/2034 ~		64	62
3.875% due 08/25/2035 ~		82	78

Structured Asset Mortgage Investments Trust
0.375% due 06/25/2036 •		37	36
0.395% due 04/25/2036 •		193	192

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.444% due 07/19/2035 •		$429	$404
0.854% due 10/19/2034 •		41	39

Structured Asset Securities Corp. Mortgage Loan Trust
0.395% due 11/25/2035 •		5,980	5,931

Towd Point Mortgage Funding PLC
1.677% due 10/20/2051 •	GBP	5,872	$7,277

Wachovia Mortgage Loan Trust
0.628% due 01/25/2037 •		$1,711	971

WaMu Mortgage Pass-Through Certificates Trust
2.234% due 01/25/2047 •		373	357
2.240% due 07/25/2046 •		457	412
2.240% due 11/25/2046 •		60	55
2.274% due 05/25/2047 •		244	215
2.371% due 08/25/2035 ~		10	9
2.501% due 12/25/2046 •		58	53
2.504% due 02/25/2046 •		87	83
2.704% due 11/25/2042 •		9	9
3.767% due 12/25/2035 ~		86	81

Total Non-Agency Mortgage-Backed Securities (Cost $67,391)			66,239

ASSET-BACKED SECURITIES 5.8%

ACE Securities Corp. Home Equity Loan Trust
0.385% due 03/25/2037 •		422	258

Adagio CLO Ltd.
0.660% due 10/15/2029 •	EUR	475	529

AlbaCore EURO CLO DAC
0.000% due 07/18/2031 «•(a)		900	1,011

Argent Mortgage Loan Trust
0.665% due 05/25/2035 •		$682	605

Argent Securities Trust
0.345% due 05/25/2036 •		129	47

Atrium Corp.
1.928% due 04/22/2027 •		1,984	1,952

Babson Euro CLO BV
0.659% due 10/25/2029 •	EUR	575	640

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		$124	124

Benefit Street Partners CLO Ltd.
1.915% due 07/18/2027 •		841	834

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	1,642	1,834
2.487% due 10/03/2029 •		$1,108	1,100

Brookside Mill CLO Ltd.
1.955% due 01/17/2028 •		2,066	2,034

Carlyle Global Market Strategies Euro CLO DAC
0.730% due 09/21/2029 •	EUR	278	310

Catamaran CLO Ltd.
1.841% due 01/27/2028 •		$4,136	4,071

CIT Mortgage Loan Trust
1.535% due 10/25/2037 •		441	441
1.685% due 10/25/2037 •		3,400	3,260

Citigroup Mortgage Loan Trust
0.265% due 01/25/2037 •		110	87

Citigroup Mortgage Loan Trust, Inc.
0.435% due 06/25/2037 •		3,434	3,413

College Loan Corp. Trust
1.241% due 01/25/2024 •		800	778

CoreVest American Finance Trust
2.968% due 10/15/2049		531	541

Countrywide Asset-Backed Certificates
0.375% due 11/25/2037 •		4,327	4,034
0.435% due 03/25/2037 •		1,260	1,119

Countrywide Asset-Backed Certificates Trust
0.925% due 08/25/2047 •		225	215

Credit-Based Asset Servicing & Securitization LLC
0.405% due 07/25/2037 •		906	694
1.235% due 06/25/2035 •		386	355

Credit-Based Asset Servicing & Securitization Trust
0.245% due 11/25/2036 •		63	38

CVP Cascade CLO Ltd.
2.326% due 01/16/2026 •		66	66

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ellington Loan Acquisition Trust
1.285% due 05/25/2037 •		$455	$442

First Franklin Mortgage Loan Trust
0.655% due 11/25/2036 •		2,400	2,050

Fremont Home Loan Trust
0.320% due 10/25/2036 •		938	834

GSAA Home Equity Trust
6.220% due 03/25/2046 þ		369	272

GSAMP Trust
0.255% due 12/25/2036 •		77	42
0.920% due 09/25/2035 ^•		68	67
1.160% due 03/25/2035 ^•		54	48

Halcyon Loan Advisors Funding Ltd.
2.055% due 04/20/2027 •		887	877

Home Equity Asset Trust
0.635% due 02/25/2036 •		2,200	2,063
0.980% due 07/25/2034 •		197	193

HSI Asset Securitization Corp. Trust
0.235% due 10/25/2036 •		5	3

IndyMac Mortgage Loan Trust
0.255% due 07/25/2036 •		653	259

Jamestown CLO Ltd.
1.909% due 07/15/2026 •		642	641
2.355% due 01/17/2027 •		2,507	2,489

JPMorgan Mortgage Acquisition Trust
0.395% due 10/25/2036 •		82	79

Jubilee CLO BV
0.442% due 12/15/2029 •	EUR	2,400	2,682
0.586% due 07/12/2028 •		1,100	1,215

KVK CLO Ltd.
2.211% due 01/14/2028 •		$502	493

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		613	628

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		1,093	870

Lehman XS Trust
0.345% due 05/25/2036 •		1,107	1,094
5.019% due 06/25/2036 þ		747	763

LoanCore Issuer Ltd.
1.315% due 05/15/2036 •		2,700	2,674

Long Beach Mortgage Loan Trust
0.305% due 08/25/2036 •		1,179	590

Mackay Shields Euro CLO
1.550% due 08/15/2033 «•(a)	EUR	750	843

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •		800	886

Marathon CLO Ltd.
1.244% due 11/21/2027 •		$1,398	1,385

Marlette Funding Trust
2.690% due 09/17/2029		396	398

MASTR Asset-Backed Securities Trust
0.685% due 10/25/2035 ^•		66	60

Merrill Lynch Mortgage Investors Trust
0.265% due 09/25/2037 •		23	13
0.305% due 02/25/2037 •		294	112

Morgan Stanley IXIS Real Estate Capital Trust
0.235% due 11/25/2036 •		10	4

New Century Home Equity Loan Trust
0.950% due 02/25/2035 •		114	110

NovaStar Mortgage Funding Trust
0.890% due 01/25/2036 •		2,025	1,974

OCP CLO Ltd.
1.811% due 10/26/2027 •		1,402	1,388
1.985% due 04/17/2027 •		537	534
2.019% due 07/15/2027 •		1,127	1,120

Park Place Securities, Inc.
0.655% due 09/25/2035 •		2,142	2,132

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.675% due 09/25/2035 •		$775	$738
1.235% due 10/25/2034 •		3,850	3,695

RAAC Trust
0.525% due 08/25/2036 •		410	409

Renaissance Home Equity Loan Trust
0.945% due 12/25/2032 •		60	57

Residential Asset Securities Corp. Trust
0.415% due 06/25/2036 •		4,110	3,947

Saxon Asset Securities Trust
0.495% due 09/25/2037 •		842	793

Securitized Asset-Backed Receivables LLC Trust
0.245% due 12/25/2036 ^•		293	89
0.335% due 07/25/2036 •		228	124
0.345% due 07/25/2036 •		3,167	1,507

SLM Private Education Loan Trust
2.435% due 06/16/2042 •		354	355

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	148	166
0.019% due 01/25/2024 •		412	463
1.541% due 10/25/2064 •		$2,877	2,738
2.491% due 04/25/2023 •		2,199	2,153

Soundview Home Loan Trust
0.245% due 11/25/2036 •		45	17
0.365% due 07/25/2037 •		1,080	1,005
0.385% due 06/25/2037 •		1,901	1,501

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		3,699	3,746

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		318	321

Structured Asset Securities Corp. Mortgage Loan Trust
1.673% due 04/25/2035 •		163	158

Symphony CLO Ltd.
2.261% due 07/14/2026 •		1,121	1,110

THL Credit Wind River CLO Ltd.
2.089% due 10/15/2027 •		309	306
2.099% due 01/15/2026 •		452	450

Tralee CLO Ltd.
2.165% due 10/20/2027 •		1,899	1,875

Venture CLO Ltd.
2.039% due 04/15/2027 •		3,873	3,834
2.099% due 07/15/2027 •		1,924	1,899

Voya CLO Ltd.
1.711% due 07/25/2026 •		1,459	1,451

Z Capital Credit Partners CLO Ltd.
2.126% due 07/16/2027 •		2,963	2,925

Total Asset-Backed Securities (Cost $101,209)			100,549

SOVEREIGN ISSUES 6.1%

Argentina Government International Bond
26.415% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	16,489	142
30.022% (BADLARPP) due 10/04/2022 ~		300	4

Australia Government International Bond
1.250% due 02/21/2022	AUD	7,053	4,940
3.000% due 09/20/2025		11,274	9,027

Canada Government Real Return Bond
4.250% due 12/01/2026 (c)	CAD	5,811	5,563

Italy Buoni Poliennali Del Tesoro
1.400% due 05/26/2025 (c)	EUR	30,277	34,756

Japan Government International Bond
0.100% due 03/10/2028 (c)	JPY	1,194,747	11,026
0.100% due 03/10/2029 (c)		1,230,632	11,392

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mexico Government International Bond
7.750% due 05/29/2031	MXN	53,861	$2,657

New Zealand Government International Bond
2.000% due 09/20/2025	NZD	7,046	4,988
3.000% due 09/20/2030		15,659	13,007

Peru Government International Bond
5.940% due 02/12/2029	PEN	5,300	1,729

Qatar Government International Bond
3.875% due 04/23/2023		$2,000	2,150

Saudi Government International Bond
4.000% due 04/17/2025		3,170	3,521

Total Sovereign Issues (Cost $106,834)			104,902

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Banco Santander S.A.
6.250% due 09/11/2021 •(d)(e)		100,000	108

Bank of America Corp.
5.875% due 03/15/2028 •(d)		1,220,000	1,249

Total Preferred Securities (Cost $1,333)			1,357

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (f) 0.7%
			12,430

		PRINCIPAL AMOUNT (000s)
ARGENTINA TREASURY BILLS 0.0%
30.365% due 08/28/2020 ~	ARS	7,707	74

Total Short-Term Instruments (Cost $12,522)			12,504

Total Investments in Securities (Cost $2,257,569)			2,404,423

		SHARES
INVESTMENTS IN AFFILIATES 9.0%

SHORT-TERM INSTRUMENTS 9.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.0%

PIMCO Short-Term Floating NAV Portfolio III		15,680,355	154,593

Total Short-Term Instruments (Cost $154,577)			154,593

Total Investments in Affiliates (Cost $154,577)			154,593

Total Investments 148.4% (Cost $2,412,146)			$2,559,016

Financial Derivative Instruments (h)(j) (0.0)% (Cost or Premiums, net $(2,694))			(887)

Other Assets and Liabilities, net (48.4)%			(834,286)

Net Assets 100.0%			$1,723,843

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.130%	06/30/2020	07/01/2020	$5,500	U.S. Treasury Notes 0.250% due 06/15/2023	$(5,610)	$5,500	$5,500
FICC	0.000	06/30/2020	07/01/2020	6,930	U.S. Treasury Notes 1.750% due 05/31/2022	(7,068)	6,930	6,930

Total Repurchase Agreements						$(12,678)	$12,430	$12,430

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BPG	0.220%	05/21/2020	08/21/2020	$(35,965)	$(35,974)
	0.220	06/12/2020	08/28/2020	(6,243)	(6,243)
	0.220	06/18/2020	08/28/2020	(4,063)	(4,063)
	0.220	06/19/2020	09/10/2020	(3,480)	(3,481)
	0.230	05/05/2020	07/06/2020	(9,482)	(9,486)
	0.230	05/18/2020	07/20/2020	(136,760)	(136,798)
	0.230	06/12/2020	08/11/2020	(5,562)	(5,562)
	0.230	06/18/2020	08/11/2020	(171,238)	(171,252)
	0.240	05/21/2020	08/06/2020	(2,247)	(2,248)
	0.250	04/22/2020	07/20/2020	(96,352)	(96,399)
GSC	0.240	07/01/2020	07/02/2020	(309,204)	(309,204)
TDM	0.250	05/22/2020	07/14/2020	(148,508)	(148,549)
	0.250	06/19/2020	07/22/2020	(7,396)	(7,397)

Total Sale-Buyback Transactions					$(936,656)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$5,500	$0	$0	$5,500	$(5,610)	$(110)
FICC	6,930	0	0	6,930	(7,069)	(139)

Master Securities Forward Transaction Agreement
BPG	0	0	(471,506)	(471,506)	477,277	5,771
BPS	0	0	0	0	(6,465)	(6,465)
GSC	0	0	(309,204)	(309,204)	308,838	(366)
TDM	0	0	(155,946)	(155,946)	154,963	(983)

Total Borrowings and Other Financing Transactions	$12,430	$0	$(936,656)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(707,833)	$(228,823)	$0	$(936,656)

Total Borrowings	$0	$(707,833)	$(228,823)	$0	$(936,656)

Payable for sale-buyback financing transactions					$(936,656)

(g)	Securities with an aggregate market value of $942,674 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(456,322) at a weighted average interest rate of 1. 219%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(109) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl September Futures	09/2020	490	$74,308	$371	$0	$(39)
Euro-Bund 10-Year Bond September Futures	09/2020	275	54,538	348	0	(56)
U.S. Treasury 5-Year Note September Futures	09/2020	330	41,495	67	0	(10)
U.S. Treasury 10-Year Ultra September Futures	09/2020	187	29,450	533	0	(47)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2020	105	22,906	(191)	0	(108)

				$1,128	$0	$(260)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note September Futures	09/2020	85	$(6,867)	$(3)	$1	$0
Australia Government 10-Year Bond September Futures	09/2020	46	(4,723)	(75)	6	(4)
Euro-BTP Italy Government Bond September Futures	09/2020	396	(52,760)	(495)	11	(75)
Euro-Buxl 30-Year Bond September Futures	09/2020	24	(5,931)	(250)	29	0
Euro-OAT France Government 10-Year Bond September Futures	09/2020	4	(753)	(10)	0	0
Euro-Schatz September Futures	09/2020	2,475	(311,823)	56	69	0
Japan Government 10-Year Bond September Futures	09/2020	17	(23,924)	(1)	30	0
U.S. Treasury 2-Year Note September Futures	09/2020	25	(5,521)	(1)	0	0
U.S. Treasury 10-Year Note September Futures	09/2020	2,026	(281,962)	(828)	317	0
U.S. Treasury 30-Year Bond September Futures	09/2020	503	(89,817)	62	236	0
United Kingdom Long Gilt September Futures	09/2020	1	(171)	0	0	0

				$(1,545)	$699	$(79)

Total Futures Contracts				$(417)	$699	$(339)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(3)	Notional Amount(4)			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
											Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.320%		EUR	720	$12	$(10)	$2	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2020	0.877	$		400	(10)	10	0	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	1.476			800	(45)	33	(12)	2	0

								$(43)	$33	$(10)	$2	$0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$	2,392	$(163)	$174	$11	$0	$(17)
CDX.HY-34 5-Year Index	(5.000)	Quarterly	06/20/2025		19,855	1,177	(1,057)	120	0	(157)

						$1,014	$(883)	$131	$0	$(174)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month NZD-BBR	3.250%	Semi-Annual	03/21/2028	NZD	11,800	$36	$(1,667)	$(1,631)	$0	$(25)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	400,000	(7)	(79)	(86)	3	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		118,480	(2)	(25)	(27)	1	0
Pay	CPURNSA	1.030	Maturity	06/18/2021	$	16,400	0	18	18	0	(19)
Pay(6)	CPURNSA	1.335	Maturity	07/01/2021		4,700	0	0	0	0	(5)
Receive	CPURNSA	1.580	Maturity	09/20/2021		700	0	(11)	(11)	0	0
Receive	CPURNSA	1.592	Maturity	09/20/2021		9,700	(2)	(153)	(155)	0	(1)
Receive	CPURNSA	2.500	Maturity	07/15/2022		30,300	(2,696)	(1,394)	(4,090)	15	0
Receive	CPURNSA	2.069	Maturity	07/15/2022		3,700	0	(116)	(116)	1	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		20,900	0	(960)	(960)	7	0
Receive	CPURNSA	2.263	Maturity	04/27/2023		14,090	(2)	(755)	(757)	8	0
Receive	CPURNSA	2.263	Maturity	05/09/2023		3,250	0	(174)	(174)	2	0
Receive	CPURNSA	2.281	Maturity	05/10/2023		4,970	0	(280)	(280)	0	(6)
Pay	CPURNSA	2.379	Maturity	07/09/2028		3,700	(2)	397	395	0	(7)
Pay	CPURNSA	2.165	Maturity	04/16/2029		18,000	0	1,378	1,378	0	(40)
Pay	CPURNSA	1.954	Maturity	06/03/2029		6,450	0	350	350	0	(12)
Pay	CPURNSA	1.998	Maturity	07/25/2029		20,100	0	1,229	1,229	0	(43)
Pay	CPURNSA	1.760	Maturity	11/04/2029		12,300	(11)	403	392	0	(24)
Receive	FRCPXTOB	1.160	Maturity	08/15/2020	EUR	430	0	(7)	(7)	0	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		3,900	0	(116)	(116)	0	(1)
Pay	UKRPI	2.890	Maturity	06/15/2022	GBP	13,700	5	101	106	0	(10)
Pay	UKRPI	3.850	Maturity	09/15/2024		10,900	0	832	832	0	(14)
Pay	UKRPI	3.330	Maturity	01/15/2025		17,800	530	9	539	0	(34)
Pay	UKRPI	3.438	Maturity	01/15/2030		12,100	0	345	345	0	(76)
Pay	UKRPI	3.480	Maturity	01/15/2030		1,400	19	31	50	0	(9)
Pay	UKRPI	3.400	Maturity	06/15/2030		4,400	156	217	373	0	(29)
Pay	UKRPI	3.325	Maturity	08/15/2030		18,600	132	928	1,060	0	(150)

							$(1,844)	$501	$(1,343)	$37	$(505)

Total Swap Agreements							$(873)	$(349)	$(1,222)	$39	$(679)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$699	$39	$738	$0	$(339)	$(692)	$(1,031)

(i)

Securities with an aggregate market value of $13,208 and cash of $2,945 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	21

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information
(7)	Unsettled variation margin liability of $(13) for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2020		$5,876	JPY	627,809	$0	$(61)
	08/2020	JPY	627,809		$5,878	61	0
	08/2020		$1	RUB	100	0	0
	09/2020		13	ILS	43	0	0

BPS	07/2020	BRL	945		$176	3	0
	07/2020	EUR	5,062		5,723	39	(3)
	07/2020	GBP	3,110		3,935	82	0
	07/2020		$173	BRL	945	1	0
	07/2020		2,457	EUR	2,189	2	0
	07/2020		1,016	GBP	819	0	(2)
	07/2020		20	RUB	1,431	1	0
	08/2020		7		467	0	0
	09/2020		206	IDR	2,927,945	0	(8)

BRC	09/2020		151	MYR	650	0	0

BSH	07/2020		1,264	BRL	6,372	0	(93)

	07/2020	BRL	6,372		$1,164	0	(8)

CBK	07/2020		6,372		1,525	353	0
	07/2020		$1,164	BRL	6,372	8	0
	07/2020		3,570	EUR	3,166	0	(13)
	08/2020	NZD	27,610		$17,686	0	(132)
	08/2020		$13	RUB	919	0	(1)

DUB	07/2020	BRL	945		$173	0	(1)
	07/2020		$179	BRL	945	0	(5)
	08/2020	BRL	945		$179	5	0

GLM	07/2020	EUR	921		1,035	0	0
	07/2020	GBP	15,817		19,509	0	(90)
	07/2020		$9	RUB	690	0	0
	08/2020		12		798	0	0

HUS	07/2020	CAD	8,345		$6,065	0	(82)
	07/2020	EUR	4,105		4,593	4	(23)
	07/2020	GBP	3,109		3,858	6	0
	07/2020	NZD	18,406		11,415	0	(463)
	07/2020	PEN	5,663		1,648	50	0
	07/2020		$480	CAD	657	4	0
	07/2020		6	RUB	438	0	0
	08/2020	CAD	657		$480	0	(4)
	08/2020	GBP	10,608		13,010	0	(138)

JPM	07/2020	EUR	1,796		2,027	9	0
	08/2020		$13	RUB	879	0	0
	11/2020	MXN	55,105		$2,421	65	0

MYI	07/2020	AUD	20,921		13,882	0	(556)
	07/2020		$13,802	AUD	20,921	636	0
	07/2020		7,339	JPY	785,071	0	(68)
	08/2020	JPY	785,071		$7,342	68	0

SCX	07/2020	EUR	26,140		29,094	0	(274)
	07/2020	NZD	4,602		2,854	0	(115)
	07/2020		$14,393	AUD	20,921	45	0
	08/2020	AUD	20,921		$14,395	0	(46)
	08/2020	EUR	32,669		36,718	0	(12)
	08/2020	GBP	10,608		13,013	0	(135)

TOR	07/2020	AUD	20,921		13,905	0	(533)
	07/2020	JPY	2,466,600		22,913	68	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2020		$1,979	CAD	2,700	$11	$0
	07/2020		4,752	JPY	508,248	0	(45)
	08/2020	CAD	2,700		$1,979	0	(10)
	08/2020	JPY	508,248		4,754	45	0

UAG	07/2020	NZD	4,602		2,851	0	(118)
	07/2020		$5,103	JPY	545,472	0	(51)
	07/2020		8	RUB	572	0	0
	08/2020	JPY	545,472		$5,105	51	0
	08/2020		$16	RUB	1,142	0	0

Total Forward Foreign Currency Contracts						$1,617	$(3,090)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	$72.000	07/07/2020	11,100	$0	$0

Total Purchased Options					$0	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	08/19/2020	6,000	$(4)	$(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	6,000	(12)	(8)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	08/19/2020	4,800	(7)	(5)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.550	09/16/2020	5,500	(4)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	09/16/2020	5,500	(11)	(12)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	09/16/2020	4,500	(2)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	09/16/2020	4,500	(9)	(9)

BPS	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	08/19/2020	3,700	(3)	(2)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.625	08/19/2020	5,200	(4)	(4)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	3,700	(5)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	08/19/2020	5,200	(7)	(5)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	09/16/2020	4,000	(2)	(3)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.100	09/16/2020	4,000	(8)	(6)

DUB	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.550	08/19/2020	4,400	(4)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	08/19/2020	4,400	(4)	(4)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	4,000	(4)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	4,000	(10)	(8)

GST	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	5,800	(4)	(13)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	08/19/2020	5,000	(3)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	5,000	(8)	(6)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	4,600	(3)	(8)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	09/16/2020	4,000	(3)	(3)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.100	09/16/2020	4,000	(7)	(6)

JPM	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	4,500	(4)	(5)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	4,500	(11)	(10)

						$(143)	$(141)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	09/29/2020	4,300	$(56)	$0

GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	8,600	(391)	(4)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	34,300	(250)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,900	(20)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	14,800	(273)	0

						$(990)	$(4)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	23

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	08/27/2020	5,000	$ (154)	$(167)
JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	3,100	(94)	(101)
MYC	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	6,400	(210)	(205)

							$ (458)	$(473)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2050	$101.000	07/07/2020	3,400	$(24)	$(2)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.078	08/06/2020	11,800	(50)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.133	08/06/2020	1,700	(7)	(2)

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2050	100.398	07/07/2020	6,200	(43)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	100.789	07/07/2020	9,400	(61)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	102.504	07/07/2020	5,700	(27)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	102.531	07/07/2020	3,800	(13)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.563	08/06/2020	1,000	(5)	(1)

					$(230)	$(21)

Total Written Options					$(1,821)	$(639)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	CPURNSA	1.570%	Maturity	11/23/2020	$	1,500	$0	$1	$1	$0

BRC	Pay	3-Month ILS-TELBOR	1.950	Annual	06/20/2028	ILS	3,080	0	106	106	0

DUB	Pay	3-Month ILS-TELBOR	2.100	Annual	06/20/2028		2,950	0	111	111	0

GLM	Pay	3-Month ILS-TELBOR	1.971	Annual	02/16/2028		5,730	0	206	206	0
	Pay	3-Month ILS-TELBOR	1.883	Annual	03/21/2028		3,500	0	117	117	0
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		2,390	0	85	85	0

HUS	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		1,890	0	67	67	0

								$0	$693	$693	$0

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(3)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.220%	Maturity	08/20/2020	$80,000	$0	$825	$825	$0

Total Swap Agreements								$0	$1,518	$1,518	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$61	$0	$1	$62	$(61)	$(42)	$0	$(103)	$(41)	$0	$(41)
BPS	128	0	825	953	(13)	(25)	0	(38)	915	(900)	15
BRC	0	0	106	106	0	0	0	0	106	0	106
BSH	0	0	0	0	(101)	0	0	(101)	(101)	0	(101)
CBK	361	0	0	361	(146)	0	0	(146)	215	(300)	(85)
DUB	5	0	111	116	(6)	(20)	0	(26)	90	(30)	60
FAR	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
GLM	$0	$0	$408	$408	$(90)	$(171)	$0	$(261)	$147	$(720)	$(573)
GSC	0	0	0	0	0	(14)	0	(14)	(14)	0	(14)
GST	0	0	0	0	0	(39)	0	(39)	(39)	217	178
HUS	64	0	67	131	(710)	0	0	(710)	(579)	523	(56)
JPM	74	0	0	74	0	(121)	0	(121)	(47)	284	237
MYC	0	0	0	0	0	(205)	0	(205)	(205)	(132)	(337)
MYI	704	0	0	704	(624)	0	0	(624)	80	19	99
SCX	45	0	0	45	(582)	0	0	(582)	(537)	348	(189)
TOR	124	0	0	124	(588)	0	0	(588)	(464)	582	118
UAG	51	0	0	51	(169)	0	0	(169)	(118)	0	(118)

Total Over the Counter	$1,617	$0	$1,518	$3,135	$(3,090)	$(639)	$0	$(3,729)

(k)

Securities with an aggregate market value of $2,112 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$699	$699
Swap Agreements	0	2	0	0	37	39

	$0	$2	$0	$0	$736	$738

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,617	$0	$1,617
Swap Agreements	0	0	0	0	1,518	1,518

	$0	$0	$0	$1,617	$1,518	$3,135

	$0	$2	$0	$1,617	$2,254	$3,873

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$339	$339
Swap Agreements	0	174	0	0	505	679

	$0	$174	$0	$0	$844	$1,018

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,090	$0	$3,090
Written Options	0	141	0	0	498	639

	$0	$141	$0	$3,090	$498	$3,729

	$0	$315	$0	$3,090	$1,342	$4,747

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	25

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

June 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Written Options	0	0	0	0	150	150
Futures	0	0	0	0	(16,065)	(16,065)
Swap Agreements	0	3,719	0	0	(12,072)	(8,353)

	$0	$3,719	$0	$0	$(27,986)	$(24,267)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,037	$0	$2,037
Purchased Options	0	0	0	0	4,863	4,863
Written Options	0	65	0	0	(3,002)	(2,937)
Swap Agreements	0	48	0	0	270	318

	$0	$113	$0	$2,037	$2,131	$4,281

	$0	$3,832	$0	$2,037	$(25,855)	$(19,986)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(49)	$(49)
Futures	0	0	0	0	(977)	(977)
Swap Agreements	0	1,108	0	0	3,372	4,480

	$0	$1,108	$0	$0	$2,346	$3,454

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$74	$0	$74
Purchased Options	0	0	0	0	1,421	1,421
Written Options	0	(15)	0	0	(1,928)	(1,943)
Swap Agreements	0	(53)	0	0	456	403

	$0	$(68)	$0	$74	$(51)	$(45)

	$0	$1,040	$0	$74	$2,295	$3,409

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$72	$0	$72
Corporate Bonds & Notes
Banking & Finance	0	43,989	0	43,989
Industrials	0	21,551	0	21,551
Utilities	0	11,714	0	11,714
Municipal Bonds & Notes
West Virginia	0	564	0	564
U.S. Government Agencies	0	310,938	0	310,938
U.S. Treasury Obligations	0	1,730,044	0	1,730,044
Non-Agency Mortgage-Backed Securities	0	66,239	0	66,239
Asset-Backed Securities	0	98,695	1,854	100,549
Sovereign Issues	0	104,902	0	104,902
Preferred Securities
Banking & Finance	0	1,357	0	1,357
Short-Term Instruments
Repurchase Agreements	0	12,430	0	12,430
Argentina Treasury Bills	0	74	0	74

	$0	$2,402,569	$1,854	$2,404,423

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$154,593	$0	$0	$154,593

Total Investments	$154,593	$2,402,569	$1,854	$2,559,016

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$699	$39	$0	$738
Over the counter	0	3,135	0	3,135

	$699	$3,174	$0	$3,873

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(339)	(679)	0	(1,018)
Over the counter	(8)	(3,721)	0	(3,729)

	$(347)	$(4,400)	$0	$(4,747)

Total Financial Derivative Instruments	$352	$(1,226)	$0	$(874)

Totals	$154,945	$2,401,343	$1,854	$2,558,142

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2020 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Real Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital

SEMIANNUAL REPORT	JUNE 30, 2020	27

Notes to Financial Statements (Cont.)

gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of

SEMIANNUAL REPORT	JUNE 30, 2020	29

Notes to Financial Statements (Cont.)

the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate

SEMIANNUAL REPORT	JUNE 30, 2020	31

Notes to Financial Statements (Cont.)

fund is filed with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolio’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$33,991	$1,400,929	$(1,280,300)	$(41)	$14	$154,593	$128	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions   involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds   are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in

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a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are

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Notes to Financial Statements (Cont.)

supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The

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Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the

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Notes to Financial Statements (Cont.)

Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will

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specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

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Notes to Financial Statements (Cont.)

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the

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seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual

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Notes to Financial Statements (Cont.)

funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Portfolio will not receive the principal until maturity.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated

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with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular

SEMIANNUAL REPORT	JUNE 30, 2020	41

Notes to Financial Statements (Cont.)

organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative

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fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$0	$10,858

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$2,877,127	$2,984,907	$56,818	$51,379

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1,298	$16,734	1,448	$17,959

Administrative Class	12,362	159,925	8,590	106,326

Advisor Class	490	6,309	515	6,380
Issued as reinvestment of distributions

Institutional Class	135	1,752	269	3,362

Administrative Class	745	9,701	1,653	20,683

Advisor Class	209	2,724	471	5,899
Cost of shares redeemed

Institutional Class	(1,637)	(21,024)	(1,984)	(24,466)

Administrative Class	(18,769)	(240,686)	(21,756)	(269,324)

Advisor Class	(4,255)	(55,065)	(4,641)	(57,477)

Net increase (decrease) resulting from Portfolio share transactions	(9,422)	$(119,630)	(15,435)	$(190,658)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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As of June 30, 2020, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 42% of the Portfolio. One of the shareholders is a related party and comprises 15% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$83,650	$71,660

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$2,421,979	$157,989	$(23,185)	$134,804

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2020	45

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.

BOS	BofA Securities, Inc.	FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC

BPG	BNP Paribas Securities Corp.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co. LLC	TDM	TD Securities (USA) LLC

BSH	Banco Santander S.A. - New York Branch	GST	Goldman Sachs International	TOR	The Toronto-Dominion Bank

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	MYR	Malaysian Ringgit

AUD	Australian Dollar	IDR	Indonesian Rupiah	NZD	New Zealand Dollar

BRL	Brazilian Real	ILS	Israeli Shekel	PEN	Peruvian New Sol

CAD	Canadian Dollar	JPY	Japanese Yen	RUB	Russian Ruble

EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	LIBOR03M	3 Month USD-LIBOR

CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Prices Index

CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OAT	Obligations Assimilables du Trésor

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	NCUA	National Credit Union Administration	YOY	Year-Over-Year

CLO	Collateralized Loan Obligation

46	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

SEMIANNUAL REPORT	JUNE 30, 2020	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT16SAR_063020

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2020

PIMCO Short-Term Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 4.30%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.43%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -4.64%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.87%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.89%.

2	PIMCO VARIABLE INSURANCE TRUST

Global equities generated weak results, driven by a sharp selloff in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities recouped a portion of their losses in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the six-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned -3.08% and global equities, as represented by the MSCI World Index, returned -5.77%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -4.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.83%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -9.78%.

Commodity prices were extremely volatile and generally moved lower. When the reporting period began, Brent crude oil was approximately $66 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 6.46% versus the British pound, but the U.S. dollar fell 0.63% and 0.19% versus the yen and the euro, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2020	3

Important Information About the PIMCO Short-Term Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There

4	PIMCO VARIABLE INSURANCE TRUST

remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only

Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Short-Term Portfolio	09/30/99	04/28/00	09/30/99	09/30/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent

SEMIANNUAL REPORT	JUNE 30, 2020	5

Important Information About the PIMCO Short-Term Portfolio (Cont.)

twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a portfolio’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolio is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Short-Term Portfolio

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2020†§

Corporate Bonds & Notes	57.4%

Asset-Backed Securities	12.8%

Non-Agency Mortgage-Backed Securities	10.9%

Short-Term Instruments‡	9.8%

U.S. Treasury Obligations	4.1%

U.S. Government Agencies	2.6%

Other	2.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Short-Term Portfolio Institutional Class	1.45%	2.78%	2.25%	1.86%	2.83%
PIMCO Short-Term Portfolio Administrative Class	1.38%	2.63%	2.09%	1.71%	2.76%
PIMCO Short-Term Portfolio Advisor Class	1.33%	2.53%	1.98%	1.60%	1.64%
FTSE 3-Month Treasury Bill Index±	0.52%	1.56%	1.15%	0.61%	1.71%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/1999.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.64% for Institutional Class shares, 0.79% for Administrative Class shares, and 0.89% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to high yield corporate spread duration contributed to relative performance, as spreads widened.

»	Overweight exposure to Canadian duration contributed to relative performance, as rates declined.

»	Overweight exposure to Australian duration contributed to relative performance, as rates declined.

»	Positions in U.S. Treasury inflation-protected securities detracted from relative performance, as breakeven inflation rates declined.

»	Positions in non-Agency mortgage-backed securities detracted from relative performance, as excess returns for these securities were negative.

SEMIANNUAL REPORT	JUNE 30, 2020	7

Expense Example PIMCO Short-Term Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,014.50	$2.49	$1,000.00	$1,022.25	$2.50	0.50%
Administrative Class	1,000.00	1,013.80	3.24	1,000.00	1,021.51	3.25	0.65
Advisor Class	1,000.00	1,013.30	3.73	1,000.00	1,021.02	3.75	0.75

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	JUNE 30, 2020	9

Financial Highlights PIMCO Short-Term Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2020 - 06/30/2020+	$10.32	$0.10	$0.05	$0.15	$(0.10)	$0.00	$(0.10)

12/31/2019	10.29	0.28	0.02	0.30	(0.27)	0.00	(0.27)

12/31/2018	10.37	0.26	(0.09)	0.17	(0.24)	(0.01)	(0.25)

12/31/2017	10.30	0.21	0.05	0.26	(0.19)	0.00	(0.19)

12/31/2016	10.27	0.17	0.09	0.26	(0.18)	(0.05)	(0.23)

12/31/2015	10.26	0.11	0.02	0.13	(0.11)	(0.01)	(0.12)
Administrative Class

01/01/2020 - 06/30/2020+	10.32	0.09	0.05	0.14	(0.09)	0.00	(0.09)

12/31/2019	10.29	0.27	0.01	0.28	(0.25)	0.00	(0.25)

12/31/2018	10.37	0.24	(0.08)	0.16	(0.23)	(0.01)	(0.24)

12/31/2017	10.30	0.19	0.06	0.25	(0.18)	0.00	(0.18)

12/31/2016	10.27	0.15	0.09	0.24	(0.16)	(0.05)	(0.21)

12/31/2015	10.26	0.09	0.03	0.12	(0.10)	(0.01)	(0.11)
Advisor Class

01/01/2020 - 06/30/2020+	10.32	0.09	0.05	0.14	(0.09)	0.00	(0.09)

12/31/2019	10.29	0.26	0.01	0.27	(0.24)	0.00	(0.24)

12/31/2018	10.37	0.23	(0.09)	0.14	(0.21)	(0.01)	(0.22)

12/31/2017	10.30	0.18	0.06	0.24	(0.17)	0.00	(0.17)

12/31/2016	10.27	0.14	0.09	0.23	(0.15)	(0.05)	(0.20)

12/31/2015	10.26	0.08	0.03	0.11	(0.09)	(0.01)	(0.10)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.37	1.45%	$25,864	0.50	%*	0.50	%*	0.45	%*	0.45	%*	1.98	%*	76%

10.32	2.95	39,236	0.64		0.64		0.45		0.45		2.70		76

10.29	1.68	8,352	0.51		0.51		0.45		0.45		2.47		71

10.37	2.55	6,492	0.60		0.60		0.45		0.45		2.04		161

10.30	2.52	6,534	0.48		0.48		0.45		0.45		1.66		862

10.27	1.26	5,872	0.47		0.47		0.45		0.45		1.04		756

10.37	1.38	237,018	0.65	*	0.65	*	0.60	*	0.60	*	1.78	*	76

10.32	2.80	234,168	0.79		0.79		0.60		0.60		2.62		76

10.29	1.53	233,601	0.66		0.66		0.60		0.60		2.34		71

10.37	2.40	140,075	0.75		0.75		0.60		0.60		1.88		161

10.30	2.37	136,266	0.63		0.63		0.60		0.60		1.50		862

10.27	1.11	139,039	0.62		0.62		0.60		0.60		0.91		756

10.37	1.33	219,782	0.75	*	0.75	*	0.70	*	0.70	*	1.68	*	76

10.32	2.69	205,254	0.89		0.89		0.70		0.70		2.52		76

10.29	1.43	189,730	0.76		0.76		0.70		0.70		2.22		71

10.37	2.30	153,735	0.85		0.85		0.70		0.70		1.79		161

10.30	2.27	135,645	0.73		0.73		0.70		0.70		1.40		862

10.27	1.01	125,889	0.72		0.72		0.70		0.70		0.80		756

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	11

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$470,489
Investments in Affiliates	27,761
Financial Derivative Instruments
Exchange-traded or centrally cleared	62
Over the counter	485
Cash	415
Deposits with counterparty	4,300
Foreign currency, at value	649
Receivable for investments sold	1,235
Receivable for Portfolio shares sold	1,269
Interest and/or dividends receivable	1,527
Dividends receivable from Affiliates	5
Total Assets	508,197

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$16,170
Payable for sale-buyback transactions	3,000
Financial Derivative Instruments
Exchange-traded or centrally cleared	185
Over the counter	1,114
Payable for investments purchased	4,677
Payable for investments in Affiliates purchased	5
Deposits from counterparty	110
Payable for Portfolio shares redeemed	21
Accrued investment advisory fees	98
Accrued supervisory and administrative fees	79
Accrued distribution fees	45
Accrued servicing fees	29
Total Liabilities	25,533

Net Assets	$482,664

Net Assets Consist of:

Paid in capital	$479,328
Distributable earnings (accumulated loss)	3,336

Net Assets	$482,664

Net Assets:

Institutional Class	$25,864
Administrative Class	237,018
Advisor Class	219,782

Shares Issued and Outstanding:

Institutional Class	2,494
Administrative Class	22,852
Advisor Class	21,191

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.37
Administrative Class	10.37
Advisor Class	10.37

Cost of investments in securities	$469,470
Cost of investments in Affiliates	$27,758
Cost of foreign currency held	$671
Cost or premiums of financial derivative instruments, net	$87

* Includes repurchase agreements of:	$203

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)

Investment Income:

Interest	$5,644
Dividends from Investments in Affiliates	141
Total Income	5,785

Expenses:

Investment advisory fees	594
Supervisory and administrative fees	476
Servicing fees - Administrative Class	172
Distribution and/or servicing fees - Advisor Class	263
Trustee fees	6
Interest expense	109
Total Expenses	1,620

Net Investment Income (Loss)	4,165

Net Realized Gain (Loss):

Investments in securities	2,861
Investments in Affiliates	(380)
Exchange-traded or centrally cleared financial derivative instruments	(2,562)
Over the counter financial derivative instruments	2,311
Foreign currency	83

Net Realized Gain (Loss)	2,313

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(3,133)
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	2,584
Over the counter financial derivative instruments	469
Foreign currency assets and liabilities	187

Net Change in Unrealized Appreciation (Depreciation)	105

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,583

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	13

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,165	$11,788
Net realized gain (loss)	2,313	(3,026)
Net change in unrealized appreciation (depreciation)	105	3,728

Net Increase (Decrease) in Net Assets Resulting from Operations	6,583	12,490

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(332)	(723)
Administrative Class	(2,056)	(5,690)
Advisor Class	(1,785)	(4,677)

Total Distributions(a)	(4,173)	(11,090)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	1,596	45,575

Total Increase (Decrease) in Net Assets	4,006	46,975

Net Assets:

Beginning of period	478,658	431,683
End of period	$482,664	$478,658

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.9%

American Honda Finance Corp.
1.156% (LIBOR03M + 0.850%) due 03/29/2021 «~		$700	$697

Toyota Motor Credit Corp.
0.886% (LIBOR03M + 0.580%) due 09/28/2020 «~		2,000	1,997
1.114% (LIBOR03M + 0.830%) due 03/29/2021 «~		1,900	1,891

Total Loan Participations and Assignments (Cost $4,598)			4,585

CORPORATE BONDS & NOTES 59.3%

BANKING & FINANCE 34.5%

ADCB Finance Cayman Ltd.
1.400% due 06/14/2021	GBP	500	618

AerCap Ireland Capital DAC
4.450% due 12/16/2021		$1,600	1,616
4.500% due 05/15/2021		500	503
4.625% due 10/30/2020		400	402

AIA Group Ltd.
0.826% (US0003M + 0.520%) due 09/20/2021 ~		1,800	1,802

Air Lease Corp.
2.250% due 01/15/2023		400	394
2.750% due 01/15/2023		700	691
3.500% due 01/15/2022		400	404

Aircastle Ltd.
5.125% due 03/15/2021		1,200	1,205
5.500% due 02/15/2022		300	303

Allstate Corp.
0.936% (US0003M + 0.630%) due 03/29/2023 ~		300	299

Ally Financial, Inc.
4.125% due 02/13/2022		800	823

American Honda Finance Corp.
0.923% (US0003M + 0.610%) due 09/09/2021 ~		600	600

American Tower Corp.
3.375% due 05/15/2024		400	435

Aozora Bank Ltd.
2.550% due 09/09/2022		700	720

Athene Global Funding
2.667% (US0003M + 1.230%) due 07/01/2022 ~		4,900	4,857

Aviation Capital Group LLC
1.300% (US0003M + 0.950%) due 06/01/2021 ~		200	190
1.430% (US0003M + 0.670%) due 07/30/2021 ~		1,500	1,415
2.875% due 01/20/2022		800	765
6.750% due 04/06/2021		1,400	1,407

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		1,400	1,177
5.500% due 01/15/2023		300	283

Bangkok Bank PCL
4.800% due 10/18/2020		400	404

Bank of America Corp.
1.117% (US0003M + 0.790%) due 03/05/2024 ~		3,200	3,190
2.289% (US0003M + 1.180%) due 10/21/2022 ~		300	303

Barclays PLC
1.766% (US0003M + 1.380%) due 05/16/2024 ~		2,100	2,082
1.822% (US0003M + 1.430%) due 02/15/2023 ~		200	199
2.558% (US0003M + 2.110%) due 08/10/2021 ~		800	812
2.936% (US0003M + 1.625%) due 01/10/2023 ~		1,730	1,735

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BOC Aviation Ltd.
1.606% (US0003M + 1.050%) due 05/02/2021 ~	$2,700	$2,677
2.375% due 09/15/2021	700	701
2.750% due 09/18/2022	900	907

Boston Properties LP
4.125% due 05/15/2021	500	510

Brixmor Operating Partnership LP
1.737% (US0003M + 1.050%) due 02/01/2022 ~	600	589

Citigroup, Inc.
1.373% (US0003M + 1.023%) due 06/01/2024 ~	400	399
1.486% (US0003M + 1.100%) due 05/17/2024 ~	1,100	1,101
1.780% (US0003M + 1.430%) due 09/01/2023 ~	1,700	1,718
1.970% (US0003M + 0.950%) due 07/24/2023 ~	3,200	3,202

CNH Industrial Capital LLC
3.875% due 10/15/2021	400	410

Cooperatieve Rabobank UA
1.791% (US0003M + 0.480%) due 01/10/2023 ~	500	500

Credit Suisse Group AG
1.558% (US0003M + 1.240%) due 06/12/2024 ~	500	503

Danske Bank A/S
1.378% (US0003M + 1.060%) due 09/12/2023 ~	400	393
3.001% due 09/20/2022 •	1,900	1,931

DBS Group Holdings Ltd.
1.611% (US0003M + 0.620%) due 07/25/2022 ~	700	700

Eksportfinans ASA
1.248% (US0003M + 0.800%) due 11/10/2020 ~	1,000	1,001

First Abu Dhabi Bank PJSC
2.126% (US0003M + 0.950%) due 04/16/2022 ~	2,600	2,604

Ford Motor Credit Co. LLC
0.986% (US0003M + 0.430%) due 11/02/2020 ~	300	297
1.227% (US0003M + 0.930%) due 09/24/2020 ~	500	496
2.183% (US0003M + 0.810%) due 04/05/2021 ~	2,800	2,688
2.343% due 11/02/2020	1,000	996

General Motors Financial Co., Inc.
1.601% (US0003M + 1.100%) due 11/06/2021 ~	500	495
1.618% (US0003M + 1.310%) due 06/30/2022 ~	1,000	980
2.170% (US0003M + 0.850%) due 04/09/2021 ~	2,300	2,286
2.861% (US0003M + 1.550%) due 01/14/2022 ~	1,000	994
3.700% due 11/24/2020	800	804

Goldman Sachs Group, Inc.
1.562% (US0003M + 1.170%) due 11/15/2021 ~	2,400	2,407

Goodman U.S. Finance Two LLC
6.000% due 03/22/2022	500	533

Harley-Davidson Financial Services, Inc.
1.284% (US0003M + 0.940%) due 03/02/2021 ~	1,700	1,690
3.550% due 05/21/2021	500	508

HSBC Holdings PLC
1.386% (US0003M + 1.000%) due 05/18/2024 ~	7,058	7,005

Hyundai Capital Services, Inc.
2.625% due 09/29/2020	1,400	1,403

ICICI Bank Ltd.
3.125% due 08/12/2020	1,100	1,101
5.750% due 11/16/2020	450	456

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Groep NV
1.302% (US0003M + 1.000%) due 10/02/2023 ~	$400	$402
1.456% (US0003M + 1.150%) due 03/29/2022 ~	600	604

International Lease Finance Corp.
4.625% due 04/15/2021	1,000	1,011
8.250% due 12/15/2020	200	205
8.625% due 01/15/2022	900	967

Jackson National Life Global Funding
1.036% (US0003M + 0.730%) due 06/27/2022 ~	500	503

JPMorgan Chase & Co.
1.933% (US0003M + 0.890%) due 07/23/2024 ~	400	401
2.250% (US0003M + 1.230%) due 10/24/2023 ~	3,200	3,236

KEB Hana Bank
0.996% (US0003M + 0.700%) due 10/02/2022 ~	800	801
1.188% (US0003M + 0.875%) due 09/14/2022 ~	500	501

LeasePlan Corp. NV
2.875% due 10/24/2024	500	514

Lloyds Banking Group PLC
2.858% due 03/17/2023 •	2,700	2,782
2.907% due 11/07/2023 •	500	521

Mirae Asset Daewoo Co. Ltd.
4.125% due 11/07/2021	300	309

Mitsubishi UFJ Financial Group, Inc.
1.278% (US0003M + 0.920%) due 02/22/2022 ~	1,300	1,308
1.373% (US0003M + 1.060%) due 09/13/2021 ~	1,756	1,771
1.781% (US0003M + 0.790%) due 07/25/2022 ~	4,450	4,467
1.851% (US0003M + 0.860%) due 07/26/2023 ~	400	399

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	500	507
3.406% due 02/28/2022	400	413

Mizuho Financial Group, Inc.
0.990% (US0003M + 0.630%) due 05/25/2024 ~	1,200	1,177
1.163% (US0003M + 0.850%) due 09/13/2023 ~	1,300	1,293
1.195% (US0003M + 0.880%) due 09/11/2022 ~	2,750	2,759
2.016% (US0003M + 0.840%) due 07/16/2023 ~	2,000	1,998

Morgan Stanley
0.761% (SOFRRATE + 0.700%) due 01/20/2023 ~	2,700	2,694
1.668% (US0003M + 1.220%) due 05/08/2024 ~	1,800	1,814
2.420% (US0003M + 1.400%) due 10/24/2023 ~	500	505

Nationwide Building Society
2.000% due 01/27/2023	400	412
3.622% due 04/26/2023 •	500	520

NatWest Markets PLC
1.706% (US0003M + 1.400%) due 09/29/2022 ~	2,100	2,103

Navient Corp.
6.625% due 07/26/2021	300	295

Nissan Motor Acceptance Corp.
0.833% (US0003M + 0.520%) due 03/15/2021 ~	1,000	977
0.936% (US0003M + 0.630%) due 09/21/2021 ~	400	385
0.996% due 09/28/2022 •	1,100	1,017
1.701% (US0003M + 0.390%) due 07/13/2020 ~	500	500
2.201% (US0003M + 0.890%) due 01/13/2022 ~	2,300	2,211

Nomura Holdings, Inc.
2.648% due 01/16/2025	500	522

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nordea Bank Abp
1.303% (US0003M + 0.940%) due 08/30/2023 ~	$1,000	$994

NTT Finance Corp.
1.900% due 07/21/2021	600	607

ORIX Corp.
2.650% due 04/13/2021	3,600	3,643

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021	700	691
5.250% due 08/15/2022	1,000	939

Piper Jaffray Cos.
4.740% due 10/15/2021	200	196
5.200% due 10/15/2023	700	684

Qatari Diar Finance QSC
5.000% due 07/21/2020	1,300	1,306

QNB Finance Ltd.
1.295% (SOFRRATE + 1.225%) due 02/12/2022 ~	400	399
1.556% (US0003M + 1.000%) due 05/02/2022 ~	4,200	4,160
1.713% (US0003M + 1.350%) due 05/31/2021 ~	1,500	1,509
1.898% (US0003M + 1.450%) due 08/11/2021 ~	600	602
2.705% (US0003M + 1.570%) due 07/18/2021 ~	400	402

Royal Bank of Scotland Group PLC
1.862% (US0003M + 1.470%) due 05/15/2023 ~	4,900	4,904

Santander Holdings USA, Inc.
4.450% due 12/03/2021	1,400	1,459

Santander UK Group Holdings PLC
3.373% due 01/05/2024 •	500	524

Santander UK PLC
2.100% due 01/13/2023	1,400	1,446
3.750% due 11/15/2021	500	521

SBA Tower Trust
2.877% due 07/15/2046	700	702

Scentre Group Trust 1
2.375% due 04/28/2021	1,000	1,005

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020	1,000	1,012

Skandinaviska Enskilda Banken AB
0.963% (US0003M + 0.645%) due 12/12/2022 ~	500	502

SL Green Operating Partnership LP
1.366% (US0003M + 0.980%) due 08/16/2021 ~	500	493

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	500	502
3.000% due 07/15/2022	2,500	2,514
3.550% due 04/15/2024	1,000	1,025

Springleaf Finance Corp.
7.750% due 10/01/2021	300	313

Standard Chartered PLC
1.510% (US0003M + 1.200%) due 09/10/2022 ~	4,800	4,812

Starwood Property Trust, Inc.
3.625% due 02/01/2021	300	296

Sumitomo Mitsui Financial Group, Inc.
1.875% (US0003M + 0.740%) due 10/18/2022 ~	1,000	1,001

Swedbank AB
1.013% (US0003M + 0.700%) due 03/14/2022 ~	600	602

Synchrony Bank
3.650% due 05/24/2021	2,000	2,033

UBS Group AG
1.578% due 05/23/2023 •	400	403

WEA Finance LLC
3.250% due 10/05/2020	500	501

Wells Fargo & Co.
1.990% (US0003M + 1.230%) due 10/31/2023 ~	5,800	5,843

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Bank N.A.
0.989% (US0003M + 0.620%) due 05/27/2022 ~	$500	$501

		166,469

INDUSTRIALS 20.0%

AbbVie, Inc.
0.841% (US0003M + 0.460%) due 11/19/2021 ~	400	400
1.024% (US0003M + 0.650%) due 11/21/2022 ~	1,600	1,605
2.150% due 11/19/2021	1,700	1,732

Arrow Electronics, Inc.
3.500% due 04/01/2022	600	616

BAT Capital Corp.
1.014% due 08/14/2020 •	1,100	1,100
1.272% (US0003M + 0.880%) due 08/15/2022 ~	2,900	2,888

Bayer U.S. Finance LLC
0.927% (US0003M + 0.630%) due 06/25/2021 ~	1,700	1,698
1.323% (US0003M + 1.010%) due 12/15/2023 ~	1,200	1,200
3.500% due 06/25/2021	200	205

BMW Finance NV
1.225% (US0003M + 0.790%) due 08/12/2022 ~	2,200	2,178

BMW U.S. Capital LLC
0.934% (US0003M + 0.500%) due 08/13/2021 ~	1,700	1,691

Boeing Co.
2.300% due 08/01/2021	900	908

Broadcom Corp.
2.200% due 01/15/2021	1,480	1,491

Broadcom, Inc.
3.125% due 04/15/2021	3,700	3,761

Campbell Soup Co.
0.943% (US0003M + 0.630%) due 03/15/2021 ~	515	516

Central Nippon Expressway Co. Ltd.
1.014% (US0003M + 0.540%) due 08/04/2020 ~	1,000	1,001
1.034% (US0003M + 0.560%) due 11/02/2021 ~	4,500	4,507
1.147% due 03/03/2022 •	2,500	2,505
1.356% (US0003M + 0.970%) due 02/16/2021 ~	1,000	1,003
2.381% due 09/17/2020	800	802
2.567% due 11/02/2021	1,000	1,020

Centrica PLC
1.297% due 09/25/2020 •	400	400

Charter Communications Operating LLC
2.337% (US0003M + 1.650%) due 02/01/2024 ~	4,400	4,417
4.464% due 07/23/2022	500	533

Cigna Corp.
0.949% (US0003M + 0.650%) due 09/17/2021 ~	1,300	1,300
2.109% (US0003M + 0.890%) due 07/15/2023 ~	3,000	3,017

Conagra Brands, Inc.
1.820% (US0003M + 0.500%) due 10/09/2020 ~	1,200	1,201
3.800% due 10/22/2021	300	312

Constellation Brands, Inc.
1.092% (US0003M + 0.700%) due 11/15/2021 ~	800	800

Continental Airlines Pass-Through Trust
5.500% due 04/29/2022	100	95

D.R. Horton, Inc.
4.375% due 09/15/2022	500	532

DAE Funding LLC
4.000% due 08/01/2020	300	299

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Daimler Finance North America LLC
0.808% (US0003M + 0.450%) due 02/22/2021 ~	$500	$498
0.865% (US0003M + 0.430%) due 02/12/2021 ~	500	498
1.211% (US0003M + 0.670%) due 11/05/2021 ~	600	594
1.292% (US0003M + 0.900%) due 02/15/2022 ~	3,000	2,965
3.350% due 05/04/2021	1,200	1,222

Dell International LLC
4.420% due 06/15/2021	4,700	4,831

Enbridge, Inc.
0.881% (US0003M + 0.500%) due 02/18/2022 ~	3,900	3,879

Equifax, Inc.
1.262% (US0003M + 0.870%) due 08/15/2021 ~	950	949
2.300% due 06/01/2021	400	406

ERAC USA Finance LLC
4.500% due 08/16/2021	400	413

Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020	700	701

GATX Corp.
1.261% (US0003M + 0.720%) due 11/05/2021 ~	1,000	987

General Mills, Inc.
6.610% due 10/15/2022	500	509

Hewlett Packard Enterprise Co.
2.093% (US0003M + 0.720%) due 10/05/2021 ~	1,000	998

Hyundai Capital America
1.108% due 09/18/2020 •	600	599
1.138% (US0003M + 0.820%) due 03/12/2021 ~	1,788	1,773
1.308% (US0003M + 1.000%) due 09/18/2020 ~	400	399
2.292% due 07/08/2021 •	400	396
2.375% due 02/10/2023	400	405
3.750% due 07/08/2021	215	219

Imperial Brands Finance PLC
2.950% due 07/21/2020	1,650	1,652
3.125% due 07/26/2024	1,600	1,664
3.750% due 07/21/2022	1,600	1,671

Japan Tobacco, Inc.
2.000% due 04/13/2021	500	503

Kraft Heinz Foods Co.
1.268% (US0003M + 0.820%) due 08/10/2022 ~	300	293

Marriott International, Inc.
0.968% (US0003M + 0.650%) due 03/08/2021 ~	300	297

Masco Corp.
3.500% due 04/01/2021	200	203

Mylan NV
3.150% due 06/15/2021	1,400	1,429
3.750% due 12/15/2020	80	81

NXP BV
3.875% due 09/01/2022	500	529
4.125% due 06/01/2021	400	412
4.625% due 06/15/2022	300	320

Occidental Petroleum Corp.
1.842% (US0003M + 1.450%) due 08/15/2022 ~	5,000	4,602

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020	800	805

Penske Truck Leasing Co. LP
3.300% due 04/01/2021	1,000	1,014
3.650% due 07/29/2021	200	205

Pentair Finance SARL
3.625% due 09/15/2020	800	800

Phillips 66
0.960% (US0003M + 0.600%) due 02/26/2021 ~	600	599

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Reckitt Benckiser Treasury Services PLC
0.857% (US0003M + 0.560%) due 06/24/2022 ~	$800	$799

Reynolds American, Inc.
4.000% due 06/12/2022	100	106

Sabine Pass Liquefaction LLC
6.250% due 03/15/2022	100	107

Spirit AeroSystems, Inc.
1.113% (US0003M + 0.800%) due 06/15/2021 ~	800	745

Textron, Inc.
0.998% (US0003M + 0.550%) due 11/10/2020 ~	600	598

VMware, Inc.
2.950% due 08/21/2022	200	207

Volkswagen Group of America Finance LLC
1.157% (US0003M + 0.860%) due 09/24/2021 ~	2,200	2,193
1.204% (US0003M + 0.770%) due 11/13/2020 ~	800	801
3.875% due 11/13/2020	700	707

Wabtec Corp.
1.613% (US0003M + 1.300%) due 09/15/2021 ~	1,400	1,400

Woodside Finance Ltd.
4.600% due 05/10/2021	1,500	1,527

Woolworths Group Ltd.
4.000% due 09/22/2020	500	503

Zimmer Biomet Holdings, Inc.
1.066% (US0003M + 0.750%) due 03/19/2021 ~	700	700

		96,446

SPECIALTY FINANCE 0.7%

CIMIC Group Ltd.
0.000% due 10/06/2020 «(c)(d)	2,500	2,475

Lloyds Banking Group PLC
3.870% due 09/02/2020 (d)	400	401
3.870% due 09/02/2021 (d)	400	409

		3,285

UTILITIES 4.1%

AT&T, Inc.
1.314% (US0003M + 0.890%) due 02/15/2023 ~	1,100	1,095
1.498% (US0003M + 1.180%) due 06/12/2024 ~	4,300	4,310

Exelon Generation Co. LLC
4.000% due 10/01/2020	300	300

Israel Electric Corp. Ltd.
6.875% due 06/21/2023	400	459

Pacific Gas and Electric Co.
1.750% due 06/16/2022	2,200	2,209
1.795% (US0003M + 1.480%) due 06/16/2022 ~	1,300	1,302

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	45	46

Sempra Energy
0.763% (US0003M + 0.450%) due 03/15/2021 ~	1,500	1,503
1.719% (US0003M + 0.500%) due 01/15/2021 ~	250	250

Sinopec Group Overseas Development Ltd.
2.750% due 05/03/2021	500	506

Southern Power Co.
0.856% (US0003M + 0.550%) due 12/20/2020 ~	2,605	2,605

Sprint Corp.
7.250% due 09/15/2021	400	420
7.875% due 09/15/2023	200	225

Verizon Communications, Inc.
1.321% (US0003M + 1.000%) due 03/16/2022 ~	1,900	1,926

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.492% (US0003M + 1.100%) due 05/15/2025 ~	$2,900	$2,937

		20,093

Total Corporate Bonds & Notes (Cost $285,977)		286,293

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.4%

California State General Obligation Bonds, Series 2017
0.962% (US0001M + 0.780%) due 04/01/2047 ~	1,300	1,298

Orange Unified School District, California Revenue Bonds, Series 2008
1.023% (US0001M + 0.850%) due 05/01/2043 «~(d)	1,000	937

		2,235

LOUISIANA 0.1%

Tulane University, Louisiana Revenue Bonds, (NPFGC Insured), Series 2007
0.692% (US0003M + 0.300%) due 02/15/2036 ~	385	363

UTAH 0.1%

Utah State Board of Regents Revenue Bonds, Series 2011
1.540% (US0003M + 0.850%) due 05/01/2029 ~	320	320

Total Municipal Bonds & Notes (Cost $2,986)		2,918

U.S. GOVERNMENT AGENCIES 2.7%

Fannie Mae
0.228% due 12/25/2036 •	3	3
0.305% due 03/25/2034 •	2	2
0.335% due 08/25/2034 •	1	1
0.385% due 02/25/2037 •	36	35
0.535% due 05/25/2042 •	3	3
0.865% due 12/25/2037 •	29	30
2.891% due 03/01/2044 - 07/01/2044 •	11	11

Freddie Mac
0.635% due 09/15/2041 •	16	16
0.885% due 02/15/2038 •	24	24
2.235% due 07/15/2035 •	800	806
2.500% due 06/25/2034 - 10/25/2048	5,581	5,669
2.704% due 10/25/2044 •	42	43
2.891% due 02/25/2045 •	45	45
2.904% due 07/25/2044 •	16	17

Ginnie Mae
0.853% due 04/20/2062 •	165	165
0.903% due 10/20/2065 •	383	384
1.003% due 02/20/2062 •	145	146
1.103% due 01/20/2066 - 05/20/2066 •	516	521
1.153% due 11/20/2066 •	534	540
1.303% due 01/20/2066 - 03/20/2066 •	1,149	1,169
2.500% due 01/20/2049 - 10/20/2049	3,090	3,165
3.000% due 02/20/2032 •	3	3

NCUA Guaranteed Notes
0.530% due 12/07/2020 •	38	38

Uniform Mortgage-Backed Security
4.000% due 01/01/2049 - 08/01/2049	182	192

Total U.S. Government Agencies (Cost $12,915)		13,028

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 4.2%

U.S. Treasury Inflation Protected Securities (b)
0.375% due 07/15/2025 (i)		$973	$1,041
0.750% due 07/15/2028 (f)		10,267	11,587

U.S. Treasury Notes
0.250% due 05/31/2025 (f)		4,700	4,695
0.625% due 05/15/2030 (f)		3,000	2,991

Total U.S. Treasury Obligations (Cost $18,677)			20,314

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.3%

AREIT Trust
1.175% due 11/14/2035 •		486	479
1.215% due 09/14/2036 •		1,000	965
2.805% due 04/14/2037 •		1,200	1,206

Atrium Hotel Portfolio Trust
1.135% due 06/15/2035 •		700	659

BAMLL Commercial Mortgage Securities Trust
1.235% due 04/15/2036 •		400	382
1.385% due 03/15/2034 •		400	374

Bancorp Commercial Mortgage Trust
1.085% due 09/15/2035 •		463	446
1.235% due 09/15/2036 •		590	566

Bear Stearns Adjustable Rate Mortgage Trust
4.176% due 01/25/2034 ~		2	2

Bear Stearns ALT-A Trust
3.736% due 09/25/2035 ^~		10	8

Brass PLC
1.086% due 11/16/2066 •		345	345

CD Mortgage Trust
5.648% due 10/15/2048		550	564

Citigroup Mortgage Loan Trust
3.228% due 09/25/2059 þ		278	280

Citigroup Mortgage Loan Trust, Inc.
3.840% due 09/25/2035 •		2	3

Commercial Mortgage Trust
0.821% due 03/10/2046 •		24	23

Countrywide Home Loan Reperforming REMIC Trust
0.525% due 06/25/2035 •		6	5

Credit Suisse First Boston Mortgage Securities Corp.
1.633% due 03/25/2032 ~		2	2
3.567% due 06/25/2033 ~		5	4

Credit Suisse Mortgage Capital Certificates
3.522% due 08/26/2058		462	476

Credit Suisse Mortgage Capital Trust
0.935% due 07/15/2032 •		1,000	943
3.092% due 10/27/2059 ~		681	707
3.322% due 10/25/2058 ~		188	192

European Loan Conduit
1.000% due 02/17/2030 •	EUR	999	1,090

Finsbury Square PLC
1.148% due 09/12/2068 •	GBP	1,742	2,158
1.166% due 06/16/2069 •		843	1,044

GPMT Ltd.
1.094% due 11/21/2035 •		$131	129

GreenPoint Mortgage Funding Trust
0.625% due 06/25/2045 •		15	13

GS Mortgage Securities Corp. Trust
0.885% due 07/15/2032 •		400	397

GS Mortgage Securities Trust
3.648% due 01/10/2047		361	374

GSR Mortgage Loan Trust
4.065% due 09/25/2035 ~		4	4

HarborView Mortgage Loan Trust
0.634% due 05/19/2035 •		18	16

Hawksmoor Mortgage Funding PLC
1.287% due 05/25/2053 •	GBP	808	1,001

Hawksmoor Mortgages
1.287% due 05/25/2053 •		4,041	5,005

Holmes Master Issuer PLC
1.579% due 10/15/2054 •		$371	371
1.639% due 10/15/2054 •		2,242	2,240

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	17

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HPLY Trust
1.185% due 11/15/2036 •		$328	$311

Impac CMB Trust
0.825% due 03/25/2035 •		141	135

JPMorgan Chase Commercial Mortgage Securities Trust
1.095% due 06/15/2035 •		485	454
1.185% due 06/15/2032 •		331	313
1.635% due 12/15/2031 •		500	491

Lanark Master Issuer PLC
1.128% due 12/22/2069 •		760	762

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		186	188

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.625% due 12/15/2030 •		2	2

MF1 Ltd.
1.315% due 12/25/2034 •		800	789

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~		888	935

Morgan Stanley Capital Trust
1.185% due 05/15/2036 •		800	757
6.215% due 06/11/2042 ~		200	207

MortgageIT Trust
0.825% due 02/25/2035 •		118	115

Motel 6 Trust
1.105% due 08/15/2034 •		451	444

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~		2,581	2,725

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		2,773	2,915
4.500% due 05/25/2058 ~		286	309

Nomura Resecuritization Trust
0.691% due 12/26/2036 •		126	124

Permanent Master Issuer PLC
1.599% due 07/15/2058 •		300	300
1.769% due 07/15/2058 •		400	400

PFP Ltd.
1.165% due 04/14/2036 •		2,000	1,942
1.245% due 04/14/2037 •		2,500	2,432

Polaris Holdings Ltd.
1.317% due 04/27/2057 •	GBP	807	1,000

Residential Mortgage Securities PLC
1.382% due 09/20/2065 •		239	297

Ripon Mortgages PLC
1.056% due 08/20/2056 •		3,840	4,742

Sequoia Mortgage Trust
2.449% due 02/20/2034 •		$159	150

Silverstone Master Issuer PLC
1.235% due 01/21/2070 •	GBP	511	638
1.679% due 01/21/2070 •		$161	161

Structured Asset Mortgage Investments Trust
0.444% due 07/19/2035 •		3	2
0.645% due 05/25/2045 •		22	20
0.854% due 09/19/2032 •		1	1

Towd Point Mortgage Funding
1.392% due 07/20/2045 •	GBP	1,602	1,980
1.481% due 02/20/2054 •		563	698

Towd Point Mortgage Funding PLC
1.677% due 10/20/2051 •		238	295

Trinity Square PLC
1.818% due 07/15/2051 •		132	164

WaMu Mortgage Pass-Through Certificates Trust
2.504% due 02/25/2046 •		$11	11
2.504% due 08/25/2046 •		12	12
2.704% due 11/25/2042 •		4	4
2.904% due 06/25/2042 •		1	1

Warwick Finance Residential Mortgages PLC
1.682% due 09/21/2049 •	GBP	1,749	2,169

Wells Fargo Commercial Mortgage Trust
1.035% due 12/13/2031 •		$500	475
4.218% due 07/15/2046 ~		400	432

Wells Fargo-RBS Commercial Mortgage Trust
0.984% due 12/15/2045 •		622	620

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.394% due 06/15/2045 •		$1,200	$1,187

Total Non-Agency Mortgage-Backed Securities (Cost $55,044)			54,582

ASSET-BACKED SECURITIES 13.2%

ACE Securities Corp. Home Equity Loan Trust
0.965% due 04/25/2034 •		378	364

Arbor Realty Collateralized Loan Obligation Ltd.
1.175% due 12/15/2027 •		300	295

Arbor Realty Commercial Real Estate Notes Ltd.
1.335% due 05/15/2037 •		400	390

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	300	335

Arkansas Student Loan Authority
1.260% due 11/25/2043 •		$62	60

Barings BDC Static CLO Ltd.
2.239% due 04/15/2027 •		1,297	1,288

Bear Stearns Second Lien Trust
1.535% due 01/25/2036 •		1,088	1,083

Chesapeake Funding LLC
1.910% due 08/15/2029		223	224
3.230% due 08/15/2030		568	579

CLNC FL1 Ltd.
1.444% due 08/20/2035 •		1,200	1,172

CNH Capital Canada Receivables Trust
2.103% due 02/15/2022	CAD	29	21

Colony American Finance Ltd.
2.544% due 06/15/2048		$27	27

Commonbond Student Loan Trust
2.550% due 05/25/2041		140	143

Countrywide Asset-Backed Certificates
0.925% due 05/25/2032 •		1	1
1.685% due 10/25/2034 •		829	812

Credit Suisse First Boston Mortgage Securities Corp.
0.925% due 08/25/2032 •		2	2

Dell Equipment Finance Trust
2.260% due 06/22/2022		1,000	1,018

Dorchester Park CLO DAC
2.035% due 04/20/2028 •		500	494

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	400	447

ECMC Group Student Loan Trust
0.935% due 02/27/2068 •		$470	457
1.185% due 07/25/2069 •		458	445

Edsouth Indenture LLC
0.915% due 04/25/2039 •		58	57

EFS Volunteer LLC
1.841% due 10/25/2035 •		253	248

Enterprise Fleet Financing LLC
3.140% due 02/20/2024		340	344

Evans Grove CLO Ltd.
1.291% due 05/28/2028 •		1,686	1,664

Figueroa CLO Ltd.
2.119% due 01/15/2027 •		262	261

Finance America Mortgage Loan Trust
1.010% due 08/25/2034 •		219	213

Flagship Credit Auto Trust
2.830% due 10/16/2023		271	275

Ford Auto Securitization Trust
2.321% due 10/15/2023	CAD	1,500	1,111

Ford Credit Floorplan Master Owner Trust
0.585% due 10/15/2023 •		$1,000	992
0.785% due 09/15/2024 •		700	689

Fremont Home Loan Trust
0.920% due 01/25/2035 •		348	341

Gallatin CLO Ltd.
2.159% due 01/21/2028 •		1,196	1,179
2.269% (US0003M + 1.050%) due 07/15/2027 ~		1,283	1,269

GMF Floorplan Owner Revolving Trust
0.505% due 09/15/2022 •		400	400

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden Credit Card Trust
0.505% due 05/15/2023 •		$500	$500

GoldentTree Loan Management U.S. CLO Ltd.
2.085% due 04/20/2029 •		1,000	985

Greystone Commercial Real Estate Notes Ltd.
1.365% due 09/15/2037 •		500	486

Hertz Fleet Lease Funding LP
3.230% due 05/10/2032		299	301

LCM LP
2.175% due 10/20/2027 •		2,000	1,966

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		350	359

LoanCore Issuer Ltd.
1.315% due 05/15/2036 •		900	891

Long Beach Mortgage Loan Trust
1.160% due 04/25/2035 •		1,000	974

LP Credit Card ABS Master Trust
2.323% due 08/20/2024 •		675	687

Mackay Shields Euro CLO
1.550% due 08/15/2033 «•(a)	EUR	2,100	2,360

Marlette Funding Trust
3.130% due 07/16/2029		$916	924
3.710% due 12/15/2028		252	254

Master Credit Card Trust
0.680% due 07/21/2024 •		500	497

MASTR Asset-Backed Securities Trust
0.235% due 11/25/2036 •		2	1
0.885% due 09/25/2034 •		204	190

MMAF Equipment Finance LLC
2.920% due 07/12/2021		47	47

Morgan Stanley ABS Capital, Inc. Trust
1.085% due 05/25/2034 •		401	390

Mountain View CLO Ltd.
2.019% due 10/15/2026 •		495	489
2.266% due 10/16/2029 •		800	782

Navient Private Education Loan Trust
2.650% due 12/15/2028		81	83

Navient Private Education Refi Loan Trust
1.690% due 05/15/2069		3,000	3,014
3.030% due 01/15/2043		45	45

Navient Student Loan Trust
3.430% due 12/15/2059		155	156

Nelnet Student Loan Trust
0.885% due 09/27/2038 •		1,868	1,814
0.985% due 08/25/2067 •		1,182	1,163
1.085% due 06/27/2067 •		417	408

Northstar Education Finance, Inc.
0.885% due 12/26/2031 •		33	32

NovaStar Mortgage Funding Trust
0.845% due 01/25/2036 •		392	386

Oaktree CLO
1.724% due 05/13/2029 •		2,884	2,855

OneMain Financial Issuance Trust
2.370% due 09/14/2032		230	231

Oscar U.S. Funding LLC
3.100% due 04/11/2022		223	224

Oscar U.S. Funding Trust LLC
3.150% due 08/10/2021		12	12

Palmer Square CLO Ltd.
1.242% due 08/15/2026 •		502	498

Palmer Square Loan Funding Ltd.
1.920% due 10/24/2027 •		781	773

Penarth Master Issuer PLC
0.644% due 09/18/2022 •		500	500
0.734% due 07/18/2023 •		1,200	1,199

PFS Financing Corp.
0.735% due 04/15/2024 •		1,000	998

Renaissance Home Equity Loan Trust
0.545% due 11/25/2034 •		4	4
1.065% due 08/25/2033 •		3	3

Shackleton CLO Ltd.
2.265% due 10/20/2028 •		1,997	1,958

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLC Student Loan Trust
0.423% due 03/15/2027 •	$710	$703
0.452% due 05/15/2029 •	642	623

SLM Student Loan Trust
0.635% due 06/25/2043 •	727	691
0.783% due 12/15/2027 •	284	281
1.101% due 01/25/2027 •	206	205
2.491% due 04/25/2023 •	614	603

SMB Private Education Loan Trust
0.485% due 09/15/2054 •	1,281	1,272
1.635% due 02/17/2032 •	109	109

SoFi Consumer Loan Program LLC
2.500% due 05/26/2026	178	180
2.770% due 05/25/2026	51	51

SoFi Consumer Loan Program Trust
2.900% due 05/25/2028	491	498
3.010% due 04/25/2028	219	222
3.240% due 02/25/2028	339	342

SoFi Professional Loan Program LLC
2.720% due 10/27/2036	103	104

SoFi Professional Loan Program Trust
3.080% due 01/25/2048	123	124

Sound Point CLO Ltd.
2.193% due 01/23/2029 •	1,500	1,474

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036	725	735

Springleaf Funding Trust
2.680% due 07/15/2030	600	600

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	238	240

THL Credit Wind River CLO Ltd.
2.099% due 01/15/2026 •	238	237

Towd Point Mortgage Trust
1.185% due 05/25/2058 •	663	661
1.185% due 10/25/2059 •	671	669

TPG Real Estate Finance
1.344% due 10/15/2034 •	1,300	1,269

Upstart Securitization Trust
2.684% due 01/21/2030	367	370
2.897% due 09/20/2029	281	282

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Utah State Board of Regents
0.918% due 01/25/2057 •	$1,298	$1,272

Venture CLO Ltd.
2.099% due 04/15/2027 •	1,687	1,657

Total Asset-Backed Securities (Cost $64,178)		63,613

SOVEREIGN ISSUES 0.9%

Export-Import Bank of India
1.326% (US0003M + 1.020%) due 03/28/2022 ~(d)	1,000	988
1.374% (US0003M + 1.000%) due 08/21/2022 ~	1,200	1,171
2.750% due 08/12/2020	1,100	1,101

Qatar Government International Bond
2.375% due 06/02/2021	1,000	1,014

Total Sovereign Issues (Cost $4,291)		4,274

SHORT-TERM INSTRUMENTS 4.3%

CERTIFICATES OF DEPOSIT 0.4%

Sumitomo Mitsui Banking Corp.
0.891% (US0003M + 0.350%) due 11/05/2021 ~	1,900	1,900

COMMERCIAL PAPER 3.9%

American Honda Finance Corp.
1.950% due 07/06/2020	1,200	1,200
1.950% due 09/03/2020	1,200	1,199
2.000% due 09/03/2020	500	499

BAYER Corp.
2.350% due 08/03/2020	1,800	1,799

BP Capital Markets PLC
1.620% due 09/08/2020	3,500	3,498
1.680% due 07/01/2020	300	300
1.800% due 08/03/2020	1,000	1,000

General Dynamics Corp.
2.150% due 07/14/2020	2,000	2,000
2.250% due 07/20/2020	1,000	1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Schlumberger Investment S.A.
1.950% due 10/27/2020	$1,200	$1,196

Shell International Finance B.V.
2.070% due 02/03/2021	500	499
2.300% due 01/19/2021	4,600	4,589

		18,779

REPURCHASE AGREEMENTS (e) 0.0%
		203

Total Short-Term Instruments (Cost $20,804)		20,882

Total Investments in Securities (Cost $469,470)		470,489

	SHARES

INVESTMENTS IN AFFILIATES 5.8%

SHORT-TERM INSTRUMENTS 5.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.8%

PIMCO Short-Term Floating NAV Portfolio III	2,815,765	27,761

Total Short-Term Instruments (Cost $27,758)		27,761

Total Investments in Affiliates (Cost $27,758)		27,761

Total Investments 103.2% (Cost $497,228)		$498,250

Financial Derivative Instruments (g)(h) (0.2)% (Cost or Premiums, net $87)		(752)

Other Assets and Liabilities, net (3.0)%		(14,834)

Net Assets 100.0%		$482,664

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Zero coupon security.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	0.000%	10/06/2020	06/26/2020	$ 2,474	$2,475	0.51%
Export-Import Bank of India	1.326	03/28/2022	12/19/2019	994	988	0.21
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	400	409	0.09
Lloyds Banking Group PLC	3.870	09/02/2020	05/22/2018	400	401	0.08
Orange Unified School District, California Revenue Bonds, Series 2008	1.023	05/01/2043	11/27/2019	996	937	0.19

				$ 5,264	$5,210	1.08%

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	19

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$203	U.S. Treasury Notes 1.875% due 04/30/2022	$(207)	$203	$203

Total Repurchase Agreements						$(207)	$203	$203

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.100%	06/29/2020	07/01/2020	$(4,694)	$(4,694)
	0.210	06/19/2020	07/02/2020	(11,475)	(11,476)

Total Reverse Repurchase Agreements					$(16,170)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
GSC	0.050%	06/30/2020	07/06/2020	$(3,000)	$(3,000)

Total Sale-Buyback Transactions					$(3,000)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(16,170)	$0	$(16,170)	$16,225	$55
FICC	203	0	0	203	(207)	(4)
TDM	0	0	0	0	(8)	(8)

Master Securities Forward Transaction Agreement
GSC	0	0	(3,000)	(3,000)	2,991	(9)

Total Borrowings and Other Financing Transactions	$203	$(16,170)	$(3,000)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(4,694)	$(11,476)	$0	$0	$(16,170)

Total	$(4,694)	$(11,476)	$0	$0	$(16,170)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(3,000)	0	0	(3,000)

Total	$0	$(3,000)	$0	$0	$(3,000)

Total Borrowings	$(4,694)	$(14,476)	$0	$0	$(19,170)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(19,170)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

(f)	Securities with an aggregate market value of $19,216 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(19,781) at a weighted average interest rate of 0.935%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Canada Bankers’ Acceptance June Futures	06/2021	368	$	67,397	$92	$0	$0
3-Month Canada Bankers’ Acceptance March Futures	03/2021	411		75,284	669	0	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2020	4		873	3	0	(4)

					$764	$0	$(4)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2020	111	$	(24,512)	$(3)	$0	$(2)
U.S. Treasury 5-Year Note September Futures	09/2020	353		(44,387)	(120)	11	0
U.S. Treasury 10-Year Note September Futures	09/2020	8		(1,113)	(3)	1	0

					$(126)	$12	$(2)

Total Futures Contracts					$638	$12	$(6)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$	8,832	$(237)	$279	$42	$0	$(67)
CDX.HY-34 5-Year Index	(5.000)	Quarterly	06/20/2025		13,965	826	(742)	84	0	(110)

						$589	$(463)	$126	$0	$(177)

INTEREST RATE SWAPS -BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR(4)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$	17,100	$0	$(2)	$(2)	$0	$0
3-Month USD-LIBOR(4)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023		22,400	0	(2)	(2)	0	(1)

						$0	$(4)	$(4)	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.300%	Annual	03/01/2022	$27,700	$(464)	$(805)	$(1,269)	$0	$0
Pay	3-Month USD-LIBOR	1.650	Semi-Annual	12/24/2024	2,000	(3)	126	123	0	(1)
Receive(4)	3-Month USD-LIBOR	0.650	Semi-Annual	08/20/2030	24,400	(6)	10	4	50	0

						$(473)	$(669)	$(1,142)	$50	$(1)

Total Swap Agreements						$116	$(1,136)	$(1,020)	$50	$(179)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	21

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$12	$50	$62	$0	$(6)	$(179)	$(185)

Cash of $4,300 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2020	EUR	3,807		$4,284	$26	$(19)

GLM	07/2020	GBP	14,815		18,280	4	(81)
	07/2020		$148	MXN	3,255	0	(7)

HUS	07/2020	EUR	2,104		$2,351	0	(12)
	07/2020	GBP	449		569	13	0
	07/2020		$520	CAD	712	5	0
	08/2020	CAD	712		$520	0	(5)
	08/2020	GBP	17,590		21,571	0	(229)

JPM	07/2020		2,326		2,914	32	0

MYI	07/2020	AUD	11,338		7,523	0	(301)
	07/2020		$7,480	AUD	11,338	345	0
	07/2020		3,953	CAD	5,400	25	0
	08/2020	CAD	5,400		$3,954	0	(25)

SCX	07/2020		$7,800	AUD	11,338	24	0
	08/2020	AUD	11,338		$7,801	0	(25)
	08/2020	EUR	5,911		6,644	0	(2)

TOR	07/2020	AUD	11,338		7,536	0	(289)
	07/2020	CAD	9,036		6,560	0	(96)
	07/2020		$2,142	CAD	2,924	11	0
	08/2020	CAD	2,924		$2,143	0	(11)

Total Forward Foreign Currency Contracts						$485	$(1,102)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500%	01/20/2021	1,800	$(1)	$(2)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	1,300	(1)	(3)

						$(2)	$(5)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	$102.055	08/06/2020	4,900	$(20)	$(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.078	08/06/2020	200	(1)	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.094	08/06/2020	1,600	(6)	(2)

					$(27)	$(7)

Total Written Options					$(29)	$(12)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/(Received)	Net Exposure(2)
BPS	$26	$0	$0	$26	$(19)	$0	$0	$(19)	$7	$0	$7
GLM	4	0	0	4	(88)	0	0	(88)	(84)	0	(84)
GSC	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
GST	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
HUS	18	0	0	18	(246)	0	0	(246)	(228)	0	(228)
JPM	32	0	0	32	0	(2)	0	(2)	30	0	30
MYC	0	0	0	0	0	0	0	0	0	(110)	(110)
MYI	370	0	0	370	(326)	0	0	(326)	44	0	44
SCX	24	0	0	24	(27)	0	0	(27)	(3)	0	(3)
TOR	11	0	0	11	(396)	0	0	(396)	(385)	423	38

Total Over the Counter	$485	$0	$0	$485	$(1,102)	$(12)	$0	$(1,114)

(i)

Securities with an aggregate market value of $423 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$12	$12
Swap Agreements	0	0	0	0	50	50

	$0	$0	$0	$0	$62	$62

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$485	$0	$485

	$0	$0	$0	$485	$62	$547

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6
Swap Agreements	0	177	0	0	2	179

	$0	$177	$0	$0	$8	$185

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,102	$0	$1,102
Written Options	0	5	0	0	7	12

	$0	$5	$0	$1,102	$7	$1,114

	$0	$182	$0	$1,102	$15	$1,299

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	23

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(120)	$(120)
Swap Agreements	0	3,865	0	0	(6,307)	(2,442)

	$0	$3,865	$0	$0	$(6,427)	$(2,562)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,298	$0	$2,298
Written Options	0	71	0	0	(58)	13

	$0	$71	$0	$2,298	$(58)	$2,311

	$0	$3,936	$0	$2,298	$(6,485)	$(251)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,213	$1,213
Swap Agreements	0	(43)	0	0	1,414	1,371

	$0	$(43)	$0	$0	$2,627	$2,584

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$429	$0	$429
Written Options	0	20	0	0	20	40

	$0	$20	$0	$429	$20	$469

	$0	$(23)	$0	$429	$2,647	$3,053

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$4,585	$4,585
Corporate Bonds & Notes
Banking & Finance	0	166,469	0	166,469
Industrials	0	96,446	0	96,446
Specialty Finance	0	810	2,475	3,285
Utilities	0	20,093	0	20,093
Municipal Bonds & Notes
California	0	1,298	937	2,235
Louisiana	0	363	0	363
Utah	0	320	0	320
U.S. Government Agencies	0	13,028	0	13,028
U.S. Treasury Obligations	0	20,314	0	20,314
Non-Agency Mortgage-Backed Securities	0	54,582	0	54,582
Asset-Backed Securities	0	61,253	2,360	63,613
Sovereign Issues	0	4,274	0	4,274
Short-Term Instruments
Certificates of Deposit	0	1,900	0	1,900
Commercial Paper	0	18,779	0	18,779
Repurchase Agreements	0	203	0	203

	$0	$460,132	$10,357	$470,489

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$27,761	$0	$0	$27,761

Total Investments	$27,761	$460,132	$10,357	$498,250

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	12	50	0	62
Over the counter	0	485	0	485

	$12	$535	$0	$547

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(6)	(179)	0	(185)
Over the counter	0	(1,114)	0	(1,114)

	$(6)	$(1,293)	$0	$(1,299)

Total Financial Derivative Instruments	$6	$(758)	$0	$(752)

Totals	$27,767	$459,374	$10,357	$497,498

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended June 30, 2020:

Category and Subcategory	Beginning Balance at 12/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$4,600	$0	$0	$3	$0	$(18)	$0	$0	$4,585	$(18)
Corporate Bonds & Notes
Specialty Finance	0	2,475	0	0	0	0	0	0	2,475	0
Municipal Bonds & Notes California	1,992	0	(1,000)	0	4	(59)	0	0	937	(59)
Asset-Backed Securities	0	2,358	0	0	0	2	0	0	2,360	2

Totals	$6,592	$4,833	$(1,000)	$3	$4	$(75)	$0	$0	$10,357	$(75)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance at 06/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
Category and Subcategory				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$4,585	Proxy Pricing	Base Price	99.530-99.870	99.686
Corporate Bonds & Notes Specialty Finance	2,475	Proxy Pricing	Base Price	98.979	—
Municipal Bonds & Notes California	937	Proxy Pricing	Base Price	93.500	—
Asset-Backed Securities	2,360	Proxy Pricing	Base Price	100.000	—

Total	$10,357

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	25

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Short-Term Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

SEMIANNUAL REPORT	JUNE 30, 2020	27

Notes to Financial Statements (Cont.)

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are

SEMIANNUAL REPORT	JUNE 30, 2020	29

Notes to Financial Statements (Cont.)

observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

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Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$5,114	$13,043	$(17,833)	$(319)	$(5)	$0	$49	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$13,127	$256,392	$(241,700)	$(61)	$3	$27,761	$92	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Bank Obligations  in which the Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolio deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate,

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Notes to Financial Statements (Cont.)

governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs

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and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a

government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by

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Notes to Financial Statements (Cont.)

the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending portfolio to lend in

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aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the

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Notes to Financial Statements (Cont.)

written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater

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or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit

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Notes to Financial Statements (Cont.)

default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

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Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

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Notes to Financial Statements (Cont.)

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the

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counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward

Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the

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Notes to Financial Statements (Cont.)

“Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.20%	0.20%	0.20%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived

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if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$66,903	$55,110

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$210,637	$252,780	$134,498	$108,974

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	285	$2,934	3,046	$31,396

Administrative Class	6,068	62,116	7,551	77,938

Advisor Class	5,528	56,419	5,697	58,790
Issued as reinvestment of distributions

Institutional Class	32	331	70	723

Administrative Class	200	2,056	551	5,689

Advisor Class	174	1,785	453	4,677
Cost of shares redeemed

Institutional Class	(1,625)	(16,675)	(126)	(1,299)

Administrative Class	(6,111)	(62,481)	(8,120)	(83,798)

Advisor Class	(4,403)	(44,889)	(4,705)	(48,541)

Net increase (decrease) resulting from Portfolio share transactions	148	$1,596	4,417	$45,575

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, five shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 67% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$2,053	$1,446

†	A zero balance may reflect actual amounts rounding to less than one thousand.

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$497,544	$5,828	$(6,133)	$(305)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2020	45

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOS	BofA Securities, Inc.	GST	Goldman Sachs International	MYI	Morgan Stanley & Co. International PLC

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

FICC	Fixed Income Clearing Corporation	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC

GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services LLC	TOR	The Toronto-Dominion Bank

GSC	Goldman Sachs & Co. LLC

Currency Abbreviations:

AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso

CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0001M	1 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	SOFRRATE	Secured Overnight Financing Rate	US0003M	3 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:

NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration	TBA	To-Be-Announced

46	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents,as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

SEMIANNUAL REPORT	JUNE 30, 2020	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT17SAR_063020

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2020

PIMCO Total Return Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 4.30%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.43%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade

2	PIMCO VARIABLE INSURANCE TRUST

bonds, returned -4.64%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.87%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.89%.

Global equities generated weak results, driven by a sharp selloff in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities recouped a portion of their losses in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the six-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned -3.08% and global equities, as represented by the MSCI World Index, returned -5.77%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -4.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.83%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -9.78%.

Commodity prices were extremely volatile and generally moved lower. When the reporting period began, Brent crude oil was approximately $66 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 6.46% versus the British pound, but the U.S. dollar fell 0.63% and 0.19% versus the yen and the euro, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2020	3

Important Information About the PIMCO Total Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and

Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known and could result in losses to the Portfolio.

4	PIMCO VARIABLE INSURANCE TRUST

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Total Return Portfolio	12/31/97	04/10/00	12/31/97	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will

SEMIANNUAL REPORT	JUNE 30, 2020	5

Important Information About the PIMCO Total Return Portfolio (Cont.)

be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a portfolio’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolio is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Total Return Portfolio

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2020†§

U.S. Government Agencies	30.7%

Corporate Bonds & Notes	30.0%

Short-Term Instruments‡	12.5%

U.S. Treasury Obligations	8.5%

Asset-Backed Securities	8.0%

Non-Agency Mortgage-Backed Securities	7.7%

Sovereign Issues	1.9%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Total Return Portfolio Institutional Class	6.22%	8.51%	4.46%	4.10%	5.76%
PIMCO Total Return Portfolio Administrative Class	6.14%	8.34%	4.31%	3.95%	5.49%
PIMCO Total Return Portfolio Advisor Class	6.09%	8.24%	4.20%	3.84%	5.15%
Bloomberg Barclays U.S. Aggregate Index±	6.14%	8.74%	4.30%	3.82%	5.08%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 12/31/1997.

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.71% for Institutional Class shares, 0.86% for Administrative Class shares, and 0.96% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to U.S. duration contributed to relative performance, as rates decreased.

»	Underweight exposure to investment-grade corporate spread duration contributed to relative performance, as spreads widened.

»	Overweight exposure to Agency mortgage-backed securities contributed to relative performance, as total returns for these securities were positive.

»	Positions in U.S. Treasury inflation-protected securities detracted from relative performance, as breakeven inflation rates decreased.

»	Exposure to duration in Italy during the first half of the reporting period detracted from relative performance, as rates increased.

»	Short exposure to duration in the U.K. detracted from relative performance, as rates decreased.

SEMIANNUAL REPORT	JUNE 30, 2020	7

Expense Example PIMCO Total Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

		Actual		Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,062.20	$3.01	$1,000.00	$1,021.81	$2.95	0.59%
Administrative Class	1,000.00	1,061.40	3.77	1,000.00	1,021.07	3.70	0.74
Advisor Class	1,000.00	1,060.90	4.28	1,000.00	1,020.57	4.20	0.84

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	JUNE 30, 2020	9

Financial Highlights PIMCO Total Return Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2020 - 06/30/2020+	$11.02	$0.14	$0.54	$0.68	$(0.14)	$(0.13)	$(0.27)

12/31/2019	10.48	0.34	0.54	0.88	(0.34)	0.00	(0.34)

12/31/2018	10.94	0.30	(0.34)	(0.04)	(0.29)	(0.13)	(0.42)

12/31/2017	10.64	0.26	0.28	0.54	(0.24)	0.00	(0.24)

12/31/2016	10.58	0.29	0.01	0.30	(0.24)	0.00	(0.24)

12/31/2015	11.20	0.30	(0.23)	0.07	(0.57)	(0.12)	(0.69)
Administrative Class

01/01/2020 - 06/30/2020+	11.02	0.13	0.54	0.67	(0.13)	(0.13)	(0.26)

12/31/2019	10.48	0.32	0.55	0.87	(0.33)	0.00	(0.33)

12/31/2018	10.94	0.28	(0.34)	(0.06)	(0.27)	(0.13)	(0.40)

12/31/2017	10.64	0.25	0.27	0.52	(0.22)	0.00	(0.22)

12/31/2016	10.58	0.28	0.00	0.28	(0.22)	0.00	(0.22)

12/31/2015	11.20	0.30	(0.25)	0.05	(0.55)	(0.12)	(0.67)
Advisor Class

01/01/2020 - 06/30/2020+	11.02	0.12	0.55	0.67	(0.13)	(0.13)	(0.26)

12/31/2019	10.48	0.31	0.55	0.86	(0.32)	0.00	(0.32)

12/31/2018	10.94	0.27	(0.34)	(0.07)	(0.26)	(0.13)	(0.39)

12/31/2017	10.64	0.24	0.27	0.51	(0.21)	0.00	(0.21)

12/31/2016	10.58	0.26	0.01	0.27	(0.21)	0.00	(0.21)

12/31/2015	11.20	0.29	(0.25)	0.04	(0.54)	(0.12)	(0.66)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.43	6.22%	$134,391	0.59	%*	0.59	%*	0.50	%*	0.50	%*	2.45	%*	293%

11.02	8.52	129,771	0.71		0.71		0.50		0.50		3.11		534

10.48	(0.38)	83,675	0.76		0.76		0.50		0.50		2.78		631

10.94	5.07	83,041	0.54		0.54		0.50		0.50		2.43		574

10.64	2.83	92,502	0.51		0.51		0.50		0.50		2.71		512

10.58	0.60	80,007	0.51		0.51		0.50		0.50		2.65		462

11.43	6.14	4,048,869	0.74	*	0.74	*	0.65	*	0.65	*	2.30	*	293

11.02	8.36	4,031,074	0.86		0.86		0.65		0.65		2.98		534

10.48	(0.53)	3,961,602	0.91		0.91		0.65		0.65		2.62		631

10.94	4.91	4,456,274	0.69		0.69		0.65		0.65		2.28		574

10.64	2.68	4,728,701	0.66		0.66		0.65		0.65		2.56		512

10.58	0.45	5,059,606	0.66		0.66		0.65		0.65		2.68		462

11.43	6.09	2,309,696	0.84	*	0.84	*	0.75	*	0.75	*	2.20	*	293

11.02	8.25	2,225,815	0.96		0.96		0.75		0.75		2.88		534

10.48	(0.63)	2,420,067	1.01		1.01		0.75		0.75		2.51		631

10.94	4.81	2,955,716	0.79		0.79		0.75		0.75		2.19		574

10.64	2.57	2,693,074	0.76		0.76		0.75		0.75		2.46		512

10.58	0.35	2,607,844	0.76		0.76		0.75		0.75		2.62		462

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	11

Statement of Assets and Liabilities PIMCO Total Return Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$7,640,471
Investments in Affiliates	545,869

Financial Derivative Instruments
Exchange-traded or centrally cleared	1,143
Over the counter	2,743
Cash	21,525
Deposits with counterparty	20,239
Foreign currency, at value	7,010
Receivable for investments sold	2,681
Receivable for TBA investments sold	2,417,301
Receivable for Portfolio shares sold	14,253
Interest and/or dividends receivable	27,038
Dividends receivable from Affiliates	416
Total Assets	10,700,689

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,928
Payable for short sales	125,243

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,232
Over the counter	7,381
Payable for investments purchased	167,849
Payable for investments in Affiliates purchased	416
Payable for TBA investments purchased	3,890,335
Deposits from counterparty	7,182
Payable for Portfolio shares redeemed	1,590
Accrued investment advisory fees	1,311
Accrued supervisory and administrative fees	1,311
Accrued distribution fees	464
Accrued servicing fees	491
Total Liabilities	4,207,733

Net Assets	$6,492,956

Net Assets Consist of:

Paid in capital	$6,052,901
Distributable earnings (accumulated loss)	440,055

Net Assets	$6,492,956

Net Assets:

Institutional Class	$134,391
Administrative Class	4,048,869
Advisor Class	2,309,696

Shares Issued and Outstanding:

Institutional Class	11,759
Administrative Class	354,266
Advisor Class	202,095

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.43
Administrative Class	11.43
Advisor Class	11.43

Cost of investments in securities	$7,466,086
Cost of investments in Affiliates	$545,576
Cost of foreign currency held	$7,218
Proceeds received on short sales	$125,389
Cost or premiums of financial derivative instruments, net	$(7,802)

* Includes repurchase agreements of:	$405,753

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)

Investment Income:

Interest	$92,740
Dividends from Investments in Affiliates	4,062
Total Income	96,802

Expenses:

Investment advisory fees	7,945
Supervisory and administrative fees	7,945
Servicing fees - Administrative Class	2,985
Distribution and/or servicing fees - Advisor Class	2,811
Trustee fees	77
Interest expense	2,793
Miscellaneous expense	23
Total Expenses	24,579
Waiver and/or Reimbursement by PIMCO	(4)
Net Expenses	24,575

Net Investment Income (Loss)	72,227

Net Realized Gain (Loss):
Investments in securities	109,269
Investments in Affiliates	(3,155)
Exchange-traded or centrally cleared financial derivative instruments	106,331
Over the counter financial derivative instruments	16,855
Foreign currency	(6,709)

Net Realized Gain (Loss)	222,591

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	35,268
Investments in Affiliates	2,310
Exchange-traded or centrally cleared financial derivative instruments	11,497
Over the counter financial derivative instruments	27,260
Foreign currency assets and liabilities	1,747

Net Change in Unrealized Appreciation (Depreciation)	78,082

Net Increase (Decrease) in Net Assets Resulting from Operations	$372,900

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	13

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$72,227	$192,186
Net realized gain (loss)	222,591	275,663
Net change in unrealized appreciation (depreciation)	78,082	60,916

Net Increase (Decrease) in Net Assets Resulting from Operations	372,900	528,765

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(3,098)	(3,163)
Administrative Class	(92,700)	(121,139)
Advisor Class	(51,326)	(70,175)

Total Distributions(a)	(147,124)	(194,477)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(119,480)	(412,972)

Total Increase (Decrease) in Net Assets	106,296	(78,684)

Net Assets:

Beginning of period	6,386,660	6,465,344
End of period	$6,492,956	$6,386,660

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

June 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Qatar National Bank SAQ
1.277% (LIBOR03M + 0.900%) due 12/22/2020 «~		$9,700	$9,683

State of Qatar
1.156% (LIBOR03M + 0.800%) due 12/21/2020 «~		3,600	3,600
2.571% (LIBOR03M + 0.800%) due 12/21/2020 «~		6,000	6,000

Toyota Motor Credit Corp.
0.886% (LIBOR03M + 0.580%) due 09/28/2020 «~		17,500	17,476
1.114% (LIBOR03M + 0.830%) due 03/29/2021 «~		2,300	2,289

Total Loan Participations and Assignments (Cost $39,046)			39,048

CORPORATE BONDS & NOTES 37.9%

BANKING & FINANCE 19.4%

AerCap Ireland Capital DAC
3.500% due 05/26/2022		4,738	4,689
3.950% due 02/01/2022		2,350	2,352

Alexandria Real Estate Equities, Inc.
4.300% due 01/15/2026		11,199	12,765
4.500% due 07/30/2029		4,500	5,398

Ambac LSNI LLC
6.000% due 02/12/2023 •		1,330	1,317

American Express Co.
0.997% (US0003M + 0.620%) due 05/20/2022 ~		16,300	16,332
2.750% due 05/20/2022		6,300	6,545

American Honda Finance Corp.
0.842% (US0003M + 0.450%) due 02/15/2022 ~		2,300	2,295

American Tower Corp.
2.750% due 01/15/2027		13,400	14,401
3.000% due 06/15/2023		1,400	1,494
3.375% due 05/15/2024		5,000	5,432

AvalonBay Communities, Inc.
2.300% due 03/01/2030		3,100	3,275

Aviation Capital Group LLC
4.125% due 08/01/2025		16,700	15,052
6.750% due 04/06/2021		3,400	3,417

Bank of America Corp.
1.117% (US0003M + 0.790%) due 03/05/2024 ~		9,600	9,569
1.486% due 05/19/2024 •		10,000	10,167
4.125% due 01/22/2024		4,900	5,431

Banque Federative du Credit Mutuel S.A.
2.095% (US0003M + 0.960%) due 07/20/2023 ~		13,400	13,529

Barclays Bank PLC
7.625% due 11/21/2022 (i)		3,600	3,921
10.179% due 06/12/2021		5,700	6,165

Barclays PLC
1.822% (US0003M + 1.430%) due 02/15/2023 ~		1,000	997
2.936% (US0003M + 1.625%) due 01/10/2023 ~		21,700	21,762
3.650% due 03/16/2025		500	543
3.684% due 01/10/2023		2,700	2,804
4.610% due 02/15/2023 •		17,900	18,852
8.000% due 12/15/2020 •(h)(i)	EUR	8,690	9,817

BBVA Bancomer S.A.
6.500% due 03/10/2021		$1,465	1,503

BBVA USA
2.500% due 08/27/2024		13,300	13,518

BNP Paribas S.A.
4.705% due 01/10/2025 •		14,400	15,954

Boston Properties LP
4.500% due 12/01/2028		13,908	16,654

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brixmor Operating Partnership LP
1.737% (US0003M + 1.050%) due 02/01/2022 ~		$4,400	$4,319

Cantor Fitzgerald LP
6.500% due 06/17/2022		8,200	8,703

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		4,900	5,086

Citigroup, Inc.
1.373% (US0003M + 1.023%) due 06/01/2024 ~		16,500	16,464
2.572% due 06/03/2031 •(j)		9,500	9,831

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(h)(i)	EUR	1,800	2,084

Credit Agricole S.A.
1.907% due 06/16/2026 •		$11,300	11,469

Credit Suisse AG
6.500% due 08/08/2023 (i)		3,800	4,165

Credit Suisse Group AG
2.593% due 09/11/2025 •		15,200	15,729
6.250% due 12/18/2024 •(h)(i)		400	418
7.500% due 12/11/2023 •(h)(i)		1,800	1,944

Credit Suisse Group Funding Guernsey Ltd.
3.425% (US0003M + 2.290%) due 04/16/2021 ~		22,800	23,157
3.450% due 04/16/2021		11,000	11,262
3.800% due 09/15/2022		14,400	15,303
3.800% due 06/09/2023		3,600	3,880

Crown Castle International Corp.
3.150% due 07/15/2023		1,100	1,175

Deutsche Bank AG
2.281% (US0003M + 0.970%) due 07/13/2020 ~		9,100	9,102
3.300% due 11/16/2022		13,800	14,126
3.950% due 02/27/2023		15,415	16,020
3.961% due 11/26/2025 •		25,200	26,463
4.250% due 10/14/2021		11,700	12,011
5.000% due 02/14/2022		9,700	10,130

Discover Financial Services
6.125% due 06/23/2025 •(h)		5,500	5,655

EPR Properties
3.750% due 08/15/2029		4,300	3,753

ERP Operating LP
2.500% due 02/15/2030		500	534
3.000% due 07/01/2029		1,500	1,660
3.500% due 03/01/2028		1,000	1,133

Erste Group Bank AG
8.875% due 10/15/2021 •(h)(i)	EUR	1,800	2,118

European Investment Bank
0.500% due 08/10/2023	AUD	2,600	1,789

Federal Realty Investment Trust
3.500% due 06/01/2030		$6,800	7,177

Ford Motor Credit Co. LLC
0.080% due 12/01/2021 •	EUR	4,995	5,286
0.185% due 05/14/2021 •		600	652
1.227% (US0003M + 0.930%) due 09/24/2020 ~		$16,500	16,368
1.627% (US0003M + 1.235%) due 02/15/2023 ~		13,500	11,988
2.191% (US0003M + 0.880%) due 10/12/2021 ~		8,750	8,305
2.343% due 11/02/2020		2,169	2,160
4.527% (US0003M + 3.140%) due 01/07/2022 ~		12,900	12,389
5.596% due 01/07/2022		8,100	8,186

GE Capital Funding LLC
4.400% due 05/15/2030		19,000	19,779

General Motors Financial Co., Inc.
1.601% (US0003M + 1.100%) due 11/06/2021 ~		700	693
1.618% (US0003M + 1.310%) due 06/30/2022 ~		1,800	1,764
2.170% (US0003M + 0.850%) due 04/09/2021 ~		10,000	9,941
2.450% due 11/06/2020		6,970	6,981
3.200% due 07/13/2020		5,585	5,588
3.700% due 11/24/2020		3,586	3,605

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GLP Capital LP
5.250% due 06/01/2025		$3,200	$3,490
5.750% due 06/01/2028		7,900	8,726

Goldman Sachs Group, Inc.
1.562% (US0003M + 1.170%) due 05/15/2026 ~		8,400	8,343
3.200% due 02/23/2023		5,600	5,946
3.500% due 01/23/2025		3,500	3,815
3.750% due 05/22/2025		11,697	12,968

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		11,200	12,125

GSPA Monetization Trust
6.422% due 10/09/2029		6,392	6,294

Harley-Davidson Financial Services, Inc.
3.550% due 05/21/2021		15,600	15,846

Highwoods Realty LP
4.125% due 03/15/2028		3,600	3,855

HSBC Holdings PLC
2.873% (US0003M + 1.500%) due 01/05/2022 ~		10,000	10,145
6.000% due 09/29/2023 •(h)(i)	EUR	1,700	1,992

ING Groep NV
3.150% due 03/29/2022		$5,200	5,408
4.625% due 01/06/2026		4,700	5,515
6.875% due 04/16/2022 •(h)(i)		200	207

Intercontinental Exchange, Inc.
2.100% due 06/15/2030		11,200	11,441

International Lease Finance Corp.
8.250% due 12/15/2020		4,248	4,349

JPMorgan Chase & Co.
2.182% due 06/01/2028 •		19,000	19,679
3.797% due 07/23/2024 •		16,900	18,332

Kilroy Realty LP
3.050% due 02/15/2030		2,200	2,184

LeasePlan Corp. NV
2.875% due 10/24/2024		8,200	8,437

Lloyds Bank PLC
7.500% due 04/02/2032 þ		15,000	12,398

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		5,000	5,153
3.000% due 01/11/2022		1,700	1,759
7.625% due 06/27/2023 •(h)(i)	GBP	5,200	6,599

Mid-America Apartments LP
2.750% due 03/15/2030		$5,000	5,296

Mitsubishi UFJ Financial Group, Inc.
1.084% (US0003M + 0.740%) due 03/02/2023 ~		12,800	12,752
3.455% due 03/02/2023		9,200	9,828

Mizuho Financial Group, Inc.
2.226% due 05/25/2026 •		12,300	12,620
3.549% due 03/05/2023		5,700	6,106

Morgan Stanley
3.625% due 01/20/2027		6,300	7,118

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,500	1,856

National Australia Bank Ltd.
3.625% due 06/20/2023		$1,700	1,849

Nationwide Building Society
3.960% due 07/18/2030 •		11,500	12,959

Nissan Motor Acceptance Corp.
0.936% (US0003M + 0.630%) due 09/21/2021 ~		1,100	1,057
2.201% (US0003M + 0.890%) due 01/13/2022 ~		2,800	2,692
2.600% due 09/28/2022		10,300	10,084
3.150% due 03/15/2021		900	898
3.875% due 09/21/2023		7,800	7,819

Oversea-Chinese Banking Corp. Ltd.
0.836% (US0003M + 0.450%) due 05/17/2021 ~		11,600	11,608

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		3,800	3,469

Physicians Realty LP
4.300% due 03/15/2027		2,250	2,347

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Piper Jaffray Cos.
5.200% due 10/15/2023		$11,300	$11,046

PNC Financial Services Group, Inc.
2.200% due 11/01/2024		3,000	3,184

Prologis LP
3.875% due 09/15/2028		2,600	3,084

Public Storage
3.094% due 09/15/2027		12,000	13,403

QNB Finance Ltd.
2.705% (US0003M + 1.570%) due 07/18/2021 ~		16,800	16,885

Realty Income Corp.
3.000% due 01/15/2027		7,300	7,737
3.250% due 06/15/2029		900	974

Regency Centers LP
2.950% due 09/15/2029		600	609

Royal Bank of Scotland Group PLC
3.073% due 05/22/2028 •		15,800	16,611
4.519% due 06/25/2024 •		2,200	2,392
7.500% due 08/10/2020 •(h)(i)		17,400	17,470
8.625% due 08/15/2021 •(h)(i)		8,900	9,274

Sabra Health Care LP
4.800% due 06/01/2024		1,500	1,505

Santander Holdings USA, Inc.
3.450% due 06/02/2025		11,900	12,417

Santander UK Group Holdings PLC
2.875% due 08/05/2021		7,100	7,269

Scentre Group Trust 1
3.625% due 01/28/2026		15,900	16,692

Service Properties Trust
4.250% due 02/15/2021		399	399
4.500% due 06/15/2023		4,500	4,310
4.950% due 02/15/2027		13,100	11,504

Simon Property Group LP
2.750% due 06/01/2023		3,400	3,547

Societe Generale S.A.
4.250% due 09/14/2023		16,300	17,578
6.750% due 04/07/2021 •(h)(i)	EUR	700	782

Society of Lloyd’s
4.750% due 10/30/2024	GBP	1,700	2,213

Springleaf Finance Corp.
6.125% due 05/15/2022		$18,400	18,796

Standard Chartered PLC
3.785% due 05/21/2025 •		11,000	11,674

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025 (b)		6,500	6,507

Synchrony Bank
3.650% due 05/24/2021		17,500	17,785

UBS AG
5.125% due 05/15/2024 (i)		1,700	1,850

UBS Group AG
4.125% due 09/24/2025		3,800	4,312
4.125% due 04/15/2026		10,300	11,740
5.750% due 02/19/2022 •(h)(i)	EUR	1,400	1,617
6.875% due 03/22/2021 •(h)(i)		$2,100	2,131
7.000% due 02/19/2025 •(h)(i)		300	331
7.125% due 08/10/2021 •(h)(i)		5,200	5,315

UniCredit SpA
6.572% due 01/14/2022		14,550	15,377
7.830% due 12/04/2023		18,700	21,650

Ventas Realty LP
3.250% due 10/15/2026		4,100	4,224

VEREIT Operating Partnership LP
4.625% due 11/01/2025		9,600	10,397

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	2,500	2,803

Washington Prime Group LP
6.450% due 08/15/2024 (l)		$7,000	3,967

Wells Fargo & Co.
1.741% due 05/04/2030 •	EUR	16,600	19,458

Welltower, Inc.
3.100% due 01/15/2030		$7,000	7,271

			1,259,749

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 14.5%

AbbVie, Inc.
2.600% due 11/21/2024	$15,200	$16,196
2.900% due 11/06/2022	1,190	1,249
2.950% due 11/21/2026	6,200	6,790
3.450% due 03/15/2022	1,400	1,455

Activision Blizzard, Inc.
2.300% due 09/15/2021	4,500	4,588

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029 (b)	8,000	8,140

Amdocs Ltd.
2.538% due 06/15/2030	9,000	8,983

American Airlines Pass-Through Trust
3.000% due 04/15/2030	6,944	6,390
3.250% due 04/15/2030	3,556	2,916
3.500% due 08/15/2033	6,794	5,676

Anheuser-Busch InBev Worldwide, Inc.
4.500% due 06/01/2050	16,100	19,281

Arrow Electronics, Inc.
3.500% due 04/01/2022	1,700	1,746

Bacardi Ltd.
4.450% due 05/15/2025	12,600	13,794

Baker Hughes a GE Co. LLC
2.773% due 12/15/2022	5,900	6,162

BAT Capital Corp.
2.764% due 08/15/2022	10,350	10,723
3.222% due 08/15/2024	5,400	5,790
3.557% due 08/15/2027	1,200	1,299

Bayer U.S. Finance LLC
1.323% (US0003M + 1.010%) due 12/15/2023 ~	7,700	7,698
4.250% due 12/15/2025	13,200	15,177

Broadcom Corp.
3.875% due 01/15/2027	3,600	3,895

Broadcom, Inc.
3.459% due 09/15/2026	17,198	18,485
4.110% due 09/15/2028	18,057	19,784

Campbell Soup Co.
3.650% due 03/15/2023	3,172	3,385

Centene Corp.
5.375% due 06/01/2026	5,000	5,204

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023	8,600	9,169

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021	6,700	6,789
2.362% due 05/28/2021	800	807

Charter Communications Operating LLC
4.464% due 07/23/2022	7,600	8,106

Chevron Corp.
2.236% due 05/11/2030	15,800	16,561

Cigna Corp.
3.050% due 11/30/2022	1,550	1,635

Conagra Brands, Inc.
3.800% due 10/22/2021	6,600	6,862

CVS Health Corp.
2.750% due 12/01/2022	8,511	8,886
3.500% due 07/20/2022	1,619	1,706
4.300% due 03/25/2028	21,300	24,918

Daimler Finance North America LLC
0.865% (US0003M + 0.430%) due 02/12/2021 ~	6,500	6,474
1.396% (US0003M + 0.840%) due 05/04/2023 ~	11,900	11,493
2.550% due 08/15/2022	20,100	20,634
3.700% due 05/04/2023	16,900	17,897

Danone S.A.
2.077% due 11/02/2021	4,300	4,378
3.000% due 06/15/2022	4,960	5,171

Dell International LLC
4.420% due 06/15/2021	1,256	1,291
5.450% due 06/15/2023	12,600	13,787
5.850% due 07/15/2025	6,350	7,305

Duke University
2.682% due 10/01/2044	18,900	19,889

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

eBay, Inc.
2.750% due 01/30/2023	$3,100	$3,242

Emory University
2.143% due 09/01/2030	12,700	13,234

Enbridge, Inc.
0.881% (US0003M + 0.500%) due 02/18/2022 ~	16,000	15,916

ERAC USA Finance LLC
4.500% due 08/16/2021	3,400	3,510

Expedia Group, Inc.
3.250% due 02/15/2030	15,900	14,849

Full House Resorts, Inc.
8.575% due 01/31/2024	3,900	3,752
9.738% due 02/02/2024	328	316

GATX Corp.
4.850% due 06/01/2021	4,500	4,667

General Electric Co.
0.921% (US0003M + 0.380%) due 05/05/2026 ~	4,000	3,472

General Mills, Inc.
6.610% due 10/15/2022	10,000	10,178

General Motors Co.
6.125% due 10/01/2025 (j)	19,900	22,389
6.800% due 10/01/2027 (j)	3,700	4,317

Glencore Finance Canada Ltd.
4.950% due 11/15/2021	5,400	5,639

Hyundai Capital America
1.108% due 09/18/2020 •	6,000	5,987

IHS Markit Ltd.
4.250% due 05/01/2029	1,390	1,593
5.000% due 11/01/2022	3,900	4,188

Imperial Brands Finance PLC
3.125% due 07/26/2024	16,000	16,639
3.875% due 07/26/2029	8,000	8,453

Japan Tobacco, Inc.
2.000% due 04/13/2021	1,500	1,510

Keurig Dr Pepper, Inc.
2.530% due 11/15/2021	3,600	3,688
4.057% due 05/25/2023	7,000	7,640

Kraft Heinz Foods Co.
2.800% due 07/02/2020	895	895

Marathon Oil Corp.
2.800% due 11/01/2022	8,689	8,702

Marriott International, Inc.
4.150% due 12/01/2023	16,800	17,442

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	1,400	1,412

Microchip Technology, Inc.
3.922% due 06/01/2021	10,105	10,304

Micron Technology, Inc.
4.640% due 02/06/2024	3,200	3,540

MPLX LP
1.213% (US0003M + 0.900%) due 09/09/2021 ~	5,300	5,259
4.000% due 03/15/2028	6,900	7,275

Mylan NV
3.150% due 06/15/2021	5,000	5,105

NetApp, Inc.
3.375% due 06/15/2021	3,000	3,067

NXP BV
3.875% due 06/18/2026	12,100	13,560
4.125% due 06/01/2021	2,500	2,575
4.875% due 03/01/2024	6,700	7,487

Occidental Petroleum Corp.
1.842% (US0003M + 1.450%) due 08/15/2022 ~	8,250	7,593

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/30/2020 (e)(h)	5,001	17

PayPal Holdings, Inc.
2.400% due 10/01/2024	16,700	17,746

Penske Truck Leasing Co. LP
4.250% due 01/17/2023	2,200	2,341

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pernod Ricard S.A.
4.450% due 01/15/2022		$1,000	$1,056
5.750% due 04/07/2021		695	722

Philip Morris International, Inc.
2.375% due 08/17/2022		200	208

Platin 1426 GmbH
6.875% due 06/15/2023	EUR	11,400	12,103

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		$9,600	9,894

Reliance Holding USA, Inc.
4.500% due 10/19/2020		4,600	4,637

Ryder System, Inc.
2.875% due 06/01/2022		11,700	12,110

Saudi Arabian Oil Co.
2.750% due 04/16/2022		3,000	3,064

Southern Co.
2.350% due 07/01/2021		14,500	14,749

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		438	444
4.738% due 09/20/2029		13,800	14,989
5.152% due 09/20/2029		10,700	12,343

Syngenta Finance NV
3.933% due 04/23/2021		12,100	12,220

Sysco Corp.
5.650% due 04/01/2025		5,000	5,855

Takeda Pharmaceutical Co. Ltd.
4.000% due 11/26/2021		19,600	20,467

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023	EUR	2,290	2,399
4.500% due 03/01/2025		11,400	12,772

Toyota Industries Corp.
3.110% due 03/12/2022		$5,000	5,152

TWDC Enterprises 18 Corp.
2.125% due 09/13/2022		5,000	5,128

United Airlines Pass-Through Trust
3.100% due 01/07/2030		868	836

VMware, Inc.
2.950% due 08/21/2022		19,933	20,628

Volkswagen Group of America Finance LLC
1.157% (US0003M + 0.860%) due 09/24/2021 ~		5,575	5,556
3.200% due 09/26/2026		16,700	17,893
3.875% due 11/13/2020		14,415	14,553
4.000% due 11/12/2021		12,189	12,695
4.750% due 11/13/2028		15,000	17,689

Wabtec Corp.
1.613% (US0003M + 1.300%) due 09/15/2021 ~		7,390	7,390

Walt Disney Co.
2.650% due 01/13/2031		13,000	13,809

Wynn Las Vegas LLC
5.500% due 03/01/2025		18,000	16,528

Zoetis, Inc.
0.817% (US0003M + 0.440%) due 08/20/2021 ~		7,500	7,512

			943,464

SPECIALTY FINANCE 0.1%

Lloyds Banking Group PLC
3.870% due 09/02/2020 (j)		1,400	1,405
3.870% due 09/02/2021 (j)		1,400	1,431

			2,836

UTILITIES 3.9%

AEP Texas, Inc.
2.400% due 10/01/2022		2,200	2,286

AES Corp.
3.950% due 07/15/2030		6,400	6,780

AT&T, Inc.
1.100% (US0003M + 0.750%) due 06/01/2021 ~		7,100	7,137

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.498% (US0003M + 1.180%) due 06/12/2024 ~	$12,300	$12,329
3.400% due 05/15/2025	11,300	12,433

British Telecommunications PLC
4.500% due 12/04/2023	400	443

Duke Energy Corp.
2.400% due 08/15/2022	3,460	3,591
3.050% due 08/15/2022	1,300	1,357

Duke Energy Ohio, Inc.
3.650% due 02/01/2029	5,600	6,484

Edison International
3.125% due 11/15/2022	5,000	5,153

Enel Finance International NV
2.875% due 05/25/2022	10,120	10,473
4.250% due 09/14/2023	17,500	19,057

Evergy, Inc.
2.450% due 09/15/2024	17,000	17,982

NextEra Energy Capital Holdings, Inc.
1.080% (US0003M + 0.720%) due 02/25/2022 ~	16,200	16,292
2.250% due 06/01/2030	19,000	19,561
3.200% due 02/25/2022	13,200	13,771
3.300% due 08/15/2022	4,400	4,672

NiSource, Inc.
2.650% due 11/17/2022	4,600	4,807

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	1,667	1,429

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)	8,881	2,664

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	798	659

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(c)	4,420	420

Pacific Gas & Electric Co.
2.950% due 03/01/2026 ^(d)	1,900	2,053
3.300% due 12/01/2027 ^(d)	200	217
3.400% due 08/15/2024 ^(d)	5,800	6,401
3.500% due 06/15/2025 ^(d)	2,000	2,211

Pacific Gas and Electric Co.
1.750% due 06/16/2022	12,800	12,852
3.300% due 08/01/2040	4,300	4,195
4.250% due 08/01/2023	1,000	1,144

Plains All American Pipeline LP
5.000% due 02/01/2021	1,700	1,716

Sempra Energy
0.763% (US0003M + 0.450%) due 03/15/2021 ~	21,300	21,338

Verizon Communications, Inc.
3.376% due 02/15/2025	27,614	30,665

VTR Comunicaciones SpA
5.125% due 01/15/2028 (b)	1,000	1,026

		253,598

Total Corporate Bonds & Notes (Cost $2,381,683)		2,459,647

MUNICIPAL BONDS & NOTES 0.3%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	1,367	1,474

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
2.857% due 01/01/2031	5,000	5,036
3.007% due 01/01/2033	2,000	2,022

		8,532

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	825	826

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.1%

New York State Urban Development Corp. Revenue Notes, Series 2020
0.965% due 03/15/2024	$3,900	$3,914
1.115% due 03/15/2025	2,500	2,510

		6,424

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	2,950	2,961

Total Municipal Bonds & Notes (Cost $18,512)		18,743

U.S. GOVERNMENT AGENCIES 38.7%

Fannie Mae
0.228% due 12/25/2036 •	121	120
0.236% due 07/25/2037 •	387	381
0.435% due 05/25/2037 •	33	33
0.535% due 03/25/2044 •	398	397
0.595% due 09/25/2035 •	258	258
0.635% due 06/25/2049 •	27,841	27,891
0.680% due 06/25/2055 •	2,320	2,313
0.820% due 09/25/2046 •	1,980	1,979
2.310% due 08/01/2022	4,426	4,548
2.670% due 08/01/2022	683	705
2.870% due 09/01/2027	6,400	7,144
2.891% due 06/01/2043 - 07/01/2044 •	573	576
3.075% due 04/01/2035 •	516	520
3.091% due 09/01/2040 •	2	2
3.160% due 06/01/2029	6,500	7,473
3.194% due 08/25/2055 ~(a)	10,357	612
3.700% due 01/01/2025 •	1	1
3.723% due 05/25/2035 ~	59	62
3.809% due 05/01/2038 •	5,619	5,945
3.819% due 10/01/2032 •	105	108
3.840% due 08/01/2035 •	193	195
4.053% due 11/01/2035 •	15	16
4.090% due 09/01/2035 •	17	17
4.111% due 09/01/2039 •	15	15
4.127% due 12/01/2036 •	110	113
4.162% due 08/01/2035 •	22	22
5.000% due 04/25/2033	340	388
5.030% due 09/01/2034 •	48	51
7.000% due 04/25/2023 - 06/01/2032	128	144

Freddie Mac
0.544% due 08/15/2040 - 10/15/2040 «•	16,100	16,017
0.635% due 11/15/2030 •	2	2
0.685% due 09/15/2030 •	3	3
0.905% due 05/15/2037 •	396	401
1.357% due 08/25/2022 ~(a)	48,883	1,056
2.891% due 02/25/2045 •	106	107
3.500% due 02/01/2048 - 10/01/2048	44,520	46,899
4.000% due 04/01/2029 - 10/01/2041	3,057	3,335
4.500% due 03/01/2029 - 09/01/2041	1,428	1,541
5.500% due 10/01/2034 - 07/01/2038	1,356	1,557
6.000% due 02/01/2033 - 05/01/2040	2,541	2,956
6.500% due 04/15/2029 - 10/01/2037	23	25
7.000% due 06/15/2023	61	65
7.500% due 07/15/2030 - 03/01/2032	29	35
8.500% due 08/01/2024	1	1

Ginnie Mae
0.473% due 10/20/2043 •	9,030	9,016
0.753% due 08/20/2066 •	162	162
0.903% due 07/20/2065 - 08/20/2065 •	23,386	23,428
0.953% due 07/20/2063 •	1,300	1,301
1.073% due 10/20/2066 •	10,142	10,229
1.103% due 06/20/2066 •	5,577	5,631

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.133% due 08/20/2066 •	$15,559	$15,729
1.303% due 01/20/2066 •	3,969	4,038
1.586% due 06/20/2067 •	562	571
1.904% due 04/20/2067 •	11,436	11,671
3.000% due 02/20/2027 - 02/20/2032 •	81	85
3.000% due 03/15/2045 - 08/15/2045	6,081	6,433
3.125% due 10/20/2029 - 11/20/2029 •	30	31
3.250% due 07/20/2030 •	1	2
3.500% due 12/20/2049 - 01/20/2050	93,944	99,313
3.875% (H15T1Y + 1.500%) due 04/20/2026 ~	12	13
3.875% due 05/20/2030 •	1	1
4.000% due 10/20/2044 - 06/20/2048	41,412	44,459
4.500% due 04/20/2048 - 01/20/2049	70,311	75,576
4.607% due 09/20/2066 ~	18,743	20,191
5.000% due 08/20/2048 - 12/20/2049	169,703	184,637
6.000% due 12/15/2038 - 11/15/2039	17	20

Ginnie Mae, TBA
3.000% due 08/01/2050	4,600	4,863
4.000% due 07/01/2050	14,000	14,813
4.500% due 07/01/2050 - 08/01/2050	166,900	178,223
5.000% due 07/01/2050	2,200	2,390

Small Business Administration
5.130% due 09/01/2023	3	3
6.290% due 01/01/2021	2	2

Uniform Mortgage-Backed Security
2.500% due 07/01/2039 - 03/01/2040	3,686	3,845
3.000% due 09/01/2020 - 06/01/2030	38,506	41,192
3.500% due 02/01/2030 - 02/01/2050	82,710	87,461
4.000% due 01/01/2026 - 01/01/2049	86,717	92,150
4.500% due 08/01/2023 - 09/01/2045	14,945	16,393
5.000% due 06/01/2025 - 08/01/2044	4,539	5,109
5.500% due 05/01/2022 - 07/01/2041	11,718	13,371
6.000% due 09/01/2021 - 01/01/2039	3,725	4,277
6.500% due 11/01/2034	23	25

Uniform Mortgage-Backed Security, TBA
2.000% due 07/01/2050 - 09/01/2050	279,000	284,351
2.500% due 08/01/2050 - 09/01/2050	493,400	513,001
3.000% due 07/01/2050 - 09/01/2050	464,300	487,562
3.500% due 07/01/2035 - 08/01/2050	92,395	97,172
5.500% due 08/01/2050	13,000	14,301
6.000% due 07/01/2050	5,000	5,565

Total U.S. Government Agencies (Cost $2,487,318)		2,514,635

U.S. TREASURY OBLIGATIONS 10.6%

U.S. Treasury Bonds
2.000% due 02/15/2050	47,000	53,813
2.500% due 02/15/2045	9,800	12,091
2.750% due 11/15/2042	8,300	10,635
2.875% due 08/15/2045 (n)(p)	10,000	13,181
2.875% due 05/15/2049	31,900	43,145
3.000% due 05/15/2042 (l)	4,300	5,727
3.000% due 11/15/2044	155,300	207,963
3.000% due 05/15/2045	41,000	55,058
3.125% due 11/15/2041	20,500	27,774
3.125% due 08/15/2044	35,700	48,690

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 05/15/2044		$63,300	$89,546
3.625% due 02/15/2044		2,900	4,246
3.750% due 08/15/2041 (n)		27,700	40,825

U.S. Treasury Inflation Protected Securities (g)
0.125% due 07/15/2026 (n)		6,740	7,167

U.S. Treasury Notes
1.750% due 09/30/2022 (n)		20,665	21,401
1.750% due 06/30/2024 (n)(p)		47,400	50,289

Total U.S. Treasury Obligations (Cost $634,103)			691,551

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.7%

Alba PLC
0.342% due 03/17/2039 •	GBP	9,732	11,326

American Home Mortgage Investment Trust
2.515% due 02/25/2045 •		$217	216
6.700% due 06/25/2036 þ		11,860	3,582

AREIT Trust
2.805% due 04/14/2037 •		13,300	13,372

Banc of America Funding Trust
4.012% due 05/25/2035 ~		231	228
5.000% due 07/26/2036		17,537	3,062
6.000% due 03/25/2037 ^		2,536	2,266

Banc of America Mortgage Trust
4.292% due 05/25/2033 ~		245	241
6.500% due 10/25/2031		46	49

BCAP LLC Trust
0.395% due 05/25/2047 •		2,618	2,344
4.869% due 03/26/2037 þ		431	432

Bear Stearns Adjustable Rate Mortgage Trust
2.782% due 11/25/2030 ~		1	1
3.398% due 07/25/2034 ~		287	259
3.753% due 02/25/2033 ~		11	9
3.839% due 04/25/2034 ~		365	348
3.840% due 02/25/2036 •		36	36
3.936% due 11/25/2034 ~		939	898
3.967% due 02/25/2033 ~		5	5
4.016% due 04/25/2033 ~		41	42
4.032% due 01/25/2035 ~		80	77
4.103% due 01/25/2034 ~		183	186
4.377% due 01/25/2035 ~		198	185

Bear Stearns ALT-A Trust
3.736% due 09/25/2035 ^~		599	470
3.769% due 05/25/2035 ~		948	923
3.899% due 05/25/2036 ^~		1,755	1,201

Bear Stearns Structured Products, Inc. Trust
3.635% due 01/26/2036 ^~		1,266	1,047
4.251% due 12/26/2046 ^~		906	795

Business Mortgage Finance PLC
2.292% due 02/15/2041 •	GBP	2,067	2,507

CD Mortgage Trust
3.431% due 08/15/2050		$5,900	6,603

CFCRE Commercial Mortgage Trust
3.644% due 12/10/2054		7,037	7,594

Chase Mortgage Finance Trust
3.597% due 01/25/2036 ^~		1,638	1,434

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 ~		5,899	5,941
4.380% due 10/25/2035 •		82	80
5.500% due 12/25/2035		2,879	2,263

Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035 •		3,691	3,631
3.462% due 05/25/2035 ~		371	370

Countrywide Alternative Loan Trust
0.375% due 09/25/2046 ^•		12,084	11,026
0.380% due 09/20/2046 •		4,663	4,042
0.385% due 05/25/2036 •		1,019	840
1.185% due 08/25/2035 ^•		3,194	1,651
6.000% due 03/25/2035		12,554	11,713
6.000% due 02/25/2037 ^		7,149	5,036
6.000% due 08/25/2037 ^		7,060	6,167

Countrywide Home Loan Mortgage Pass-Through Trust
3.633% due 02/20/2035 ~		480	470
3.711% due 02/20/2036 ^•		167	141
3.819% due 11/25/2034 ~		697	680

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
5.220% due 06/25/2032 ~		$14	$14

CSAIL Commercial Mortgage Trust
2.968% due 12/15/2052		7,446	8,170

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.335% due 03/25/2037 ^•		3,952	3,653
0.685% due 02/25/2035 •		210	200

Ellington Financial Mortgage Trust
2.006% due 06/25/2065 ~		3,801	3,817

Eurosail PLC
0.343% due 03/13/2045 •	GBP	1,316	1,589
0.353% due 03/13/2045 •		3,911	4,775

First Horizon Alternative Mortgage Securities Trust
3.329% due 08/25/2035 ^~		$2,115	1,877

First Horizon Mortgage Pass-Through Trust
3.998% due 10/25/2035 ^~		1,505	1,441

Great Hall Mortgages PLC
0.438% due 06/18/2039 •		2,845	2,788

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		10,700	10,562
3.203% due 02/10/2029		5,500	5,486
3.980% due 02/10/2029		17,150	17,119

GS Mortgage Securities Trust
3.120% due 05/10/2050		12,977	13,463
3.722% due 10/10/2049 ~		3,037	2,635

GSR Mortgage Loan Trust
4.065% due 09/25/2035 ~		1,021	1,016
4.097% due 11/25/2035 ~		278	267

HarborView Mortgage Loan Trust
0.634% due 05/19/2035 •		239	217
1.694% due 10/19/2035 •		2,037	1,635
3.653% due 07/19/2035 ^~		806	673
3.792% due 12/19/2035 ^~		2,047	1,410

Hawksmoor Mortgages
1.287% due 05/25/2053 •	GBP	57,299	70,982

Hilton USA Trust
2.828% due 11/05/2035		$14,400	14,230

IndyMac Adjustable Rate Mortgage Trust
3.528% due 01/25/2032 ~		1	1

IndyMac Mortgage Loan Trust
0.355% due 01/25/2037 ^•		2,171	1,925
3.313% due 06/25/2036 ~		5,874	4,781

JPMorgan Chase Commercial Mortgage Securities Trust
1.185% due 06/15/2032 •		16,732	15,798

JPMorgan Mortgage Trust
3.513% due 06/25/2035 ~		175	172
3.645% due 08/25/2034 ~		1,428	1,353
3.945% due 10/25/2036 ^~		2,342	2,016
3.952% due 12/26/2037 ~		11,316	10,006
5.750% due 01/25/2036 ^		419	305

JPMorgan Resecuritization Trust
3.832% due 05/26/2036 ~		12,784	10,012

Landmark Mortgage Securities PLC
0.940% due 04/17/2044 •	GBP	17,390	20,132

MASTR Adjustable Rate Mortgages Trust
2.244% due 01/25/2047 ^•		$2,309	3,921
3.837% due 08/25/2034 ~		2,473	2,096

Merrill Lynch Mortgage Investors Trust
3.414% due 04/25/2035 ~		1,705	1,617

Morgan Stanley Bank of America Merrill Lynch Trust
3.069% due 02/15/2048		2,866	2,971
3.557% due 12/15/2047		7,200	7,615

Morgan Stanley Mortgage Loan Trust
3.442% due 07/25/2035 ^~		2,160	1,935

MortgageIT Trust
0.805% due 12/25/2035 •		1,860	1,739

MSSG Trust
3.397% due 09/13/2039		17,400	18,547

Nomura Resecuritization Trust
0.413% due 11/26/2036 •		10,398	8,364

Prime Mortgage Trust
0.585% due 02/25/2034 •		47	44
0.668% due 02/25/2035 •		2,319	2,194

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RBSSP Resecuritization Trust
3.532% due 12/25/2035 ~		$4,040	$4,031

Residential Accredit Loans, Inc. Trust
0.285% due 05/25/2037 •		7,124	6,315
1.585% due 08/25/2036 ^•		1,682	1,643
4.464% due 12/25/2035 ^~		336	294
6.000% due 09/25/2036		874	802
6.500% due 09/25/2036 ^		5,366	3,863

Residential Asset Securitization Trust
0.635% due 10/25/2035 •		1,368	942

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^		1,994	1,944

Ripon Mortgages PLC
1.056% due 08/20/2056 •	GBP	20,022	24,727

Structured Adjustable Rate Mortgage Loan Trust
0.385% due 04/25/2047 •		$1,522	1,347
3.367% due 01/25/2035 ~		1,427	1,370
3.835% due 11/25/2035 ~		5,561	4,360

Structured Asset Mortgage Investments Trust
0.444% due 07/19/2035 •		969	923
0.854% due 09/19/2032 •		13	12

SunTrust Adjustable Rate Mortgage Loan Trust
3.931% due 02/25/2037 ^~		1,593	1,438

Tharaldson Hotel Portfolio Trust
0.925% due 11/11/2034 •		7,939	7,522

Thornburg Mortgage Securities Trust
1.815% due 06/25/2047 ^•		7,922	6,721
1.865% due 03/25/2037 ^•		1,068	942

Towd Point Mortgage Funding
1.392% due 07/20/2045 •	GBP	54,648	67,541

Towd Point Mortgage Funding PLC
1.677% due 10/20/2051 •		30,946	38,353

Wachovia Mortgage Loan Trust LLC
3.898% due 05/20/2036 ^~		$1,664	1,613

WaMu Mortgage Pass-Through Certificates Trust
0.475% due 10/25/2045 •		217	210
0.685% due 02/25/2045 •		8,398	8,016
3.301% due 05/25/2037 ^~		2,981	2,492
3.332% due 12/25/2036 ^~		7,465	6,796
3.526% due 12/25/2036 ^~		268	243
3.715% due 07/25/2037 ^~		3,803	3,325

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)	GBP	0	908
0.982% due 12/21/2049 •		18,693	22,946
1.682% due 12/21/2049 •		2,259	2,754
2.182% due 12/21/2049 •		1,179	1,434
2.682% due 12/21/2049 •		674	815
3.182% due 12/21/2049 •		674	804

Total Non-Agency Mortgage-Backed Securities (Cost $633,914)			628,798

ASSET-BACKED SECURITIES 10.1%

Accredited Mortgage Loan Trust
0.445% due 09/25/2036 •		$5,877	5,654

Ally Master Owner Trust
0.505% due 07/15/2022 •		19,600	19,607

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.655% due 11/25/2035 •		7,927	7,744

Argent Securities Trust
0.335% due 07/25/2036 •		17,924	7,253
0.375% due 03/25/2036 •		5,993	3,951

Atrium Corp.
1.928% due 04/22/2027 •		15,869	15,615

Avery Point CLO Ltd.
2.091% due 04/25/2026 •		2,544	2,538

Bear Stearns Asset-Backed Securities Trust
0.328% due 08/25/2036 •		1,038	1,266
0.335% due 11/25/2036 •		7,705	7,108
1.310% due 02/25/2035 •		5,266	5,250

California Street CLO Ltd.
2.249% due 10/15/2025 •		8,753	8,690

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cent CLO Ltd.
2.289% due 10/15/2026 •	$16,800	$16,594

Chesapeake Funding LLC
3.230% due 08/15/2030	7,778	7,926

Citigroup Mortgage Loan Trust
6.750% due 05/25/2036 þ	3,638	2,486

Countrywide Asset-Backed Certificates
0.325% due 06/25/2047 ^•	2,823	2,510
0.335% due 07/25/2036 ^•	160	160
0.355% due 09/25/2036 •	12,060	11,914
0.355% due 06/25/2037 •	82	82
0.415% due 05/25/2037 •	7,400	6,599
0.585% due 06/25/2036 •	6,600	6,367
0.935% due 05/25/2034 •	1,386	1,375

Countrywide Asset-Backed Certificates Trust
0.985% due 08/25/2047 •	1,091	1,066

Credit-Based Asset Servicing & Securitization Trust
0.245% due 11/25/2036 •	369	222

EMC Mortgage Loan Trust
0.925% due 05/25/2040 •	108	104

Evergreen Credit Card Trust
1.900% due 09/15/2024	20,300	20,840

Figueroa CLO Ltd.
2.119% due 01/15/2027 •	4,396	4,393

First Franklin Mortgage Loan Trust
0.920% due 09/25/2035 •	265	267

Ford Credit Floorplan Master Owner Trust
0.465% due 05/15/2023 •	28,800	28,683
2.840% due 03/15/2024	16,200	16,661

Fremont Home Loan Trust
0.245% due 01/25/2037 •	71	36
0.595% due 11/25/2035 •	8,100	7,028

GSAA Home Equity Trust
5.995% due 03/25/2046 ^~	8,095	4,653
6.500% due 08/25/2047	11,822	8,510

GSAMP Trust
0.275% due 06/25/2036 •	3,868	2,484

Halcyon Loan Advisors Funding Ltd.
2.198% due 10/22/2025 •	4,733	4,726

Home Equity Loan Trust
0.415% due 04/25/2037 •	17,075	16,145

Jamestown CLO Ltd.
1.821% due 07/25/2027 •	4,664	4,577

JMP Credit Advisors CLO Ltd.
1.985% due 01/17/2028 •	19,749	19,321

JPMorgan Mortgage Acquisition Corp.
0.575% due 05/25/2035 •	4,500	4,422
0.595% due 10/25/2035 ^•	7,200	6,885

JPMorgan Mortgage Acquisition Trust
0.445% due 03/25/2037 •	1,900	1,847

Lehman XS Trust
0.365% due 06/25/2036 •	1,788	1,538

LoanCore Issuer Ltd.
1.315% due 05/15/2028 •	16,700	16,557

Long Beach Mortgage Loan Trust
3.185% due 11/25/2032 •	1	1

LP Credit Card ABS Master Trust
2.323% due 08/20/2024 •	14,998	15,261

MASTR Asset-Backed Securities Trust
0.425% due 03/25/2036 •	5,145	3,927
0.765% due 12/25/2035 •	3,353	3,312

MidOcean Credit CLO
2.019% due 04/15/2027 •	2,772	2,730

Monarch Grove CLO
1.871% due 01/25/2028 •	9,487	9,381

Morgan Stanley ABS Capital, Inc. Trust
0.335% due 07/25/2036 •	7,335	3,737
0.365% due 05/25/2037 •	11,183	9,676
0.435% due 08/25/2036 •	13,467	7,867

Mountain Hawk CLO Ltd.
2.335% due 04/18/2025 •	2,695	2,684

NovaStar Mortgage Funding Trust
0.425% due 11/25/2036 •	2,961	1,274

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OCP CLO Ltd.
2.019% due 07/15/2027 •	$6,539	$6,496

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	16,800	17,043

Option One Mortgage Loan Trust
0.325% due 03/25/2037 •	5,753	5,048
0.405% due 05/25/2037 •	10,891	7,703

Option One Mortgage Loan Trust Asset-Backed Certificates
0.875% due 11/25/2035 •	13,900	13,100

Palmer Square CLO Ltd.
1.242% due 08/15/2026 •	6,722	6,676

Palmer Square Loan Funding Ltd.
2.105% due 04/20/2027 •	12,204	12,078

RAAC Trust
0.525% due 02/25/2036 •	718	713

Renaissance Home Equity Loan Trust
5.285% due 01/25/2037 þ	12,719	6,047

Residential Asset Mortgage Products Trust
0.865% due 04/25/2035 •	7,300	7,126

Residential Asset Securities Corp. Trust
0.425% due 09/25/2036 •	5,547	5,432
0.435% due 04/25/2037 •	2,206	2,187
0.585% due 02/25/2036 •	6,314	6,180
0.845% due 12/25/2035 •	4,015	3,267

Securitized Asset-Backed Receivables LLC Trust
0.315% due 05/25/2037 ^•	1,089	871

SG Mortgage Securities Trust
0.455% due 02/25/2036 •	2,470	1,648

SLM Student Loan Trust
0.783% due 12/15/2027 •	6,155	6,108
0.863% due 12/15/2025 •	9,118	9,052

SoFi Consumer Loan Program Trust
3.010% due 04/25/2028	7,095	7,197

SoFi Professional Loan Program Trust
2.640% due 08/25/2047	2,140	2,145

Soundview Home Loan Trust
0.295% due 02/25/2037 •	1,781	632
1.085% due 10/25/2037 •	18,527	15,476

Specialty Underwriting & Residential Finance Trust
0.335% due 11/25/2037 •	15,515	9,770

Starwood Commercial Mortgage Trust
1.265% due 07/15/2038 •	14,500	14,220

Structured Asset Securities Corp. Mortgage Loan Trust
0.635% due 05/25/2037 •	6,600	6,206

Sudbury Mill CLO Ltd.
2.285% due 01/17/2026 •	4,021	4,002
2.305% due 01/17/2026 •	4,021	4,003

Telos CLO Ltd.
2.405% due 01/17/2027 •	4,364	4,331

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	38,721	40,828

Tralee CLO Ltd.
2.245% due 10/20/2028 •	15,100	14,882

Venture CLO Ltd.
2.039% due 04/15/2027 •	8,592	8,506
2.069% due 01/15/2028 •	9,321	9,134

Volkswagen Auto Loan Enhanced Trust
3.050% due 08/20/2021	649	650

Voya CLO Ltd.
1.711% due 07/25/2026 •	2,694	2,679

WaMu Asset-Backed Certificates WaMu Trust
0.435% due 04/25/2037 •	6,072	2,942

Westlake Automobile Receivables Trust
2.980% due 01/18/2022	466	467

Zais CLO Ltd.
2.369% due 04/15/2028 •	17,487	17,318

Total Asset-Backed Securities (Cost $639,479)		653,667

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.3%

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2021 (e)	BRL	400,100	$72,402

Emirate of Abu Dhabi Government International Bond
3.125% due 04/16/2030		$12,300	13,583

Israel Government International Bond
2.750% due 07/03/2030		17,900	19,784

Ivory Coast Government International Bond
5.875% due 10/17/2031	EUR	6,200	6,565

Korea International Bond
2.000% due 06/19/2024		$1,200	1,252

Provincia de Buenos Aires
28.192% due 04/12/2025	ARS	35,575	263

Qatar Government International Bond
3.375% due 03/14/2024		$12,500	13,411
3.875% due 04/23/2023		18,100	19,456
4.000% due 03/14/2029		4,000	4,611

Total Sovereign Issues (Cost $148,946)			151,327

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(h)(i)		2,800,000	3,260

Total Preferred Securities (Cost $3,283)			3,260

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.4%

CERTIFICATES OF DEPOSIT 0.3%

Lloyds Bank Corporate Markets PLC
0.797% (US0003M + 0.500%) due 09/24/2020 ~		$16,500	$16,522

REPURCHASE AGREEMENTS (k) 6.2%
			405,753

ARGENTINA TREASURY BILLS 0.0%
30.365% due 08/28/2020 ~	ARS	12,824	124

U.S. TREASURY BILLS 0.9%
0.127% due 07/23/2020 (e)(f)(n)(p)		$57,400	57,396

Total Short-Term Instruments (Cost $479,802)			479,795

Total Investments in Securities (Cost $7,466,086)			7,640,471

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.4%

SHORT-TERM INSTRUMENTS 8.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.4%

PIMCO Short Asset Portfolio	$22,250,318	$221,947

PIMCO Short-Term Floating NAV Portfolio III	32,855,506	323,922

Total Short-Term Instruments (Cost $545,576)		545,869

Total Investments in Affiliates (Cost $545,576)		545,869

Total Investments 126.1% (Cost $8,011,662)		$8,186,340

Financial Derivative Instruments (m)(o) (0.1)% (Cost or Premiums, net $(7,802))		(5,727)
Other Assets and Liabilities, net (26.0)%		(1,687,657)

Net Assets 100.0%		$6,492,956

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.572%	06/03/2031	05/26/2020	$9,500	$9,831	0.15%
General Motors Co.	6.125	10/01/2025	05/07/2020	19,884	22,389	0.34
General Motors Co.	6.800	10/01/2027	05/07/2020	3,692	4,317	0.07
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	1,400	1,431	0.02
Lloyds Banking Group PLC	3.870	09/02/2020	05/22/2018	1,400	1,405	0.02

				$35,876	$39,373	0.60%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.120%	07/01/2020	07/02/2020	$ 104,300	U.S. Treasury Notes 1.250% due 08/31/2024	$(106,396)	$104,300	$104,300
	0.130	06/25/2020	07/02/2020	100,000	U.S. Treasury Bonds 2.875% due 08/15/2045	(102,592)	100,000	100,002
FICC	0.000	06/30/2020	07/01/2020	953	U.S. Treasury Notes 1.875% due 04/30/2022	(972)	953	953
JPS	0.100	06/30/2020	07/01/2020	15,800	U.S. Treasury Notes 0.250% due 06/30/2025	(16,133)	15,800	15,800
	0.120	06/30/2020	07/01/2020	124,200	U.S. Treasury Bonds 3.000% due 11/15/2044	(126,358)	124,200	124,201
RDR	0.120	06/30/2020	07/01/2020	60,500	U.S. Treasury Notes 1.500% - 2.375% due 07/31/2021 - 05/15/2027	(61,750)	60,500	60,500

Total Repurchase Agreements						$(414,201)	$405,753	$405,756

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	(0.500)%	04/22/2020	TBD	(3)	$(1,930)	$(1,928)

Total Reverse Repurchase Agreements						$(1,928)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.9)%
Uniform Mortgage-Backed Security, TBA	3.500%	07/01/2035	$18,700	$(19,735)	$(19,647)
Uniform Mortgage-Backed Security, TBA	4.000	08/01/2050	99,600	(105,654)	(105,596)

Total Short Sales (1.9)%				$(125,389)	$(125,243)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$204,302	$0	$0	$204,302	$(207,980)	$(3,678)
BRC	0	(1,928)	0	(1,928)	2,817	889
DEU	0	0	0	0	(1)	(1)
FICC	953	0	0	953	(972)	(19)
JPS	140,001	0	0	140,001	(142,491)	(2,490)
RDR	60,500	0	0	60,500	(61,750)	(1,250)

Total Borrowings and Other Financing Transactions	$405,756	$(1,928)	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,928)	$(1,928)

Total Borrowings	$0	$0	$0	$(1,928)	$(1,928)

Payable for reverse repurchase agreements					$(1,928)

(l)	Securities with an aggregate market value of $3,823 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(372,692) at a weighted average interest rate of 1.382%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August 2020 Futures	$135.500	07/24/2020	552	$552	$(216)	$(17)

Total Written Options					$(216)	$(17)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond September Futures	09/2020	43	$ 8,528	$53	$0	$(9)
Euro-Buxl 30-Year Bond September Futures	09/2020	31	7,661	132	0	(38)
U.S. Treasury 5-Year Note September Futures	09/2020	11,047	1,389,074	3,488	0	(345)
U.S. Treasury 10-Year Note September Futures	09/2020	4,348	605,119	1,453	0	(679)

				$5,126	$0	$(1,071)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Put Options Strike @ EUR 171.500 on Euro-Bund 10-Year Bond August 2020 Futures(1)	07/2020	369	$(12)	$285	$4	$0
Put Options Strike @ EUR 172.500 on Euro-Bund 10-Year Bond August 2020 Futures(1)	07/2020	384	(26)	144	0	0
U.S. Treasury 30-Year Bond September Futures	09/2020	422	(75,353)	(890)	198	0

				$(461)	$202	$0

Total Futures Contracts				$4,665	$202	$(1,071)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(3)	Notional Amount(4)			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
											Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2025	1.145%	$		2,400	$(61)	$45	$(16)	$2	$0
General Electric Co.	1.000	Quarterly	12/20/2023	1.476			6,100	(428)	331	(97)	16	0
General Electric Co.	1.000	Quarterly	06/20/2024	1.557			5,400	(66)	(48)	(114)	22	0
General Electric Co.	1.000	Quarterly	12/20/2024	1.682			5,000	(78)	(67)	(145)	21	0
Morgan Stanley	1.000	Quarterly	12/20/2020	0.395			12,100	201	(163)	38	0	(1)
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	4.033		EUR	14,400	25	(1,777)	(1,752)	7	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.296			15,000	(732)	974	242	3	0

								$(1,139)	$(705)	$(1,844)	$71	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.270%	Semi-Annual	03/03/2022	CAD	112,600	$115	$828	$943	$0	$(1)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		25,600	28	401	429	0	(16)
Pay	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023	$	66,200	(1,486)	7,455	5,969	14	0
Receive(6)	6-Month GBP-LIBOR	0.500	Semi-Annual	09/16/2050	GBP	8,900	(176)	(135)	(311)	0	(51)
Receive(6)	6-Month GBP-LIBOR	0.500	Semi-Annual	12/16/2050		76,800	(1,931)	(730)	(2,661)	0	(419)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	44,270,000	(2,569)	(5,611)	(8,180)	170	0
Pay	6-Month JPY-LIBOR	0.095	Semi-Annual	09/13/2026		4,100,000	0	(168)	(168)	0	(23)
Pay	6-Month JPY-LIBOR	0.092	Semi-Annual	09/13/2026		2,050,000	0	(80)	(80)	0	(11)
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026		3,410,000	0	(86)	(86)	0	(19)
Pay	6-Month JPY-LIBOR	0.062	Semi-Annual	09/18/2026		5,460,000	(3)	(116)	(119)	0	(31)
Pay	6-Month JPY-LIBOR	0.064	Semi-Annual	09/19/2026		2,050,000	0	(50)	(50)	0	(12)
Pay	6-Month JPY-LIBOR	0.063	Semi-Annual	09/19/2026		2,050,000	0	(49)	(49)	0	(12)
Pay	6-Month JPY-LIBOR	0.087	Semi-Annual	09/20/2026		1,025,000	0	(40)	(40)	0	(6)
Pay	6-Month JPY-LIBOR	0.097	Semi-Annual	09/24/2026		2,495,000	3	(117)	(114)	0	(14)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		7,200,000	(375)	(1,179)	(1,554)	53	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		1,700,000	118	(499)	(381)	14	0
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		17,350,000	663	4,185	4,848	0	(149)
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		2,750,000	(2)	(805)	(807)	24	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		2,870,000	(212)	(829)	(1,041)	30	0
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		1,012,000	0	(259)	(259)	0	(30)
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		1,012,000	0	(252)	(252)	0	(30)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		6,502,000	184	(6,209)	(6,025)	216	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		690,000	0	(702)	(702)	25	0
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		2,050,000	131	(1,881)	(1,750)	73	0
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		1,050,000	4	(1,043)	(1,039)	37	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		5,544,600	294	(5,424)	(5,130)	198	0
Pay	6-Month JPY-LIBOR	0.122	Semi-Annual	08/22/2039		4,060,000	366	(1,038)	(672)	0	(138)
Pay	6-Month JPY-LIBOR	0.123	Semi-Annual	08/22/2039		2,680,000	71	(512)	(441)	0	(91)
Pay	6-Month JPY-LIBOR	0.103	Semi-Annual	08/28/2039		660,000	0	(132)	(132)	0	(22)
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		690,000	1,686	(447)	1,239	0	(44)
Pay	28-Day MXN-TIIE	8.075	Lunar	08/26/2020	MXN	2,293,300	(1,332)	1,964	632	7	0
Pay	28-Day MXN-TIIE	8.700	Lunar	11/02/2020		1,954,600	(113)	1,330	1,217	8	0
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020		154,800	0	97	97	1	0
Pay	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		50,600	(3)	35	32	0	0
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		1,384,600	0	(1,047)	(1,047)	0	(8)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		2,757,900	51	(2,253)	(2,202)	0	(16)

							$(4,488)	$(15,398)	$(19,886)	$870	$(1,143)

Total Swap Agreements							$(5,627)	$(16,103)	$(21,730)	$941	$(1,144)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$202	$941	$1,143	$(17)	$(1,071)	$(1,144)	$(2,232)

(n)

Securities with an aggregate market value of $41,052 and cash of $20,239 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2020		$214	TRY	1,454	$0	$(2)
	08/2020	EUR	17,228		$19,423	47	0
	08/2020		$1,250	EUR	1,103	0	(10)
	08/2020		20,141	GBP	16,245	0	(6)
	09/2020	ILS	1,658		$483	3	0
	09/2020	TWD	737,551		24,976	0	(366)
	09/2020		$279	CNH	1,999	3	0

BPS	07/2020	BRL	140		$25	0	0
	07/2020	CAD	2,966		2,164	0	(21)
	07/2020	RUB	425,205		6,027	64	0
	07/2020		$26	BRL	140	0	0
	04/2021	BRL	148,400		$26,969	7	(39)

BRC	08/2020		$3,039	GBP	2,433	0	(24)
	12/2020	MXN	10,702		$484	27	0

BSH	04/2021	BRL	251,700		47,701	1,905	0

CBK	08/2020		$3,050	GBP	2,434	6	(39)
	09/2020		352	KRW	433,985	10	0

GLM	07/2020		5,703	RUB	428,149	302	0
	08/2020	GBP	251,102		$308,518	0	(2,710)

HUS	07/2020	AUD	2,367		1,596	0	(38)
	08/2020	GBP	4,704		5,951	120	0
	08/2020		$7,525	EUR	6,912	249	0
	08/2020		1,515	GBP	1,209	0	(17)
	09/2020	THB	32,947		$1,028	0	(38)

JPM	07/2020		$202	TRY	1,375	0	(2)
	08/2020	NOK	1,090		$106	0	(7)

MYI	08/2020	EUR	68,490		74,354	0	(2,671)

SCX	08/2020		$2,107	GBP	1,686	0	(17)
	09/2020	INR	14,380		$188	0	(1)

Total Forward Foreign Currency Contracts						$2,743	$(6,008)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	14,500	$(187)	$0

DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	15,400	(151)	0

						$(338)	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2050	$100.625	08/06/2020	9,300	$(71)	$(47)
GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.055	08/06/2020	45,200	(184)	(44)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.078	08/06/2020	1,500	(6)	(1)
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2050	100.438	08/06/2020	32,400	(273)	(160)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	100.867	07/07/2020	67,000	(440)	(27)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.563	08/06/2020	11,000	(58)	(14)

					$(1,032)	$(293)

Total Written Options					$(1,370)	$(293)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
GST	Russia Government International Bond	1.000%	Quarterly	12/20/2024	1.021%	$14,800	$95	$(105)	$0	$(10)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	2.786	15,900	(680)	(384)	0	(1,064)

JPM	Russia Government International Bond	1.000	Quarterly	12/20/2024	1.021	300	1	(1)	0	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.669	100	(5)	(1)	0	(6)

Total Swap Agreements							$(589)	$(491)	$0	$(1,080)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities				Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter
BOA	$53	$0	$0	$53	$(384)	$0	$0	$(384)	$(331)	$283	$(48)
BPS	71	0	0	71	(60)	0	0	(60)	11	0	11
BRC	27	0	0	27	(24)	0	0	(24)	3	0	3
BSH	1,905	0	0	1,905	0	0	0	0	1,905	(2,150)	(245)
CBK	16	0	0	16	(39)	0	0	(39)	(23)	0	(23)
DUB	0	0	0	0	0	0	0	0	0	(27)	(27)
FAR	0	0	0	0	0	(47)	0	(47)	(47)	0	(47)
GLM	302	0	0	302	(2,710)	0	0	(2,710)	(2,408)	(322)	(2,730)
GSC	0	0	0	0	0	(45)	0	(45)	(45)	0	(45)
GST	0	0	0	0	0	0	(1,074)	(1,074)	(1,074)	992	(82)
HUS	369	0	0	369	(93)	0	0	(93)	276	(280)	(4)
JPM	0	0	0	0	(9)	(201)	(6)	(216)	(216)	339	123
MYI	0	0	0	0	(2,671)	0	0	(2,671)	(2,671)	2,601	(70)
SCX	0	0	0	0	(18)	0	0	(18)	(18)	0	(18)

Total Over the Counter	$2,743	$0	$0	$2,743	$(6,008)	$(293)	$(1,080)	$(7,381)

(p)

Securities with an aggregate market value of $4,217 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	25

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$202	$202
Swap Agreements	0	71	0	0	870	941

	$0	$71	$0	$0	$1,072	$1,143

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,743	$0	$2,743

	$0	$71	$0	$2,743	$1,072	$3,886

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$17	$17
Futures	0	0	0	0	1,071	1,071
Swap Agreements	0	1	0	0	1,143	1,144

	$0	$1	$0	$0	$2,231	$2,232

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,008	$0	$6,008
Written Options	0	0	0	0	293	293
Swap Agreements	0	1,080	0	0	0	1,080

	$0	$1,080	$0	$6,008	$293	$7,381

	$0	$1,081	$0	$6,008	$2,524	$9,613

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(241)	$(241)
Written Options	0	0	0	0	1,032	1,032
Futures	0	0	0	0	119,653	119,653
Swap Agreements	0	(3,661)	0	0	(10,452)	(14,113)

	$0	$(3,661)	$0	$0	$109,992	$106,331

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,508	$0	$15,508
Written Options	0	57	0	0	427	484
Swap Agreements	0	863	0	0	0	863

	$0	$920	$0	$15,508	$427	$16,855

	$0	$(2,741)	$0	$15,508	$110,419	$123,186

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$126	$126
Written Options	0	0	0	0	68	68
Futures	0	0	0	0	18,504	18,504
Swap Agreements	0	(3,840)	0	0	(3,361)	(7,201)

	$0	$(3,840)	$0	$0	$15,337	$11,497

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$29,052	$0	$29,052
Written Options	0	0	0	0	312	312
Swap Agreements	0	(2,104)	0	0	0	(2,104)

	$0	$(2,104)	$0	$29,052	$312	$27,260

	$0	$(5,944)	$0	$29,052	$15,649	$38,757

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$39,048	$39,048
Corporate Bonds & Notes
Banking & Finance	0	1,259,749	0	1,259,749
Industrials	0	943,464	0	943,464
Specialty Finance	0	2,836	0	2,836
Utilities	0	253,598	0	253,598
Municipal Bonds & Notes
Illinois	0	8,532	0	8,532
Iowa	0	826	0	826
New York	0	6,424	0	6,424
Texas	0	2,961	0	2,961
U.S. Government Agencies	0	2,498,618	16,017	2,514,635
U.S. Treasury Obligations	0	691,551	0	691,551
Non-Agency Mortgage-Backed Securities	0	628,798	0	628,798
Asset-Backed Securities	0	653,667	0	653,667
Sovereign Issues	0	151,327	0	151,327
Preferred Securities
Banking & Finance	0	3,260	0	3,260
Short-Term Instruments
Certificates of Deposit	0	16,522	0	16,522
Repurchase Agreements	0	405,753	0	405,753
Argentina Treasury Bills	0	124	0	124
U.S. Treasury Bills	0	57,396	0	57,396

	$0	$7,585,406	$55,065	$7,640,471

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$545,869	$0	$0	$545,869

Total Investments	$545,869	$7,585,406	$55,065	$8,186,340

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(125,243)	$0	$(125,243)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	202	941	0	1,143
Over the counter	0	2,743	0	2,743

	$202	$3,684	$0	$3,886

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,071)	(1,161)	0	(2,232)
Over the counter	0	(7,381)	0	(7,381)

	$(1,071)	$(8,542)	$0	$(9,613)

Total Financial Derivative Instruments	$(869)	$(4,858)	$0	$(5,727)

Totals	$545,000	$7,455,305	$55,065	$8,055,370

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	27

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Total Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

SEMIANNUAL REPORT	JUNE 30, 2020	29

Notes to Financial Statements (Cont.)

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.
∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2020	31

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close).

Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the

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Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$384,921	$3,255	$(164,000)	$(3,681)	$1,452	$221,947	$3,255	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$189,532	$1,288,007	$(1,155,001)	$526	$858	$323,922	$807	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Bank Obligations in which the Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolio deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Notes to Financial Statements (Cont.)

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

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Notes to Financial Statements (Cont.)

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the

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“Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap.

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These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver

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Notes to Financial Statements (Cont.)

option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call

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outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Notes to Financial Statements (Cont.)

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

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Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and

U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset

Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

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(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$8,998	$411,182

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$23,506,622	$24,671,540	$612,885	$1,053,195

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2020	45

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1,944	$21,887	4,819	$52,702

Administrative Class	33,605	378,912	42,002	455,721

Advisor Class	18,085	203,848	20,906	227,666
Issued as reinvestment of distributions

Institutional Class	273	3,098	290	3,163

Administrative Class	8,162	92,700	11,117	121,139

Advisor Class	4,519	51,326	6,404	69,763
Cost of shares redeemed

Institutional Class	(2,229)	(24,815)	(1,323)	(14,259)

Administrative Class	(53,143)	(595,316)	(65,550)	(711,202)

Advisor Class	(22,403)	(251,120)	(56,374)	(617,665)

Net increase (decrease) resulting from Portfolio share transactions	(11,187)	$(119,480)	(37,709)	$(412,972)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 36% of the Portfolio. One of the shareholders is a related party of the Portfolio and comprises 12% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2020 (Unaudited)

As of its last fiscal year ended December 31, 2019, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$7,885,442	$273,693	$(119,758)	$153,935

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2020	47

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	DUB	Deutsche Bank AG	HUS	HSBC Bank USA N.A.

BOS	BofA Securities, Inc.	FAR	Wells Fargo Bank National Association	JPM	JP Morgan Chase Bank N.A.

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	JPS	J.P. Morgan Securities LLC

BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

BSH	Banco Santander S.A. - New York Branch	GSC	Goldman Sachs & Co. LLC	RDR	RBC Capital Markets LLC

CBK	Citibank N.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

DEU	Deutsche Bank Securities, Inc.

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NOK	Norwegian Krone

AUD	Australian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble

BRL	Brazilian Real	INR	Indian Rupee	THB	Thai Baht

CAD	Canadian Dollar	JPY	Japanese Yen	TRY	Turkish New Lira

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TWD	Taiwanese Dollar

EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate

Other Abbreviations:

ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

ALT	Alternate Loan Trust	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD	To-Be-Determined

CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

DAC	Designated Activity Company

48	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

SEMIANNUAL REPORT	JUNE 30, 2020	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT18SAR_063020

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 26, 2020

By:	/s/ Bradley Todd
Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date:	August 26, 2020